STATEMENT OF ADDITIONAL INFORMATION

December 1, 2013

Columbia Funds Series Trust
Columbia California Intermediate Municipal Bond Fund
Class A: NACMX	Class B: CCIBX	Class C: CCICX
Class R4: CCMRX	Class R5: CNBRX	Class Z: NCMAX
Columbia Capital Allocation Moderate Aggressive Portfolio (formerly Columbia LifeGoal® Balanced Growth Portfolio)
Class A: NBIAX	Class B: NLBBX	Class C: NBICX
Class K: CAMKX	Class R: CLBRX	Class R4: CGBRX
Class R5: CLHRX	Class T: CGGTX	Class Y: CPHNX
Class Z: NBGPX
Columbia Capital Allocation Moderate Conservative Portfolio (formerly Columbia LifeGoal® Income and Growth Portfolio)
Class A: NLGAX	Class B: NLIBX	Class C: NIICX
Class K: CCAKX	Class R: CLIRX	Class R4: CHWRX
Class R5: CLRRX	Class Y: CPDGX	Class Z: NIPAX
Columbia Convertible Securities Fund
Class A: PACIX	Class B: NCVBX	Class C: PHIKX
Class I: CCSIX	Class R: CVBRX	Class R4: COVRX
Class R5: COCRX	Class W: CVBWX	Class Z: NCIAX
Columbia Georgia Intermediate Municipal Bond Fund
Class A: NGIMX	Class B: NGITX	Class C: NGINX
Class R4: CGIMX	Class Z: NGAMX
Columbia International Value Fund
Class A: NIVLX	Class B: NBIVX	Class C: NVICX
Class I: CVLIX	Class R: CIVRX	Class R4: CVFRX
Class R5: CLVRX	Class Z: EMIEX
Columbia Large Cap Core Fund
Class A: NSGAX	Class B: NSIBX	Class C: NSGCX
Class I: CLPIX	Class R5: CLCRX	Class W: CLCWX
Class Z: NSEPX
Columbia Large Cap Enhanced Core Fund
Class A: NMIAX	Class I: CCEIX	Class R: CCERX
Class Y: CECYX	Class Z: NMIMX
Columbia Large Cap Index Fund
Class A: NEIAX	Class B: CLIBX	Class I: CCXIX
Class R5: CLXRX	Class Z: NINDX
Columbia LifeGoal® Growth Portfolio
Class A: NLGIX	Class B: NLGBX	Class C: NLGCX
Class K: CGRUX	Class R: CLGRX	Class R4: CWPRX
Class R5: CGPRX	Class Z: NGPAX
Columbia Marsico 21st Century Fund
Class A: NMTAX	Class B: NMTBX	Class C: NMYCX
Class R: CMTRX	Class R4: CTFRX	Class Z: NMYAX
Columbia Marsico Focused Equities Fund
Class A: NFEAX	Class B: NFEBX	Class C: NFECX
Class I: CMRIX	Class R4: CSFRX	Class R5*: CADRX
Class Z: NFEPX
Columbia Marsico Global Fund
Class A: COGAX	Class C: COGCX	Class R: COGRX
Class Z: COGZX
Columbia Marsico Growth Fund
Class A: NMGIX	Class B: NGIBX	Class C: NMICX
Class I: CMWIX	Class R: CMWRX	Class R4: CWSRX
Class R5: CTGRX	Class W: CMSWX	Class Z: NGIPX
Columbia Marsico International Opportunities Fund
Class A: MAIOX	Class B: MBIOX	Class C: MCIOX
Class I: CMOIX	Class R: CMORX	Class R4: CLFRX
Class Z: NMOAX

Columbia Maryland Intermediate Municipal Bond Fund
Class A: NMDMX	Class B: NMITX	Class C: NMINX
Class R4: CMDMX	Class Z: NMDBX
Columbia Masters International Equity Portfolio
Class A: CMTAX	Class B: CMTBX	Class C: CMTCX
Class R: CMERX	Class Z: CMTZX
Columbia Mid Cap Index Fund
Class A: NTIAX	Class I: CIDIX	Class R5: CPXRX
Class Z: NMPAX
Columbia Mid Cap Value Fund
Class A: CMUAX	Class B: CMUBX	Class C: CMUCX
Class I: CMVUX	Class K: CMUFX	Class R: CMVRX
Class R4: CFDRX	Class R5: CVERX	Class W: CMUWX
Class Y: CMVYX	Class Z: NAMAX
Columbia Multi-Advisor International Equity Fund
Class A: NIIAX	Class B: NIENX	Class C: NITRX
Class I: CUAIX	Class K: CMEFX	Class R: CIERX
Class R4: CQYRX	Class R5: CQQRX	Class W: CMAWX
Class Y: CMIYX	Class Z: NIEQX
Columbia North Carolina Intermediate Municipal Bond Fund
Class A: NNCIX	Class B: NNITX	Class C: NNINX
Class R4: CNCEX	Class Z: NNIBX
Columbia Overseas Value Fund
Class A: COAVX	Class B: COBVX	Class C: COCVX
Class I: COVIX	Class K: COKVX	Class R: —
Class W: COVWX	Class Z: COSZX
Columbia Short Term Bond Fund
Class A: NSTRX	Class B: NSTFX	Class C: NSTIX
Class I: CTMIX	Class K: CBRFX	Class R: CSBRX
Class R4: CMDRX	Class R5: CCBRX	Class W: CSBWX
Class Y: CSBYX	Class Z: NSTMX
Columbia Short Term Municipal Bond Fund
Class A: NSMMX	Class B: NSMNX	Class C: NSMUX
Class R4: CSMTX	Class R5: CNNRX	Class Z: NSMIX
Columbia Small Cap Index Fund
Class A: NMSAX	Class B: CIDBX	Class I: CSIIX
Class K: CIDUX	Class R5: CXXRX	Class Z: NMSCX
Columbia Small Cap Value Fund II
Class A: COVAX	Class B: COVBX	Class C: COVCX
Class I: CSLIX	Class R: CCTRX	Class R4: CLURX
Class R5: CRRRX	Class Y: CRRYX	Class Z: NSVAX
Columbia South Carolina Intermediate Municipal Bond Fund
Class A: NSCIX	Class B: NISCX	Class C: NSICX
Class R4: CSICX	Class Z: NSCMX
Columbia Virginia Intermediate Municipal Bond Fund
Class A: NVAFX	Class B: NVANX	Class C: NVRCX
Class R4: CAIVX	Class Z: NVABX
Columbia Funds Series Trust II
Columbia Absolute Return Currency and Income Fund
Class A: RARAX	Class B: CARBX	Class C: RARCX
Class I: RVAIX	Class R4: CARCX	Class W: RACWX
Class Y: CABYX	Class Z: CACZX
Columbia Absolute Return Emerging Markets Macro Fund
Class A: CMMAX	Class B: CMMBX	Class C: CMMCX
Class I: CMMIX	Class R: CMMRX	Class R5: CAARX
Class W: CMMWX	Class Z: CMMZX
Columbia Absolute Return Enhanced Multi-Strategy Fund
Class A: CEMAX	Class B: CEMBX	Class C: CEMCX
Class I: CASIX	Class R: CAMRX	Class R5: CEEEX
Class W: CAEWX	Class Z: CEMZX

Columbia Absolute Return Multi-Strategy Fund
Class A: CMSAX	Class B: CMSBX	Class C: CRMCX
Class I: CMSIX	Class R: CMSRX	Class R5: CRMRX
Class W: CARWX	Class Z: CARZX
Columbia Active Portfolios® – Diversified Equity Income Fund
Class A: CDEIX
Columbia AMT-Free Tax-Exempt Bond Fund
Class A: INTAX	Class B: ITEBX	Class C: RTCEX
Class R4: CATRX	Class R5*: CADNX	Class Z: CATZX
Columbia Asia Pacific ex-Japan Fund
Class A: CAJAX	Class C: CAJCX	Class I: CAPIX
Class R: CAJRX	Class R5: TAPRX	Class Z: CAJZX
Columbia Capital Allocation Aggressive Portfolio
Class A: AXBAX	Class B: AXPBX	Class C: RBGCX
Class K: CAGRX	Class R: CPARX	Class R4: CPDAX
Class R5: CPANX	Class Y: CPDIX	Class Z: CPAZX
Columbia Capital Allocation Conservative Portfolio
Class A: ABDAX	Class B: ABBDX	Class C: RPCCX
Class K: CPVRX	Class R: CBVRX	Class R4: CPCYX
Class R5: CPAOX	Class Y: CPDHX	Class Z: CBVZX
Columbia Capital Allocation Moderate Portfolio
Class A: ABUAX	Class B: AURBX	Class C: AMTCX
Class K: CBRRX	Class R: CBMRX	Class R4: CPCZX
Class R5: CPAMX	Class Y: CPDMX	Class Z: CBMZX
Columbia Commodity Strategy Fund
Class A: CCSAX	Class C: CCSCX	Class I: CCIYX
Class R: CCSRX	Class R4: CCOMX	Class W: CCSWX
Class Z: CCSZX
Columbia Diversified Equity Income Fund
Class A: INDZX	Class B: IDEBX	Class C: ADECX
Class I: ADIIX	Class K: IDQYX	Class R: RDEIX
Class R4: RDERX	Class R5: RSEDX	Class W: CDEWX
Class Y: CDEYX	Class Z: CDVZX
Columbia Dividend Opportunity Fund
Class A: INUTX	Class B: IUTBX	Class C: ACUIX
Class I: RSOIX	Class K: RSORX	Class R: RSOOX
Class R4: CDORX	Class R5: RSDFX	Class W: CDOWX
Class Z: CDOZX
Columbia Emerging Markets Bond Fund
Class A: REBAX	Class B: CMBBX	Class C: REBCX
Class I: RSMIX	Class K: CMKRX	Class R: CMBRX
Clas R4: CEBSX	Class R5: CEBRX	Class W: REMWX
Class Y: CEBYX	Class Z: CMBZX
Columbia Equity Value Fund
Class A: IEVAX	Class B: INEGX	Class C: REVCX
Class I: CEQIX	Class K: AEVYX	Class R: REVRX
Class R4: RSEVX	Class R5: RSEYX	Class W: CEVWX
Class Y: CEVYX	Class Z: CEVZX
Columbia European Equity Fund
Class A: AXEAX	Class B: AEEBX	Class C: REECX
Class I: CEEIX	Class K: CEQRX	Class W: CEEWX
Class Z: CEEZX
Columbia Flexible Capital Income Fund
Class A: CFIAX	Class C: CFIGX	Class I: CFIIX
Class R: CFIRX	Class R4: CFCRX	Class R5: CFXRX
Class W: CFIWX	Class Z: CFIZX
Columbia Floating Rate Fund
Class A: RFRAX	Class B: RSFBX	Class C: RFRCX
Class I: RFRIX	Class K: CFERX	Class R: CFRRX
Class R4: CFLRX	Class R5: RFRFX	Class W: RFRWX
Class Z: CFRZX
Columbia Global Bond Fund
Class A: IGBFX	Class B: IGLOX	Class C: AGBCX
Class I: AGBIX	Class K: RGBRX	Class R: RBGRX
Class W: RGBWX	Class Y: CGBYX	Class Z: CGBZX
Columbia Global Equity Fund
Class A: IGLGX	Class B: IDGBX	Class C: RGCEX
Class I: CGEIX	Class K: IDGYX	Class R: CGERX
Class R5: RGERX	Class W: CGEWX	Class Z: CGEZX

Columbia Global Opportunities Fund
Class A: IMRFX	Class B: IMRBX	Class C: RSSCX
Class K: IDRYX	Class R: CSARX	Class R4: CSDRX
Class R5: CLNRX	Class Z: CSAZX
Columbia High Yield Bond Fund
Class A: INEAX	Class B: IEIBX	Class C: APECX
Class I: RSHIX	Class K: RSHYX	Class R: CHBRX
Class R4: CYLRX	Class R5: RSHRX	Class W: RHYWX
Class Y: CHYYX	Class Z: CHYZX
Columbia Income Builder Fund
Class A: RBBAX	Class B: RBBBX	Class C: RBBCX
Class K: CIPRX	Class R: CBURX	Class R4: CNMRX
Class R5: CKKRX	Class Z: CBUZX
Columbia Income Opportunities Fund
Class A: AIOAX	Class B: AIOBX	Class C: RIOCX
Class I: AOPIX	Class K: COPRX	Class R: CIORX
Class R4: CPPRX	Class R5: CEPRX	Class W: CIOWX
Class Y: CIOYX	Class Z: CIOZX
Columbia Inflation Protected Securities Fund
Class A: APSAX	Class B: APSBX	Class C: RIPCX
Class I: AIPIX	Class K: CISRX	Class R: RIPRX
Class R5: CFSRX	Class W: RIPWX	Class Z: CIPZX
Columbia Large Core Quantitative Fund
Class A: AQEAX	Class B: AQEBX	Class C: RDCEX
Class I: ALEIX	Class K: RQEYX	Class R: CLQRX
Class R4: CLCQX	Class R5: RSIPX	Class W: RDEWX
Class Z: CCRZX
Columbia Large Growth Quantitative Fund
Class A: RDLAX	Class B: CGQBX	Class C: RDLCX
Class I: RDLIX	Class K: RDLFX	Class R: CGQRX
Class R5: CQURX	Class W: RDLWX	Class Z: CLQZX
Columbia Large Value Quantitative Fund
Class A: RLCAX	Class B: CVQBX	Class C: RDCCX
Class I: CLQIX	Class K: RLCYX	Class R: RLCOX
Class T: CVQTX	Class W: RLCWX	Class Z: CVQZX
Columbia Limited Duration Credit Fund
Class A: ALDAX	Class B: ALDBX	Class C: RDCLX
Class I: ALDIX	Class K: CLDRX	Class R4: CDLRX
Class R5: CTLRX	Class W: RLDWX	Class Y: CLDYX
Class Z: CLDZX
Columbia Marsico Flexible Capital Fund
Class A: CCMAX	Class C: CCFCX	Class I: CFCIX
Class R: CCFRX	Class R5: CTXRX	Class Z: CCMZX
Columbia Mid Cap Value Opportunity Fund
Class A: AMVAX	Class B: AMVBX	Class C: AMVCX
Class I: RMCIX	Class K: RMCVX	Class R: RMVTX
Class R4: RMCRX	Class R5: RSCMX	Class W: CVOWX
Class Y: CPHPX	Class Z: CMOZX
Columbia Minnesota Tax-Exempt Fund
Class A: IMNTX	Class B: IDSMX	Class C: RMTCX
Class R4: CLONX	Class R5*: CADOX	Class Z: CMNZX
Columbia Money Market Fund
Class A: IDSXX	Class B: ACBXX	Class C: RCCXX
Class I: RCIXX	Class R: RVRXX	Class R5: CMRXX
Class W: RCWXX	Class Z: IDYXX
Columbia Multi-Advisor Small Cap Value Fund
Class A: ASVAX	Class B: ASVBX	Class C: APVCX
Class I: CAVIX	Class K: RSGLX	Class R: RSVTX
Class R4: RSVRX	Class R5: RSCVX	Class Z: CMAZX
Columbia Recovery and Infrastructure Fund
Class A: RRIAX	Class B: RRIBX	Class C: RRICX
Class I: RRIIX	Class K: RRIYX	Class R: RRIRX
Class R4: CRRIX	Class R5: RRIZX	Class Z: CRIZX
Columbia Select Large-Cap Value Fund
Class A: SLVAX	Class B: SLVBX	Class C: SVLCX
Class I: CLVIX	Class K: SLVTX	Class R: SLVRX
Class R4: CSERX	Class R5: SLVIX	Class W: CSVWX
Class Z: CSVZX

Columbia Select Smaller-Cap Value Fund
Class A: SSCVX	Class B: SSCBX	Class C: SVMCX
Class I: CSSIX	Class K: SSLRX	Class R: SSVRX
Class R4: CSPRX	Class R5: SSVIX	Class Z: CSSZX
Columbia Seligman Communications and Information Fund
Class A: SLMCX	Class B: SLMBX	Class C: SCICX
Class I: CSFIX	Class K: SCIFX	Class R: SCIRX
Class R4: SCIOX	Class R5: SCMIX	Class Z: CCIZX

Columbia Seligman Global Technology Fund
Class A: SHGTX	Class B: SHTBX	Class C: SHTCX
Class I: CSYIX	Class K: SGTSX	Class R: SGTRX
Class R4: CCHRX	Class R5: SGTTX	Class Z: CSGZX
Columbia U.S. Government Mortgage Fund
Class A: AUGAX	Class B: AUGBX	Class C: AUGCX
Class I: RVGIX	Class K: RSGYX	Class R4: CUVRX
Class R5: CGVRX	Class W: CGMWX	Class Z: CUGZX

*	This class of shares is not available for purchase until December 11, 2013.

This Statement of Additional Information (SAI) is not a prospectus, is not a substitute for reading any prospectus and is intended to be read in conjunction with a Fund’s current prospectus (as amended or supplemented), the date of which may be found in the section of this SAI entitled About the Trusts. The most recent annual report for each Fund, which includes the Fund’s audited financial statements for its most recent fiscal period, are incorporated by reference into this SAI.

Copies of the Funds’ current prospectuses and annual and semi-annual reports may be obtained without charge by writing Columbia Management Investment Services Corp., P.O. Box 8081, Boston, MA 02266-8081, by calling Columbia Funds at 800.345.6611 or by visiting the Columbia Funds’ website at www.columbiamanagement.com.

SAI PRIMER	p. 3

ABOUT THE TRUSTS	p. 8
FUNDAMENTAL AND NON-FUNDAMENTAL INVESTMENT POLICIES	p. 11
ABOUT THE FUNDS’ INVESTMENTS	p. 18
Types of Investments	p. 18
Information Regarding Risks	p. 53
Borrowings	p. 67
Lending of Portfolio Securities	p. 68
INVESTMENT MANAGEMENT AND OTHER SERVICES	p. 69
The Investment Manager and Subadvisers	p. 69

The Administrator	p. 100
The Distributor	p. 105
Distribution and Servicing Plans	p. 109
Other Services Provided	p. 114
Expense Limitations	p. 118
Other Roles and Relationships of Ameriprise Financial and Its Affiliates — Certain Conflicts of Interest	p. 122
Codes of Ethics	p. 125
Proxy Voting Policies and Procedures	p. 125
Organization and Management of Wholly-Owned Subsidiaries	p. 127
FUND GOVERNANCE	p. 129
Board of Trustees and Officers	p. 129
Beneficial Equity Ownership	p. 139
Compensation	p. 142
BROKERAGE ALLOCATION AND RELATED PRACTICES	p. 147
General Brokerage Policy, Brokerage Transactions and Broker Selection	p. 147
Brokerage Commissions	p. 149
Directed Brokerage	p. 152
Securities of Regular Broker-Dealers	p. 154
OTHER PRACTICES	p. 159
Performance Disclosure	p. 159
Portfolio Turnover	p. 159
Disclosure of Portfolio Holdings Information	p. 159
Additional Shareholder Servicing Payments	p. 162
Additional Selling Agent Payments	p. 164
CAPITAL STOCK AND OTHER SECURITIES	p. 166
Description of the Trusts’ Shares	p. 166
PURCHASE, REDEMPTION AND PRICING OF SHARES	p. 168
Purchase and Redemption	p. 168
Offering Price	p. 169
TAXATION	p. 171
CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES	p. 192
INFORMATION REGARDING PENDING AND SETTLED LEGAL PROCEEDINGS	p. 260

No person has been authorized to give any information or to make any representations other than those contained in this SAI and the Prospectus and, if given or made, such information or representations may not be relied upon as having been authorized by the Trusts. The SAI does not constitute an offer to sell securities.

Statement of Additional Information – December 1, 2013	Page 2

SAI PRIMER

The SAI is a part of the Funds’ registration statement that is filed with the SEC. The registration statement includes the Funds’ prospectuses, the SAI and certain exhibits. The SAI, and any supplements to it, can be found online at www.columbiamanagement.com, or by accessing the SEC’s website at www.sec.gov.

The SAI generally provides additional information about the Funds that is not required to be in the Funds’ prospectuses. The SAI expands discussions of certain matters described in the Funds’ prospectuses and provides certain additional information about the Funds that may be of interest to some investors. Among other things, the SAI provides information about:

•	the organization of each Trust;

•	the Funds’ investments;

•	the Funds’ investment adviser, investment subadviser(s) (if any) and other service providers, including roles and relationships of Ameriprise Financial and its affiliates, and conflicts of interest;

•	the governance of the Funds;

•	the Funds’ brokerage practices;

•	the share classes offered by the Funds;

•	the purchase, redemption and pricing of Fund shares; and

•	the application of U.S. federal income tax laws.

Investors may find this information important and helpful. If you have any questions about the Funds, please call Columbia Funds at 800.345.6611 or contact your financial advisor.

Before reading the SAI, you should consult the Glossary below, which defines certain of the terms used in the SAI.

Glossary

1933 Act	Securities Act of 1933, as amended

1934 Act	Securities Exchange Act of 1934, as amended

1940 Act	Investment Company Act of 1940, as amended

Administrative Services Agreement	The administrative services agreement, as amended, between a Trust, on behalf of the Funds, and the Administrator

Administrator	Columbia Management Investment Advisers, LLC

Ameriprise Financial	Ameriprise Financial, Inc.

BANA	Bank of America, National Association

Bank of America	Bank of America Corporation

BFDS/DST	Boston Financial Data Services, Inc./DST Systems, Inc.

BHMS	Barrow, Hanley, Mewhinney & Strauss, LLC

Board	The Trusts’ Board of Trustees

Brandes	Brandes Investment Partners, L.P.

Capital Allocation Portfolios

Collectively, Columbia Capital Allocation Aggressive Portfolio, Columbia Capital Allocation Conservative Portfolio, Columbia Capital Allocation Moderate Aggressive Portfolio, Columbia Capital Allocation Moderate Conservative Portfolio and

Columbia Capital Allocation Moderate Portfolio

CFST	Columbia Funds Series Trust

CFSTII	Columbia Funds Series Trust II

Statement of Additional Information – December 1, 2013	Page 3

CFTC	The Commodity Futures Trading Commission, a U.S. Government agency

CMOs	Collateralized mortgage obligations

Code	Internal Revenue Code of 1986, as amended

Codes of Ethics	The codes of ethics adopted by the Board pursuant to Rule 17j-1 under the 1940 Act

Columbia Funds Complex	The mutual fund complex that is comprised of the registered investment companies advised by the Investment Manager or its affiliates

Columbia Funds or Columbia Fund Family	The open-end investment management companies advised by the Investment Manager or its affiliates and principally underwritten by Columbia Management Investment Distributors, Inc.

DFA	Dimensional Fund Advisors L.P.

Distribution Agreement	The distribution agreement between a Trust, on behalf of the Funds, and the Distributor

Distribution Plan(s)	One or more of the plans adopted by the Board pursuant to Rule 12b-1 under the 1940 Act for the distribution of the Funds’ shares

Distributor	Columbia Management Investment Distributors, Inc.

Donald Smith	Donald Smith & Co., Inc.

FDIC	Federal Deposit Insurance Corporation

Feeder Fund(s)

One or more of the series of CFST that invests all of its assets in a corresponding Master Portfolio that is a series of Columbia Funds

Master Investment Trust, LLC (CMIT); as of the date of this SAI, the only Feeder Fund is International Value Fund, which is expected to convert to a stand-alone Fund and cease being a Feeder Fund on or about December 16, 2013

FHLMC	The Federal Home Loan Mortgage Corporation

Fitch	Fitch, Inc.

FNMA	Federal National Mortgage Association

The Fund(s) or a Fund	One or more of the open-end management investment companies listed on the front cover of this SAI.

GNMA	Government National Mortgage Association

Independent Trustees	The Trustees of the Board who are not “interested persons” (as defined in the 1940 Act) of the Funds

Interested Trustees	The Trustees of the Board who are currently treated as “interested persons” (as defined in the 1940 Act) of the Funds

Investment Management Services Agreement	The investment management services agreement, as amended, between a Trust, on behalf of the Funds, and the Investment Manager

Investment Manager or Adviser	Columbia Management Investment Advisers, LLC

Investment Sub-Advisory Agreement	The investment subadvisory agreement among a Trust on behalf of the Fund(s), the Investment Manager and a Fund’s investment subadviser(s), as the context may require

IRS	United States Internal Revenue Service

JPMorgan	JPMorgan Chase Bank, N.A.

Legacy Columbia Funds	The series of Columbia Funds Series Trust and Columbia Funds Series Trust I, which are listed on Appendix E hereto

Legacy RiverSource Funds or RiverSource Funds	The series of Columbia Funds Series Trust II, which are listed in Appendix F hereto.

Legacy Nations Funds or Nations Funds	The funds within the Columbia Funds Complex that historically bore the Nations brand and includes series under Columbia Funds Series Trust.

Statement of Additional Information – December 1, 2013	Page 4

LIBOR	London Interbank Offered Rate

Marsico Capital	Marsico Capital Management, LLC

Master Portfolio	Columbia International Value Master Portfolio, a series of Columbia Funds Master Investment Trust, LLC

MetWest Capital	Metropolitan West Capital Management, LLC

Moody’s	Moody’s Investors Service, Inc.

NASDAQ	National Association of Securities Dealers Automated Quotations system

NRSRO	Nationally recognized statistical ratings organization (such as Moody’s, Fitch or S&P)

NSCC	National Securities Clearing Corporation

NYSE	New York Stock Exchange

The Portfolio(s) or a Portfolio	One or more of the open-end management investment companies listed on the front cover of this SAI that are series of the Trusts

Previous Administrator	Columbia Management Advisors, LLC, the administrator of the series of CFST prior to May 1, 2010 when Ameriprise Financial acquired the long-term asset management business of the Previous Adviser, which is an indirect wholly-owned subsidiary of Bank of America.

Previous Adviser	Columbia Management Advisors, LLC, the investment adviser of the series of CFST prior to May 1, 2010 when Ameriprise Financial acquired the long-term asset management business of the Previous Adviser, which is an indirect wholly-owned subsidiary of Bank of America

Previous Distributor	Columbia Management Distributors, Inc., the distributor of the series of CFST prior to May 1, 2010 when Ameriprise Financial acquired the long-term asset management business of the Previous Adviser, which is an indirect wholly-owned subsidiary of Bank of America

Previous Transfer Agent	Columbia Management Services, Inc., the transfer agent of the series of CFST prior to May 1, 2010 when Ameriprise Financial acquired the long-term asset management business of the Previous Adviser, which is an indirect wholly-owned subsidiary of Bank of America

REIT	Real estate investment trust

REMIC	Real estate mortgage investment conduit

RIC	A “regulated investment company,” as such term is used in the Internal Revenue Code of 1986, as amended

S&P	Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (“Standard & Poor’s” and “S&P” are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by the Investment Manager. The Columbia Funds are not sponsored, endorsed, sold or promoted by Standard & Poor’s and Standard & Poor’s makes no representation regarding the advisability of investing in the Columbia Funds)

SAI	This Statement of Additional Information

SEC	United States Securities and Exchange Commission, a U.S. Government agency

Selling Agent(s)	One or more of the financial intermediaries that are authorized to sell shares of the Funds, which include broker-dealers and financial advisors as well as firms that employ such broker-dealers and financial advisors, including, for example, brokerage firms, banks, investment advisors, third party administrators and other financial intermediaries, including Ameriprise Financial and its affiliates.

State Street	State Street Bank and Trust Company, the former custodian and service provider of the series of CFST

Statement of Additional Information – December 1, 2013	Page 5

Subsidiary	A wholly-owned subsidiary of a Fund

Threadneedle	Threadneedle International Limited

Transfer Agency Agreement	The transfer agency agreement between a Trust, on behalf of the Funds, and Columbia Management Investment Services Corp.

Transfer Agent	Columbia Management Investment Services Corp.

Trustee(s)	One or more of the Board’s Trustees

Trusts	CFST and CFSTII

Turner	Turner Investments, L.P.

Throughout this SAI, the Funds are referred to as follows:

Fund Name:	Referred to as:
Columbia Absolute Return Currency and Income Fund	Absolute Return Currency and Income Fund
Columbia Absolute Return Emerging Markets Macro Fund	Absolute Return Emerging Markets Macro Fund
Columbia Absolute Return Enhanced Multi-Strategy Fund	Absolute Return Enhanced Multi-Strategy Fund
Columbia Absolute Return Multi-Strategy Fund	Absolute Return Multi-Strategy Fund
Columbia Active Portfolios – Diversified Equity Income Fund(a)	AP – Diversified Equity Income Fund
Columbia AMT-Free Tax-Exempt Bond Fund	AMT-Free Tax-Exempt Bond Fund
Columbia Asia Pacific ex-Japan Fund	Asia Pacific ex-Japan Fund
Columbia California Intermediate Municipal Bond Fund	CA Intermediate Municipal Bond Fund
Columbia Capital Allocation Aggressive Portfolio	Capital Allocation Aggressive Portfolio
Columbia Capital Allocation Conservative Portfolio	Capital Allocation Conservative Portfolio
Columbia Capital Allocation Moderate Aggressive Portfolio	Capital Allocation Moderate Aggressive Portfolio
Columbia Capital Allocation Moderate Conservative Portfolio	Capital Allocation Moderate Conservative Portfolio
Columbia Capital Allocation Moderate Portfolio	Capital Allocation Moderate Portfolio
Columbia Commodity Strategy Fund	Commodity Strategy Fund
Columbia Convertible Securities Fund	Convertible Securities Fund
Columbia Diversified Equity Income Fund	Diversified Equity Income Fund
Columbia Dividend Opportunity Fund	Dividend Opportunity Fund
Columbia Emerging Markets Bond Fund	Emerging Markets Bond Fund
Columbia Equity Value Fund	Equity Value Fund
Columbia European Equity Fund	European Equity Fund
Columbia Flexible Capital Income Fund	Flexible Capital Income Fund
Columbia Floating Rate Fund	Floating Rate Fund
Columbia Georgia Intermediate Municipal Bond Fund	GA Intermediate Municipal Bond Fund
Columbia Global Bond Fund	Global Bond Fund
Columbia Global Equity Fund	Global Equity Fund
Columbia Global Opportunities Fund	Global Opportunities Fund
Columbia High Yield Bond Fund	High Yield Bond Fund
Columbia Income Builder Fund	Income Builder Fund
Columbia Income Opportunities Fund	Income Opportunities Fund
Columbia Inflation Protected Securities Fund	Inflation Protected Securities Fund
Columbia International Value Fund	International Value Fund
Columbia Large Cap Core Fund(b)	Large Cap Core Fund
Columbia Large Cap Enhanced Core Fund	Large Cap Enhanced Core Fund
Columbia Large Cap Index Fund	Large Cap Index Fund
Columbia Large Core Quantitative Fund	Large Core Quantitative Fund
Columbia Large Growth Quantitative Fund	Large Growth Quantitative Fund
Columbia Large Value Quantitative Fund	Large Value Quantitative Fund
Columbia LifeGoal Growth Portfolio	LifeGoal Growth Portfolio
Columbia Limited Duration Credit Fund	Limited Duration Credit Fund
Columbia Marsico 21st Century Fund	Marsico 21st Century Fund
Columbia Marsico Flexible Capital Fund	Marsico Flexible Capital Fund
Columbia Marsico Focused Equities Fund	Marsico Focused Equities Fund

Statement of Additional Information – December 1, 2013	Page 6

Fund Name:	Referred to as:
Columbia Marsico Global Fund	Marsico Global Fund
Columbia Marsico Growth Fund	Marsico Growth Fund
Columbia Marsico International Opportunities Fund	Marsico International Opportunities Fund
Columbia Maryland Intermediate Municipal Bond Fund	MD Intermediate Municipal Bond Fund
Columbia Masters International Equity Portfolio	Masters International Equity Portfolio
Columbia Mid Cap Index Fund	Mid Cap Index Fund
Columbia Mid Cap Value Fund	Mid Cap Value Fund
Columbia Mid Cap Value Opportunity Fund	Mid Cap Value Opportunity Fund
Columbia Minnesota Tax-Exempt Fund	MN Tax-Exempt Fund
Columbia Money Market Fund	Money Market Fund
Columbia Multi-Advisor International Equity Fund	Multi-Advisor International Equity Fund
Columbia Multi-Advisor Small Cap Value Fund	Multi-Advisor Small Cap Value Fund
Columbia North Carolina Intermediate Municipal Bond Fund	NC Intermediate Municipal Bond Fund
Columbia Overseas Value Fund	Overseas Value Fund
Columbia Recovery and Infrastructure Fund(c)	Recovery and Infrastructure Fund
Columbia Select Large-Cap Value Fund	Select Large-Cap Value Fund
Columbia Seligman Communications and Information Fund	Seligman Communications and Information Fund
Columbia Seligman Global Technology Fund	Seligman Global Technology Fund
Columbia Short Term Bond Fund	Short Term Bond Fund
Columbia Short Term Municipal Bond Fund	Short Term Municipal Bond Fund
Columbia Small Cap Index Fund	Small Cap Index Fund
Columbia Small Cap Value Fund II	Small Cap Value Fund II
Columbia South Carolina Intermediate Municipal Bond Fund	SC Intermediate Municipal Bond Fund
Columbia U.S. Government Mortgage Fund	U.S. Government Mortgage Fund
Columbia Virginia Intermediate Municipal Bond Fund	VA Intermediate Municipal Bond Fund

(a)	Effective December 11, 2013, Columbia Active Portfolios – Diversified Equity Income Fund will be known as Active Portfolios Multi-Manager Value Fund.
(b)	Effective December 11, 2013, Columbia Large Cap Core Fund will be known as Columbia Select Large Cap Equity Fund.
(c)	Effective December 11, 2013, Columbia Recovery and Infrastructure Fund will be known as Columbia Global Infrastructure Fund.

Statement of Additional Information – December 1, 2013	Page 7

ABOUT THE TRUSTS

The Trusts are open-end management investment companies registered under the 1940 Act with headquarters at 901 S. Marquette Ave., Suite 2810, Minneapolis, MN 55402-3268. CFST was organized as a Delaware business trust, a form of entity now known as a statutory trust, on October 22, 1999. On September 26, 2005, the CFST changed its name from Nations Funds Trust to Columbia Funds Series Trust. CFSTII was organized as a Massachusetts business trust on January 27, 2006. On March 7, 2011, CFSTII changed its name from RiverSource Series Trust to Columbia Funds Series Trust II and prior to September 11, 2007 was known as RiverSource Retirement Series Trust. The table below identifies the fiscal year end, the date of the Fund’s prospectus(es), the date the Fund (or its predecessor) began operations, whether the Fund is diversified or non-diversified and investment category of the Funds, which are series of the Trusts.

Fund	Fiscal Year End	Prospectus Date	Date Began Operations*	Diversified**	Fund Investment Category***
Absolute Return Currency and Income Fund	October 31	2/28/2013	6/15/06	Yes	Alternative
Absolute Return Emerging Markets Macro Fund	May 31	10/1/2013	4/7/11	No	Alternative
Absolute Return Enhanced Multi-Strategy Fund	May 31	10/1/2013	3/31/11	Yes	Alternative
Absolute Return Multi-Strategy Fund	May 31	10/1/2013	3/31/11	Yes	Alternative
AMT-Free Tax-Exempt Bond Fund	July 31(a)	12/1/2013	11/24/06	Yes	Tax-exempt fixed income
AP – Diversified Equity Income Fund	May 31	10/1/2013	4/20/12	Yes	Equity
Asia Pacific ex-Japan Fund	October 31	2/28/2013	7/15/09	Yes	Equity
CA Intermediate Municipal Bond Fund	April 30(b)	9/1/2013	8/19/02	Yes	State tax-exempt fixed income
Capital Allocation Aggressive Portfolio	January 31	6/1/2013	3/4/04	Yes	Fund-of-funds – equity
Capital Allocation Conservative Portfolio	January 31	6/1/2013	3/4/04	Yes	Fund-of-funds – fixed income
Capital Allocation Moderate Aggressive Portfolio	January 31(c)	6/1/2013	10/15/96	Yes	Fund-of-funds – equity
Capital Allocation Moderate Conservative Portfolio	January 31(c)	6/1/2013	10/15/96	Yes	Fund-of-funds –fixed income
Capital Allocation Moderate Portfolio	January 31	6/1/2013	3/4/04	Yes	Fund-of-funds – equity
Commodity Strategy Fund	May 31	10/1/2013	7/28/11	Yes	Equity
Convertible Securities Fund	February 28/29	7/1/2013	9/25/87	Yes	Equity
Diversified Equity Income Fund	May 31(d)	10/1/2013	10/15/90	Yes	Equity
Dividend Opportunity Fund	May 31(e)	10/1/2013	8/1/88	Yes	Equity
Emerging Markets Bond Fund	October 31	2/28/2013	2/16/06	No	Taxable fixed income
Equity Value Fund	February 28/29(f)	7/1/2013	5/14/84	Yes	Equity
European Equity Fund	October 31	2/28/2013	6/26/00	Yes	Equity
Flexible Capital Income Fund	May 31	10/1/2013	7/28/11	Yes	Flexible
Floating Rate Fund	July 31	12/1/2013	2/16/06	Yes	Taxable fixed income
GA Intermediate Municipal Bond Fund	April 30(b)	9/1/2013	3/1/92	Yes	State tax-exempt fixed income
Global Bond Fund	October 31	2/28/2013	3/20/89	No	Taxable fixed income
Global Equity Fund	October 31	2/28/2013	5/29/90	Yes	Equity
Global Opportunities Fund	July 31(g)	12/1/2013	1/28/85	Yes	Flexible
High Yield Bond Fund	May 31	10/1/2013	12/8/83	Yes	Taxable fixed income
Income Builder Fund	January 31	06/1/2013	2/16/06	Yes	Fund-of-funds – fixed income
Income Opportunities Fund	July 31	12/1/2013	6/19/03	Yes	Taxable fixed income
Inflation Protected Securities Fund	July 31	12/1/2013	3/4/04	No	Taxable fixed income
International Value Fund	February 28/29	7/1/2013	12/27/95	Yes	Equity
Large Cap Core Fund	February 28/29	7/1/2013	10/2/98	Yes	Equity

Statement of Additional Information – December 1, 2013	Page 8

Fund	Fiscal Year End	Prospectus Date	Date Began Operations*	Diversified**	Fund Investment Category***
Large Cap Enhanced Core Fund	February 28/29	7/1/2013	7/31/96	Yes	Equity
Large Cap Index Fund	February 28/29	7/1/2013	12/15/93	Yes	Equity
Large Core Quantitative Equity Fund	July 31	12/1/2013	4/24/03	Yes	Equity
Large Growth Quantitative Fund	July 31(g)	12/1/2013	5/17/07	Yes	Equity
Large Value Quantitative Fund	July 31(g)	12/1/2013	8/1/08	Yes	Equity
LifeGoal Growth Portfolio	January 31(c)	6/1/2013	10/15/96	Yes	Fund-of-funds – equity
Limited Duration Credit Fund	July 31	12/1/2013	6/19/03	Yes	Taxable fixed income
Marsico 21st Century Fund	February 28/29	7/1/2013	4/10/00	Yes	Equity
Marsico Flexible Capital Fund	August 31	1/1/2013	9/28/10	Yes	Flexible
Marsico Focused Equities Fund	February 28/29	7/1/2013	12/31/97	No	Equity
Marsico Global Fund	February 28/29	7/1/2013	4/30/08	Yes	Equity
Marsico Growth Fund	February 28/29	7/1/2013	12/31/97	Yes	Equity
Marsico International Opportunities Fund	February 28/29	7/1/2013	8/1/00	Yes	Equity
Masters International Equity Portfolio	January 31(c)	9/1/2013	2/15/06	Yes	Fund-of-funds – equity
MD Intermediate Municipal Bond Fund	April 30(b)	6/1/2013	9/1/90	No	State tax-exempt fixed income
Mid Cap Index Fund	February 28/29	7/1/2013	3/31/00	Yes	Equity
Mid Cap Value Fund	February 28/29	7/1/2013	11/20/01	Yes	Equity
Mid Cap Value Opportunity Fund	May 31(j)	10/1/2013	2/14/02	Yes	Equity
MN Tax-Exempt Fund	July 31(h)	12/1/2013	8/18/86	No	State tax-exempt fixed income
Money Market Fund	July 31	12/1/2013	10/6/75	Yes	Taxable money market
Multi-Advisor International Equity Fund	February 28/29	7/1/2013	12/2/91	Yes	Equity
Multi-Advisor Small Cap Value Fund	May 31	10/1/2013	6/18/01	Yes	Equity
NC Intermediate Municipal Bond Fund	April 30(b)	9/1/2013	12/11/92	Yes	State tax-exempt fixed income
Overseas Value Fund	February 28/29	7/1/2013	3/31/08	Yes	Equity
Recovery and Infrastructure Fund	April 30	9/1/2013	2/19/09	Yes	Equity
Select Large-Cap Value Fund	May 31(i)	10/1/2013	4/25/97	Yes	Equity
Select Smaller-Cap Value Fund	May 31(i)	10/1/2013	4/25/97	Yes	Equity
Seligman Communications and Information Fund	May 31(i)	10/1/2013	6/23/83	Yes	Equity
Seligman Global Technology Fund	October 31	2/28/2013	5/23/94	No	Equity
SC Intermediate Municipal Bond Fund	April 30(b)	8/1/2013	1/6/92	Yes	State tax-exempt fixed income
Short Term Bond Fund	March 31	9/1/2013	9/30/92	Yes	Taxable fixed income
Short Term Municipal Bond Fund	April 30(b)	7/1/2013	10/7/93	Yes	Tax-exempt fixed income
Small Cap Index Fund	February 28/29	7/1/2013	10/15/96	Yes	Equity
Small Cap Value Fund II	February 28/29	9/1/2013	5/1/02	Yes	Equity
U.S. Government Mortgage Fund	May 31	10/01/2013	2/14/02	Yes	Taxable fixed income
VA Intermediate Municipal Bond Fund	April 30(b)	9/1/2013	9/20/89	Yes	State tax-exempt fixed income

*	Certain Funds reorganized into series of the Trusts. The date of operations for these Funds represents the date on which the predecessor Funds began operation.

**

A “diversified” Fund may not, with respect to 75% of its total assets, invest more than 5% of its total assets in securities of any one issuer or purchase more than 10% of the outstanding voting securities of any one issuer, except obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities and except securities of other investment companies. A “non-diversified” Fund may invest a greater percentage of its total assets in the securities of fewer issuers than a “diversified” fund, which increases the risk that a change in the value of any one investment held by the Fund could affect the overall value of the Fund more than it would affect that of a “diversified” fund holding a greater number of investments. Accordingly, a “non-diversified” Fund’s value will likely be more volatile than the value of a more diversified fund. If a “non-diversified” fund is managed as if it were a “diversified” fund for a period of three years, its status under the 1940 Act

Statement of Additional Information – December 1, 2013	Page 9

will convert automatically from “non-diversified” to “diversified”. A “diversified” fund may convert to “non-diversified” status only with shareholder approval.

***	The Fund Investment Category is used as a convenient way to describe Funds in this SAI and should not be deemed a description of the Fund’s principal investment strategies, which are described in the Fund’s prospectus.

(a)	The Fund changed its fiscal year end in 2012 from November 30 to July 31.

(b)	The Fund changed its fiscal year end in 2012 from March 31 to April 30.

(c)	The Fund changed its fiscal year end in 2012 from March 31 to January 31.

(d)	The Fund changed its fiscal year end in 2012 from September 30 to May 31.

(e)	The Fund changed its fiscal year end in 2012 from June 30 to May 31.

(f)	The Fund changed its fiscal year end in 2012 from March 31 to February 29.

(g)	The Fund changed its fiscal year end in 2012 from September 30 to July 31.

(h)	The Fund changed its fiscal year end in 2012 from August 31 to July 31.

(i)	The Fund changed its fiscal year end in 2012 from December 31 to May 31.

(j)	The Fund changed its fiscal year end in 2012 from November 30 to May 31.

Name Changes. The table below identifies the Funds whose names have changed in the past five years, the effective date of the name change and the former name.

Fund	Effective Date of Name Change	Previous Fund Name
AMT-Free Tax-Exempt Bond Fund	September 27, 2010	RiverSource Tax-Exempt Bond Fund
Asia Pacific ex-Japan Fund	September 27, 2010	Threadneedle Asia Pacific Fund
Capital Allocation Aggressive Portfolio	December 14, 2012	Columbia Portfolio Builder Aggressive Fund
Capital Allocation Conservative Portfolio	December 14, 2012	Columbia Portfolio Builder Conservative Fund
Capital Allocation Moderate Aggressive Portfolio	December 14, 2012	Columbia LifeGoal Balanced Growth Fund
Capital Allocation Moderate Conservative Portfolio	December 14, 2012	Columbia LifeGoal Income and Growth Portfolio
Capital Allocation Moderate Portfolio	December 14, 2012	Columbia Portfolio Builder Moderate Fund
Income Builder Fund	September 27, 2010	RiverSource Income Builder Basic Income Fund
Global Opportunities Fund	December 14, 2012	Columbia Strategic Allocation Fund
Large Core Quantitative Fund	September 27, 2010	RiverSource Disciplined Equity Fund
Large Growth Quantitative Fund	September 27, 2010	RiverSource Disciplined Large Cap Growth Fund
Large Value Quantitative Fund	September 27, 2010	RiverSource Disciplined Large Cap Value Fund
Limited Duration Credit Fund	September 27, 2010	RiverSource Limited Duration Credit Fund
Mid Cap Value Opportunity Fund	September 27, 2010	RiverSource Mid Cap Value Fund
Money Market Fund	September 27, 2010	RiverSource Cash Management Fund
Multi-Advisor Small Cap Value Fund	September 27, 2010	RiverSource Partners Small Cap Value Fund
Select Large-Cap Value Fund	September 27, 2010	Seligman Large-Cap Value Fund
Select Smaller-Cap Value Fund	September 27, 2010	Seligman Smaller-Cap Value Fund
Seligman Communications and Information Fund	September 27, 2010	Seligman Communications and Information Fund, Inc.
Seligman Global Technology Fund	September 27, 2010	Seligman Global Technology Fund

Statement of Additional Information – December 1, 2013	Page 10

FUNDAMENTAL AND NON-FUNDAMENTAL INVESTMENT POLICIES

The following discussion of “fundamental” and “non-fundamental” investment policies and limitations for each Fund supplements the discussion of investment policies in the Funds’ prospectuses. A fundamental policy may be changed only with Board and shareholder approval. A non-fundamental policy may be changed by the Board and does not require shareholder approval, but may require notice to shareholders in certain instances.

Unless otherwise noted, whenever an investment policy or limitation states a maximum percentage of a Fund’s assets that may be invested in any security or other asset, or sets forth a policy regarding an investment standard, compliance with such percentage limitation or standard will be determined solely at the time of the Fund’s acquisition of such security or asset.

Notwithstanding any of a Fund’s other investment policies, each Fund, subject to certain limitations, may invest its assets in another investment company. These underlying funds have adopted their own investment policies that may be more or less restrictive than those of the Fund. The policies of the underlying funds may permit a Fund to engage in investment strategies indirectly that would otherwise be prohibited under the Fund’s investment policies. In adhering to the fundamental and non-fundamental investment restrictions and policies applicable to Commodity Strategy Fund, the Fund will treat any assets of its Subsidiary generally as if the assets were held directly by the Fund.

Fundamental Policies

The 1940 Act provides that a “vote of a majority of the outstanding voting securities” means the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of a Fund, or (2) 67% or more of the shares present at a meeting if more than 50% of the outstanding shares are represented at the meeting in person or by proxy. The following fundamental investment policies cannot be changed without such a vote.

Fundamental Policies

Fund	A Buy or sell real estate	B Buy or sell commodities	C Buy more than 10% of an issuer	D Invest more than 5% in an issuer	E Concentrate in any one industry	F Invest less than 80%	G Act as an underwriter	H Lending	I Borrow money	J Issue senior securities	K Buy on margin/ sell short
Absolute Return Currency and Income Fund	A1	B1	C2	C2	E6	—	G1	H1	I1	J1	—
Absolute Return Emerging Markets Macro Fund	A1	B4	—	—	E9	—	G1	H1	I1	J1	—
Absolute Return Enhanced Multi-Strategy Fund	A1	B4	C2	C2	E1	—	G1	H1	I1	J1	—
Absolute Return Multi-Strategy Fund	A1	B4	C2	C2	E1	—	G1	H1	I1	J1	—
AMT-Free Tax-Exempt Bond Fund	A1	B1	C1	D1	E7	F2	G1	H1	I1	J1	—
AP – Diversified Equity Income Fund	A1	B1	C2	C2	E6	—	G1	H1	I1	J1	—
Asia Pacific ex-Japan Fund	A1	B2	C2	C2	E1	—	G1	H1	I1	J1	—
CA Intermediate Municipal Bond Fund	A5	B6	C2	C2	E6	F3	G3	H3	I2	J3	—
Capital Allocation Aggressive Portfolio*	A1	B1	C2	C2	E2	—	G1	H1	I1	J1	—
Capital Allocation Conservative Portfolio*	A1	B1	C2	C2	E2	—	G1	H1	I1	J1	—
Capital Allocation Moderate Aggressive Portfolio*	A5	B6	C2	C2	E6	—	G3	H3	I2	J3	—
Capital Allocation Moderate Conservative Portfolio*	A5	B6	C2	C2	E6	—	G3	H3	I2	J3	—
Capital Allocation Moderate Portfolio*	A1	B1	C2	C2	E2	—	G1	H1	I1	J1	—
Commodity Strategy Fund	A1	B4	C2	C2	E5	—	G1	H1	I1	J1	—
Convertible Securities Fund	A5	B6	C2	C2	E6	—	G3	H3	I2	J3	—
Diversified Equity Income Fund	A1	B1	C1	D1	E1	—	G1	H1	I1	J1	—
Dividend Opportunity Fund	A1	B1	C1	D1	E1	—	G1	H1	I1	J1	—
Emerging Markets Bond Fund	A1	B3	—	—	E3	—	G1	H1	I1	J1	—

Statement of Additional Information – December 1, 2013	Page 11

Fund	A Buy or sell real estate	B Buy or sell commodities	C Buy more than 10% of an issuer	D Invest more than 5% in an issuer	E Concentrate in any one industry	F Invest less than 80%	G Act as an underwriter	H Lending	I Borrow money	J Issue senior securities	K Buy on margin/ sell short
Equity Value Fund	A1	B1	C1	D1	E1	—	G1	H1	I1	J1	—
European Equity Fund	A1	B1	—	—	E1	—	G1	H1	I1	J1	—
Flexible Capital Income Fund	A1	B4	C2	C2	E5	—	G1	H1	I1	J1	—
Floating Rate Fund	A1	B3	C1	D1	E4	—	G1	H1	I1	J1	—
GA Intermediate Municipal Bond Fund	A5	B6	C2	C2	E6	F3	G3	H3	I2	J3	—
Global Bond Fund	A1	B1	C1	—	E1	—	G1	H1	I1	J1	—
Global Equity Fund	A1	B1	C1	D1	E1	—	G1	H1	I1	J1	—
Global Opportunities Fund	A1	B1	C1	D1	E1	—	G1	H1	I1	J1	—
High Yield Bond Fund	A1	B1	C1	D1	E1	—	G1	H1	I1	J1	—
Income Builder Fund	A1	B3	C2	C2	E2	—	G1	H1	I1	J1	—
Income Opportunities Fund	A1	B1	C1	D1	E1	—	G1	H1	I1	J1	—
International Value Fund	A5	B6	C2	C2	E6	—	G3	H3	I2	J3	—
Large Cap Core Fund	A5	B6	C2	C2	E6	—	G3	H3	I2	J3	—
Large Cap Enhanced Core Fund	A5	B6	C2	C2	E6	—	G3	H3	I2	J3	—
Large Cap Index Fund	A5	B6	C2	C2	E6	—	G3	H3	I2	J3	—
Large Core Quantitative Fund	A1	B1	C1	D1	E1	—	G1	H1	I1	J1	—
Large Growth Quantitative Fund	A1	B1	C1	D1	E1	—	G1	H1	I1	J1	—
Large Value Quantitative Fund	A1	B1	C1	D1	E1	—	G1	H1	I1	J1	—
LifeGoal Growth Portfolio	A5	B6	C2	C2	E6	—	G3	H3	I2	J3	—
Limited Duration Credit Fund	A1	B1	C1	D1	E1	—	G1	H1	I1	J1	—
Marsico 21st Century Fund	A5	B6	C2	C2	E6	—	G3	H3	I2	J3	—
Marsico Flexible Capital Fund	A4	B3	C2	C2	E11	—	G1	H1	I1	J1	—
Marsico Focused Equities Fund	A5	B6	—	—	E6	—	G3	H3	I2	J3	—
Marsico Global Fund	A5	B6	C2	C2	E6	—	G3	H3	I2	J3	—
Marsico Growth Fund	A5	B6	C2	C2	E6	—	G3	H3	I2	J3	—
Marsico International Opportunities Fund	A5	B6	C2	C2	E6	—	G3	H3	I2	J3	—
MD Intermediate Municipal Bond Fund	A5	B6	—	—	E6	F3	G3	H3	I2	J3	—
Masters International Equity Portfolio	A5	B6	C2	C2	E6	—	G3	H3	I2	J3	—
Mid Cap Index Fund	A5	B6	C2	C2	E6	—	G3	H3	I2	J3	—
Mid Cap Value Fund	A5	B6	C2	C2	E6	—	G3	H3	I2	J3	—
Mid Cap Value Opportunity Fund	A1	B1	C1	D1	E1	—	G1	H1	I1	J1	—
MN Tax-Exempt Fund	A1	B1	—	—	E7	F1	G1	H1	I1	J1	—
Money Market Fund	A2	A2	C1	D1	E7	—	G1	H1	I1	J1	K1
Multi-Advisor International Equity Fund	A5	B6	C2	C2	E6	—	G3	H3	I2	J3	—
Multi-Advisor Small Cap Value Fund	A1	B2	—	—	E1	—	G1	H1	I1	J1	—
NC Intermediate Municipal Bond Fund	A5	B6	C2	C2	E6	F3	G3	H3	I2	J3	—
Overseas Value Fund	A6	B7	C2	C2	E6	—	G3	H3	I2	J3	—
Recovery and Infrastructure Fund	A1	B3	C2	C2	E1	—	G1	H1	I1	J1	—
Select Large-Cap Value Fund	A3	B5	C3	C3	E12	—	G2	H2	J2	J2	K2
Select Smaller-Cap Value Fund	A3	B5	C3	C3	E12	—	G2	H2	J2	J2	K2
Seligman Communications and Information Fund	A3	B5	C3	C3	E10	—	G2	H2	J2	J2	K2
Seligman Global Technology Fund	A3	B5	—	—	E8	—	G2	H2	J2	J2	K2
SC Intermediate Municipal Bond Fund	A5	B6	C2	C2	E6	F3	G3	H3	I2	J3	—
Short Term Bond Fund	A5	B6	C2	C2	E6	—	G3	H3	I2	J3	—
Short Term Municipal Bond Fund	A5	B6	C2	C2	E6	F4	G3	H3	I2	J3	—
Small Cap Index Fund	A5	B6	C2	C2	E6	—	G3	H3	I2	J3	—

Statement of Additional Information – December 1, 2013	Page 12

Fund	A Buy or sell real estate	B Buy or sell commodities	C Buy more than 10% of an issuer	D Invest more than 5% in an issuer	E Concentrate in any one industry	F Invest less than 80%	G Act as an underwriter	H Lending	I Borrow money	J Issue senior securities	K Buy on margin/ sell short
Small Cap Value Fund II	A5	B6	C2	C2	E6	—	G3	H3	I2	J3	—
U.S. Government Mortgage Fund	A1	B1	C1	D1	E1	—	G1	H1	I1	J1	—
VA Intermediate Municipal Bond Fund	A5	B6	C2	C2	E6	F3	G3	H3	I2	J3	—

A.	Buy or sell real estate
	A1 –	The Fund will not buy or sell real estate, unless acquired as a result of ownership of securities or other instruments, except this shall not prevent the Fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business or real estate investment trusts. For purposes of this policy, real estate includes real estate limited partnerships.

	A2 –	The Fund will not buy or sell real estate, commodities or commodity contracts. For purposes of this policy, real estate includes real estate limited partnerships.

	A3 –	The Fund will not purchase or hold any real estate, except that a Fund may invest in securities secured by real estate or interests therein or issued by persons (other than real estate investment trusts) which deal in real estate or interests therein.

	A4 –	The Fund will not buy or sell real estate, unless acquired as a result of ownership of securities or other instruments, except this shall not prevent the Fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business real estate investment trusts (REITs) or entities similar to REITs formed under the laws of non-U.S. companies. For purposes of this policy, real estate includes real estate limited partnerships.

	A5 –	The Fund may not purchase or sell real estate, except the Fund may purchase securities of issuers which deal or invest in real estate and may purchase securities which are secured by real estate or interests in real estate.

	A6 –	The Fund may not purchase or sell real estate, except the Fund may: (i) purchase securities of issuers which deal or invest in real estate, (ii) purchase securities which are secured by real estate or interests in real estate and (iii) hold and dispose of real estate or interests in real estate acquired through the exercise of its rights as a holder of securities which are secured by real estate or interests therein.

B.	Buy or sell physical commodities*
	B1 –	The Fund will not buy or sell physical commodities unless acquired as a result of ownership of securities or other instruments, except this shall not prevent the Fund from buying or selling options and futures contracts or from investing in securities or other instruments backed by, or whose value is derived from, physical commodities.

	B2 –	The Fund will not buy or sell physical commodities unless acquired as a result of ownership of securities or other instruments, except this shall not prevent the Fund from buying or selling options, futures contracts and foreign currency or from investing in securities or other instruments backed by, or whose value is derived from, physical commodities.

	B3 –	The Fund will not buy or sell physical commodities unless acquired as a result of ownership of securities or other instruments, except this shall not prevent the Fund from buying or selling options, futures contracts and foreign currency (and, in the case of Marsico Flexible Capital Fund, swaps) or from entering into forward currency contracts or from investing in securities or other instruments backed by, or whose value is derived from, physical commodities.

	B4 –	The Fund will not buy or sell commodities, except that the Fund may to the extent consistent with its investment objective(s), invest in securities of companies that purchase or sell commodities or which invest in such programs, and purchase and sell options, forward contracts, futures contracts, and options on futures contracts and enter into swap contracts and other financial transactions relating to commodities. This restriction does not apply to foreign currency transactions including without limitation forward currency contracts. This restriction also does not prevent Commodity Strategy Fund from investing up to 25% of its total assets in one or more wholly-owned subsidiaries (as described further herein and referred to herein collectively as the “Subsidiary”), thereby gaining exposure to the investment returns of commodities markets within the limitations of the federal tax requirements.

	B5 –	The Fund will not purchase or sell commodities or commodity contracts, except to the extent permissible under applicable law and interpretations, as they may be amended from time to time.

Statement of Additional Information – December 1, 2013	Page 13

	B6 –	The Fund may not purchase or sell commodities, except that the Fund may, to the extent consistent with its investment objective, invest in securities of companies that purchase or sell commodities or which invest in such programs, and purchase and sell options, forward contracts, futures contracts, and options on futures contracts. This limitation does not apply to foreign currency transactions, including, without limitation, forward currency contracts.

	B7 –	The Fund may not purchase or sell commodities, except that the Fund may to the extent consistent with its investment objective: (i) invest in securities of companies that purchase or sell commodities or which invest in such programs, (ii) purchase and sell options, forward contracts, futures contracts, and options on futures contracts and (iii) enter into swap contracts and other financial transactions relating to commodities. This limitation does not apply to foreign currency transactions including without limitation forward currency contracts.

*   For purposes of fundamental investment policy on buying or selling physical commodities above, at the time of the establishment of the restriction for certain Funds, swap contracts on financial instruments or rates were not within the understanding of the term “commodities”. Notwithstanding any federal legislation or regulatory action by the CFTC that subjects such swaps to regulation by the CFTC, these Funds will not consider such instruments to be commodities for purposes of this restriction.

C.	Buy more than 10% of an issuer
	C1 –	The Fund will not purchase more than 10% of the outstanding voting securities of an issuer, except that up to 25% of the Fund’s assets may be invested without regard to this 10% limitation. For tax-exempt Funds, for purposes of this policy, the terms of a municipal security determine the issuer.

	C2 –	The Fund will not purchase securities (except securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities) of any one issuer if, as a result, more than 5% of its total assets will be invested in the securities of such issuer or it would own more than 10% of the voting securities of such issuer, except that: (a) up to 25% of its total assets may be invested without regard to these limitations; and (b) a Fund’s assets may be invested in the securities of one or more management investment companies to the extent permitted by the 1940 Act, the rules and regulations thereunder, or any applicable exemptive relief obtained by the Fund.

	C3 –	The Fund will not make any investment inconsistent with its classification as a diversified company under the 1940 Act.

D.	Invest more than 5% in an issuer
	D1 –	The Fund will not invest more than 5% of its total assets in securities of any company, government, or political subdivision thereof, except the limitation will not apply to investments in securities issued or guaranteed by the U.S. government, its agencies, or instrumentalities, or other investment companies, and except that up to 25% of the Fund’s total assets may be invested without regard to this 5% limitation. For tax-exempt Funds, for purposes of this policy, the terms of a municipal security determine the issuer.

	D2 –	The Fund will not, as to 50% of the value of its total assets, purchase securities of any issuer if immediately thereafter more than 5% of total assets at market value would be invested in the securities of any issuer (except that this limitation does not apply to obligations issued or guaranteed as to principal and interest by the U.S. Government or its agencies or instrumentalities).

E.	Concentrate*
	E1 –	The Fund will not concentrate in any one industry. According to the present interpretation by the SEC, this means that up to 25% of the Fund’s total assets, based on current market value at time of purchase, can be invested in any one industry.

	E2 –	The Fund will not concentrate in any one industry. According to the present interpretation by the SEC, this means that up to 25% of the Fund’s total assets, based on current market value at time of purchase, can be invested in any one industry. The Fund itself does not intend to concentrate, however, the aggregation of holdings of the underlying funds may result in the Fund indirectly investing more than 25% of its assets in a particular industry. The Fund does not control the investments of the underlying funds and any indirect concentration will occur only as a result of the Fund following its investment objectives by investing in the underlying funds.

	E3 –	While the Fund may invest 25% or more of its total assets in the securities of foreign governmental and corporate entities located in the same country, it will not invest 25% or more of its total assets in any single foreign governmental issuer.

	E4 –	The Fund will not concentrate in any one industry. According to the present interpretation by the SEC, this means that up to 25% of the Fund’s total assets, based on current market value at time of purchase, can be invested in any one industry. For purposes of this restriction, loans will be considered investments in the industry of the underlying borrower, rather than that of the seller of the loan.

Statement of Additional Information – December 1, 2013	Page 14

	E5 –	The Fund will not invest 25% or more of its total assets in securities of corporate issuers engaged in any one industry. The foregoing restriction does not apply to securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities, or repurchase agreements secured by them. In addition, the foregoing restriction shall not apply to or limit, Commodity Strategy Fund’s counterparties in commodities-related transactions.

	E6 –	The Fund will not purchase any securities which would cause 25% or more of the value of its total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that: a) there is no limitation with respect to obligations issued or guaranteed by the U.S. Government, any state or territory of the United States, or any of their agencies, instrumentalities or political subdivisions; and b) notwithstanding this limitation or any other fundamental investment limitation, assets may be invested in the securities of one or more management investment companies to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief obtained by the Fund.

	E7 –	The Fund will not invest more than 25% of total assets, at market value, in any one industry; except that municipal securities and securities of the U.S. Government, its agencies and instrumentalities are not considered an industry for purposes of this limitation.

	E8 –	The Fund will, under normal market conditions, invest at least 25% of the value of its total assets at the time of purchase in the securities of issuers conducting their principal business activities in the technology and related group of industries, provided that: (i) there is no limitation with respect to obligations issued or guaranteed by the U.S. Government, any state or territory of the United States or any of their agencies, instrumentalities or political subdivisions; and (ii) notwithstanding this limitation or any other fundamental investment limitation, assets may be invested in the securities of one or more management investment companies or subsidiaries to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.

	E9 –	The Fund will not invest 25% or more of its total assets in securities of corporate issuers engaged in any one industry. However, consistent with the Fund’s investment objective and strategies, the Fund may invest 25% or more of its total assets in securities issued by sovereign and quasi-sovereign (e.g., government agencies or instrumentalities) foreign governmental issuers or obligors, including in emerging market countries, but it will not invest 25% or more of its total assets in any single foreign governmental issuer.

	E10 –	The Fund will not invest 25% or more of its total assets, at market value, in the securities of issuers in any particular industry, except that the Fund will invest at least 25% of the value of its total assets in securities of companies principally engaged in the communications, information and related industries and provided that this limitation shall exclude securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities.

	E11 –	The Fund will not concentrate in any one industry (other than U.S. Government securities, provided that this limitation shall exclude securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities). According to the present interpretation by the SEC, this means that up to 25% of the Fund’s total assets, based on current market value at time of purchase, can be invested in any one industry.

	E12 –	The fund will not invest 25% or more of its total assets, at market value, in the securities of issuers in any particular industry, provided that this limitation shall exclude securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities.

*   For purposes of applying the limitation set forth in the concentration policies, above, Funds will generally use the industry classifications provided by the Global Industry Classification System (GICS) for classification of issuers of equity securities and the classifications provided by the Barclays Capital Aggregate Bond Index for classification of issues of fixed-income securities.

F.	Invest less than 80%
	F1 –	The Fund will not under normal market conditions, invest less than 80% of its net assets in municipal obligations that are generally exempt from federal income tax as well as respective state and local income tax.

	F2 –	The Fund will not under normal market conditions, invest less than 80% of its net assets in bonds and other debt securities issued by or on behalf of state or local governmental units whose interest, in the opinion of counsel for the issuer, is exempt from federal income tax. The Fund does not intend to purchase bonds or other debt securities, the interest from which, is subject to the alternative minimum tax.

	F3 –	The Fund will invest at least 80% of its net assets in securities that pay interest exempt from federal income tax, other than the federal alternative minimum tax, and state individual income tax.

	F4 –	The Fund will invest at least 80% of its net assets in securities that pay interest exempt from federal income tax, other than the federal alternative minimum tax.

Statement of Additional Information – December 1, 2013	Page 15

G.	Act as an underwriter
	G1 –	The Fund will not act as an underwriter (sell securities for others). However, under the securities laws, the Fund may be deemed to be an underwriter when it purchases securities directly from the issuer and later resells them.

	G2 –	The Fund will not underwrite the securities of other issuers, except insofar as the Fund may be deemed an underwriter under the 1933 Act in disposing of a portfolio security or in connection with investments in other investment companies.

	G3 –	The Fund may not underwrite any issue of securities within the meaning of the 1933 Act except when it might technically be deemed to be an underwriter either: (i) in connection with the disposition of a portfolio security; or (ii) in connection with the purchase of securities directly from the issuer thereof in accordance with its investment objective. This restriction shall not limit the Fund’s ability to invest in securities issued by other registered management investment companies.

H.	Lending
	H1 –	The Fund will not lend securities or participate in an interfund lending program if the total of all such loans would exceed 331/3% of the Fund’s total assets, except this fundamental investment policy shall not prohibit the Fund from purchasing money market securities, loans, loan participation or other debt securities, or from entering into repurchase agreements. For funds-of-funds – equity, under current Board policy, the Fund has no current intention to borrow to a material extent.

	H2 –	The Fund will not make loans, except as permitted by the 1940 Act or any rule thereunder, any SEC or SEC staff interpretations thereof or any exemptions therefrom which may be granted by the SEC.

	H3 –	The Fund may not make loans, except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any exemptive relief obtained by the Fund.

I.	Borrowing
	I1 –	The Fund will not borrow money, except for temporary purposes (not for leveraging or investment) in an amount not exceeding 331/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings) immediately after the borrowings. For funds-of-funds – equity, under current Board policy, the Fund has no current intention to borrow to a material extent.

	I2 –	The Fund may not borrow money except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any exemptive relief obtained by the Fund.

J.	Issue senior securities
	J1 –	The Fund will not issue senior securities, except as permitted under the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.

	J2 –	The Fund will not issue senior securities or borrow money, except as permitted by the 1940 Act or any rule thereunder, any SEC or SEC staff interpretations thereof or any exemptions therefrom which may be granted by the SEC.

	J3 –	The Fund may not issue senior securities except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any exemptive relief obtained by the Fund.

K.	Buy on margin/sell short
	K1 –	The Fund will not buy on margin or sell short or deal in options to buy or sell securities.

	K2 –	The Fund will not purchase securities on margin except as permitted by the 1940 Act or any rule thereunder, any SEC or SEC staff interpretations thereof or any exemptions therefrom which may be granted by the SEC.

In addition to the policies described above and any fundamental policy described in the prospectus:

For Money Market Fund, the Fund will not:

•	Purchase common stocks, preferred stocks, warrants, other equity securities, corporate bonds or debentures, state bonds, municipal bonds, or industrial revenue bonds.

For Seligman Communications and Information Fund, Seligman Global Technology Fund, Columbia Select Growth Fund, Select Large-Cap Value Fund and Select Smaller-Cap Value Fund, the Fund will not:

•	Purchase or hold the securities of any issuer, if to its knowledge, directors or officers of the Fund and, only in the case of Seligman Global Technology Fund, the directors and officers of the Fund’s Investment Manager, individually owning beneficially more than 0.5% of the outstanding securities of that issuer own in the aggregate more than 5% of such securities.

•	Enter into repurchase agreements of more than one week’s duration if more than 10% of the Fund’s net assets would be so invested.

Statement of Additional Information – December 1, 2013	Page 16

Non-fundamental Policies

The following non-fundamental policies may be changed by the Board at any time and are in addition to those described in the prospectus.

Investment in Illiquid Securities

No more than 5% of a money market Fund’s net assets will be held in securities and other instruments that are illiquid. No more than 15% of the net assets of any other Fund will be held in securities and other instruments that are illiquid. “Illiquid Securities” are defined in accordance with the SEC staff’s current guidance and interpretations which provide that an illiquid security is a security which may not be sold or disposed of in the ordinary course of business within seven days at approximately the value at which the Fund has valued the security.

Investment in Other Investment Companies

The Funds may not purchase securities of other investment companies except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief. If shares of the Fund are purchased by another Fund in reliance on Section 12(d)(1)(G) of the 1940 Act, for so long as shares of the Fund are held by such other fund, the Fund will not purchase securities of a registered open-end investment company or registered unit investment trust in reliance on Section 12(d)(1)(F) or Section 12(d)(1)(G) of the 1940 Act.

Investment in Foreign Securities

For AP – Diversified Equity Income, Diversified Equity Income Fund, Dividend Opportunity Fund, Equity Value Fund, Flexible Capital Income Fund, Floating Rate Fund, High Yield Bond Fund, Income Opportunities Fund, Inflation Protected Securities Fund, Large Core Quant Fund, Large Growth Quant Fund, Large Value Quant Fund, Limited Duration Credit Fund, Mid Cap Value Opportunity Fund, Multi-Advisor Small Cap Value Fund, Recovery and Infrastructure Fund, Select Large-Cap Value Fund, Select Smaller-Cap Value Fund, Seligman Communications and Information Fund and Limited Duration Credit Fund:

•	Up to 25% of the Fund’s net assets may be invested in foreign investments.

For Large Cap Core Fund, Mid Cap Value Fund, Small Cap Value Fund II and U.S. Government Mortgage Fund:

•	Up to 20% of the Fund’s net assets may be invested in foreign investments.

For Convertible Securities Fund:

•	Up to 15% of its total assets in Eurodollar convertible securities and up to an additional 20% of its total assets in foreign securities.

Selling Securities Short

For series of CFST other than Funds with a fundamental policy with respect to selling securities short:

•	The Funds may not sell securities short, except as permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.

Names Rule Policy

To the extent a Fund is subject to Rule 35d-1 under the 1940 Act (the Names Rule), and does not otherwise have a fundamental policy in place to comply with the Names Rule, such Fund has adopted the following non-fundamental policy: Shareholders will receive at least 60 days’ notice of any change to the Fund’s investment objective or principal investment strategies made in order to comply with the Names Rule. The notice will be provided in plain English in a separate written document, and will contain the following prominent statement or similar statement in bold-face type: “Important Notice Regarding Change in Investment Policy.” This statement will appear on both the notice and the envelope in which it is delivered, unless it is delivered separately from other communications to investors, in which case the statement will appear either on the notice or the envelope in which the notice is delivered.

Purchasing Securities of Any One Issuer

For Marsico Focused Equities Fund and MD Intermediate Municipal Bond Fund:

The Fund may not purchase securities of any one issuer (other than U.S. Government Obligations and securities of other investment companies) if, immediately after such purchase, more than 25% of the value of the Funds total assets would be invested in the securities of one issuer, and with respect to 50% of the Fund’s total assets, more than 5% of its assets would be invested in the securities of one issuer.

Statement of Additional Information – December 1, 2013	Page 17

ABOUT THE FUNDS’ INVESTMENTS

A Fund’s investment objective, principal investment strategies and related principal risks are discussed in each Fund’s prospectus. Each Fund’s prospectus identifies the types of securities in which the Fund invests principally and summarizes the principal risks to the Fund’s portfolio as a whole associated with such investments. Unless otherwise indicated in the prospectus or this SAI, the investment objective and policies of a Fund may be changed without shareholder approval.

To the extent that a type of security identified in the table below for a Fund is not described in the Fund’s prospectus (or as a sub-category of such security type in this SAI), the Fund generally invests in such security type, if at all, as part of its non-principal investment strategies.

Information about individual types of securities (including certain of their associated risks) in which some or all of the Funds may invest is set forth below. Each Fund may invest in these types of securities, subject to its investment objective and fundamental and non-fundamental investment policies. A Fund is not required to invest in any or all of the types of securities listed below.

Funds-of-funds invest in a combination of underlying funds, although they may invest directly in stocks, bonds and other securities. These underlying funds have their own investment strategies and types of investments they are allowed to engage in and purchase. Funds-of-funds may invest directly or indirectly through investments in underlying funds, in the securities and engage in investment strategies indicated in the table below.

Certain Investment Activity Limits. The overall investment and other activities of the Investment Manager and its affiliates may limit the investment opportunities for each Fund in certain markets or in individual issuers where limitations are imposed upon the amount of investment by affiliated investors, in the aggregate. From time to time, each Fund’s activities also may be restricted because of regulatory restrictions applicable to the Investment Manager and its affiliates and/or because of their internal policies. See Investment Management and Other Services — Other Roles and Relationships of Ameriprise Financial and its Affiliates — Certain Conflicts of Interest.

Temporary Defensive Positions. Each Fund may temporarily invest in money market instruments or shares of affiliated or unaffiliated money market funds or hold cash or cash equivalents. Unless prohibited by its investment policies, a Fund may also temporarily invest in derivatives, such as futures (e.g., index futures) or options on futures, for various purposes, including among others, investing in particular derivatives to achieve indirect investment exposure to a sector, country or region where the Investment Manager believes such defensive positioning is appropriate. Each Fund may do so without limit and for as long a period as deemed necessary, when the Investment Manager or the Fund’s subadviser, if applicable: (i) believes that market conditions are not favorable for profitable investing or to avoid losses, including under adverse market, economic, political or other conditions; (ii) is unable to locate favorable investment opportunities; or (iii) determines that a temporary defensive position is advisable or necessary in order to meet anticipated redemption requests, or for other reasons. While a Fund engages in such strategies, it may not achieve its investment objective.

Types of Investments

A black circle indicates that the investment strategy or type of investment generally is authorized for a category of funds. Exceptions are noted following the table. See About the Trusts for fund investment categories.

Type of Investment	Alternative	Equity and Flexible	Funds-of-Funds – Equity and Fixed Income	Taxable Fixed Income	Taxable Money Market Fund	Tax-Exempt Fixed Income	State Tax-Exempt Fixed Income
Asset-Backed Securities	—	—	—	—	—	—	—
Bank Obligations (Domestic and Foreign)	—	—	—	—	—	—	—
Collateralized Bond Obligations	—	— A	—	—	—	—	—
Commercial Paper	—	—	—	—	—	—	—
Common Stock	—	—	—	— B	—	—	—
Convertible Securities	—	— C	—	— D	—	—	—
Corporate Debt Securities	—	—	—	—	E	—	—
Custody Receipts and Trust Certificates	—	— F	—	— F	—	—	— F
Debt Obligations	—	—	—	—	—	—	—
Depositary Receipts	—	—	—	—	—	—	—
Derivatives	—	—	—	—	—	—	—

Statement of Additional Information – December 1, 2013	Page 18

Type of Investment	Alternative	Equity and Flexible	Funds-of-Funds – Equity and Fixed Income	Taxable Fixed Income	Taxable Money Market Fund	Tax-Exempt Fixed Income	State Tax-Exempt Fixed Income
Dollar Rolls	—	—	—	—	—	—	—
Foreign Currency Transactions	—	—	—	—	—	—	—
Foreign Securities	—	—	—	—	—	—	—
Guaranteed Investment Contracts (Funding Agreements)	—	—	—	—	—	—	—
Illiquid Securities	—	—	—	—	—	—	—
Inflation Protected Securities	—	—	—	—	—	—	—
Initial Public Offerings	—	—	—	—	—	—	—
Inverse Floaters	—	G	—	—	—	—	—
Investments in Other Investment Companies (Including ETFs)	—	—	—	—	—	—	—
Lending Portfolio Securities	—	— H	—	—	—	— H	— H
Low and Below Investment Grade (High Yield) Securities	—	—	—	—	—	—	—
Money Market Instruments	—	—	—	—	—	—	—
Mortgage-Backed Securities	—	I	—	—	—	—	—
Municipal Securities	—	—	—	—	—	—	—
Participation Interests	—	—	—	—	—	—	—
Partnership Securities	—	—	—	—	—	—	—
Preferred Stock	—	—	—	— J	—	— J	—
Private Placement and Other Restricted Securities	—	—	—	—	—	—	—
Real Estate Investment Trusts	—	—	—	—	—	—	—
Repurchase Agreements	—	—	—	—	—	—	—
Reverse Repurchase Agreements	—	—	—	—	—	—	—
Short Sales	— K	— K	— K	— K	—	— K	— K
Sovereign Debt	—	—	—	—	—	—	—
Standby Commitments	—	—	—	—	—	—	—
U.S. Government and Related Obligations	—	—	—	—	—	—	—
Variable and Floating Rate Obligations	—	L	—	—	—	—	—

A.	The following Fund is not authorized to invest in collateralized bond obligations: Multi-Advisor Small Cap Value Fund.

B.	The following Fund is not authorized to invest in common stock: U.S. Government Mortgage Fund.

C.	The following Fund is not authorized to invest in convertible securities: Commodity Strategy Fund.

D.	The following Fund is not authorized to invest in convertible securities: U.S. Government Mortgage Fund.

E.	While the Fund is prohibited from investing in corporate bonds, it may invest in securities classified as corporate bonds if they meet the requirements of Rule 2a-7 of the 1940 Act.

F.	The following Equity, Flexible, Taxable Fixed Income and State Tax-Exempt Fixed Income Funds are not authorized to invest in Custody Receipts and Trust Certificates: each series of CFST.

G.	The following flexible and equity funds are authorized to invest in inverse floaters: Commodity Strategy Fund and Global Opportunities Fund.

H.	The following Fund is not authorized to lend portfolio securities: Flexible Capital Income Fund.

I.	The following flexible and equity Funds are authorized to invest in mortgage dollar rolls: Global Opportunities Fund and Commodity Strategy Fund.

J.	The following Funds are not authorized to invest in preferred stock: AMT-Free Tax-Exempt Bond Fund and U.S. Government Mortgage Fund.

K.	The Funds are not prohibited from engaging in short sales, however, each Fund will seek Board approval prior to utilizing short sales as an active part of its investment strategy.

L.	The following flexible and equity Funds are authorized to invest in floating rate loans: Commodity Strategy Fund, Global Opportunities Fund and each series of CFST.

Asset-Backed Securities

Asset-backed securities represent interests in, or debt instruments that are backed by, pools of various types of assets that generate cash payments generally over fixed periods of time, such as, among others, motor vehicle installment sales,

Statement of Additional Information – December 1, 2013	Page 19

contracts, installment loan contracts, leases of various types of real and personal property, and receivables from revolving (credit card) agreements. Such securities entitle the security holders to receive distributions (i.e., principal and interest) that are tied to the payments made by the borrower on the underlying assets (less fees paid to the originator, servicer, or other parties, and fees paid for credit enhancement), so that the payments made on the underlying assets effectively pass through to such security holders. Asset-backed securities typically are created by an originator of loans or owner of accounts receivable that sells such underlying assets to a special purpose entity in a process called a securitization. The special purpose entity issues securities that are backed by the payments on the underlying assets, and have a minimum denomination and specific term. Asset-backed securities may be structured as fixed-, variable- or floating-rate obligations or as zero-coupon, pay-in-kind and step-coupon securities and may be privately placed or publicly offered. See Types of Investments – Variable – and Floating-Rate Obligations, Types of Investments – Zero-Coupon, Pay-in-Kind and Step-Coupon Securities and Types of Investments – Private Placement and Other Restricted Securities for more information.

Although one or more of the other risks described in this SAI may also apply, the risks typically associated with asset-backed securities include: Credit Risk, Interest Rate Risk, Liquidity Risk and Prepayment and Extension Risk.

Bank Obligations (Domestic and Foreign)

Bank obligations include certificates of deposit, bankers’ acceptances, time deposits and promissory notes that earn a specified rate of return and may be issued by (i) a domestic branch of a domestic bank, (ii) a foreign branch of a domestic bank, (iii) a domestic branch of a foreign bank or (iv) a foreign branch of a foreign bank. Bank obligations may be structured as fixed-, variable- or floating-rate obligations. See Types of Investments – Variable – and Floating-Rate Obligations for more information.

Certificates of deposit, or so-called CDs, typically are interest-bearing debt instruments issued by banks and have maturities ranging from a few weeks to several years. Yankee dollar certificates of deposit are negotiable CDs issued in the United States by branches and agencies of foreign banks. Eurodollar certificates of deposit are CDs issued by foreign banks with interest and principal paid in U.S. dollars. Eurodollar and Yankee Dollar CDs typically have maturities of less than two years and have interest rates that typically are pegged to the London Interbank Offered Rate or LIBOR. See Types of Investments – Eurodollar and Yankee Dollar Instruments. Bankers’ acceptances are time drafts drawn on and accepted by banks, are a customary means of effecting payment for merchandise sold in import-export transactions and are a general source of financing. A time deposit can be either a savings account or CD that is an obligation of a financial institution for a fixed term. Typically, there are penalties for early withdrawals of time deposits. Promissory notes are written commitments of the maker to pay the payee a specified sum of money either on demand or at a fixed or determinable future date, with or without interest.

Bank investment contracts are issued by banks. Pursuant to such contracts, a Fund may make cash contributions to a deposit fund of a bank. The bank then credits to the Fund payments at floating or fixed interest rates. A Fund also may hold funds on deposit with its custodian for temporary purposes.

Certain bank obligations, such as some CDs, are insured by the FDIC up to certain specified limits. Many other bank obligations, however, are neither guaranteed nor insured by the FDIC or the U.S. Government. These bank obligations are “backed” only by the creditworthiness of the issuing bank or parent financial institution. Domestic and foreign banks are subject to different governmental regulation. Accordingly, certain obligations of foreign banks, including Eurodollar and Yankee dollar obligations, involve different and/or heightened investment risks than those affecting obligations of domestic banks, including, among others, the possibilities that: (i) their liquidity could be impaired because of political or economic developments; (ii) the obligations may be less marketable than comparable obligations of domestic banks; (iii) a foreign jurisdiction might impose withholding and other taxes at high levels on interest income; (iv) foreign deposits may be seized or nationalized; (v) foreign governmental restrictions such as exchange controls may be imposed, which could adversely affect the payment of principal and/or interest on those obligations; (vi) there may be less publicly available information concerning foreign banks issuing the obligations; and (vii) the reserve requirements and accounting, auditing and financial reporting standards, practices and requirements applicable to foreign banks may differ (including, less stringent) from those applicable to domestic banks. Foreign banks generally are not subject to examination by any U.S. Government agency or instrumentality. See Types of Investments – Foreign Securities.

Although one or more of the other risks described in this SAI may also apply, the risks typically associated with bank obligations include: Credit Risk, Interest Rate Risk, Issuer Risk, and Prepayment and Extension Risk.

Collateralized Bond Obligations

Collateralized bond obligations (CBOs) are investment grade bonds backed by a pool of bonds, which may include junk bonds (which are considered speculative investments). CBOs are similar in concept to collateralized mortgage obligations (CMOs), but differ in that CBOs represent different degrees of credit quality rather than different maturities. (See Types of Investments – Mortgage-Backed Securities and – Asset-Backed Securities.) CBOs are often privately offered and sold, and thus not registered under securities laws.

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Underwriters of CBOs package a large and diversified pool of high-risk, high-yield junk bonds, which is then structured into “tranches.” Typically, the first tranche represents a senior claim on collateral and pays the lowest interest rate; the second tranche is junior to the first tranche and therefore subject to greater risk and pays a higher rate; the third tranche is junior to both the first and second tranche, represents the lowest credit quality and instead of receiving a fixed interest rate receives the residual interest payments — money that is left over after the higher tranches have been paid. CBOs, like CMOs, are substantially overcollateralized and this, plus the diversification of the pool backing them, may earn certain of the tranches investment-grade bond ratings. Holders of third-tranche CBOs stand to earn higher or lower yields depending on the rate of defaults in the collateral pool. See Types of Investments – Low and Below Investment Grade (High Yield) Securities.

Although one or more of the other risks described in this SAI may also apply, the risks typically associated with CBOs include: Credit Risk, Illiquid Securities Risk, Interest Rate Risk, Liquidity Risk, Low and Below Investment Grade (High-Yield) Securities Risk and Prepayment and Extension Risk.

Commercial Paper

Commercial paper is a short-term debt obligation, usually sold on a discount basis, with a maturity ranging from 2 to 270 days issued by banks, corporations and other borrowers. It is sold to investors with temporary idle cash as a way to increase returns on a short-term basis. These instruments are generally unsecured, which increases the credit risk associated with this type of investment. See Types of Investments – Debt Obligations and – Illiquid Securities. See Appendix A for a discussion of securities ratings.

Although one or more of the other risks described in this SAI may also apply, the risks typically associated with commercial paper include: Credit Risk and Liquidity Risk.

Common Stock

Common stock represents a unit of equity ownership of a corporation. Owners typically are entitled to vote on the selection of directors and other important corporate governance matters, and to receive dividend payments, if any, on their holdings. However, ownership of common stock does not entitle owners to participate in the day-to-day operations of the corporation. Common stocks of domestic and foreign public corporations can be listed, and their shares traded, on domestic stock exchanges, such as the NYSE or the NASDAQ Stock Market. Domestic and foreign corporations also may have their shares traded on foreign exchanges, such as the London Stock Exchange or Tokyo Stock Exchange. See Types of Investments –Foreign Securities. Common stock may be privately placed or publicly offered. The price of common stock is generally determined by corporate earnings, type of products or services offered, projected growth rates, experience of management, liquidity, and market conditions generally. In the event that a corporation declares bankruptcy or is liquidated, the claims of secured and unsecured creditors and owners of bonds and preferred stock take precedence over the claims of those who own common stock. See Types of Investments – Private Placement and Other Restricted Securities – Preferred Stock and – Convertible Securities for more information.

Although one or more of the other risks described in this SAI may also apply, the risks typically associated with common stock include: Issuer Risk and Market Risk.

Convertible Securities

Convertible securities include bonds, debentures, notes, preferred stocks or other securities that may be converted or exchanged (by the holder or by the issuer) into shares of the underlying common stock (or cash or securities of equivalent value) at a stated exchange ratio or predetermined price (the conversion price). As such, convertible securities combine the investment characteristics of debt securities and equity securities. A holder of convertible securities is entitled to receive the income of a bond, debenture or note or the dividend of a preferred stock until the conversion privilege is exercised. The market value of convertible securities generally is a function of, among other factors, interest rates, the rates of return of similar nonconvertible securities and the financial strength of the issuer. The market value of convertible securities tends to decline as interest rates rise and, conversely, to rise as interest rates decline. However, a convertible security’s market value tends to reflect the market price of the common stock of the issuing company when that stock price approaches or is greater than its conversion price. As the market price of the underlying common stock declines, the price of the convertible security tends to be influenced more by the rate of return of the convertible security. Because both interest rate and common stock’s market movements can influence their value, convertible securities generally are not as sensitive to changes in interest rates as similar nonconvertible debt securities nor generally as sensitive to changes in share price as the underlying common stock. Convertible securities may be structured as fixed-, variable- or floating-rate obligations or as zero-coupon, pay-in-kind and step-coupon securities and may be privately placed or publicly offered. See Types of Investments – Variable- and Floating-Rate Obligations, Types of Investments – Zero-Coupon, Pay-in-Kind and Step-Coupon Securities, Types of Investments – Common Stock, Types of Investments – Corporate Debt Securities and Types of Investments – Private Placement and Other Restricted Securities for more information.

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Certain convertible securities may have a mandatory conversion feature, pursuant to which the securities convert automatically into common stock or other equity securities (of the same or a different issuer) at a specified date and at a specified exchange ratio. Certain convertible securities may be convertible at the option of the issuer, which may require a holder to convert the security into the underlying common stock, even at times when the value of the underlying common stock or other equity security has declined substantially. In addition, some convertible securities may be rated below investment grade or may not be rated and, therefore, may be considered speculative investments. Companies that issue convertible securities frequently are small- and mid-capitalization companies and, accordingly, carry the risks associated with such companies. In addition, the credit rating of a company’s convertible securities generally is lower than that of its conventional debt securities. Convertible securities are senior to equity securities and have a claim to the assets of an issuer prior to the holders of the issuer’s common stock in the event of liquidation but generally are subordinate to similar non-convertible debt securities of the same issuer. Some convertible securities are particularly sensitive to changes in interest rates when their predetermined conversion price is much higher than the price for the issuing company’s common stock.

Although one or more of the other risks described in this SAI may also apply, the risks typically associated with convertible securities include: Convertible Securities Risk, Interest Rate Risk, Issuer Risk, Market Risk, Prepayment and Extension Risk, and Reinvestment Risk.

Corporate Debt Securities

Corporate debt securities are long and short term fixed income securities typically issued by businesses to finance their operations. Corporate debt securities are issued by public or private companies, as distinct from debt securities issued by a government or its agencies. The issuer of a corporate debt security often has a contractual obligation to pay interest at a stated rate on specific dates and to repay principal periodically or on a specified maturity date. Corporate debt securities typically have four distinguishing features: (1) they are taxable; (2) they have a par value of $1,000; (3) they have a term maturity, which means they come due at a specified time period; and (4) many are traded on major securities exchanges. Notes, bonds, debentures and commercial paper are the most common types of corporate debt securities, with the primary difference being their interest rates, maturity dates and secured or unsecured status. Commercial paper has the shortest term and usually is unsecured, as are debentures. The broad category of corporate debt securities includes debt issued by domestic or foreign companies of all kinds, including those with small-, mid- and large-capitalizations. The category also includes bank loans, as well as assignments, participations and other interests in bank loans. Corporate debt securities may be rated investment grade or below investment grade and may be structured as fixed-, variable or floating-rate obligations or as zero-coupon, pay-in-kind and step-coupon securities and may be privately placed or publicly offered. They may also be senior or subordinated obligations. See Appendix A for a discussion of securities ratings. See Types of Investments – Variable- and Floating-Rate Obligations, Types of Investments – Zero-Coupon, Pay-in-Kind and Step-Coupon Securities Types of Investments – Private Placement and Other Restricted Securities – Debt Obligations, Types of Investments – Commercial Paper and – Low and Below Investment Grade Securities for more information.

Extendible commercial notes (ECNs) are very similar to commercial paper except that, with ECNs, the issuer has the option to extend the notes’ maturity. ECNs are issued at a discount rate, with an initial redemption of not more than 90 days from the date of issue. If ECNs are not redeemed by the issuer on the initial redemption date, the issuer will pay a premium (step-up) rate based on the ECN’s credit rating at the time.

Because of the wide range of types and maturities of corporate debt securities, as well as the range of creditworthiness of issuers, corporate debt securities can have widely varying risk/return profiles. For example, commercial paper issued by a large established domestic corporation that is rated by an NRSRO as investment grade may have a relatively modest return on principal but present relatively limited risk. On the other hand, a long-term corporate note issued, for example, by a small foreign corporation from an emerging market country that has not been rated by an NRSRO may have the potential for relatively large returns on principal but carries a relatively high degree of risk.

Although one or more of the other risks described in this SAI may also apply, the risks typically associated with corporate debt securities include: Credit Risk, Interest Rate Risk, Issuer Risk, High Yield Securities Risk, Prepayment and Extension Risk and Reinvestment Risk.

Custody Receipts and Trust Certificates

Custody receipts and trust certificates are derivative products that evidence direct ownership in a pool of securities. Typically, a sponsor will deposit a pool of securities with a custodian in exchange for custody receipts evidencing interests in those securities. The sponsor generally then will sell the custody receipts or trust certificates in negotiated transactions at varying prices. Each custody receipt or trust certificate evidences the individual securities in the pool and the holder of a custody receipt or trust certificate generally will have all the rights and privileges of owners of those securities.

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Although one or more of the other risks described in this SAI may also apply, the risks typically associated with custody receipts and trust certificates include: Liquidity Risk and Counterparty Risk. In addition, custody receipts and trust certificates generally are subject to the same risks as the securities evidenced by the receipts or certificates.

Debt Obligations

Many different types of debt obligations exist (for example, bills, bonds, and notes). Issuers of debt obligations have a contractual obligation to pay interest at a fixed, variable or floating rate on specified dates and to repay principal by a specified maturity date. Certain debt obligations (usually intermediate and long-term bonds) have provisions that allow the issuer to redeem or “call” a bond before its maturity. Issuers are most likely to call these securities during periods of falling interest rates. When this happens, an investor may have to replace these securities with lower yielding securities, which could result in a lower return.

The market value of debt obligations is affected primarily by changes in prevailing interest rates and the issuer’s perceived ability to repay the debt. The market value of a debt obligation generally reacts inversely to interest rate changes. When prevailing interest rates decline, the market value of the bond usually rises, and when prevailing interest rates rise, the market value of the bond usually declines.

In general, the longer the maturity of a debt obligation, the higher its yield and the greater the sensitivity to changes in interest rates. Conversely, the shorter the maturity, the lower the yield and the lower the sensitivity to changes in interest rates.

As noted, the values of debt obligations also may be affected by changes in the credit rating or financial condition of their issuers. Generally, the lower the quality rating of a security, the higher the degree of risk as to the payment of interest and return of principal. To compensate investors for taking on such increased risk, those issuers deemed to be less creditworthy generally must offer their investors higher interest rates than do issuers with better credit ratings. See Types of Investments – Corporate Debt Securities and Low and Below Investment Grade (High Yield) Securities.

See Types of Investments – Trust-Preferred Securities for information with respect to the trust-preferred or trust-issued securities.

Determining Investment Grade for Purposes of Investment Policies. When determining whether a security is investment grade or below investment grade for purposes of investment policies of investing in such securities, the Funds use the middle rating of Moody’s, S&P and Fitch after excluding the highest and lowest available ratings. When a rating from only two of these agencies is available, the lower rating is used. When a rating from only one of these agencies is available, that rating is used. When a security is not rated by one of these agencies, the Investment Manager or, as applicable, a subadviser, determines whether such security is of investment grade or below investment grade (e.g., junk bond) quality. See Appendix A for a discussion of securities ratings.

All ratings limitations are applied at the time of purchase. Subsequent to purchase, a debt security may cease to be rated or its rating may be reduced below the minimum required for purchase by a Fund. Neither event will require the sale of such a security, but it will be a factor in considering whether to continue to hold the security.

Although one or more of the other risks described in this SAI may also apply, the risks typically associated with debt obligations include: Confidential Information Access Risk, Credit Risk, Highly Leveraged Transactions Risk, Impairment of Collateral Risk, Interest Rate Risk, Issuer Risk, Liquidity Risk, Prepayment and Extension Risk and Reinvestment Risk.

Depositary Receipts

See Types of Investments – Foreign Securities below.

Derivatives

General

Derivatives are financial instruments whose values are based on (or “derived” from) traditional securities (such as a stock or a bond), assets (such as a commodity, like gold), reference rates (such as LIBOR), market indices (such as the S&P 500® Index) or customized baskets of securities or instruments. Some forms of derivatives, such as exchange-traded futures and options on securities, commodities, or indices, are traded on regulated exchanges. These types of derivatives are standardized contracts that can easily be bought and sold, and whose market values are determined and published daily. Non-standardized derivatives, on the other hand, tend to be more specialized or complex, and may be harder to value. Many derivative instruments often require little or no initial payment and therefore often create inherent economic leverage. Derivatives, when used properly, can enhance returns and be useful in hedging portfolios and managing risk. Some common types of derivatives include futures; options; options on futures; forward foreign currency exchange contracts; forward contracts on securities and securities indices; linked securities and structured products; CMOs; stripped securities; warrants; swap agreements and swaptions.

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A Fund may use derivatives for a variety of reasons, including, for example: (i) to enhance its return; (ii) to attempt to protect against possible unfavorable changes in the market value of securities held in or to be purchased for its portfolio resulting from securities markets or currency exchange rate fluctuations (i.e., to hedge); (iii) to protect its unrealized gains reflected in the value of its portfolio securities; (iv) to facilitate the sale of such securities for investment purposes; (v) to reduce transaction costs; (vi) to manage the effective maturity or duration of its portfolio; and/or (vii) to maintain cash reserves while remaining fully invested.

A Fund may use any or all of the above investment techniques and may purchase different types of derivative instruments at any time and in any combination. The use of derivatives is a function of numerous variables, including market conditions. See also Types of Investments – Warrants and Rights and When Issued, Delayed Delivery and Forward Commitment Transactions.

Although one or more of the other risks described in this SAI may also apply, the risks typically associated with transactions in derivatives (including the derivatives instruments discussed below) include: Counterparty Risk, Credit Risk, Interest Rate Risk, Leverage Risk, Liquidity Risk, Market Risk, Derivatives Risk, Derivatives Risk/Credit Default Swaps Risk, Derivatives Risk/Forward Foreign Currency Contracts Risk, Derivatives Risk/Commodity-Linked Futures Contracts Risk, Derivatives Risk/Commodity-Linked Structured Notes Risk, Derivatives Risk/Commodity-Linked Swaps, Derivatives Risk/Forward Interest Rate Agreements Risk, Derivatives Risk/Futures Contracts Risk, Derivatives Risk/Interest Rate Swaps Risk, Derivatives Risk/Inverse Floaters Risk, Derivatives Risk/Options Risk, Derivatives Risk/Portfolio Swaps and Total Return Swaps Risk, Derivatives Risk/Total Return Swaps Risk, and Derivatives Risk/Warrants Risk.

Index or Linked Securities (Structured Products)

General. Indexed or linked securities, also often referred to as “structured products,” are instruments that may have varying combinations of equity and debt characteristics. These instruments are structured to recast the investment characteristics of the underlying security or reference asset. If the issuer is a unit investment trust or other special purpose vehicle, the structuring will typically involve the deposit with or purchase by such issuer of specified instruments (such as commercial bank loans or securities) and/or the execution of various derivative transactions, and the issuance by that entity of one or more classes of securities (structured securities) backed by, or representing interests in, the underlying instruments. The cash flow on the underlying instruments may be apportioned among the newly issued structured securities to create securities with different investment characteristics, such as varying maturities, payment priorities and interest rate provisions, and the extent of such payments made with respect to structured securities is dependent on the extent of the cash flow on the underlying instruments.

Indexed and Inverse Floating Rate Securities. A Fund may invest in securities that provide a potential return based on a particular index or interest rates. For example, a Fund may invest in debt securities that pay interest based on an index of interest rates. The principal amount payable upon maturity of certain securities also may be based on the value of the index. To the extent a Fund invests in these types of securities, a Fund’s return on such securities will rise and fall with the value of the particular index: that is, if the value of the index falls, the value of the indexed securities owned by a Fund will fall. Interest and principal payable on certain securities may also be based on relative changes among particular indices.

A Fund may also invest in so-called “inverse floaters” or “residual interest bonds” on which the interest rates vary inversely with a floating rate (which may be reset periodically by a dutch auction, a remarketing agent, or by reference to a short-term tax-exempt interest rate index). A Fund may purchase synthetically-created inverse floating rate bonds evidenced by custodial or trust receipts. A trust funds the purchase of a bond by issuing two classes of certificates: short-term floating rate notes (typically sold to third parties) and the inverse floaters (also known as residual certificates). No additional income beyond that provided by the trust’s underlying bond is created; rather, that income is merely divided-up between the two classes of certificates. Generally, income on inverse floating rate bonds will decrease when interest rates increase, and will increase when interest rates decrease. Such securities can have the effect of providing a degree of investment leverage, since they may increase or decrease in value in response to changes in market interest rates at a rate that is a multiple of the actual rate at which fixed-rate securities increase or decrease in response to such changes. As a result, the market values of such securities will generally be more volatile than the market values of fixed-rate securities. To seek to limit the volatility of these securities, a Fund may purchase inverse floating obligations that have shorter-term maturities or that contain limitations on the extent to which the interest rate may vary. Certain investments in such obligations may be illiquid. Furthermore, where such a security includes a contingent liability, in the event of an adverse movement in the underlying index or interest rate, a Fund may be required to pay substantial additional margin to maintain the position.

Credit-Linked Securities. Among the income-producing securities in which a Fund may invest are credit linked securities. The issuers of these securities frequently are limited purpose trusts or other special purpose vehicles that, in turn, invest in a derivative instrument or basket of derivative instruments, such as credit default swaps, interest rate swaps and other securities, in order to provide exposure to certain fixed income markets. For instance, a Fund may invest in credit-linked

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securities as a cash management tool in order to gain exposure to a certain market and/or to remain fully invested when more traditional income-producing securities are not available. Like an investment in a bond, investments in these credit linked securities represent the right to receive periodic income payments (in the form of distributions) and payment of principal at the end of the term of the security. However, these payments are conditioned on or linked to the issuer’s receipt of payments from, and the issuer’s potential obligations to, the counterparties to the derivative instruments and other securities in which the issuer invests. For instance, the issuer may sell one or more credit default swaps, under which the issuer would receive a stream of payments over the term of the swap agreements provided that no event of default has occurred with respect to the referenced debt obligation upon which the swap is based. If a default occurs, the stream of payments may stop and the issuer would be obligated to pay the counterparty the par (or other agreed upon value) of the referenced debt obligation. This, in turn, would reduce the amount of income and/or principal that a Fund would receive. A Fund’s investments in these securities are indirectly subject to the risks associated with derivative instruments. These securities generally are exempt from registration under the 1933 Act. Accordingly, there may be no established trading market for the securities and they may constitute illiquid investments.

Index-, Commodity- and Currency-Linked Securities. “Index-linked” or “commodity-linked” notes are debt securities of companies that call for interest payments and/or payment at maturity in different terms than the typical note where the borrower agrees to make fixed interest payments and to pay a fixed sum at maturity. Principal and/or interest payments on an index-linked or commodity-linked note depend on the performance of one or more market indices, such as the S&P 500® Index, a weighted index of commodity futures such as crude oil, gasoline and natural gas or the market prices of a particular commodity or basket of commodities or securities. Currency-linked debt securities are short-term or intermediate-term instruments having a value at maturity, and/or an interest rate, determined by reference to one or more foreign currencies. Payment of principal or periodic interest may be calculated as a multiple of the movement of one currency against another currency, or against an index.

Index-, commodity- and currency-linked securities may entail substantial risks. Such instruments may be subject to significant price volatility. The company issuing the instrument may fail to pay the amount due on maturity. The underlying investment may not perform as expected by a Fund’s portfolio manager. Markets and underlying investments and indexes may move in a direction that was not anticipated by a Fund’s portfolio manager. Performance of the derivatives may be influenced by interest rate and other market changes in the United States and abroad, and certain derivative instruments may be illiquid.

Linked securities are often issued by unit investment trusts. Examples of this include such index-linked securities as S&P Depositary Receipts (SPDRs), which is an interest in a unit investment trust holding a portfolio of securities linked to the S&P 500® Index, and a type of exchange-traded fund (ETF). Because a unit investment trust is an investment company under the 1940 Act, a Fund’s investments in SPDRs are subject to the limitations set forth in Section 12(d)(1)(A) of the 1940 Act, although the SEC has issued exemptive relief permitting investment companies such as the Funds to invest beyond the limits of Section 12(d)(1)(A) subject to certain conditions. SPDRs generally closely track the underlying portfolio of securities, trade like a share of common stock and pay periodic dividends proportionate to those paid by the portfolio of stocks that comprise the S&P 500® Index. As a holder of interests in a unit investment trust, a Fund would indirectly bear its ratable share of that unit investment trust’s expenses. At the same time, a Fund would continue to pay its own management and advisory fees and other expenses, as a result of which a Fund and its shareholders in effect would be absorbing levels of fees with respect to investments in such unit investment trusts.

Because linked securities typically involve no credit enhancement, their credit risk generally will be equivalent to that of the underlying instruments. Investments in structured products may be structured as a class that is either subordinated or unsubordinated to the right of payment of another class. Subordinated linked securities typically have higher rates of return and present greater risks than unsubordinated structured products. Structured products sometimes are sold in private placement transactions and often have a limited trading market.

Investments in linked securities have the potential to lead to significant losses because of unexpected movements in the underlying financial asset, index, currency or other investment. The ability of a Fund to utilize linked securities successfully will depend on its ability correctly to predict pertinent market movements, which cannot be assured. Because currency-linked securities usually relate to foreign currencies, some of which may be currencies from emerging market countries, there are certain additional risks associated with such investments.

Futures Contracts and Options on Futures Contracts

Futures Contracts. A futures contract sale creates an obligation by the seller to deliver the type of security or other asset called for in the contract at a specified delivery time for a stated price. A futures contract purchase creates an obligation by the purchaser to take delivery of the type of security or other asset called for in the contract at a specified delivery time for a stated price. The specific security or other asset delivered or taken at the settlement date is not determined until on or near

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that date. The determination is made in accordance with the rules of the exchange on which the futures contract was made. A Fund may enter into futures contracts which are traded on national or foreign futures exchanges and are standardized as to maturity date and underlying security or other asset. Futures exchanges and trading in the United States are regulated under the Commodity Exchange Act (CEA) by the Commodity Futures Trading Commission (CFTC), a U.S. Government agency. See Types of Investments – Derivatives – CFTC Regulation below for information on CFTC regulation.

Traders in futures contracts may be broadly classified as either “hedgers” or “speculators.” Hedgers use the futures markets primarily to offset unfavorable changes (anticipated or potential) in the value of securities or other assets currently owned or expected to be acquired by them. Speculators less often own the securities or other assets underlying the futures contracts which they trade, and generally use futures contracts with the expectation of realizing profits from fluctuations in the value of the underlying securities or other assets.

Upon entering into futures contracts, in compliance with regulatory requirements, cash or liquid securities, equal in value to the amount of a Fund’s obligation under the contract (less any applicable margin deposits and any assets that constitute “cover” for such obligation), will be segregated with a Fund’s custodian.

Unlike when a Fund purchases or sells a security, no price is paid or received by a Fund upon the purchase or sale of a futures contract, although a Fund is required to deposit with its custodian in a segregated account in the name of the futures broker an amount of cash and/or U.S. Government securities in order to initiate and maintain open positions in futures contracts. This amount is known as “initial margin.” The nature of initial margin in futures transactions is different from that of margin in security transactions, in that futures contract margin does not involve the borrowing of funds by a Fund to finance the transactions. Rather, initial margin is in the nature of a performance bond or good faith deposit intended to assure completion of the contract (delivery or acceptance of the underlying security or other asset) that is returned to a Fund upon termination of the futures contract, assuming all contractual obligations have been satisfied. Minimum initial margin requirements are established by the relevant futures exchange and may be changed. Brokers may establish deposit requirements which are higher than the exchange minimums. Futures contracts are customarily purchased and sold on margin which may range upward from less than 5% of the value of the contract being traded. Subsequent payments, called “variation margin,” to and from the broker (or the custodian) are made on a daily basis as the price of the underlying security or other asset fluctuates, a process known as “marking to market.” If the futures contract price changes to the extent that the margin on deposit does not satisfy margin requirements, payment of additional variation margin will be required. Conversely, a change in the contract value may reduce the required margin, resulting in a repayment of excess margin to the contract holder. Variation margin payments are made for as long as the contract remains open. A Fund expects to earn interest income on its margin deposits.

Although futures contracts by their terms call for actual delivery or acceptance of securities or other assets (stock index futures contracts or futures contracts that reference other intangible assets do not permit delivery of the referenced assets), the contracts usually are closed out before the settlement date without the making or taking of delivery. A Fund may elect to close some or all of its futures positions at any time prior to their expiration. The purpose of taking such action would be to reduce or eliminate the position then currently held by a Fund. Closing out an open futures position is done by taking an opposite position (“buying” a contract which has previously been “sold,” “selling” a contract previously “purchased”) in an identical contract (i.e., the same aggregate amount of the specific type of security or other asset with the same delivery date) to terminate the position. Final determinations are made as to whether the price of the initial sale of the futures contract exceeds or is below the price of the offsetting purchase, or whether the purchase price exceeds or is below the offsetting sale price. Final determinations of variation margin are then made, additional cash is required to be paid by or released to a Fund, and a Fund realizes a loss or a gain. Brokerage commissions are incurred when a futures contract is bought or sold.

Successful use of futures contracts by a Fund is subject to its portfolio manager’s ability to predict correctly movements in the direction of interest rates and other factors affecting securities and commodities markets. This requires different skills and techniques than those required to predict changes in the prices of individual securities. A Fund, therefore, bears the risk that future market trends will be incorrectly predicted.

The risk of loss in trading futures contracts in some strategies can be substantial, due both to the relatively low margin deposits required and the potential for an extremely high degree of leverage involved in futures contracts. As a result, a relatively small price movement in a futures contract may result in an immediate and substantial loss to the investor. For example, if at the time of purchase, 10% of the value of the futures contract is deposited as margin, a subsequent 10% decrease in the value of the futures contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit if the contract were closed out. Thus, a purchase or sale of a futures contract may result in losses in excess of the amount posted as initial margin for the contract.

In the event of adverse price movements, a Fund would continue to be required to make daily cash payments in order to maintain its required margin. In such a situation, if a Fund has insufficient cash, it may have to sell portfolio securities in order to meet daily margin requirements at a time when it may be disadvantageous to do so. The inability to close the futures position also could have an adverse impact on the ability to hedge effectively.

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To reduce or eliminate a hedge position held by a Fund, a Fund may seek to close out a position. The ability to establish and close out positions will be subject to the development and maintenance of a liquid secondary market. It is not certain that this market will develop or continue to exist for a particular futures contract, which may limit a Fund’s ability to realize its profits or limit its losses. Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain contracts; (ii) restrictions may be imposed by an exchange on opening transactions, closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of contracts, or underlying securities; (iv) unusual or unforeseen circumstances, such as volume in excess of trading or clearing capability, may interrupt normal operations on an exchange; (v) the facilities of an exchange or a clearing corporation may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of contracts (or a particular class or series of contracts), in which event the secondary market on that exchange (or in the class or series of contracts) would cease to exist, although outstanding contracts on the exchange that had been issued by a clearing corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

Interest Rate Futures Contracts. Bond prices are established in both the cash market and the futures market. In the cash market, bonds are purchased and sold with payment for the full purchase price of the bond being made in cash, generally within five business days after the trade. In the futures market, a contract is made to purchase or sell a bond in the future for a set price on a certain date. Historically, the prices for bonds established in the futures markets have tended to move generally in the aggregate in concert with the cash market prices and have maintained fairly predictable relationships. Accordingly, a Fund may use interest rate futures contracts as a defense, or hedge, against anticipated interest rate changes. A Fund presently could accomplish a similar result to that which it hopes to achieve through the use of interest rate futures contracts by selling bonds with long maturities and investing in bonds with short maturities when interest rates are expected to increase, or conversely, selling bonds with short maturities and investing in bonds with long maturities when interest rates are expected to decline. However, because of the liquidity that is often available in the futures market, the protection is more likely to be achieved, perhaps at a lower cost and without changing the rate of interest being earned by a Fund, through using futures contracts.

Interest rate futures contracts are traded in an auction environment on the floors of several exchanges – principally, the Chicago Board of Trade, the Chicago Mercantile Exchange and the New York Futures Exchange. Each exchange guarantees performance under contract provisions through a clearing corporation, a nonprofit organization managed by the exchange membership. A public market exists in futures contracts covering various financial instruments including long-term U.S. Treasury Bonds and Notes; GNMA modified pass-through mortgage backed securities; three-month U.S. Treasury Bills; and ninety-day commercial paper. A Fund may also invest in exchange-traded Eurodollar contracts, which are interest rate futures on the forward level of LIBOR. These contracts are generally considered liquid securities and trade on the Chicago Mercantile Exchange. Such Eurodollar contracts are generally used to “lock-in” or hedge the future level of short-term rates. A Fund may trade in any interest rate futures contracts for which there exists a public market, including, without limitation, the foregoing instruments.

Index Futures Contracts. An index futures contract is a contract to buy or sell units of an index at a specified future date at a price agreed upon when the contract is made. Entering into a contract to buy units of an index is commonly referred to as buying or purchasing a contract or holding a long position in the index. Entering into a contract to sell units of an index is commonly referred to as selling a contract or holding a short position in the index. A unit is the current value of the index. A Fund may enter into stock index futures contracts, debt index futures contracts, or other index futures contracts appropriate to its objective(s).

Municipal Bond Index Futures Contracts. Municipal bond index futures contracts may act as a hedge against changes in market conditions. A municipal bond index assigns values daily to the municipal bonds included in the index based on the independent assessment of dealer-to-dealer municipal bond brokers. A municipal bond index futures contract represents a firm commitment by which two parties agree to take or make delivery of an amount equal to a specified dollar amount multiplied by the difference between the municipal bond index value on the last trading date of the contract and the price at which the futures contract is originally struck. No physical delivery of the underlying securities in the index is made.

Commodity-Linked Futures Contracts. Commodity-linked futures contracts are traded on futures exchanges. These futures exchanges offer a central marketplace in which to transact in futures contracts, a clearing corporation to process trades, and standardization of expiration dates and contract sizes. Futures markets also specify the terms and conditions of delivery as well as the maximum permissible price movement during a trading session. Additionally, the commodity futures exchanges may have position limit rules that limit the amount of futures contracts that any one party may hold in a particular commodity at any point in time. These position limit rules are designed to prevent any one participant from controlling a significant portion of the market.

Commodity-linked futures contracts are generally based upon commodities within six main commodity groups: (1) energy, which includes, among others, crude oil, brent crude oil, gas oil, natural gas, gasoline and heating oil; (2) livestock, which includes, among others, feeder cattle, live cattle and hogs; (3) agriculture, which includes, among others, wheat (Kansas

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wheat and Chicago wheat), corn and soybeans; (4) industrial metals, which includes, among others, aluminum, copper, lead, nickel and zinc; and (5) precious metals, which includes, among others, gold and silver; and (6) softs, which includes cotton, coffee, sugar and cocoa. A Fund may purchase commodity futures contracts, swaps on commodity futures contracts, options on futures contracts and options and futures on commodity indices with respect to these six main commodity groups and the individual commodities within each group, as well as other types of commodities.

The price of a commodity futures contract will reflect the storage costs of purchasing the physical commodity. These storage costs include the time value of money invested in the physical commodity plus the actual costs of storing the commodity less any benefits from ownership of the physical commodity that are not obtained by the holder of a futures contract (this is sometimes referred to as the “convenience yield”). To the extent that these storage costs change for an underlying commodity while a Fund is long futures contracts on that commodity, the value of the futures contract may change proportionately.

In the commodity futures markets, if producers of the underlying commodity wish to hedge the price risk of selling the commodity, they will sell futures contracts today to lock in the price of the commodity at delivery tomorrow. In order to induce speculators to take the corresponding long side of the same futures contract, the commodity producer must be willing to sell the futures contract at a price that is below the expected future spot price. Conversely, if the predominant hedgers in the futures market are the purchasers of the underlying commodity who purchase futures contracts to hedge against a rise in prices, then speculators will only take the short side of the futures contract if the futures price is greater than the expected future spot price of the commodity.

The changing nature of the hedgers and speculators in the commodity markets will influence whether futures contract prices are above or below the expected future spot price. This can have significant implications for a Fund when it is time to replace an existing contract with a new contract. If the nature of hedgers and speculators in futures markets has shifted such that commodity purchasers are the predominant hedgers in the market, a Fund might open the new futures position at a higher price or choose other related commodity-linked investments.

The values of commodities which underlie commodity futures contracts are subject to additional variables which may be less significant to the values of traditional securities such as stocks and bonds. Variables such as drought, floods, weather, livestock disease, embargoes and tariffs may have a larger impact on commodity prices and commodity-linked investments, including futures contracts, commodity-linked structured notes, commodity-linked options and commodity-linked swaps, than on traditional securities. These additional variables may create additional investment risks which subject a Fund’s commodity-linked investments to greater volatility than investments in traditional securities.

Options on Futures Contracts. A Fund may purchase and write call and put options on those futures contracts that it is permitted to buy or sell. A Fund may use such options on futures contracts in lieu of writing options directly on the underlying securities or other assets or purchasing and selling the underlying futures contracts. Such options generally operate in the same manner as options purchased or written directly on the underlying investments. A futures option gives the holder, in return for the premium paid, the right, but not the obligation, to buy from (call) or sell to (put) the writer of the option a futures contract at a specified price at any time during the period of the option. Upon exercise, the writer of the option is obligated to pay the difference between the cash value of the futures contract and the exercise price. Like the buyer or seller of a futures contract, the holder or writer of an option has the right to terminate its position prior to the scheduled expiration of the option by selling or purchasing an option of the same series, at which time the person entering into the closing purchase transaction will realize a gain or loss. There is no guarantee that such closing purchase transactions can be effected.

A Fund will enter into written options on futures contracts only when, in compliance with regulatory requirements, it has segregated cash or liquid securities equal in value to the underlying security’s or other asset’s value (less any applicable margin deposits). A Fund will be required to deposit initial margin and maintenance margin with respect to put and call options on futures contracts written by it pursuant to brokers’ requirements similar to those described above.

Options on Index Futures Contracts. A Fund may also purchase and sell options on index futures contracts.

Options on index futures give the purchaser the right, in return for the premium paid, to assume a position in an index futures contract (a long position if the option is a call and a short position if the option is a put), at a specified exercise price at any time during the period of the option. Upon exercise of the option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer’s futures margin account, which represents the amount by which the market price of the index futures contract, at exercise, exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the index future. If an option is exercised on the last trading day prior to the expiration date of the option, the settlement will be made entirely in cash equal to the difference between the exercise price of the option and the closing level of the index on which the future is based on the expiration date. Purchasers of options who fail to exercise their options prior to the exercise date suffer a loss of the premium paid.

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Use by Tax-Exempt Funds of Interest Rate and U.S. Treasury Security Futures Contracts and Options. If a Fund invests in tax-exempt securities, it may purchase and sell futures contracts and related options on interest rate and U.S. Treasury securities when, in the opinion of a Fund’s portfolio manager, price movements in these security futures and related options will correlate closely with price movements in the tax-exempt securities which are the subject of the hedge. Interest rate and U.S. Treasury securities futures contracts require the seller to deliver, or the purchaser to take delivery of, the type of security called for in the contract at a specified date and price. Options on interest rate and U.S. Treasury security futures contracts give the purchaser the right in return for the premium paid to assume a position in a futures contract at the specified option exercise price at any time during the period of the option.

Options on Stocks and Stock and Other Indices. A Fund may purchase and write (i.e., sell) put and call options. Such options may relate to particular stocks or stock indices, and may or may not be listed on a domestic or foreign securities exchange and may or may not be issued by the Options Clearing Corporation (OCC). Stock index options are put options and call options on various stock indices. In most respects, they are identical to listed options on common stocks.

There is a key difference between stock options and index options in connection with their exercise. In the case of stock options, the underlying security, common stock, is delivered. However, upon the exercise of an index option, settlement does not occur by delivery of the securities comprising the index. The option holder who exercises the index option receives an amount of cash if the closing level of the stock index upon which the option is based is greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option. This amount of cash is equal to the difference between the closing price of the stock index and the exercise price of the option expressed in dollars times a specified multiple. A stock index fluctuates with changes in the market value of the securities included in the index. For example, some stock index options are based on a broad market index, such as the S&P 500® Index or a narrower market index, such as the S&P 100® Index. Indices may also be based on an industry or market segment.

A Fund may, for the purpose of hedging its portfolio, subject to applicable securities regulations, purchase and write put and call options on foreign stock indices listed on foreign and domestic stock exchanges.

As an alternative to purchasing call and put options on index futures, a Fund may purchase call and put options on the underlying indices themselves. Such options could be used in a manner identical to the use of options on index futures. Options involving securities indices provide the holder with the right to make or receive a cash settlement upon exercise of the option based on movements in the relevant index. Such options must be listed on a national securities exchange and issued by the OCC. Such options may relate to particular securities or to various stock indices, except that a Fund may not write covered options on an index.

Writing Covered Options. A Fund may write covered call options and covered put options on securities held in its portfolio. Call options written by a Fund give the purchaser the right to buy the underlying securities from a Fund at the stated exercise price at any time prior to the expiration date of the option, regardless of the security’s market price; put options give the purchaser the right to sell the underlying securities to a Fund at the stated exercise price at any time prior to the expiration date of the option, regardless of the security’s market price.

A Fund may write covered options, which means that, so long as a Fund is obligated as the writer of a call option, it will own the underlying securities subject to the option (or comparable securities satisfying the cover requirements of securities exchanges). In the case of put options, a Fund will hold liquid assets equal to the price to be paid if the option is exercised. In addition, a Fund will be considered to have covered a put or call option if and to the extent that it holds an option that offsets some or all of the risk of the option it has written. A Fund may write combinations of covered puts and calls (straddles) on the same underlying security.

A Fund will receive a premium from writing a put or call option, which increases a Fund’s return on the underlying security if the option expires unexercised or is closed out at a profit. The amount of the premium reflects, among other things, the relationship between the exercise price and the current market value of the underlying security, the volatility of the underlying security, the amount of time remaining until expiration, current interest rates, and the effect of supply and demand in the options market and in the market for the underlying security. By writing a call option, a Fund limits its opportunity to profit from any increase in the market value of the underlying security above the exercise price of the option but continues to bear the risk of a decline in the value of the underlying security. By writing a put option, a Fund assumes the risk that it may be required to purchase the underlying security for an exercise price higher than the security’s then-current market value, resulting in a potential capital loss unless the security subsequently appreciates in value.

A Fund’s obligation to sell an instrument subject to a call option written by it, or to purchase an instrument subject to a put option written by it, may be terminated prior to the expiration date of the option by a Fund’s execution of a closing purchase transaction, which is effected by purchasing on an exchange an offsetting option of the same series (i.e., same underlying instrument, exercise price and expiration date) as the option previously written. A closing purchase transaction will ordinarily be effected in order to realize a profit on an outstanding option, to prevent an underlying instrument from being called, to

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permit the sale of the underlying instrument or to permit the writing of a new option containing different terms on such underlying instrument. A Fund realizes a profit or loss from a closing purchase transaction if the cost of the transaction (option premium plus transaction costs) is less or more than the premium received from writing the option. Because increases in the market price of a call option generally reflect increases in the market price of the security underlying the option, any loss resulting from a closing purchase transaction may be offset in whole or in part by unrealized appreciation of the underlying security.

If a Fund writes a call option but does not own the underlying security, and when it writes a put option, a Fund may be required to deposit cash or securities with its broker as “margin” or collateral for its obligation to buy or sell the underlying security. As the value of the underlying security varies, a Fund may also have to deposit additional margin with the broker. Margin requirements are complex and are fixed by individual brokers, subject to minimum requirements currently imposed by the Federal Reserve Board and by stock exchanges and other self-regulatory organizations.

Purchasing Put Options. A Fund may purchase put options to protect its portfolio holdings in an underlying security against a decline in market value. Such hedge protection is provided during the life of the put option since a Fund, as holder of the put option, is able to sell the underlying security at the put exercise price regardless of any decline in the underlying security’s market price. For a put option to be profitable, the market price of the underlying security must decline sufficiently below the exercise price to cover the premium and transaction costs. By using put options in this manner, a Fund will reduce any profit it might otherwise have realized from appreciation of the underlying security by the premium paid for the put option and by transaction costs.

Purchasing Call Options. A Fund may purchase call options, including call options to hedge against an increase in the price of securities that a Fund wants ultimately to buy. Such hedge protection is provided during the life of the call option since a Fund, as holder of the call option, is able to buy the underlying security at the exercise price regardless of any increase in the underlying security’s market price. In order for a call option to be profitable, the market price of the underlying security must rise sufficiently above the exercise price to cover the premium and transaction costs. These costs will reduce any profit a Fund might have realized had it bought the underlying security at the time it purchased the call option.

Over-the-Counter (OTC) Options. OTC options (options not traded on exchanges) are generally established through negotiation with the other party to the options contract. A Fund will enter into OTC options transactions only with primary dealers in U.S. Government securities and, in the case of OTC options written by a Fund, only pursuant to agreements that will assure that a Fund will at all times have the right to repurchase the option written by it from the dealer at a specified formula price. A Fund will treat the amount by which such formula price exceeds the amount, if any, by which the option may be “in-the-money” as an illiquid investment. It is the present policy of a Fund not to enter into any OTC option transaction if, as a result, more than 15% (10% in some cases; refer to your Fund’s prospectuses) of a Fund’s net assets would be invested in (i) illiquid investments (determined under the foregoing formula) relating to OTC options written by a Fund, (ii) OTC options purchased by a Fund, (iii) securities which are not readily marketable, and (iv) repurchase agreements maturing in more than seven days.

Swap Agreements

Swap agreements are derivative instruments that can be individually negotiated and structured to include exposure to a variety of different types of investments or market factors. Depending on their structure, swap agreements may increase or decrease a Fund’s exposure to long- or short-term interest rates, foreign currency values, mortgage securities, corporate borrowing rates, or other factors such as security prices or inflation rates. A Fund may enter into a variety of swap agreements, including interest rate, index, commodity, commodity futures, equity, equity index, credit default, bond futures, total return, portfolio and currency exchange rate swap agreements, and other types of swap agreements such as caps, collars and floors. A Fund also may enter into swaptions, which are options to enter into a swap agreement.

Swap agreements are usually entered into without an upfront payment because the value of each party’s position is the same. The market values of the underlying commitments will change over time, resulting in one of the commitments being worth more than the other and the net market value creating a risk exposure for one party or the other.

In a typical interest rate swap, one party agrees to make regular payments equal to a floating interest rate times a “notional principal amount,” in return for payments equal to a fixed rate times the same amount, for a specified period of time. If a swap agreement provides for payments in different currencies, the parties might agree to exchange notional principal amounts as well. In a total return swap agreement, the non-floating rate side of the swap is based on the total return of an individual security, a basket of securities, an index or another reference asset. Swaps may also depend on other prices or rates, such as the value of an index or mortgage prepayment rates.

In a typical cap or floor agreement, one party agrees to make payments only under specified circumstances, usually in return for payment of a fee by the other party. For example, the buyer of an interest rate cap obtains the right to receive payments to

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the extent that a specified interest rate exceeds an agreed-upon level, while the seller of an interest rate floor is obligated to make payments to the extent that a specified interest rate falls below an agreed-upon level. Caps and floors have an effect similar to buying or writing options. A collar combines elements of buying a cap and selling a floor. In interest rate collar transactions, one party sells a cap and purchases a floor, or vice versa, in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels or collar amounts.

Swap agreements will tend to shift a Fund’s investment exposure from one type of investment to another. For example, if a Fund agreed to pay fixed rates in exchange for floating rates while holding fixed-rate bonds, the swap would tend to decrease a Fund’s exposure to long-term interest rates. Another example is if a Fund agreed to exchange payments in dollars for payments in foreign currency. In that case, the swap agreement would tend to decrease a Fund’s exposure to U.S. interest rates and increase its exposure to foreign currency and interest rates.

Because swaps are two-party contracts that may be subject to contractual restrictions on transferability and termination and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid. If a swap is not liquid, it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price, which may result in significant losses.

Moreover, a Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. When a counterparty’s obligations are not fully secured by collateral, then the Fund is essentially an unsecured creditor of the counterparty. If the counterparty defaults, the Fund will have contractual remedies, but there is no assurance that a counterparty will be able to meet its obligations pursuant to such contracts or that, in the event of default, the Fund will succeed in enforcing contractual remedies. Counterparty risk still exists even if a counterparty’s obligations are secured by collateral because the Fund’s interest in collateral may not be perfected or additional collateral may not be promptly posted as required. Counterparty risk also may be more pronounced if a counterparty’s obligations exceed the amount of collateral held by the Fund (if any), the Fund is unable to exercise its interest in collateral upon default by the counterparty, or the termination value of the instrument varies significantly from the marked-to-market value of the instrument.

Counterparty risk with respect to derivatives will be affected by new rules and regulations affecting the derivatives market. Some derivatives transactions are required to be centrally cleared, and a party to a cleared derivatives transaction is subject to the credit risk of the clearing house and the clearing member through which it holds its cleared position, rather than the credit risk of its original counterparty to the derivative transaction. Credit risk of market participants with respect to derivatives that are centrally cleared is concentrated in a few clearing houses, and it is not clear how an insolvency proceeding of a clearing house would be conducted and what impact an insolvency of a clearing house would have on the financial system. A clearing member is obligated by contract and by applicable regulation to segregate all funds received from customers with respect to cleared derivatives transactions from the clearing member’s proprietary assets. However, all funds and other property received by a clearing broker from its customers are generally held by the clearing broker on a commingled basis in an omnibus account, and the clearing member may invest those funds in certain instruments permitted under the applicable regulations. The assets of a Fund might not be fully protected in the event of the bankruptcy of a Fund’s clearing member, because the Fund would be limited to recovering only a pro rata share of all available funds segregated on behalf of the clearing broker’s customers for a relevant account class. Also, the clearing member is required to transfer to the clearing organization the amount of margin required by the clearing organization for cleared derivatives, which amounts are generally held in an omnibus account at the clearing organization for all customers of the clearing member. Regulations promulgated by the CFTC require that the clearing member notify the clearing house of the amount of initial margin provided by the clearing member to the clearing organization that is attributable to each customer. However, if the clearing member does not provide accurate reporting, the Funds are subject to the risk that a clearing organization will use a Fund’s assets held in an omnibus account at the clearing organization to satisfy payment obligations of a defaulting customer of the clearing member to the clearing organization. In addition, clearing members generally provide to the clearing organization the net amount of variation margin required for cleared swaps for all of its customers in the aggregate, rather than the gross amount of each customer. The Funds are therefore subject to the risk that a clearing organization will not make variation margin payments owed to a Fund if another customer of the clearing member has suffered a loss and is in default, and the risk that a Fund will be required to provide additional variation margin to the clearing house before the clearing house will move the Fund’s cleared derivatives transactions to another clearing member. In addition, if a clearing member does not comply with the applicable regulations or its agreement with the Funds, or in the event of fraud or misappropriation of customer assets by a clearing member, a Fund could have only an unsecured creditor claim in an insolvency of the clearing member with respect to the margin held by the clearing member.

Interest Rate Swaps. Interest rate swap agreements are often used to obtain or preserve a desired return or spread at a lower cost than through a direct investment in an instrument that yields the desired return or spread. They are financial instruments that involve the exchange of one type of interest rate cash flow for another type of interest rate cash flow on specified dates in

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the future. In a standard interest rate swap transaction, two parties agree to exchange their respective commitments to pay fixed or floating interest rates on a predetermined specified (notional) amount. The swap agreement’s notional amount is the predetermined basis for calculating the obligations that the swap counterparties have agreed to exchange. Under most swap agreements, the obligations of the parties are exchanged on a net basis. The two payment streams are netted out, with each party receiving or paying, as the case may be, only the net amount of the two payments. Interest rate swaps can be based on various measures of interest rates, including LIBOR, swap rates, Treasury rates and foreign interest rates.

Credit Default Swap Agreements. A Fund may enter into credit default swap agreements, which may have as reference obligations one or more securities or a basket of securities that are or are not currently held by a Fund. The protection “buyer” in a credit default contract is generally obligated to pay the protection “seller” an upfront or a periodic stream of payments over the term of the contract provided that no credit event, such as a default, on a reference obligation has occurred. If a credit event occurs, the seller generally must pay the buyer the “par value” (full notional value) of the swap in exchange for an equal face amount of deliverable obligations of the reference entity described in the swap, or the seller may be required to deliver the related net cash amount, if the swap is cash settled. A Fund may be either the buyer or seller in a credit default swap. If a Fund is a buyer and no credit event occurs, a Fund may recover nothing if the swap is held through its termination date. However, if a credit event occurs, the buyer generally may elect to receive the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference entity whose value may have significantly decreased. As a seller, a Fund generally receives an upfront payment or a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, a Fund would effectively add leverage to its portfolio because, in addition to its total net assets, a Fund would be subject to investment exposure on the notional amount of the swap.

Credit default swap agreements may involve greater risks than if a Fund had invested in the reference obligation directly since, in addition to risks relating to the reference obligation, credit default swaps are subject to illiquidity risk, counterparty risk and credit risk. A Fund will enter into credit default swap agreements generally with counterparties that meet certain standards of creditworthiness. A buyer generally will lose its investment and recover nothing if no credit event occurs and the swap is held to its termination date. If a credit event were to occur, the value of any deliverable obligation received by the seller, coupled with the upfront or periodic payments previously received, may be less than the full notional value it pays to the buyer, resulting in a loss of value to the seller.

A Fund’s obligations under a credit default swap agreement will be accrued daily (offset against any amounts owing to the Fund). In connection with credit default swaps in which a Fund is the buyer, the Fund will segregate or “earmark” cash or other liquid assets, or enter into certain offsetting positions, with a value at least equal to the Fund’s exposure (any accrued but unpaid net amounts owed by the Fund to any counterparty), on a mark-to-market basis. In connection with credit default swaps in which a Fund is the seller, the Fund will segregate or “earmark” cash or other liquid assets, or enter into offsetting positions, with a value at least equal to the full notional amount of the swap (minus any amounts owed to the Fund). Such segregation or “earmarking” will ensure that a Fund has assets available to satisfy its obligations with respect to the transaction. Such segregation or “earmarking” will not limit a Fund’s exposure to loss.

Equity Swaps. A Fund may engage in equity swaps. Equity swaps allow the parties to the swap agreement to exchange components of return on one equity investment (e.g., a basket of equity securities or an index) for a component of return on another non-equity or equity investment, including an exchange of differential rates of return. Equity swaps may be used to invest in a market without owning or taking physical custody of securities in circumstances where direct investment may be restricted for legal reasons or is otherwise impractical. Equity swaps also may be used for other purposes, such as hedging or seeking to increase total return.

Total Return Swap Agreements. Total return swap agreements are contracts in which one party agrees to make periodic payments to another party based on the change in market value of the assets underlying the contract, which may include a specified security, basket of securities or securities indices during the specified period, in return for periodic payments based on a fixed or variable interest rate or the total return from other underlying assets. Total return swap agreements may be used to obtain exposure to a security or market without owning or taking physical custody of such security or investing directly in such market. Total return swap agreements may effectively add leverage to a Fund’s portfolio because, in addition to its total net assets, a Fund would be subject to investment exposure on the notional amount of the swap.

Total return swap agreements are subject to the risk that a counterparty will default on its payment obligations to a Fund thereunder, and conversely, that a Fund will not be able to meet its obligation to the counterparty. Generally, a Fund will enter into total return swaps on a net basis (i.e., the two payment streams are netted against one another with a Fund receiving or paying, as the case may be, only the net amount of the two payments). The net amount of the excess, if any, of a Fund’s obligations over its entitlements with respect to each total return swap will be accrued on a daily basis, and an amount of liquid assets having an aggregate net asset value at least equal to the accrued excess will be segregated by a Fund. If the total return swap transaction is entered into on other than a net basis, the full amount of a Fund’s obligations will be accrued on a daily basis, and the full amount of a Fund’s obligations will be segregated by a Fund in an amount equal to or greater than the

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market value of the liabilities under the total return swap agreement or the amount it would have cost a Fund initially to make an equivalent direct investment, plus or minus any amount a Fund is obligated to pay or is to receive under the total return swap agreement.

Variance, Volatility and Correlation Swap Agreements. Variance and volatility swaps are contracts that provide exposure to increases or decreases in the volatility of certain referenced assets. Correlation swaps are contracts that provide exposure to increases or decreases in the correlation between the prices of different assets or different market rates.

Commodity-Linked Swaps. Commodity-linked swaps are two-party contracts in which the parties agree to exchange the return or interest rate on one instrument for the return of a particular commodity, commodity index or commodities futures or options contract. The payment streams are calculated by reference to an agreed upon notional amount. A one-period swap contract operates in a manner similar to a forward or futures contract because there is an agreement to swap a commodity for cash at only one forward date. A Fund may engage in swap transactions that have more than one period and therefore more than one exchange of commodities.

A Fund may invest in total return commodity swaps to gain exposure to the overall commodity markets. In a total return commodity swap, a Fund will receive the price appreciation of a commodity index, a portion of the index, or a single commodity in exchange for paying an agreed-upon fee. If the commodity swap is for one period, the Fund will pay a fixed fee, established at the outset of the swap. However, if the term of the commodity swap is more than one period, with interim swap payments, the Fund will pay an adjustable or floating fee. With a “floating” rate, the fee is pegged to a base rate such as LIBOR, and is adjusted each period. Therefore, if interest rates increase over the term of the swap contract, a Fund may be required to pay a higher fee at each swap reset date.

Cross Currency Swaps. Cross currency swaps are similar to interest rate swaps, except that they involve multiple currencies. A Fund may enter into a cross currency swap when it has exposure to one currency and desires exposure to a different currency. Typically, the interest rates that determine the currency swap payments are fixed, although occasionally one or both parties may pay a floating rate of interest. Unlike an interest rate swap, however, the principal amounts are exchanged at the beginning of the contract and returned at the end of the contract. In addition to paying and receiving amounts at the beginning and termination of the agreements, both sides will have to pay in full periodically based upon the currency they have borrowed. Changes in foreign exchange currency rates and changes in interest rates, as described above, may negatively affect currency swaps.

Contracts for Differences. Contracts for differences are swap arrangements in which the parties agree that their return (or loss) will be based on the relative performance of two different groups or baskets of securities. Often, one or both baskets will be an established securities index. A Fund’s return will be based on changes in value of theoretical long futures positions in the securities comprising one basket (with an aggregate face value equal to the notional amount of the contract for differences) and theoretical short futures positions in the securities comprising the other basket. A Fund also may use actual long and short futures positions and achieve similar market exposure by netting the payment obligations of the two contracts. A Fund typically enters into contracts for differences (and analogous futures positions) when its portfolio manager believes that the basket of securities constituting the long position will outperform the basket constituting the short position. If the short basket outperforms the long basket, a Fund will realize a loss — even in circumstances when the securities in both the long and short baskets appreciate in value.

Swaptions. A swaption is an options contract on a swap agreement. These transactions give a party the right (but not the obligation) to enter into new swap agreements or to shorten, extend, cancel or otherwise modify an existing swap agreement (which are described herein) at some designated future time on specified terms, in return for payment of the purchase price (the “premium”) of the option. A Fund may write (sell) and purchase put and call swaptions to the same extent it may make use of standard options on securities or other instruments. The writer of the contract receives the premium and bears the risk of unfavorable changes in the market value on the underlying swap agreement. Swaptions can be bundled and sold as a package. These are commonly called interest rate caps, floors and collars (which are described herein).

Many swaps are complex and often valued subjectively. Many over-the-counter derivatives are complex and their valuation often requires modeling and judgment, which increases the risk of mispricing or incorrect valuation. The pricing models used may not produce valuations that are consistent with the values the Fund realizes when it closes or sells an over-the-counter derivative. Valuation risk is more pronounced when the Fund enters into over-the-counter derivatives with specialized terms because the market value of those derivatives in some cases is determined in part by reference to similar derivatives with more standardized terms. Incorrect valuations may result in increased cash payment requirements to counterparties, undercollateralization and/or errors in calculation of the Fund’s net asset value.

Title VII of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) established a framework for the regulation of OTC swap markets; the framework outlined the joint responsibility of the CFTC and the SEC

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in regulating swaps. The CFTC is responsible for the regulation of swaps, the SEC is responsible for the regulation of security-based swaps and they are both jointly responsible for the regulation of mixed swaps.

Risk of Potential Governmental Regulation of Derivatives

It is possible that government regulation of various types of derivative instruments, including futures and swap agreements, may limit or prevent the Funds from using such instruments as a part of their investment strategy, and could ultimately prevent the Funds from being able to achieve their investment objectives. The effects of present or future legislation and regulation in this area are not known, but the effects could be substantial and adverse.

The futures markets are subject to comprehensive statutes, regulations, and margin requirements. In addition, the SEC, CFTC and the exchanges are authorized to take extraordinary actions in the event of a market emergency, including, for example, the implementation or reduction of speculative position limits, the implementation of higher margin requirements, the establishment of daily price limits and the suspension of trading.

The regulation of swaps and futures transactions in the U.S. is a rapidly changing area of law and is subject to modification by government and judicial action. There is a possibility of future regulatory changes altering, perhaps to a material extent, the nature of an investment in a Fund or the ability of a Fund to continue to implement its investment strategies. In particular, the Dodd-Frank Act was signed into law on July 21, 2010. The Dodd-Frank Act will change the way in which the U.S. financial system is supervised and regulated. Title VII of the Dodd-Frank Act sets forth a new legislative framework for OTC derivatives, such as swaps, in which the Funds may invest. Title VII of the Dodd-Frank Act makes broad changes to the OTC derivatives market, grants significant new authority to the SEC and the CFTC to regulate OTC derivatives and market participants, and will require clearing of many OTC derivatives transactions.

Additional Risk Factors in Cleared Derivatives Transactions

Under recently adopted rules and regulations, transactions in some types of swaps (including interest rate swaps and credit default index swaps on North American and European indices) are required to be centrally cleared. In a cleared derivatives transaction, a Fund’s counterparty is a clearing house, rather than a bank or broker. Since the Funds are not members of clearing houses and only members of a clearing house can participate directly in the clearing house, the Funds will hold cleared derivatives through accounts at clearing members. In a cleared derivatives transactions, the Funds will make payments (including margin payments) to and receive payments from a clearing house through their accounts at clearing members. Clearing members guarantee performance of their clients’ obligations to the clearing house.

In many ways, centrally cleared derivative arrangements are less favorable to mutual funds than bilateral arrangements. For example, the Funds may be required to provide greater amounts of margin for cleared derivatives transactions than for bilateral derivatives transactions. Also, in contrast to bilateral derivatives transactions, following a period of notice to a Fund, a clearing member generally can require termination of existing cleared derivatives transactions at any time or increases in margin requirements above the margin that the clearing member required at the beginning of a transaction. Clearing houses also have broad rights to increase margin requirements for existing transactions or to terminate transactions at any time. Any increase in margin requirements or termination by the clearing member or the clearing house could interfere with the ability of a Fund to pursue its investment strategy. Further, any increase in margin requirements by a clearing member could also expose a Fund to greater credit risk to its clearing member, because margin for cleared derivatives transactions in excess of clearing house margin requirements typically is held by the clearing member. Also, a Fund is subject to risk if it enters into a derivatives transaction that is required to be cleared (or that the Adviser expects to be cleared), and no clearing member is willing or able to clear the transaction on the Fund’s behalf. While the documentation in place between the Funds and their clearing members generally provides that the clearing members will accept for clearing all transactions submitted for clearing that are within credit limits (specified in advance) for each Fund, the Funds are still subject to the risk that no clearing member will be willing or able to clear a transaction. In those cases, the transaction might have to be terminated, and the Fund could lose some or all of the benefit of the transaction, including loss of an increase in the value of the transaction and/or loss of hedging protection offered by the transaction. In addition, the documentation governing the relationship between the Funds and the clearing members is developed by the clearing members and generally is less favorable to the Funds than typical bilateral derivatives documentation. For example, this documentation generally includes a one-way indemnity by the Funds in favor of the clearing member, indemnifying the clearing member against losses it incurs in connection with acting as the Funds’ clearing member, and the documentation typically does not give the Funds any rights to exercise remedies if the clearing member defaults or becomes insolvent.

These and other new rules and regulations could, among other things, further restrict a Fund’s ability to engage in, or increase the cost to the Fund of, derivatives transactions, for example, by making some types of derivatives no longer available to the Fund, increasing margin or capital requirements, or otherwise limiting liquidity or increasing transaction costs. These regulations are new and evolving, so their potential impact on the Funds and the financial system are not yet known. While the new regulations and the central clearing of some derivatives transactions are designed to reduce systemic risk (i.e., the

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risk that the interdependence of large derivatives dealers could cause a number of those dealers to suffer liquidity, solvency or other challenges simultaneously), there is no assurance that the new clearing mechanisms will achieve that result, and in the meantime, as noted above, central clearing will expose the Funds to new kinds of risks and costs.

CFTC Regulation

Each of Absolute Return Enhanced Multi-Strategy Fund, Absolute Return Multi-Strategy Fund and Commodity Strategy Fund no longer qualifies for an exclusion from the definition of a commodity pool pursuant to Rule 4.5 under the Commodity Exchange Act (CEA). Accordingly, the Investment Manager is registered as a “commodity pool operator” under the CEA with respect to these Funds, effective January 1, 2013. The Investment Manager and these Funds are subject to dual regulation by the SEC and the CFTC. Compliance with the CFTC’s new regulatory requirements could increase Fund expenses, adversely affecting a Fund’s total return. Each Fund and the Investment Manager continue to analyze the effect that these rules may have on the Funds.

Each of the other Funds listed on the cover of this SAI qualifies for an exclusion from the definition of a commodity pool under the CEA and has filed a notice of exclusion under CFTC Rule 4.5. Accordingly, the Investment Manager is not subject to registration or regulation as a “commodity pool operator” under the CEA with respect to these Funds. To remain eligible for the exclusion, each of these Funds is limited in its ability to use certain financial instruments regulated under the CEA (“commodity interests”), including futures and options on futures and certain swaps transactions. In the event that a Fund’s investments in commodity interests are not within the thresholds set forth in the exclusion, the Investment Manager may be required to register as a “commodity pool operator” with the CFTC with respect to that Fund. The Investment Manager’s eligibility to claim the exclusion with respect to a Fund will be based upon, among other things, the level and scope of a Fund’s investments in commodity interests, the purposes of such investments and the manner in which the Fund holds out its use of commodity interests. Each such Fund’s ability to invest in commodity interests (including, but not limited to, futures and swaps on broad-based securities indexes and interest rates) is limited by the Investment Manager’s intention to operate the Fund in a manner that would permit the Investment Manager to continue to claim the exclusion under CFTC Rule 4.5, which may adversely affect the Fund’s total return. In the event the Investment Manager becomes unable to rely on the exclusion in Rule 4.5 and is required to register with the CFTC as a commodity pool operator with respect to a Fund, the Fund’s expenses may increase, adversely affecting that Fund’s total return.

Dollar Rolls

Dollar rolls involve selling securities (e.g., mortgage-backed securities or U.S. Treasury securities) and simultaneously entering into a commitment to purchase those or similar securities on a specified future date and price from the same party. Mortgage dollar rolls and U.S. Treasury rolls are types of dollar rolls. A Fund foregoes principal and interest paid on the securities during the “roll” period. A Fund is compensated by the difference between the current sales price and the lower forward price for the future purchase of the securities, as well as the interest earned on the cash proceeds of the initial sale. The investor also could be compensated through the receipt of fee income equivalent to a lower forward price.

Although one or more of the other risks described in this SAI may also apply, the risks typically associated with mortgage dollar rolls include: Counterparty Risk, Credit Risk and Interest Rate Risk.

Equity-Linked Notes

An equity-linked note (ELN) is a debt instrument whose value is based on the value of a single equity security, basket of equity securities or an index of equity securities (each, an Underlying Equity). An ELN typically provides interest income, thereby offering a yield advantage over investing directly in an Underlying Equity. The Fund may purchase ELNs that trade on a securities exchange or those that trade on the over-the-counter markets, including Rule 144A securities. The Fund may also purchase ELNs in a privately negotiated transaction with the issuer of the ELNs (or its broker-dealer affiliate). The Fund may or may not hold an ELN until its maturity.

Equity-linked securities also include issues such as Structured Yield Product Exchangeable for Stock (STRYPES), Trust Automatic Common Exchange Securities (TRACES), Trust Issued Mandatory Exchange Securities (TIMES) and Trust Enhanced Dividend Securities (TRENDS). The issuers of these equity-linked securities generally purchase and hold a portfolio of stripped U.S. Treasury securities maturing on a quarterly basis through the conversion date, and a forward purchase contract with an existing shareholder of the company relating to the common stock. Quarterly distributions on such equity-linked securities generally consist of the cash received from the U.S. Treasury securities and such equity-linked securities generally are not entitled to any dividends that may be declared on the common stock.

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Eurodollar and Yankee Dollar and Related Derivatives Instruments

Eurodollar instruments are bonds that pay interest and principal in U.S. dollars held in banks outside the United States, primarily in Europe. Eurodollar instruments are usually issued on behalf of multinational companies and foreign governments by large underwriting groups composed of banks and issuing houses from many countries. Yankee Dollar instruments are U.S. dollar-denominated bonds issued in the United States by foreign banks and corporations. These investments involve risks that are different from investments in securities issued by U.S. issuers.

Eurodollar futures contracts enable purchasers to obtain a fixed rate for the lending of funds and sellers to obtain a fixed rate for borrowings. A Fund may use Eurodollar futures contracts and options thereon to hedge against changes in the LIBOR, to which many interest rate swaps and fixed income instruments are linked.

Although one or more of the other risks described in this SAI may also apply, the risks typically associated with Eurodollar and Yankee Dollar instruments include: Credit Risk, Foreign Securities Risk, Interest Rate Risk and Issuer Risk.

Foreign Currency Transactions

Because investments in foreign securities usually involve currencies of foreign countries and because a Fund may hold cash and cash equivalent investments in foreign currencies, the value of a Fund’s assets as measured in U.S. dollars may be affected favorably or unfavorably by changes in currency exchange rates and exchange control regulations. Also, a Fund may incur costs in connection with conversions between various currencies. Currency exchange rates may fluctuate significantly over short periods of time, causing a Fund’s NAV to fluctuate. Currency exchange rates are generally determined by the forces of supply and demand in the foreign exchange markets, actual or anticipated changes in interest rates, and other complex factors. Currency exchange rates also can be affected by the intervention of U.S. or foreign governments or central banks, or the failure to intervene, or by currency controls or political developments.

Spot Rates and Derivative Instruments. A Fund may conduct its foreign currency exchange transactions either at the spot (cash) rate prevailing in the foreign currency exchange market or by entering into forward foreign currency exchange contracts (forward contracts). (See Types of Investments – Derivatives.) These contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. Because foreign currency transactions occurring in the interbank market might involve substantially larger amounts than those involved in the use of such derivative instruments, a Fund could be disadvantaged by having to deal in the odd lot market for the underlying foreign currencies at prices that are less favorable than for round lots.

A Fund may enter into forward contracts for a variety of reasons, including for risk management (hedging) or for investment purposes.

When a Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency or has been notified of a dividend or interest payment, it may desire to lock in the price of the security or the amount of the payment, usually in U.S. dollars, although it could desire to lock in the price of the security in another currency. By entering into a forward contract, a Fund would be able to protect itself against a possible loss resulting from an adverse change in the relationship between different currencies from the date the security is purchased or sold to the date on which payment is made or received or when the dividend or interest is actually received.

A Fund may enter into forward contracts when management of the Fund believes the currency of a particular foreign country may decline in value relative to another currency. When selling currencies forward in this fashion, a Fund may seek to hedge the value of foreign securities it holds against an adverse move in exchange rates. The precise matching of forward contract amounts and the value of securities involved generally will not be possible since the future value of securities in foreign currencies more than likely will change between the date the forward contract is entered into and the date it matures. The projection of short-term currency market movements is extremely difficult and successful execution of a short-term hedging strategy is highly uncertain.

This method of protecting the value of a Fund’s securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange that can be achieved at some point in time. Although forward contracts can be used to minimize the risk of loss due to a decline in value of hedged currency, they will also limit any potential gain that might result should the value of such currency increase.

A Fund may also enter into forward contracts when the Fund’s portfolio manager believes the currency of a particular country will increase in value relative to another currency. A Fund may buy currencies forward to gain exposure to a currency without incurring the additional costs of purchasing securities denominated in that currency.

For example, the combination of U.S. dollar-denominated instruments with long forward currency exchange contracts creates a position economically equivalent to a position in the foreign currency, in anticipation of an increase in the value of the foreign currency against the U.S. dollar. Conversely, the combination of U.S. dollar-denominated instruments with short

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forward currency exchange contracts is economically equivalent to borrowing the foreign currency for delivery at a specified date in the future, in anticipation of a decrease in the value of the foreign currency against the U.S. dollar.

Unanticipated changes in the currency exchange results could result in poorer performance for Funds that enter into these types of transactions.

A Fund may designate cash or securities in an amount equal to the value of the Fund’s total assets committed to consummating forward contracts entered into under the circumstance set forth above. If the value of the securities declines, additional cash or securities will be designated on a daily basis so that the value of the cash or securities will equal the amount of the Fund’s commitments on such contracts.

At maturity of a forward contract, a Fund may either deliver (if a contract to sell) or take delivery of (if a contract to buy) the foreign currency or terminate its contractual obligation by entering into an offsetting contract with the same currency trader, having the same maturity date, and covering the same amount of foreign currency.

If a Fund engages in an offsetting transaction, it will incur a gain or loss to the extent there has been movement in forward contract prices. If a Fund engages in an offsetting transaction, it may subsequently enter into a new forward contract to buy or sell the foreign currency.

Although a Fund values its assets each business day in terms of U.S. dollars, it may not intend to convert its foreign currencies into U.S. dollars on a daily basis. However, it will do so from time to time, and such conversions involve certain currency conversion costs. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (spread) between the prices at which they buy and sell various currencies. Thus, a dealer may offer to sell a foreign currency to a Fund at one rate, while offering a lesser rate of exchange should a Fund desire to resell that currency to the dealer.

It is possible, under certain circumstances, including entering into forward currency contracts for investment purposes, that a Fund will be required to limit or restructure its forward contract currency transactions to qualify as a “regulated investment company” under the Internal Revenue Code.

Options on Foreign Currencies. A Fund may buy put and call options and write covered call and cash-secured put options on foreign currencies for hedging purposes and to gain exposure to foreign currencies. For example, a decline in the dollar value of a foreign currency in which securities are denominated will reduce the dollar value of such securities, even if their value in the foreign currency remains constant. In order to protect against the diminutions in the value of securities, a Fund may buy put options on the foreign currency. If the value of the currency does decline, a Fund would have the right to sell the currency for a fixed amount in dollars and would thereby offset, in whole or in part, the adverse effect on its portfolio that otherwise would have resulted.

Conversely, where a change in the dollar value of a currency would increase the cost of securities a Fund plans to buy, or where a Fund would benefit from increased exposure to the currency, a Fund may buy call options on the foreign currency, giving it the right to purchase the currency for a fixed amount in dollars. The purchase of the options could offset, at least partially, the changes in exchange rates.

As in the case of other types of options, however, the benefit to a Fund derived from purchases of foreign currency options would be reduced by the amount of the premium and related transaction costs. In addition, where currency exchange rates do not move in the direction or to the extent anticipated, a Fund could sustain losses on transactions in foreign currency options that would require it to forego a portion or all of the benefits of advantageous changes in rates.

A Fund may write options on foreign currencies for similar purposes. For example, when a Fund anticipates a decline in the dollar value of foreign-denominated securities due to adverse fluctuations in exchange rates, it could, instead of purchasing a put option, write a call option on the relevant currency, giving the option holder the right to purchase that currency from the Fund for a fixed amount in dollars. If the expected decline occurs, the option would most likely not be exercised and the diminution in value of securities would be offset, at least partially, by the amount of the premium received.

Similarly, instead of purchasing a call option when a foreign currency is expected to appreciate, a Fund could write a put option on the relevant currency, giving the option holder the right to that currency from the Fund for a fixed amount in dollars. If rates move in the manner projected, the put option would expire unexercised and allow the Fund to hedge increased cost up to the amount of the premium.

As in the case of other types of options, however, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium, and only if rates move in the expected direction. If this does not occur, the option may be exercised and the Fund would be required to buy or sell the underlying currency at a loss that may not be offset by the amount of the premium. Through the writing of options on foreign currencies, the Fund also may be required to forego all or a portion of the benefits that might otherwise have been obtained from favorable movements on exchange rates.

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An option written on foreign currencies is covered if a Fund holds currency sufficient to cover the option or has an absolute and immediate right to acquire that currency without additional cash consideration upon conversion of assets denominated in that currency or exchange of other currency held in its portfolio. An option writer could lose amounts substantially in excess of its initial investments, due to the margin and collateral requirements associated with such positions.

Options on foreign currencies are traded through financial institutions acting as market-makers, although foreign currency options also are traded on certain national securities exchanges, such as the Philadelphia Stock Exchange and the Chicago Board Options Exchange, subject to SEC regulation. In an over-the-counter trading environment, many of the protections afforded to exchange participants will not be available. For example, there are no daily price fluctuation limits, and adverse market movements could therefore continue to an unlimited extent over a period of time. Although the purchaser of an option cannot lose more than the amount of the premium plus related transaction costs, this entire amount could be lost.

Foreign currency option positions entered into on a national securities exchange are cleared and guaranteed by the OCC, thereby reducing the risk of counterparty default. Further, a liquid secondary market in options traded on a national securities exchange may be more readily available than in the over-the-counter market, potentially permitting a Fund to liquidate open positions at a profit prior to exercise or expiration, or to limit losses in the event of adverse market movements.

Foreign Currency Futures and Related Options. A Fund may enter into currency futures contracts to buy or sell currencies. It also may buy put and call options and write covered call and cash-secured put options on currency futures. Currency futures contracts are similar to currency forward contracts, except that they are traded on exchanges (and have margin requirements) and are standardized as to contract size and delivery date. Most currency futures call for payment of delivery in U.S. dollars. A Fund may use currency futures for the same purposes as currency forward contracts, subject to CFTC limitations.

Currency futures and options on futures values can be expected to correlate with exchange rates, but will not reflect other factors that may affect the value of the Fund’s investments. A currency hedge, for example, should protect a Yen-denominated bond against a decline in the Yen, but will not protect a Fund against price decline if the issuer’s creditworthiness deteriorates. Because the value of a Fund’s investments denominated in foreign currency will change in response to many factors other than exchange rates, it may not be possible to match the amount of a forward contract to the value of a Fund’s investments denominated in that currency over time.

Although one or more of the other risks described in this SAI may also apply, the risks typically associated with foreign currency transactions include: Derivatives Risk, Interest Rate Risk, and Liquidity Risk.

Foreign Securities

Unless otherwise stated in a Fund’s prospectus, stocks, bonds and other securities or investments are deemed to be “foreign” based primarily on the issuer’s place of organization/incorporation, but the Fund may also consider, under circumstances the Fund’s portfolio manager deems relevant, the issuer’s domicile, its principal place of business, its primary stock exchange listing, the source of its revenue or other factors. A Fund’s investments in foreign markets, may include issuers in emerging markets, as well as frontier markets, each of which carry heightened risks as compared with investments in other typical foreign markets. Frontier market countries generally have smaller economies and even less developed capital markets than typical emerging market countries (which themselves have increased investment risk relative to investing in more developed markets) and, as a result, the risks of investing in emerging market countries are magnified in frontier market countries. Foreign securities may be structured as fixed-, variable- or floating-rate obligations or as zero-coupon, pay-in-kind and step-coupon securities and may be privately placed or publicly offered. See Types of Investments – Variable – and Floating-Rate Obligations, Types of Investments – Zero-Coupon, Pay-in-Kind and Step-Coupon Securities and Types of Investments – Private Placement and Other Restricted Securities for more information.

Due to the potential for foreign withholding taxes, MSCI publishes two versions of its indices reflecting the reinvestment of dividends using two different methodologies: gross dividends and net dividends. While both versions reflect reinvested dividends, they differ with respect to the manner in which taxes associated with dividend payments are treated. In calculating the net dividends version, MSCI incorporates reinvested dividends applying the withholding tax rate applicable to foreign non-resident institutional investors that do not benefit from double taxation treaties. The Investment Manager believes that the net dividends version of MSCI indices better reflects the returns U.S. investors might expect were they to invest directly in the component securities of an MSCI index.

There is a practice in certain foreign markets under which an issuer’s securities are blocked from trading at the custodian or sub-custodian level for a specified number of days before and, in certain instances, after a shareholder meeting where such shares are voted. This is referred to as “share blocking”. The blocking period can last up to several weeks. Share blocking may prevent a Fund from buying or selling securities during this period, because during the time shares are blocked, trades in such securities will not settle. It may be difficult or impossible to lift blocking restrictions, with the particular requirements varying widely by country. As a consequence of these restrictions, the Investment Manager, on behalf of a Fund, may abstain from voting proxies in markets that require share blocking.

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Foreign securities may include depositary receipts, such as American Depositary Receipts (ADRs), European Depositary Receipts (EDRs) and Global Depositary Receipts (GDRs). ADRs are U.S. dollar-denominated receipts issued in registered form by a domestic bank or trust company that evidence ownership of underlying securities issued by a foreign issuer. EDRs are foreign currency-denominated receipts issued in Europe, typically by foreign banks or trust companies and foreign branches of domestic banks, that evidence ownership of foreign or domestic securities. GDRs are receipts structured similarly to ADRs and EDRs and are marketed globally. Depositary receipts will not necessarily be denominated in the same currency as their underlying securities. In general, ADRs, in registered form, are designed for use in the U.S. securities markets, and EDRs, in bearer form, are designed for use in European securities markets. GDRs are tradable both in the United States and in Europe and are designed for use throughout the world. A Fund may invest in depositary receipts through “sponsored” or “unsponsored” facilities. A sponsored facility is established jointly by the issuer of the underlying security and a depositary, whereas a depositary may establish an unsponsored facility without participation by the issuer of the deposited security. Holders of unsponsored depositary receipts generally bear all the costs of such facilities and the depositary of an unsponsored facility frequently is under no obligation to distribute interest holder communications received from the issuer of the deposited security or to pass through voting rights to the holders of such receipts in respect of the deposited securities. The issuers of unsponsored depositary receipts are not obligated to disclose material information in the United States, and, therefore, there may be limited information available regarding such issuers and/or limited correlation between available information and the market value of the depositary receipts.

Although one or more of the other risks described in this SAI may also apply, the risks typically associated with foreign securities include: Emerging Markets Securities Risk, Foreign Currency Risk, Foreign Securities Risk, Frontier Market Risk, Geographic Concentration Risk, Issuer Risk and Market Risk.

Guaranteed Investment Contracts (Funding Agreements)

Guaranteed investment contracts, or funding agreements, are short-term, privately placed debt instruments issued by insurance companies. Pursuant to such contracts, a Fund may make cash contributions to a deposit fund of the insurance company’s general account. The insurance company then credits to a Fund payments at negotiated, floating or fixed interest rates. A Fund will purchase guaranteed investment contracts only from issuers that, at the time of purchase, meet certain credit and quality standards. In general, guaranteed investment contracts are not assignable or transferable without the permission of the issuing insurance companies, and an active secondary market does not exist for these investments. In addition, the issuer may not be able to pay the principal amount to a Fund on seven days’ notice or less, at which time the investment may be considered illiquid under applicable SEC regulatory guidance and subject to certain restrictions. See Types of Investments – Illiquid Securities.

Although one or more of the other risks described in this SAI may also apply, the risks typically associated with guaranteed investment contracts (funding agreements) include: Credit Risk and Liquidity Risk.

Illiquid Securities

Illiquid securities are defined by a Fund consistent with the SEC staff’s current guidance and interpretations which provide that an illiquid security is an asset which may not be sold or disposed of in the ordinary course of business within seven days at approximately the value at which a Fund has valued the investment on its books. Some securities, such as those not registered under U.S. securities laws, cannot be sold in public transactions. Some securities are deemed to be illiquid because they are subject to contractual or legal restrictions on resale. Subject to its investment policies, a Fund may invest in illiquid investments and may invest in certain restricted securities that are deemed to be illiquid securities at the time of purchase.

Although one or more of the other risks described in this SAI may also apply, the risk typically associated with illiquid securities include: Liquidity Risk.

Inflation-Protected Securities

Inflation is a general rise in prices of goods and services. Inflation erodes the purchasing power of an investor’s assets. For example, if an investment provides a total return of 7% in a given year and inflation is 3% during that period, the inflation-adjusted, or real, return is 4%. Inflation-protected securities are debt securities whose principal and/or interest payments are adjusted for inflation, unlike debt securities that make fixed principal and interest payments. One type of inflation-protected debt security is issued by the U.S. Treasury. The principal of these securities is adjusted for inflation as indicated by the Consumer Price Index (CPI) for urban consumers and interest is paid on the adjusted amount. The CPI is a measurement of changes in the cost of living, made up of components such as housing, food, transportation and energy.

If the CPI falls, the principal value of inflation-protected securities will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Conversely, if the CPI rises, the principal value of inflation-protected securities will be adjusted upward, and consequently the interest payable on these securities will be increased. Repayment of the original bond principal upon maturity is guaranteed in the case of U.S.

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Treasury inflation-protected securities, even during a period of deflation. However, the current market value of the inflation-protected securities is not guaranteed and will fluctuate. Other inflation-indexed securities include inflation-related bonds, which may or may not provide a similar guarantee. If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

Other issuers of inflation-protected debt securities include other U.S. government agencies or instrumentalities, corporations and foreign governments. There can be no assurance that the CPI or any foreign inflation index will accurately measure the real rate of inflation in the prices of goods and services. Moreover, there can be no assurance that the rate of inflation in a foreign country will be correlated to the rate of inflation in the United States. If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the bond’s inflation measure.

Any increase in principal for an inflation-protected security resulting from inflation adjustments is considered by IRS regulations to be taxable income in the year it occurs. For direct holders of an inflation-protected security, this means that taxes must be paid on principal adjustments even though these amounts are not received until the bond matures. Similarly, a Fund holding these securities distributes both interest income and the income attributable to principal adjustments in the form of cash or reinvested shares, which are taxable to shareholders.

Although one or more of the other risks described in this SAI may also apply, the risks typically associated with inflation-protected securities include: Inflation-Protected Securities Risk, Interest Rate Risk and Market Risk. In addition, inflation-protected securities issued by non-U.S. government agencies or instrumentalities are subject to Credit Risk.

Initial Public Offerings

A Fund may invest in initial public offerings (IPOs) of common stock or other primary or secondary syndicated offerings of equity or debt securities issued by a corporate issuer. Fixed income funds frequently invest in these types of offerings of debt securities. A purchase of IPO securities often involves higher transaction costs than those associated with the purchase of securities already traded on exchanges or markets. A Fund may hold IPO securities for a period of time, or may sell them soon after the purchase. Investments in IPOs could have a magnified impact – either positive or negative – on a Fund’s performance while the Fund’s assets are relatively small. The impact of an IPO on a Fund’s performance may tend to diminish as the Fund’s assets grow. In circumstances when investments in IPOs make a significant contribution to a Fund’s performance, there can be no assurance that similar contributions from IPOs will continue in the future.

Although one or more risks described in this SAI may also apply, the risks typically associated with IPOs include: Initial Public Offering (IPO) Risk, Issuer Risk, Liquidity Risk, Market Risk and Small Company Securities Risk.

Inverse Floater

See Types of Investments – Derivatives – Index or Linked Securities (Structured Products) above.

Investments in Other Investment Companies (Including ETFs)

Investing in other investment companies may be a means by which a Fund seeks to achieve its investment objective. A Fund may invest in securities issued by other investment companies within the limits prescribed by the 1940 Act, the rules and regulations thereunder and any exemptive orders currently or in the future obtained by a Fund, or the investment company in which a Fund invests, from the SEC. These securities include shares of other open-end investment companies (i.e., mutual funds), closed-end funds, exchange-traded funds (ETFs) and business development companies.

Except with respect to Funds structured as funds-of-funds or so-called master/feeder funds or other Funds whose strategies otherwise allow such investments, the 1940 Act generally requires that a fund limit its investments in another investment company or series thereof so that, as determined at the time a securities purchase is made: (i) no more than 5% of the value of its total assets will be invested in the securities of any one investment company; (ii) no more than 10% of the value of its total assets will be invested in the aggregate in securities of other investment companies; and (iii) no more than 3% of the outstanding voting stock of any one investment company or series thereof will be owned by a Fund or by companies controlled by a Fund. Such other investment companies may include ETFs, which are shares of publicly traded unit investment trusts, open-end funds or depositary receipts that may be passively managed (e.g., they seek to track the performance of specific indexes or companies in related industries) or they may be actively managed. The SEC has granted orders for exemptive relief to certain ETFs that permit investments in those ETFs by other investment companies in excess of these limits.

ETFs are listed on an exchange and trade in the secondary market on a per-share basis, which allows investors to purchase and sell ETF shares at their market price throughout the day. Certain ETFs, such as passively managed ETFs, hold portfolios of securities that are designed to replicate, as closely as possible before expenses, the price and yield of a specified market index. The performance results of these ETFs will not replicate exactly the performance of the pertinent index due to transaction and other expenses, including fees to service providers borne by ETFs. ETF shares are sold and redeemed at net asset value only in large blocks called creation units and redemption units, respectively. The Funds’ ability to redeem

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redemption units may be limited by the 1940 Act, which provides that ETFs will not be obligated to redeem shares held by the Funds in an amount exceeding one percent of their total outstanding securities during any period of less than 30 days.

Although a Fund may derive certain advantages from being able to invest in shares of other investment companies, such as to be fully invested, there may be potential disadvantages. Investing in other investment companies may result in higher fees and expenses for a Fund and its shareholders. A shareholder may be charged fees not only on Fund shares held directly but also on the investment company shares that a Fund purchases. Because these investment companies may invest in other securities, they are also subject to the risks associated with a variety of investment instruments as described in this SAI.

Under the 1940 Act and rules and regulations thereunder, a Fund may purchase shares of affiliated funds, subject to certain conditions. Investing in affiliated funds may present certain actual or potential conflicts of interest. For more information about such actual and potential conflicts of interest, see Investment Management and Other Services – Other Roles and Relationships of Ameriprise Financial and its Affiliates – Certain Conflicts of Interest.

Although one or more of the other risks described in this SAI may also apply, the risks typically associated with the securities of other investment companies include: ETF Risk, Investing in Other Funds Risk, Issuer Risk and Market Risk.

Low and Below Investment Grade (High Yield) Securities

Low and below investment grade securities (below investment grade securities are also known as “junk bonds”) are debt securities with the lowest investment grade rating (e.g., BBB by S&P and Fitch or Baa by Moody’s), that are below investment grade (e.g., lower than BBB by S&P and Fitch or Baa by Moody’s) or that are unrated but determined by a Fund’s portfolio manager to be of comparable quality. These types of securities may be issued to fund corporate transactions or restructurings, such as leveraged buyouts, mergers, acquisitions, debt reclassifications or similar events, are more speculative in nature than securities with higher ratings and tend to be more sensitive to credit risk, particularly during a downturn in the economy. These types of securities generally are issued by unseasoned companies without long track records of sales and earnings, or by companies or municipalities that have questionable credit strength. Low and below investment grade securities and comparable unrated securities: (i) likely will have some quality and protective characteristics that, in the judgment of one or more NRSROs, are outweighed by large uncertainties or major risk exposures to adverse conditions; (ii) are speculative with respect to the issuer’s capacity to pay interest and repay principal in accordance with the terms of the obligation; and (iii) may have a less liquid secondary market, potentially making it difficult to value or sell such securities. Credit ratings issued by credit rating agencies are designed to evaluate the safety of principal and interest payments of rated securities. They do not, however, evaluate the market value risk of lower-quality securities and, therefore, may not fully reflect the true risks of an investment. In addition, credit rating agencies may or may not make timely changes in a rating to reflect changes in the economy or in the condition of the issuer that affect the market value of the securities. Consequently, credit ratings are used only as a preliminary indicator of investment quality. Low and below investment grade securities may be structured as fixed-, variable- or floating-rate obligations or as zero-coupon, pay-in-kind and step-coupon securities and may be privately placed or publicly offered. See Types of Investments – Variable – and Floating-Rate Obligations, Types of Investments – Zero-Coupon, Pay-in-Kind and Step-Coupon Securities and Types of Investments – Private Placement and Other Restricted Securities for more information.

The rates of return on these types of securities generally are higher than the rates of return available on more highly rated securities, but generally involve greater volatility of price and risk of loss of principal and income, including the possibility of default by or insolvency of the issuers of such securities. Accordingly, a Fund may be more dependent on the Investment Manager’s or a subadviser’s credit analysis with respect to these types of securities than is the case for more highly rated securities.

The market values of certain low and below investment grade securities and comparable unrated securities tend to be more sensitive to individual corporate developments and changes in economic conditions than are the market values of more highly rated securities. In addition, issuers of low and below investment grade and comparable unrated securities often are highly leveraged and may not have more traditional methods of financing available to them, so that their ability to service their debt obligations during an economic downturn or during sustained periods of rising interest rates may be impaired.

The risk of loss due to default is greater for low and below investment grade and comparable unrated securities than it is for higher rated securities because low and below investment grade securities and comparable unrated securities generally are unsecured and frequently are subordinated to more senior indebtedness. A Fund may incur additional expenses to the extent that it is required to seek recovery upon a default in the payment of principal or interest on its holdings of such securities. The existence of limited markets for lower-rated debt securities may diminish a Fund’s ability to: (i) obtain accurate market quotations for purposes of valuing such securities and calculating portfolio net asset value; and (ii) sell the securities at fair market value either to meet redemption requests or to respond to changes in the economy or in financial markets.

Many lower-rated securities are not registered for offer and sale to the public under the 1933 Act. Investments in these restricted securities may be determined to be liquid (able to be sold within seven days at approximately the price at which

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they are valued by a Fund) pursuant to policies approved by the Fund’s Trustees. Investments in illiquid securities, including restricted securities that have not been determined to be liquid, may not exceed 15% of a Fund’s net assets. A Fund is not otherwise subject to any limitation on its ability to invest in restricted securities. Restricted securities may be less liquid than other lower-rated securities, potentially making it difficult to value or sell such securities.

Although one or more of the other risks described in this SAI may also apply, the risks typically associated with low and below investment grade securities include: Credit Risk, Interest Rate Risk, Low and Below Investment Grade (High Yield) Securities Risk and Prepayment and Extension Risk.

Money Market Instruments

Money market instruments include cash equivalents and short-term debt obligations which include: (i) bank obligations, including certificates of deposit (CDs), time deposits and bankers’ acceptances, and letters of credit of banks or savings and loan associations having capital surplus and undivided profits (as of the date of its most recently published annual financial statements) in excess of $100 million (or the equivalent in the instance of a foreign branch of a U.S. bank) at the date of investment; (ii) funding agreements; (iii) repurchase agreements; (iv) obligations of the United States, foreign countries and supranational entities, and each of their subdivisions, agencies and instrumentalities; (v) certain corporate debt securities, such as commercial paper, short-term corporate obligations and extendible commercial notes; (vi) participation interests; and (vii) municipal securities. Money market instruments may be structured as fixed-, variable- or floating-rate obligations and may be privately placed or publicly offered. A Fund may also invest in affiliated and unaffiliated money market mutual funds, which invest primarily in money market instruments. See Types of Investments – Variable – and Floating-Rate Obligations and Types of Investments – Private Placement and Other Restricted Securities for more information.

With respect to money market securities, certain U.S. Government obligations are backed or insured by the U.S. Government, its agencies or its instrumentalities. Other money market securities are backed only by the claims paying ability or creditworthiness of the issuer.

Bankers’ acceptances are marketable short-term credit instruments used to finance the import, export, transfer or storage of goods. They are termed “accepted” when a bank unconditionally guarantees their payment at maturity.

A Fund may invest its daily cash balance in Columbia Short-Term Cash Fund, a money market fund established for the exclusive use of the funds in the Columbia Fund Complex and other institutional clients of the Investment Manager.

Although one or more of the other risks described in this SAI may also apply, the risks typically associated with money market instruments include: Credit Risk, Inflation Risk, Interest Rate Risk, Issuer Risk, Money Market Fund Risk and Regulatory Risk.

Mortgage-Backed Securities

Mortgage-backed securities are a type of asset-backed security that represent interests in, or debt instruments backed by, pools of underlying mortgages. In some cases, these underlying mortgages may be insured or guaranteed by the U.S. Government or its agencies. Mortgage-backed securities entitle the security holders to receive distributions that are tied to the payments made on the underlying mortgage collateral (less fees paid to the originator, servicer, or other parties, and fees paid for credit enhancement), so that the payments made on the underlying mortgage collateral effectively pass through to such security holders. Mortgage-backed securities are created when mortgage originators (or mortgage loan sellers who have purchased mortgage loans from mortgage loan originators) sell the underlying mortgages to a special purpose entity in a process called a securitization. The special purpose entity issues securities that are backed by the payments on the underlying mortgage loans, and have a minimum denomination and specific term. Mortgage-backed securities may be structured as fixed-, variable- or floating-rate obligations or as zero-coupon, pay-in-kind and step-coupon securities and may be privately placed or publicly offered. See Types of Investments – Variable – and Floating-Rate Obligations, Types of Investments – Zero-Coupon, Pay-in-Kind and Step-Coupon Securities and Types of Investments – Private Placement and Other Restricted Securities for more information.

Mortgage-backed securities may be issued or guaranteed by GNMA (also known as Ginnie Mae), FNMA (also known as Fannie Mae), or FHLMC (also known as Freddie Mac), but also may be issued or guaranteed by other issuers, including private companies. GNMA is a government-owned corporation that is an agency of the U.S. Department of Housing and Urban Development. It guarantees, with the full faith and credit of the United States, full and timely payment of all monthly principal and interest on its mortgage-backed securities. Until recently, FNMA and FHLMC were government-sponsored corporations owned entirely by private stockholders. Both issue mortgage-related securities that contain guarantees as to timely payment of interest and principal but that are not backed by the full faith and credit of the U.S. Government. The value of the companies’ securities fell sharply in 2008 due to concerns that the firms did not have sufficient capital to offset losses. The U.S. Treasury has historically had the authority to purchase obligations of Fannie Mae and Freddie Mac. In addition, in 2008, due to capitalization concerns, Congress provided the U.S. Treasury with additional authority to lend Fannie Mae and

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Freddie Mac emergency funds and to purchase the companies’ stock, as described below. In September 2008, the U.S. Treasury and the Federal Housing Finance Agency (FHFA) announced that Fannie Mae and Freddie Mac had been placed in conservatorship.

In the past Fannie Mae and Freddie Mac have received significant capital support through U.S. Treasury preferred stock purchases and Federal Reserve purchases of their mortgage-backed securities. There can be no assurance that these or other agencies of the government will provide such support in the future. The future status of Fannie Mae or Freddie Mac could be impacted by, among other things, the actions taken and restrictions placed on Fannie Mae or Freddie Mac by the FHFA in its role as conservator, the restrictions placed on Fannie Mae’s or Freddie Mac’s operations and activities under the senior stock purchase agreements, market responses to developments at Fannie Mae or Freddie Mac, and future legislative and regulatory action that alters the operations, ownership structure and/or mission of Fannie Mae or Freddie Mac, each of which may, in turn, impact the value of, and cash flows on, any securities guaranteed by Fannie Mae and Freddie Mac.

Stripped mortgage-backed securities are a type of mortgage-backed security that receives differing proportions of the interest and principal payments from the underlying assets. Generally, there are two classes of stripped mortgage-backed securities: Interest Only (IO) and Principal Only (PO). IOs entitle the holder to receive distributions consisting of all or a portion of the interest on the underlying pool of mortgage loans or mortgage-backed securities. POs entitle the holder to receive distributions consisting of all or a portion of the principal of the underlying pool of mortgage loans or mortgage-backed securities. See Types of Investments – Stripped Securities for more information.

Collateralized Mortgage Obligations (CMOs) are hybrid mortgage-related instruments issued by special purpose entities secured by pools of mortgage loans or other mortgage-related securities, such as mortgage pass-through securities or stripped mortgage-backed securities. CMOs may be structured into multiple classes, often referred to as “tranches,” with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including prepayments. Principal prepayments on collateral underlying a CMO may cause it to be retired substantially earlier than its stated maturity or final distribution dates, resulting in a loss of all or part of the premium if any has been paid. The yield characteristics of mortgage-backed securities differ from those of other debt securities. Among the differences are that interest and principal payments are made more frequently on mortgage-backed securities, usually monthly, and principal may be repaid at any time. These factors may reduce the expected yield. Interest is paid or accrues on all classes of the CMOs on a periodic basis. The principal and interest payments on the underlying mortgage assets may be allocated among the various classes of CMOs in several ways. Typically, payments of principal, including any prepayments, on the underlying mortgage assets are applied to the classes in the order of their respective stated maturities or final distribution dates, so that no payment of principal is made on CMOs of a class until all CMOs of other classes having earlier stated maturities or final distribution dates have been paid in full.

Commercial mortgage-backed securities (CMBS) are a specific type of mortgage-backed security collateralized by a pool of mortgages on commercial real estate.

CMO Residuals are mortgage securities issued by agencies or instrumentalities of the U.S. Government or by private originators of, or investors in, mortgage loans, including savings and loan associations, homebuilders, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing. The cash flow generated by the mortgage assets underlying a series of CMOs is applied first to make required payments of principal and interest on the CMOs and second to pay the related administrative expenses and any management fee of the issuer. The residual in a CMO structure generally represents the interest in any excess cash flow remaining after making the foregoing payments. Each payment of such excess cash flow to a holder of the related CMO residual represents income and/or a return of capital. The amount of residual cash flow resulting from a CMO will depend on, among other things, the characteristics of the mortgage assets, the coupon rate of each class of CMO, prevailing interest rates, the amount of administrative expenses and the pre-payment experience on the mortgage assets. In particular, the yield to maturity on CMO residuals is extremely sensitive to pre-payments on the related underlying mortgage assets, in the same manner as an interest-only (“IO”) class of stripped mortgage-backed securities. In addition, if a series of a CMO includes a class that bears interest at an adjustable rate, the yield to maturity on the related CMO residual will also be extremely sensitive to changes in the level of the index upon which interest rate adjustments are based. As described below with respect to stripped mortgage-backed securities, in certain circumstances an ETF may fail to recoup fully its initial investment in a CMO residual. CMO residuals are generally purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers. Transactions in CMO residuals are generally completed only after careful review of the characteristics of the securities in question. In addition, CMO residuals may, or pursuant to an exemption therefrom, may not have been registered under the 1933 Act. CMO residuals, whether or not registered under the 1933 Act, may be subject to certain restrictions on transferability, and may be deemed “illiquid” and subject to a Fund’s limitations on investment in illiquid securities.

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Mortgage Pass-Through Securities are interests in pools of mortgage-related securities that differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Instead, these securities provide a monthly payment which consists of both interest and principal payments. In effect, these payments are a “pass-through” of the monthly payments made by the individual borrowers on their residential or commercial mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by repayments of principal resulting from the sale of the underlying property, refinancing or foreclosure, net of fees or costs which may be incurred. Some mortgage-related securities (such as securities issued by the GNMA) are described as “modified pass-through.” These securities entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, at the scheduled payment dates regardless of whether or not the mortgagor actually makes the payment.

REMICs are entities that own mortgages and elect REMIC status under the Code and, like CMOs, issue debt obligations collateralized by underlying mortgage assets that have characteristics similar to those issued by CMOs.

Although one or more of the other risks described in this SAI may also apply, the risks typically associated with mortgage and asset-backed securities include: Credit Risk, Interest Rate Risk, Issuer Risk, Liquidity Risk, Mortgage-Backed and Other Asset-Backed Securities Risk, Prepayment and Extension Risk and Reinvestment Risk.

Municipal Securities

Municipal securities include debt obligations issued by governmental entities to obtain funds for various public purposes, including the construction of a wide range of public facilities, the refunding of outstanding obligations, the payment of general operating expenses, and the extension of loans to public institutions and facilities.

Municipal securities may include municipal bonds, municipal notes and municipal leases, which are described below. Municipal bonds are debt obligations of a governmental entity that obligate the municipality to pay the holder a specified sum of money at specified intervals and to repay the principal amount of the loan at maturity. Municipal securities can be classified into two principal categories, including “general obligation” bonds and other securities and “revenue” bonds and other securities. General obligation bonds are secured by the issuer’s full faith, credit and taxing power for the payment of principal and interest. Revenue securities are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source, such as the user of the facility being financed. Municipal securities also may include “moral obligation” securities, which normally are issued by special purpose public authorities. If the issuer of moral obligation securities is unable to meet its debt service obligations from current revenues, it may draw on a reserve fund, the restoration of which is a moral commitment but not a legal obligation of the governmental entity that created the special purpose public authority. Municipal securities may be structured as fixed-, variable- or floating-rate obligations or as zero-coupon, pay-in-kind and step-coupon securities and may be privately placed or publicly offered. See Types of Investments – Variable – and Floating-Rate Obligations, Types of Investments – Zero-Coupon, Pay-in-Kind and Step-Coupon Securities and Types of Investments – Private Placement and Other Restricted Securities for more information.

Municipal notes may be issued by governmental entities and other tax-exempt issuers in order to finance short-term cash needs or, occasionally, to finance construction. Most municipal notes are general obligations of the issuing entity payable from taxes or designated revenues expected to be received within the relevant fiscal period. Municipal notes generally have maturities of one year or less. Municipal notes can be subdivided into two sub-categories: (i) municipal commercial paper and (ii) municipal demand obligations.

Municipal commercial paper typically consists of very short-term unsecured negotiable promissory notes that are sold, for example, to meet seasonal working capital or interim construction financing needs of a governmental entity or agency. While these obligations are intended to be paid from general revenues or refinanced with long-term debt, they frequently are backed by letters of credit, lending agreements, note repurchase agreements or other credit facility agreements offered by banks or institutions. See Types of Investments – Commercial Paper for more information.

Municipal demand obligations can be subdivided into two general types: variable rate demand notes and master demand obligations. Variable rate demand notes are tax-exempt municipal obligations or participation interests that provide for a periodic adjustment in the interest rate paid on the notes. They permit the holder to demand payment of the notes, or to demand purchase of the notes at a purchase price equal to the unpaid principal balance, plus accrued interest either directly by the issuer or by drawing on a bank letter of credit or guaranty issued with respect to such note. The issuer of the municipal obligation may have a corresponding right to prepay at its discretion the outstanding principal of the note plus accrued interest upon notice comparable to that required for the holder to demand payment. The variable rate demand notes in which a Fund may invest are payable, or are subject to purchase, on demand, usually on notice of seven calendar days or less. The terms of the notes generally provide that interest rates are adjustable at intervals ranging from daily to six months.

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Master demand obligations are tax-exempt municipal obligations that provide for a periodic adjustment in the interest rate paid and permit daily changes in the amount borrowed. The interest on such obligations is, in the opinion of counsel for the borrower, excluded from gross income for federal income tax purposes (but not necessarily for alternative minimum tax purposes). Although there is no secondary market for master demand obligations, such obligations are considered by a Fund to be liquid because they are payable upon demand.

Municipal lease obligations are participations in privately arranged loans to state or local government borrowers and may take the form of a lease, an installment purchase, or a conditional sales contract. They are issued by state and local governments and authorities to acquire land, equipment, and facilities. An investor may purchase these obligations directly, or it may purchase participation interests in such obligations. In general, municipal lease obligations are unrated, in which case they will be determined by a Fund’s portfolio manager to be of comparable quality at the time of purchase to rated instruments that may be acquired by a Fund. Frequently, privately arranged loans have variable interest rates and may be backed by a bank letter of credit. In other cases, they may be unsecured or may be secured by assets not easily liquidated. Moreover, such loans in most cases are not backed by the taxing authority of the issuers and may have limited marketability or may be marketable only by virtue of a provision requiring repayment following demand by the lender.

Municipal leases may be subject to greater risks than general obligation or revenue bonds. State constitutions and statutes set forth requirements that states or municipalities must meet in order to issue municipal obligations. Municipal leases may contain a covenant by the state or municipality to budget for and make payments due under the obligation. Certain municipal leases may, however, provide that the issuer is not obligated to make payments on the obligation in future years unless funds have been appropriated for this purpose each year.

Although lease obligations do not constitute general obligations of the municipal issuer to which the government’s taxing power is pledged, a lease obligation ordinarily is backed by the government’s covenant to budget for, appropriate, and make the payments due under the lease obligation. However, certain lease obligations contain “non-appropriation” clauses that provide that the government has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a periodic basis. In the case of a “non-appropriation” lease, a Fund’s ability to recover under the lease in the event of non-appropriation or default likely will be limited to the repossession of the leased property in the event that foreclosure proves difficult.

Tender option bonds are municipal securities having relatively long maturities and bearing interest at a fixed interest rate substantially higher than prevailing short-term tax-exempt rates that is coupled with the agreement of a third party, such as a bank, broker-dealer or other financial institution, to grant the security holders the option, at periodic intervals, to tender their securities to the institution and receive the face value thereof. The financial institution receives periodic fees equal to the difference between the municipal security’s coupon rate and the rate that would cause the security to trade at face value on the date of determination.

There are variations in the quality of municipal securities, both within a particular classification and between classifications, and the rates of return on municipal securities can depend on a variety of factors, including general money market conditions, the financial condition of the issuer, general conditions of the municipal bond market, the size of a particular offering, the maturity of the obligation, and the rating of the issue. The ratings of NRSROs represent their opinions as to the quality of municipal securities. It should be emphasized, however, that these ratings are general and are not absolute standards of quality, and municipal securities with the same maturity, interest rate, and rating may have different rates of return while municipal securities of the same maturity and interest rate with different ratings may have the same rate of return. The municipal bond market is characterized by a large number of different issuers, many having smaller sized bond issues, and a wide choice of different maturities within each issue. For these reasons, most municipal bonds do not trade on a daily basis and many trade only rarely. Because many of these bonds trade infrequently, the spread between the bid and offer may be wider and the time needed to develop a bid or an offer may be longer than for other security markets. See Appendix A for a discussion of securities ratings. (See Types of Investments – Debt Obligations.)

Standby Commitments. Standby commitments are securities under which a purchaser, usually a bank or broker-dealer, agrees to purchase, for a fee, an amount of a Fund’s municipal obligations. The amount payable by a bank or broker-dealer to purchase securities subject to a standby commitment typically will be substantially the same as the value of the underlying municipal securities. A Fund may pay for standby commitments either separately in cash or by paying a higher price for portfolio securities that are acquired subject to such a commitment.

Although one or more of the other risks described in this SAI may also apply, the risks typically associated with standby commitments include: Counterparty Risk, Market Risk and Municipal Securities Risk.

Taxable Municipal Obligations. Interest or other investment return is subject to federal income tax for certain types of municipal obligations for a variety of reasons. These municipal obligations do not qualify for the federal income tax

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exemption because (a) they did not receive necessary authorization for tax-exempt treatment from state or local government authorities, (b) they exceed certain regulatory limitations on the cost of issuance for tax-exempt financing or (c) they finance public or private activities that do not qualify for the federal income tax exemption. These non-qualifying activities might include, for example, certain types of multi-family housing, certain professional and local sports facilities, refinancing of certain municipal debt, and borrowing to replenish a municipality’s underfunded pension plan.

For more information about the key risks associated with investments in municipal securities of particular states, see Appendix B. See Appendix A for a discussion of securities ratings. (See Types of Investments - Debt Obligations.)

Although one or more of the other risks described in this SAI may also apply, the risks typically associated with municipal securities include: Credit Risk, Inflation Risk, Interest Rate Risk, Market Risk, Municipal Securities Risk and Municipal Securities Risk/Health Care Sector Risk.

Participation Interests

Participation interests (also called pass-through certificates or securities) represent an interest in a pool of debt obligations, such as municipal bonds or notes that have been “packaged” by an intermediary, such as a bank or broker-dealer. Participation interests typically are issued by partnerships or trusts through which a Fund receives principal and interest payments that are passed through to the holder of the participation interest from the payments made on the underlying debt obligations. The purchaser of a participation interest receives an undivided interest in the underlying debt obligations. The issuers of the underlying debt obligations make interest and principal payments to the intermediary, as an initial purchaser, which are passed through to purchasers in the secondary market, such as a Fund. Mortgage-backed securities are a common type of participation interest. Participation interests may be structured as fixed-, variable- or floating-rate obligations or as zero-coupon, pay-in- kind and step-coupon securities and may be privately placed or publicly offered. See Types of Investments – Variable- and Floating-Rate Obligations, Types of Investments – Zero-Coupon, Pay-in-Kind and Step-Coupon Securities and Types of Investments – Private Placement and Other Restricted Securities for more information.

Loan participations also are a type of participation interest. Loans, loan participations, and interests in securitized loan pools are interests in amounts owed by a corporate, governmental, or other borrower to a lender or consortium of lenders (typically banks, insurance companies, investment banks, government agencies, or international agencies).

Although one or more of the other risks described in this SAI may also apply, the risks typically associated with loan participations include: Confidential Information Access Risk, Credit Risk and Interest Rate Risk.

Partnership Securities

The Fund may invest in securities issued by publicly traded partnerships or master limited partnerships or limited liability companies (together referred to as “PTPs/MLPs”). These entities are limited partnerships or limited liability companies that may be publicly traded on stock exchanges or markets such as the NYSE, the NYSE Alternext US LLC (“NYSE Alternext”) (formerly the American Stock Exchange) and NASDAQ. PTPs/MLPs often own businesses or properties relating to energy, natural resources or real estate, or may be involved in the film industry or research and development activities. Generally PTPs/MLPs are operated under the supervision of one or more managing partners or members. Limited partners, unit holders, or members (such as a Fund that invests in a partnership) are not involved in the day-to-day management of the company. Limited partners, unit holders, or members are allocated income and capital gains associated with the partnership project in accordance with the terms of the partnership or limited liability company agreement.

At times PTPs/MLPs may potentially offer relatively high yields compared to common stocks. Because PTPs/MLPs are generally treated as partnerships or similar limited liability “pass-through” entities for tax purposes, they do not ordinarily pay income taxes, but pass their earnings on to unit holders (except in the case of some publicly traded firms that may be taxed as corporations). For tax purposes, unit holders may initially be deemed to receive only a portion of the distributions attributed to them because certain other portions may be attributed to the repayment of initial investments and may thereby lower the cost basis of the units or shares owned by unit holders. As a result, unit holders may effectively defer taxation on the receipt of some distributions until they sell their units. These tax consequences may differ for different types of entities.

Although one or more of the other risks described in this SAI may also apply, the risks typically associated with partnership securities include: Interest Rate Risk, Issuer Risk, Liquidity Risk and Market Risk.

Preferred Stock

Preferred stock represents units of ownership of a corporation that frequently have dividends that are set at a specified rate. Preferred stock has preference over common stock in the payment of dividends and the liquidation of assets. Preferred stock shares some of the characteristics of both debt and equity. Preferred stock ordinarily does not carry voting rights. Most preferred stock is cumulative; if dividends are passed (i.e., not paid for any reason), they accumulate and must be paid before

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common stock dividends. Participating preferred stock entitles its holders to share in profits above and beyond the declared dividend, along with common shareholders, as distinguished from nonparticipating preferred stock, which is limited to the stipulated dividend. Convertible preferred stock is exchangeable for a given number of shares of common stock and thus tends to be more volatile than nonconvertible preferred stock, which generally behaves more like a fixed income bond. Preferred stock may be privately placed or publicly offered. The price of a preferred stock is generally determined by earnings, type of products or services, projected growth rates, experience of management, liquidity, and general market conditions of the markets on which the stock trades. See Types of Investments – Private Placement and Other Restricted Securities for more information.

Auction preferred stock (APS) is a type of adjustable-rate preferred stock with a dividend determined periodically in a Dutch auction process by corporate bidders. An APS is distinguished from standard preferred stock because its dividends change from time to time. Shares typically are bought and sold at face values generally ranging from $100,000 to $500,000 per share. Holders of APS may not be able to sell their shares if an auction fails, such as when there are more shares of APS for sale at an auction than there are purchase bids.

Although one or more of the other risks described in this SAI may also apply, the risks typically associated with preferred stock include: Convertible Securities Risk, Issuer Risk, Liquidity Risk and Market Risk.

Private Placement and Other Restricted Securities

Private placement securities are securities that have been privately placed and are not registered under the 1933 Act. They are generally eligible for sale only to certain eligible investors. Private placements often may offer attractive opportunities for investment not otherwise available on the open market. Private placement and other “restricted” securities often cannot be sold to the public without registration under the 1933 Act or the availability of an exemption from registration (such as Rules 144 or 144A), or they are “not readily marketable” because they are subject to other legal or contractual delays in or restrictions on resale. Asset-backed securities, common stock, convertible securities, corporate debt securities, foreign securities, low and below investment grade securities, money market instruments, mortgage-backed securities, municipal securities, participation interests, preferred stock and other types of equity and debt instruments may be privately placed or restricted securities.

Private placements typically may be sold only to qualified institutional buyers (or, in the case of the initial sale of certain securities, such as those issued in collateralized debt obligations or collateralized loan obligations, to accredited investors (as defined in Rule 501(a) under the 1933 Act), or in a privately negotiated transaction or to a limited number of purchasers, or in limited quantities after they have been held for a specified period of time and other conditions are met pursuant to an exemption from registration.

Although one or more of the other risks described in this SAI may also apply, the risks typically associated with private placement and other restricted securities include: Issuer Risk, Liquidity Risk, Market Risk and Confidential Information Access Risk.

Real Estate Investment Trusts

Real estate investment trusts (REITs) are pooled investment vehicles that manage a portfolio of real estate or real estate related loans to earn profits for their shareholders. REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property, such as shopping centers, nursing homes, office buildings, apartment complexes, and hotels, and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. REITs can be subject to extreme volatility due to fluctuations in the demand for real estate, changes in interest rates, and adverse economic conditions.

Partnership units of real estate and other types of companies sometimes are organized as master limited partnerships in which ownership interests are publicly traded.

Similar to investment companies, REITs are not taxed on income distributed to shareholders provided they comply with certain requirements under the Code. The failure of a REIT to continue to qualify as a REIT for tax purposes can materially affect its value. A Fund will indirectly bear its proportionate share of any expenses paid by a REIT in which it invests. REITs often do not provide complete tax information until after the calendar year-end. Consequently, because of the delay, it may be necessary for a Fund investing in REITs to request permission to extend the deadline for issuance of Forms 1099-DIV beyond January 31. In the alternative, amended Forms 1099-DIV may be sent.

Although one or more of the other risks described in this SAI may also apply, the risks typically associated with REITs include: Interest Rate Risk, Issuer Risk, Market Risk and Real Estate-Related Investment Risk.

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Repurchase Agreements

Repurchase agreements are agreements under which a Fund acquires a security for a relatively short period of time (usually within seven days) subject to the obligation of a seller to repurchase and a Fund to resell such security at a fixed time and price (representing the Fund’s cost plus interest). The repurchase agreement specifies the yield during the purchaser’s holding period. Repurchase agreements also may be viewed as loans made by a Fund that are collateralized by the securities subject to repurchase, which may consist of a variety of security types. A Fund typically will enter into repurchase agreements only with commercial banks, registered broker-dealers and the Fixed Income Clearing Corporation. Such transactions are monitored to ensure that the value of the underlying securities will be at least equal at all times to the total amount of the repurchase obligation, including any accrued interest.

Although one or more of the other risks described in this SAI may also apply, the risks typically associated with repurchase agreements include: Counterparty Risk, Credit Risk, Issuer Risk, Market Risk and Repurchase Agreements Risk.

Reverse Repurchase Agreements

Reverse repurchase agreements are agreements under which a Fund temporarily transfers possession of a portfolio instrument to another party, such as a bank or broker-dealer, in return for cash. At the same time, the Fund agrees to repurchase the instrument at an agreed-upon time (normally within 7 days) and price which reflects an interest payment. A Fund generally retains the right to interest and principal payments on the security. Reverse repurchase agreements also may be viewed as borrowings made by a Fund.

Although one or more of the other risks described in this SAI may also apply, the risks typically associated with reverse repurchase agreements include: Credit Risk, Interest Rate Risk, Issuer Risk, Market Risk and Reverse Repurchase Agreements Risk.

Short Sales

A Fund may sometimes sell securities short when it owns an equal amount of the securities sold short. This is a technique known as selling short “against the box.” If a Fund makes a short sale “against the box,” it would not immediately deliver the securities sold and would not receive the proceeds from the sale. The seller is said to have a short position in the securities sold until it delivers the securities sold, at which time it receives the proceeds of the sale. To secure its obligation to deliver securities sold short, a Fund will deposit in escrow in a separate account with the custodian an equal amount of the securities sold short or securities convertible into or exchangeable for such securities. A Fund can close out its short position by purchasing and delivering an equal amount of the securities sold short, rather than by delivering securities already held by a Fund, because a Fund might want to continue to receive interest and dividend payments on securities in its portfolio that are convertible into the securities sold short.

Short sales “against the box” entail many of the same risks and considerations described below regarding short sales not “against the box.” However, when a Fund sells short “against the box” it typically limits the amount of its effective leverage. A Fund’s decision to make a short sale “against the box” may be a technique to hedge against market risks when a Fund’s portfolio manager believes that the price of a security may decline, causing a decline in the value of a security owned by a Fund or a security convertible into or exchangeable for such security. In such case, any future losses in a Fund’s long position would be reduced by a gain in the short position. The extent to which such gains or losses in the long position are reduced will depend upon the amount of securities sold short relative to the amount of the securities a Fund owns, either directly or indirectly, and, in the case where a Fund owns convertible securities, changes in the investment values or conversion premiums of such securities. Short sales may have adverse tax consequences to a Fund and its shareholders.

Subject to its fundamental and non-fundamental investment policies, a Fund may engage in short sales that are not “against the box,” which are sales by a Fund of securities, contracts or instruments that it does not own in hopes of purchasing the same security, contract or instrument at a later date at a lower price. The technique is also used to protect a profit in a long-term position in a security, commodity futures contract or other instrument. To make delivery to the buyer, a Fund must borrow or purchase the security. If borrowed, a Fund is then obligated to replace the security borrowed from the third party, so a Fund must purchase the security at the market price at a later time. If the price of the security has increased during this time, then a Fund will incur a loss equal to the increase in price of the security from the time of the short sale plus any premiums and interest paid to the third party. (Until the security is replaced, a Fund is required to pay to the lender amounts equal to any dividends or interest which accrue during the period of the loan. To borrow the security, a Fund also may be required to pay a premium, which would increase the cost of the security sold. The proceeds of the short sale will be retained by the broker, to the extent necessary to meet the margin requirements, until the short position is closed out.) Short sales of forward commitments and derivatives do not involve borrowing a security. These types of short sales may include futures, options, contracts for differences, forward contracts on financial instruments and options such as contracts, credit-linked instruments, and swap contracts.

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Although one or more of the other risks described in this SAI may also apply, the risks typically associated with short sales include: Leverage Risk, Market Risk and Short Selling Risk.

Sovereign Debt

Sovereign debt obligations are issued or guaranteed by foreign governments or their agencies. It may be in the form of conventional securities or other types of debt instruments such as loans or loan participations. A sovereign debtor’s willingness or ability to repay principal and pay interest in a timely manner may be affected by a variety of factors, including its cash flow situation, the extent of its reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the sovereign debtor’s policy toward international lenders, and the political constraints to which a sovereign debtor may be subject. (See also Types of Investments – Foreign Securities.) In addition, there may be no legal recourse against a sovereign debtor in the event of a default.

Sovereign debt includes Brady Bonds, which are securities issued under the framework of the Brady Plan, an initiative announced by former U.S. Treasury Secretary Nicholas F. Brady in 1989 as a mechanism for debtor nations to restructure their outstanding external commercial bank indebtedness.

Although one or more of the other risks described in this SAI may also apply, the risks typically associated with sovereign debt include: Credit Risk, Emerging Markets Securities Risk, Foreign Securities Risk, Issuer Risk and Market Risk.

Standby Commitments

See Types of Investments – Municipal Securities above.

Stripped Securities

Stripped securities are the separate income or principal payments of a debt security and evidence ownership in either the future interest or principal payments on an instrument. There are many different types and variations of stripped securities. For example, Separate Trading of Registered Interest and Principal Securities (STRIPS) can be component parts of a U.S. Treasury security where the principal and interest components are traded independently through DTC, a clearing agency registered pursuant to Section 17A of the 1934 Act and created to hold securities for its participants, and to facilitate the clearance and settlement of securities transactions between participants through electronic computerized book-entries, thereby eliminating the need for physical movement of certificates. Treasury Investor Growth Receipts (TIGERs) are U.S. Treasury securities stripped by brokers. Stripped mortgage-backed securities, (SMBS) also can be issued by the U.S. Government or its agencies. Stripped securities may be structured as fixed-, variable- or floating-rate obligations. See Types of Investments – Variable- and Floating-Rate Obligations for more information.

SMBS usually are structured with two or more classes that receive different proportions of the interest and principal distributions from a pool of mortgage-backed assets. Common types of SMBS will be structured so that one class receives some of the interest and most of the principal from the mortgage-backed assets, while another class receives most of the interest and the remainder of the principal.

Although one or more of the other risks described in this SAI may also apply, the risks typically associated with stripped securities include: Credit Risk, Interest Rate Risk, Liquidity Risk, Prepayment and Extension Risk and Stripped Securities Risk

Trust-Preferred Securities

Trust-preferred securities, also known as trust-issued securities, are securities that have characteristics of both debt and equity instruments and are typically treated by the Funds as debt investments.

Generally, trust-preferred securities are cumulative preferred stocks issued by a trust that is created by a financial institution, such as a bank holding company. The financial institution typically creates the trust with the objective of increasing its capital by issuing subordinated debt to the trust in return for cash proceeds that are reflected on the financial institutions balance sheet.

The primary asset owned by the trust is the subordinated debt issued to the trust by the financial institution. The financial institution makes periodic interest payments on the debt as discussed further below. The financial institution will subsequently own the trust’s common securities, which may typically represent a small percentage of the trust’s capital structure. The remainder of the trust’s capital structure typically consists of trust-preferred securities which are sold to investors. The trust uses the sales proceeds to purchase the subordinated debt issued by the financial institution. The financial institution uses the proceeds from the subordinated debt sale to increase its capital while the trust receives periodic interest payments from the financial institution for holding the subordinated debt.

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The trust uses the interest received to make dividend payments to the holders of the trust-preferred securities. The dividends are generally paid on a quarterly basis and are often higher than other dividends potentially available on the financial institution’s common stocks. The interests of the holders of the trust-preferred securities are senior to those of common stockholders in the event that the financial institution is liquidated, although their interests are typically subordinated to those of other holders of other debt issued by the institution.

The primary benefit for the financial institution in using this particular structure is that the trust-preferred securities issued by the trust are treated by the financial institution as debt securities for tax purposes (as a consequence of which the expense of paying interest on the securities is tax deductible), but are treated as more desirable equity securities for purposes of the calculation of capital requirements.

In certain instances, the structure involves more than one financial institution and thus, more than one trust. In such a pooled offering, an additional separate trust may be created. This trust will issue securities to investors and use the proceeds to purchase the trust-preferred securities issued by other trust subsidiaries of the participating financial institutions. In such a structure, the trust-preferred securities held by the investors are backed by other trust-preferred securities issued by the trust subsidiaries.

If a financial institution is financially unsound and defaults on interest payments to the trust, the trust will not be able to make dividend payments to holders of the trust-preferred securities such as the Fund, as the trust typically has no business operations other than holding the subordinated debt issued by the financial institution(s) and issuing the trust-preferred securities and common stock backed by the subordinated debt.

Although one or more of the other risks described in this SAI may also apply, the risks typically associated with trust- preferred securities include: Credit Risk, Interest Rate Risk, Liquidity Risk and Prepayment and Extension Risk.

U.S. Government and Related Obligations

U.S. Government obligations include U.S. Treasury obligations and securities issued or guaranteed by various agencies of the U.S. Government or by various agencies or instrumentalities established or sponsored by the U.S. Government. U.S. Treasury obligations and securities issued or guaranteed by various agencies or instrumentalities of the U.S. Government differ in their interest rates, maturities and time of issuance, as well as with respect to whether they are guaranteed by the U.S. Government. U.S. Government and related obligations may be structured as fixed-, variable- or floating-rate obligations. See Types of Investments – Variable- and Floating-Rate Obligations for more information.

Investing in U.S. Government and related obligations is subject to certain risks. While U.S. Treasury obligations are backed by the “full faith and credit” of the U.S. Government, such securities are nonetheless subject to credit risk (i.e., the risk that the U.S. Government may be, or be perceived to be, unable or unwilling to honor its financial obligations, such as making payments). Securities issued or guaranteed by federal agencies and U.S. Government-sponsored instrumentalities may or may not be backed by the full faith and credit of the U.S. Government. These securities may be supported by the ability to borrow from the U.S. Treasury or only by the credit of the issuing agency or instrumentality and, as a result, may be subject to greater credit risk than securities issued or guaranteed by the U.S. Treasury. Obligations of U.S. Government agencies, authorities, instrumentalities and sponsored enterprises historically have involved limited risk of loss of principal if held to maturity. However, no assurance can be given that the U.S. Government would provide financial support to any of these entities if it is not obligated to do so by law.

Government-sponsored entities issuing securities include privately owned, publicly chartered entities created to reduce borrowing costs for certain sectors of the economy, such as farmers, homeowners, and students. They include the Federal Farm Credit Bank System, Farm Credit Financial Assistance Corporation, Fannie Mae, Freddie Mac, Student Loan Marketing Association (SLMA), and Resolution Trust Corporation (RTC). Government-sponsored entities may issue discount notes (with maturities ranging from overnight to 360 days) and bonds. On Sept. 7, 2008, the Federal Housing Finance Agency (FHFA), an agency of the U.S. Government, placed the Fannie Mae and Freddie Mac into conservatorship, a statutory process with the objective of returning the entities to normal business operations. FHFA will act as the conservator to operate the enterprises until they are stabilized.

On August 5, 2011, S&P lowered its long-term sovereign credit rating for the United States of America to “AA+” from “AAA”. Because a Fund may invest in U.S. Government obligations, the value of a Fund’s shares may be adversely affected by S&P’s downgrade or any future downgrades of the U.S. Government’s credit rating. The long-term impact of the downgrade is uncertain. See Appendix A for a description of securities ratings.

Although one or more of the other risks described in this SAI may also apply, the risks typically associated with U.S. Government and related obligations include: Credit Risk, Inflation Risk, Interest Rate Risk, Prepayment and Extension Risk, Reinvestment Risk and U.S. Government Obligations Risk.

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Variable- and Floating-Rate Obligations

Variable- and floating-rate obligations are debt instruments that provide for periodic adjustments in the interest rate and, under certain circumstances, varying principal amounts. Unlike a fixed interest rate, a variable, or floating, rate is one that rises and declines based on the movement of an underlying index of interest rates and may pay interest at rates that are adjusted periodically according to a specified formula. Variable- or floating-rate securities frequently include a demand feature enabling the holder to sell the securities to the issuer at par. In many cases, the demand feature can be exercised at any time. Some securities that do not have variable or floating interest rates may be accompanied by puts producing similar results and price characteristics. Variable-rate demand notes include master demand notes that are obligations that permit the investor to invest fluctuating amounts, which may change daily without penalty, pursuant to direct arrangements between the investor (as lender), and the borrower. The interest rates on these notes fluctuate. The issuer of such obligations normally has a corresponding right, after a given period, to prepay in its discretion the outstanding principal amount of the obligations plus accrued interest upon a specified number of days’ notice to the holders of such obligations. Because these obligations are direct lending arrangements between the lender and borrower, it is not contemplated that such instruments generally will be traded. There generally is not an established secondary market for these obligations. Accordingly, where these obligations are not secured by letters of credit or other credit support arrangements, the lender’s right to redeem is dependent on the ability of the borrower to pay principal and interest on demand. Such obligations frequently are not rated by credit rating agencies and may involve heightened risk of default by the issuer. Asset-backed securities, bank obligations, convertible securities, corporate debt securities, foreign securities, low and below investment grade securities, money market instruments, mortgage-backed securities, municipal securities, participation interests, stripped securities, U.S. Government and related obligations and other types of debt instruments may be structured as variable- and floating-rate obligations.

Most floating rate loans are acquired directly from the agent bank or from another holder of the loan by assignment. Most such loans are secured, and most impose restrictive covenants on the borrower. These loans are typically made by a syndicate of banks and institutional investors, represented by an agent bank which has negotiated and structured the loan and which is responsible generally for collecting interest, principal, and other amounts from the borrower on its own behalf and on behalf of the other lending institutions in the syndicate, and for enforcing its rights and the rights of the syndicate against the borrower. Each of the lending institutions, including the agent bank, lends to the borrower a portion of the total amount of the loan, and retains the corresponding interest in the loan. Floating rate loans may include delayed draw term loans and prefunded or synthetic letters of credit.

A Fund’s ability to receive payments of principal and interest and other amounts in connection with loans held by it will depend primarily on the financial condition of the borrower. The failure by the Fund to receive scheduled interest or principal payments on a loan would adversely affect the income of the Fund and would likely reduce the value of its assets, which would be reflected in a reduction in the Fund’s net asset value. Banks and other lending institutions generally perform a credit analysis of the borrower before originating a loan or purchasing an assignment in a loan. In selecting the loans in which the Fund will invest, however, the Investment Manager will not rely on that credit analysis of the agent bank, but will perform its own investment analysis of the borrowers. The Investment Manager’s analysis may include consideration of the borrower’s financial strength and managerial experience, debt coverage, additional borrowing requirements or debt maturity schedules, changing financial conditions, and responsiveness to changes in business conditions and interest rates. Investments in loans may be of any quality, including “distressed” loans, and will be subject to the Fund’s credit quality policy.

Loans may be structured in different forms, including assignments and participations. In an assignment, a Fund purchases an assignment of a portion of a lender’s interest in a loan. In this case, the Fund may be required generally to rely upon the assigning bank to demand payment and enforce its rights against the borrower, but would otherwise be entitled to all of such bank’s rights in the loan.

The borrower of a loan may, either at its own election or pursuant to terms of the loan documentation, prepay amounts of the loan from time to time. There is no assurance that a Fund will be able to reinvest the proceeds of any loan prepayment at the same interest rate or on the same terms as those of the original loan.

Corporate loans in which a Fund may purchase a loan assignment are made generally to finance internal growth, mergers, acquisitions, recapitalizations, stock repurchases, leveraged buy-outs, dividend payments to sponsors and other corporate activities. The highly leveraged capital structure of certain borrowers may make such loans especially vulnerable to adverse changes in economic or market conditions. The Fund may hold investments in loans for a very short period of time when opportunities to resell the investments that a Fund’s Portfolio Manager believes are attractive arise.

Certain of the loans acquired by a Fund may involve revolving credit facilities under which a borrower may from time to time borrow and repay amounts up to the maximum amount of the facility. In such cases, the Fund would have an obligation to advance its portion of such additional borrowings upon the terms specified in the loan assignment. To the extent that the Fund is committed to make additional loans under such an assignment, it will at all times designate cash or securities in an amount sufficient to meet such commitments.

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Notwithstanding its intention in certain situations to not receive material, non-public information with respect to its management of investments in floating rate loans, the Investment Manager may from time to time come into possession of material, non-public information about the issuers of loans that may be held in a Fund’s portfolio. Possession of such information may in some instances occur despite the Investment Manager’s efforts to avoid such possession, but in other instances the Investment Manager may choose to receive such information (for example, in connection with participation in a creditors’ committee with respect to a financially distressed issuer). As, and to the extent, required by applicable law, the Investment Manager’s ability to trade in these loans for the account of the Fund could potentially be limited by its possession of such information. Such limitations on the Investment Manager’s ability to trade could have an adverse effect on the Fund by, for example, preventing the Fund from selling a loan that is experiencing a material decline in value. In some instances, these trading restrictions could continue in effect for a substantial period of time.

In some instances, other accounts managed by the Investment Manager may hold other securities issued by borrowers whose floating rate loans may be held in a Fund’s portfolio. These other securities may include, for example, debt securities that are subordinate to the floating rate loans held in the Fund’s portfolio, convertible debt or common or preferred equity securities.

In certain circumstances, such as if the credit quality of the issuer deteriorates, the interests of holders of these other securities may conflict with the interests of the holders of the issuer’s floating rate loans. In such cases, the Investment Manager may owe conflicting fiduciary duties to the Fund and other client accounts. The Investment Manager will endeavor to carry out its obligations to all of its clients to the fullest extent possible, recognizing that in some cases certain clients may achieve a lower economic return, as a result of these conflicting client interests, than if the Investment Manager’s client accounts collectively held only a single category of the issuer’s securities.

Although one or more of the other risks described in this SAI may also apply, the risks typically associated with variable- or floating-rate obligations include: Counterparty Risk, Credit Risk, Interest Rate Risk, Liquidity Risk and Prepayment and Extension Risk.

Warrants and Rights

Warrants and rights are types of securities that give a holder a right to purchase shares of common stock. Warrants usually are issued together with a bond or preferred stock and entitle a holder to purchase a specified amount of common stock at a specified price typically for a period of years. Rights usually have a specified purchase price that is lower than the current market price and entitle a holder to purchase a specified amount of common stock typically for a period of only weeks. Warrants may be used to enhance the marketability of a bond or preferred stock. Warrants do not carry with them the right to dividends or voting rights and they do not represent any rights in the assets of the issuer. Warrants may be considered to have more speculative characteristics than certain other types of investments. In addition, the value of a warrant does not necessarily change with the value of the underlying securities, and a warrant ceases to have value if it is not exercised prior to its expiration date, if any.

The potential exercise price of warrants or rights may exceed their market price, such as when there is no movement in the market price or the market price of the common stock declines.

Although one or more of the other risks described in this SAI may also apply, the risks typically associated with warrants and rights include: Convertible Securities Risk, Credit Risk, Issuer Risk and Market Risk.

When-Issued, Delayed Delivery and Forward Commitment Transactions

When-issued, delayed delivery and forward commitment transactions involve the purchase or sale of securities by a Fund, with payment and delivery taking place in the future after the customary settlement period for that type of security. Normally, the settlement date occurs within 45 days of the purchase although in some cases settlement may take longer. The investor does not pay for the securities or receive dividends or interest on them until the contractual settlement date. When engaging in when-issued, delayed delivery and forward commitment transactions, a Fund typically will designate liquid assets in an amount equal to or greater than the purchase price. The payment obligation and, if applicable, the interest rate that will be received on the securities, are fixed at the time that a Fund agrees to purchase the securities. A Fund generally will enter into when-issued, delayed delivery and forward commitment transactions only with the intention of completing such transactions. However, a Fund’s portfolio manager may determine not to complete a transaction if he or she deems it appropriate to close out the transaction prior to its completion. In such cases, a Fund may realize short-term gains or losses.

To Be Announced Securities (“TBAs”). As with other delayed delivery transactions, a seller agrees to issue a TBA security at a future date. However, the seller does not specify the particular securities to be delivered. Instead, the Fund agrees to accept any security that meets specified terms. For example, in a TBA mortgage-backed security transaction, the Fund and the seller would agree upon the issuer, interest rate and terms of the underlying mortgages. The seller would not identify the specific underlying mortgages until it issues the security. TBA mortgage-backed securities increase market risks because the underlying mortgages may be less favorable than anticipated by the Fund. See Types of Investments – Mortgage-Backed Securities and -Asset-Backed Securities.

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Although one or more of the other risks described in this SAI may also apply, the risks typically associated with when-issued, delayed delivery and forward commitment transactions include: Counterparty Risk, Credit Risk and Market Risk.

Zero-Coupon, Pay-in-Kind and Step-Coupon Securities

Zero-coupon, pay-in-kind and step-coupon securities are types of debt instruments that do not necessarily make payments of interest in fixed amounts or at fixed intervals. Asset-backed securities, convertible securities, corporate debt securities, foreign securities, low and below investment grade securities, mortgage-backed securities, municipal securities, participation interests, stripped securities, U.S. Government and related obligations and other types of debt instruments may be structured as zero-coupon, pay-in-kind and step-coupon securities.

Zero-coupon securities do not pay interest on a current basis but instead accrue interest over the life of the security. These securities include, among others, zero-coupon bonds, which either may be issued at a discount by a corporation or government entity or may be created by a brokerage firm when it strips the coupons from a bond or note and then sells the bond or note and the coupon separately. This technique is used frequently with U.S. Treasury bonds, and zero-coupon securities are marketed under such names as CATS (Certificate of Accrual on Treasury Securities), TIGERs or STRIPS. Zero-coupon bonds also are issued by municipalities. Buying a municipal zero-coupon bond frees its purchaser of the obligation to pay regular federal income tax on imputed interest, since the interest is exempt for regular federal income tax purposes. Zero-coupon certificates of deposit and zero-coupon mortgages are generally structured in the same fashion as zero-coupon bonds; the certificate of deposit holder or mortgage holder receives face value at maturity and no payments until then.

Pay-in-kind securities normally give the issuer an option to pay cash at a coupon payment date or to give the holder of the security a similar security with the same coupon rate and a face value equal to the amount of the coupon payment that would have been made.

Step-coupon securities trade at a discount from their face value and pay coupon interest that gradually increases over time. The coupon rate is paid according to a schedule for a series of periods, typically lower for an initial period and then increasing to a higher coupon rate thereafter. The discount from the face amount or par value depends on the time remaining until cash payments begin, prevailing interest rates, liquidity of the security and the perceived credit quality of the issue.

Zero-coupon, step-coupon and pay-in-kind securities holders generally have substantially all the rights and privileges of holders of the underlying coupon obligations or principal obligations. Holders of these securities typically have the right upon default on the underlying coupon obligations or principal obligations to proceed directly and individually against the issuer and are not required to act in concert with other holders of such securities.

See Appendix A for a discussion of securities ratings.

Although one or more of the other risks described in this SAI may also apply, the risks typically associated with zero-coupon, step-coupon, and pay-in-kind securities include: Credit Risk, Interest Rate Risk and Zero-Coupon Bonds Risk.

Information Regarding Risks

The following is a summary of risk characteristics associated with the various investment instruments available to the Funds for investment. A Fund’s risk profile is largely defined by the Fund’s primary portfolio holdings and principal investment strategies. However, most Funds are allowed to use certain other strategies and investments that may have different risk characteristics. Accordingly, one or more of the following types of risk may be associated with a Fund at any time (for a description of principal risks and investment strategies for an individual Fund, please see that Fund’s prospectus):

Active Management Risk. Performance of actively managed Funds will reflect, in part, the ability of the portfolio managers to select investments and to make investment decisions that are suited to achieving the Fund’s investment objective. Due to a Fund’s active management, the Fund could underperform its benchmark index and/or other funds with a similar investment objective and/or strategies. A Fund may fail to achieve its investment objective and you may lose money.

Allocation Risk. There is a risk that a Fund’s allocation among asset classes, investments, managers, strategies and/or investment styles will cause the Fund’s shares to lose value or cause the Fund to underperform other funds with a similar investment objective and/or strategies, or that the investments themselves will not produce the returns expected.

Asset-Backed Securities Risk. The value of the Fund’s asset-backed securities may be affected by, among other things, changes in interest rates, factors concerning the interests in and structure of the issuer or the originator of the receivables, the creditworthiness of the entities that provide any supporting letters of credit, surety bonds or other credit enhancements, or the market’s assessment of the quality of underlying assets. Asset-backed securities represent interests in, or are backed by, pools of receivables such as credit card, auto, student and home equity loans. They may also be backed by securities backed by

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these types of loans and others, such as mortgage loans. Asset-backed securities can have a fixed or an adjustable rate. Most asset-backed securities are subject to prepayment risk, which is the possibility that the underlying debt may be refinanced or prepaid prior to maturity during periods of declining or low interest rates, causing the Fund to have to reinvest the money received in securities that have lower yields. In addition, the impact of prepayments on the value of asset-backed securities may be difficult to predict and may result in greater volatility. Rising or high interest rates tend to extend the duration of asset-backed securities, resulting in valuations that are volatile and sensitive to changes in interest rates.

Changing Distribution Level Risk. The amount of the distributions paid by the Fund will vary and generally depends on the amount of interest income and/or dividends received by the Fund on the securities it holds. The Fund may not be able to pay distributions or may have to reduce its distribution level if the interest income and/or dividends the Fund receives from its investments decline.

Commodity-Related Investment Risk. The value of commodities investments will generally be affected by overall market movements and factors specific to a particular industry or commodity, which may include demand for the commodity, weather, embargoes, tariffs, and economic health, political, international, regulatory and other developments. Economic and other events (whether real or perceived) can reduce the demand for commodities, which may, in turn, reduce market prices and cause the value of Fund shares to fall. The frequency and magnitude of such changes cannot be predicted. Exposure to commodities and commodities markets may subject the value of the Fund’s investments to greater volatility than other types of investments. No, or limited, active trading market may exist for certain commodities investments, which may impair the ability to sell or to realize the full value of such investments in the event of the need to liquidate such investments. In addition, adverse market conditions may impair the liquidity of actively traded commodities investments. Certain types of commodities instruments (such as commodity-linked swaps and commodity-linked structured notes) are subject to the risk that the counterparty to the instrument may not perform or be unable to perform in accordance with the terms of the instrument.

Concentration Risk. To the extent that the Fund concentrates its investment in particular issuers, countries, geographic regions, industries or sectors, the Fund may be subject to greater risks of adverse developments in such areas of focus than a fund that invests in a wider variety of issuers, countries, geographic regions, industries, sectors or investments.

Confidential Information Access Risk. In managing the Fund, the Investment Manager normally will seek to avoid the receipt of material, non-public information (Confidential Information) about the issuers of floating rate loans being considered for acquisition by the Fund, or held in the Fund. In many instances, issuers of floating rate loans offer to furnish Confidential Information to prospective purchasers or holders of the issuer’s floating rate loans to help potential investors assess the value of the loan. The Investment Manager’s decision not to receive Confidential Information from these issuers may disadvantage the Fund as compared to other floating rate loan investors, and may adversely affect the price the Fund pays for the loans it purchases, or the price at which the Fund sells the loans. Further, in situations when holders of floating rate loans are asked, for example, to grant consents, waivers or amendments, the Investment Manager’s ability to assess the desirability of such consents, waivers or amendments may be compromised. For these and other reasons, it is possible that the Investment Manager’s decision under normal circumstances not to receive Confidential Information could adversely affect the Fund’s performance.

Convertible Securities Risk. Convertible securities are subject to the usual risks associated with debt securities, such as interest rate risk (i.e., the risk of losses attributable to changes in interest rates) and credit risk (i.e., the risk that the issuer of a fixed-income security may or will default or otherwise become unable, or be perceived to be unable or unwilling, to honor a financial obligation, such as making payments to the Fund when due). Convertible securities also react to changes in the value of the common stock into which they convert, and are thus subject to market risk (i.e., the risk that the market values of securities or other investments that the Fund holds will fall, sometimes rapidly or unpredictably, or fail to rise). Because the value of a convertible security can be influenced by both interest rates and the common stock’s market movements, a convertible security generally is not as sensitive to interest rates as a similar debt security, and generally will not vary in value in response to other factors to the same extent as the underlying common stock. In the event of a liquidation of the issuing company, holders of convertible securities would typically be paid before the company’s common stockholders but after holders of any senior debt obligations of the company. The Fund may be forced to convert a convertible security before it otherwise would choose to do so, which may decrease the Fund’s return.

Counterparty Risk. The risk exists that a counterparty to a financial instrument held by the Fund or by a special purpose or structured vehicle in which the Fund invests may become insolvent or otherwise fail to perform its obligations due to financial difficulties, including making payments to the Fund. The Fund may obtain no or limited recovery in a bankruptcy or other organizational proceedings, and any recovery may be significantly delayed. Transactions that the Fund enters into may involve counterparties in the financial services sector and, as a result, events affecting the financial services sector may cause the Fund’s share value to fluctuate.

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Credit Risk. Credit risk is the risk that the borrower of a loan or the issuer of another debt security may or will default or otherwise become unable or unwilling, or is perceived to be unable or unwilling, to honor a financial obligation, such as making payments to the Fund. Rating agencies assign credit ratings to certain loans and other fixed-income securities to indicate their credit risk. The price of a loan or other debt security generally will fall if the borrower or the issuer defaults on its obligation to pay principal or interest, the rating agencies downgrade the credit rating of the borrower or the issuer or other news affects the market’s perception of the credit risk of the borrower or the issuer. If the issuer of a loan declares bankruptcy or is declared bankrupt, there may be a delay before the Fund can act on the collateral securing the loan, which may adversely affect the Fund. Further, there is a risk that a court could take action with respect to a loan adverse to the holders of the loan, such as invalidating the loan, the lien on the collateral, the priority status of the loan, or ordering the refund of interest previously paid by the borrower. Any such actions by a court could adversely affect the Fund’s performance. If the Fund purchases unrated loans or other debt securities, the Fund will depend on analysis of credit risk more heavily than usual. Non-investment grade loans or securities (commonly called “high-yield” or “junk”) have greater price fluctuations and are more likely to experience a default than investment grade loans or securities. A default or expected default of a loan could also make it difficult for the Fund to sell the loan at a price approximating the value previously placed on it. In order to enforce its rights in the event of a default, bankruptcy or similar situation, the Fund may be required to retain legal or similar counsel. This may increase the Fund’s operating expenses and adversely affect net asset value. Loans that have a lower priority for repayment in an issuer’s capital structure may involve a higher degree of overall risk than more senior loans of the same borrower.

Depositary Receipts Risks. Depositary receipts are receipts issued by a bank or trust company and evidence of ownership of underlying securities issued by foreign companies. Some foreign securities are traded in the form of American Depositary Receipts (ADRs). Depositary receipts involve the risks of other investments in foreign securities, including risks associated with investing in the particular country, including the political, regulatory, economic, social and other conditions or events occurring in the country, as well as fluctuations in its currency. In addition, ADR holders may not have all the legal rights of shareholders and may experience difficulty in receiving shareholder communications.

Derivatives Risk. Losses involving derivative instruments may be substantial, because a relatively small price movement in the underlying security(ies), instrument, commodity, currency or index may result in a substantial loss for the Fund. In addition to the potential for increased losses, the use of derivative instruments may lead to increased volatility within the Fund. Derivatives will typically increase the Fund’s exposure to principal risks to which it is otherwise exposed, and may expose the Fund to additional risks, including correlation risk (related to hedging risk and is the risk that there may be an incomplete correlation between the hedge and the opposite position, which may result in increased or unanticipated losses), counterparty risk (the risk that the counterparty to the instrument will not perform or be able to perform in accordance with the terms of the instrument), leverage risk (the risk that losses from the derivative instrument may be greater than the amount invested in the derivative instrument), hedging risk (the risk that a hedging strategy may not eliminate the risk that it is intended to offset, and may offset gains), and liquidity risk (it may not be possible for the Fund to liquidate the instrument at an advantageous time or price, each of which may result in significant and unanticipated losses to the Fund). Below is more detailed information on certain derivatives expected to be utilized by the Fund.

Derivatives Risk/Commodity-Linked Futures Contracts. The loss that may be incurred by the Fund in entering into futures contracts is potentially unlimited and may exceed the amount of the premium. Futures markets are highly volatile and the use of futures by the Fund may increase the volatility of the Fund’s net asset value. Additionally, as a result of the low collateral deposits normally required in futures trading, a relatively small price movement in a futures contract may result in substantial losses to the Fund. Futures contracts may be illiquid. The liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced. Furthermore, exchanges may limit fluctuations in futures contract prices during a trading session by imposing a maximum permissible price movement on each futures contract. The Fund may be disadvantaged if it is prohibited from executing a trade outside the daily permissible price movement. Moreover, to the extent the Fund engages in futures contracts on foreign exchanges, such exchanges may not provide the same protection as U.S. exchanges.

Derivatives Risk/Commodity-Linked Structured Notes Risk. The use of commodity-linked structured notes is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The Fund’s investments in commodity-linked structured notes involve substantial risks, including risk of loss of interest and principal, lack of a secondary (i.e., liquid) market, and risk of greater volatility than investments in traditional equity and debt markets.

If payment of interest on a commodity-linked structured note is linked to the value of a particular commodity, commodity index or other economic variable, the Fund might receive lower interest payments (or not receive any of the interest due) on its investments if there is a loss of value of the underlying investment. Further, to the extent that the amount of principal to be

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repaid upon maturity is linked to the value of a particular commodity, commodity index or other economic variable, the Fund might not receive a portion (or any) of the principal at maturity of the investment or upon earlier exchange. At any time, the risk of loss associated with a particular structured note in the Fund’s portfolio may be significantly higher than the value of the note.

A liquid secondary market may not exist for the commodity-linked structured notes held in the Fund’s portfolio, which may make it difficult for the notes to be sold at a price acceptable to the portfolio managers or to accurately value them. Investment in commodity-linked structured notes also subjects the Fund to counterparty risk (the risk that the counterparty to the instrument will not perform or be able to perform in accordance with the terms of the instrument) and hedging risk (the risk that a hedging strategy may not eliminate the risk that it is intended to offset), each of which may lead to losses within the Fund).

The value of the commodity-linked structured notes may fluctuate significantly because the values of the underlying investments to which they are linked are themselves volatile. Additionally, the particular terms of a commodity-linked structured note may create economic leverage by requiring payment by the issuer of an amount that is a multiple of the price increase or decrease of the underlying commodity, commodity index, or other economic variable. Economic leverage will increase the volatility of the value of these commodity-linked notes as they may increase or decrease in value more quickly than the underlying commodity, commodity index or other economic variable.

Derivatives Risk/Commodity-Linked Swaps Risk. The use of commodity-linked swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. Commodity-linked swaps could result in losses if the underlying asset or reference does not perform as anticipated. The value of swaps, like many other derivatives, may move in unexpected ways and may result in losses for the Fund. Such transactions can have the potential for unlimited losses. Such risk is heightened in the case of short swap transactions. Swaps can involve greater risks than direct investment in the underlying asset, because swaps may be leveraged (creating leverage risk) and are subject to counterparty risk (the risk that the counterparty to the instrument will not perform or be able to perform in accordance with the terms of the instrument), hedging risk (the risk that a hedging strategy may not eliminate the risk that it is intended to offset, and may offset gains, which may lead to losses within the Fund), pricing risk (the risk that swaps may be difficult to value) and liquidity risk (the risk that it may not be possible to liquidate a swap position at an advantageous time or price), each of which may result in significant and unanticipated losses to the Fund.

Derivatives Risk/Credit Default Swap Indexes Risk. A credit default swap (CDS) is an agreement between two parties in which one party agrees to make one or more payments to the second party, while the second party assumes the risk of certain defaults, generally a failure to pay on a referenced debt obligation or the bankruptcy of the obligation’s issuer. As such, a CDS generally enables an investor to buy or sell protection against a credit event. A credit default index (CDX) is an index of CDS. Credit default swap indexes (CDSX) are swap agreements that are intended to track the performance of a CDX. CDSX allow an investor, such as the Fund, to manage credit risk or to take a position on a basket of debt obligations more efficiently than transacting in single name CDS. If a credit event occurs in one of the reference issuers, the protection is paid out through the delivery of the defaulted bond by the buyer of protection in return for payment of the notional value of the defaulted bond by the seller of protection or through a cash settlement between the two parties. The reference issuer is then removed from the index. CDSX are subject to the risk that the Fund’s counterparty will default on its obligations. If such a default were to occur, any contractual remedies that the Fund may have may be subject to bankruptcy and insolvency laws, which could delay or limit the Fund’s recovery. Thus, if the counterparty under a CDSX defaults on its obligation to make payments thereunder, as a result of its bankruptcy or otherwise, the Fund may lose such payments altogether, or collect only a portion thereof, which collection could involve costs or delays. The Fund’s return from investment in CDSX may not match the return of the referenced index. Further, investment in CDSX could result in losses if the referenced index does not perform as expected. Unexpected changes in the composition of the index may also affect performance of CDSX. If a referenced index has a dramatic intraday move that causes a material decline in the Fund’s net assets, the terms of the Fund’s CDSX may permit the counterparty to immediately close out the transaction. In that event, the Fund may be unable to enter into another CDSX or otherwise achieve desired exposure, even if the referenced index reverses all or a portion of its intraday move.

Derivatives Risk/Credit Default Swaps Risk. The use of credit default swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. A credit default swap enables an investor to buy or sell protection against a credit event, such as an issuer’s failure to make timely payments of interest or principal, bankruptcy or restructuring. A credit default swap may be embedded within a structured note or other derivative instrument. The value of swaps, like many other derivatives, may move in unexpected ways and may result in losses for the Fund. Swaps can involve greater risks than direct investment in the underlying securities, because swaps, among other factors, may be leveraged (creating leverage risk, the risk that losses from the derivative instrument may be greater than the amount invested in the derivative instrument) and subject the Fund to counterparty risk (the risk that the counterparty to the instrument will not perform or be unable to perform in accordance with the terms of the instrument),

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hedging risk (the risk that a hedging strategy may not eliminate the risk that it is intended to offset, and may offset gains, which may lead to losses within the Fund), pricing risk (the risk that swaps may be difficult to value) and liquidity risk (the risk that it may not be possible for the Fund to liquidate a swap position at an advantageous time or price), each of which may result in significant and unanticipated losses. If the Fund is selling credit protection, there is a risk that a credit event will occur and that the Fund will have to pay the counterparty. If the Fund is buying credit protection, there is a risk that no credit event will occur.

Derivatives Risk/Forward Contracts. A forward is a contract between two parties to buy or sell an asset at a specified future time at a price agreed today. Forwards are traded in the over-the-counter markets. The Fund may purchase forward contracts, including those on mortgage-backed securities in the “to be announced” (TBA) market. In the TBA market, the seller agrees to deliver the mortgage backed securities for an agreed upon price on an agreed upon date, but makes no guarantee as to which or how many securities are to be delivered. Investments in forward contracts subject the Fund to counterparty risk.

Derivatives Risk/Forward Foreign Currency Contracts Risk. The use of forward foreign currency contracts is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. These instruments are a type of derivative contract, whereby the Fund may agree to buy or sell a country’s or region’s currency at a specific price on a specific date in the future. These instruments may fall in value due to foreign market downswings or foreign currency value fluctuations. The effectiveness of any currency hedging strategy by a Fund may be reduced by the Fund’s inability to precisely match forward contract amounts and the value of securities involved. Forward foreign currency contracts used for hedging may also limit any potential gain that might result from an increase or decrease in the value of the currency. When entering into forward foreign currency contracts, unanticipated changes in the currency markets could result in reduced performance for the Fund. At or prior to maturity of a forward contract, the Fund may enter into an offsetting contract and may incur a loss to the extent there has been movement in forward contract prices. When the Fund converts its foreign currencies into U.S. dollars, it may incur currency conversion costs due to the spread between the prices at which it may buy and sell various currencies in the market. Investment in these instruments also subjects the Fund, among other factors, to counterparty risk (the risk that the counterparty to the instrument will not perform or be unable to perform in accordance with the terms of the instrument).

Derivatives Risk/Forward Interest Rate Agreements Risk. Under forward interest rate agreements, the buyer locks in an interest rate at a future settlement date. If the interest rate on the settlement date exceeds the lock rate, the buyer pays the seller the difference between the two rates (based on the notional value of the agreement). If the lock rate exceeds the interest rate on the settlement date, the seller pays the buyer the difference between the two rates (based on the notional value of the agreement). The Fund may act as a buyer or a seller. Investment in these instruments subjects the Fund to risks, including counterparty risk (the risk that the counterparty to the instrument will not perform or be able to perform in accordance with the terms of the instrument), hedging risk (the risk that a hedging strategy may not eliminate the risk that it is intended to offset, and may offset gains, which may lead to losses within the Fund) and interest rate risk (the risk of losses attributable to changes in interest rates).

Derivatives Risk/Futures Contracts Risk. The use of futures contracts is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. A futures contract is a sales contract between a buyer (holding the “long” position) and a seller (holding the “short” position) for an asset with delivery deferred until a future date. The buyer agrees to pay a fixed price at the agreed future date and the seller agrees to deliver the asset. The seller hopes that the market price on the delivery date is less than the agreed upon price, while the buyer hopes for the contrary. The liquidity of the futures markets depends on participants entering into off-setting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced. In addition, futures exchanges often impose a maximum permissible price movement on each futures contract for each trading session. The Fund may be disadvantaged if it is prohibited from executing a trade outside the daily permissible price movement. Moreover, to the extent the Fund engages in futures contracts on foreign exchanges, such exchanges may not provide the same protection as U.S. exchanges. The loss that may be incurred in entering into futures contracts may exceed the amount of the premium paid and may be potentially unlimited. Futures markets are highly volatile and the use of futures may increase the volatility of the Fund’s net asset value (NAV). Additionally, as a result of the low collateral deposits normally involved in futures trading, a relatively small price movement in a futures contract may result in substantial losses to the Fund. Investment in these instruments involves risks, including counterparty risk (the risk that the counterparty to the instrument will not perform or be able to perform in accordance with the terms of the instrument), hedging risk (the risk that a hedging strategy may not eliminate the risk that it is intended to offset) and pricing risk (the risk that the instrument may be difficult to value), each of which may result in significant and unanticipated losses.

Derivatives Risk/Inflation Rate Swaps Risk. An inflation rate swap is a derivative instrument used to transfer inflation risk from one party to another through an exchange of cash flows. In an inflation rate swap, one party pays a fixed rate on a

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notional principal amount, while the other party pays a floating rate linked to an inflation index, such as the Consumer Price Index (CPI). Investments in inflation rate swaps subject the Fund (and, therefore, shareholders) to risks, including hedging risk (the risk that a hedging strategy may not eliminate the risk that it is intended to offset), counterparty risk (the risk that the counterparty to the instrument will not perform or be able to perform in accordance with the terms of the instrument), and inflation risk (the risk that inflation rates may change drastically as a result of unexpected shifts in the global economy).

Derivatives Risk/Interest Rate Swaps Risk. Interest rate swaps can be based on various measures of interest rates, including LIBOR, swap rates, treasury rates and other foreign interest rates. A swap agreement can increase or decrease the volatility of the Fund’s investments and its net asset value. The value of swaps, like many other derivatives, may move in unexpected ways and may result in losses for the Fund. Swaps can involve greater risks than direct investment in securities, because swaps may be leveraged, and are, among other factors, subject to counterparty risk (the risk that the counterparty to the instrument will not perform or be able to perform in accordance with the terms of the instrument), hedging risk (the risk that a hedging strategy may not eliminate the risk that it is intended to offset), pricing risk (the risk that swaps may be difficult to value), liquidity risk (the risk that it may not be possible to liquidate a swap position at an advantageous time or price) and interest rate risk (the risk of losses attributable to changes in interest rates) each of which may result in significant and unanticipated losses to the Fund.

Derivatives Risk/Inverse Floaters Risk. Inverse floaters (or inverse variable or floating rate securities) are a type of derivative, long-term fixed income obligation with a variable or floating interest rate that moves in the opposite direction of short-term interest rates. As short-term interest rates go down, the holders of the inverse floaters receive more income and, as short-term interest rates go up, the holders of the inverse floaters receive less income. Variable rate securities provide for a specified periodic adjustment in the interest rate, while floating rate securities have interest rates that change whenever there is a change in a designated benchmark rate or the issuer’s credit quality. While inverse floaters tend to provide more income than similar term and credit quality fixed-rate bonds, they also exhibit greater volatility in price movement. There is a risk that the current interest rate on variable and floating rate securities may not accurately reflect current market interest rates or adequately compensate the holder for the current creditworthiness of the issuer. Some variable or floating rate securities are structured with liquidity features and some may include market-dependent liquidity features that may present greater liquidity risk. Other risks associated with transactions in inverse floaters include interest rate risk (the risk of losses attributable to changes in interest rates), counterparty risk (the risk that the issuer of a security may or will default or otherwise become unable, or be perceived to be unable or unwilling, to honor a financial obligation, such as making payments when due) and hedging risk (the risk that a hedging strategy may not eliminate the risk that it is intended to offset) each of which may result in significant and unanticipated losses to the Fund.

Derivatives Risk/Options Risk. The use of options is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The Fund may buy and sell call and put options, including options on currencies, interest rates and swap agreements (commonly referred to as swaptions), If the Fund sells a put option, there is a risk that the Fund may be required to buy the underlying asset at a disadvantageous price. If the Fund sells a call option, there is a risk that the Fund may be required to sell the underlying asset at a disadvantageous price, and if the call option sold is not covered (for example, by owning the underlying asset), the Fund’s losses are potentially unlimited. Options may be traded on a securities exchange or in the over-the-counter market. These transactions involve other risks, including counterparty risk (the risk that the counterparty to the instrument will not perform or be able to perform in accordance with the terms of the instrument) and hedging risk (the risk that a hedging strategy may not eliminate the risk that it is intended to offset, and may offset) each of which may result in significant and unanticipated losses to the Fund.

Derivatives Risk/Swaps Risk. The use of swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. In a swap transaction, one party agrees to pay the other party an amount equal to the return, based upon an agreed-upon notional value, of a defined underlying asset or a non-asset reference (such as an index) during a specified period of time. In return, the other party would make periodic payments based on a fixed or variable interest rate or on the return from a different underlying asset or non-asset reference based upon an agreed-upon notional value. Swaps could result in losses if the underlying asset or reference does not perform as anticipated. The value of swaps, like many other derivatives, may move in unexpected ways and may result in losses for the Fund. Such transactions can have the potential for unlimited losses. Such risk is heightened in the case of swap transactions involving short exposures. Swaps can involve greater risks than direct investment in the underlying asset, because swaps may be leveraged (creating leverage risk in that the Fund’s exposure and potential losses are greater than the amount invested) and are subject to counterparty risk (the risk that the counterparty to the instrument will not perform or be able to perform in accordance with the terms of the instrument), hedging risk (the risk that a hedging strategy may not eliminate the risk that it is intended to offset) pricing risk (the risk that swaps may be difficult to value) and liquidity risk (the risk that it may not be possible to liquidate a swap position at an advantageous time or price) each of which may result in significant and unanticipated losses to the Fund.

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Derivatives Risk/Total Return Swaps Risk. The use of total return swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. In a total return swap transaction, one party agrees to pay the other party an amount equal to the total return of a defined underlying asset (such as an equity security or basket of such securities) or a non-asset reference (such as an index) during a specified period of time. In return, the other party makes periodic payments based on a fixed or variable interest rate or on the total return from a different underlying asset or non-asset reference. Total return swaps could result in losses if the underlying asset or reference does not perform as anticipated. Such transactions can have the potential for unlimited losses. The value of swaps, like many other derivatives, may move in unexpected ways and may result in losses for the Fund. Swaps can involve greater risks than direct investment in securities, because swaps may be leveraged, are subject to counterparty risk (the risk that the counterparty to the instrument will not perform or be able to perform in accordance with the terms of the instrument), hedging risk (the risk that a hedging strategy may not eliminate the risk that it is intended to offset, and may offset gains, which may lead to losses within the Fund), pricing risk (the risk that it may be difficult to value) and liquidity risk (the risk that it may not be possible for the Fund to liquidate a swap position at an advantageous time or price) each of which may result in significant and unanticipated losses to the Fund.

Derivatives Risk/Warrants Risk. Warrants are securities giving the holder the right, but not the obligation, to buy the stock of an issuer at a given price (generally higher than the value of the stock at the time of issuance) during a specified period or perpetually. Warrants may be acquired separately or in connection with the acquisition of securities. Warrants do not carry with them the right to dividends or voting rights and they do not represent any rights in the assets of the issuer. In addition, the value of a warrant does not necessarily change with the value of the underlying securities, and a warrant ceases to have value if it is not exercised prior to its expiration date. Warrants may be subject to the risk that the securities could lose value. There also is the risk that the potential exercise price may exceed the market price of the warrants or rights. Investment in these instruments also subject the Fund to liquidity risk (the risk that it may not be possible for the Fund to liquidate the instrument at an advantageous time or price), which may result in significant and unanticipated losses to the Fund.

Dollar Rolls Risk. Dollar rolls are transactions in which the Fund sells securities to a counterparty and simultaneously agrees to purchase those or similar securities in the future at a predetermined price. Dollar rolls involve the risk that the market value of the securities the Fund is obligated to repurchase may decline below the repurchase price, or that the counterparty may default on its obligations. These transactions may also increase the Fund’s portfolio turnover rate. If the Fund reinvests the proceeds of the security sold, the Fund will also be subject to the risk that the investments purchased with such proceeds will decline in value (a form of leverage risk).

Emerging Market Securities Risk. Securities issued by foreign governments or companies in emerging market countries are more likely to have greater exposure to the risks of investing in foreign securities that are described in Foreign Securities Risk. In addition, emerging market countries are more likely to experience instability resulting, for example, from rapid changes or developments in social, political, economic or other conditions. Their economies are usually less mature and their securities markets are typically less developed with more limited trading activity (i.e., lower trading volumes and less liquidity) than more developed countries. Emerging market securities tend to be more volatile than securities in more developed markets. Many emerging market countries are heavily dependent on international trade and have fewer trading partners, which makes them more sensitive to world commodity prices and economic downturns in other countries. Some emerging market countries have a higher risk of currency devaluations, and some of these countries may experience periods of high inflation or rapid changes in inflation rates and may have hostile relations with other countries.

Equity-Linked Notes Risk. An equity-linked note (ELN) is a debt instrument whose value is based on the value of a single equity security, basket of equity securities or an index of equity securities (each, an Underlying Equity). An ELN typically provides interest income, thereby offering a yield advantage over investing directly in an Underlying Equity. The Fund may purchase ELNs that trade on a securities exchange or those that trade on the over-the-counter markets, including securities offered and sold under Rule 144A of the Securities Act of 1933, as amended. The Fund may also purchase an ELN in a privately negotiated transaction with the issuer of the ELN (or its broker-dealer affiliate). The Fund’s investment in ELNs has the potential to lead to significant losses because ELNs are subject to the market and volatility risks associated with their Underlying Equity, and to additional risks not typically associated with investments in listed equity securities, such as liquidity risk, credit risk of the issuer and concentration risk. The liquidity of unlisted ELNs is normally determined by the willingness of the issuer to make a market in the ELN. While the Fund will seek to purchase ELNs only from issuers that it believes to be willing to, and capable of, repurchasing the ELN at a reasonable price, there can be no assurance that the Fund will be able to sell any ELN at such a price or at all. This may impair the Fund’s ability to enter into other transactions at a time when doing so might be advantageous. In addition, because ELNs often take the form of unsecured notes of the issuer, the Fund would be subject to the risk that the issuer may default on its obligations under the ELN, thereby subjecting the Fund to the further risk of being too concentrated in the securities (including ELNs) of that issuer. The Fund may or may not hold an ELN until its maturity.

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Exchange-Traded Fund (ETF) Risk. An ETF’s share price may not track its specified market index (if any) and may trade below its net asset value. Certain ETFs use a “passive” investment strategy and will not attempt to take defensive positions in volatile or declining markets. Other ETFs in which the Fund may invest are actively managed ETFs (i.e., they do not track a particular benchmark), which subjects the Fund to active management risk. An active secondary market in an ETF’s shares may not develop or be maintained and may be halted or interrupted due to actions by its listing exchange, unusual market conditions or other reasons. There can be no assurance an ETF’s shares will continue to be listed on an active exchange. In addition, shareholders bear both their proportionate share of the Fund’s expenses and similar expenses incurred through ownership of the ETF.

The Funds generally expect to purchase shares of ETFs through broker-dealers in transactions on a securities exchange, and in such cases the Funds will pay customary brokerage commissions for each purchase and sale. Shares of an ETF may also be acquired by depositing a specified portfolio of the ETF’s underlying securities, as well as a cash payment generally equal to accumulated dividends of the securities (net of expenses) up to the time of deposit, with the ETF’s custodian, in exchange for which the ETF will issue a quantity of new shares sometimes referred to as a “creation unit”. Similarly, shares of an ETF purchased on an exchange may be accumulated until they represent a creation unit, and the creation unit may be redeemed in kind for a portfolio of the underlying securities (based on the ETF’s net asset value) together with a cash payment generally equal to accumulated dividends as of the date of redemption. The Funds may redeem creation units for the underlying securities (and any applicable cash), and may assemble a portfolio of the underlying securities (and any required cash) to purchase creation units. The Funds’ ability to redeem creation units may be limited by the 1940 Act, which provides that ETFs, the shares of which are purchased in reliance on Section 12(d)(1)(F) of the 1940 Act, will not be obligated to redeem such shares in an amount exceeding one percent of their total outstanding securities during any period of less than 30 days.

Foreign Currency Risk. The performance of the Fund may be materially affected positively or negatively by foreign currency strength or weakness relative to the U.S. dollar, particularly if the Fund invests a significant percentage of its assets in foreign securities or other assets denominated in currencies other than the U.S. dollar. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, imposition of currency controls and economic or political developments in the U.S. or abroad. The Fund may also incur currency conversion costs when converting foreign currencies into U.S. dollars and vice versa.

Foreign Currency-Related Tax Risk. As a regulated investment company (RIC), the Fund must derive at least 90% of its gross income for each taxable year from sources treated as “qualifying income” under the Internal Revenue Code of 1986, as amended. The Fund may gain exposure to local currency markets through forward currency contracts. Although foreign currency gains currently constitute “qualifying income,” the Treasury Department has the authority to issue regulations excluding from the definition of “qualifying income” a RIC’s foreign currency gains not “directly related” to its “principal business” of investing in stock or securities (or options and futures with respect thereto). Such regulations might treat gains from some of the Fund’s foreign currency-denominated positions as not qualifying income and there is a remote possibility that such regulations might be applied retroactively, in which case, the Fund might not qualify as a RIC for one or more years. In the event the Treasury Department issues such regulations, the Fund’s Board may authorize a significant change in investment strategy or the Fund’s liquidation.

Foreign Securities Risk. Investments in foreign securities involve certain risks not associated with investments in securities of U.S. companies. For example, foreign markets can be extremely volatile. Foreign securities are primarily denominated in foreign currencies. Fluctuations in currency exchange rates may impact the value of foreign securities, without a change in the intrinsic value of those securities. Foreign securities may also be less liquid than domestic securities so that the Fund may, at times, be unable to sell foreign securities at desirable times or prices. Brokerage commissions, custodial costs and other fees are also generally higher for foreign securities. The Fund may have limited or no legal recourse in the event of default with respect to certain foreign securities, including those issued by foreign governments. In addition, foreign governments may impose withholding or other taxes on the Fund’s income and capital gain on foreign securities, which could reduce the Fund’s yield on such securities. Other risks include possible delays in the settlement of transactions or in the payment of income; generally less publicly available information about companies; the impact of economic, political, social, diplomatic or other conditions or events; possible seizure, expropriation or nationalization of a company or its assets; possible imposition of currency exchange controls; accounting, auditing and financial reporting standards that may be less comprehensive and stringent than those applicable to domestic companies; and to the relatively less stringent standard of care to which local agents may be held in the local markets. In addition; it may be difficult to obtain reliable information about the securities and business operations of certain foreign issuers. Governments or trade groups may compel local agents to hold securities in designated depositories that are not subject to independent evaluation. The less developed a country’s securities market is, the greater the level of risk.

Frontier Market Risk. Frontier market countries generally have smaller economies and even less developed capital markets than typical emerging market countries (which themselves have increased investment risk relative to investing in more

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developed markets) and, as a result, the risks of investing in emerging market countries are magnified in frontier market countries. The increased risks include the potential for extreme price volatility and illiquidity in frontier market countries; government ownership or control of parts of private sector and of certain companies; trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which frontier market countries trade; and the relatively new and unsettled securities laws in many frontier market countries. Securities issued by foreign governments or companies in frontier market countries are even more likely than emerging markets securities to have greater exposure to the risks of investing in foreign securities that are described in Foreign Securities Risk. In addition, frontier market countries are more likely to experience instability resulting, for example, from rapid changes or developments in social, political and economic conditions. Many frontier market countries are heavily dependent on international trade, which makes them more sensitive to world commodity prices and economic downturns and other conditions in other countries. Some frontier market countries have a higher risk of currency devaluations, and some of these countries may experience periods of high inflation or rapid changes in inflation rates and may have hostile relations with other countries.

Fund-of-Funds Risk. There is risk that the Fund portfolio managers’ investment determinations regarding asset classes or underlying funds and the Fund’s allocations thereto may not be successful, in whole or in part. There is also a risk that the selected underlying funds’ performance may be lower than the performance of the asset class they were selected to represent or may be lower than the performance of alternative underlying funds that could have been selected to represent the asset class. The Fund also is exposed to the same risks as the underlying funds in direct proportion to the allocation of its assets among the underlying funds. The ability of the Fund to realize its investment objective(s) will depend, in large part, on the extent to which the underlying funds realize their investment objective. There is no guarantee that the underlying funds will achieve their respective investment objectives. The performance of underlying funds could be adversely affected if other entities that invest in the same underlying funds make relatively large investments or redemptions in such underlying funds. The Fund, and its shareholders, indirectly bear a portion of the expenses of any funds in which the Fund invests. Because the expenses and costs of a fund are shared by its investors, redemptions by other investors in the fund could result in decreased economies of scale and increased operating expenses for such fund. These transactions might also result in higher brokerage, tax or other costs for a fund. This risk may be particularly important when one investor owns a substantial portion of a fund. The Investment Manager may have potential conflicts of interest in selecting affiliated underlying funds for investment by the Fund because the fees paid to it by some underlying funds are higher than the fees paid by other underlying funds.

Geographic Concentration Risk. The Fund may be particularly susceptible to economic, political, regulatory or other events or conditions affecting issuers and countries within the specific geographic regions in which the Fund invests. Currency devaluations could occur in countries that have not yet experienced currency devaluation to date, or could continue to occur in countries that have already experienced such devaluations. As a result, the Fund’s net asset value may be more volatile than a more geographically diversified fund.

Growth Securities Risk. Growth securities typically trade at a higher multiple of earnings than other types of equity securities. Accordingly, the market values of growth securities may be more sensitive to adverse economic or other circumstances or changes in current or expected earnings than the market values of other types of securities. In addition, growth securities, at times, may not perform as well as value securities or the stock market in general, and may be out of favor with investors for varying periods of time.

Health Care Sector Risk. Companies in the health care sector are subject to extensive government regulation. Their profitability can be affected significantly and adversely by restrictions on government reimbursement for medical expenses, government approval of medical products and services, competitive pricing pressures, an increased emphasis on outpatient and other alternative services and other factors. In many cases, patent protection is integral to the success of companies in the health care sector, and profitability can be affected materially by, among other things, the cost of obtaining (or failing to obtain) patent approvals, the cost of litigating patent infringement and the loss of patent protection for medical products (which significantly increases pricing pressures and can materially reduce profitability with respect to such products). Companies in the health care sector also potentially are subject to extensive product liability and other similar litigation. Companies in the health care sector are affected by the rising cost of medical products and services, and the effects of such rising costs can be particularly pronounced for companies that are dependent on a relatively limited number of products or services. Medical products also frequently become obsolete due to industry innovation or other causes. Because the Fund invests a significant portion of its net assets in the equity securities of health care companies, the Fund’s price may be more volatile than a fund that is invested in a more diverse range of companies in different market sectors.

Highly Leveraged Transactions Risk. The loans or other securities in which the Fund invests may consist of transactions involving refinancings, recapitalizations, mergers and acquisitions and other financings for general corporate purposes. The Fund’s investments also may include senior obligations of a borrower issued in connection with a restructuring pursuant to Chapter 11 of the U.S. Bankruptcy Code (commonly known as “debtor-in-possession” financings), provided that such senior

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obligations are determined by the Fund’s portfolio managers to be a suitable investment for the Fund. In such highly leveraged transactions, the borrower assumes large amounts of debt in order to have the financial resources to attempt to achieve its business objectives. Such business objectives may include but are not limited to: management’s taking over control of a company (leveraged buy-out); reorganizing the assets and liabilities of a company (leveraged recapitalization); or acquiring another company. Loans or securities that are part of highly leveraged transactions involve a greater risk (including default and bankruptcy) than other investments.

Impairment of Collateral Risk. The value of collateral, if any, securing a loan can decline, and may be insufficient to meet the borrower’s obligations or difficult or costly to liquidate. In addition, the Fund’s access to collateral may be limited by bankruptcy or other insolvency laws. Further, certain floating rate and other loans may not be fully collateralized and may decline in value.

Inflation-Protected Securities Risk. Inflation-protected debt securities tend to react to changes in real interest rates. Real interest rates can be described as nominal interest rates minus the expected impact of inflation. In general, the price of an inflation-protected debt security falls when real interest rates rise, and rises when real interest rates fall. Interest payments on inflation-protected debt securities will vary as the principal and/or interest is adjusted for inflation and may be more volatile than interest paid on ordinary bonds. In periods of deflation, the Fund may have no income at all from such investments. Income earned by a shareholder depends on the amount of principal invested, and that principal will not grow with inflation unless the shareholder reinvests the portion of Fund distributions that comes from inflation adjustments. The Fund’s investment in certain inflation-protected debt securities may generate taxable income in excess of the interest they pay to the Fund, which may cause the Fund to sell investments to obtain cash to make income distributions to shareholders, including at times when it may not be advantageous to do so.

Initial Public Offering (IPO) Risk. IPOs are subject to many of the same risks as investing in companies with smaller market capitalizations. To the extent the Fund determines to invest in IPOs, it may not be able to invest to the extent desired, because, for example, only a small portion (if any) of the securities being offered in an IPO are available to the Fund. The investment performance of the Fund during periods when it is unable to invest significantly or at all in IPOs may be lower than during periods when the Fund is able to do so. In addition, as the Fund increases in size, the impact of IPOs on the Fund’s performance will generally decrease. IPOs sold within 12 months of purchase may result in increased short-term capital gains, which will be taxable to the Fund’s shareholders as ordinary income.

Interest Rate Risk. Interest rate risk is the risk of losses attributable to changes in interest rates. In general, if prevailing interest rates rise, the values of debt securities will tend to fall, and if interest rates fall, the values of debt securities will tend to rise. Changes in the value of a debt security usually will not affect the amount of income the Fund receives from it but may affect the value of the Fund’s shares. In general, the longer the maturity or duration of a debt security, the greater its sensitivity to changes in interest rates. Interest rate changes also may increase prepayments of debt obligations, which, in turn, would increase prepayment risk. Securities with floating interest rates are typically less sensitive to interest rate changes, but may decline in value if their interest rates do not rise as much as interest rates in general. Because rates on certain floating rate loans and other debt securities reset only periodically, changes in prevailing interest rates (and particularly sudden and significant changes) can be expected to cause fluctuations in the Fund’s net asset value.

Investing in Other Funds Risk. The Fund’s investment in other funds (affiliated and/or unaffiliated funds, including exchange-traded funds (ETFs)) subjects the Fund to the investment performance (positive or negative) and risks of these underlying funds in direct proportion to the Fund’s investment therein. The performance of underlying funds could be adversely affected if other entities that invest in the same underlying funds make relatively large investments or redemptions in such underlying funds. The Fund, and its shareholders, indirectly bear a portion of the expenses of any funds in which the Fund invests. Because the expenses and costs of a fund are shared by its investors, redemptions by other investors in the fund could result in decreased economies of scale and increased operating expenses for such fund. These transactions might also result in higher brokerage, tax or other costs for the Fund. This risk may be particularly important when one investor owns a substantial portion of another fund. The Investment Manager may have potential conflicts of interest in selecting affiliated underlying funds for investment by the Fund because the fees paid to it by some underlying funds are higher than the fees paid by other underlying funds, as well as a potential conflict in selecting affiliated funds over unaffiliated funds.

Issuer Risk. An issuer in which the Fund invests may perform poorly, and therefore, the value of its securities may decline, which would negatively affect the Fund’s performance. Poor performance may be caused by poor management decisions, competitive pressures, breakthroughs in technology, reliance on suppliers, labor problems or shortages, corporate restructurings, fraudulent disclosures, natural disasters or other events, conditions or factors.

Leverage Risk. Leverage occurs when the Fund increases its assets available for investment using borrowings, short sales, derivatives, or similar instruments or techniques. The use of leverage may make any change in the Fund’s net asset value (NAV) even greater and thus result in increased volatility of returns. Short sales involve borrowing securities and then selling

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them, the Fund’s short sales effectively leverage the Fund’s assets. The Fund’s assets that are used as collateral to secure the Fund’s obligations to return the securities sold short may decrease in value while the short positions are outstanding, which may force the Fund to use its other assets to increase the collateral. Leverage can create an interest expense that may lower the Fund’s overall returns. Leverage presents the opportunity for increased net income and capital gains, but also exaggerates the Fund’s risk of loss. There can be no guarantee that a leveraging strategy will be successful.

Liquidity Risk. Liquidity risk is the risk associated with a lack of marketability of investments which may make it difficult to sell the investment at a desirable time or price. The Fund may have to lower the selling price, sell other investments, or forego another, more appealing investment opportunity. Judgment plays a larger role in valuing these investments as compared to valuing more liquid investments.

Low and Below Investment Grade (High-Yield) Securities Risk. Securities with the lowest investment grade rating, securities rated below investment grade (commonly called “high-yield” or “junk” bonds) and unrated securities of comparable quality tend to be more sensitive to credit risk than higher-rated securities and may react more to perceived changes in the ability of the issuing entity or obligor to pay interest and principal when due than to changes in interest rates. These investments have greater price fluctuations and are more likely to experience a default than higher-rated securities. High-yield securities are considered to be predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal. These securities typically pay a premium – a higher interest rate or yield – because of the increased risk of loss, including default. These securities may require a greater degree of judgment to establish a price, may be difficult to sell at the time and price the Fund desires, may carry high transaction costs, and also are generally less liquid than higher-rated securities. The securities ratings provided by third party rating agencies are based on analyses by these ratings agencies of the credit quality of the securities and may not take into account every risk related to whether interest or principal will be timely repaid. In adverse economic and other circumstances, issuers of lower-rated securities are more likely to have difficulty making principal and interest payments than issuers of higher-rated securities.

Market Risk. Market risk refers to the possibility that the market values of securities or other investments that the Fund holds will fall, sometimes rapidly or unpredictably, or fail to rise. Security values may fall or fail to rise because of a variety of factors affecting (or the market’s perception of) individual companies (e.g., an unfavorable earnings report), industries or sectors, or the market as a whole, reducing the value of an investment in the Fund. Accordingly, an investment in the Fund could lose money over short or even long periods. The market values of the securities the Fund holds also can be affected by changes or perceived changes in U.S. or foreign economies and financial markets, and the liquidity of these securities, among other factors. In general, equity securities tend to have greater price volatility than debt securities. In addition, common stock prices may be sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase.

Master Limited Partnership Risk. Investments in securities (units) of master limited partnerships involve risks that differ from an investment in common stock. Holders of these units have more limited rights to vote on matters affecting the partnership. These units may be subject to cash flow and dilution risks. There are also certain tax risks associated with such an investment. In particular, the Fund’s investment in master limited partnerships can be limited by the Fund’s intention to qualify as a regulated investment company for U.S. federal income tax purposes, and can limit the Fund’s ability to so qualify. In addition, conflicts of interest may exist between common unit holders, subordinated unit holders and the general partner of a master limited partnership, including a conflict arising as a result of incentive distribution payments. In addition, there are risks related to the general partner’s right to require unit holders to sell their common units at an undesirable time or price.

Mid-Cap Company Securities Risk. Securities of mid-capitalization companies (mid-cap companies) can, in certain circumstances, have more risk than securities of larger capitalization companies (larger companies). For example, mid-cap companies may be more vulnerable to market downturns and adverse business or economic events than larger companies because they may have more limited financial resources and business operations. Mid-cap companies are also more likely than larger companies to have more limited product lines and operating histories and to depend on smaller management teams. Securities of mid-cap companies may trade less frequently and in smaller volumes and may be less liquid and fluctuate more sharply in value than securities of larger companies. When the Fund takes significant positions in mid-cap companies with limited trading volumes, the liquidation of those positions, particularly in a distressed market, could be difficult and result in Fund investment losses. In addition, some mid-cap companies may not be widely followed by the investment community, which can lower the demand for their stocks.

Money Market Fund Investment Risk. An investment in a money market fund is not a bank deposit and is not insured or guaranteed by any bank, the FDIC or any other government agency. Although money market funds seek to preserve the value of investments at $1.00 per share, it is possible for the Fund to lose money by investing in money market funds. In addition to the fees and expenses that the Fund directly bears, the Fund indirectly bears the fees and expenses of any money market funds in which it invests, including affiliated money market funds. To the extent these fees and expenses are expected to equal or exceed 0.01% of the Fund’s average daily net assets, they will be reflected in the Annual Fund Operating Expenses set forth

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in the table under “Fees and Expenses of the Fund.” By investing in a money market fund, the Fund will be exposed to the investment risks of the money market fund in direct proportion to such investment. The money market fund may not achieve its investment objective. The Fund, through its investment in the money market fund, may not achieve its investment objective. To the extent the Fund invests in instruments such as derivatives, the Fund may hold investments, which may be significant, in money market fund shares to cover its obligations resulting from the Fund’s investments in derivatives.

Mortgage- and Other Asset-Backed Securities Risk. The value of any mortgage-backed and other asset-backed securities held by the Fund may be affected by, among other things, changes or perceived changes in: interest rates, factors concerning the interests in and structure of the issuer or the originator of the mortgages or other assets, the creditworthiness of the entities that provide any supporting letters of credit, surety bonds or other credit enhancements, or the market’s assessment of the quality of underlying assets. Mortgage-backed securities represent interests in, or are backed by, pools of mortgages from which payments of interest and principal (net of fees paid to the issuer or guarantor of the securities) are distributed to the holders of the mortgage-backed securities. Mortgage-backed securities can have a fixed or an adjustable rate. Payment of principal and interest on some mortgage-backed securities (but not the market value of the securities themselves) may be guaranteed (i) by the full faith and credit of the U.S. Government (in the case of securities guaranteed by the Government National Mortgage Association) or (ii) by its agencies, authorities, enterprises or instrumentalities (in the case of securities guaranteed by the Federal National Mortgage Association (FNMA) or the Federal Home Loan Mortgage Corporation (FHLMC)), which are not insured or guaranteed by the U.S. Government (although FNMA and FHLMC may be able to access capital from the U.S. Treasury to meet their obligations under such securities). Mortgage-backed securities issued by non-governmental issuers (such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers) may be supported by various credit enhancements, such as pool insurance, guarantees issued by governmental entities, letters of credit from a bank or senior/subordinated structures, and may entail greater risk than obligations guaranteed by the U.S. Government, whether or not such obligations are guaranteed by the private issuer. Mortgage-backed securities are subject to prepayment risk, which is the possibility that the underlying mortgage may be refinanced or prepaid prior to maturity during periods of declining or low interest rates, causing the Fund to have to reinvest the money received in securities that have lower yields. In addition, the impact of prepayments on the value of mortgage-backed securities may be difficult to predict and may result in greater volatility. Rising or high interest rates tend to extend the duration of mortgage-backed securities, making them more volatile and more sensitive to changes in interest rates.

Municipal Securities Risk. Municipal securities are debt obligations generally issued to obtain funds for various public purposes, including general financing for state and local governments, or financing for a specific project or public facility. Municipal securities can be significantly affected by political and legislative changes at the state or federal level. Municipal securities may be fully or partially backed by the taxing authority of the local government, by the credit of a private issuer, by the current or anticipated revenues from a specific project or specific assets or by domestic or foreign entities providing credit support, such as letters of credit, guarantees or insurance, and are generally classified into general obligation bonds and special revenue obligations. General obligation bonds are backed by an issuer’s taxing authority and may be vulnerable to limits on a government’s power or ability to raise revenue or increase taxes. They may also depend for payment on legislative appropriation and/or funding or other support from other governmental bodies. Revenue obligations are payable from revenues generated by a particular project or other revenue source, and are typically subject to greater risk of default than general obligation bonds because investors can look only to the revenue generated by the project or other revenue source backing the project, rather than to the general taxing authority of the state or local government issuer of the obligations. Because many municipal securities are issued to finance projects in sectors such as education, health care, transportation and utilities, conditions in those sectors can affect the overall municipal market. Municipal securities generally pay interest that, in the opinion of bond counsel, is free from U.S. federal income tax (and, in some cases, the federal alternative minimum tax). There is no assurance that the Internal Revenue Service (IRS) will agree with this opinion or that U.S. federal income tax law will not change. In the event the IRS determines that the issuer does not comply with relevant tax requirements or U.S. federal income tax law changes, interest payments from a security could become federally taxable, possibly retroactively to the date the security was issued, and the value of the security would likely fall. As a shareholder of the Fund, you may be required to file an amended tax return and pay additional taxes as a result. The amount of publicly available information for municipal issuers is generally less than for corporate issuers.

Municipal Securities Risk/Health Care Sector Risk. The Fund’s investments in municipal securities may include securities of issuers in the health care sector, which subjects the Fund’s investments to the risks associated with that sector, including the risk of regulatory action or policy changes by numerous governmental agencies and bodies, including federal, state, and local governmental agencies, as well as requirements imposed by private entities, such as insurance companies. A major source of revenue for the health care industry is payments from the Medicare and Medicaid programs. As a result, the industry is sensitive to legislative changes and reductions in governmental spending for such programs. Numerous other factors may affect the industry, such as general and local economic conditions, demand for services, expenses (including, among others, malpractice

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insurance premiums) and competition among health care providers. Additional factors also may adversely affect health care facility operations, such as adoption of legislation proposing a national health insurance program, other state or local health care reform measures, medical and technological advances that alter the need for or cost of health services or the way in which such services are delivered, changes in medical coverage that alter the traditional fee-for-service revenue stream, and efforts by employers, insurers, and governmental agencies to reduce the costs of health insurance and health care services.

Opportunistic Investing Risk. Undervalued securities involve the risk that they may never reach their expected full market value, either because the market fails to recognize the security’s intrinsic worth or the expected value was misgauged. Undervalued securities also may decline in price even though the Investment Manager believes they are already undervalued. Turnaround companies may never improve their fundamentals, may take much longer than expected to improve, or may improve much less than expected. Development stage companies could fail to develop and deplete their assets, resulting in large percentage losses.

Preferred Stock Risk. Preferred stock is a type of stock that generally pays dividends at a specified rate and that has preference over common stock in the payment of dividends and the liquidation of assets. Preferred stock does not ordinarily carry voting rights. The price of a preferred stock is generally determined by earnings, type of products or services, projected growth rates, experience of management, liquidity, and general market conditions of the markets on which the stock trades. The most significant risks associated with investments in preferred stock include Issuer Risk, Market Risk and Interest Rate Risk (i.e., the risk of losses attributable to changes in interest rates).

Prepayment and Extension Risk. Prepayment and extension risk is the risk that a loan, bond or other security or investment might be called or otherwise converted, prepaid or redeemed before maturity. This risk is primarily associated with asset-backed securities, including mortgage-backed securities and floating rate loans. If the investment is converted, prepaid or redeemed before maturity, particularly during a time of declining interest rates or spreads, the portfolio managers may not be able to invest the proceeds in other investments providing as high a level of income, resulting in a reduced yield to the Fund. Conversely, as interest rates rise or spreads widen, the likelihood of prepayment decreases and the maturity of the investment may extend. The portfolio managers may be unable to capitalize on securities with higher interest rates or wider spreads because the Fund’s investments are locked in at a lower rate for a longer period of time.

Quantitative Model Risk. The Fund may use quantitative methods to select investments. Securities or other investments selected using quantitative methods may perform differently from the market as a whole or from their expected performance for many reasons, including factors used in building the quantitative analytical framework, the weights placed on each factor, and changing sources of market returns, among others. Any errors or imperfections in the Fund portfolio manager’s quantitative analyses or models, or in the data on which they are based, could adversely affect the portfolio manager’s effective use of such analyses or models, which in turn could adversely affect the Fund’s performance. There can be no assurance that these methodologies will enable the Fund to achieve its objective.

Real Estate-Related Investment Risk. Investment in real estate investment trusts (REITs) and in securities of other companies (wherever organized) principally engaged in the real estate industry subjects the Fund to, among other risks, risks similar to those of direct investments in real estate and the real estate industry in general, including risks related to general and local economic conditions, possible lack of availability of financing and changes in interest rates or property values. REITs are entities that either own properties or make construction or mortgage loans, and also may include operating or finance companies. The value of REIT shares is affected by, among other factors, changes in the value of the underlying properties owned by the REIT, by changes in the prospect for earnings and/or cash flow growth of the REIT itself, defaults by borrowers or tenants, market saturation, decreases in market rates for rents, and other economic, political, or regulatory matters affecting the real estate industry, including REITs. REITs and similar non-U.S. entities depend upon specialized management skills, may have limited financial resources, may have less trading volume in their securities, and may be subject to more abrupt or erratic price movements than the overall securities markets. REITs are also subject to the risk of failing to qualify for tax-free pass-through of income. Some REITs (especially mortgage REITs) are affected by risks similar to those associated with investments in debt securities including changes in interest rates and the quality of credit extended.

Redemption Risk. The Fund may need to sell portfolio securities to meet redemption requests. The Fund could experience a loss when selling portfolio securities to meet redemption requests if there is (i) significant redemption activity by shareholders, including, for example, when a single investor or few large investors make a significant redemption of Fund shares, (ii) a disruption in the normal operation of the markets in which the Fund buys and sells portfolio securities or (iii) the inability of the Fund to sell portfolio securities because such securities are illiquid. In such events, the Fund could be forced to sell portfolio securities at unfavorable prices in an effort to generate sufficient cash to pay redeeming shareholders. The Fund may suspend redemptions or the payment of redemption proceeds when permitted by applicable regulations.

Regulatory Risk. Changes in government regulations may adversely affect the value of a security held by the Fund. In addition, the SEC has proposed amendments to money market regulation. These changes may have a significant impact on

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the operation of money market funds, which may, among other things, reduce yield. These changes may result in reduced yields for money market funds. The SEC or the Congress may adopt additional reforms to money market regulation, which may impact the operation or performance of the Fund.

Reinvestment Risk. Reinvestment risk is the risk that the Fund will not be able to reinvest income or principal at the same return it is currently earning.

Repurchase Agreements Risk. Repurchase agreements are agreements in which the seller of a security to the Fund agrees to repurchase that security from the Fund at a mutually agreed upon price and time. Repurchase agreements carry the risk that the counterparty may not fulfill its obligations under the agreement. This could cause the Fund’s income and the value of your investment in the Fund to decline.

Reverse Repurchase Agreements Risk. Reverse repurchase agreements are agreements in which a Fund sells a security to a counterparty, such as a bank or broker-dealer, in return for cash and agrees to repurchase that security at a mutually agreed upon price and time. Reverse repurchase agreements carry the risk that the market value of the security sold by the Fund may decline below the price at which the Fund must repurchase the security. Reverse repurchase agreements also may be viewed as a form of borrowing.

Rule 144A Securities Risk. The Fund may invest significantly in Rule 144A securities that are determined to be liquid in accordance with procedures adopted by the Fund’s Board. However, an insufficient number of qualified institutional buyers interested in purchasing Rule 144A securities at a particular time could affect adversely the marketability of such securities and the Fund might be unable to dispose of such securities promptly or at reasonable prices. Accordingly, even if determined to be liquid, the Fund’s holdings of Rule 144A securities may increase the level of Fund illiquidity if eligible buyers become uninterested in buying them at a particular time. The Fund may also have to bear the expense of registering the securities for resale and the risk of substantial delays in effecting the registration. Additionally, the purchase price and subsequent valuation of restricted and illiquid securities normally reflect a discount, which may be significant, from the market price of comparable securities for which a more liquid market exists.

Sector Risk. At times, the Fund may have a significant portion of its assets invested in securities of companies conducting business in a related group of industries within an economic sector. Companies in the same economic sector may be similarly affected by economic, regulatory, political or market events or conditions, making the Fund more vulnerable to unfavorable developments in that economic sector than funds that invest more broadly. The more a fund diversifies its investments, the more it spreads risk and potentially reduces the risks of loss and volatility.

Short Positions Risk. The Fund may establish short positions which introduce more risk to the Fund than long positions (where the Fund owns the instrument) because the maximum sustainable loss on an instrument purchased (held long) is limited to the amount paid for the instrument plus the transaction costs, whereas there is no maximum price of the shorted instrument when purchased in the open market. Therefore, in theory, short positions have unlimited risk. The Fund’s use of short positions in effect “leverages” the Fund. Leverage potentially exposes the Fund to greater risks of loss due to unanticipated market movements, which may magnify losses and increase the volatility of returns. To the extent the Fund takes a short position in a derivative instrument, this involves the risk of a potentially unlimited increase in the value of the underlying instrument.

Small- and Mid-Cap Company Securities Risk. Securities of small- and mid-capitalization companies (small- and mid-cap companies) can, in certain circumstances, have a higher potential for gains than securities of larger, more established companies (larger companies) but may also have more risk. For example, small- and mid-cap companies may be more vulnerable to market downturns and adverse business or economic events than larger companies because they may have more limited financial resources and business operations. Small- and mid-cap companies are also more likely than larger companies to have more limited product lines and operating histories and to depend on smaller management teams. Securities of small- and mid-cap companies may trade less frequently and in smaller volumes and may be less liquid and fluctuate more sharply in value than securities of larger companies. When the Fund takes significant positions in small- and mid-cap companies with limited trading volumes, the liquidation of those positions, particularly in a distressed market, could be prolonged and result in Fund investment losses. In addition, some small- and mid-cap companies may not be widely followed by the investment community, which can lower the demand for their stocks.

Sovereign Debt Risk. A sovereign debtor’s willingness or ability to repay principal and pay interest in a timely manner may be affected by a variety of factors, including its cash flow situation, the extent of its reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the sovereign debtor’s policy toward international lenders, and the political constraints to which a sovereign debtor may be subject.

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With respect to sovereign debt of emerging market issuers, investors should be aware that certain emerging market countries are among the largest debtors to commercial banks and foreign governments. At times, certain emerging market countries have declared moratoria on the payment of principal and interest on external debt. Certain emerging market countries have experienced difficulty in servicing their sovereign debt on a timely basis and that has led to defaults and the restructuring of certain indebtedness to the detriment of debt-holders. Sovereign debt risk is increased for emerging market issuers.

Special Situations Risk. Securities of companies that are involved in an initial public offering or a major corporate event, such as a business consolidation or restructuring, may present special risk because of the high degree of uncertainty that can be associated with such events. Securities issued in initial public offerings often are issued by companies that are in the early stages of development, have a history of little or no revenues and may operate at a loss following the offering. It is possible that there will be no active trading market for the securities after the offering, and that the market price of the securities may be subject to significant and unpredictable fluctuations. Investing in special situations may have a magnified effect on the performance of funds with small amounts of assets.

Stripped Securities Risk. Stripped securities are the separate income or principal components of debt securities. These securities are particularly sensitive to changes in interest rates, and therefore subject to greater fluctuations in price than typical interest bearing debt securities. For example, stripped mortgage-backed securities have greater interest rate risk than mortgage-backed securities with like maturities, and stripped treasury securities have greater interest rate risk than traditional government securities with identical credit ratings.

Technology and Technology-Related Investment Risk. Companies in the technology sector and technology-related sectors are subject to significant competitive pressures, such as aggressive pricing of their products or services, new market entrants, competition for market share, short product cycles due to an accelerated rate of technological developments and the potential for limited earnings and/or falling profit margins. These companies also face the risks that new services, equipment or technologies will not be accepted by consumers and businesses or will become rapidly obsolete. These factors can affect the profitability of these companies and, as a result, the value of their securities. Also, patent protection is integral to the success of many companies in these sectors, and profitability can be affected materially by, among other things, the cost of obtaining (or failing to obtain) patent approvals, the cost of litigating patent infringement and the loss of patent protection for products (which significantly increases pricing pressures and can materially reduce profitability with respect to such products). In addition, many technology companies have limited operating histories. Prices of these companies’ securities historically have been more volatile than other securities, especially over the short term. If a Fund concentrates its investments (or, invests a significant portion of its net assets in securities of technology and technology-related companies), the Fund’s price may be more volatile than a fund that is invested in a more diverse range of market sectors.

U.S. Government Obligations Risk. While U.S. Treasury obligations are backed by the “full faith and credit” of the U.S. Government, such securities are nonetheless subject to credit risk (i.e., the risk that the U.S. Government may be, or may be perceived to be, unable or unwilling to honor its financial obligations, such as making payments). Securities issued or guaranteed by federal agencies or authorities and U.S. Government-sponsored instrumentalities or enterprises may or may not be backed by the full faith and credit of the U.S. Government. For example, securities issued by the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association and the Federal Home Loan Banks are neither insured nor guaranteed by the U.S. Government. These securities may be supported by the ability to borrow from the U.S. Treasury or only by the credit of the issuing agency, authority, instrumentality or enterprise and, as a result, are subject to greater credit risk than securities issued or guaranteed by the U.S. Treasury.

Zero-Coupon Bonds Risk. Zero-coupon bonds are bonds that do not pay interest in cash on a current basis, but instead accrue interest over the life of the bond. As a result, these securities are issued at a discount and their values may fluctuate more than the values of similar securities that pay interest periodically. Although these securities pay no interest to holders prior to maturity, interest accrued on these securities is reported as income to the Fund and affects the amounts distributed to its shareholders, which may cause the Fund to sell investments to obtain cash to make income distributions to shareholders, including at times when it may not be advantageous to do so.

Borrowings

In general, pursuant to the 1940 Act, a Fund may borrow money only from banks in an amount not exceeding 33 1⁄3% of its total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that come to exceed this amount must be reduced within three days (not including Sundays and holidays) to the extent necessary to comply with the 33 1⁄3% limitation.

The Funds participate in a committed line of credit (Line of Credit). Any advance under the Line of Credit is contemplated primarily for temporary or emergency purposes.

Statement of Additional Information – December 1, 2013	Page 67

Lending of Portfolio Securities

To generate additional income, a Fund may lend up to 33%, or such lower percentage specified by the Fund or Adviser of the value of its total assets (including securities out on loan) to broker-dealers, banks or other institutional borrowers of securities. JPMorgan serves as lending agent (the Lending Agent) to the Funds pursuant to a securities lending agreement (the Securities Lending Agreement) approved by the Board. Under the Securities Lending Agreement, the Lending Agent loans securities to approved borrowers pursuant to borrower agreements in exchange for collateral. Collateral may consist of cash, securities issued by the U.S. Government or its agencies or instrumentalities (collectively, “U.S. Government securities”) or such other collateral as may be approved by the Board. For loans secured by cash, the Fund retains the interest earned on cash collateral investments, but is required to pay the borrower a rebate for the use of the cash collateral. For loans secured by U.S. Government securities, the borrower pays a borrower fee to the Lending Agent on behalf of the Fund. If the market value of the loaned securities goes up, the Lending Agent will require additional collateral from the borrower.

If the market value of the loaned securities goes down, the borrower may request that some collateral be returned. During the existence of the loan, the lender will receive from the borrower amounts equivalent to any dividends, interest or other distributions on the loaned securities, as well as interest on such amounts.

Loans are subject to termination by a Fund or a borrower at any time. A Fund may choose to terminate a loan in order to vote in a proxy solicitation if the Fund has knowledge of a material event to be voted on that would affect the Fund’s investment in the loaned security.

Securities lending involves counterparty risk, including the risk that a borrower may not provide additional collateral when required or return the loaned securities in a timely manner. Counterparty risk also includes a potential loss of rights in the collateral if the borrower or the Lending Agent defaults or fails financially. This risk is increased if a Fund’s loans are concentrated with a single borrower or limited number of borrowers. There are no limits on the number of borrowers a Fund may use and a Fund may lend securities to only one or a small group of borrowers. Funds participating in securities lending also bear the risk of loss in connection with investments of cash collateral received from the borrowers. Cash collateral is invested in accordance with investment guidelines contained in the Securities Lending Agreement and approved by the Board. Some or all of the cash collateral received in connection with the securities lending program may be invested in one or more pooled investment vehicles, including, among other vehicles, money market funds managed by the Lending Agent (or its affiliates). The Lending Agent shares in any income resulting from the investment of such cash collateral, and an affiliate of the Lending Agent may receive asset-based fees for the management of such pooled investment vehicles, which may create a conflict of interest between the Lending Agent (or its affiliates) and the Fund with respect to the management of such cash collateral. To the extent that the value or return of a Fund’s investments of the cash collateral declines below the amount owed to a borrower, a Fund may incur losses that exceed the amount it earned on lending the security. The Lending Agent will indemnify a Fund from losses resulting from a borrower’s failure to return a loaned security when due, but such indemnification does not extend to losses associated with declines in the value of cash collateral investments. The Investment Manager is not responsible for any loss incurred by the Funds in connection with the securities lending program.

The Funds currently do not participate in the securities lending program, but the Board may determine to renew participation in the future.

Statement of Additional Information – December 1, 2013	Page 68

INVESTMENT MANAGEMENT AND OTHER SERVICES

The Investment Manager and Subadvisers

Columbia Management Investment Advisers, LLC, located at 225 Franklin Street, Boston, MA 02110, is the investment adviser of the Funds and also serves as the investment adviser and administrator of other funds in the Columbia Fund Complex. The Investment Manager is a wholly-owned subsidiary of Ameriprise Financial, which is located at 1099 Ameriprise Financial Center, Minneapolis, MN 55474. Ameriprise Financial is a holding company, which primarily conducts business through its subsidiaries to provide financial planning, products and services that are designed to be utilized as solutions for clients’ cash and liquidity, asset accumulation, income, protection and estate and wealth transfer needs.

The Investment Manager has entered into a personnel-sharing arrangement with Threadneedle, an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial. Pursuant to this arrangement, certain employees of Threadneedle may serve as “associated persons” of the Investment Manager and, in this capacity, subject to the oversight and supervision of the Investment Manager and consistent with the investment objectives, policies and limitations set forth in each Fund’s prospectus and SAI, may provide research and related services, and discretionary investment management services (including acting as portfolio managers) to certain Funds on behalf of the Investment Manager.

As of the date of this SAI, the International Value Fund invests all or substantially all of its assets in the Master Portfolio. At a meeting held on November 18-20, 2013, the Board voted to take various actions to convert the Fund into a stand-alone fund that will invest directly in individual portfolio securities rather than investing in the Master Portfolio. The conversion is expected to occur on December 16, 2013. Prior to this date, the International Value Fund will not pay investment management fees because advisory services are provided to the Master Portfolio, which is subject to an investment management fee. On and after December 16, 2013, the International Value Fund will be subject to the same investment management fee as the Master Portfolio.

Services Provided

Under the Investment Management Services Agreement, the Investment Manager has contracted to furnish each Fund with investment research and advice. For these services, unless otherwise noted, each Fund pays a monthly fee to the Investment Manager based on the average of the daily closing value of the total net assets of a Fund for such month. Under the Investment Management Services Agreement, any liability of the Investment Manager to the Trusts, a Fund and/or its shareholders is limited to situations involving the Investment Manager’s own willful misfeasance, bad faith, negligence in the performance of its duties or reckless disregard of its obligations and duties. Neither the Investment Manager, nor any of its respective directors, officers, partners, principals, employees, or agents shall be liable for any acts or omissions or for any losses suffered by a Fund or its shareholders or creditors.

The Investment Management Services Agreement may be terminated with respect to a Fund at any time on 60 days’ written notice by the Investment Manager or by the Board or by a vote of a majority of the outstanding voting securities of a Fund. The Investment Management Services Agreement will automatically terminate upon any assignment thereof, will continue in effect for two years from its initial effective date and thereafter will continue from year to year with respect to a Fund only so long as such continuance is approved at least annually (i) by the Board or by a vote of a majority of the outstanding voting securities of a Fund and (ii) by vote of a majority of the Trustees who are not interested persons (as such term is defined in the 1940 Act) of the Investment Manager or the Trusts, cast in person at a meeting called for the purpose of voting on such approval.

The Investment Manager pays all compensation of the Trustees and officers of the Trusts who are employees of the Investment Manager or its affiliates. Except to the extent expressly assumed by the Investment Manager and except to the extent required by law to be paid or reimbursed by the Investment Manager, the Investment Manager does not have a duty to pay any Fund operating expenses incurred in the organization and operation of a Fund, including, but not limited to, auditing, legal, custodial, investor servicing and shareholder reporting expenses. The Trusts pay the cost of printing and mailing Fund prospectuses to shareholders.

The Investment Manager, at its own expense, provides office space, facilities and supplies, equipment and personnel for the performance of its functions under each Fund’s Investment Management Services Agreement.

Advisory Fee Rates Paid by the Funds

Each Fund, unless otherwise noted, pays the Investment Manager an annual fee for its investment advisory services, as set forth in the Investment Management Services Agreement, and as shown in the section entitled Fees and Expenses of the Fund – Annual Fund Operating Expenses in each Fund’s prospectus. The fee is calculated as a percentage of the average daily net assets of each Fund and is paid monthly. The Investment Manager and/or its affiliates may from time to time waive fees and/or reimburse a Fund’s expenses. See the Fund’s prospectuses for more information.

Statement of Additional Information – December 1, 2013	Page 69

The Investment Manager receives a monthly investment advisory fee* based on each Fund’s average daily net assets at the following annual rates:

Investment Management Services Agreement Fee Schedule

Fund	Assets (billions)	Annual rate at each asset level
Absolute Return Currency and Income Fund	First $1.0	0.890%
	Next $1.0	0.865%
	Next $1.0	0.840%
	Next $3.0	0.815%
	Next $1.5	0.790%
	Next $1.5	0.775%
	Next $1.0	0.770%
	Next $5.0	0.760%
	Next $5.0	0.750%
	Next $4.0	0.740%
	Next $26.0	0.720%
	Over $50.0	0.700%

Absolute Return Emerging Markets Macro Fund	First $0.5	0.920%
Absolute Return Enhanced Multi-Strategy Fund	Next $0.5	0.875%
	Next $2.0	0.850%
	Next $3.0	0.830%
	Over $6.0	0.800%

Absolute Return Multi-Strategy Fund	First $0.5	0.820%
	Next $0.5	0.775%
	Next $2.0	0.750%
	Next $3.0	0.730%
	Over $6.0	0.700%

AMT-Free Tax-Exempt Bond Fund	First $1.0	0.410%
	Next $1.0	0.385%
	Next $1.0	0.360%
	Next $3.0	0.335%
	Next $1.5	0.310%
	Next $2.5	0.300%
	Next $5.0	0.290%
	Next $9.0	0.280%
	Next $26.0	0.260%
	Over $50.0	0.250%

AP – Diversified Equity Income Fund	First $0.5	0.660%
	Next $0.5	0.615%
	Next $0.5	0.570%
	Next $1.5	0.520%
	Next $3.0	0.510%
	Over $6.0	0.490%

Asia Pacific ex-Japan Fund	First $0.25	0.800%
	Next $0.25	0.775%
	Next $0.25	0.750%
	Next $0.25	0.725%
	Next $0.5	0.700%
	Next $1.5	0.650%
	Next $3.0	0.640%
	Next $14.0	0.620%
	Next $4.0	0.610%
	Next $26.0	0.600%
	Over $50.0	0.570%

Statement of Additional Information – December 1, 2013	Page 70

Fund	Assets (billions)	Annual rate at each asset level
CA Intermediate Municipal Bond Fund	First $0.5	0.400%
GA Intermediate Municipal Bond Fund	Next $0.5	0.350%
MD Intermediate Municipal Bond Fund	Next $0.5	0.320%
NC Intermediate Municipal Bond Fund	Next $1.5	0.290%
SC Intermediate Municipal Bond Fund	Next $3.0	0.280%
VA Intermediate Municipal Bond Fund	Over $6.0	0.270%

Commodity Strategy Fund	First $0.5	0.550%
	Next $0.5	0.505%
	Next $2.0	0.480%
	Next $3.0	0.460%
	Over $6.0	0.440%

Convertible Securities Fund	First $0.5	0.760%
Mid Cap Value Fund	Next $0.5	0.715%
Mid Cap Value Opportunity Fund	Next $0.5	0.670%
	Over $1.5	0.620%

Diversified Equity Income Fund	First $0.5	0.660%
	Next $0.5	0.615%
	Next $0.5	0.570%
	Next $1.5	0.520%
	Next $3.0	0.510%
	Over $6.0	0.490%

Dividend Opportunity Fund	First $0.5	0.660%
Global Opportunities Fund(a)	Next $0.5	0.615%
	Next $0.5	0.570%
	Next $1.5	0.520%
	Next $3.0	0.510%
	Over $6.0	0.490%

Emerging Markets Bond Fund	First $0.5	0.530%
	Next $0.5	0.525%
	Next $1.0	0.515%
	Next $1.0	0.495%
	Next $3.0	0.480%
	Next $1.5	0.455%
	Next $1.5	0.440%
	Next $1.0	0.431%
	Next $5.0	0.419%
	Next $5.0	0.409%
	Next $4.0	0.393%
	Next $26.0	0.374%
	Over $50.0	0.353%

Equity Value Fund	First $0.5	0.660%
	Next $0.5	0.615%
	Next $0.5	0.570%
	Next $1.5	0.520%
	Next $3.0	0.510%
	Over $6.0	0.490%

European Equity Fund	First $0.25	0.800%
	Next $0.25	0.775%
	Next $0.25	0.750%
	Next $0.25	0.725%
	Next $0.5	0.700%
	Next $1.5	0.650%
	Next $3.0	0.640%
	Next $14.0	0.620%
	Next $4.0	0.610%
	Next $26.0	0.600%
	Over $50.0	0.570%

Statement of Additional Information – December 1, 2013	Page 71

Fund	Assets (billions)	Annual rate at each asset level
Flexible Capital Income Fund	First $0.5	0.590%
	Next $0.5	0.575%
	Next $2.0	0.560%
	Next $3.0	0.530%
	Over $6.0	0.500%

Floating Rate Fund	First $0.25	0.590%
High Yield Bond Fund(b)	Next $0.25	0.575%
	Next $0.25	0.570%
	Next $0.25	0.560%
	Next $1.0	0.550%
	Next $1.0	0.540%
	Next $3.0	0.515%
	Next $1.5	0.490%
	Next $1.5	0.475%
	Next $1.0	0.450%
	Next $5.0	0.435%
	Next $5.0	0.425%
	Next $4.0	0.400%
	Next $26.0	0.385%
	Over $50.0	0.360%

Global Bond Fund	First $1.0	0.570%
	Next $1.0	0.525%
	Next $1.0	0.520%
	Next $3.0	0.515%
	Next $1.5	0.510%
	Next $4.5	0.500%
	Next $8.0	0.490%
	Next $30.0	0.480%
	Over $50.0	0.470%

Global Equity Fund	First $0.25	0.800%
	Next $0.25	0.775%
	Next $0.25	0.750%
	Next $0.25	0.725%
	Next $0.5	0.700%
	Next $1.5	0.650%
	Next $3.0	0.640%
	Next $14.0	0.620%
	Next $4.0	0.610%
	Next $26.0	0.600%
	Over $50.0	0.570%

Income Builder Fund	N/A	N/A

International Value Fund(c)	First $0.5	0.790%
Marsico Global Fund	Next $0.5	0.745%
Marsico International Opportunities Fund	Next $0.5	0.700%
Multi-Advisor International Equity Fund	Next $1.5	0.650%
Overseas Value Fund	Next $3.0	0.640%
	Over $6.0	0.620%

Large Cap Core Fund	First $0.5	0.710%
Marsico 21st Century Fund	Next $0.5	0.665%
Marsico Flexible Capital Fund	Next $0.5	0.620%
Marsico Focused Equities Fund	Next $1.5	0.570%
Marsico Growth Fund	Next $3.0	0.560%
	Over $6.0	0.540%

Large Cap Enhanced Core Fund	First $0.5	0.690%
	Next $0.5	0.645%
	Next $0.5	0.600%
	Next $1.5	0.550%
	Next $3.0	0.540%
	Over $6.0	0.520%

Statement of Additional Information – December 1, 2013	Page 72

Fund	Assets (billions)	Annual rate at each asset level
Large Cap Index Fund	All assets	0.100%
Mid Cap Index Fund
Small Cap Index Fund

Money Market Fund	First $1.0	0.330%
	Next $0.5	0.313%
	Next $0.5	0.295%
	Next $0.5	0.278%
	Next $2.5	0.260%
	Next $1.0	0.240%
	Next $1.5	0.220%
	Next $1.5	0.215%
	Next $1.0	0.190%
	Next $5.0	0.180%
	Next $5.0	0.170%
	Next $4.0	0.160%
	Over $24.0	0.150%

Income Opportunities Fund	First $0.25	0.590%
	Next $0.25	0.575%
	Next $0.25	0.570%
	Next $0.25	0.560%
	Next $1.0	0.550%
	Next $1.0	0.540%
	Next $3.0	0.515%
	Next $1.5	0.490%
	Next $1.5	0.475%
	Next $1.0	0.450%
	Next $5.0	0.435%
	Next $5.0	0.425%
	Next $4.0	0.400%
	Next $26.0	0.385%
	Over $50.0	0.360%

Inflation Protected Securities Fund	First $1.0	0.440%
	Next $1.0	0.415%
	Next $1.0	0.390%
	Next $3.0	0.365%
	Next $1.5	0.340%
	Next $1.5	0.325%
	Next $1.0	0.320%
	Next $5.0	0.310%
	Next $5.0	0.300%
	Next $4.0	0.290%
	Next $26.0	0.270%
	Over $50.0	0.250%

Large Core Quantitative Fund	First $0.5	0.690%
Large Growth Quantitative Fund	Next $0.5	0.645%
Large Value Quantitative Fund	Next $0.5	0.600%
	Next $1.5	0.550%
	Next $3.0	0.540%
	Over $6.0	0.520%

Limited Duration Credit Fund	First $1.0	0.360%
Short Term Bond Fund	Next $1.0	0.355%
Short Term Municipal Bond Fund	Next $1.0	0.350%
	Next $3.0	0.345%
	Next $1.5	0.330%
	Next $1.5	0.315%
	Next $1.0	0.310%
	Next $5.0	0.300%
	Next $5.0	0.290%
	Next $4.0	0.280%
	Next $26.0	0.260%
	Over $50.0	0.240%

Statement of Additional Information – December 1, 2013	Page 73

Fund	Assets (billions)	Annual rate at each asset level
Masters International Equity Portfolio(d)	N/A	N/A

MN Tax-Exempt Fund	First $0.5	0.400%
	Next $0.5	0.350%
	Next $2.0	0.320%
	Next $3.0	0.290%
	Next $1.5	0.280%
	Over $7.5	0.270%

Multi-Advisor Small Cap Value Fund	First $0.25	0.970%
	Next $0.25	0.945%
	Next $0.25	0.920%
	Next $0.25	0.895%
	Over $1.0	0.870%

Recovery and Infrastructure Fund	First $1.0	0.650%
	Next $1.0	0.600%
	Next $4.0	0.550%
	Over $6.0	0.500%

Select Large-Cap Value Fund	First $0.5	0.710%
	Next $0.5	0.660%
	Next $2.0	0.565%
	Next $3.0	0.560%
	Over $6.0	0.540%

Select Smaller-Cap Value Fund	First $0.5	0.790%
	Next $0.5	0.745%
	Over $1.0	0.700%

Seligman Communications and Information Fund(e)	First $3.0	0.855%
Seligman Global Technology Fund(e)	Next $1.0	0.825%
	Next $2.0	0.775%
	Over $6.0	0.725%

Small Cap Value Fund II	First $0.5	0.790%
	Next $0.5	0.745%
	Over $1.0	0.700%

U.S. Government Mortgage Fund	First $1.0	0.430%
	Next $1.0	0.420%
	Next $4.0	0.400%
	Next $1.5	0.380%
	Next $1.5	0.365%
	Next $3.0	0.360%
	Next $8.0	0.350%
	Next $4.0	0.340%
	Next $26.0	0.320%
	Over $50.0	0.300%

*	The fee may include an adjustment under the terms of a performance incentive adjustment.

(a)	This fee applies to assets invested in securities, other than underlying funds (including any exchange-traded funds (ETFs)) that pay an investment management services fee to Columbia Management, including other funds advised by the Investment Manager that do not pay an investment management services fee, derivatives and individual securities. The Fund does not pay an investment management services fee on assets that are invested in underlying funds, including any ETFs, that pay an investment management services fee to Columbia Management.

(b)	Prior to July 1, 2011, the Investment Manager received an annual fee ranging from 0.590% to 0.360% as assets increased.

(c)	Investment advisory fees will be paid by the Master Portfolio until December 16, 2013, at which time the International Value Fund will pay the Fees.

(d)	Masters International Equity Portfolio does not pay an advisory fee.

(e)	Effective June 1, 2013, the management fee schedule changed resulting in a fee rate decrease for certain asset levels.

The Investment Manager has implemented a schedule for the Capital Allocation Portfolios’ and LifeGoal Growth Portfolio’s investment advisory fees whereby each of the Funds pays (i) 0.00% on its assets that are invested in Columbia proprietary funds (excluding any proprietary fund that does not pay an investment advisory fee to the Investment Manager), (ii) 0.55% on

Statement of Additional Information – December 1, 2013	Page 74

its assets that are invested in securities other than third-party advised mutual funds and Columbia Funds that do not pay an advisory fee (including ETFs, derivatives and individual securities) and (iii) 0.10% on its assets that are invested in non-exchange traded third-party advised mutual funds.

Under the Investment Management Services Agreement, a Fund also pays taxes, brokerage commissions and nonadvisory expenses, which include custodian fees and charges; fidelity bond premiums; certain legal fees; registration fees for shares; consultants’ fees; compensation of Board members, officers and employees not employed by the Investment Manager or its affiliates; corporate filing fees; organizational expenses; expenses incurred in connection with lending securities; interest and fee expense related to a Fund’s participation in inverse floater structures; and expenses properly payable by a Fund, approved by the Board.

The table below shows the total management fees paid by each Fund for the last three fiscal periods. The table is organized by fiscal year end. For amounts waived or reimbursed by the Investment Manager, see Expense Limitations.

Management Fees

	Management Fees
Fund	2013	2012	2011
For Funds with fiscal period ending January 31
Capital Allocation Aggressive Portfolio	N/A	N/A	N/A
Capital Allocation Conservative Portfolio	N/A	N/A	N/A
Capital Allocation Moderate Aggressive Portfolio(a)	$363,620	$470,885	$1,395,306	*
Capital Allocation Moderate Conservative Portfolio(a)	72,183	95,716	345,101	*
Capital Allocation Moderate Portfolio	N/A	N/A	N/A
Income Builder Fund	N/A	N/A	N/A
LifeGoal Growth Portfolio(a)	976	82,863	939,753	*
Masters International Equity Portfolio	0	0	0
For Funds with fiscal period ending February 28/29
Convertible Securities Fund	4,029,231	3,779,233	2,756,973	*
Equity Value Fund(b)	3,883,146	4,027,256	3,875,718
International Value Fund(c)	9,074,397	11,852,353	14,637,868	*
Large Cap Core Fund	5,618,096	8,114,264	6,368,587	*
Large Cap Enhanced Core Fund	1,466,253	1,790,035	1,600,657	*
Large Cap Index Fund	2,516,462	3,361,680	2,912,275*
Marsico 21st Century Fund	9,238,502	17,887,734	23,090,124*
Marsico Focused Equities Fund	12,456,659	16,803,385	18,531,701*
Marsico Global Fund	98,982	67,749	51,004*
Marsico Growth Fund	17,356,927	21,081,118	21,885,925*
Marsico International Opportunities Fund	3,412,658	6,822,834	9,361,148*
Mid Cap Index Fund	2,425,603	2,746,586	2,282,121*
Mid Cap Value Fund	24,254,448	27,755,883	24,307,483*
Multi-Advisor International Equity Fund	8,742,256	13,957,643	8,702,074*
Overseas Value Fund	230,197	256,950	64,261*
Small Cap Index Fund	1,875,113	2,072,518	1,576,195*
Small Cap Value Fund II	11,200,318	12,634,977	10,361,994*
For Funds with fiscal period ending March 31
Short Term Bond Fund	9,818,536	10,005,702	7,444,543*
For Funds with fiscal period ending April 30
CA Intermediate Municipal Bond Fund(d)	1,185,451	1,087,866	957,358*
GA Intermediate Municipal Bond Fund(d)	414,216	444,441	494,944*
MD Intermediate Municipal Bond Fund(d)	567,167	578,224	615,159*
NC Intermediate Municipal Bond Fund(d)	878,335	896,929	839,475*

Statement of Additional Information – December 1, 2013	Page 75

	Management Fees
Fund	2013	2012		2011
Recovery and Infrastructure Fund	$4,323,624	$5,828,719		$4,444,701
SC Intermediate Municipal Bond Fund(d)	673,220	695,499		703,827	*
Short Term Municipal Bond Fund(d)	7,690,029	7,630,467		6,098,277	*
VA Intermediate Municipal Bond Fund(d)	1,426,979	1,464,725		1,323,154	*
For Funds with fiscal period ending May 31
Absolute Return Emerging Markets Macro Fund	1,015,589	1,112,877		25,529	(e)
Absolute Return Enhanced Multi-Strategy Fund	858,244	930,540		48,843	(f)
Absolute Return Multi-Strategy Fund	1,465,808	1,466,719		71,189	(f)
AP – Diversified Equity Income Fund	4,305,942	395,908	(g)	N/A
Commodity Strategy Fund	327,809	74,158	(h)	N/A
Diversified Equity Income Fund(i)	16,946,253	13,796,950		27,693,306
Dividend Opportunity Fund(j)	26,498,467	16,009,390		11,101,095
Flexible Capital Income Fund	599,809	218,848	(h)	N/A
High Yield Bond Fund	9,967,625	9,145,657		10,353,350
Mid Cap Value Opportunity Fund(k)	11,261,420	8,196,564		16,135,473
Multi-Advisor Small Cap Value Fund	3,169,653	3,484,297		4,151,219
Select Large-Cap Value Fund(l)	3,455,207	1,551,906		3,478,140
Select Smaller-Cap Value Fund(m)	2,970,310	1,331,671		3,665,260
Seligman Communications and Information Fund(n)	29,194,759	13,901,752		32,882,730
U.S. Government Mortgage Fund	10,141,134	5,437,912		1,510,695
For Funds with fiscal period ending July 31
AMT-Free Tax-Exempt Bond Fund(o)	2,651,030	1,702,411		2,421,470
Floating Rate Fund	3,709,607	2,840,938		3,094,169
Global Opportunities Fund(p)	5,239,774	4,748,491		5,489,365
Income Opportunities Fund	16,225,334	12,015,544		7,531,746
Inflation Protected Securities Fund	1,657,541	2,240,623		2,373,468
Large Core Quantitative Fund	20,595,326	20,202,631		23,367,407
Large Growth Quantitative Fund(q)	3,701,363	3,294,337		4,402,170
Large Value Quantitative Fund(r)	1,941,728	1,545,185		2,292,007
Limited Duration Credit Fund	3,918,794	3,453,200		3,254,713
MN Tax-Exempt Fund(s)	1,873,492	1,561,158		1,445,485
Money Market Fund	6,082,604	6,732,351		7,527,378
	2012	2011		2010
For Funds with fiscal period ending August 31
Marsico Flexible Capital Fund	1,514,125	753,659	(t)	N/A
For Funds with fiscal period ending October 31
Absolute Return Currency and Income Fund	989,546	1,609,568		1,811,957
Asia Pacific ex-Japan Fund	3,339,296	3,996,198		1,639,719
Emerging Markets Bond Fund	2,907,586	1,889,510		1,777,437
European Equity Fund	2,713,806	1,775,283		552,061
Global Bond Fund	1,518,028	3,195,291		3,543,599
Global Equity Fund	3,158,337	3,588,087		3,435,736
Seligman Global Technology Fund	4,028,897	5,012,799		4,825,096

Statement of Additional Information – December 1, 2013	Page 76

*	Prior to May 1, 2010, the series of CFST were managed by the Previous Adviser. The figures in this table include the management fee paid to both the Investment Manager and the Previous Adviser during the relevant fiscal year. The table below shows the amount paid to each adviser separately during the relevant fiscal year:

Fund	Management Fees Paid During Fiscal Period 2011
	Investment Manager	Previous Adviser
For Funds with fiscal periods ending January 31
Capital Allocation Moderate Aggressive Portfolio	$1,274,066	$121,240
Capital Allocation Moderate Conservative Portfolio	314,990	30,111
LifeGoal Growth Portfolio	857,442	82,312
For Funds with fiscal periods ending February 28
Convertible Securities Fund	2,275,639	481,334
International Value Fund(c)	11,990,032	2,647,836
Large Cap Core Fund	5,252,524	1,116,063
Large Cap Enhanced Core Fund	1,288,584	312,073
Large Cap Index Fund	2,435,512	476,763
Marsico 21st Century Fund	18,864,667	4,225,457
Marsico Focused Equities Fund	15,132,041	3,399,660
Marsico Global Fund	43,049	7,955
Marsico Growth Fund	17,751,399	4,134,526
Marsico International Opportunities Fund	7,679,693	1,681,455
Mid Cap Index Fund	1,923,341	358,780
Mid Cap Value Fund	20,135,569	4,171,914
Multi-Advisor International Equity Fund	7,111,360	1,590,714
Overseas Value Fund	53,307	10,954
Small Cap Index Fund	1,317,190	259,005
Small Cap Value Fund II	8,671,619	1,690,374
For Funds with fiscal period ending March 31
Short Term Bond Fund	6,842,832	601,711
For Funds with fiscal period ending April 30
CA Intermediate Municipal Bond Fund	882,869	74,489
GA Intermediate Municipal Bond Fund	451,809	43,135
MD Intermediate Municipal Bond Fund	562,037	53,122
NC Intermediate Municipal Bond Fund	770,129	69,346
SC Intermediate Municipal Bond Fund	643,242	60,585
Short Term Municipal Bond Fund	5,558,562	539,715
VA Intermediate Municipal Bond Fund	1,213,416	109,738

(a)	The Fund changed its fiscal year end in 2012 from March 31 to January 31. For the fiscal year ended 2012, the information shown is for the period from April 1, 2011 to January 31, 2012. For the fiscal year ended 2011, the information shown is from April 1, 2010 to March 31, 2011.
(b)	The Fund changed its fiscal year end in 2012 from March 31 to February 28/29. For the fiscal year ended 2012, the information shown is for the period from April 1, 2011 to February 29, 2012. For fiscal year ended 2011, the information shown is from April 1, 2010 to March 31, 2011.
(c)	The Fund’s advisory fees will be paid at the Master Portfolio level until December 16, 2013, at which time the International Value Fund will pay the Fees; amounts shown are for the Master Portfolio, which includes one additional feeder fund as of the date of this SAI.
(d)	The Funds changed their fiscal year end in 2012 from March 31 to April 30. For the fiscal year ended 2012, the information shown is for the 13-month period from April 1, 2011 to April 30, 2012. For the fiscal year ended March 31, 2012, the Funds paid management fees as follows: CA Intermediate Municipal Bond Fund paid $993,751; GA Intermediate Municipal Bond Fund paid $409,366; MD Intermediate Municipal Bond Fund paid $531,638; NC Intermediate Municipal Bond Fund paid $822,262; SC Intermediate Municipal Bond Fund paid $637,516; Short Term Municipal Bond Fund paid $6,944,073; and VA Intermediate Municipal Bond Fund paid $1,340,595. For the fiscal period from April 1, 2012 to April 30, 2012, the Funds paid management fees as follows: CA Intermediate Municipal Bond Fund paid $94,115; GA Intermediate Municipal Bond Fund paid $35,075; MD Intermediate Municipal Bond Fund paid $46,586; NC Intermediate Municipal Bond Fund paid $74,667; SC Intermediate Municipal Bond Fund paid $57,983; Short Term Municipal Bond Fund paid $686,394; and VA Intermediate Municipal Bond Fund paid $124,130. For the fiscal year ended 2011, the information shown is from April 1, 2010 to March 31, 2011.
(e)	For the period from April 7, 2011 (commencement of operations) to May 31, 2011.
(f)	For the period from March 31, 2011 (commencement of operations) to May 31, 2011.
(g)	For the period from April 20, 2012 (commencement of operations) to May 31, 2012.
(h)	For the period from July 28, 2011 (commencement of operations) to May 31, 2012.

Statement of Additional Information – December 1, 2013	Page 77

(i)	The Fund changed its fiscal year end in 2012 from September 30 to May 31. For the fiscal year ended 2012, the information shown is for the period from October 1, 2011 to May 31, 2012. For fiscal year ended 2011, the information shown is from October 1, 2010 to September 30, 2011. For the fiscal year from October 1, 2009 to September 30, 2010, the management fees paid were $27,123,619.
(j)	The Fund changed its fiscal year end in 2012 from June 30 to May 31. For the fiscal year ended 2012, the information shown is for the period from July 1, 2011 to May 31, 2012. For fiscal year ended 2011, the information shown is from July 1, 2010 to June 30, 2011. For the fiscal year from July 1, 2009 to June 30, 2010, the management fees paid were $8,065,963.
(k)	The fund changed its fiscal year end in 2012 from September 30 to May 31. For the fiscal year ended 2012, the information shown is for the period from October 1, 2011 to May 31, 2012. For the fiscal year ended 2011, the information shown is from October 1, 2010 to September 30, 2011. For the fiscal year from October 1, 2009 to September 30, 2010, the management fees paid were $14,465,693.
(l)	The fund changed its fiscal year end in 2012 from December 31 to May 31. For the fiscal year ended 2012, the information shown is for the period from January 1, 2012 to May 31, 2012. For the fiscal year ended 2011, the information shown is from January 1, 2011 to December 31, 2011. For the fiscal year from January 1, 2010 to December 31, 2010, the management fees paid were $ 2,692,204.
(m)	The fund changed its fiscal year end in 2012 from December 31 to May 31. For the fiscal year ended 2012, the information shown is for the period from January 1, 2012 to May 31, 2012. For the fiscal year ended 2011, the information shown is from January 1, 2011 to December 31, 2011. For the fiscal year from January 1, 2010 to December 31, 2010, the management fees paid were $3,887,422.
(n)	The fund changed its fiscal year end in 2012 from December 31 to May 31. For the fiscal year ended 2012, the information shown is for the period from January 1, 2012 to May 31, 2012. For the fiscal year ended 2011, the information shown is from January 1, 2011 to December 31, 2011. For the fiscal year from January 1, 2010 to December 31, 2010, the management fees paid were $31,300,872.
(o)	The fund changed its fiscal year end in 2012 from November 30 to July 31. For the fiscal year ended 2012, the information shown is for the period from December 1, 2011 to July 31, 2012. For the fiscal year ended 2011, the information shown is from December 1, 2010 to November 30, 2011. For the fiscal year from December 1, 2009 to November 30, 2010, the management fees paid were $2,716,984.
(p)	The fund changed its fiscal year end in 2012 from September 30 to July 31. For the fiscal year ended 2012, the information shown is for the period from October 1, 2011 to July 31, 2012. For the fiscal year ended 2011, the information shown is from October 1, 2010 to September 30, 2011. For the fiscal year from October 1, 2009 to September 30, 2010, the management fees paid were $5,680,661.
(q)	The fund changed its fiscal year end in 2012 from September 30 to July 31. For the fiscal year ended 2012, the information shown is for the period from October 1, 2011 to July 31, 2012. For the fiscal year ended 2011, the information shown is from October 1, 2010 to September 30, 2011. For the fiscal year from October 1, 2009 to September 30, 2010, the management fees paid were $4,488,490.
(r)	The fund changed its fiscal year end in 2012 from September 30 to July 31. For the fiscal year ended 2012, the information shown is for the period from October 1, 2011 to July 31, 2012. For the fiscal year ended 2011, the information shown is from October 1, 2010 to September 30, 2011. For the fiscal year from October 1, 2009 to September 30, 2010, the management fees paid were $1,711,964.
(s)	The fund changed its fiscal year end in 2012 from August 31 to July 31. For the fiscal year ended 2012, the information shown is for the period from September 1, 2011 to July 31, 2012. For the fiscal year ended 2011, the information shown is from September 1, 2010 to August 31, 2011. For the fiscal year from September 1, 2009 to August 31, 2010, the management fees paid were $1,360,384.
(t)	For the period from September 28, 2010 (when shares became publicly available) to August 31, 2011.

Manager of Managers Exemption

The Funds have received an exemptive order from the SEC that permits Columbia Management, subject to the approval of the Board, to appoint a subadviser or change the terms of a subadvisory agreement for a Fund without first obtaining shareholder approval. The order permits the Fund to add or change unaffiliated subadvisers or the fees paid to subadvisers from time to time without the expense and delays associated with obtaining shareholder approval of the change.

For Seligman Communications and Information Fund and Marsico Growth Fund, if the Funds were to seek to rely on the order, holders of a majority of their outstanding voting securities would need to approve operating the Fund in this manner. There is no assurance shareholder approval, if sought, will be received, and no changes will be made without shareholder approval until that time.

Subadvisory Agreements

The assets of certain Funds are managed by subadvisers that have been selected by the Investment Manager, subject to the review and approval of the Board. The Investment Manager has recommended the subadvisers to the Board based upon its assessment of the skills of the subadvisers in managing other assets with objectives and investment strategies substantially similar to those of the applicable Fund. Short-term investment performance is not the only factor in selecting or terminating a subadviser, and the Investment Manager does not expect to make frequent changes of subadvisers. Certain subadvisers, affiliated with the Investment Manager, have been directly approved by shareholders. These subadvisers are noted in the table below.

The Investment Manager allocates the assets of a Fund with multiple subadvisers among the subadvisers. Each subadviser has discretion, subject to oversight by the Board and the Investment Manager, to purchase and sell portfolio assets, consistent with the Fund’s investment objectives, policies, and restrictions. Generally, the services that a subadviser provides to the Fund are limited to asset management and related recordkeeping services.

The Investment Manager has entered into an advisory agreement with each subadviser under which the subadviser provides investment advisory assistance and day-to-day management of some or all of the Fund’s portfolio, as well as investment research and statistical information. A subadviser may also serve as a discretionary or non-discretionary investment adviser to management or advisory accounts that are unrelated in any manner to the Investment Manager or its affiliates.

Statement of Additional Information – December 1, 2013	Page 78

The following table shows the advisory fee schedules for fees paid by the Investment Manager to subadvisers for Funds that have subadvisers. The table is organized by fiscal year end.

Subadvisers and Subadvisory Agreement Fee Schedules

Fund	Subadviser	Parent Company/Other Information	Fee Schedule
For Funds with fiscal period ending February 28/29
Marsico 21st Century Fund Marsico Focused Equities Fund Marsico Global Fund Marsico Growth Fund Marsico International Opportunities Fund	Marsico Capital	A	0.35% on the first $1.5 billion declining to 0.23% as assets increase(a)
Multi-Advisor International Equity Fund	Threadneedle	B	0.35% on the first $150 million declining to 0.20% as assets increase
For Funds with fiscal period ending May 31
Effective as of December 11, 2013:
Active Portfolios – Diversified Equity Income Fund	DFA (effective December 11, 2013)	G	0.20% on the first $100 million, reducing to 0.10% as assets increase.
Commodity Strategy Fund	Threadneedle (effective July 28, 2011)	B	0.25% on all assets
Multi-Advisor Small Cap Value Fund	BHMS (effective March 12, 2004)	C	1.00% on the first $10 million, reducing to 0.30% as assets increase(b)
	Donald Smith (effective March 12, 2004)	D	0.60% on the first $175 million, reducing to 0.55% as assets increase(b)
	MetWest Capital (effective April 24, 2006)	E	0.50% on all assets
	Turner (effective February 19, 2010)	F	0.50% on the first $50 million, reducing to 0.35% as assets increase.(b)
For Funds with fiscal period ending August 31
Marsico Flexible Capital Fund	Marsico Capital (effective September 22, 2010)	A	0.45% on all assets
For Funds with fiscal period ending October 31
Asia Pacific ex-Japan Fund	Threadneedle (effective July 15, 2009)	B	0.45% on all assets
European Equity Fund	Threadneedle (effective July 9, 2004)	B	0.35% on all assets
Global Equity Fund	Threadneedle (effective July 9, 2004)	B	0.35% on all as assets

(a)	The fee is calculated based on the combined net assets of Columbia Funds, or portions thereof, managed by Marsico Capital. This fee schedule became effective on January 23, 2013. Prior to January 23, 2013, the Investment Manager paid Marsico Capital, with respect to Marsico Flexible Capital Fund, a fee rate of 0.45% on all assets and, with respect to the other Funds, (i) a subadvisory fee for certain Columbia U.S. equity funds, or portions thereof, managed by Marsico Capital (U.S. Funds) at a rate equal to 0.45% on the first $18 billion of aggregate assets of U.S. Funds declining to 0.35% as assets increase; and (ii) a subadvisory fee for certain Columbia international funds, or portions thereof, managed by Marsico Capital (International Funds) at a rate equal to 0.45% on the first $6 billion of aggregate assets of International Funds declining to 0.35% as assets increase.

(b)	The fee is calculated based on the combined net assets subject to the subadviser’s investment management.

A –	Marsico Capital, located at 1200 17th Street, Suite 1600, Denver, CO 80202, was organized in September 1997 as a Delaware limited liability company and provides investment management services to mutual funds and private accounts. Marsico Capital is an indirect subsidiary of Marsico Holdings, LLC, a Delaware limited liability company.

B –	Threadneedle is a direct subsidiary of Threadneedle Asset Management Holdings Limited and an affiliate of the Investment Manager, and an indirect wholly-owned subsidiary of Ameriprise Financial. Threadneedle and Threadneedle Asset Management Holdings Limited are located at 60 St Mary Axe, London EC3A 8JQ, United Kingdom.

C –	BHMS, an independent-operating subsidiary of Old Mutual Asset Management, is located at 2200 Ross Avenue, Dallas, TX 75201-2761.

D –	Donald Smith, located at 152 West 57th Street 22nd Floor, New York, NY 10019, is an employee-owned registered investment adviser.

Statement of Additional Information – December 1, 2013	Page 79

E –	MetWest Capital, located at 610 Newport Center Drive, Suite 1000, Newport Beach, CA 92660, is a subsidiary of Wells Fargo & Company and operates within its asset management division.

F –	Turner, located at 1205 Westlakes Drive, Suite 100, Berwyn, Pennsylvania, is an employee-owned registered investment adviser. Turner manages mutual funds, advisory program accounts and separately managed accounts.

G –	Dimensional Fund Advisors L.P. is controlled and operated by its general partner, Dimensional Holdings, Inc., a Delaware corporation.

The following table shows the subadvisory fees paid by the Investment Manager to subadvisers in the last three fiscal periods. The table is organized by fiscal year end.

Subadvisory Fees

		Subadvisory Fees Paid
Fund	Subadviser	2013	2012		2011
For Funds with fiscal period ending February 28 /29
International Value Fund(a)	Former subadviser: Brandes (through May 31, 2013)	$4,076,922	$7,434,592		$9,386,792	(b)
Marsico 21st Century Fund	Marsico Capital	5,710,125	12,283,168		16,286,200	(b)
Marsico Focused Equities Fund	Marsico Capital	7,950,365	11,473,054		12,777,816	(b)
Marsico Global Fund	Marsico Capital	52,606	38,150		28,717	(b)
Marsico Growth Fund	Marsico Capital	11,526,461	14,719,569		15,351,399	(b)
Marsico International Opportunities Fund	Marsico Capital	1,849,457	3,832,528		5,263,597	(b)
Multi-Advisor International Equity Fund	Threadneedle (effective April 11, 2011)	1,458,495	2,534,039		N/A
	Former subadviser: Marsico Capital (through May 20, 2013)	988,073	2,142,491		3,067,685	(b)
For Funds with fiscal period ending May 31
Absolute Return Emerging Markets Macro Fund	Former subadviser: Threadneedle (from April 7, 2011 to April 20, 2012)	N/A	630,149	(c)	16,137	(d)
Effective as of December 11, 2013:
Active Portfolios – Diversified Equity Income Fund	DFA(g) (effective as of December 11, 2013)	N/A	N/A		N/A
Commodity Strategy Fund	Threadneedle	148,955	33,640	(e)	N/A
Multi-Advisor	BHMS	384,371	435,194		528,823
Small Cap Value Fund	Donald Smith	469,825	564,151		655,916
	MetWest Capital	420,786	470,167		532,035
	Turner	319,910	306,122		316,205
		2012	2011		2010
For Funds with fiscal period ending August 31
Marsico Flexible Capital Fund	Marsico Capital	763,971	384,601	(f)	N/A
For Funds with fiscal period ending October 31
Asia Pacific ex-Japan Fund	Threadneedle	1,915,462	2,293,696		995,409
European Equity Fund	Threadneedle	1,199,249	765,931		247,803
Global Equity Fund	Threadneedle	1,399,110	1,486,176		1,364,749

(a)	Because this Fund’s subadvisory fees were paid at the Master Portfolio’s level, amounts shown are for the Master Portfolio.
(b)	This amount includes fees paid during the period to the subadviser by the Previous Adviser for services prior to May 1, 2010.
(c)	For the period from June 1, 2011 to April 20, 2012.
(d)	For the period from April 7, 2011 (commencement of operations) to May 31, 2011.
(e)	For the period from July 28, 2011 (commencement of operations) to May 31, 2012.
(f)	For the period from September 28, 2010 (when shares became publicly available) to August 31, 2011.
(g)	The subadviser began managing the Fund after the most recently completed fiscal year end; therefore there are no fees to report.

Statement of Additional Information – December 1, 2013	Page 80

Portfolio Managers. The following table provides information about the portfolio managers of each Fund (other than Money Market Fund) as of the end of the applicable Fund’s most recent fiscal period, unless otherwise noted. The table is organized by fiscal year end.

Portfolio Managers

		Other Accounts Managed (excluding the fund)			Ownership of Fund Shares	Potential Conflicts of Interest
Fund	Portfolio Manager	Number and Type of Account(a)	Approximate Total Net Assets	Performance-Based Accounts(b)			Structure of Compensation
For Funds with fiscal period ending January 31
Capital Allocation Aggressive Portfolio	Jeffrey Knight(k)	15 RICs 3 other accounts	$58.35 billion $1.41 million	None	None	(1)	(12)
	Melda Mergen	10 RICs 3 other accounts	$8.29 billion $0.08 million	None	None
	Anwiti Bahuguna	11 RICs 23 PIVs 14 other accounts	$6.70 billion $3.72 billion $228.91 million	None	None
	Marie Schofield	9 RICs 4 other accounts	$4.26 billion $1.88 million	None	None
	Beth Vanney	10 RICs 4 other accounts	$5.79 billion $0.30 million	None	None
	Toby Nangle(q)	3 PIVs	$79.0 million	3 PIVs ($79 M)	None(g)	(9)	(13)
Capital Allocation Conservative Portfolio	Jeffrey Knight(k)	15 RICs 3 other accounts	$58.59 billion $1.41 million	None	None	(1)	(12)
	Melda Mergen	10 RICs 3 other accounts	$8.52 billion $0.08 million	None	None
	Anwiti Bahuguna	11 RICs 23 PIVs 14 other accounts	$6.93 billion $3.72 billion $228.91 million	None	None
	Marie Schofield	9 RICs 4 other accounts	$4.49 billion $1.88 million	None	None
	Beth Vanney	10 RICs 4 other accounts	$6.02 billion $0.30 million	None	None
	Toby Nangle(q)	3 PIVs	$79.0 million	3 PIVs ($79 M)	None(g)	(9)	(13)
Capital Allocation Moderate Portfolio	Jeffrey Knight(k)	15 RICs 3 other accounts	$57.35 billion $1.41 million	None	None	(1)	(12)
	Melda Mergen	10 RICs 3 other accounts	$7.27 billion $0.08 million	None	None
	Anwiti Bahuguna	11 RICs 23 PIVs 14 other accounts	$5.72 billion $3.72 billion $228.91 million	None	None
	Marie Schofield	9 RICs 4 other accounts	$3.25 billion $1.88 million	None	None
	Beth Vanney	10 RICs 4 other accounts	$4.80 billion $0.30 million	None	None
	Toby Nangle(q)	3 PIVs	$79.0 million	3 PIVs ($79 M)	None(g)	(9)	(13)
Capital Allocation Moderate Aggressive Portfolio	Jeffrey Knight(k)	15 RICs 3 other accounts	$56.65 billion $1.41 million	None	None	(1)	(12)
	Melda Mergen	10 RICs 3 other accounts	$7.80 billion $0.08 million	None	None
	Anwiti Bahuguna	11 RICs 23 PIVs 14 other accounts	$6.21 billion $3.72 billion $228.91 million	None	None
	Marie Schofield	9 RICs 4 other accounts	$3.77 billion $1.88 million	None	None
	Beth Vanney	10 RICs 4 other accounts	$5.29 billion $0.30 million	None	None
	Toby Nangle(q)	3 PIVs	$79.0 million	3 PIVs ($79 M)	None(g)	(9)	(13)

Statement of Additional Information – December 1, 2013	Page 81

		Other Accounts Managed (excluding the fund)			Ownership of Fund Shares	Potential Conflicts of Interest
Fund	Portfolio Manager	Number and Type of Account(a)	Approximate Total Net Assets	Performance Based Accounts(b)			Structure of Compensation
Capital Allocation Moderate Conservative Portfolio	Jeffrey Knight(k)	15 RICs 3 other accounts	$58.21 billion $1.41 million	None	None	(1)	(12)
	Melda Mergen	10 RICs 3 other accounts	$8.74 billion $0.08 million	None	None
	Anwiti Bahuguna	11 RICs 23 PIVs 14 other accounts	$7.15 billion $3.72 billion $228.91 million	None	None
	Marie Schofield	9 RICs 4 other accounts	$4.71 billion $1.88 million	None	None
	Beth Vanney	10 RICs 4 other accounts	$6.24 billion $0.30 million	None	None
	Toby Nangle(q)	3 PIVs	$79.0 million	3 PIVs ($79 M)	None(g)	(9)	(13)
Income Builder	Colin Lundgren	2 RICs 3 other accounts	$3.86 billion $974.28 million	None	None(f)	(4)	(12)
	Gene Tannuzzo	3 RICs 12 other accounts	$4.74 billion $1.10 billion	None	$50,001 – $100,000
	Zach Pandl(l)	2 RICs 5 other accounts	$3.86 billion $0.036 million	None	None
LifeGoal Growth	Colin Moore	14 RICs 1 PIV 1 other account	$5.67 billion $22.72 million $0.21 million	None	None	(1)	(14)
	Melda Mergen	10 RICs 3 other accounts	$8.11 billion $0.08 million	None	None	(1)	(12)
	Anwiti Bahuguna	11 RICs 23 PIVs 14 other accounts	$6.52 billion $3.72 billion $0.23 million	None	None
	Marie Schofield	9 RICS 4 other accounts	$4.08 billion $1.88 million	None	None
	Beth Vanney	10 RICs 4 other accounts	$5.61 billion $0.3 million	None	None
	Robert McConnaughey	2 RICs 6 other accounts	$27.43 million $2.52 million	None	None
Masters International Equity	Colin Moore	14 RICs 1 PIV 1 other account	$6.38 billion $22.72 million $0.21 million	None	None	(1)	(14)
	Fred Copper	7 RICs 1 PIV 7 other accounts	$2.11 billion $316.16 million $45.36 million	None	None	(1)	(12)
For Funds with fiscal period ending February 28/29
Convertible Securities Fund	David L. King	3 RICs 6 other accounts	$9.01 billion $15.45 million	None	Over $1,000,000(i)	(2)	(12)
	Yan Jin	2 RICs 4 other accounts	$1.34 billion $0.57 million	None	$10,001 – $50,000(f)
Equity Value Fund	Steven Schroll	12 RICs 2 PIVs 18 other accounts	$16.75 billion $297.81 million $645.21 million	None	$50,001 – $100,000	(2)	(12)
	Paul Stocking	12 RICs 2 PIVs 22 other accounts	$16.75 billion $297.81 million $658.28 million	None	$100,001 – $500,000
	Dean Ramos(m)	11 RICs 2 PIVs 17 other accounts	$16.97 billion $274.85 million $582.50 million	None	None
International Value Fund	Daisuke Nomoto(k)	3 RICs 3 other account	$544.69 million $0.41 million	None	None	(2)	(14)
	Fred Cooper(m)	7 RICs 1 PIV 7 other accounts	$2.11 billion $248.22 million $44.90 million	None	None	(2)	(12)
Large Cap Core Fund	Peter Santoro	2 PIVs 13 other accounts	$230.75 million $217.25 million	None	$100,001 – $500,000(j)	(2)	(12)
	Craig Leopold	2 PIVs 14 other accounts	$230.75 million $218.25 million	None	$1 – $10,000(i)

Statement of Additional Information – December 1, 2013	Page 82

		Other Accounts Managed (excluding the fund)			Ownership of Fund Shares	Potential Conflicts of Interest
Fund	Portfolio Manager	Number and Type of Account(a)	Approximate Total Net Assets	Performance Based Accounts(b)			Structure of Compensation
Large Cap Enhanced Core Fund	Brian M. Condon	8 RICs 7 PIVs 33 other accounts	$6.29 billion $473.66 million $3.54 billion	1 PIV ($21.8 M)	$10,001 – $50,000	(2)	(12)
	Oliver Buckley	5 RICs 3 PIVs 23 other accounts	$5.96 billion $403 million $3.43 billion	None	None
Large Cap Index Fund	Alfred F. Alley	4 RICs 2 PIVs 12 other accounts	$4.93 billion $554.75 million $986.99 million	None	None(d)	(2)	(12)
	Vadim Shteyn	3 RICs 2 PIVs 9 other accounts	$4.87 billion $557.75 million $974.86 million	None	None
Marsico 21st Century Fund	Marsico Capital:
	Brandon Geisler	2 RICs 4 other accounts(n)	$425.0 million $612.0 million	None	None	(10)	(15)
Marsico Focused Equities Fund	Marsico Capital:
	Thomas F. Marsico	27 RICs 11 PIVs 66 other accounts(o)	$11.85 billion $1.35 billion $6.18 billion	None	None	(10)	(15)
	Coralie Witter	20 RICs 10 PIVs 57 other accounts(o)	$11.30 billion $1.29 billion $6.11 billion
Marsico Global Fund	Marsico Capital:
	James G. Gendelman	15 RICs 6 other accounts	$2.52 billion $335.0 million	None	None	(10)	(15)
	Thomas F. Marsico	27 RICs 11 PIVs 66 other accounts(o)	$13.41 billion $1.35 billion $6.18 billion
Marsico Growth Fund	Marsico Capital:
	Thomas F. Marsico	27 RICs 11 PIVs 66 other accounts(o)	$11.28 billion $1.35 billion $6.18 billion	None	None	(10)	(15)
	Coralie Witter	20 RICs 10 PIVs 57 other accounts(o)	$10.73 billion $1.29 billion $6.11 billion
Marsico International Opportunities Fund	Marsico Capital:
	James G. Gendelman	15 RICs 6 other accounts	$2.17 billion $335.0 million	None	None	(10)	(15)
	Munish Malhotra	12 RICs 5 other accounts	$2.59 billion $279.0 million
Mid Cap Index Fund	Alfred F. Alley	4 RICs 2 PIVs 12 other accounts	$4.80 billion $554.75 million $986.99 million	None	None(f)	(2)	(12)
	Vadim Shteyn	3 RICs 2 PIVs 9 other accounts	$4.74 billion $557.75 million $974.86 million	None	None
Mid Cap Value Fund	David Hoffman	1 RIC 1 PIV 6 other accounts	$184.96 million $190.69 million $81.48 million	None	$100,001 – $500,000(f)	(2)	(12)
	Diane Sobin(m)	3 PIVs 10 other accounts	$751.8 million $5.04 billion	2 other accounts ($349 M)	None(g)	(9)	(13)
Multi-Advisor International Equity Fund	Columbia Management:
	Fed Copper	7 RICs 1 PIV 7 other accounts	$1.20 billion $295.82 million $44.90 million	None	None	(2)	(12)
	Colin Moore	12 RICs 1 other account	$3.72 billion $0.21 million	None	None	(2)	(14)
	Threadneedle:
	Dan Ison	1 RIC 2 PIVs 3 other accounts	$371.0 million $246.7 million $3.81 billion	1 PIV ($102.8 M)	None(g)	(9)	(13)

Statement of Additional Information – December 1, 2013	Page 83

		Other Accounts Managed (excluding the fund)			Ownership of Fund Shares	Potential Conflicts of Interest
Fund	Portfolio Manager	Number and Type of Account(a)	Approximate Total Net Assets	Performance Based Accounts(b)			Structure of Compensation
Overseas Value Fund	Fred Copper	7 RICs 1 PIV 7 other accounts	$2.12 billion $295.82 million $44.90 million	None	None(f)	(2)	(12)
	Daisuke Nomoto(k)	3 RICs 3 other account	$544.69 million $0.41 million	None	None(d)	(2)	(14)
Small Cap Index Fund	Alfred F. Alley	4 RICs 2 PIVs 12 other accounts	$5.43 billion $554.75 million $986.99 million	None	None(f)	(2)	(12)
	Vadim Shteyn	3 RICs 2 PIVs 9 other accounts	$5.37 billion $557.75 million $974.86 million	None	None
Small Cap Value Fund II	Christian K. Stadlinger	2 RICs 14 other accounts	$324.30 million $47.24 million	None	Over $1,000,000(i)	(2)	(12)
	Jarl Ginsberg	2 RICs 15 other accounts	$324.30 million $38.75 million	None	$10,001 – $50,000(f)
For funds with fiscal period ending March 31
Short Term Bond Fund	Leonard Aplet	8 RICs 18 PIVs 63 other accounts	$12.29 billion $3.58 billion $8.45 billion	None	Over $1,000,000(i)	(2)	(12)
	Gregory Liechty	2 RICs 18 PIVs 30 other accounts	$774.62 million $3.35 billion $7.28 billion	None	None(f)
	Ronald Stahl	2 RICs 18 PIVs 47 other accounts	$774.62 million $3.35 billion $7.29 billion	None	None(d)
For Funds with fiscal period ending April 30
CA Intermediate Municipal Bond Fund	Brian McGreevy	11 RICs 7 other accounts	$5.02 billion $457.98 million	None	None	(2)	(12)
	Paul Fuchs	4 RICs 4 PIVs 3 other accounts	$3.35 billion $1.02 billion $0.41 million	None	None(d)
GA Intermediate Municipal Bond Fund	Brian McGreevy	11 RICs 7 other accounts	$5.24 billion $457.98 million	None	None	(2)	(12)
MD Intermediate Municipal Bond Fund	Brian McGreevy	11 RICs 7 other accounts	$5.21 billion $457.98 million	None	None	(2)	(12)
NC Intermediate Municipal Bond Fund	Brian McGreevy	11 RICs 7 other accounts	$5.13 billion $457.98 million	None	None	(2)	(12)
Recovery and Infrastructure Fund	Pete Santoro(e)	1 RIC 2 PIVs 13 other accounts	$693.17 million $230.75 million $217.25 million	None	None	(2)	(12)
	Craig Leopold(e)	1 RIC 2 PIVs 14 other accounts	$693.17 million $230.75 million $218.25 million	None	None
	Tom West(e)	12 other accounts	$5.42 million	None	None
	Kirk Moore(e)	2 other accounts	$1.99 million	None	None
SC Intermediate Municipal Bond Fund	Brian McGreevy	11 RICs 7 other accounts	$5.18 billion $457.98 million	None	None	(2)	(12)
Short Term Municipal Bond Fund	Catherine Stienstra	4 RICs 3 PIVs 4 other accounts	$1.89 billion $1.19 billion $22.69 million	None	None	(2)	(12)
VA Intermediate Municipal Bond Fund	Brian McGreevy	11 RICs 7 other accounts	$5.00 billion $457.98 million	None	None	(2)	(12)
For Funds with fiscal period ending May 31
Absolute Return Emerging Markets Macro Fund	Jim Carlene	3 RICs 1 PIV 6 other accounts	$1.36 billion $13.63 billion $63.82 million	None	None	(2)	(12)
	Henry Stipp(p)	3 PIVs 3 other accounts	$504.4 million $662.5 million	3 PIVs ($504.4 M); 1 other account ($57.2 M)	None(g)	(9)	(13)
	John Peta(p)	2 PIVs 2 other accounts	$171.4 million $250.9 million	1 PIV ($5.1 M); 1 other account ($57.2 M)

Statement of Additional Information – December 1, 2013	Page 84

		Other Accounts Managed (excluding the fund)			Ownership of Fund Shares	Potential Conflicts of Interest
Fund	Portfolio Manager	Number and Type of Account(a)	Approximate Total Net Assets	Performance Based Accounts(b)			Structure of Compensation
Absolute Return Enhanced Multi-Strategy Fund	Todd White	6 RICs 10 other accounts	$4.1 billion $7.5 million	None	Over $1 million(i)	(2)	(12)
	Kent M. Peterson	7 RICs 4 other accounts	$4.13 billion $0.51 million		None(f)
	Jeffrey Knight	18 RICs 3 other accounts	$59.7 billion $1.49 million		None
Absolute Return Multi-Strategy Fund	Todd White	6 RICs 10 other accounts	$4.0 billion $7.5 million	None	None	(2)	(12)
	Kent M. Peterson	7 RICs 4 other accounts	$4.03 billion $0.51 million
	Jeffrey Knight	18 RICs 3 other accounts	$59.61 billion $1.49 million
AP – Diversified Equity Income Fund	Steve Schroll	11 RICs 2 PIVs 17 other accounts	$17.46 billion $274.85 million $645.33 million	None	None	(2)	(12)
	Paul Stocking	11 RICs 2 PIVs 15 other accounts	$17.46 billion $274.85 million $655.91 million
	Dean Ramos	11 RICs 2 PIVs 16 other accounts	$17.46 billion $274.85 million $582.70 million
	DFA (effective as of December 11, 2013):
	Joseph Chi	104 RICs 19 PIVs 73 other accounts	$192.37 billion $10.15 billion $18.98 billion	1 PIV ($226.3 M); 1 other account ($369.8 M)	None	(11)	(16)
	Jed Fogdall	104 RICs 19 PIVs 73 other accounts	$192.37 billion $10.15 billion $18.98 billion
	Henry Gray	93 RICs 15 PIVs 73 other accounts	$192.37 billion $10.15 billion $18.98 billion
Commodity Strategy Fund	Threadneedle:
	David Donora	1 RIC	$74.0 million	3 PIVs (1.14 B)	None(g)	(9)	(13)
	Nicolas Robin	3 PIVs	$1.14 billion
Diversified Equity	Hugh H. Mullin(q)	4 other accounts	$2.63 million	None	None	(2)	(12)
Income Fund	Russell Bloomfield(r)	4 other accounts	$0.53 million
Dividend Opportunity Fund	Steve Schroll	11 RICs 2 PIVs 17 other accounts	$12.40 billion $274.85 million $645.33 million	None	$100,001 – $500,000(j)	(2)	(12)
	Paul Stocking	11 RICs 2 PIVs 15 other accounts	$12.40 billion $274.85 million $655.91 million		$100,001 – $500,000(j)
	Dean Ramos	11 RICs 2 PIVs 16 other accounts	$12.40 billion $274.85 million $582.70 million		None(f)
Flexible Capital Income Fund	David King	4 RICs 7 other accounts	$10.42 billion $51.83 million	None	Over $1,000,000(i)	(2)	(12)
	Yan Jin	2 RICs 4 other accounts	$1.93 billion $0.65 million	None	None(f)
High Yield Bond Fund	Jennifer Ponce de Leon	1 RIC 20 PIVs 24 other accounts	$633.24 million $31.94 billion $4.86 billion	None	None(j)	(2)	(12)
	Brian Lavin	12 RICs 1 PIV 2 other accounts	$26.66 billion $9.27 million $2.20 million	None	None

Statement of Additional Information – December 1, 2013	Page 85

		Other Accounts Managed (excluding the fund)			Ownership of Fund Shares	Potential Conflicts of Interest
Fund	Portfolio Manager	Number and Type of Account(a)	Approximate Total Net Assets	Performance Based Accounts(b)			Structure of Compensation
Mid Cap Value Opportunity Fund	Jarl Ginsberg(e)	3 RICs 15 other accounts	$1.79 billion $38.75 million	None	None	(2)	(12)
	Christian Stadlinger(e)	3 RICs 14 other accounts	$1.79 billion $47.24 million	None	None
	David Hoffman(e)	2 RICs 1 PIV 6 other accounts	$3.92 billion $190.69 million $81.48 million	None	None
Multi-Advisor Small Cap Value Fund	Donald Smith:
	Donald G. Smith	2 RICs	$1.35 billion	1 RIC ($1.3 B);	None	(6)	(17)
	Richard L. Greenberg	1 PIV 49 other accounts	$86.0 million $4.02 billion	1 other account ($115 M)
	BHMS:
	James S. McClure	4 RICs	$1.78 billion	None	None	(7)	(18)
	John P. Harloe	19 other accounts	$1.18 billion
	MetWest Capital:
	Samir Sikka	5 RICs 3 PIVs 12 Other accounts	$472.7 million $84.3 million $193.8 million	2 other accounts ($409.6 M)	None	(8)	(19)
	Turner:
	David Kovacs	1 RIC 2 PIVs 1 other account	$309.0 million $24.0 million $251.0 million	1 PIV ($1 M)	None	(3)	(20)
Select Large-Cap Value Fund	Neil Eigen	4 RICs 1 PIV 45 other accounts	$1.27 billion $77.71 million $3.21 billion	None	None	(2)	(12)
	Richard Rosen	4 RICs 21 other accounts	$1.27 billion $651.89 million	None	None(j)
Select Smaller-Cap Value Fund	Neil Eigen	4 RICs 1 PIV 45 other accounts	$1.42 billion $77.71 million $3.21 billion	None	None	(2)	(12)
	Richard Rosen	4 RICs 21 other accounts	$1.42 billion $651.89 million	None	None(j)
Seligman Communications and Information Fund	Richard Parower	4 RICs 2 PIVs 6 other accounts	$619.99 million $31.8 million $651.89 million	1 PIV ($226.38 M)	None	(2)	(21)
	Paul Wick	5 RICs 2PIVs 3 other accounts	$858.56 million $238.25 million $4.14 million	1 PIV ($226.38 M)	Over $1 million
	Ajay Diwan	6 RICs 1 PIV 5 other accounts	$4.19 billion $226.38 million $1.03 million	1 PIV ($226.38 M)	None
	Shekhar Pramanick(q)	1 RIC 1 PIV 5 other accounts	$76.24 million $226.38 million $2.13 million	1 PIV ($226.38 M)	None
	Sanjay Devgan(q)	1 RIC 1 PIV 2 other accounts	$76.24 million $226.38 million $0.29 million	1 PIV ($226.38 M)	None
U.S. Government Mortgage Fund	Jason J. Callan	2 RICs 1 PIV 3 other accounts	$1.87 billion $14.70 million $1.15 million	None	None(j)	(2)	(12)
	Tom Heuer	1 RIC 6 other accounts	$1.83 billion $0.91 million	None	$10,001 – $50,000(i)
For Funds with fiscal period ending July 31
AMT-Free Tax-Exempt Bond Fund	Catherine Stienstra	4 RICs 3 PIVs 4 other accounts	$3.03 billion $1.18 billion $20.74 million	None	None(i)	(2)	(12)

Statement of Additional Information – December 1, 2013	Page 86

		Other Accounts Managed (excluding the fund)			Ownership of Fund Shares	Potential Conflicts of Interest
Fund	Portfolio Manager	Number and Type of Account(a)	Approximate Total Net Assets	Performance Based Accounts(b)			Structure of Compensation
Floating Rate Fund	Lynn Hopton	17 PIVs 14 other accounts	$21.92 billion $12.35 million	None	None	(2)	(22)
	Yvonne Stevens	17 PIVs 14 other accounts	$21.92 billion $10.22 million	None	None
	Steve Staver	8 other accounts	$2.93 million	None	None
	Ronald Launsbach	6 other accounts	$1.24 million	None	None
Global Opportunities Fund	Anwiti Bahugana	8 RICs 19 PIVs 18 other accounts	$6.42 billion $1.55 billion $116.67 million	None	None	(2)	(12)
	Fred Copper	7 RICs 1 PIV 7 other accounts	$1.61 billion $217.57 million $46.41 million	None	None
	Jeffrey Knight	18 RICs 3 other accounts	$59.61 billion $1.51 million	None	None
	Gene Tanuzzo	3 RICs 11 other accounts	$4.77 billion $1.19 billion	None	None
	Orhan Imer	7 RICs 1 PIV 4 other accounts	$1.02 billion $4.36 million $0.51 million	None	None(d)
	Toby Nangle(q)	3 PIVs	$79.0 million	3 PIVs ($79 M)	None(g)	(9)	(13)
Income Opportunities	Brian Lavin	12 RICs 1 PIV 3 other accounts	$23.58 billion $9.07 million $2.30 million	None	$100,001 – $500,000(i)	(2)	(12)
Inflation Protected Securities	Orhan Imer	7 RICs 1 PIV 4 other accounts	$1.58 billion $4.36 million $0.51 million	None	None	(2)	(12)
Large Core Quantitative	Brian M. Condon	8 RICs 7 PIVs 25 other accounts	$4.36 billion $393.35 million $3.99 billion	1 PIV ($0.05 M)	None(j)	(3)	(12)
	Oliver Buckley	6 RICs 4 PIVs 22 other accounts	$4.33 billion $255.93 million $3.92 billion	None	None(d)
Large Growth Quantitative	Brian M. Condon	8 RICs 7 PIVs 25 other accounts	$7.62 billion $393.35 million $3.99 billion	1 PIV ($0.05 M)	None(f)	(3)	(12)
	Oliver Buckley	6 RICs 4 PIVs 22 other accounts	$7.60 billion $255.93 million $3.92 billion	None	None(d)
Large Value Quantitative	Brian M. Condon	8 RICs 7 PIVs 25 other accounts	$7.74 billion $393.35 million $3.99 billion	1 PIV ($0.05 M)	$1 – $10,000(j)	(3)	(12)
	Oliver Buckley	6 RICs 4 PIVs 22 other accounts	$7.71 billion $255.93 million $3.92 billion	None	None
Limited Duration Credit	Tom Murphy	3 RICs 19 PIVs 33 other accounts	$4.28 billion $29.97 billion $2.69 billion	None	Over $1 million(j)	(2)	(12)
	Timothy J. Doubek	2 RICs 27 other accounts	$4.28 billion $1.36 billion	None	$100,001 – $500,000(j)
	Royce Wilson	1 RIC 2 other accounts	$2.86 billion $0.22 million	None	$1 – $10,000(f)
MN Tax-Exempt	Catherine Stienstra	4 RICs 3 PIVs 4 other accounts	$3.18 billion $1.18 billion $20.74 million	None	None	(2)	(12)

Statement of Additional Information – December 1, 2013	Page 87

		Other Accounts Managed (excluding the fund)			Ownership of Fund Shares	Potential Conflicts of Interest
Fund	Portfolio Manager	Number and Type of Account(a)	Approximate Total Net Assets	Performance Based Accounts(b)			Structure of Compensation
For Funds with fiscal period ending August 31
Marsico Flexible Capital Fund	Marsico Capital:
	Munish Malhotra	14 RICs 1 PIV 8 other accounts	$3.2 billion $16.0 million $412.0 million	None	None	(10)	(15)
	Jordan Laycob	2 RICs	$562.0 million	None	None
For Funds with fiscal period ending October 31
Absolute Return Currency and Income Fund	Nicholas Pifer	6 RICs 10 other accounts	$3.18 billion $423.40 million	None	$50,001 – $100,000(f)	(2)	(12)
Asia Pacific ex-Japan Fund	Threadneedle:			None	None(g)	(9)	(13)
	Vanessa Donegan	1 RIC 2 PIVs 2 other accounts	$393.13 million $1.40 billion $906.10 million
	George Gosden(q)	2 other accounts	$1.04 billion
Emerging Markets Bond Fund	Jim Carlen	2 RICs 8 other accounts	$523.33 million $14.89 million	None	$100,001 – $500,000(f)	(2)	(12)
	Henry Stipp(p)	3 PIVs 3 other accounts	$504.4 million $662.5 million	3 PIVs ($504.4 M); 1 other account ($57.2 M)	None(g)	(9)	(13)
European Equity Fund	Threadneedle:					(9)	(13)
	Dan Ison	1 RIC 2 PIVs 3 other accounts	$394.41 million $201.23 million $3.41 billion	1 PIV ($75.51 M)	None(g)
Global Bond Fund	Nicholas Pifer	6 RICs 10 other accounts	$3.02 billion $423.40 million	None	$100,001 – $500,000(f)	(2)	(12)
	Jim Cielinski(t)	4 PIVs 1 other account	$1.07 billion $39.9 million	2 PIVs ($209.3 M)	None(g)	(9)	(13)
	Matthew Cobon(t)	3 PIVs	$832.0 million	3 PIVs ($832 M)
Global Equity Fund	Threadneedle:
	Neil Robson(k)	4 PIVs 1 other account	$438.60 million $751.60 million	None	None(g)	(9)	(13)
	Pauline Grange(s)	1 other account	$35.8 million
Seligman Global Technology Fund	Richard M. Parower	4 RICs 1 PIV 8 other accounts	$3.51 billion $18.92 million $36.38 million	None	None	(2)	(21)
	Paul H. Wick	5 RICs 2 PIVs 4 other accounts	$3.74 billion $665.5 million $420.38 million	2 PIVs ($665.5 M)
	Ajay Diwan	4 RICs 5 other accounts	$4.06 billion $1.0 million	None

(a)	RIC refers to a Registered Investment Company; PIV refers to a Pooled Investment Vehicle.
(b)	Number and type of accounts for which the advisory fee paid is based in part or wholly on performance and the aggregate net assets in those accounts.
(c)	Reflects each wrap program strategy as a single client, rather than counting each participant in the program as a separate client.
(d)	Additionally, the portfolio manager holds investments in notional shares of the Fund in the range of $1 – $10,000.
(e)	The portfolio manager began managing the fund after its last fiscal year end; reporting information is provided as of February 28, 2013.
(f)	Additionally, the portfolio manager holds investments in notional shares of the Fund in the range of $10,001 – $50,000.
(g)	The Fund is available for sale only in the U.S. The portfolio managers do not reside in the U.S. and therefore do not hold any shares of the Fund.
(h)	Additionally, the portfolio manager holds investments in notional shares of the Fund in an amount over $1,000,000.
(i)	Additionally, the portfolio manager holds investments in notional shares of the Fund in the range of $50,001 – $100,000.
(j)	Additionally, the portfolio manager holds investments in notional shares of the Fund in the range of $100,001 – $500,000.
(k)	The portfolio manager began managing the Fund after its last fiscal year end; reporting information is provided as of March 31, 2013.
(l)	The portfolio manager began managing the Fund after its fiscal year end; reporting information is provided as of January 31, 2013.
(m)	The portfolio manager began managing the Fund after its last fiscal year end; reporting information is provided as of May 31, 2013.
(n)	One of the ‘other accounts’ is a wrap fee platform which includes approximately 263 underlying clients for total assets of approximately $60 million.
(o)	One of the ‘other accounts’ is a wrap fee platform which includes approximately 2,700 underlying clients for total assets of approximately $788 million and two of the ‘other accounts’ represent model portfolios for total assets of approximately $1.61 billion, which also have a number of underlying client accounts.
(p)	The portfolio manager began managing the fund after its last fiscal year end; reporting information is provided as of April 30, 2013.
(q)	The portfolio manager began managing the fund after its last fiscal year end; reporting information is provided as of July 31, 2013.
(r)	The portfolio manager began managing the fund after its last fiscal year end; reporting information is provided as of August 31, 2013.
(s)	The portfolio manager began managing the fund after its last fiscal year end; reporting information is provided as of September 30, 2013.
(t)	The portfolio manager began managing the fund after its last fiscal year end; reporting information is provided as of June 30, 2013.

Statement of Additional Information – December 1, 2013	Page 88

Potential Conflicts of Interest

(1)	Columbia Management: Management of funds-of-funds differs from that of the other Funds. The portfolio management process is set forth generally below and in more detail in the Funds’ prospectus.

Portfolio managers of the fund-of-funds may be involved in determining each funds-of-fund’s allocation among the three main asset classes (equity, fixed income and cash) and the allocation among investment categories within each asset class, as well as each funds-of-fund’s allocation among the underlying funds.

•	Because of the structure of the funds-of-funds, the potential conflicts of interest for the portfolio managers may be different than the potential conflicts of interest for portfolio managers who manage other Funds.

•	The Investment Manager and its affiliates may receive higher compensation as a result of allocations to underlying funds with higher fees.

In addition to the accounts above, portfolio managers may manage accounts in a personal capacity that may include holdings that are similar to, or the same as, those of the Fund. The Investment Manager has in place a Code of Ethics that is designed to address conflicts and that, among other things, imposes restrictions on the ability of the portfolio managers and other “investment access persons” to invest in securities that may be recommended or traded in the Fund and other client accounts.

To the extent a fund-of-funds invest in securities and instruments other than other Funds, the portfolio manager is subject to the potential conflicts of interest described in (2) below.

A Fund’s portfolio manager(s) also may have other potential conflicts of interest in managing the Fund, and the description above is not a complete description of every conflict that could exist in managing the fund and other accounts. Many of the potential conflicts of interest to which the Investment Manager’s portfolio managers are subject are essentially the same or similar to the potential conflicts of interest related to the Investment Management activities of the Investment Manager and its affiliates.

(2)	Columbia Management: Like other investment professionals with multiple clients, a Fund’s portfolio manager(s) may face certain potential conflicts of interest in connection with managing both the Fund and other accounts at the same time. The Investment Manager and the Funds have adopted compliance policies and procedures that attempt to address certain of the potential conflicts that portfolio managers face in this regard. Certain of these conflicts of interest are summarized below.

The management of accounts with different advisory fee rates and/or fee structures, including accounts that pay advisory fees based on account performance (performance fee accounts), may raise potential conflicts of interest for a portfolio manager by creating an incentive to favor higher fee accounts.

Potential conflicts of interest also may arise when a portfolio manager has personal investments in other accounts that may create an incentive to favor those accounts. As a general matter and subject to the Investment Manager’s Code of Ethics and certain limited exceptions, the Investment Manager’s investment professionals do not have the opportunity to invest in client accounts, other than the funds.

A portfolio manager who is responsible for managing multiple funds and/or accounts may devote unequal time and attention to the management of those Funds and/or accounts. The effects of this potential conflict may be more pronounced where Funds and/or accounts managed by a particular portfolio manager have different investment strategies.

A portfolio manager may be able to select or influence the selection of the broker/dealers that are used to execute securities transactions for the Funds. A portfolio manager’s decision as to the selection of broker/dealers could produce disproportionate costs and benefits among the Funds and the other accounts the portfolio manager manages.

A potential conflict of interest may arise when a portfolio manager buys or sells the same securities for a Fund and other accounts. On occasions when a portfolio manager considers the purchase or sale of a security to be in the best interests of a Fund as well as other accounts, the Investment Manager’s trading desk may, to the extent consistent with applicable laws and regulations, aggregate the securities to be sold or bought in order to obtain the best execution and lower brokerage commissions, if any. Aggregation of trades may create the potential for unfairness to a Fund or another account if a portfolio manager favors one account over another in allocating the securities bought or sold. In addition, although the Investment Manager has entered into a personnel sharing arrangement with Threadneedle, the Investment Manager and Threadneedle maintain separate trading operations for their clients. By maintaining separate trading operations in this manner, the Funds may forego certain opportunities including the aggregation of trades across certain accounts managed by Threadneedle. This could result in the Funds competing in the market with one or more accounts managed by Threadneedle for similar trades. In addition, it is possible that the separate trading desks of the Investment Manager and Threadneedle may be on opposite sides of a trade execution for a Fund at the same time.

“Cross trades,” in which a portfolio manager sells a particular security held by a Fund to another account (potentially saving transaction costs for both accounts), could involve a potential conflict of interest if, for example, a portfolio

Statement of Additional Information – December 1, 2013	Page 89

manager is permitted to sell a security from one account to another account at a higher price than an independent third party would pay. The Investment Manager and the Funds have adopted compliance procedures that provide that any transactions between a Fund and another account managed by the Investment Manager are to be made at a current market price, consistent with applicable laws and regulations.

Another potential conflict of interest may arise based on the different investment objectives and strategies of a Fund and other accounts managed by its portfolio manager(s). Depending on another account’s objectives and other factors, a portfolio manager may give advice to and make decisions for a Fund that may differ from advice given, or the timing or nature of decisions made, with respect to another account. A portfolio manager’s investment decisions are the product of many factors in addition to basic suitability for the particular account involved. Thus, a portfolio manager may buy or sell a particular security for certain accounts, and not for a Fund, even though it could have been bought or sold for the Fund at the same time. A portfolio manager also may buy a particular security for one or more accounts when one or more other accounts are selling the security (including short sales). There may be circumstances when a portfolio manager’s purchases or sales of portfolio securities for one or more accounts may have an adverse effect on other accounts, including the Funds.

To the extent a Fund invests in underlying Funds, a portfolio manager will be subject to the potential conflicts of interest described in (1) above.

A Fund’s portfolio manager(s) also may have other potential conflicts of interest in managing the Fund, and the description above is not a complete description of every conflict that could exist in managing the Fund and other accounts. Many of the potential conflicts of interest to which the Investment Manager’s portfolio managers are subject are essentially the same or similar to the potential conflicts of interest related to the Investment Management activities of the Investment Manager and its affiliates.

(3)	Turner: As is typical for many money managers, potential conflicts of interest may arise related to Turner’s management of accounts including the fund where not all accounts are able to participate in a desired IPO, or other limited opportunity, relating to use of soft dollars and other brokerage practices, related to the voting of proxies, employee personal securities trading, and relating to a variety of other circumstances. In all cases, however, Turner believes it has written policies and procedures in place reasonably designed to prevent violations of the federal securities laws and to prevent material conflicts of interest from arising. Please also see Turner’s Form ADV, Part 2A for a description of some of its policies and procedures in this regard.

(4)	Columbia Management: Management of the Income Builder Fund-of-Funds differs from that of the other funds. The portfolio management process is set forth generally below and in more detail in the Fund’s prospectus.

The Investment Manager uses quantitative models combined with qualitative factors to determine the Funds’ allocations to the underlying funds. Using these methodologies, a group of the Investment Manager’s investment professionals allocates the Fund’s assets within and across different asset classes in an effort to achieve the Fund’s objective of providing a high level of current income and growth of capital. The Fund will typically be rebalanced monthly in an effort to maximize the level of income and capital growth, incorporating various measures of relative value subject to constraints that set minimum or maximum exposure within asset classes, as set forth in the prospectus. Within the equity and fixed income asset classes, the Investment Manager establishes allocations for the Funds, seeking to achieve each Fund’s objective by investing in defined investment categories. The target allocation range constraints are intended, in part, to promote diversification within the asset classes.

Because of the structure of funds-of-funds, the potential conflicts of interest for the portfolio managers may be different than the potential conflicts of interest for portfolio managers who manage other funds. These potential conflicts of interest include:

•	In certain cases, the portfolio managers of the underlying funds are the same as the portfolio managers of the Income Builder Fund-of-Funds, and could influence the allocation of fund-of-funds assets to or away from the underlying funds that they manage.

•	The Investment Manager and its affiliates may receive higher compensation as a result of allocations to underlying funds with higher fees.

The Investment Manager monitors the performance of the underlying funds and may, from time to time, recommend to the Board of Trustees of the funds a change in portfolio management or fund strategy or the closure or merger of an underlying fund. In addition, the Investment Manager may believe that certain funds may benefit from additional assets or could be harmed by redemptions. All of these factors may also influence decisions in connection with the allocation of funds-of-funds assets to or away from certain underlying funds.

In addition to the accounts above, portfolio managers may manage accounts in a personal capacity that may include holdings that are similar to, or the same as, those of the Fund. The Investment Manager has in place a Code of Ethics

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that is designed to address conflicts and that, among other things, imposes restrictions on the ability of the portfolio managers and other “investment access persons” to invest in securities that may be recommended or traded in the Fund and other client accounts.

(5)	Mondrian: Mondrian does not foresee any material conflicts of interest that may arise in the management of the Funds and any other accounts managed with similar investment guidelines. Mondrian acts solely as an Investment Manager and does not engage in any other business activities. The following is a list of some potential conflicts of interest that can arise in the course of normal investment management business activities. Mondrian maintains and operates various policies and procedures which are designed to prevent or manage any of the conflicts identified below so that the interests of its clients are always put ahead of Mondrian’s own interests or those of its employees and directors:

Access to non-public information

As an investment manager Mondrian may come in to contact with information about a company that is not generally available to the investing public. Mondrian’s policy and procedures for handling any conflicts of interest arising from access to nonpublic information are set out in the Mondrian Investment Partners Limited Code of Ethics under “Policy Statement on Insider Trading and Securities Fraud”. If an employee is uncertain as to whether an interest or relationship is material or adverse, they should consult the Chief Compliance Officer for guidance.

Allocation of aggregated trades

Mondrian may from time to time aggregate trades for a number of its clients.

Mondrian’s policy requires that all allocations of aggregated trades must be fair between clients. Transactions involving commingled orders are allocated in a manner deemed equitable to each account. When a combined order is executed in a series of transactions, at different prices, each account participating in the order may be allocated an average price obtained from the broker/dealer. When a trade can be allocated in a cost efficient manner to our clients, it will be prorated across all participating accounts. Mondrian may randomly allocate purchases or sales among participating accounts when the amounts involved are too small to be evenly proportioned in a cost efficient manner. In performing random allocations, Mondrian will consider consistency of strategy implementation among participating accounts.

Allocation of investment opportunities

Mondrian is an investment manager of multiple client portfolios. As such, it has to ensure that investment opportunities are allocated fairly between clients. There is a potential risk that Mondrian may favor one client over another client in making allocations of investment opportunities.

Mondrian makes security selection decisions at committee level. Those securities identified as investment opportunities are added to a list of approved securities; portfolios will hold only such approved securities.

All portfolios governed by the same or a similar mandate will be structured similarly (that is, will hold the same or comparable stocks), and will exhibit similar characteristics. Sale and purchase opportunities identified at regular investment meetings will be applied to portfolios across the board, subject to the requirements of individual client mandates.

Cherry picking

Cherry picking is an abusive practice whereby an investment firm misrepresents its stock selecting skills by only showing top performing securities in promoting its investment services. Mondrian’s production of marketing materials is centrally controlled and independently reviewed to ensure that all materials are fair and not misleading.

Dealing in investments as agent for more than one party

Conflicts of interest exist when a portfolio management firm manages multiple client portfolios. Mondrian addresses these potential conflicts through the operation of dealing policies designed to ensure the fair and equal treatment of all clients e.g. the allocation of aggregated trades among clients.

Allocation of IPO opportunities

Initial Public Offerings (“IPO’s”) present a potential conflict of interest when they are priced at a discount to the anticipated secondary market price and the issuer has restricted or scaled back its allocation due to market demand. In such instances, the IPO allocation could be divided among a small select group of clients with others not receiving the allocation they would otherwise be entitled to. Mondrian clients with relevant mandates are given an equal opportunity, proportionate to the size of their portfolio, to participate in IPO trades. All IPO purchases are allocated on a strict pro-rata basis.

Dealing in investments as principal in connections with the provision of seed capital

A conflict of interest exists when a portfolio management firm manages its own money alongside client money.

Mondrian generally does not trade for its own account. However, Mondrian and its affiliates have provided the seed capital to certain investment vehicles that have been established by Mondrian group entities. Mondrian serves as the investment manager to these investment vehicles.

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Mondrian operates dealing policies designed to ensure the fair and equal treatment of all clients e.g. the allocation of aggregated trades among clients. These policies ensure that any portfolios in which Mondrian has an investment interest do not receive favorable treatment relative to other client portfolios.

Directorships and external arrangements

Certain Mondrian staff may hold positions in external organizations. There is a potential risk that Mondrian personnel may place their own interests (resulting from outside employment/directorships) ahead of the interests of Mondrian clients. Before accepting an executive or non-executive directorship or any other appointment in another company, employees, including executive directors, must obtain the prior approval of the Chief Executive Officer. The Chief Compliance Officer must also be informed of all such appointments and changes. The CEO and CCO will only permit appointments that would not present a conflict of interest with the individual’s responsibilities to Mondrian clients.

Dual agency

Dual Agency (also known as Cross Trading) concerns those transactions where Mondrian may act as agent for both the buyer and seller. In such circumstances there is a potential conflict of interest as it may be possible to favor one client over another when establishing the execution price and/or commission rate.

Although it rarely does so, Mondrian may act as agent for both buying and selling parties with respect to transactions in investments. If Mondrian proposes to act in such capacity, the Portfolio Manager will first obtain approval from the Chief Compliance Officer. The CCO has an obligation to ensure that both parties are treated fairly in any such trade.

Employee compensation

There is a potential risk that Mondrian’s compensation structure may incentivize employees to place their interests ahead of client interests, or, place one client’s interests ahead of another. Mondrian’s compensation structure does not provide incentives for any member staff to favor any client (or group of clients). Incentives (Bonus and Equity Programs) focus on the key areas of research quality, long-term and short-term performance, teamwork, client service and marketing. At Mondrian, the investment management of particular portfolios is not “star manager” based but uses a team system. This means that Mondrian’s investment professionals are primarily assessed on their contribution to the team’s effort and results, though with an important element of their assessment being focused on the quality of their individual research contribution.

Employee personal account dealing

There are a number of potential conflicts when staff of an investment firm engage in buying and selling securities for their personal account. Mondrian has arrangements in place to ensure that none of its directors, officers or employees (or persons connected to them by way of a business or domestic relationship) effects any transaction on their own account which conflicts with client interests. Mondrian’s rules which govern personal account dealing and general ethical standards are set out in the Mondrian Investment Partners Code of Ethics.

Gifts and entertainment (received)

In the normal course of business Mondrian employees may receive gifts and entertainment from third parties e.g. brokers and other service providers. This results in a potential conflict of interest when selecting third parties to provide services to Mondrian and its clients. Mondrian has a policy which requires that gifts and entertainment received are reported to the Chief Compliance Officer (any items in excess of £100 require pre-approval). All gifts and entertainment are reviewed to ensure that they are not inappropriate and that staff have not been unduly influenced by them.

Gifts and entertainment (given)

In the normal course of business, Mondrian employees may provide gifts and entertainment to third parties. Excessively lavish gifts and entertainment would be inappropriate. Mondrian has a policy which requires that any gifts and entertainment provided are reported to the Chief Compliance Officer (any items in excess of £200 require pre-approval). All gifts and entertainment are reviewed to ensure that they are not inappropriate and that staff have not attempted to obtain undue influence from them.

Investment in shares issued by Companies who are clients of Mondrian

Mondrian has client relationships with a number of entities which are associated with companies that issue securities in which Mondrian could invest client assets. This results in a potential conflict of interest. Mondrian makes stock selection decisions at a committee level. If a security is identified as offering a good investment opportunity it is added to Mondrian’s list of approved securities. All portfolios governed by the same or a similar mandate are structured similarly, that is, will hold the same or comparable securities. Mondrian would not consider client relationships when analyzing securities and would not add a holding to, or remove one from, the approved list because of a client relationship.

Management of investment capacity

Where there is limited capacity in Mondrian’s investment products, there is a potential for a conflict of interest in relation to how that capacity is allocated when there is strong demand. With regard to a closing policy, Mondrian

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recognizes the importance and the challenge of managing the growth of assets under management without compromising the interests of existing clients. To this end, the company has a track record of closing products early. In recent years Mondrian has soft closed its core EAFE and all-cap Emerging Markets equity products. These closures have been carried out early to give existing clients some further, albeit limited, scope for contribution to funds invested. Also, capacity in these styles has been reserved for Mondrian’s co-mingled vehicles.

Performance fees

Where an investment firm has clients with a performance fee arrangement there is a risk that those clients could be favored over clients without performance fees. Mondrian charges fees as a proportion of assets under management. In a very limited number of situations, in addition to this fee basis, certain accounts also include a performance fee basis. The potential conflict of interest arising from these fee arrangements is addressed by Mondrian’s procedures for the allocation of aggregated trades among clients. Investment opportunities are allocated totally independently of fee arrangements.

Portfolio holdings disclosure

Detailed portfolio holdings information can potentially be used by one or more clients/shareholders to obtain advantage over others who do not have access to that information. There is a potential risk that Mondrian could make nonpublic portfolio holdings information available to one or more select clients before it is made available to all relevant clients. Conflicts of interest arising from access to nonpublic information are addressed in the Mondrian Investment Partners Limited Code of Ethics under “Policy Statement on Insider Trading and Securities Fraud”. Additionally, Mondrian has procedures in place to ensure that client portfolio holdings information (including co-mingled funds) is kept confidential and is not inappropriately released to one or more clients/shareholders ahead of others.

Portfolio pumping

Portfolio pumping is the act of bidding up the value of a client’s holdings immediately before the end of a calendar quarter, or other period when portfolio performance is measured. This is done by using a client’s funds to place an excessive volume of trades in securities held by another client. This may drive up the value of the holdings on a temporary basis. Mondrian does not permit trading for the purpose of temporarily improving the performance of a portfolio. Mondrian’s investment procedures require all changes to portfolio holdings to be approved by the relevant Investment Committee. Although portfolio performance is measured and reported to clients on a monthly basis, Mondrian’s clients assess portfolio returns and relative performance on a longer term basis, in accordance with Mondrian’s long-term investment approach.

Pricing and valuation

There is a potential conflict of interest inherent in every valuation where an investment management firm is compensated on asset size and/or portfolio performance. Mondrian has policies and procedures in place to ensure that an appropriate independent pricing source is used for all security types. Adherence to these policies and procedures is monitored using exception reporting, as well as regular review, testing and evaluation of the adequacy of the procedures.

Proxy voting

Mondrian has a potential conflict of interest with its underlying clients when it has discretion to exercise voting authority in respect to client securities. Mondrian has implemented Proxy Voting policies and procedures that are designed to ensure that it votes client securities in the best interest of clients. In order to facilitate the actual process of voting proxies, Mondrian has contracted with an independent company, Institutional Shareholder Services (“ISS”) to analyze proxy statements on behalf of its clients and vote proxies in accordance with its procedures.

Relationships with consultants

Investment consultants typically provide advisory services to Mondrian’s clients and Mondrian occasionally purchases services from these consultants. The conflict of interest in these relationships rests mainly with the investment consulting firm itself. However, Mondrian will take care to ensure that any services it purchases from such firms are appropriate and would not reasonably be considered to be an inducement to that firm.

Soft dollar arrangements

Where an investment manager has soft dollar arrangements in place with a broker/dealer there is a potential conflict of interest as trading volumes through that broker/dealer are usually important in ensuring that soft dollar targets are met. As is typical in the investment management industry, Mondrian client funds are used to pay brokerage commissions for the execution of transactions in the client’s portfolio. As part of that execution service, brokers generally provide proprietary research to their clients as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; furnishing of analyses and reports concerning issuers, securities or industries; and providing information on economic factors and trends. Proprietary research may be used by Mondrian in connection with its investment decision-making process with respect to one or more accounts managed by it, and it may or may not be used, or used exclusively, with respect to the account generating the brokerage. With the exception of the receipt of proprietary research, Mondrian has no other soft dollar or commission sharing arrangements in place with brokers.

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Step-Out Trades

A step-out trade occurs when a brokerage firm executes an order, but gives other firms credit and some of the commission for the trade. Mondrian has no incentive to use step-out trades.

Transactions with affiliated brokers

Mondrian does not currently have any affiliated brokers.

Window dressing

Window dressing is a strategy which can be used by portfolio managers near the end of a reporting period to improve the appearance of portfolio performance before presenting it to clients. To window dress, a portfolio manager may sell securities with large losses and purchase stocks that have done well, near the end of the reporting period. The list of holdings sent to clients will thus include the high performing securities, and exclude the poor performing securities. Window dressing can also be used to invest in securities that do not meet the style of an account, without clients being aware. Mondrian does not permit window dressing or other trading for the purpose of improving the appearance of a client’s performance. Mondrian’s investment procedures require all changes to portfolio holdings to be approved by the relevant Investment Committee. Although portfolio holdings are reported to clients on a monthly basis, Mondrian’s clients assess portfolio returns and relative performance on a longer term basis, in accordance with Mondrian’s long-term investment approach.

(6)	Donald Smith: Donald Smith & Co., Inc. is very sensitive to conflicts of interest that could possibly arise in its capacity of serving as an investment adviser. It remains committed to resolving any and all conflicts in the best interest of its clients.

Donald Smith & Co., Inc. is an independent investment advisor with no parent or subsidiary organizations. Additionally, it has no brokerage or investment banking activities.

Clients include mutual funds, public and corporate pension plans, endowments and foundations, and other separate accounts. Donald Smith & Co., Inc. has put in place systems, policies and procedures, which have been designed to maintain fairness in portfolio management across all clients. Potential conflicts between funds or with other types of accounts are managed via allocation policies and procedures, internal review processes, and direct oversight by Donald G. Smith, President.

(7)	BHMS: Actual or potential conflicts of interest may arise when a portfolio manager has management responsibilities to more than one account (including the Fund). BHMS manages potential conflicts between funds or with other types of accounts through allocation policies and procedures, internal review processes and oversight by directors and independent third parties to ensure that no client, regardless of type or fee structure, is intentionally favored at the expense of another. Allocation policies are designed to address potential conflicts in situations where two or more funds or accounts participate in investment decisions involving the same securities.

(8)	MetWest Capital: MetWest Capital portfolio managers face inherent conflicts of interest in their day-to-day management of funds and other accounts because the funds may have different investment objectives, strategies and risk profiles than the other accounts managed by the portfolio managers. For instance, to the extent that the portfolio managers manage accounts with different investment strategies than the funds, they may from time to time be inclined to purchase securities, including initial public offerings, for one account but not for a fund. Additionally, some of the accounts managed by the portfolio managers may have different fee structures, including performance fees, which are or have the potential to be higher or lower, in some cases significantly higher or lower, than the fees paid by the funds. The differences in fee structures may provide an incentive to the portfolio managers to allocate more favorable trades to the higher-paying accounts.

To minimize the effects of these inherent conflicts of interest, MetWest Capital has adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures, that it believes address the potential conflicts associated with managing portfolios for multiple clients and ensure that all clients are treated fairly and equitably. Additionally, MetWest Capital minimizes inherent conflicts of interest by assigning the portfolio managers to accounts having similar objectives. Accordingly, security block purchases are allocated to all accounts with similar objectives in proportionate weightings. Furthermore, MetWest Capital has adopted a Code of Ethics under Rule 17j-1 of the Investment Company Act and Rule 204A-1 under the Investment Advisers Act of 1940 to address potential conflicts associated with managing the funds and any personal accounts the portfolio managers may maintain.

The portfolio managers often provide investment management for separate accounts advised in the same or similar investment style as that provided to mutual funds. While management of multiple accounts could potentially lead to conflicts of interest over various issues such as trade allocation, fee disparities and research acquisition, MetWest Capital has implemented policies and procedures for the express purpose of ensuring that clients are treated fairly and that potential conflicts of interest are minimized.

(9)

Threadneedle: Threadneedle portfolio managers may manage one or more mutual funds as well as other types of accounts, including proprietary accounts, separate accounts for institutions, and other pooled investment vehicles. Portfolio managers make investment decisions for an account or portfolio based on its investment objectives and

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policies, and other relevant investment considerations. A portfolio manager may manage a separate account or other pooled investment vehicle whose fees may be materially greater than the management fees paid by the Fund and may include a performance-based fee. Management of multiple funds and accounts may create potential conflicts of interest relating to the allocation of investment opportunities, and the aggregation and allocation of trades. In addition, a portfolio manager’s responsibilities at Threadneedle include working as a securities analyst. This dual role may give rise to conflicts with respect to making investment decisions for accounts that he/she manages versus communicating his/her analyses to other portfolio managers concerning securities that he/she follows as an analyst.

Threadneedle has a fiduciary responsibility to all of the clients for which it manages accounts. Threadneedle seeks to provide best execution of all securities transactions and to aggregate securities transactions and then allocate securities to client accounts in a fair and timely manner. Threadneedle has developed policies and procedures, including brokerage and trade allocation policies and procedures, designed to mitigate and manage the potential conflicts of interest that may arise from the management of multiple types of accounts for multiple clients.

(10)	Marsico Capital: A portfolio manager may manage accounts for other clients. These accounts may include registered investment companies, other types of pooled accounts (e.g., collective investment funds), and separate accounts (i.e., accounts managed on behalf of individuals or public or private institutions). Portfolio managers of Marsico Capital make investment decisions for each account based on the investment objectives and policies and other relevant investment considerations applicable to that account. The management of multiple accounts may result in a portfolio manager devoting unequal time and attention to the management of each account. Although Marsico Capital does not track the time a portfolio manager spends on a single portfolio, it does assess whether a portfolio manager has adequate time and resources to effectively manage all of the accounts for which he is responsible. Marsico Capital seeks to manage competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline or complementary investment disciplines. Accounts within a particular investment discipline may often be managed by using generally similar investment strategies, subject to factors including particular account restrictions and objectives, account opening dates, cash flows, and other considerations. Even where multiple accounts are managed by the same portfolio manager within the same investment discipline, however, Marsico Capital may take action with respect to one account that may differ from the timing or nature of action taken with respect to another account because of different client-specific objectives or restrictions or for other reasons such as different cash flows. Accordingly, the performance of each account managed by a portfolio manager will vary.

Potential conflicts of interest may also arise when allocating and/or aggregating trades. Marsico Capital often aggregates into a single trade order several individual contemporaneous client trade orders in a single security. Under Marsico Capital’s trade management policy and procedures, when trades are aggregated on behalf of more than one account, such transactions will be allocated to participating client accounts in a fair and equitable manner. With respect to initial public offerings and other syndicated or limited offerings, it is Marsico Capital’s policy to seek to ensure that over the long term, accounts with the same or similar investment objectives or strategies will receive an equitable opportunity to participate meaningfully in such offerings and will not be unfairly disadvantaged. To deal with these situations, Marsico Capital has adopted policies and procedures for allocating transactions across multiple accounts. Marsico Capital’s policies also seek to ensure that portfolio managers do not systematically allocate other types of trades in a manner that would be more beneficial to one account than another. Marsico Capital’s compliance department monitors transactions made on behalf of multiple clients to seek to ensure adherence to its policies.

Marsico Capital has adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures, that seek to minimize potential conflicts of interest that may arise because Marsico Capital advises multiple accounts. In addition, Marsico Capital monitors a variety of areas, including compliance with account investment guidelines and/or restrictions and compliance with the policies and procedures of Marsico Capital, including Marsico Capital’s Code of Ethics.

(11)	DFA: Actual or apparent conflicts of interest may arise when a portfolio manager has the primary day-to-day responsibilities with respect to a mutual fund, such as the Variable Portfolio – DFA International Value Fund (“Fund”), and other accounts. Other accounts include registered mutual funds (including proprietary mutual funds advised by DFA or its affiliates), other unregistered pooled investment vehicles, and other accounts managed for organizations and individuals (“Accounts”). An Account may have similar investment objectives to the Fund, or may purchase, sell or hold securities that are eligible to be purchased, sold or held by a fund. Actual or apparent conflicts of interest include:

•	Time Management. The management of the Fund and other Accounts may result in a portfolio manager devoting unequal time and attention to the management of the fund and/or Accounts. DFA seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most Accounts managed by a portfolio manager within an investment discipline are managed using the same investment models.

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•	Investment Opportunities. It is possible that at times identical securities will be held by the Fund and one or more Accounts. However, positions in the same security may vary and the length of time that the Fund may hold investments in the same security may likewise vary. If a portfolio manager identifies a limited investment opportunity that may be suitable for the Fund and one or more Accounts, the Fund may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible Accounts. To address these situations, DFA has adopted procedures for allocating portfolio transactions across multiple Accounts.

•	Broker Selection. With respect to securities transactions for the Fund, DFA determines which broker to use to execute each order, consistent with its duty to seek best execution of the transaction. However, with respect to certain Accounts (such as separate accounts), DFA may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, DFA or its affiliates may place separate, non-simultaneous, transactions for the Fund and another Account that may temporarily affect the market price of the security or the execution of the transaction, or both, to the detriment of the Fund or the Account.

•	Performance-Based Fees. For some Accounts, DFA may be compensated based on the profitability of the Account, such as by a performance-based management fee. These incentive compensation structures may create a conflict of interest for DFA with regard to Accounts where DFA is paid based on a percentage of assets because the portfolio manager may have an incentive to allocate securities preferentially to the Accounts where DFA might share in investment gains.

•	Investment in an Account. A portfolio manager or his/her relatives may invest in an Account that he or she manages and a conflict may arise where he or she may therefore have an incentive to treat the Account in which the portfolio manager or his/her relatives invest preferentially as compared to other Accounts for which he or she has portfolio management responsibilities.

DFA has adopted certain compliance procedures that are reasonably designed to address these types of conflicts. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

Structure of Compensation

(12)	Columbia Management: Direct compensation is typically comprised of a base salary, and an annual incentive award that is paid either in the form of a cash bonus if the size of the award is under a specified threshold, or, if the size of the award is over a specified threshold, the award is paid in a combination of a cash bonus, an equity incentive award, and deferred compensation. Equity incentive awards are made in the form of Ameriprise Financial restricted stock, or for more senior employees both Ameriprise Financial restricted stock and stock options. The investment return credited on deferred compensation is based on the performance of specified Columbia Mutual funds, in most cases including the mutual funds the portfolio manager manages.

Base salary is typically determined based on market data relevant to the employee’s position, as well as other factors including internal equity. Base salaries are reviewed annually, and increases are typically given as promotional increases, internal equity adjustments, or market adjustments.

Annual incentive awards are variable and are based on (1) an evaluation of the employee’s investment performance and (2) the results of a peer and/or management review of the employee, which takes into account skills and attributes such as team participation, investment process, communication, and professionalism. Scorecards are used to measure performance of Mutual Funds and other accounts managed by the employee versus benchmarks and peer groups. Performance versus benchmark and peer group is generally weighted for the rolling one, three, and five year periods. One year performance is weighted 10%, three year performance is weighted 60%, and five year performance is weighted 30%. Relative asset size is a key determinant for fund weighting on a scorecard. Typically, weighting would be proportional to actual assets. Consideration may also be given to performance in managing client assets in sectors and industries assigned to the employee as part of his/her investment team responsibilities, where applicable. For leaders who also have group management responsibilities, another factor in their evaluation is an assessment of the group’s overall investment performance.

Equity incentive awards are designed to align participants’ interests with those of the shareholders of Ameriprise Financial. Equity incentive awards vest over multiple years, so they help retain employees.

Deferred compensation awards are designed to align participants’ interests with the investors in the mutual funds and other accounts they manage. The value of the deferral account is based on the performance of Columbia mutual funds. Employees have the option of selecting from various Columbia mutual funds for their mutual fund deferral account, however portfolio managers must allocate a minimum of 25% of their incentive awarded through the deferral program to the Columbia mutual fund(s) they manage. Mutual fund deferrals vest over multiple years, so they help retain employees.

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Exceptions to this general approach to bonuses exist for certain teams and individuals.

Funding for the bonus pool is determined by management and depends on, among other factors, the levels of compensation generally in the investment management industry taking into account investment performance (based on market compensation data) and both Ameriprise Financial and Columbia Management profitability for the year, which is largely determined by assets under management.

For all employees the benefit programs generally are the same, and are competitive within the Financial Services Industry. Employees participate in a wide variety of plans, including options in Medical, Dental, Vision, Health Care and Dependent Spending Accounts, Life Insurance, Long Term Disability Insurance, 401(k), and a cash balance pension plan.

(13)	Threadneedle: To align the interests of its investment staff with those of our clients, the remuneration plan for senior individuals comprises basic salary and an annual profit share scheme (linked to individual performance and the profitability of the company) delivered partly as a cash incentive, and partly as a deferred long-term incentive which Threadneedle believes encourages longevity of service, split equally between Restricted Stock Units in Ameriprise Financial and reinvestment into a suite of Threadneedle’s own funds. Investment performance is a major factor within that performance appraisal, judged relative to each fund’s targets on a 1- and 3-year basis, with a bias towards 3-year performance in order to incentivise delivery of longer-term performance. Threadneedle Fund Deferral program, through which the deferral is notionally invested in a number of Threadneedle funds, vesting in three equal parts over three years, which provides a strong tie for our investment professionals to client interests.

The split between each component within the remuneration package varies between investment professionals and will be dependent upon performance and the type of funds they manage.

Incentives are devised to reward:

•	investment performance and Threadneedle client requirements, in particular the alignment with Threadneedle clients through a mandatory deferral into Threadneedle’s own products; and

•	team cooperation and values.

The split of the incentive pool focuses on the:

•	performance of the individual’s own funds and research recommendations;

•	performance of all portfolios in the individual’s team;

•	overall contribution to the wider thinking and success of the investment team, for example, idea generation, interaction with colleagues and commitment to assist with the sales effort; and

•	Threadneedle performance.

•	Consideration of the individual’s overall performance is designed to incentivise fund managers to think beyond personal portfolio performance and reflects contributions made in:

•	inter-team discussions, including asset allocation, global sector themes and weekly investment meetings;

•	intra-team discussions, stock research and investment insights; and

•	a fund manager’s demonstration of Threadneedle values, as part of our team-based investment philosophy.

It is important to appreciate that for individuals to maximise their rating and hence their incentive remuneration they need to contribute in all areas. Importance is placed not only on producing strong fund performance but also contributing effectively to the team and the wider Investment department and on the Manager’s demonstration of Threadneedle’s corporate values. This structure is closely aligned with Threadneedle’s investment principles of sharing ideas and effective communication.

Investment professionals are formally reviewed once a year, and the performance year runs from January to December. However, we also take into consideration longer-term performance (rolling three and five years) together with a manager’s contribution to the investment dialogue and desk success and their control of and adherence to our risk controls.

(14)

Columbia Management: The compensation of specified portfolio managers consists of (i) a base salary, (ii) an annual cash bonus, and (iii) long-term incentive awards in the form of Ameriprise Financial stock options and restricted stock. The annual cash bonus is based on management’s assessment of the employee’s performance relative to individual and business unit goals and objectives which, for portfolio manager Moore, may be based, in part, on achieving certain

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investment performance goals and retaining and attracting assets under management, and for portfolio manager Bergene, on developing competitive products, managing existing products, and selecting and monitoring subadvisers for Columbia funds. In addition, subject to certain vesting requirements, the compensation of portfolio manager Moore includes a long-term incentive awards paid in cash that are based on the performance of Ameriprise Financial over rolling three-year periods.

For all employees the benefit programs generally are the same, and are competitive within the Financial Services Industry. Employees participate in a wide variety of plans, including options in Medical, Dental, Vision, Health Care and Dependent Spending Accounts, Life Insurance, Long Term Disability Insurance, 401(k), and a cash balance pension plan.

(15)	Marsico Capital: The compensation package for portfolio managers of Marsico Capital is structured as a combination of base salary (reevaluated at least annually), and periodic cash bonuses. Base salaries may be adjusted upward or downward depending on Marsico Capital’s profitability. Bonuses are typically based on two other primary factors: (1) Marsico Capital’s overall profitability for the period, and (2) individual achievement and contribution. Exceptional individual efforts are typically rewarded through salary readjustments and through larger bonuses. No other special employee incentive arrangements are currently in place or being planned.

Portfolio manager compensation takes into account, among other factors, the overall performance of all accounts for which the portfolio manager provides investment advisory services. In receiving compensation such as bonuses, portfolio managers do not receive special consideration based on the performance of particular accounts, and do not receive compensation from accounts charging performance-based fees. In addition to salary and bonus, Marsico Capital’s portfolio managers may participate in other benefits such as health insurance and retirement plans on the same basis as other Marsico Capital employees. Marsico Capital’s portfolio managers also may be offered the opportunity to acquire equity interests in the firm’s parent company. Equity interests are subject to the financial risks of Marsico Capital’s business generally.

As a general matter, Marsico Capital does not tie portfolio manager compensation to specific levels of performance relative to fixed benchmarks (e.g., S&P 500 Index). Although performance is a relevant consideration, comparisons with fixed benchmarks may not always be useful. Relevant benchmarks vary depending on specific investment styles and client guidelines or restrictions, and comparisons to benchmark performance may at times reveal more about market sentiment than about a portfolio manager’s performance or abilities. To encourage a long-term horizon for managing client assets and concurrently minimizing potential conflicts of interest and portfolios risks, Marsico Capital evaluates a portfolio manager’s performance over periods longer than the immediate compensation period, and may consider a variety of measures in determining compensation, such as the performance of unaffiliated mutual funds or other portfolios having similar strategies as well as other measurements. Other factors that may be significant in determining portfolio manager compensation include, without limitation, the effectiveness of the manager’s leadership within Marsico Capital’s investment management team, contributions to Marsico Capital’s overall performance, discrete securities analysis, idea generation, the ability and willingness to support and train other analysts, and other considerations.

(16)	DFA: Portfolio managers receive a base salary and bonus. Compensation of a portfolio manager is determined at the discretion of DFA and is based on a portfolio manager’s experience, responsibilities, the perception of the quality of his or her work efforts and other subjective factors. The compensation of portfolio managers is not directly based upon the performance of the mutual funds or other accounts that the portfolio managers manage. DFA reviews the compensation of each portfolio manager annually and may make modifications in compensation as it deems necessary to reflect changes in the market. Each portfolio manager’s compensation consists of the following:

•	Base salary. Each portfolio manager is paid a base salary. DFA considers the factors described above to determine each portfolio manager’s base salary.

•	Semi-Annual Bonus. Each portfolio manager may receive a semi-annual bonus. The amount of the bonus paid to each portfolio manager is based upon the factors described above.

Portfolio managers may be awarded the right to purchase restricted shares of the stock of DFA as determined from time to time by the Board of Directors of DFA or its delegees. Portfolio managers also participate in benefit and retirement plans and other programs available generally to all employees.

In addition, portfolio managers may be given the option of participating in DFA’s Long Term Incentive Plan. The level of participation for eligible employees may be dependent on overall level of compensation, among other considerations. Participation in this program is not based on or related to the performance of any individual strategies or any particular client accounts.

Statement of Additional Information – December 1, 2013	Page 98

(17)	Donald Smith: All employees at Donald Smith & Co., Inc. are compensated on incentive plans. The compensation for portfolio managers, analysts and traders at Donald Smith consists of a base salary, a partnership interest in the firm’s profits, and possibly an additional, discretionary bonus. This discretionary bonus can exceed 100% of the base salary if performance for clients exceeds established benchmarks. The current benchmark utilized is the Russell 2000 Value Index. Additional distribution of firm ownership is a strong motivation for continued employment at Donald Smith & Co., Inc. Administrative personnel are also given a bonus as a function of their contribution and the profitability of the firm.

(18)	BHMS: In addition to base salary, all portfolio managers and analysts at BHMS share in a bonus pool that is distributed semi-annually. Portfolio managers and analysts are rated on their value added to the team-oriented investment process. Overall compensation applies with respect to all accounts managed and compensation does not differ with respect to distinct accounts managed by a portfolio manager. Compensation is not tied to a published or private benchmark. It is important to understand that contributions to the overall investment process may include not recommending securities in an analyst’s sector if there are no compelling opportunities in the industries covered by that analyst.

The compensation of portfolio managers is not directly tied to fund performance or growth in assets for any fund or other account managed by a portfolio manager and portfolio managers are not compensated for bringing in new business. Of course, growth in assets from the appreciation of existing assets and/or growth in new assets will increase revenues and profit. The consistent, long-term growth in assets at any investment firm is to a great extent, dependent upon the success of the portfolio management team. The compensation of the portfolio management team at BHMS will increase over time, if and when assets continue to grow through competitive performance. Lastly, many of our key investment personnel have a longer-term incentive compensation plan in the form of an equity interest in Barrow, Hanley, Mewhinney & Strauss, LLC.

(19)	MetWest Capital: Compensation for investment professionals consists of a base salary and revenue-sharing bonus. A material portion of each professional’s annual compensation is in the form of a bonus tied to firm revenues, results relative to clients’ benchmarks, overall client satisfaction and individual contribution.

MetWest Capital’s compensation system is not determined on an account-specific basis. Rather, bonuses are tied to overall firm revenues and composite performance relative to the benchmark. To reinforce long-term focus, performance is measured over longer time periods (typically three to five years). Portfolio Managers and Analysts are encouraged to maintain a long-term focus and are not compensated for the number of their recommendations that are purchased in the portfolio. Rather, their bonuses are tied to overall strategy performance.

Long-term retention agreements have been put in place for eligible members of MetWest Capital’s investment team. These agreements augment those incentive opportunities already in place.

(20)	Turner: Investment professionals are compensated for superior investment results, not the level of assets in a strategy. Base salary, as well as the potential range of earnings for an individual, is benchmarked to the industry and to the individual’s level of experience. Merit bonuses are capped at a multiple of base salary, and performance targets are set and measured over multiple time periods to discourage undue risk in execution. A portion of investment professional bonus compensation is linked to a subjective teamwork and peer assessment. Finally, all of our investment professionals and traders are principals of the firm and, as such, have a long-term vested interest in the success of all of our investment strategies. Robert E. Turner, CFA, chairman and chief investment officer, and David Kovacs, CFA, chief investment officer, quantitative strategies, are responsible for setting base salaries, bonus targets, and making all subjective judgments related to the compensation for Turner’s Quantitative Equity Team members.

(21)	Columbia Management: Portfolio manager compensation is typically comprised of (i) a base salary and (ii) an annual cash bonus. The annual cash bonus, and in some instances the base salary, are paid from a team bonus pool that is based on fees and performance of the accounts managed by the portfolio management team, which might include mutual funds, wrap accounts, institutional portfolios and hedge funds.

The percentage of management fees on mutual funds and long-only institutional portfolios that fund the bonus pool is based on the short term (typically one-year) and long-term (typically three-year and five-year) performance of those accounts in relation to the relevant peer group universe.

A fixed percentage of management fees on hedge funds and separately managed accounts that follow a hedge fund mandate fund the bonus pool.

The percentage of performance fees on hedge funds and separately managed accounts that follow a hedge fund mandate that fund the bonus pool is based on the absolute level of each hedge fund’s current year investment return,

For all employees the benefit programs generally are the same, and are competitive within the Financial Services Industry. Employees participate in a wide variety of plans, including options in Medical, Dental, Vision, Health Care and Dependent Spending Accounts, Life Insurance, Long Term Disability Insurance, 401(k), and a cash balance pension plan.

Statement of Additional Information – December 1, 2013	Page 99

(22)	Columbia Management: Portfolio manager compensation is typically comprised of (i) a base salary, and (ii) an annual cash bonus. The annual cash bonus is paid from team bonus pools. Funding for two of the bonus pools is based upon a percentage of profits or revenue generated by the institutional portfolios they manage. The portfolio managers may also be paid from a separate bonus pool based upon the performance of the mutual fund(s) they mange. Funding for this bonus pool is determined by a percentage of the aggregate assets under management in the mutual fund(s) they manage, and by the one, three and five year performance of the mutual fund(s) in relation to the relevant peer group universe.

Senior management of Columbia Management has the discretion to increase or decrease the size of the bonus pool related to mutual funds and to determine the exact amount of each portfolio manager’s bonus paid from this portion of the bonus pool based on his/her performance as an employee. Senior management of Columbia Management does not have discretion over the size of the bonus pool related to institutional portfolios.

For all employees the benefit programs generally are the same, and are competitive within the Financial Services Industry. Employees participate in a wide variety of plans, including options in Medical, Dental, Vision, Health Care and Dependent Spending Accounts, Life Insurance, Long Term Disability Insurance, 401(k), and a cash balance pension plan.

The Administrator

Columbia Management Investment Advisers, LLC (which is also the Investment Manager) serves as Administrator of the Funds.

Services Provided

Pursuant to the terms of the Administrative Services Agreement, the Administrator has agreed to provide all of the services necessary for, or appropriate to, the business and effective operation of the Fund that are not (a) provided by employees or other agents engaged by the Fund or (b) required to be provided by any person pursuant to any other agreement or arrangement with each Fund.

Administration Fee Paid by the Funds

The Administrator receives fees as compensation for its services, which are computed daily and paid monthly, as set forth in the Administrative Services Agreement, and as shown in the table below.

Administrative Services Agreement Fee Schedule

Funds	Asset Levels (in Millions)	Applicable Fee Rate
Absolute Return Currency and Income Fund; Absolute Return Emerging Markets Macro Fund; Absolute Return Enhanced Multi-Strategy Fund; Absolute Return Multi-Strategy Fund; Asia Pacific ex-Japan Fund; Commodity Strategy Fund; European Equity Fund; Global Bond Fund; Global Equity Fund; International Value Fund(a); Marsico Global Fund(b); Marsico International Opportunities Fund(b); Multi-Advisor International Equity Portfolio; Multi-Advisor Small Cap Value Fund; Overseas Value Fund; Select Smaller-Cap Value Fund; Small Cap Value Fund II	$0-$500 >$500-$1,000 >$1,000-$3,000 >$3,000-$12,000 >$12,000	0.080 0.075 0.070 0.060 0.050	% % % % %

AMT-Free Tax-Exempt Bond Fund; Emerging Markets Bond Fund(c); Floating Rate Fund; High Yield Bond Fund; Income Opportunities Fund; Inflation Protected Securities Fund; Limited Duration Credit Fund; Short Term Bond Fund; Short Term Municipal Bond Fund; U.S. Government Mortgage Fund	$0-$500	0.070%
	>$500-$1,000	0.065%
	>$1,000-$3,000	0.060%
	>$3,000-$12,000	0.050%
	>$12,000	0.040%
AP – Diversified Equity Income Fund; Diversified Equity Income Fund; Dividend Opportunity Fund; Equity Value Fund; Global Opportunities Fund(d); Large Cap Core Fund; Large Cap Enhanced Core Fund; Large Core Quantitative Fund; Large Growth Quantitative Fund; Large Value Quantitative Fund; Marsico 21st Century Fund(b); Marsico Flexible Capital Fund; Marsico Focused Equities Fund(b); Marsico Growth Fund(b); Mid Cap Value Fund; Mid Cap Value Opportunity Fund; Money Market Fund; Recovery and Infrastructure Fund; Select Large-Cap Value Fund; Seligman Communications and Information Fund; Seligman Global Technology Fund(e)	$0-$500 >$500-$1,000 >$1,000-$3,000 >$3,000-$12,000 >$12,000	0.060 0.055 0.050 0.040 0.030	% % % % %

Flexible Capital Income Fund	$0-$500	0.060%
	>$500-$1,000	0.055%
	>$1,000-$3,000	0.050%
	>$3,000	0.040%
Capital Allocation Portfolios; Income Builder Fund; LifeGoal Growth Portfolio	All Assets	0.020%

Statement of Additional Information – December 1, 2013	Page 100

Funds	Asset Levels (in Millions)	Applicable Fee Rate
Convertible Securities Fund	$0-$500	0.060%
	>$500-$1,000	0.055%
	>$1,000	0.050%
Large Cap Index Fund; Mid Cap Index Fund; Small Cap Index Fund	All Assets	0.100%
CA Intermediate Municipal Bond Fund; GA Intermediate Municipal Bond Fund; MD Intermediate Municipal Bond Fund; MN Tax-Exempt Fund(f); NC Intermediate Municipal Bond Fund; SC Intermediate Municipal Bond Fund; VA Intermediate Municipal Bond Fund	$0-$250	0.070%
	>$250-$1,000	0.065%
	>$1,000-$3,000	0.060%
	>$3,000-$12,000	0.050%
	>$12,000	0.040%

(a)	This administration fee schedule will be in effect on December 16, 2013. Prior to December 16, 2013, the International Value Fund will pay an administration fee of 0.020% on all assets, and the Master Portfolio will pay an administration fee of 0.060% on the first $500 million of assets, reducing to 0.030% as assets increase. Prior to June 1, 2013, the International Value Fund paid an administration fee of 0.17% and the Master Portfolio paid an administration fee of 0.050%.

(b)	Prior to January 23, 2013, Marsico 21st Century Fund, Marsico Focused Equities Fund, Marsico Global Fund, Marsico Growth Fund and Marsico International Opportunities Fund paid an annual administrative services fee of 0.22% on all assets.

(c)	Prior to July 1, 2011, the Investment Manager received an annual fee ranging from 0.080% to 0.050% as asset levels increased.

(d)	This fee applies to assets invested in securities, other than underlying mutual funds (including any exchange-traded funds (ETFs)) that pay an administrative services fee to Columbia Management, including other funds administered by the Investment Manager that do not pay an administrative fee, derivatives and individual securities. The Fund does not pay an administrative services fee on assets that are invested in underlying funds, including any ETFs, that pay an administrative services fee to Columbia Management.

(e)	Prior to March 1, 2011, the Investment Manager received an annual fee ranging from 0.080% to 0.050% as asset levels increased.

(f)	Prior to March 1, 2011, the Investment Manager received an annual fee ranging from 0.070% on the first $500,000,000, reducing to 0.040% as asset levels increased.

The Administrator, from the administration fee it receives from Large Cap Index Fund, pays all operating expenses of the Fund, with the exception of brokerage fees and commissions, interest, fees and expenses of Trustees who are not officers, directors or employees of the Investment Manager or its affiliates, distribution (Rule 12b-1) and/or shareholder servicing fees and any extraordinary non-recurring expenses that may arise, including litigation. Prior to January 1, 2011, the Administrative Services Agreement for series of CFSTII was with Ameriprise Financial and prior to May 1, 2010, the administrator of the series of CFST was the Previous Administrator. Fees paid prior to these periods were paid to Ameriprise Financial or the Previous Administrator, as applicable. The fee is calculated for each calendar day on the basis of net assets as of the close of the preceding day. Fees paid in each of the last three fiscal periods are shown in the table below. As described in Other Services Provided – Pricing and Bookkeeping Services, State Street was paid for certain services prior to August 8, 2011 with respect to series of CFST. The figures in the table below for periods before such date are net fees paid to the Administrator after deduction for these pricing and bookkeeping fees. The table is organized by fiscal year end.

Administrative Fees

	Administrative services fees paid in:
Fund	2013	2012		2011
For Funds with fiscal period ending January 31
Capital Allocation Aggressive Portfolio	$111,051	$114,275		$108,050
Capital Allocation Conservative Portfolio	65,589	57,671		53,134
Capital Allocation Moderate Aggressive Portfolio	213,998	172,993	(a)	N/A
Capital Allocation Moderate Conservative Portfolio	25,851	19,610	(a)	N/A
Capital Allocation Moderate Portfolio	298,998	283,803		256,754
Income Builder Fund	172,633	135,995		46,129
LifeGoal Growth Portfolio	150,091	110,201	(a)	N/A
Masters International Equity Portfolio	10,846	14,245	(a)	N/A

Statement of Additional Information – December 1, 2013	Page 101

	Administrative services fees paid in:
Fund	2013	2012		2011
For Funds with fiscal period ending February 28/29
Convertible Securities Fund	$317,615	$468,787		$619,486	*
Equity Value Fund(b)	352,140	370,489		430,923
International Value Fund(c)	1,734,302	2,258,470		2,770,453	*
Large Cap Core Fund	470,848	630,042		1,770,094	*
Large Cap Enhanced Core Fund	168,003	298,190		672,650	*
Large Cap Index Fund	2,516,462	3,361,680		2,912,268	*
Marsico 21st Century Fund	2,715,082	5,963,877		7,821,770	*
Marsico Focused Equities Fund	3,771,874	5,553,522		6,106,876	*
Marsico Global Fund	24,657	4,675		N/A
Marsico Growth Fund	5,475,810	7,140,171		7,365,006	*
Marsico International Opportunities Fund	885,760	1,825,542		2,434,316	*
Mid Cap Index Fund	2,425,603	2,688,253		2,142,120	*
Mid Cap Value Fund	1,847,219	3,145,380		7,614,544	*
Multi-Advisor International Equity Fund	882,560	1,516,047		2,110,092	*
Overseas Value Fund	23,311	9,224		N/A
Small Cap Index Fund	1,875,113	2,072,518		1,576,195	*
Small Cap Value Fund II	1,127,515	1,896,297		2,583,398	*
For Funds with fiscal period ending March 31
Short Term Bond Fund	1,732,091	1,741,167		3,267,397	*
For Funds with fiscal period ending April 30
CA Intermediate Municipal Bond Fund(d)	205,113	221,560		359,009	*
GA Intermediate Municipal Bond Fund(d)	72,488	92,510		185,605	*
MD Intermediate Municipal Bond Fund(d)	99,254	120,430		169,618	*
NC Intermediate Municipal Bond Fund(d)	153,709	188,745		245,313	*
Recovery and Infrastructure Fund	390,799	505,738		393,602
SC Intermediate Municipal Bond Fund(d)	117,813	145,980		199,538	*
Short Term Municipal Bond Fund(d)	1,367,486	1,839,118		3,369,326	*
VA Intermediate Municipal Bond Fund(d)	244,361	306,327		408,562	*
For Funds with fiscal period ending May 31
Absolute Return Emerging Markets Macro Fund	88,312	96,772		2,220	(e)
Absolute Return Enhanced Multi-Strategy Fund	74,630	80,916		4,247	(f)
Absolute Return Multi-Strategy Fund	143,006	143,094		6,945	(f)
AP – Diversified Equity Income Fund	389,955	35,913	(g)	N/A
Commodity Strategy Fund	47,681	10,787	(h)	N/A
Diversified Equity Income Fund(i)	1,565,210	1,241,940		2,237,285
Dividend Opportunity Fund(j)	2,317,635	1,436,783		911,737
Flexible Capital Income Fund	60,998	22,256	(h)	N/A
High Yield Bond Fund	1,136,506	1,044,473		1,148,320
Mid Cap Value Opportunity Fund(k)	868,332	634,373		1,178,639
Multi-Advisor Small Cap Value Fund	263,048	288,940		332,878
Select Large-Cap Value Fund(l)	291,937	131,059		291,123
Select Smaller-Cap Value Fund(m)	300,791	134,853		359,260
Seligman Communications and Information Fund(n)	1,746,336	812,545		1,924,770
U.S. Government Mortgage Fund	1,521,599	836,349		227,058

Statement of Additional Information – December 1, 2013	Page 102

	Administrative services fees paid in:
Fund	2013	2012		2011
For Funds with fiscal period ending July 31
AMT-Free Tax-Exempt Bond Fund(o)	$445,257	$286,567		$408,892
Floating Rate Fund	441,027	341,054		353,645
Global Opportunities Fund(p)	473,470	428,730		737,125
Income Opportunities Fund	1,820,985	1,362,239		849,422
Inflation Protected Securities Fund	263,695	355,911		375,558
Large Core Quantitative Fund	1,772,519	1,707,529		1,858,033
Large Growth Quantitative Fund(q)	321,329	285,760		410,431
Large Value Quantitative Fund(r)	168,846	134,364		195,904
Limited Duration Credit Fund	728,804	648,545		476,431
MN Tax-Exempt Fund(s)	316,928	265,141		248,745
Money Market Fund	1,031,373	1,145,263		1,289,536
	2012	2011		2010
For Funds with fiscal period ending August 31
Marsico Flexible Capital Fund	102,076	50,808	(t)	N/A
For Funds with fiscal period ending October 31
Absolute Return Currency and Income Fund	88,948	144,680		162,872
Asia Pacific ex-Japan Fund	338,241	412,388		172,133
Emerging Markets Bond Fund	381,281	223,177		197,667
European Equity Fund	273,680	169,966		56,787
Global Bond Fund	213,057	383,033		400,481
Global Equity Fund	319,567	363,610		366,549
Seligman Global Technology Fund	282,500	375,435		405,545

*	Prior to May 1, 2010, the series of CFST paid the Previous Administrator for administrative services. The amounts in the table above include amounts paid to the Previous Administrator. The table below shows the amounts paid to the Administrator and the Previous Administrator during the relevant fiscal year:

Fund	Fees paid in fiscal year 2011 to:
	Administrator	Previous Administrator
For Funds with the fiscal period ending February 28
Convertible Securities Fund	$511,046	$108,440
International Value Fund(c)	2,268,256	502,197
Large Cap Core Fund	1,456,582	313,512
Large Cap Enhanced Core Fund	539,340	133,310
Large Cap Index Fund	2,435,505	476,763
Marsico 21st Century Fund	6,375,466	1,446,304
Marsico Focused Equities Fund	4,973,795	1,133,081
Marsico Growth Fund	5,953,193	1,411,813
Marsico International Opportunities Fund	1,995,249	439,067
Mid Cap Index Fund	1,806,673	335,447
Mid Cap Value Fund	6,304,659	1,309,885
Multi-Advisor International Equity Fund	1,718,732	391,360
Small Cap Index Fund	1,317,190	259,005
Small Cap Value Fund II	2,163,306	420,092
For Funds with fiscal period ending March 31
Short Term Bond Fund	2,986,599	280,798

Statement of Additional Information – December 1, 2013	Page 103

Fund	Fees paid in fiscal year 2011 to:
	Administrator	Previous Administrator
For Funds with fiscal period ending April 30
CA Intermediate Municipal Bond Fund(d)	$331,076	$27,933
GA Intermediate Municipal Bond Fund(d)	169,429	16,176
MD Intermediate Municipal Bond Fund(d)	154,855	14,763
NC Intermediate Municipal Bond Fund(d)	225,076	20,237
SC Intermediate Municipal Bond Fund(d)	182,254	17,283
Short Term Municipal Bond Fund(d)	3,069,493	299,833
VA Intermediate Municipal Bond Fund(d)	374,692	33,870

(a)	The Fund changed its fiscal year end in 2012 from March 31 to January 31. For the fiscal year ended 2012, the information shown is from April 1, 2011 to January 31, 2012.

(b)	The Fund changed its fiscal year end in 2012 from March 31 to February 28/29. For the fiscal year ended 2012, the information shown is for the period from April 1, 2011 to February 29, 2012. For fiscal year ended 2011, the information shown is from April 1, 2010 to March 31, 2011.

(c)	The administration fees will be paid prior to December 16, 2013 at both the Master Portfolio- and Feeder Fund-levels; amounts shown above include only the portion paid at the Feeder Fund-level.

(d)	The Funds changed their fiscal year end in 2012 from March 31 to April 30. For the fiscal year ended 2012, the information shown is for the 13-month period from April 1, 2011 to April 30, 2012. For the fiscal year ended March 31, 2012, the Funds paid administration fees as follows: CA Intermediate Municipal Bond Fund paid $205,208; GA Intermediate Municipal Bond Fund paid $86,372; MD Intermediate Municipal Bond Fund paid $112,277; NC Intermediate Municipal Bond Fund paid $175,678; SC Intermediate Municipal Bond Fund paid $135,833; Short Term Municipal Bond Fund paid $1,717,276; and VA Intermediate Municipal Bond Fund paid $285,097. For the fiscal period from April 1, 2012 to April 30, 2012, the Funds paid administration fees as follows: CA Intermediate Municipal Bond Fund paid $16,352; GA Intermediate Municipal Bond Fund paid $6,138; MD Intermediate Municipal Bond Fund paid $8,153; NC Intermediate Municipal Bond Fund paid $13,067; SC Intermediate Municipal Bond Fund paid $10,147; Short Term Municipal Bond Fund paid $121,842; and VA Intermediate Municipal Bond Fund paid $21,230. For the fiscal year ended 2011, the information shown is from April 1, 2010 to March 31, 2011.

(e)	For the period from April 7, 2011 (commencement of operations) to May 31, 2011.

(f)	For the period from March 31, 2011 (commencement of operations) to May 31, 2011.

(g)	For the period from April 20, 2012 (commencement of operations) to May 31, 2012.

(h)	For the period from July 28, 2011 (commencement of operations) to May 31, 2012.

(i)	The Fund changed its fiscal year end in 2012 from September 30 to May 31. For the fiscal year ended 2012, the information shown is for the period from October 1, 2011 to May 31, 2012. For fiscal year ended 2011, the information shown is from October 1, 2010 to September 30, 2011. For the fiscal year from October 1, 2009 to September 30, 2010, the administrative services fees paid were $2,189,480.

(j)	The Fund changed its fiscal year end in 2012 from June 30 to May 31. For the fiscal year ended 2012, the information shown is for the period from July 1, 2011 to May 31, 2012. For fiscal year ended 2011, the information shown is from July 1, 2010 to June 30, 2011. For the fiscal year from July 1, 2009 to June 30, 2010, the administrative services fees paid were $681,093.

(k)	The fund changed its fiscal year end in 2012 from September 30 to May 31. For the fiscal year ended 2012, the information shown is for the period from October 1, 2011 to May 31, 2012. For the fiscal year ended 2011, the information shown is from October 1, 2010 to September 30, 2011. For the fiscal year from October 1, 2009 to September 30, 2010, the administrative services fees paid were $1,176,703.

(l)	The fund changed its fiscal year end in 2012 from December 31 to May 31. For the fiscal year ended 2012, the information shown is for the period from January 1, 2012 to May 31, 2012. For the fiscal year ended 2011, the information shown is from January 1, 2011 to December 31, 2011. For the fiscal year from January 1, 2010 to December 31, 2010, the administrative services fees paid were $213,950.

(m)	The fund changed its fiscal year end in 2012 from December 31 to May 31. For the fiscal year ended 2012, the information shown is for the period from January 1, 2012 to May 31, 2012. For the fiscal year ended 2011, the information shown is from January 1, 2011 to December 31, 2011. For the fiscal year from January 1, 2010 to December 31, 2010, the administrative services fees paid were $332,614.

(n)	The fund changed its fiscal year end in 2012 from December 31 to May 31. For the fiscal year ended 2012, the information shown is for the period from January 1, 2012 to May 31, 2012. For the fiscal year ended 2011, the information shown is from January 1, 2011 to December 31, 2011. For the fiscal year from January 1, 2010 to December 31, 2010, the administrative services fees paid were $1,848,982.

(o)	The fund changed its fiscal year end in 2012 from November 30 to July 31. For the fiscal year ended 2012, the information shown is for the period from December 1, 2011 to July 31, 2012. For the fiscal year ended 2011, the information shown is from December 1, 2010 to November 30, 2011. For the fiscal year from December 1, 2009 to November 30, 2010, the administrative services fees paid were $455,742.

(p)	The fund changed its fiscal year end in 2012 from September 30 to July 31. For the fiscal year ended 2012, the information shown is for the period from October 1, 2011 to July 31, 2012. For the fiscal year ended 2011, the information shown is from October 1, 2010 to September 30, 2011. For the fiscal year from October 1, 2009 to September 30, 2010, the administrative services fees paid were $890,778.

(q)	The fund changed its fiscal year end in 2012 from September 30 to July 31. For the fiscal year ended 2012, the information shown is for the period from October 1, 2011 to July 31, 2012. For the fiscal year ended 2011, the information shown is from October 1, 2010 to September 30, 2011. For the fiscal year from October 1, 2009 to September 30, 2010, the administrative services fees paid were $428,326.

(r)	The fund changed its fiscal year end in 2012 from September 30 to July 31. For the fiscal year ended 2012, the information shown is for the period from October 1, 2011 to July 31, 2012. For the fiscal year ended 2011, the information shown is from October 1, 2010 to September 30, 2011. For the fiscal year from October 1, 2009 to September 30, 2010, the administrative services fees paid were $160,909.

Statement of Additional Information – December 1, 2013	Page 104

(s)	The fund changed its fiscal year end in 2012 from August 31 to July 31. For the fiscal year ended 2012, the information shown is for the period from September 1, 2011 to July 31, 2012. For the fiscal year ended 2011, the information shown is from September 1, 2010 to August 31, 2011. For the fiscal year from September 1, 2009 to August 31, 2010, the administrative services fees paid were $235,979.

(t)	For the period from September 28, 2010 (when shares became publicly available) to August 31, 2011.

The Distributor

Columbia Management Investment Distributors, Inc. (the Distributor), a subsidiary of Ameriprise Financial and an affiliate of the Investment Manager, serves as the principal underwriter and distributor for the continuous offering of shares of the Funds pursuant to a Distribution Agreement. The Distribution Agreement obligates the Distributor to use appropriate efforts to find purchasers for the shares of the Funds. The Distributor’s address is: 225 Franklin Street, Boston, MA 02110.

Distribution Obligations

Pursuant to the Distribution Agreement, the Distributor, as agent, sells shares of the Funds on a continuous basis and transmits purchase and redemption orders that it receives to the Trusts or the Transfer Agent, or their designated agents. Additionally, the Distributor has agreed to use appropriate efforts to solicit orders for the sale of shares and to undertake advertising and promotion as it believes appropriate in connection with such solicitation. Pursuant to the Distribution Agreement, the Distributor, at its own expense, finances those activities which are primarily intended to result in the sale of shares of the Funds, including, but not limited to, advertising, compensation of underwriters, dealers and sales personnel, the printing and mailing of prospectuses to other than existing shareholders, and the printing and mailing of sales literature. The Distributor, however, may be compensated or reimbursed for all or a portion of such expenses to the extent permitted by a Distribution Plan adopted by the Trusts pursuant to Rule 12b-1 under the 1940 Act. See Investment Management and Other Services — Distribution and Servicing Plans for more information about the share classes for which the Trusts has adopted a Distribution Plan.

See Investment Management and Other Services — Other Roles and Relationships of Ameriprise Financial and its Affiliates – Certain Conflicts of Interest for more information about conflicts of interest, including those that relate to the Investment Manager and its affiliates.

The Distribution Agreement became effective with respect to each Fund after approval by its Board, and, after an initial two-year period, continues from year to year, provided that such continuation of the Distribution Agreement is specifically approved at least annually by the Board, including its Independent Trustees. The Distribution Agreement terminates automatically in the event of its assignment, and is terminable with respect to each Fund at any time without penalty by the Trusts (by vote of the Board or by vote of a majority of the outstanding voting securities of the Fund) or by the Distributor on 60 days’ written notice.

Underwriting Commissions Paid by the Funds

The Distributor and the Previous Distributor each received commissions and other compensation for its services as reflected in the following charts, which show amounts paid to the Distributor and the Previous Distributor, as well as amounts the Distributor and the Previous Distributor retained, after paying commissions, for the three most recently completed fiscal years.

Sales Charges Paid to Distributor

	Sales Charges Paid to Distributor					Amount Retained by Distributor After Paying Commissions
Fund	2013	2012		2011		2013	2012		2011
For Funds with fiscal period ending January 31
Capital Allocation Aggressive Portfolio	$1,179,422	$1,399,274		$1,574,105		$179,373	$204,310		$303,640
Capital Allocation Conservative Portfolio	452,383	368,743		504,954		79,548	68,206		109,432
Capital Allocation Moderate Aggressive Portfolio	504,862	740,555	(a)	622,591	*	64,900	88,484	(a)	92,378	**
Capital Allocation Moderate Conservative Portfolio	107,544	106,244	(a)	137,361	*	14,341	12,236	(a)	21,002	**
Capital Allocation Moderate Portfolio	2,849,144	2,982,585		3,173,653		452,712	460,124		626,855
Income Builder Fund	1,583,948	928,898		322,807		278,462	164,242		68,434
LifeGoal Growth Portfolio	917,200	435,375	(a)	319,525	*	124,255	52,849	(a)	46,623	**
Masters International Equity Portfolio	14,045	7,969	(a)	9,913	*	1,703	983	(a)	1,569	**

Statement of Additional Information – December 1, 2013	Page 105

	Sales Charges Paid to Distributor					Amount Retained by Distributor After Paying Commissions
Fund	2013	2012		2011		2013	2012		2011
For Funds with fiscal period ending February 28/29
Convertible Securities Fund	$59,849	$177,690		$60,451	*	$7,826	$24,702		$9,063	**
Equity Value Fund(b)	146,966	135,386		227,960		22,465	25,217		35,622	**
International Value Fund	67,408	87,336		101,523	*	9,328	11,617		15,836	**
Large Cap Core Fund	43,543	25,633		33,602	*	6,072	3,370		5,030	**
Large Cap Enhanced Core Fund	N/A	N/A		N/A		N/A	N/A		N/A
Large Cap Index Fund	289	212		N/A		N/A	N/A		N/A
Marsico 21st Century Fund	305,214	502,878		528,291	*	22,336	44,191		76,366	**
Marsico Focused Equities Fund	203,572	195,703		214,906	*	25,057	23,780		30,769	**
Marsico Global Fund	42,683	37,199		16,159	*	6,132	5,395		2,246	**
Marsico Growth Fund	236,184	258,774		303,421	*	29,675	31,531		43,397	**
Marsico International Opportunities Fund	27,190	41,286		43,257	*	2,659	2,943		6,600	**
Mid Cap Index Fund	N/A	N/A		N/A		N/A	N/A		N/A
Mid Cap Value Fund	175,442	223,040		228,520	*	21,827	25,448		33,566	**
Multi-Advisor International Equity Fund	91,719	113,730		8,509	*	12,831	15,253		1,365	**
Overseas Value Fund	N/A	N/A		N/A		N/A	N/A		N/A
Small Cap Index Fund	2,669	6,291		N/A		N/A	N/A		N/A
Small Cap Value Fund II	7,407	8,258		5,904	*	428	442		872	**
For Funds with fiscal period ending March 31
Short Term Bond Fund	176,680	73,720		143,756	*	36,980	36,411		39,736	**
For Funds with fiscal period ending April 30
CA Intermediate Municipal Bond Fund(c)	58,551	38,657		35,407		7,900	5,814		4,416
GA Intermediate Municipal Bond Fund(c)	18,069	15,963		15,560	*	2,400	2,378		2,096	**
MD Intermediate Municipal Bond Fund(c)	20,855	31,404		27,086	*	2,823	4,362		2,973	**
NC Intermediate Municipal Bond Fund(c)	30,473	51,004		44,323	*	4,507	7,500		6,448	**
Recovery and Infrastructure Fund	192,177	817,596		359,158		26,036	108,949		244,063
SC Intermediate Municipal Bond Fund(c)	102,192	63,596		50,250	*	14,363	9,534		6,045	**
Short Term Municipal Bond Fund(c)	48,724	38,726		60,346	*	6,477	9,616		15,228	**
VA Intermediate Municipal Bond Fund(c)	23,369	35,795		24,311	*	3,356	5,133		3,071	**
For Funds with fiscal period ending May 31
Absolute Return Emerging Markets Macro Fund	866	271		0	(d)	78	84		0	(d)
Absolute Return Enhanced Multi-Strategy Fund	32,355	184,779		47,292	(e)	4,410	26,260		6,607	(e)
Absolute Return Multi-Strategy Fund	13,170	54,508		16,127	(e)	2,121	7,981		2,491	(e)
AP Diversified Equity Income Fund	0	0	(f)	N/A		0	0	(f)	N/A
Commodity Strategy Fund	10,829	0	(g)	N/A		1,611	0	(g)	N/A
Diversified Equity Income Fund(h)	1,333,200	985,710		1,994,909		184,526	131,309		260,961
Dividend Opportunity Fund(i)	4,479,371	3,377,748		1,576,417		633,597	476,323		223,910
Flexible Capital Income Fund	17,374	11,959	(g)	N/A		2,507	1,638	(g)	N/A
High Yield Bond	1,204,924	973,589		941,458		185,026	144,186		147,197
Mid Cap Value Opportunity Fund(j)	349,017	266,582		637,323		48,388	35,277		83,946
Multi-Advisor Small Cap Value Fund	132,857	177,139		282,634		18,637	23,723		42,935
Select Large-Cap Value Fund(k)	103,537	42,518		120,151		14,265	5,557		15,278
Select Smaller-Cap Value Fund(l)	101,880	52,720		202,206		13,888	7,194		27,030
Seligman Communications and Information Fund(m)	1,225,388	1,110,624		2,580,026		159,833	148,424		337,085
U.S. Government Mortgage Fund	919,054	522,439		115,517		129,362	77,882		17,797

Statement of Additional Information – December 1, 2013	Page 106

	Sales Charges Paid to Distributor				Amount Retained by Distributor After Paying Commissions
Fund	2013	2012		2011	2013	2012		2011
For Funds with fiscal period ending July 31
AMT-Free Tax-Exempt Bond Fund(n)	$553,197	$344,970		$313,281	$81,614	$51,025		$52,270
Floating Rate	608,203	272,294		594,876	88,974	37,088		85,896
Global Opportunities Fund(o)	662,066	637,364		926,592	92,310	87,695		123,737
Income Opportunities Fund	849,522	1,121,899		863,014	125,206	167,180		127,757
Inflation Protected Securities Fund	114,383	248,000		146,207	16,099	37,296		22,042
Large Core Quantitative Fund	1,316,521	1,304,280		529,681	183,151	171,146		190,165
Large Growth Quantitative Fund(p)	55,160	51,584		45,329	8,055	7,211		6,273
Large Value Quantitative Fund(q)	35,127	11,416		34,889	5,012	1,422		4,992
Limited Duration Credit Fund	535,048	582,376		594,441	76,033	81,611		91,387
MN Tax-Exempt Fund(r)	628,019	512,917		376,847	85,803	73,620		55,107
Money Market Fund	12,458	50,522		67,101	N/A	N/A		N/A
	2012	2011		2010	2012	2011		2010
For Funds with fiscal period ending August 31
Marsico Flexible Capital Fund	59,425	173,179	(n)	N/A	17,356	59,141	(s)	N/A
For Funds with fiscal period ending October 31
AR Currency and Income Fund	9,253	11,309		16,140	(9,184)	(13,185)		(14,128)
Asia Pacific ex-Japan Fund	518	5,187		0	747	3,826		0
Emerging Markets Bond Fund	614,265	469,999		203,192	430,924	318,887		90,529
European Equity	54,053	60,164		76,299	20,078	16,268		23,361
Global Bond Fund	178,419	138,452		222,999	49,999	15,289		26,401
Global Equity Fund	169,550	224,680		283,968	25,296	33,788		38,823
Seligman Global Technology Fund	271,011	430,051		584,870	131,283	253,578		334,231

*	Prior to May 1, 2010, the series of CFST paid sales charges to the Previous Distributor. The amounts in the table above include amounts paid to the Previous Distributor. The table below shows the amounts paid to the Distributor and the Previous Distributor during the relevant fiscal year:

	Sales Charges Paid During Fiscal Year 2011
Fund	Distributor	Previous Distributor
For Funds with the fiscal period ending January 31
Capital Allocation Moderate Aggressive Portfolio	$542,783	$79,808
Capital Allocation Moderate Conservative Portfolio	121,630	15,731
LifeGoal Growth Portfolio	273,007	46,518
Masters International Equity Portfolio	7,943	1,970
For Funds with the fiscal period ending February 28
Convertible Securities Fund	53,741	6,710
International Value Fund	71,896	29,627
Large Cap Core Fund	24,844	8,758
Marsico 21st Century Fund	403,712	124,579
Marsico Focused Equities Fund	172,448	42,458
Marsico Global Fund	15,034	1,125
Marsico Growth Fund	237,830	65,591
Marsico International Opportunities Fund	30,520	12,737
Mid Cap Value Fund	172,566	55,954
Multi-Advisor International Equity Fund	2,658	5,851
Small Cap Value Fund II	4,817	1,087
For Funds with fiscal period ending March 31
Short Term Bond Fund	132,347	11,409

Statement of Additional Information – December 1, 2013	Page 107

	Sales Charges Paid During Fiscal Year 2011
Fund	Distributor	Previous Distributor
For Funds with fiscal period ending April 30
GA Intermediate Municipal Bond Fund(c)	$15,411	$149
MD Intermediate Municipal Bond Fund(c)	24,213	2,873
NC Intermediate Municipal Bond Fund(c)	42,971	1,352
SC Intermediate Municipal Bond Fund(c)	47,587	2,663
Short Term Municipal Bond Fund(c)	53,224	7,122
VA Intermediate Municipal Bond Fund(c)	24,183	128

**	A portion of the amount shown was retained by the Funds’ Distributor and the Previous Distributor.

(a)	The Fund changed its fiscal year end in 2012 from March 31 to January 31. For the fiscal year ended 2012, the information shown is for the period from April 1, 2011 to January 31, 2012. For the fiscal year ended 2011, the information shown is for April 1, 2010 to March 31, 2011.

(b)	The Fund changed its fiscal year end in 2012 from March 31 to February 28/29. For the fiscal year ended 2012, the information shown is for the period from April 1, 2011 to February 29, 2012. For the fiscal year ended 2011, the information shown is from April 1, 2010 to March 31, 2011. For the fiscal year from April 1, 2009 to March 31, 2010, the sales charges paid were $245,798 and the amount retained after paying commissions was $28,520.

(c)	The Funds changed their fiscal year end in 2012 from March 31 to April 30. For the fiscal year ended 2012, the information shown is for the 13-month period from April 1, 2011 to April 30, 2012. For the fiscal year ended March 31, 2012, the Funds paid sales charges as follows: CA Intermediate Municipal Bond Fund paid $38,331; GA Intermediate Municipal Bond Fund paid $15,958; MD Intermediate Municipal Bond Fund paid $31,062; NC Intermediate Municipal Bond Fund paid $46,642; SC Intermediate Municipal Bond Fund paid $57,264; Short Term Municipal Bond Fund paid $35,161; and VA Intermediate Municipal Bond Fund paid $35,555. For the fiscal period from April 1, 2012 to April 30, 2012, the Funds paid sales charges as follows: CA Intermediate Municipal Bond Fund paid $326; GA Intermediate Municipal Bond Fund paid $5; MD Intermediate Municipal Bond Fund paid $342; NC Intermediate Municipal Bond Fund paid $4,362; SC Intermediate Municipal Bond Fund paid $6,332; Short Term Municipal Bond Fund paid $3,565; and VA Intermediate Municipal Bond Fund paid $240. For the fiscal year ended 2011, the information shown is from April 1, 2010 to March 31, 2011.

(d)	For the period from April 7, 2011 (commencement of operations) to May 31, 2011.

(e)	For the period from March 31, 2011 (commencement of operations) to May 31, 2011.

(f)	For the period from April 20, 2012 (commencement of operations) to May 31, 2012.

(g)	For the period from July 28, 2011 (commencement of operations) to May 31, 2012.

(h)	The Fund changed its fiscal year end in 2012 from September 30 to May 31. For the fiscal year ended 2012, the information shown is for the period from October 1, 2011 to May 31, 2012. For fiscal year ended 2011, the information shown is from October 1, 2010 to September 30, 2011. For the fiscal year from October 1, 2009 to September 30, 2010, the sales charges paid were $2,471,025 and the amount retained after paying commissions was $469,210.

(i)	The Fund changed its fiscal year end in 2012 from June 30 to May 31. For the fiscal year ended 2012, the information shown is for the period from July 1, 2011 to May 31, 2012. For fiscal year ended 2011, the information shown is from July 1, 2010 to June 30, 2011. For the fiscal year from July 1, 2009 to June 30, 2010, the sales charges paid were $1,058,723 and the amount retained after paying commissions was $175,949.

(j)	The Fund changed its fiscal year end in 2012 from November 30 to July 31. For the fiscal year ended 2012, the information shown is for the period from December 1, 2011 to July 31, 2012. For fiscal year ended 2011, the information shown is from December 1, 2010 to November 30, 2011. For the fiscal year from December 1, 2009 to November 30, 2010, the sales charges paid were $740,978 and the amount retained after paying commissions was $27,902.

(k)	The fund changed its fiscal year end in 2012 from December 31 to May 31. For the fiscal year ended 2012, the information shown is for the period from January 1, 2012 to May 31, 2012. For the fiscal year ended 2011, the information shown is from January 1, 2011 to December 31, 2011. For the fiscal year from January 1, 2010 to December 31, 2010, the sales charges paid were $120,615 and the amount retained after paying commissions was $88,311.

(l)	The fund changed its fiscal year end in 2012 from December 31 to May 31. For the fiscal year ended 2012, the information shown is for the period from January 1, 2012 to May 31, 2012. For the fiscal year ended 2011, the information shown is from January 1, 2011 to December 31, 2011. For the fiscal year from January 1, 2010 to December 31, 2010, the sales charges paid were $183,546 and the amount retained after paying commissions was $33,457.

(m)	The fund changed its fiscal year end in 2012 from December 31 to May 31. For the fiscal year ended 2012, the information shown is for the period from January 1, 2012 to May 31, 2012. For the fiscal year ended 2011, the information shown is from January 1, 2011 to December 31, 2011. For the fiscal year from January 1, 2010 to December 31, 2010, the sales charges paid were $3,163,223 and the amount retained after paying commissions was $2,702,884.

(n)	The fund changed its fiscal year end in 2012 from November 30 to July 31. For the fiscal year ended 2012, the information shown is for the period from December 1, 2011 to July 31, 2012. For the fiscal year ended 2011, the information shown is from December 1, 2010 to November 30, 2011. For the fiscal year from December 1, 2009 to November 30, 2010, the sales charges paid were $572,842 and the amount retained after paying commissions was $100,280.

(o)	The fund changed its fiscal year end in 2012 from September 30 to July 31. For the fiscal year ended 2012, the information shown is for the period from October 1, 2011 to July 31, 2012. For the fiscal year ended 2011, the information shown is from October 1, 2010 to September 30, 2011. For the fiscal year from October 1, 2009 to September 30, 2010, the sales charges paid were $1,306,184 and the amount retained after paying commissions was $98,496.

(p)

The fund changed its fiscal year end in 2012 from September 30 to July 31. For the fiscal year ended 2012, the information shown is for the period from October 1, 2011 to July 31, 2012. For the fiscal year ended 2011, the information shown is from October 1, 2010 to

Statement of Additional Information – December 1, 2013	Page 108

September 30, 2011. For the fiscal year from October 1, 2009 to September 30, 2010, the sales charges paid were $66,276 and the amount retained after paying commissions was $20,395.

(q)	The fund changed its fiscal year end in 2012 from September 30 to July 31. For the fiscal year ended 2012, the information shown is for the period from October 1, 2011 to July 31, 2012. For the fiscal year ended 2011, the information shown is from October 1, 2010 to September 30, 2011. For the fiscal year from October 1, 2009 to September 30, 2010, the sales charges paid were $8,953 and the amount retained after paying commissions was $2,821.

(r)	The fund changed its fiscal year end in 2012 from August 31 to July 31. For the fiscal year ended 2012, the information shown is for the period from September 1, 2011 to July 31, 2012. For the fiscal year ended 2011, the information shown is from September 1, 2010 to August 31, 2011. For the fiscal year from September 1, 2009 to August 31, 2010, the sales charges paid were $551,051 and the amount retained after paying commissions was $2,712.

(s)	For the period from September 28, 2010 (when shares became publicly available) to August 31, 2011.

Part of the sales charge may be paid to selling dealers who have agreements with the Distributor. The Distributor will retain the balance of the sales charge. At times the entire sales charge may be paid to selling dealers. See the prospectus for amounts retained by Selling Agents as a percentage of the offering price.

Distribution and Servicing Plans

The Trusts have adopted distribution and/or shareholder servicing plans for certain share classes. See the cover of this SAI for the share classes offered by the Funds.

The table below shows the annual distribution and/or services fees (payable monthly and calculated based on an annual percentage of average daily net assets) and the combined amount of such fees applicable to each share class. The Trust is not aware as to what amount, if any, of the distribution and service fees paid to the Distributor and Previous Distributor were, on a Fund-by-Fund basis, used for advertising, printing and mailing of prospectuses to other than current shareholders, compensation to broker-dealers, compensation to sales personnel, or interest, carrying or other financing charges.

	Distribution Fee	Service Fee	Combined Total
Class A (Series of CFST)	—	—	0.25%(a)
Class A (Series of CFSTII)	up to 0.25%	up to 0.25%	0.25%(b)
Class B	0.75%(c)	0.25%	1.00%(d)
Class C	0.75%(c)	0.25%	1.00%(b)
Class I	None	None	None
Class K	None	None(e)	None
Class R (Series of CFST)	0.50%	—(f)	0.50%
Class R (Series of CFSTII)	up to 0.50%(b)	up to 0.25%	0.50%(f)
Class R4	None	None	None
Class R5	None	None	None
Class T	None	0.50%(g)	0.50%(g)
Class W	up to 0.25%	up to 0.25%	0.25%(b)
Class Y	None	None	None
Class Z	None	None	None

(a)	Series of CFST pay a combined distribution and service fee pursuant to their combined shareholder servicing and distribution plan for Class A shares.

(b)	Fee amounts noted apply to all Funds other than Money Market Fund, which, for each of Class A and Class W shares, pays distribution and service fees of 0.10%, and for Class C shares pays distribution fees of 0.75%. The Distributor has currently agreed not to be reimbursed by the Fund for 0.25% of the 0.50% fee for Class R shares of Columbia Money Market Fund. Effective April 15, 2010, the Distributor voluntarily agreed to waive the 12b-1 fees it receives from Class A, Class C, Class R and Class W shares of Money Market Fund. Compensation paid to selling agents may be suspended to the extent of the Distributor’s waiver of the 12b-1 fees on these specific share classes of these Funds.

(c)	For Short Term Bond Fund, the Distributor has voluntarily agreed to waive a portion of the distribution fee for Class B (effective as of February 15, 2013) and Class C shares so that the distribution fee does not exceed 0.30% and 0.31%, respectively, annually. For High Yield Bond Fund, the Distributor has voluntarily agreed to waive a portion of the distribution fee for Class C shares so that the distribution fee does not exceed 0.60% annually. For Recovery and Infrastructure Fund, effective September 12, 2013, the Distributor has voluntarily agreed to waive the distribution fee for Class B.

(d)

Fee amounts noted apply to all Funds other than Money Market Fund, which pays distribution fees of up to 0.75% and service fees of up to 0.10% for a combined total of 0.85%. The Distributor has currently agreed not to be reimbursed by the Fund for 0.10% of the 0.85% fee for Class B shares of Money Market Fund. Effective January 1, 2013, the Distributor has voluntarily agreed to waive the 0.75% 12b-1 fees it

Statement of Additional Information – December 1, 2013	Page 109

receives from Class B shares of Seligman Communications and Information Fund. Compensation paid to selling agents may be suspended to the extent of the Distributor’s waiver of the 12b-1 fees for this class. This voluntary waiver may be revised or terminated at any time without notice to shareholders. Class B shares are closed to new and existing investors.

(e)	Under a Plan Administration Services Agreement, the Funds’ Class K shares pay for plan administration services, including services such as implementation and conversion services, account set-up and maintenance, reconciliation and account recordkeeping, education services and administration to various plan types, including 529 plans, retirement plans and health savings accounts. Shareholder services fees for Class K shares are not paid pursuant to a Rule 12b-1 plan.

(f)	Class R shares of series of CFST pay a distribution fee pursuant to a Fund’s distribution (Rule 12b-1) plan for Class R shares and do not have a shareholder service plan for Class R shares. Series of CFSTII have a distribution and shareholder service plan for Class R shares pursuant to which the maximum fee under the plan reimbursed for distribution expenses is equal on an annual basis to 0.50% of the average daily net assets attributable to Class R shares of the Funds, of which amount, up to 0.25% may be reimbursed for shareholder service expense.

(g)	The shareholder servicing fees for Class T shares are up to 0.50% of average daily net assets attributable to Class T shares for equity Funds and 0.40% for fixed income Funds. The Funds currently limit such fees to a maximum of 0.30% for equity Funds and 0.15% for fixed income Funds. See Class T Shares Shareholder Service Fees below for more information.

If you maintain shares of the Fund directly with the Fund, without working directly with a financial advisor or Selling Agent, distribution and service fees are retained by the Distributor as payment or reimbursement for incurring certain distribution and shareholder service related expenses.

Over time, these distribution and/or shareholder service fees will reduce the return on your investment and may cost you more than paying other types of sales charges. The Fund will pay these fees to the Distributor and/or to eligible Selling Agents for as long as the distribution and/or shareholder servicing plans continue in effect. The Fund may reduce or discontinue payments at any time. Your Selling Agent may also charge you other additional fees for providing services to your account, which may be different from those described here.

Plans for Series of CFST. The shareholder servicing plans permit the Funds to compensate or reimburse servicing agents for the shareholder services they have provided. The distribution plans, adopted pursuant to Rule 12b-1 under the 1940 Act, permit the Funds to compensate or reimburse the Distributor and/or Selling Agents for activities or expenses primarily intended to result in the sale of the classes’ shares. Payments are made at an annual rate and paid monthly, as a percentage of average daily net assets, set from time to time by the Board, and are charged as expenses of each Fund directly to the applicable share class. A substantial portion of the expenses incurred pursuant to these plans may be paid to affiliates of the Distributor and Ameriprise Financial.

Under the shareholder servicing plan, the Board must review, at least quarterly, a written report of the amounts paid under the servicing agreements and the purposes for which those expenditures were made. The initial term of the shareholder servicing plan is one year and it will continue in effect from year to year provided that its continuance is specifically approved at least annually by a majority of the Board, including a majority of the Independent Trustees who have no direct or indirect financial interest in the operation of the shareholder servicing plan or in any agreement related to it. Any material amendment to the shareholder servicing plan must be approved in the same manner. The shareholder servicing plan is terminable at any time with respect to the Funds by a vote of a majority of the Independent Trustees.

The Trustees believe the Distribution Plans could be a significant factor in the growth and retention of a Fund’s assets resulting in more advantageous expense ratios and increased investment flexibility which could benefit each class of Fund shareholders. The Distribution Plans will continue in effect from year to year so long as continuance is specifically approved at least annually by a vote of the Trustees, including the Independent Trustees. The Distribution Plans may not be amended to increase the fee materially without approval by vote of a majority of the outstanding voting securities of the relevant class of shares, and all material amendments of the distribution plans must be approved by the Trustees in the manner provided in the foregoing sentence. The distribution plans may be terminated at any time by vote of a majority of the Independent Trustees or by vote of a majority of the outstanding voting securities of the relevant class of shares.

Plans for Series of CFSTII. The distribution and/or shareholder service fees for Class A, Class B, Class C, Class R and Class W shares, as applicable, are subject to the requirements of Rule 12b-1 under the 1940 Act, and are to reimburse the Distributor for certain expenses it incurs in connection with distributing the Fund’s shares and directly or indirectly providing services to Fund shareholders. These payments or expenses include providing distribution and/or shareholder service fees to Selling Agents that sell shares of the Fund or provide services to Fund shareholders. The Distributor may retain these fees otherwise payable to Selling Agents if the amounts due are below an amount determined by the Distributor in its discretion.

For the Series of CFSTII for Class A, Class B and Class W shares, the Distributor begins to pay these fees immediately after purchase. For Class C shares, the Distributor pays these fees in advance for the first 12 months. Selling and/or servicing agents also receive distribution fees up to 0.75% of the average daily net assets of Class C shares sold and held through them, which the Distributor begins to pay 12 months after purchase. For Class B shares, and, for the first 12 months following the sale of Class C shares, the Distributor retains the distribution fee of up to 0.75% in order to finance the payment of sales commissions to Selling Agents and to pay for other distribution related expenses. Selling Agents may compensate their financial advisors with the shareholder service and distribution fees paid to them by the Distributor.

Statement of Additional Information – December 1, 2013	Page 110

Prior to October 27, 2012, Class R4 shares were subject to a distribution fee of 0.25% and a service fee that is not paid pursuant to a 12b-1 plan of 0.25%.

Fees Paid.

For its most recent fiscal period, each Fund paid distribution and/or service fees as shown in the following table. The table is organized by fiscal year end.

12b-1 Fees

Fund	Class A	Class B	Class C	Class R	Class R4*	Class T	Class W
For Funds with fiscal period ending January 31
Capital Allocation Aggressive Portfolio	$1,190,622	$429,176	$353,645	$309	N/A	N/A	N/A
Capital Allocation Conservative Portfolio	662,668	217,784	405,824	194	N/A	N/A	N/A
Capital Allocation Moderate Aggressive Portfolio	1,670,123	671,164	846,518	21,558	N/A	$304,498	N/A
Capital Allocation Moderate Conservative Portfolio	175,652	109,645	241,420	9,231	N/A	N/A	N/A
Capital Allocation Moderate Portfolio	3,174,852	1,039,476	1,191,298	830	N/A	N/A	N/A
Income Builder Fund	1,855,238	368,552	795,063	738	N/A	N/A	N/A
LifeGoal Growth Portfolio	1,346,261	696,385	887,876	16,889	N/A	N/A	N/A
Masters International Equity Fund	54,564	17,208	47,453	324	N/A	N/A	N/A
For Funds with fiscal period ending February 28/29
Convertible Securities Fund	480,547	20,102	184,657	9,789	N/A	N/A	$58,330
Equity Value Fund	1,429,621	145,005	39,610	153	$12	N/A	40
International Value Fund	481,054	6,286	290,049	251	N/A	N/A	N/A
Large Cap Core Fund	294,571	6,995	27,957	N/A	N/A	N/A	8
Large Cap Enhanced Core Fund	30,732	N/A	N/A	2,487	N/A	N/A	N/A
Large Cap Index Fund	1,217,590	7,465	N/A	N/A	N/A	N/A	N/A
Marsico 21st Century Fund	1,598,921	616,562	2,782,037	132,545	N/A	N/A	N/A
Marsico Focused Equities Fund	2,485,296	187,697	2,414,264	N/A	N/A	N/A	N/A
Marsico Global Fund	16,294	N/A	22,447	6,441	N/A	N/A	N/A
Marsico Growth Fund	1,619,044	229,932	2,998,685	102,012	N/A	N/A	8
Marsico International Opportunities Fund	219,593	66,189	214,980	5,474	N/A	N/A	N/A
Mid Cap Index Fund	1,238,504	N/A	N/A	N/A	N/A	N/A	N/A
Mid Cap Value Fund	2,467,831	182,448	1,142,607	330,022	N/A	N/A	181,903
Multi-Advisor International Equity Fund	797,791	83,105	132,877	8,651	N/A	N/A	582,357
Overseas Value Fund	N/A	N/A	N/A	N/A	N/A	N/A	6
Small Cap Index Fund	1,504,811	132,481	N/A	N/A	N/A	N/A	N/A
Small Cap Value Fund II	855,798	20,296	165,520	87,050	N/A	N/A	N/A
For Funds with fiscal period ending March 31
Short Term Bond Fund	1,498,274	145,101	1,217,573	20,201	N/A	N/A	27,061
For Funds with fiscal period ending April 30
CA Intermediate Municipal Bond Fund	61,225	137	60,521	N/A	N/A	N/A	N/A
GA Intermediate Municipal Bond Fund	51,886	2,626	42,779	N/A	N/A	N/A	N/A
MD Intermediate Municipal Bond Fund	59,684	1,430	28,451	N/A	N/A	N/A	N/A
NC Intermediate Municipal Bond Fund	86,308	1,521	84,985	N/A	N/A	N/A	N/A
Recovery and Infrastructure Fund	835,169	125,783	347,868	964	N/A	N/A	N/A
SC Intermediate Municipal Bond Fund	65,580	1,309	148,035	N/A	N/A	N/A	N/A
Short Term Municipal Bond Fund	497,741	1,720	309,981	N/A	N/A	N/A	N/A
VA Intermediate Municipal Bond Fund	135,828	1,183	51,861	N/A	N/A	N/A	N/A
For Funds with fiscal period ending May 31
Absolute Return Emerging Markets Macro Fund	991	26	184	13	N/A	N/A	85,901
Absolute Return Enhanced Multi-Strategy Fund	122,261	782	48,469	34	N/A	N/A	15,803
Absolute Return Multi-Strategy Fund	92,226	1,335	44,110	12	N/A	N/A	53,212
AP – Diversified Equity Income Fund	1,659,066	N/A	N/A	N/A	N/A	N/A	N/A

Statement of Additional Information – December 1, 2013	Page 111

Fund	Class A	Class B	Class C	Class R	Class R4*	Class T	Class W
Commodity Strategy Fund	$2,897	N/A	$412	$306	N/A	N/A	$6
Diversified Equity Income Fund	6,009,287	$1,098,384	575,545	51,482	$55,425	N/A	10
Dividend Opportunity Fund	7,961,316	512,888	2,187,839	60,044	N/A	N/A	131,649
Flexible Capital Income Fund	21,326	N/A	5,357	14	N/A	N/A	19,210
High Yield Bond Fund	3,268,670	273,619	854,837	52,346	8,669	N/A	113,044
Mid Cap Value Opportunity Fund	2,151,297	380,828	298,155	62,523	45,641	N/A	11
Multi-Advisor Small Cap Value Fund	639,963	126,431	91,712	27,170	2,490	N/A	N/A
Select Large-Cap Value Fund	638,496	24,830	469,825	65,349	N/A	N/A	49,905
Select Smaller-Cap Value Fund	732,674	87,760	344,988	45,835	N/A	N/A	N/A
Seligman Communications and Information Fund	6,198,880	302,096	6,446,906	208,750	26	N/A	N/A
U.S. Government Mortgage Fund	1,739,865	69,354	565,395	N/A	N/A	N/A	24,301
For Funds with fiscal period ending July 31
AMT-Free Tax-Exempt Bond Fund	1,563,198	24,568	161,526	N/A	N/A	N/A	N/A
Floating Rate Fund	1,002,020	80,064	606,983	2,138	N/A	N/A	11
Global Opportunities Fund	1,983,485	393,279	330,185	23	N/A	N/A	N/A
Income Opportunities Fund	3,084,851	230,938	1,156,573	4,975	N/A	N/A	28,561
Inflation Protected Securities Fund	547,288	61,068	209,540	27,291	N/A	N/A	111,105
Large Core Quantitative Fund	7,184,805	840,438	278,888	18,668	N/A	N/A	275,833
Large Growth Quantitative Fund	731,974	11,735	25,956	431	N/A	N/A	123,045
Large Value Quantitative Fund	37,530	8,048	24,885	38	N/A	$220,041	201,962
Limited Duration Credit Fund	1,621,009	64,646	957,162	N/A	N/A	N/A	49,115
Minnesota Tax-Exempt Fund	1,062,550	16,733	396,377	N/A	N/A	N/A	N/A
Money Market Fund	N/A	85,679	N/A	N/A	N/A	N/A	N/A
For Funds with fiscal period ending August 31
Marsico Flexible Capital(a)	125,572	N/A	104,588	261	N/A	N/A	N/A
For Funds with fiscal period ending October 31
Absolute Return Currency and Income Fund	87,856	5,850	30,000	N/A	N/A	N/A	33,850
Asia Pacific ex-Japan Fund	1,384	N/A	481	350	N/A	N/A	N/A
Emerging Markets Bond Fund	513,995	29,087	331,847	10,629	N/A	N/A	161,960
European Equity Fund	133,417	19,670	15,294	N/A	N/A	N/A	2
Global Bond Fund	530,233	80,226	67,122	25	N/A	N/A	89,390
Global Equity Fund	894,993	143,954	194,640	321	N/A	N/A	7
Seligman Global Technology Fund	883,784	110,911	721,088	47,020	N/A	N/A	N/A

*	Prior to October 27, 2012, Class R4 shares were subject to a distribution fee. The figures in this column represent fees for periods prior to such date.

(a)	For the period from September 28, 2010 (when shares became publicly available) to August 31, 2011.

For Series of CFSTII Funds with Class B and Class C shares:

The following table provides the amount of distribution expenses, as a dollar amount and as a percentage of net assets, incurred by the Distributor and not yet reimbursed (“unreimbursed expense”) for Class B and Class C shares of series of CFSTII. These amounts are based on the most recent information available as of September 30, 2013 and may be recovered from future payments under the distribution plan or CDSC. To the extent the unreimbursed expense has been fully recovered, the distribution fee is reduced.

Unreimbursed Distribution Expenses

	Class B	Percentage of Class B net assets	Class C	Percentage of Class C net assets
Absolute Return Currency and Income Fund	$44,000	21.71%	$30,000	1.18%
Absolute Return Emerging Markets Macro Fund	0	0.00%	10,000	67.74%
Absolute Return Enhanced Multi-Strategy Fund	7,000	5.63%	13,000	0.33%
Absolute Return Multi-Strategy Fund	14,000	13.85%	16,000	0.44%

Statement of Additional Information – December 1, 2013	Page 112

	Class B	Percentage of Class B net assets	Class C	Percentage of Class C net assets
AP – Diversified Equity Income Fund	N/A	N/A	N/A	N/A
AMT-Free Tax-Exempt Bond Fund	$264,000	15.79%	$79,000	0.61%
Asia Pacific ex-Japan Fund	N/A	N/A	2,000	0.96%
CA Intermediate Municipal Bond Fund	7,000	37.64%	19,000	0.20%
Capital Allocation Aggressive Portfolio	1,691,000	5.04%	270,000	0.59%
Capital Allocation Conservative Portfolio	1,850,000	12.45%	304,000	0.61%
Capital Allocation Moderate Aggressive Portfolio	5,566,000	5.38%	1,491,000	0.79%
Capital Allocation Moderate Conservative Portfolio	3,067,000	9.93%	530,000	0.62%
Capital Allocation Moderate Portfolio	5,901,000	7.50%	1,785,000	1.17%
Commodity Strategy Fund	N/A	N/A	1,000	0.70%
Convertible Securities Fund	251,000	26.72%	118,000	0.52%
Diversified Equity Income Fund	8,821,000	10.25%	712,000	1.14%
Dividend Opportunity Fund	3,570,000	7.79%	1,848,000	0.51%
Emerging Markets Bond Fund	162,000	7.72%	422,000	0.74%
Equity Value Fund	1,760,000	9.94%	204,000	0.69%
European Equity Fund	128,000	0.72%	88,000	1.21%
Flexible Capital Income Fund	N/A	N/A	38,000	0.63%
Floating Rate Fund	1,199,000	13.47%	853,000	0.76%
GA Intermediate Municipal Bond Fund	8,000	3.84%	N/A	N/A
Global Bond Fund	667,000	21.93%	80,000	1.23%
Global Equity Fund	832,000	8.99%	1,440,000	8.43%
Global Opportunities Fund	3,836,000	11.53%	384,000	1.15%
High Yield Bond Fund	2,663,000	13.12%	7,478,000	8.15%
Income Builder Fund	4,612,000	15.66%	1,088,000	0.65%
Income Opportunities Fund	2,024,000	12.57%	735,000	0.58%
Inflation Protected Securities Fund	570,000	20.32%	171,000	1.26%
Intermational Value Fund	15,000	3.02%	83,000	0.31%
Large Cap Core Fund	26,000	4.19%	9,000	0.26%
Large Cap Enhanced Core Fund	N/A	N/A	N/A	N/A
Large Cap Index Fund	36,000	14.56%	N/A	N/A
Large Core Quantitative Fund	6,644,000	9.05%	1,333,000	4.34%
Large Growth Quantitative Fund	96,000	9.83%	26,000	0.85%
Large Value Quantitative Fund	24,000	3.35%	23,000	0.50%
LifeGoal Growth Portfolio	2,127,000	4.30%	1,720,000	1.80%
Limited Duration Credit Fund	639,000	13.17%	686,000	0.77%
Marsico 21st Century Fund	N/A	N/A	898,000	0.36%
Marsico Flexible Capital Fund	N/A	N/A	68,000	0.37%
Marsico Focused Equities Fund	454,000	3.80%	699,000	0.30%
Marsico Growth Fund	161,000	1.19%	1,014,000	0.34%
Marsico International Opportunities Fund	32,000	0.70%	89,000	0.54%
MD Intermediate Municipal Bond Fund	10,000	10.01%	N/A	N/A
Masters International Equity Portfolio	N/A	N/A	8,000	0.22%
Mid Cap Value Fund	1,647,000	10.61%	497,000	0.41%
Mid Cap Value Opportunity Fund	1,933,000	6.16%	424,000	1.25%
MN Tax-Exempt Fund	115,000	10.73%	297,000	0.78%
Money Market Fund	4,183,000	45.96%	3,547,000	11.48%

Statement of Additional Information – December 1, 2013	Page 113

	Class B	Percentage of Class B net assets	Class C	Percentage of Class C net assets
Multi-Advisor International Equity Fund	$666,000	13.92%	$191,000	1.54%
Multi-Advisor Small Cap Value Fund	1,072,000	10.42%	132,000	1.18%
NC Intermediate Municipal Bond Fund	24,000	18.57%	N/A	N/A
Overseas Value Fund	2,176,000	20.95%	132,000	2.89%
Recovery and Infrastructure Fund	N/A	N/A	98,000	0.26%
Select Large-Cap Value Fund	43,000	1.85%	2,952,000	5.05%
Select Smaller-Cap Value Fund	679,000	9.46%	2,725,000	6.58%
Seligman Communications and Information Fund	N/A	N/A	20,954,000	3.33%
Seligman Global Technology Fund	187,000	3.02%	4,599,000	6.59%
Short Term Bond Fund	2,824,000	34.35%	2,552,000	2.62%
Short Term Municipal Bond Fund	3,000	2.35%	N/A	N/A
Small Cap Index Fund	822,000	7.99%	N/A	N/A
Small Cap Value Fund II	N/A	N/A	55,000	0.33%
SC Intermediate Municipal Bond Fund	20,000	24.10%	N/A	N/A
U.S. Government Mortgage Fund	824,000	18.65%	285,000	0.50%
VA Intermediate Municipal Bond Fund	26,000	129.94%	N/A	N/A

Class T Shares Shareholder Service Fees

The Funds that offer Class T shares have adopted a shareholder services plan that permits them to pay for certain services provided to Class T shareholders by their Selling Agents. Equity Funds may pay shareholder servicing fees up to an aggregate annual rate of 0.50% of the Fund’s average daily net assets attributable to Class T shares (comprised of up to 0.25% for shareholder liaison services and up to 0.25% for administrative support services). Fixed income Funds may pay shareholder servicing fees up to an aggregate annual rate of 0.40% of the Fund’s average daily net assets attributable to Class T shares (comprised of an annual rate of up to 0.20% for shareholder liaison services and up to 0.20% for administrative support services). These fees are currently limited to an aggregate annual rate of not more than 0.30% for equity Funds and not more than 0.15% for fixed income Funds. With respect to those Funds that declare dividends on a daily basis, the shareholder servicing fee shall be waived by the selling and/or servicing agents to the extent necessary to prevent net investment income from falling below 0.00% on a daily basis. The Funds consider “administrative support services” to include, without limitation, (i) aggregating and processing purchase and redemption orders, (ii) providing beneficial owners with statements showing their positions in the Funds, (iii) processing dividend payments, (iv) providing sub-accounting services for Fund shares held beneficially, (v) forwarding shareholder communications, such as proxies, shareholder reports, dividend and tax notices, and updating prospectuses to beneficial owners, (vi) receiving, tabulating and transmitting proxies executed by the beneficial owners, (vii) sub-transfer agent services for beneficial owners of Fund shares and (viii) other similar services.

Other Services Provided

The Transfer Agent

Columbia Management Investment Services Corp. is the transfer agent for the Funds. The Transfer Agent is located at 225 Franklin Street, Boston, MA 02110. Under a Transfer and Dividend Disbursing Agent Agreement, the Transfer Agent provides transfer agency, dividend disbursing agency and shareholder servicing agency services to the Funds. Class I shares and, for at least 12 months after November 1, 2012, Class Y shares are not subject to transfer agency fees. The Funds pay the Transfer Agent an annual transfer agency fee of $19.25 per account, payable monthly for all share classes except for Class I shares and (through at least October 31, 2013) Class Y shares. Prior to July 1, 2013, the Funds paid the Transfer Agent an annual transfer agency fee of $21.00 per account, payable monthly; prior to July 1, 2012, the Funds paid the Transfer Agent an annual transfer agency fee of $12.08 per account, payable monthly; and prior to September 7, 2010, the Funds paid the Transfer Agent (and, prior to May 1, 2010, the Previous Transfer Agent) an annual transfer agency fee of $22.36 per account payable monthly.

In addition to the per-account fee, the Funds pay the Transfer Agent (a) a fee with respect to Class A, Class B, Class C, Class R, Class R4 (beginning November 1, 2012), Class T, Class W and Class Z at the annual rate of 0.20% of the average aggregate value of shares maintained in omnibus accounts (other than omnibus accounts for which American Enterprise Investment Services, Inc. is the broker of record or accounts where the beneficial owner is a customer of Ameriprise Financial Services, Inc., for which the transfer agent is reimbursed $16 annually, calculated monthly based on the total

Statement of Additional Information – December 1, 2013	Page 114

number of positions in which accounts at the end of such month) or (b) a fee with respect to Class K and Class R5 shares of 0.05% of the average aggregate value of shares maintained in omnibus accounts, provided that total transfer agency fees for Class K and Class R5 shares, including reimbursements, shall not exceed 0.05%. (Neither Class I shares nor Class Y shares are subject to these fees relating to omnibus accounts.) Prior to November 1, 2012, the fee described above for Class A, Class B, Class C, Class R, Class T, Class Y and Class Z on the aggregate value of shares maintained in omnibus accounts (other than accounts for which American Enterprise Investment Services, Inc. was broker) was up to 0.20%. Prior to November 1, 2012, Class R4 shares were subject to a lower transfer agency fee equal to (i) an annual fee of $21 per account and (ii) up to 0.05% of the average aggregate value of shares maintained in omnibus accounts. Prior to September 7, 2010, the series of CFST reimbursed the Transfer Agent (and, prior to May 1, 2010, the Previous Transfer Agent) for the fees and expenses the Transfer Agent paid to financial intermediaries that maintained omnibus accounts with the Funds, subject to a cap of up to $22.36 per account for financial intermediaries that sought payment by the Transfer Agent on a per account basis and a cap equal to 0.15% of a Fund’s net assets represented by such an account for financial intermediaries that sought payment by the Transfer Agent based on a percentage of net assets.

The Funds also pay certain reimbursable out-of-pocket expenses of the Transfer Agent. The Transfer Agent also may retain as additional compensation for its services revenues for fees for wire, telephone and redemption orders, IRA trustee agent fees and account transcripts due the Transfer Agent from Fund shareholders and credits (net of bank charges) earned with respect to balances in accounts the Transfer Agent maintains in connection with its services to the Funds. Transfer agency costs for each Fund are calculated separately for each of (i) Class Y shares, (ii) Class K and Class R5 shares and (iii) all other share classes (except Class I shares, which pay no transfer agency fees).

The fees paid to the Transfer Agent may be changed by the Board without shareholder approval.

The Transfer Agent retains BFDS/DST, 2 Heritage Drive, North Quincy, MA 02171 as the Funds’ sub-transfer agent. BFDS/DST assists the Transfer Agent in carrying out its duties.

Plan Administration Services

The Funds that offer Class K shares have a Plan Administration Services Agreement with the Transfer Agent. Under the agreement, the Funds pay for plan administration services, including services such as implementation and conversion services, account set-up and maintenance, reconciliation and account recordkeeping, education services and administration to various plan types, including 529 plans, retirement plans and Health Savings Accounts (HSAs). The fee for services is equal on an annual basis to 0.25% of the average daily net assets of each Fund attributable to Class K shares. Prior to October 27, 2012, Class R4 shares were also subject to the Plan Administration Services Agreement and related fee.

The Custodian

The Funds’ securities and cash are held pursuant to a custodian agreement with JPMorgan, 1 Chase Manhattan Plaza, 19th Floor, New York, NY 10005. JPMorgan is responsible for safeguarding the Funds’ cash and securities, receiving and delivering securities and collecting the Funds’ interest and dividends. The custodian is permitted to deposit some or all of its securities in central depository systems as allowed by federal law. For its services, each Fund pays its custodian a maintenance charge and a charge per transaction in addition to reimbursing the custodian’s out-of-pocket expenses.

As part of this arrangement, securities purchased outside the United States are maintained in the custody of various foreign branches of JPMorgan or in other financial institutions as permitted by law and by the Fund’s custodian agreement.

Pricing and Bookkeeping Services (with Respect to CFST Series Only)

Prior to August 8, 2011, State Street provided certain pricing and bookkeeping services to the series of CFST. The Administrator was responsible for overseeing the performance of these services and for certain other services.

Services Provided

Effective December 15, 2006, CFST entered into a Financial Reporting Services Agreement with State Street and the Previous Adviser (the Financial Reporting Services Agreement) pursuant to which State Street provided financial reporting services to the Funds. Also effective December 15, 2006, the Trust entered into an Accounting Services Agreement with State Street and the Previous Adviser (collectively with the Financial Reporting Services Agreement, the State Street Agreements) pursuant to which State Street provided accounting services to the Funds. Effective May 1, 2010, the State Street Agreements were amended to, among other things, assign and delegate the Previous Adviser’s rights and obligations under the State Street Agreements to the Administrator. Under the State Street Agreements, each Fund (except the Capital Allocation Portfolios that are series of CFST, LifeGoal Growth Portfolio, Masters International Equity Portfolio, Large Cap Index Fund and Small Cap Index Fund) paid State Street an annual fee of $38,000 paid monthly plus an additional monthly fee based on an annualized percentage rate of average daily net assets of the Fund for the month. The aggregate fee for a Fund during any year did not exceed $140,000 annually (exclusive of out-of-pocket expenses and charges). Each Fund (except the Capital Allocation

Statement of Additional Information – December 1, 2013	Page 115

Portfolios that are series of CFST, LifeGoal Growth Portfolio, Large Cap Index Fund and Small Cap Index Fund) also reimbursed State Street for certain out-of-pocket expenses and charges. The State Street Agreements were terminated on August 8, 2011.

Under the State Street Agreements, Masters International Equity Portfolio paid State Street an annual fee of $26,000 paid monthly. The Capital Allocation Portfolios that are series of CFST did not pay any separate fees for services rendered under the State Street Agreements and the fees for pricing and bookkeeping services incurred by the them were paid as part of the management fee. Under the Administrative Services Agreement, fees for pricing and bookkeeping services incurred by Large Cap Index Fund and Small Cap Index Fund are paid by the Administrator.

Pricing and Bookkeeping Fees Paid by the Funds

The Investment Manager, the Previous Adviser and State Street received fees from the Funds for their services as reflected in the following charts, which show the net pricing and bookkeeping fees paid to State Street, the Investment Manager and the Previous Adviser for the three most recently completed fiscal years, except as otherwise indicated.

Fund	Fiscal Year Ended January 31, 2013	Fiscal Period Ended January 31, 2012	Fiscal Year Ended March 31, 2011	Fiscal Year Ended March 31, 2010
Capital Allocation Moderate Aggressive Portfolio
Amount Paid to Previous Adviser	—	—	—	—
Amount Paid to State Street	—	—	—	—

Capital Allocation Moderate Conservative Portfolio
Amount Paid to Previous Adviser	—	—	—	—
Amount Paid to State Street	—	—	—	—

LifeGoal Growth Portfolio
Amount paid to Investment Manager	—	—	—	—
Amount Paid to State Street	—	—	—	—

Masters International Equity Portfolio
Amount paid to Investment Manager	—	$509	—	—
Amount Paid to State Street	—	—	$27,115	$26,284

Fund	Fiscal Period Ended February 28, 2013	Fiscal Year Ended February 29, 2012	Fiscal Year Ended February 28, 2011
Convertible Securities Fund
Amount Paid to Investment Manager	—	—	—
Amount Paid to State Street	—	$40,806	$112,948

International Value Fund(a)
Amount Paid to Investment Manager	—	—	—
Amount Paid to State Street	—	$16,344	$38,000

Large Cap Core Fund
Amount Paid to Investment Manager	—	—	—
Amount Paid to State Street	—	$48,189	$144,785

Large Cap Enhanced Core Fund
Amount Paid to Investment Manager	—	—	—
Amount Paid to State Street	—	$30,316	$109,119

Large Cap Index Fund
Amount Paid to Investment Manager	—	—	—
Amount Paid to State Street	—	—	—

Marsico 21st Century Fund
Amount Paid to Investment Manager	—	—	—
Amount Paid to State Street	—	$59,721	$142,868

Marsico Focused Equities Fund
Amount Paid to Investment Manager	—	—	—
Amount Paid to State Street	—	$57,903	$143,791

Marsico Global Fund
Amount Paid to Investment Manager	—	—	—
Amount Paid to State Street	—	$18,087	$50,506

Statement of Additional Information – December 1, 2013	Page 116

Fund	Fiscal Period Ended February 28, 2013	Fiscal Year Ended February 29, 2012	Fiscal Year Ended February 28, 2011
Marsico Growth Fund
Amount Paid to Investment Manager	—	—	—
Amount Paid to State Street	—	$59,396	$143,829

Marsico International Opportunities Fund
Amount Paid to Investment Manager	—	—	—
Amount Paid to State Street	—	$54,903	$151,885

Mid Cap Index Fund
Amount Paid to Investment Manager	—	—	—
Amount Paid to State Street	—	$60,484	$145,325

Mid Cap Value Fund
Amount Paid to Investment Manager	—	—	—
Amount Paid to State Street	—	$9,536	$141,578

Multi-Advisor International Equity Fund
Amount Paid to Investment Manager	—	—	—
Amount Paid to State Street	—	$10,528	$156,329

Overseas Value Fund
Amount Paid to Investment Manager	—	—	—
Amount Paid to State Street	—	$17,395	$51,388

Small Cap Index Fund
Amount Paid to Investment Manager	—	—	—
Amount Paid to State Street	—	—	—

Small Cap Value Fund II
Amount Paid to Investment Manager	—	—	—
Amount Paid to State Street	—	$59,231	$142,013

Fund	Fiscal Year Ended March 31, 2013	Fiscal Year Ended March 31, 2012	Fiscal Year Ended March 31, 2011
Short Term Bond Fund
Amount Paid to Investment Manager	—	—	—
Amount Paid to State Street	—	$27,398	$171,788

CA Intermediate Municipal Bond Fund
Amount Paid to Investment Manager	—	—	—
Amount Paid to State Street	—	$10,948	$93,984

GA Intermediate Municipal Bond Fund
Amount Paid to Investment Manager	—	—	—
Amount Paid to State Street	—	$7,583	$66,957

MD Intermediate Municipal Bond Fund
Amount Paid to Investment Manager	—	—	—
Amount Paid to State Street	—	$8,201	$72,676

NC Intermediate Municipal Bond Fund
Amount Paid to Investment Manager	—	—	—
Amount Paid to State Street	—	$9,953	$86,539
SC Intermediate Municipal Bond Fund
Amount Paid to Investment Manager	—	—	—
Amount Paid to State Street	—	$8,707	$76,745

Short Term Municipal Bond Fund
Amount Paid to Investment Manager	—	—	—
Amount Paid to State Street	—	$29,401	$192,867

VA Intermediate Municipal Bond Fund
Amount Paid to Investment Manager	—	—	—
Amount Paid to State Street	—	$12,533	$107,911

(a)	The Pricing and Bookkeeping Fees were paid at both the Master Portfolio- and Feeder Fund-levels; amounts shown above include only the portion paid at the Feeder Fund-level.

(b)	The Funds changed their fiscal year end in 2012 from March 31 to April 30. The amounts reflected were paid in the fiscal year from April 1, 2011 to March 31, 2012. There were no fees paid for the period from April 1, 2012 to April 30, 2012.

Statement of Additional Information – December 1, 2013	Page 117

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP, which is located at 225 South Sixth Street, Minneapolis, MN 55402, is the Funds’ independent registered public accounting firm. The financial statements for series of CFSTII for the fiscal year ended August 31, 2012 or later, and for the series of CFST for the last five fiscal periods contained in each Fund’s Annual Report were audited by PricewaterhouseCoopers LLP. The financial statements for the series of CFSTII for fiscal periods ended on or before July 31, 2012 were audited by Ernst & Young LLP, the Funds’ former auditors. The financial statements for Seligman Global Technology Fund for the fiscal year ended December 31, 2008 were audited by a different independent registered public accounting firm. The Board has selected PricewaterhouseCoopers LLP as the independent registered public accounting firm to audit the Funds’ books and review their tax returns for their respective fiscal years.

The Reports of Independent Registered Public Accounting Firm and the audited financial statements are included in the annual reports to shareholders of the Funds, and are incorporated herein by reference. No other parts of the annual reports or semi-annual reports to shareholders are incorporated by reference herein except that the unaudited financial statements included in the semi-annual report to shareholders of the Funds are incorporated herein by reference. The audited financial statements incorporated by reference into the Funds’ prospectuses and this SAI have been so incorporated in reliance upon the report of the independent registered public accounting firm, given on its authority as an expert in auditing and accounting.

Counsel

Goodwin Procter LLP serves as legal counsel to the Trusts. Its address is 901 New York Avenue N.W., Washington, DC, 20001. Kramer Levin Naftalis & Frankel LLP serves as counsel to the Independent Trustees of the Trusts. Its address is 1177 Avenue of the Americas, New York, NY 10036.

Board Services Corporation

The Funds have an agreement with Board Services Corporation (Board Services) located at 901 S. Marquette Avenue, Suite 2810, Minneapolis, MN 55402. This agreement sets forth the terms of Board Services’ responsibility to serve as an agent of the Funds for purposes of administering the payment of compensation to each Independent Trustee, to provide office space for use by the Funds and their Board, and to provide any other services to the Board or the Independent Trustees, as may be reasonably requested.

Expense Limitations

The Investment Manager and certain of its affiliates have agreed to waive fees and/or reimburse certain expenses (excluding certain fees and expenses, such as transaction costs and certain other investment related expenses, interest, taxes, acquired fund fees and expenses, and extraordinary expenses) so that certain Funds’ net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed specified rates for specified time periods, as described in a Fund’s prospectus.

The tables below show the expenses reimbursed and fees waived by Investment Manager and its affiliates for the last three fiscal periods. The table is organized by fiscal year end.

Expenses Reimbursed

	Amounts Reimbursed
Fund	2013	2012	2011
For Funds with fiscal period ending January 31
Capital Allocation Aggressive Portfolio	$42,247	N/A	N/A
Capital Allocation Conservative Portfolio	N/A	$13	$3
Capital Allocation Moderate Aggressive Portfolio	N/A	N/A	N/A
Capital Allocation Moderate Conservative Portfolio(a)	172,293	79,686	N/A
Capital Allocation Moderate Portfolio	N/A	N/A	N/A
Income Builder Fund	17,281	8,915	19
LifeGoal Growth Portfolio(a)	376,520	408,807	N/A
Masters International Equity Portfolio(a)	246,708	364,519	463,944	*

Statement of Additional Information – December 1, 2013	Page 118

	Amounts Reimbursed
Fund	2013	2012		2011
For Funds with fiscal period ending February 28/29
Convertible Securities Fund	$1,123,957	$661,525		$650,305	*
Equity Value Fund(b)	586,764	589,659		N/A
International Value Fund	1,437,231	1,523,364		N/A
Large Cap Core Fund	284,624	446,143		N/A
Large Cap Enhanced Core Fund	620,644	375,082		55,704	*
Large Cap Index Fund	345,458	1,275,467		1,826,690	*
Marsico 21st Century Fund	131,463	N/A		N/A
Marsico Focused Equities Fund	1,025,662	N/A		N/A
Marsico Global Fund	78,204	166,867		241,606	*
Marsico Growth Fund	2,313,639	1,653,534		N/A
Marsico International Opportunities Fund	N/A	100		N/A
Mid Cap Index Fund	5,049,926	5,810,057		1,141,790	*
Mid Cap Value Fund	4	94,391		N/A
Multi-Advisor International Equity Fund	68,963	590,729		N/A
Overseas Value Fund	76,755	295,200		195,697	*
Small Cap Index Fund	67,196	61,413		58,108	*
Small Cap Value Fund II	355,517	887,545		116,139	*
For Funds with fiscal period ending March 31
Short Term Bond Fund	2,911,218	3,769,340		2,228,810	*
For Funds with fiscal period ending April 30
CA Intermediate Municipal Bond Fund(c)	683,493	663,551		327,203	*
GA Intermediate Municipal Bond Fund(c)	226,902	263,629		233,663	*
MD Intermediate Municipal Bond Fund(c)	282,544	322,443		N/A
NC Intermediate Municipal Bond Fund(c)	370,983	437,416		N/A
Recovery and Infrastructure Fund	N/A	N/A		N/A
SC Intermediate Municipal Bond Fund(c)	283,518	404,669		260,021	*
Short Term Municipal Bond Fund(c)	3,478,062	3,448,466		N/A
VA Intermediate Municipal Bond Fund(c)	523,516	661,234		400,194	*
For Funds with fiscal period ending May 31
Absolute Return Emerging Markets Macro Fund	457,061	283,399		191,184	(d)
Absolute Return Enhanced Multi-Strategy Fund	338,873	360,004		157,958	(e)
Absolute Return Multi-Strategy Fund	410,834	294,481		152,486	(e)
AP – Diversified Equity Income Fund	1,092,172	183,427	(f)	N/A
Commodity Strategy Fund	149,155	123,362	(g)	N/A
Diversified Equity Income Fund(h)	1,515,231	N/A		N/A
Dividend Opportunity Fund(i)	N/A	N/A		66,343
Flexible Capital Income Fund	209,792	165,728	(o)	N/A
High Yield Bond Fund	115,435	624,232		286,506
Mid Cap Value Opportunity Fund(h)	990,435	774,166		59,288
Multi-Advisor Small Cap Value Fund	896,928	630,115		649,521
Select Large-Cap Value Fund(j)	369,622	176,832		85,378
Select Smaller-Cap Value Fund(j)	428,854	108,261		253,728
Seligman Communications and Information Fund(j)	N/A	N/A		N/A
U.S. Government Mortgage Fund	1,366,274	534,787		420,920

Statement of Additional Information – December 1, 2013	Page 119

	Amounts Reimbursed
Fund	2013	2012		2011
For Funds with fiscal period ending July 31
AMT-Free Tax-Exempt Bond Fund(k)	$195,063	$172,079		$153,083
Columbia Floating Rate	72,956	133,698		112,421
Global Opportunities Fund(l)	385,551	413,206		N/A
Income Opportunities Fund	695,144	1,347,472		N/A
Inflation Protected Securities Fund	755,565	1,012,016		1,092,024
Large Core Quantitative Fund	640,310	2,906,992		2,032,601
Large Growth Quantitative Fund(l)	137,896	406,292		1,780
Large Value Quantitative Fund(l)	410,400	510,906		379,669
Limited Duration Credit Fund	90,524	274,803		543,410
MN Tax-Exempt Fund(m)	52,762	186,446		123,745
Money Market Fund	12,993,538	12,365,143		11,539,424
	2012	2011		2010
For Funds with fiscal period ending August 31
Marsico Flexible Capital Fund	2,865	96,082	(n)	N/A
For Funds with fiscal period ending October 31
Absolute Return Currency and Income Fund	253,058	N/A		N/A
Asia Pacific ex-Japan Fund	N/A	2		N/A
Emerging Markets Bond Fund	N/A	197,205		34,703
European Equity Fund	25,194	26,946		184,076
Global Bond Fund	483,448	554,755		347,134
Global Equity Fund	578,988	441,718		N/A
Seligman Global Technology Fund	442,372	N/A		510,591

*	Prior to May 1, 2010, the series of CFST were managed by the Previous Adviser. The figures in this table include amounts reimbursed by the Previous Adviser and its affiliates. The table below shows the amount reimbursed by the Investment Manager and its affiliates and the Previous Adviser during the relevant fiscal year:

	Expenses Reimbursed During Fiscal Year 2011
Fund	Investment Manager	Previous Adviser
For Funds with fiscal periods ending February 28
Convertible Securities Fund	$619,054	$31,251
Large Cap Enhanced Core Fund	55,704	N/A
Large Cap Index Fund	1,531,517	295,173
Marsico Global Fund	216,430	25,176
Mid Cap Index Fund	1,028,630	113,159
Overseas Value Fund	134,953	25,450
Small Cap Index Fund	49,964	8,144
Small Cap Value Fund II	116,139	N/A
For Funds with fiscal period ending March 31
Short Term Bond Fund	2,176,420	52,390
For Funds with fiscal period ending April 30
CA Intermediate Municipal Bond Fund	308,570	18,633
GA Intermediate Municipal Bond Fund	218,120	15,543
SC Intermediate Municipal Bond Fund	243,038	16,984
VA Intermediate Municipal Bond Fund	380,530	19,664

(a)	The Fund changed its fiscal year end in 2012 from March 31, to January 31. For the fiscal year ended 2012, the information shown is for the period from April 1, 2011 to January 31, 2012. For the fiscal year ended 2011, the information shown is from April 1, 2010 to March 31, 2011.

(b)	The Fund changed its fiscal year end in 2012 from March 31, to February 28/29. For the fiscal year ended 2012, the information shown is for the period from April 1, 2011 to February 29, 2012. For fiscal year ended 2011, the information shown is from April 1, 2010 to March 31, 2011.

Statement of Additional Information – December 1, 2013	Page 120

(c)	The Funds changed their fiscal year end in 2012 from March 31 to April 30. For the fiscal year ended 2012, the information shown is for the 13-month period from April 1, 2011 to April 30, 2012. For the fiscal year ended March 31, 2012, the Funds’ expenses were reimbursed as follows: CA Intermediate Municipal Bond Fund was reimbursed $600,402; GA Intermediate Municipal Bond Fund was reimbursed $244,283; MD Intermediate Municipal Bond Fund was reimbursed $293,304; NC Intermediate Municipal Bond Fund was reimbursed $405,635; SC Intermediate Municipal Bond Fund was reimbursed $377,522; Short Term Municipal Bond Fund was reimbursed $3,133,665; and VA Intermediate Municipal Bond Fund was reimbursed $616,163. For the fiscal period from April 1, 2012 to April 30, 2012, the Funds’ expenses were reimbursed as follows: CA Intermediate Municipal Bond Fund was reimbursed $63,149; GA Intermediate Municipal Bond Fund was reimbursed $19,346; MD Intermediate Municipal Bond Fund was reimbursed $29,139; NC Intermediate Municipal Bond Fund was reimbursed $31,781; SC Intermediate Municipal Bond Fund was reimbursed $27,147; Short Term Municipal Bond Fund was reimbursed $314,801; and VA Intermediate Municipal Bond Fund was reimbursed $45,071. For the fiscal year ended 2011, the information shown is from April 1, 2010 to March 31, 2011.

(d)	For the period from April 7, 2011 (commencement of operations) to May 31, 2011.

(e)	For the period from March 31, 2011 (commencement of operations) to May 31, 2011.

(f)	For the period from April 20, 2012 (commencement of operations) to May 31, 2012.

(g)	For the period from July 28, 2011 (commencement of operations) to May 31, 2012.

(h)	The Fund changed its fiscal year end in 2012 from September 30 to May 31. For the fiscal year ended 2012, the information shown is for the period from October 1, 2011 to May 31, 2012. For the fiscal year ended 2011, the information shown is from October 1, 2010 to September 30, 2011.

(i)	The Fund changed its fiscal year end in 2012 from June 30 to May 31. For the fiscal year ended 2012, the information shown is for the period from July 1, 2011 to May 31, 2012. For the fiscal year ended 2011, the information shown is from July 1, 2010 to June 30, 2011.

(j)	The Fund changed its fiscal year end in 2012 from December 31 to May 31. For the fiscal year ended 2012, the information shown is for the period from January 1, 2012 to May 31, 2012. For the fiscal year ended 2011, the information shown is from January 1, 2011 to December 31, 2011.

(k)	The Fund changed its fiscal year end in 2012 from November 30 to July 31. For the fiscal year ended 2012, the information shown is for the period from December 1, 2011 to July 31, 2012. For the fiscal years ended 2011 and 2010, the information shown is from December 1, 2010 to November 30, 2011 and December 1, 2009 to November 30, 2010, respectively.

(l)	The Fund changed its fiscal year end in 2012 from September 30 to July 31. For the fiscal year ended 2012, the information shown is for the period from October 1, 2011 to July 31, 2012. For the fiscal years ended 2011 and 2010, the information shown is from October 1, 2010 to September 30, 2011 and October 1, 2009 to September 30, 2010, respectively.

(m)	The Fund changed its fiscal year end in 2012 from August 31 to July 31. For the fiscal year ended 2012, the information shown is for the period from September 1, 2011 to July 31, 2012. For the fiscal years ended 2011 and 2010, the information shown is from September 1, 2010 to August 31, 2011 and September 1, 2009 to August 31, 2010, respectively.

(n)	For the period from September 28, 2010 (when shares became publicly available) to August 31, 2011.

(o)	For the period from July 28, 2011 (commencement of operations) to May 31, 2012.

Fees Waived

If a Fund is not shown, there were no fees waived for the relevant fiscal periods.

	Fees Waived
Fund	2013	2012	2011
For Funds with fiscal period ending January 31
Masters International Equity Portfolio	N/A	N/A	$463,945	*
For Funds with fiscal period ending February 28/29
Large Cap Enhanced Core Fund	$465,755	$393,128	N/A
For Funds with fiscal period ending April 30
MD Intermediate Municipal Bond Fund(a)	N/A	N/A	264,132	*
NC Intermediate Municipal Bond Fund(a)	N/A	N/A	294,489	*
Short Term Municipal Bond Fund(a)	N/A	N/A	662,933
For Funds with fiscal period ending May 31
High Yield Bond Fund	15,861	N/A	N/A
Seligman Communications and Information Fund	120,922	N/A	N/A
For Funds with fiscal period ending July 31
Income Opportunities Fund	$204,334	$249,875	N/A

*	Prior to May 1, 2010, the series of CFST were managed by the Previous Adviser. The figures in this table include amounts waived by the Previous Adviser and its affiliates. The table below shows the amount waived by the Investment Manager and its affiliates and the Previous Adviser during the relevant fiscal year:

Statement of Additional Information – December 1, 2013	Page 121

	Fees Waived During Fiscal Year 2011
Fund	Investment Manager	Previous Adviser
For Funds with fiscal periods ending January 31
Masters International Equity Portfolio	$428,220	$35,725
For Funds with fiscal periods ending April 30
MD Intermediate Municipal Bond Fund	246,790	17,342
NC Intermediate Municipal Bond Fund	274,822	19,667

(a)	The Funds changed their fiscal year end in 2012 from March 31 to April 30. For the fiscal year ended 2012, the information shown is for the 13-month period from April 1, 2011 to April 30, 2012. For the fiscal year ended 2011, the information shown is from April 1, 2010 to March 31, 2011.

Other Roles and Relationships of Ameriprise Financial and Its Affiliates – Certain Conflicts of Interest

As described above in the Investment Management and Other Services section of this SAI, and in the More Information About the Fund – Primary Service Providers section of each Fund’s prospectus, the Investment Manager, Administrator, Distributor and Transfer Agent, all affiliates of Ameriprise Financial, receive compensation from the Funds for the various services they provide to the Funds. Additional information as to the specific terms regarding such compensation is set forth in these affiliated service providers’ contracts with the Funds, each of which typically is included as an exhibit to Part C of each Fund’s registration statement.

In many instances, the compensation paid to the Investment Manager and other Ameriprise Financial affiliates for the services they provide to the Funds is based, in some manner, on the size of the Funds’ assets under management. As the size of the Funds’ assets under management grows, so does the amount of compensation paid to the Investment Manager and other Ameriprise Financial affiliates for providing services to the Funds. This relationship between Fund assets and affiliated service provider compensation may create economic and other conflicts of interests of which Fund investors should be aware. These potential conflicts of interest, as well as additional ones, are discussed in detail below and also are addressed in other disclosure materials, including the Funds’ prospectuses. These conflicts of interest also are highlighted in account documentation and other disclosure materials of Ameriprise Financial affiliates that make available or offer the Columbia Funds as investments in connection with their respective products and services. In addition, Part 1A of the Investment Manager’s Form ADV, which it must file with the SEC as an investment adviser registered under the Investment Advisers Act of 1940, provides information about the Investment Manager’s business, assets under management, affiliates and potential conflicts of interest. Part 1A of the Investment Manager’s Form ADV is available online through the SEC’s website at www.adviserinfo.sec.gov.

Additional actual or potential conflicts of interest and certain investment activity limitations that could affect the Funds may arise from the financial services activities of Ameriprise Financial and its affiliates, including, for example, the investment advisory/management services provided for clients and customers other than the Funds. In this regard, Ameriprise Financial is a major financial services company. Ameriprise Financial and its affiliates are engaged in a wide range of financial activities beyond the mutual fund-related activities of the Investment Manager, including, among others, broker-dealer (sales and trading), asset management, insurance and other financial activities. The broad range of financial services activities of Ameriprise Financial and its affiliates may involve multiple advisory, transactional, lending, financial and other interests in securities and other instruments, and in companies, that may be bought, sold or held by the Funds. The following describes certain actual and potential conflicts of interest that may be presented.

Actual and Potential Conflicts of Interest Related to the Investment Advisory/Management Activities of Ameriprise Financial and its Affiliates in Connection With Other Advised/Managed Funds and Accounts

The Investment Manager and other affiliates of Ameriprise Financial may advise or manage funds and accounts other than the Funds. In this regard, Ameriprise Financial and its affiliates may provide investment advisory/management and other services to other advised/managed funds and accounts that are similar to those provided to the Funds. The Investment Manager and Ameriprise Financial’s other investment adviser affiliates (including, for example, Columbia Wanger Asset Management, LLC) will give advice to and make decisions for all advised/managed funds and accounts, including the Funds, as they believe to be in that fund’s and/or account’s best interests, consistent with their fiduciary duties. The Funds and the other advised/managed funds and accounts of Ameriprise Financial and its affiliates are separately and potentially divergently managed, and there is no assurance that any investment advice Ameriprise Financial and its affiliates give to other advised/managed funds and accounts will also be given simultaneously or otherwise to the Funds.

Statement of Additional Information – December 1, 2013	Page 122

A variety of other actual and potential conflicts of interest may arise from the advisory relationships of the Investment Manager and other Ameriprise Financial affiliates with other clients and customers. Advice given to the Funds and/or investment decisions made for the Funds by the Investment Manager or other Ameriprise Financial affiliates may differ from, or may conflict with, advice given to and/or investment decisions made for other advised/managed funds and accounts. As a result, the performance of the Funds may differ from the performance of other funds or accounts advised/managed by the Investment Manager or other Ameriprise Financial affiliates. Similarly, a position taken by Ameriprise Financial and its affiliates, including the Investment Manager, on behalf of other funds or accounts may be contrary to a position taken on behalf of the Funds. Moreover, Ameriprise Financial and its affiliates, including the Investment Manager, may take a position on behalf of other advised/managed funds and accounts, or for their own proprietary accounts, that is adverse to companies or other issuers in which the Funds are invested. For example, the Funds may hold equity securities of a company while another advised/managed fund or account may hold debt securities of the same company. If the portfolio company were to experience financial difficulties, it might be in the best interest of the Funds for the company to reorganize while the interests of the other advised/managed fund or account might be better served by the liquidation of the company. This type of conflict of interest could arise as the result of circumstances that cannot be generally foreseen within the broad range of investment advisory/management activities in which Ameriprise Financial and its affiliates engage.

Investment transactions made on behalf of other funds or accounts advised/managed by the Investment Manager or other Ameriprise Financial affiliates also may have a negative effect on the value, price or investment strategies of the Funds. For example, this could occur if another advised/managed fund or account implements an investment decision ahead of, or at the same time as, the Funds and causes the Funds to experience less favorable trading results than they otherwise would have experienced based on market liquidity factors. In addition, the other funds and accounts advised/managed by the Investment Manager and other Ameriprise Financial affiliates, including the other Columbia Funds, may have the same or very similar investment objective and strategies as the Funds. In this situation, the allocation of, and competition for, investment opportunities among the Funds and other funds and/or accounts advised/managed by the Investment Manager or other Ameriprise Financial affiliates may create conflicts of interest especially where, for example, limited investment availability is involved. The Investment Manager has adopted policies and procedures addressing the allocation of investment opportunities among the Funds and other funds and accounts advised by the Investment Manager and other affiliates of Ameriprise Financial. For more information, see Investment Management and Other Services – The Investment Manager and Subadvisers – Portfolio Managers – Potential Conflicts of Interests.

Sharing of Information among Advised/Managed Accounts

Ameriprise Financial and its affiliates also may possess information that could be material to the management of a Fund and may not be able to, or may determine not to, share that information with the Fund, even though the information might be beneficial to the Fund. This information may include actual knowledge regarding the particular investments and transactions of other advised/managed funds and accounts, as well as proprietary investment, trading and other market research, analytical and technical models, and new investment techniques, strategies and opportunities. Depending on the context, Ameriprise Financial and its affiliates generally will have no obligation to share any such information with the Funds. In general, employees of Ameriprise Financial and its affiliates, including the portfolio managers of the Investment Manager, will make investment decisions without regard to information otherwise known by other employees of Ameriprise Financial and its affiliates, and generally will have no obligation to access any such information and may, in some instances, not be able to access such information because of legal and regulatory constraints or the internal policies and procedures of Ameriprise Financial and its affiliates. For example, if the Investment Manager or another Ameriprise Financial affiliate, or their respective employees, come into possession of non-public information regarding another advised/managed fund or account, they may be prohibited by legal and regulatory constraints, or internal policies and procedures, from using that information in connection with transactions made on behalf of the Funds. For more information, see Investment Management and Other Services – The Investment Manager and Subadvisers – Portfolio Manager(s) – Potential Conflicts of Interests.

Soft Dollar Benefits

Certain products and services, commonly referred to as “soft dollar services” (including, to the extent permitted by law, research reports, economic and financial data, financial publications, proxy analysis, computer databases and other research-oriented materials), that the Investment Manager may receive in connection with brokerage services provided to a Fund may have the inadvertent effect of disproportionately benefiting other advised/managed funds or accounts. This could happen because of the relative amount of brokerage services provided to a Fund as compared to other advised/managed funds or accounts, as well as the relative compensation paid by a Fund.

Services Provided to Other Advised/Managed Accounts

Ameriprise Financial and its affiliates also may act as an investment adviser, investment manager, administrator, transfer agent, custodian, trustee, broker-dealer, agent, or in another capacity, for advised/managed funds and accounts other than the

Statement of Additional Information – December 1, 2013	Page 123

Funds, and may receive compensation for acting in such capacity. This compensation that the Investment Manager, Distributor and Transfer Agent and other Ameriprise Financial affiliates receive could be greater than the compensation Ameriprise Financial and its affiliates receive for acting in the same or similar capacity for the Funds. In addition, the Investment Manager, Distributor and Transfer Agent and other Ameriprise Financial affiliates may receive other benefits, including enhancement of new or existing business relationships. This compensation and/or the benefits that Ameriprise Financial and its affiliates may receive from other advised/managed funds and accounts and other relationships could potentially create incentives to favor other advised/managed funds and accounts over the Funds. Trades made by Ameriprise Financial and its affiliates for the Funds may be, but are not required to be, aggregated with trades made for other funds and accounts advised/managed by the Investment Manager and other Ameriprise Financial affiliates. If trades are aggregated among the Funds and those other funds and accounts, the various prices of the securities being traded may be averaged, which could have the potential effect of disadvantaging the Funds as compared to the other funds and accounts with which trades were aggregated.

Proxy Voting

Proxy voting decisions with respect to a Fund’s portfolio securities may or may not benefit other advised/managed funds and accounts, and/or clients, of Ameriprise Financial and its affiliates. For more information about the Funds’ proxy voting policies and procedures, see Investment Management and Other Services – Proxy Voting Policies and Procedures.

Certain Trading Activities

The directors/trustees, officers and employees of Ameriprise Financial and its affiliates may buy and sell securities or other investments for their own accounts, and in doing so may take a position that is adverse to the Funds. In order to reduce the possibility that such personal investment activities of the directors/trustees, officers and employees of Ameriprise Financial and its affiliates will materially adversely affect the Funds, Ameriprise Financial and its affiliates have adopted policies and procedures, and the Funds, the Board, the Investment Manager and the Distributor have each adopted a Code of Ethics that addresses such personal investment activities. For more information, see Investment Management and Other Services – Codes of Ethics.

Affiliate Transactions

Subject to applicable legal and regulatory requirements, a Fund may enter into transactions in which Ameriprise Financial and/or its affiliates, or companies that are deemed to be affiliates of a Fund because of, among other factors, their or their affiliates’ ownership or control of shares of the Fund, may have an interest that potentially conflicts with the interests of the Fund. For example, an affiliate of Ameriprise Financial may sell securities to a Fund from an offering in which it is an underwriter or that it owns as a dealer, subject to applicable legal and regulatory requirements. Applicable legal and regulatory requirements also may prevent a Fund from engaging in transactions with an affiliate of the Fund, which may include Ameriprise Financial and its affiliates, or from participating in an investment opportunity in which an affiliate of a Fund participates.

Certain Investment Limitations

Regulatory and other restrictions may limit a Fund’s investment activities in various ways. For example, regulations regarding certain industries and markets, such as emerging or international markets, and certain transactions, such as those involving certain futures and derivatives as well as restrictions applicable to certain issuers (e.g., poison pills), may impose limits on the aggregate amount of investments that may be made by affiliated investors, including accounts owned or managed by the same or affiliated managers, in the aggregate or in individual issuers. In these circumstances, the Investment Manager may be prevented from acquiring securities for a Fund that it might otherwise prefer to acquire if the acquisition would cause the Fund and its affiliated investors to exceed an applicable limit. These types of regulatory and other applicable limits are complex and vary significantly in different contexts including, among others, from country to country, industry to industry and issuer to issuer. The Investment Manager has procedures in place designed to monitor potential conflicts arising from regulatory and other limits. Nonetheless, given the complexity of these limits, the Investment Manager and its affiliates may inadvertently breach these limits, and a Fund may therefore be required to sell securities that it might otherwise prefer to hold in order to comply with such limits. At certain times, a Fund may be restricted in its investment activities because of relationships that an affiliate of the Fund, which may include Ameriprise Financial and its affiliates, may have with the issuers of securities. This could happen, for example, if a Fund desired to buy a security issued by a company for which Ameriprise Financial or an affiliate serves as underwriter. The internal policies and procedures of Ameriprise Financial and its affiliates covering these types of restrictions and addressing similar issues also may at times restrict a Fund’s investment activities. See also About the Funds’ Investments – Certain Investment Activity Limits.

Statement of Additional Information – December 1, 2013	Page 124

Actual and Potential Conflicts of Interest Related to Ameriprise Financial and its Affiliates’ Non-Advisory Relationships with Clients and Customers other than the Funds

The financial relationships that Ameriprise Financial and its affiliates may have with companies and other entities in which a Fund may invest can give rise to actual and potential conflicts of interest. Subject to applicable legal and regulatory requirements, a Fund may invest (a) in the securities of Ameriprise Financial and/or its affiliates and/or in companies in which Ameriprise Financial and its affiliates have an equity, debt or other interest, and/or (b) in the securities of companies held by other Columbia Funds. The purchase, holding and sale of such securities by a Fund may enhance the profitability and the business interests of Ameriprise Financial and/or its affiliates and/or other Columbia Funds. There also may be limitations as to the sharing with the Investment Manager of information derived from the non-investment advisory/management activities of Ameriprise Financial and its affiliates because of legal and regulatory constraints and internal policies and procedures (such as information barriers and ethical walls). Because of these limitations, Ameriprise Financial and its affiliates generally will not share information derived from its non-investment advisory/management activities with the Investment Manager.

Actual and Potential Conflicts of Interest Related to Ameriprise Financial Affiliates’ Marketing and Use of the Columbia Funds as Investment Options

Ameriprise Financial and its affiliates also provide a variety of products and services that, in some manner, may utilize the Columbia Funds as investment options. For example, the Columbia Funds may be offered as investments in connection with brokerage and other securities products offered by Ameriprise Financial and its affiliates, and may be utilized as investments in connection with fiduciary, investment management and other accounts offered by affiliates of Ameriprise Financial, as well as for other Columbia Funds structured as “funds of funds.” The use of the Columbia Funds in connection with other products and services offered by Ameriprise Financial and its affiliates may introduce economic and other conflicts of interest. These conflicts of interest are highlighted in account documentation and other disclosure materials for the other products and services offered by Ameriprise Financial and its affiliates.

Ameriprise Financial and its affiliates, including the Investment Manager, may make payments to their affiliates in connection with the promotion and sale of the Funds’ shares, in addition to the sales-related and other compensation that these parties may receive from the Funds. As a general matter, personnel of Ameriprise Financial and its affiliates do not receive compensation in connection with their sales or use of the Funds that is greater than that paid in connection with their sales of other comparable products and services. Nonetheless, because the compensation that the Investment Manager and other affiliates of Ameriprise Financial may receive for providing services to the Funds is generally based on the Funds’ assets under management and those assets will grow as shares of the Funds are sold, potential conflicts of interest may exist. See Brokerage Allocation and Other Practices – Additional Selling and/or Servicing Agent Payments for more information.

Codes of Ethics

The Funds, the Investment Manager, the subadvisers and the Distributor have adopted Codes of Ethics pursuant to the requirements of the 1940 Act, including Rule 17j–1 under the 1940 Act. These Codes of Ethics permit personnel subject to the Codes of Ethics to invest in securities, including securities that may be bought or held by the Funds. These Codes of Ethics are included as exhibits to Part C of the Funds’ registration statement. These Codes of Ethics can be reviewed and copied at the SEC’s Public Reference Room and may be obtained by calling the SEC at 202.551.8090; they also are available on the SEC’s website at www.sec.gov, and may be obtained, after paying a duplicating fee, by electronic request to publicinfo@sec.gov or by writing to the SEC’s Public Reference Section, Washington, D.C. 20549–1520.

Proxy Voting Policies and Procedures

General Guidelines, Policies and Procedures

The following description of the Proxy Voting Policies and Procedures, as well as the Proxy Voting Guidelines attached as Appendix C, apply to the Funds listed on the cover page of this SAI, which are governed by the same Board of Trustees.

The Funds uphold a long tradition of supporting sound and principled corporate governance. In furtherance thereof, the Funds’ Board, which consists of a majority of independent Board members, has determined policies and votes proxies. The Funds’ Investment Manager and Administrator, Columbia Management Investment Advisers, LLC (Columbia Management), provides support to the Board in connection with the proxy voting process.

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General Guidelines

The Board supports proxy proposals that it believes are tied to the interests of shareholders and votes against proxy proposals that appear to entrench management. For example:

Election of Directors

•	The Board generally votes in favor of proposals for an independent chairman or, if the chairman is not independent, in favor of a lead independent director.

•	The Board supports annual election of all directors and proposals to eliminate classes of directors.

•	In a routine election of directors, the Board will generally vote with the recommendations of the company’s nominating committee because the Board believes that nominating committees of independent directors are in the best position to know what qualifications are required of directors to form an effective board. However, the Board will generally vote against a nominee who has been assigned to the audit, compensation, or nominating committee if the nominee is not independent of management based on established criteria. The Board will generally also withhold support for any director who fails to attend 75% of meetings or has other activities that appear to interfere with his or her ability to commit sufficient attention to the company and, in general, will vote against nominees who are determined to have exhibited poor governance such as involvement in options backdating, financial restatements or material weaknesses in control, approving egregious compensation or have consistently disregarded the interests of shareholders.

•	The Board generally supports proposals requiring director nominees to receive a majority of affirmative votes cast in order to be elected to the board, and in the absence of majority voting, generally will support cumulative voting.

•	Votes in a contested election of directors are evaluated on a case-by-case basis.

Defense Mechanisms

The Board generally supports proposals eliminating provisions requiring supermajority approval of certain actions. The Board generally supports proposals to opt out of control share acquisition statutes and proposals restricting a company’s ability to make greenmail payments. The Board reviews management proposals submitting shareholder rights plans (poison pills) to shareholders on a case-by-case basis.

Auditors

The Board values the independence of auditors based on established criteria. The Board supports a reasonable review of matters that may raise concerns regarding an auditor’s service that may cause the Board to vote against a company’s recommendation for auditor, including, for example, auditor involvement in significant financial restatements, options backdating, conflicts of interest, material weaknesses in control, attempts to limit auditor liability or situations where independence has been compromised.

Management Compensation Issues

The Board expects company management to give thoughtful consideration to providing competitive compensation and incentives, which are reflective of company performance, and are incentives directly tied to the interest of shareholders. The Board generally votes for plans if they are reasonable and consistent with industry and country standards and against plans that it believes dilute shareholder value substantially.

The Board generally favors minimum holding periods of stock obtained by senior management pursuant to equity compensation plans and will vote against compensation plans for executives that it deems excessive.

Social and Corporate Policy Issues

The Board believes proxy proposals should address the business interests of the corporation. Shareholder proposals sometime seek to have the company disclose or amend certain business practices based purely on social or environmental issues rather than compelling business arguments. In general, the Board recognizes our Fund shareholders are likely to have differing views of social and environmental issues and believes that these matters are primarily the responsibility of a company’s management and its board of directors. The Board generally abstains or votes against these proposals.

Additional details can be found in the Funds’ Proxy Voting Guidelines (see Appendix C).

Policy and Procedures

The policy of the Board is to vote all proxies of the companies in which a Fund holds investments. Because of the volume and complexity of the proxy voting process, including inherent inefficiencies in the process that are outside the control of the Board or the Proxy Team (defined below), not all proxies may be voted. The Board has implemented policies and procedures

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that have been reasonably designed to vote proxies and to address any conflicts between interests of a Fund’s shareholders and those of Columbia Management or other affiliated persons. In exercising its proxy voting responsibilities, the Board may rely upon the research or recommendations of one or more third party service providers.

The administration of the proxy voting process is handled by the Columbia Management Proxy Administration Team (Proxy Team). In exercising its responsibilities, the Proxy Team may rely upon the research or recommendations of one or more third party service providers. The Proxy Team assists the Board in identifying situations where its guidelines do not clearly require a vote in a particular manner and assists in researching matters and making voting recommendations. The Proxy Team may recommend that a proxy be voted in a manner contrary to the Board’s guidelines. In making recommendations to the Board about voting on a proposal, the Proxy Team relies on Columbia Management investment personnel (or the investment personnel of a Fund’s subadviser(s)) and information obtained from independent research firms. The Proxy Team makes the recommendation in writing. The Board Chair or other Board members who are independent from the Investment Manager will consider the recommendation and decide how to vote the proxy proposal or establish a protocol for voting the proposal.

On an annual basis, or more frequently as determined necessary, the Board reviews recommendations to revise the existing guidelines or add new guidelines. Recommendations are based on, among other things, industry trends and the frequency that similar proposals appear on company ballots.

The Board considers management’s recommendations as set out in the company’s proxy statement. In each instance in which a Fund votes against management’s recommendation (except when withholding votes from a nominated director or proposals on foreign company ballots), the Board generally sends a letter to senior management of the company explaining the basis for its vote. This permits both the company’s management and the Board to have an opportunity to gain better insight into issues presented by the proxy proposal(s).

Voting in Countries Outside the United States (Non-U.S. Countries)

Voting proxies for companies not domiciled in the United States may involve greater effort and cost due to the variety of regulatory schemes and corporate practices. For example, certain non-U.S. countries require securities to be blocked prior to a vote, which means that the securities to be voted may not be traded within a specified number of days before the shareholder meeting. The Board typically will not vote securities in non-U.S. countries that require securities to be blocked as the need for liquidity of the securities in the Funds will typically outweigh the benefit of voting. There may be additional costs associated with voting in non-U.S. countries such that the Board may determine that the cost of voting outweighs the potential benefit.

Securities on Loan

The Funds from time to time engage in lending securities held in certain funds to third parties in order to generate additional income. The Board will generally refrain from recalling securities on loan based upon its determination that the costs and lost revenue to the Funds, combined with the administrative effects of recalling the securities, generally outweigh the benefit of voting the proxy. While in general, neither the Board nor Columbia Management assesses the economic impact and benefits of voting loaned securities on a case-by-case basis, situations may arise where the Board requests that loaned securities be recalled in order to vote a proxy. However, the Board has established a guideline to direct Columbia Management to endeavor to recall a loaned security if (i) a proposal relating to a merger or acquisition, a material restructuring or reorganization, a proxy contest or a shareholder rights plan is expected to be on the ballot or (ii) the prior year’s evaluation of the issuer’s pay-for-performance practices has raised concerns, based upon its determination that, in these situations, the benefits of voting such proxies generally outweigh the costs or lost revenue to the Funds, or any potential adverse administrative effects to the Funds, of not recalling such securities.

Investment in Affiliated Funds

Certain Funds may invest in shares of other funds managed by Columbia Management (referred to in this context as “underlying funds”) and may own substantial portions of these underlying funds. In general, the proxy policy of the Funds is to ensure that direct public shareholders of underlying funds control the outcome of any shareholder vote. To help manage this potential conflict of interest, the policy of the Funds is to vote proxies of the underlying funds in the same proportion as the vote of the direct public shareholders; provided, however, that if there are no direct public shareholders of an underlying fund or if direct public shareholders represent only a minority interest in an underlying fund, the Fund may cast votes in accordance with instructions from the independent members of the Board.

Organization and Management of Wholly-Owned Subsidiaries

As described herein and in its prospectus, Commodity Strategy Fund may invest up to 25% of its total assets in one or more of its wholly-owned subsidiaries (previously defined collectively as the “Subsidiary”). At the commencement of operations of Commodity Strategy Fund it is expected that, initially, one wholly-owned subsidiary of Commodity Strategy Fund will

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operate to provide the Fund with exposure to the commodities markets. The Subsidiary is a limited liability company organized under the laws of the Cayman Islands, whose registered office is located at the offices of P.O. Box 309, Ugland House, Grand Cayman Islands. The Subsidiary’s affairs are overseen by its own board of directors. However, the Board of Commodity Strategy Fund maintains oversight responsibility for investment activities of the Subsidiary generally as if the Subsidiary’s investments were held directly by the Fund. The following individuals serve as Directors of the Subsidiary:

Name, address, year of birth	Position held with Subsidiary and length of service	Principal occupation during past five years
J. Kevin Connaughton 225 Franklin Street Boston, MA 02110 1964	Director since 2011	See Fund Governance — Fund Officers.
Christopher C. Thompson 225 Franklin Street Boston, MA 02110 1964	Director since 2011	Senior Vice President and Head of Product Management and Marketing, Columbia Management Investment Advisers, LLC since May 2010; Managing Director and Head of Product Management, Putnam Investments, 2007-2010; Head of Defined Contribution Investment Only Business, Putnam Investments, 2005-2007.
Michael G. Clarke 225 Franklin Street Boston, MA 02110 1969	Director since 2011	See Fund Governance — Fund Officers.

As noted above, the Investment Manager is responsible for the Subsidiary’s day-to-day business pursuant to a separate Investment Management Services Agreement with the Investment Manager and Threadneedle selects the Subsidiary’s investments pursuant to an Addendum to the subadvisory agreement with the Investment Manager. Under these agreements, the Investment Manager and Threadneedle provide the Subsidiary with the same type of management and subadvisory services, under the same terms, as are provided to Commodity Strategy Fund. Additionally, the Subsidiary has entered into a separate Administrative Services Agreement with the Administrator for administrative services to the Subsidiary.

The Subsidiary has entered into a separate contract for the provision of custodian services with the Funds’ custodian, JPMorgan Chase Bank, N.A. (JPMorgan). The Subsidiary has also entered into arrangements with PricewaterhouseCoopers LLP to serve as the Subsidiary’s independent auditor. Financial statements prior to August 31, 2012 were audited by Ernst & Young LLP, the Subsidiary’s former independent auditor. In managing the Subsidiary’s investment portfolio, and in adhering to Commodity Strategy Fund’s compliance policies and procedures, the Investment Manager will treat the assets of the Subsidiary generally as if the assets were held directly by the Fund. The Chief Compliance Officer makes periodic reports to the Board of Commodity Strategy Fund regarding the management and operations of the Subsidiary.

The Subsidiary will bear the fees and expenses incurred in connection with the custody services that it receives. Commodity Strategy Fund expects that the expenses borne by the Subsidiary will not be material in relation of the value of the Fund’s assets.

Please refer to the section titled “Taxation — The Subsidiary” for information about certain tax aspects of Commodity Strategy Fund’s investment in the Subsidiary.

By investing in one or more wholly-owned subsidiaries organized under the laws of the Cayman Islands (Subsidiary), the Fund is indirectly exposed to the risks associated with the Subsidiary’s investments. The derivatives and other investments held by the Subsidiary are subject to the same risks that would apply to similar investments if held directly by the Fund. The Subsidiary is subject to the same principal risk that the Fund is subject to (which are described in the Fund’s prospectus). There can be no assurance that the investment objective of the Subsidiary will be achieved. The Subsidiary is not registered under the 1940 Act and, except as otherwise noted, is not subject to the investor protections of the 1940 Act. However, the Fund wholly owns and controls the Subsidiary, and the Fund and the Subsidiary are both managed by the Investment Manager, making it unlikely that the Subsidiary will take action contrary to the interests of the Fund and its shareholders. The Fund’s Board has oversight responsibility for the investment activities of the Fund, including its investment in the Subsidiary, and the Fund’s role as sole shareholder of the Subsidiary. In managing the Subsidiary’s investment portfolio, the Investment Manager will manage the Subsidiary’s portfolio in accordance with the Fund’s investment policies and restrictions. Changes in the laws of the United States and/or the Cayman Islands, under which the Fund and the Subsidiary, respectively, are organized, could result in the inability of the Fund and/or the Subsidiary to operate as described in the applicable prospectus and this SAI and could adversely affect the Fund and its shareholders. For example, the Cayman Islands currently does not impose any income, corporate or capital gains tax, estate duty, inheritance tax, gift tax or withholding tax on the Subsidiary. If Cayman Islands law were changed and the Subsidiary was required to pay Cayman Island taxes, the investment returns of the Fund would likely decrease.

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FUND GOVERNANCE

Trustees and Officers

Shareholders elect the Board that oversees the Funds’ operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Funds’ Board members, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. Under current Board policy, members may serve through the end of the calendar year in which he or she reaches either the mandatory retirement age established by the Board or the fifteenth anniversary of the first Board meeting they attended as a member of the Board.

TRUSTEES

Independent Trustees

Name, address, year of birth	Position held with Funds and length of service	Principal occupation during past five years	Number of funds in the Fund Family overseen by Board member	Other present or past directorships/trusteeships (within past 5 years)	Committee memberships
Kathleen Blatz 901 S. Marquette Ave. Minneapolis, MN 55402 1954	Board member since 1/06 for RiverSource Funds and since 6/11 for Nations Funds	Attorney; Chief Justice, Minnesota Supreme Court, 1998-2006	132	Director, BlueCross BlueShield of Minnesota since 2009	Board Governance, Compliance, Contracts, Investment Review
Edward J. Boudreau, Jr. 901 S. Marquette Ave. Minneapolis, MN 55402 1944.	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, E.J. Boudreau & Associates (consulting) since 2000	130	Former Trustee, BofA Funds Series Trust (11 funds)	Audit, Compliance, Executive, Investment Review
Pamela G. Carlton 901 S. Marquette Ave. Minneapolis, MN 55402 1954	Board member since 7/07 for RiverSource Funds and since 6/11 for Nations Funds	President, Springboard-Partners in Cross Cultural Leadership (consulting company) since 2003	132	None	Audit, Investment Review

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Name, address, year of birth	Position held with funds and length of service	Principal occupation during past five years	Number of funds in the Fund Family overseen by Board member	Other present or past directorships/trusteeships (within past 5 years)	Committee memberships
William P. Carmichael 901 S. Marquette Ave. Minneapolis, MN 55402 1943	Board member since 6/11 for RiverSource Funds and since 2003 for Nations Funds	Retired	130	Director, Cobra Electronics Corporation (electronic equipment manufacturer); The Finish Line (athletic shoes and apparel) since July 2003; Director, International Textile Corp. since 2013; former Director, McMoRan Exploration Company (oil and gas exploration and development) 2010-2013; former Trustee, BofA Funds Series Trust (11 funds); former Director, Spectrum Brands, Inc. (consumer products); former Director, Simmons Company (bedding)	Audit, Board Governance, Executive, Investment Review
Patricia M. Flynn 901 S. Marquette Ave. Minneapolis, MN 55402 1950	Board member since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Trustee Professor of Economics and Management, Bentley University since 1976	132	None	Audit, Compliance Investment Review
William A. Hawkins 901 S. Marquette Ave. Minneapolis, MN 55402 1942	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, Overton Partners (financial consulting), since August 2010; President and Chief Executive Officer, California General Bank, N.A., January 2008-August 2010	130	Trustee, BofA Funds Series Trust (11 funds)	Audit, Executive, Compliance, Investment Review
R. Glenn Hilliard 901 S. Marquette Ave. Minneapolis, MN 55402 1943	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Chairman and Chief Executive Officer, Hilliard Group LLC (investing and consulting), since April 2003; Non-Executive Director & Chairman, CNO Financial Group, Inc. (insurance), September 2003-May 2011	130	Chairman, BofA Fund Series Trust (11 funds); former Director, CNO Financial Group, Inc. (insurance)	Board Governance, Contracts, Investment Review

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Name, address, year of birth	Position held with funds and length of service	Principal occupation during past five years	Number of funds in the Fund Family overseen by Board member	Other present or past directorships/trusteeships (within past 5 years)	Committee memberships
Stephen R. Lewis, Jr. 901 S. Marquette Ave. Minneapolis, MN 55402 1939	Chair of the Board for RiverSource Funds since 1/07, Board member for RiverSource Funds since 1/02 and since 6/11 for Nations Funds	President Emeritus and Professor of Economics Emeritus, Carleton College since 2002	132	Director, Valmont Industries, Inc. (irrigation systems manufacturer) since 2002	Board Governance, Compliance, Contracts, Executive, Investment Review
Catherine James Paglia 901 S. Marquette Ave. Minneapolis, MN 55402 1952	Board member since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Director, Enterprise Asset Management, Inc. (private real estate and asset management company)	132	Director, Valmont Industries, Inc. (irrigation systems manufacturer) since 2012	Board Governance, Contracts, Executive, Investment Review
Leroy C. Richie 901 S. Marquette Ave. Minneapolis, MN 55402 1941	Board member since 2000 for Legacy Seligman Funds, since 11/08 for RiverSource Funds and since 6/11 for Nations Funds	Counsel, Lewis & Munday, P.C. (law firm) since 2004; Vice President and General Counsel, Automotive Legal Affairs, Chrysler Corporation, 1993-1997	132	Lead Outside Director, Digital Ally, Inc. (digital imaging) since September 2005; Director, Infinity, Inc. (oil and gas exploration and production) since 1994; Director, OGE Energy Corp. (energy and energy services) since November 2007	Contracts, Compliance, Investment Review
Minor M. Shaw 901 S. Marquette Ave. Minneapolis, MN 55402 1947	Board member since 6/11 for RiverSource Funds and since 2003 for Nations Funds	President, Micco LLC (private investments) since 2011; President, Micco Corp. since 1998	130	Director, Piedmont Natural Gas; Director, BlueCross BlueShield of South Carolina since April 2008; former Trustee, BofA Funds Series Trust (11 funds)	Contracts, Board Governance, Investment Review
Alison Taunton-Rigby 901 S. Marquette Ave. Minneapolis, MN 55402 1944	Board member since 11/02 for RiverSource Funds and since 6/11 for Nations Funds	Chief Executive Officer and Director, RiboNovix, Inc., (biotechnology) 2003-2010	132	Director, Healthways, Inc. (health and well-being improvement) since 2005; Director, ICI Mutual Insurance Company, RRG since 2011; Director, Abt Associates (government contractor) since 2001; Director, Boston Children’s Hospital since 2002	Audit, Executive, Investment Review

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Interested Trustee Not Affiliated with Investment Manager*

Name, address, year of birth	Position held with funds and length of service	Principal occupation during past five years	Number of funds in the Fund Family overseen by Board member	Other present or past directorships/trusteeships (within past 5 years)	Committee memberships
Anthony M. Santomero 901 S. Marquette Ave. Minneapolis, MN 55402 1946	Board member since 6/11 for RiverSource Funds and since 1/08 for Nations Funds	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania, since 2002; Senior Advisor, McKinsey & Company (consulting), 2006-2008	130	Director, Renaissance Reinsurance Ltd. since May 2008; Trustee, Penn Mutual Life Insurance Company since March 2008; Director, Citigroup Inc. since 2009; Director, Citibank, N.A. since 2009; former Trustee, BofA Funds Series Trust (11 funds)	Compliance, Investment Review

*	Dr. Santomero is not an affiliated person of the Investment Manager or Ameriprise Financial. However, he is currently deemed by the Funds to be an “interested person” (as defined in the 1940 Act) of the Funds because he serves as a Director of Citigroup Inc. and Citibank, N.A., companies that may directly or through subsidiaries and affiliates engage from time-to-time in brokerage execution, principal transactions and lending relationships with the Funds or accounts advised/managed by the Investment Manager.

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Interested Trustee Affiliated with Investment Manager*

Name, address, year of birth	Position held with funds and length of service	Principal occupation during past five years	Number of funds in the Fund Family overseen by Board member	Other present or past directorships/trusteeships (within past 5 years)	Committee memberships
William F. Truscott 53600 Ameriprise Financial Center Minneapolis, MN 55474 1960	Board member since 11/01 for RiverSource Funds and since 6/11 for Nations Funds; Senior Vice President since 2002 for RiverSource Funds and since 5/10 for Nations Funds	Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively (previously President and Chief Investment Officer, 2001-April 2010); Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously Chief Executive Officer, U.S. Asset Management & President, Annuities, May 2010- September 2012 and President –U.S. Asset Management and Chief Investment Officer, 2005-April 2010); Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively (previously Chairman of the Board and Chief Executive Officer, 2006-April 2010); Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006; President and Chief Executive Officer, Ameriprise Certificate Company, 2006-August 2012.	184	Director, Ameriprise Certificate Company, 2006-January 2013	None

*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.

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The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. In addition to Mr. Truscott, who is Senior Vice President, the Funds’ other officers are:

FUND OFFICERS

Name, Address and Year of Birth	Position and Year First Appointed to Position for any Fund in the Columbia Funds Complex or a Predecessor Thereof	Principal Occupation(s) During Past Five Years
J. Kevin Connaughton 225 Franklin Street Boston, MA 02110 Born 1964	President and Principal Executive Officer (2009)	Senior Vice President and General Manager – Mutual Fund Products, Columbia Management Investment Advisers, LLC, since May 2010; and President, Columbia Funds since 2009; previously, Managing Director, Columbia Management Advisors, LLC, from December 2004 to April 2010; Senior Vice President and Chief Financial Officer, Columbia Funds, from June 2008 to January 2009; and senior officer of Columbia Funds and affiliated funds since 2003.
Michael G. Clarke 225 Franklin Street Boston, MA 02110 Born 1969	Treasurer (2011) and Chief Financial Officer (2009)	Vice President, Columbia Management Investment Advisers, LLC, since May 2010; previously, Managing Director of Fund Administration, Columbia Management Advisors, LLC, from September 2004 to April 2010; and senior officer of Columbia Funds and affiliated funds since 2002.
Scott R. Plummer 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1959	Senior Vice President (2006), Chief Legal Officer (2006) and Assistant Secretary (2011)	Senior Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC, since June 2005; Senior Vice President and Lead Chief Counsel – Asset Management, Ameriprise Financial, Inc., since May 2010 (previously, Vice President and Chief Counsel – Asset Management, from 2005 to April 2010); Vice President, Chief Counsel and Assistant Secretary, Columbia Management Investment Distributors, Inc., since 2008; Vice President, General Counsel and Secretary, Ameriprise Certificate Company, since 2005; Chief Counsel, RiverSource Distributors, Inc., since 2006; and senior officer of Columbia Funds and affiliated funds since 2006.
Thomas P. McGuire 225 Franklin Street Boston, MA 02110 Born 1972	Chief Compliance Officer (2012)	Vice President – Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Ameriprise Certificate Company, since September 2010; Compliance Executive, Bank of America, from 2005 to April 2010.
Colin Moore 225 Franklin Street Boston, MA 02110 Born 1958	Senior Vice President (2010)	Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Director and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC, since May 2010; previously, Manager, Managing Director and Chief Investment Officer, Columbia Management Advisors, LLC, from 2007 to April 2010.
Michael E. DeFao 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc., since May 2010; Associate General Counsel, Bank of America from 2005 to April 2010.
Joseph F. DiMaria 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Chief Accounting Officer (2008)	Vice President – Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; previously, Director of Fund Administration, Columbia Management Advisors, LLC, from 2006 to April 2010.

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Name, Address and Year of Birth	Position and Year First Appointed to Position for any Fund in the Columbia Funds Complex or a Predecessor Thereof	Principal Occupation(s) During Past Five Years
Paul B. Goucher 100 Park Avenue New York, NY 10017 Born 1968	Vice President (2011) and Assistant Secretary (2008)	Vice President and Lead Chief Counsel, Ameriprise Financial, Inc., since November 2008 and January 2013, respectively (previously, Chief Counsel, from January 2010 to January 2013, and Group Counsel from November 2008 to January 2010); previously, Director, Managing Director and General Counsel, J. & W. Seligman & Co. Incorporated, from July 2008 to November 2008.
Amy Johnson 5228 Ameriprise Financial Center Minneapolis, MN Born 1965	Vice President (2006)	Senior Vice President and Chief Operating Officer, Columbia Management Investment Advisers, LLC, since May 2010; previously, Chief Administrative Officer, from 2009 to April 2010, and Vice President – Asset Management and Trust Company Services, from 2006 to 2009.
Paul D. Pearson 5228 Ameriprise Financial Center Minneapolis, MN Born 1956	Vice President (2011) and Assistant Treasurer (1999)	Vice President – Investment Accounting, Columbia Management Investment Advisers, LLC, since May 2010; previously, Vice President – Managed Assets, Investment Accounting, Ameriprise Financial, Inc. from 1998 to April 2010.
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1970	Vice President and Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc., since January 2010 (previously, Vice President and Group Counsel or Counsel from 2004 to January 2010); officer of Columbia Funds and affiliated funds since 2007.
Stephen T. Welsh 225 Franklin Street Boston, MA 02110 Born 1957	Vice President (2006)	President and Director, Columbia Management Investment Services Corp., since May 2010; previously, President and Director, Columbia Management Services, Inc., from 2004 to April 2010; and Managing Director, Columbia Management Distributors, Inc., from 2007 to April 2010.

Responsibilities of Board with respect to fund management

The Board oversees management of the trusts and the Funds. The Board is chaired by an Independent Trustee who has significant additional responsibilities compared to the other Board members, including, among other things: setting the agenda for Board meetings, communicating and meeting regularly with Board members between Board and committee meetings on Fund-related matters with the Funds’ Chief Compliance Officer (“CCO”), counsel to the Independent Trustees (as described below), and representatives of the Funds’ service providers and overseeing Board Services.

The Board initially approves an Investment Management Services Agreement and other contracts with the Investment Manager and its affiliates, and other service providers. Once the contracts are approved, the Board monitors the level and quality of services including commitments of service providers to achieve expected levels of investment performance and shareholder services. Annually, the Board evaluates the services received under the contracts by receiving reports covering investment performance, shareholder services, marketing, and the Investment Manager’s profitability in order to determine whether to continue existing contracts or negotiate new contracts. The Investment Manager is responsible for day-to-day management and administration of the Funds and management of the risks that arise from the Funds’ investments and operations. The Board’s oversight of the Investment Manager and other service providers in the operation of the Funds includes oversight with respect to various risk management functions. The Funds are subject to a number of risks, including investment, compliance, operational, and valuation risks, among others. Day-to-day risk management functions are subsumed within the responsibilities of the Investment Manager, the subadvisers and other service providers (depending on the nature of the risk) who carry out the Funds’ investment management and business affairs. Each of the Investment Manager, the subadvisers and other service providers has its own, independent interest in risk management, and its policies and methods of carrying out risk management functions will depend, in part, on its analysis of the risks, functions and business models.

Risk oversight forms part of the Board’s general oversight of the Funds and is addressed as part of various Board and Committee activities. The Board recognizes that it is not possible to identify all of the risks that may affect a Fund or to develop processes and controls to eliminate or even mitigate their occurrence or effects. As part of its regular oversight of the trusts, the Board, directly or through a committee, interacts with and reviews reports from, among others, the Investment Manager, subadvisers, the independent registered public accounting firm for the Funds, and internal auditors for the Investment Manager or its affiliates, as appropriate, regarding risks faced by the Funds and relevant risk functions. The Board also meets periodically with the Funds’ CCO, to receive reports regarding the compliance of the Funds and their principal

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service providers with the federal securities laws and their internal compliance policies and procedures. The Board, with the assistance of the Investment Review Committee, reviews investment policies in connection with its review of the Funds’ performance, and meets periodically with the portfolio managers of the Funds to receive reports regarding the management of the Funds, including various investment risks. As part of the Board’s periodic review of the Funds’ advisory, subadvisory and other service provider agreements, the Board may consider risk management aspects of their operations and the functions for which they are responsible. In addition, the Board oversees processes that are in place to assure compliance with applicable rules, regulations and investment policies and addresses possible conflicts of interest.

Committees of the Board

The Board has organized the following standing committees to facilitate its work: Board Governance Committee, Compliance Committee, Contracts Committee, Executive Committee, Investment Review Committee and Audit Committee. These Committees are comprised solely of Independent Trustees (for these purposes, persons who are not affiliated persons of the Investment Manager or Ameriprise Financial). The table above describing each Trustee also includes their respective committee memberships. The duties of these committees are described below.

Mr. Lewis, as Chair of the Board, acts as a point of contact between the Independent Trustees and the Investment Manager between Board meetings in respect of general matters.

Board Governance Committee — Recommends to the Board the size, structure and composition of the Board and its committees; the compensation to be paid to members of the Board; and a process for evaluating the Board’s performance. The committee also reviews candidates for Board membership including candidates recommended by shareholders. The committee also makes recommendations to the Board regarding responsibilities and duties of the Board, oversees proxy voting and supports the work of the Board Chair in relation to furthering the interests of the Funds and their shareholders on external matters.

To be considered as a candidate for trustee, recommendations must include a curriculum vitae and be mailed to the Chair of the Board, Columbia Family of Funds, 901 Marquette Avenue South, Suite 2810, Minneapolis, MN 55402- 3268. To be timely for consideration by the committee, the submission, including all required information, must be submitted in writing not less than 120 days before the date of the proxy statement for the previous year’s annual meeting of shareholders, if such a meeting is held. The committee will consider only one candidate submitted by such a shareholder or group for nomination for election at a meeting of shareholders. The committee will not consider self-nominated candidates or candidates nominated by members of a candidate’s family, including such candidate’s spouse, children, parents, uncles, aunts, grandparents, nieces and nephews.

The committee will consider and evaluate candidates submitted by the nominating shareholder or group on the basis of the same criteria as those used to consider and evaluate candidates submitted from other sources. The committee may take into account a wide variety of factors in considering trustee candidates, including (but not limited to): (i) the candidate’s knowledge in matters relating to the investment company industry; (ii) any experience possessed by the candidate as a director or senior officer of other public or private companies; (iii) the candidate’s educational background; (iv) the candidate’s reputation for high ethical standards and personal and professional integrity; (v) any specific financial, technical or other expertise possessed by the candidate, and the extent to which such expertise would complement the Board’s existing mix of skills and qualifications; (vi) the candidate’s perceived ability to contribute to the ongoing functions of the Board, including the candidate’s ability and commitment to attend meetings regularly, work collaboratively with other members of the Board and carry out his or her duties in the best interests of the Fund; (vii) the candidate’s ability to qualify as an independent trustee; and (viii) such other criteria as the committee determines to be relevant in light of the existing composition of the Board and any anticipated vacancies or other factors.

Members of the committee (and/or the Board) also meet personally with each nominee to evaluate the candidate’s ability to work effectively with other members of the Board, while also exercising independent judgment. Although the Board does not have a formal diversity policy, the Board endeavors to comprise itself of members with a broad mix of professional and personal backgrounds. Thus, the committee and the Board accorded particular weight to the individual professional background of each Independent Trustee.

The Board believes that the Funds are well-served by a Board, the membership of which consists of persons that represent a broad mix of professional and personal backgrounds. In considering nominations, the Committee takes the following matrix into account in assessing how a candidate’s professional background would fit into the mix of experiences represented by the then-current Board.

Statement of Additional Information – December 1, 2013	Page 136

PROFESSIONAL BACKGROUND
Name	Geographic	For Profit; CIO/CFO; CEO/COO	Non-Profit; Government; CEO/Chairman	Investment	Legal; Regulatory	Political	Academic	Audit Committee; Financial Expert
Blatz	MN		X		X	X
Boudreau	MA	X		X				X
Carlton	NY			X	X			X
Carmichael	IL	X		X	X			X
Flynn	MA						X
Hawkins	CA	X		X				X
Hilliard	CA	X
Lewis	MN		X				X
Paglia	NY	X		X				X
Richie	MI	X	X		X
Santomero	PA		X	X	X		X	X
Shaw	SC	X	X	X
Taunton-Rigby	MA	X		X				X

With respect to the trusteeship of Mr. Truscott on the Board, who is not an Independent Trustee, the committee and the Board have concluded that having a senior member of the Investment Manager serve on the Board can facilitate the Independent Trustees’ increased access to information regarding the Funds’ Investment Manager, which is the Funds’ most significant service provider. With respect to the trusteeship of Dr. Santomero on the Board, the committee and the Board have concluded that, despite his lack of technical independence of the Funds under the 1940 Act (arising from his board service to Citigroup, Inc. and Citibank N.A.), he could serve with “substantive independence” primarily since he has no financial interest or relationship with the Investment Manager or Ameriprise Financial. The committee and the Board also took into account Dr. Santomero’s broad array of experiences from management consulting to academia to public service, which can complement well the mix of experiences represented by the other Board members.

Compliance Committee — Supports the Funds’ maintenance of a strong compliance program by providing a forum for Independent Trustees to consider compliance matters impacting the Funds or their key service providers; developing and implementing, in coordination with the CCO, a process for the review and consideration of compliance reports that are provided to the Board; and providing a designated forum for the Funds’ CCO to meet with Independent Trustees on a regular basis to discuss compliance matters.

Contracts Committee — Reviews and oversees the contractual relationships with service providers. Receives and analyzes reports covering the level and quality of services provided under contracts with the Fund and advises the Board regarding actions taken on these contracts during the annual review process. Reviews and considers, on behalf of all Trustees, the Funds’ investment advisory, subadvisory (if any) and principal underwriting contracts to assists the Trustees in fulfilling their responsibilities relating to the Board’s evaluation and consideration of these arrangements.

Executive Committee — Acts, as needed, for the Board between meetings of the Board.

Investment Review Committee — Reviews and oversees the management of the Funds’ assets. Considers investment management policies and strategies; investment performance; risk management techniques; and securities trading practices and reports areas of concern to the Board.

Audit Committee — Oversees the accounting and financial reporting processes of the Funds and internal controls over financial reporting. Oversees the quality and integrity of the Funds’ financial statements and independent audits as well as the Funds’ compliance with legal and regulatory requirements relating to the Funds’ accounting and financial reporting, internal controls over financial reporting and independent audits. The committee also makes recommendations regarding the selection of the Funds’ independent auditor and reviews and evaluates the qualifications, independence and performance of the auditor. The committee oversees the Funds’ risks by, among other things, meeting with the Funds’ internal auditors, establishing procedures for the confidential, anonymous submission by employees of concerns about accounting or audit matters, and overseeing the Funds’ Disclosure Controls and Procedures.

Statement of Additional Information – December 1, 2013	Page 137

This table shows the number of times the committees met during each Fund’s most recent fiscal period. The table is organized by fiscal year end.

Committee Meetings

Fiscal Period	Audit Committee	Compliance Committee	Contracts Committee	Executive Committee	Governance Committee	Investment Review Committee
For Funds with fiscal period ending January 31	7	5	6	6	6	6
For Funds with fiscal period ending February 28/29	6	5	6	1	6	6
For Funds with fiscal period ending April 30	6	5	6	1	7	6
For Funds with fiscal period ending May 31	6	5	6	2	7	6
For Funds with fiscal period ending June 30	8	5	6	0	6	6
For Funds with fiscal period ending July 31	5	5	6	2	8	6
For Funds with fiscal period ending August 31	8	5	6	1	7	6
For Funds with fiscal period ending September 30	8	5	6	0	6	6
For Funds with fiscal period ending October 31	6	5	6	1	7	6
For Funds with fiscal period ending November 30	8	5	6	0	6	6
For Funds with fiscal period ending December 31	7	5	6	0	6	6

Statement of Additional Information – December 1, 2013	Page 138

Beneficial Equity Ownership

The tables below show, for each Trustee, the amount of Fund equity securities beneficially owned by the Trustee and the aggregate value of all investments in equity securities of the Funds, including notional amounts through the Deferred Compensation Plan, stated as one of the following ranges: A = $0; B = $1-$10,000; C = $10,001-$50,000; D = $50,001-$100,000; and E = over $100,000. The information is provided as of December 31, 2012. The tables do not include ownership of Columbia Funds overseen by other boards of trustees/directors.

Independent Trustee Ownership

	Blatz	Boudreau		Carlton		Carmichael		Flynn		Hawkins		Hilliard		Lewis		Paglia		Richie	Shaw		Taunton- Rigby
Absolute Return Currency and Income Fund	A	A		A		D	(a)	A		A		A		A		A		A	A		A
Absolute Return Emerging Markets Macro Fund	A	A		C	(a)	A		A		A		A		A		A		A	A		A
Absolute Return Enhanced Multi-Strategy Fund	A	A		C	(a)	A		A		A		A		C	(a)	A		A	A		A
Absolute Return Multi-Strategy Fund	A	A		C	(a)	A		A		A		A		A		A		A	A		A
AMT-Free Tax-Exempt Bond Fund	A	A		A		A		A		A		A		A		A		A	A		A
AP — Diversified Equity Income Fund	A	A		A		A		A		A		A		A		A		A	A		A
Asia Pacific ex-Japan Fund	A	A		A		A		A		A		A		A		A		A	A		A
Capital Allocation Aggressive Portfolio	A	A		A		A		A		A		A		A		A		A	A		A
Capital Allocation Conservative Portfolio	A	A		A		A		A		A		A		A		A		A	A		A
Capital Allocation Moderate Aggressive Portfolio	A	A		A		A		A		A		A		A		A		A	A		A
Capital Allocation Moderate Conservative Portfolio	A	A		A		A		A		A		A		A		A		A	A		A
Capital Allocation Moderate Portfolio	A	A		A		A		A		A		A		A		A		A	A		A
Commodity Strategy Fund	A	A		A		A		A		A		A		A		A		A	A		A
Convertible Securities Fund	A	C	(a)	B		A		A		A		A		A		A		A	C	(b)	A
Diversified Equity Income Fund	A	A		C		A		A		C		A		C		A		A	A		A
Dividend Opportunity Fund	E	A		C		A		A		A		D	(a)	E		A		A	C	(b)	E	(a)
Emerging Markets Bond Fund	E	A		A		A		A		A		A		D	(a)	A		A	C	(b)	C	(a)
Equity Value Fund	A	A		A		A		A		A		A		A		A		A	A		A
European Equity Fund	A	A		A		A		A		A		A		A		A		A	C	(b)	A
Flexible Capital Income Fund	A	A		A		A		A		A		A		D		E	(a)	A	A		A
Floating Rate Fund	A	A		D	(a)	A		A		A		A		A		A		A	A		A
Global Bond Fund	A	A		A		A		A		A		A		A		A		A	A		A
Global Equity Fund	E	A		D	(a)	A		A		A		C	(a)	A		A		B	A		A
Global Opportunities Fund	A	A		A		A		C		A		A		A		A		A	A		E
High Yield Bond Fund	A	A		C		A		A		A		D	(a)	A		A		B	A		C	(a)
Income Builder Fund	A	A		A		A		A		A		A		E		A		A	A		E
Income Opportunities Fund	B	A		C		A		A		C		D	(a)	E	(a)	A		A	C	(b)	A
Inflation Protected Securities Fund	A	A		C		A		A		A		A		A		A		A	A		A
International Value Fund	A	A		A		E		A		D	(a)	C	(a)	A		A		A	A		A
Large Cap Core Fund	A	D	(a)	A		A		A		A		A		A		A		A	A		A
Large Cap Enhanced Core Fund	A	C	(a)	C		A		A		A		A		A		A		A	A		A
Large Cap Index Fund	A	A		A		A		D	(a)	A		A		A		A		D	C	(b)	A
Large Core Quantitative Fund	A	A		A		A		A		A		A		A		A		B	A		A
Large Growth Quantitative Fund	A	A		A		A		A		A		A		C	(a)	A		A	A		A
Large Value Quantitative Fund	A	A		A		A		A		A		A		A		A		A	A		A
LifeGoal Growth Portfolio	A	A		A		A		A		A		A		A		A		A	A		A
Limited Duration Credit Fund	A	A		A		A		A		A		A		E	(a)	A		A	A		E

Statement of Additional Information – December 1, 2013	Page 139

	Blatz	Boudreau		Carlton		Carmichael		Flynn		Hawkins		Hilliard		Lewis		Paglia		Richie	Shaw		Taunton- Rigby
Marsico 21st Century Fund	A	A		A		A		A		A		A		A		A		A	A		A
Marsico Flexible Cap Fund	A	A		A		A		A		A		A		A		A		A	A		A
Marsico Focused Equities Fund	A	C	(a)	A		D		A		A		E	(a)	A		A		A	E	(a)	A
Marsico Global Fund	A	A		A		A		A		A		A		E	(a)	A		A	A		A
Marsico Growth Fund	A	A		A		C		A		A		A		A		A		A	A		A
Marsico International Opportunities Fund	A	A		A		A		A		A		E	(a)	A		A		A	A		A
Masters International Equity Portfolio	A	A		A		A		D	(a)	A		A		A		A		A	A		A
Mid Cap Index Fund	A	A		A		A		A		D	(a)	A		A		A		A	E	(a)	A
Mid Cap Value Fund	A	A		A		E	(a)	A		A		A		A		A		A	A		D
Mid Cap Value Opportunity Fund	A	A		A		A		A		A		A		A		A		A	A		D
MN Tax-Exempt Fund	A	A		A		A		A		A		A		A		A		A	A		A
Money Market Fund	A	B	(a)	B	(a)	A		C	(a)	B	(a)	B	(a)	C	(a)	C	(a)	A	B	(a)	B	(a)
Multi-Advisor International Equity Fund	E	A		A		A		D	(a)	A		C	(a)	A		A		A	A		A
Multi-Advisor Small Cap Value Fund	D	A		A		A		A		A		A		A		A		A	A		D
Overseas Value Fund	A	A		A		A		A		A		A		A		A		A	A		A
Recovery and Infrastructure Fund	A	A		A		A		A		A		A		A		A		A	A		A
Select Large-Cap Value Fund	A	A		C	(a)	A		A		A		A		E	(a)	A		B	A		A
Seligman Communications and Information Fund	D	A		A		A		E	(a)	A		A		E	(a)	A		B	A		E	(a)
Seligman Global Technology Fund	B	C		A		A		A		A		A		A		A		B	A		A
Small Cap Index Fund	A	A		A		A		A		A		A		A		A		A	E	(a)	A
Small Cap Value Fund II	A	B		A		A		A		A		A		A		A		A	A		A
U.S. Government Mortgage Fund	C	A		C		A		A		A		A		A		A		A	C	(b)	A
Aggregate Dollar Range of Equity Securities in all Funds in the Columbia Funds Complex Overseen by the Trustee	E	E	(a)	E	(a)	E	(a)	E	(a)	E	(a)	E	(a)	E	(a)	E	(a)	E	E	(a)	E	(a)

(a)	Includes the value of compensation payable under a Deferred Compensation Plan that is determined as if the amounts deferred had been invested, as of the date of deferral, in shares of one or more funds in the Columbia Funds Family overseen by the Trustee as specified by the Trustee.

(b)	Ms. Shaw invests in a Section 529 Plan managed by the Investment Manager that allocates assets to various mutual funds, including Columbia Funds. The amount shown in the table includes the value of her interest in this plan determined as if her investment in the plan were invested directly in the Columbia Fund pursuant to the plan’s target allocations.

Interested Trustee Ownership

	Santomero	Truscott
Absolute Return Currency and Income Fund	A	A
Absolute Return Emerging Markets Macro Fund	A	D
Absolute Return Enhanced Multi-Strategy Fund	A	E
Absolute Return Multi-Strategy Fund	A	E
AMT-Free Tax-Exempt Bond Fund	A	A
AP — Diversified Equity Income Fund	A	A
Asia Pacific ex-Japan Fund	A	A
Capital Allocation Aggressive Portfolio	A	D
Capital Allocation Conservative Portfolio	A	A
Capital Allocation Moderate Aggressive Portfolio	A	A
Capital Allocation Moderate Conservative Portfolio	A	A
Capital Allocation Moderate Portfolio	A	A
Commodity Strategy Fund	A	A

Statement of Additional Information – December 1, 2013	Page 140

	Santomero	Truscott
Convertible Securities Fund	A	A
Diversified Equity Income Fund	A	A
Dividend Opportunity Fund	A	E
Emerging Markets Bond Fund	A	B
Equity Value Fund	A	A
European Equity Fund	A	A
Flexible Capital Income Fund	A	D
Floating Rate Fund	A	E
Global Bond Fund	A	A
Global Equity Fund	A	E
Global Opportunities Fund	A	E
High Yield Bond Fund	A	D
Income Builder Fund	A	A
Income Opportunities Fund	A	E
Inflation Protected Securities Fund	A	A
International Value Fund	A	A
Large Cap Core Fund	A	A
Large Cap Enhanced Core Fund	A	A
Large Cap Index Fund	A	A
Large Core Quantitative Fund	A	D
Large Growth Quantitative Fund	A	C
Large Value Quantitative Fund	A	C
LifeGoal Growth Portfolio	A	A
Limited Duration Credit Fund	E	E
Marsico 21st Century Fund	A	A
Marsico Flexible Cap Fund	A	A
Marsico Focused Equities Fund	A	A
Marsico Global Fund	A	A
Marsico Growth Fund	A	A
Marsico International Opportunities Fund	A	A
Marsico Focused Equities Fund	A	A
Masters International Equity Portfolio	A	A
Mid Cap Index Fund	A	A
Mid Cap Value Fund	A	D
Mid Cap Value Opportunity Fund	A	E
MN Tax-Exempt Fund	A	A
Money Market Fund	A	A
Multi-Advisor International Equity Fund	A	E
Multi-Advisor Small Cap Value Fund	A	A
Overseas Value Fund	A	A
Recovery and Infrastructure Fund	A	A
Select Large-Cap Value Fund	A	D
Seligman Communications and Information Fund	A	D
Seligman Global Technology Fund	A	D
Small Cap Index Fund	A	A
Small Cap Value Fund II	A	A
U.S. Government Mortgage Fund	A	A
Aggregate Dollar Range of Equity Securities in all Funds in the Columbia Funds Family Overseen by the Trustee	E	E

Statement of Additional Information – December 1, 2013	Page 141

Compensation

Total compensation. The following table shows the total compensation paid to Independent Trustees from all the Funds in the last fiscal period.

Trustee Compensation – All Funds

Board member(a)	Total Cash Compensation from Fund Family Paid to Trustee
Kathleen Blatz	$276,250
Edward Boudreau	$268,750	(b)
Pamela Carlton	$263,750	(b)
William Carmichael	$261,250
Patricia Flynn	$268,750	(b)
William Hawkins	$268,750	(b)
R. Glenn Hilliard	$256,250	(b)
Stephen Lewis, Jr.	$430,000	(b)
John F. Maher(c)	$56,250	(b)
John Nagorniak(c)	$27,500	(b)
Catherine James Paglia	$286,250	(b)
Leroy C. Richie	$273,750
Anthony Santomero	$246,250	(b)
Minor Shaw	$256,250	(b)
Alison Taunton-Rigby	$278,750	(b)

(a)	Trustee compensation is paid by the Funds and is comprised of a combination of a base fee and meeting fees, with the exception of the Chair of the Board, who receives a base annual compensation. Payment of compensation is administered by a company providing limited administrative services to the Funds and to the Board. Compensation noted in the table does not include amounts paid by Ameriprise Financial to Board members for attendance at Board and committee meetings relating to Ameriprise Financial’s acquisition of the long-term asset management business of Columbia Management Group, LLC, including certain of its affiliates. The Chair of the Board did not receive any such compensation from Ameriprise Financial.

(b)	The Board Members may elect to defer a portion of the total cash compensation payable. Additional information regarding the Deferred Compensation Plan is described below. The table below sets forth the amount deferred for the Fund Family for the most recent fiscal period:

Board Member	Amount Deferred
Edward Boudreau	$77,275
Pamela Carlton	$105,500
Patricia Flynn	$214,375
William Hawkins	$75,688
R. Glenn Hilliard	$93,750
Stephen Lewis, Jr.	$198,241
John Maher(c)	$56,250
John Nagorniak(c)	$8,250
Catherine James Paglia	$143,125
Anthony Santomero	$77,500
Minor Shaw	$128,125
Alison Taunton-Rigby	$202,250

(c)	Mr. Nagorniak ceased serving as a member of the Board effective September 2012. Mr. Maher ceased serving as a member of the Board effective October 2012.

The Independent Trustees determine the amount of compensation that they receive, including the amount paid to the Chair of the Board. In determining compensation for the Independent Trustees, the Independent Trustees take into account a variety of factors including, among other things, their collective significant work experience (e.g., in business and finance, government or academia). The Independent Trustees also recognize that these individuals’ advice and counsel are in demand by other organizations, that these individuals may reject other opportunities due to the time demands of their duties as Independent Trustees, and that they undertake significant legal responsibilities. The Independent Trustees also consider the compensation paid to independent board members of other mutual fund complexes of comparable size, and, in doing so, they seek to set

Statement of Additional Information – December 1, 2013	Page 142

their compensation from the Fund at a level that approximates or is lower than the median level of compensation paid by such other comparable complexes. In determining the compensation paid to the Chair, the Independent Trustees take into account, among other things, the Chair’s significant additional responsibilities (e.g., setting the agenda for Board meetings, communicating or meeting regularly with the Funds’ CCO, Counsel to the Independent Trustees, and the Funds’ service providers) which result in a significantly greater time commitment required of the Board Chair. The Chair’s compensation, therefore, has generally been set at a level significantly higher than the level of compensation paid to other independent Board members.

The Independent Trustees, other than the Board Chairman, are paid an annual retainer of $180,000 with respect to all Funds in the Fund Family overseen by them. Additionally, the Independent Trustees who serve the two closed-end funds (collectively, the “Closed-End Funds”) each receive $10,000 annually. The Independent Trustees also receive the following compensation from funds in the Fund Family other than the Closed-End Funds: committee Chairs each receive an additional annual retainer of $20,000 and subcommittee Chairs each receive an additional annual retainer of $5,000. In addition, Independent Trustees are paid the following fees for attending Board and committee meetings: $5,000 per day of in-person Board meetings and $2,500 per day of in-person committee or sub-committee meetings (if such meetings are not held on the same day as a Board meeting). Independent Trustees are not paid for special meetings conducted by telephone. The Board’s Chair will receive total annual cash compensation of $430,000, of which $10,000 is allocated from the Closed-End Funds.

The Independent Trustees may elect to defer payment of up to 100% of the compensation they receive in accordance with a Deferred Compensation Plan (the Deferred Plan). Under the Deferred Plan, a Board member may elect to have his or her deferred compensation treated as if they had been invested in shares of one or more Fund and the amount paid to the Board member under the Deferred Plan will be determined based on the performance of such investments. Distributions may be taken in a lump sum or over a period of years. The Deferred Plan will remain unfunded for federal income tax purposes under the Internal Revenue Code of 1986, as amended. It is anticipated that deferral of Board member compensation in accordance with the Deferred Plan will have, at most, a negligible impact on Fund assets and liabilities.

The Independent Trustees have a policy that each Trustee invests in shares of one or more of the Funds (including the Closed-End Funds) overseen by the Trustee (including shares held in the Deferred Compensation Plan) in an aggregate amount that is at least equal to the annual total compensation received by the Trustee from the Columbia Fund Complex. All Independent Trustees meet this standard.

Compensation from each Fund. The following table shows the compensation paid to independent Board members from each Fund during its last fiscal period.

Trustee Compensation — Individual Funds

	Aggregate Compensation from Fund
Fund	Blatz	Boudreau	Carlton	Carmichael	Flynn	Hawkins	Hilliard	Lewis	Maher(a)	Nagorniak(a)	Paglia	Richie	Santomero	Shaw	Taunton- Rigby
For Funds with fiscal period ending January 31
Capital Allocation Aggressive Portfolio — total	$605	$622	$550	$617	$561	$622	$567	$998	$361	$331	$586	$573	$562	$573	$586
Deferred	0	124	220	0	317	174	494	146	361	99	293	0	37	287	366
Capital Allocation Conservative Portfolio — total	605	622	550	617	561	622	567	998	361	331	586	573	562	573	586
Deferred	0	124	220	0	317	174	494	146	361	99	293	0	37	287	366
Capital Allocation Moderate Portfolio — total	605	622	550	617	561	622	567	998	361	331	586	573	562	573	586
Deferred	0	124	220	0	317	174	494	146	361	99	293	0	37	287	366
Capital Allocation Moderate Aggressive Portfolio — total	605	622	550	617	561	622	567	998	361	331	586	573	562	573	586
Deferred	0	124	220	0	317	174	494	146	361	99	293	0	37	287	366
Capital Allocation Moderate Conservative Portfolio — total	605	622	550	617	561	622	567	998	361	331	586	573	562	573	586
Deferred	0	124	220	0	317	174	494	146	361	99	293	0	37	287	366
Income Builder Fund — total	605	622	550	617	561	622	567	998	361	331	586	573	562	573	586
Deferred	0	124	220	0	317	174	494	146	361	99	293	0	37	287	366
LifeGoal Growth Portfolio — total	605	622	550	617	561	622	567	998	361	331	586	573	562	573	586
Deferred	0	124	220	0	317	174	494	146	361	99	293	0	37	287	366
Masters International Equity Portfolio — total	605	622	550	617	561	622	567	998	361	331	586	573	562	573	586
Deferred	0	124	220	0	317	174	494	146	361	99	293	0	37	287	366

Statement of Additional Information – December 1, 2013	Page 143

	Aggregate Compensation from Fund
Fund	Blatz	Boudreau	Carlton	Carmichael	Flynn	Hawkins	Hilliard	Lewis	Maher(a)	Nagorniak(a)	Paglia	Richie	Santomero	Shaw	Taunton- Rigby
For Funds with fiscal period ending February 28/29
Convertible Securities Fund — total	$1,240	$1,339	$1,190	$1,261	$1,216	$1,339	$1,225	$2,163	$708	$643	$1,269	$1,241	$1,212	$1,238	$1,266
Deferred	0	281	476	0	725	346	990	435	708	193	634	0	117	580	807
Equity Value Fund — total	1,320	1,423	1,267	1,340	1,295	1,423	1,302	2,295	756	684	1,347	1,321	1,289	1,316	1,347
Deferred	0	299	507	0	772	368	1,053	462	756	205	674	0	125	658	858
International Value Fund — total	414	454	397	428	404	454	410	724	245	226	429	414	406	414	429
Deferred	0	94	159	0	237	117	339	138	245	68	215	0	35	207	272
Large Cap Core Fund — total	1,614	1,742	1,547	1,642	1,586	1,742	1,597	2,823	974	894	1,646	1,618	1,582	1,617	1,646
Deferred	0	359	619	0	928	449	1,328	534	974	268	823	0	135	808	1,042
Large Cap Enhanced Core Fund — total	926	1,000	889	942	909	1,000	915	1,610	525	474	945	927	906	925	945
Deferred	0	210	356	0	543	259	737	326	525	142	473	0	89	462	603
Large Cap Index Fund — total	3,805	4,094	3,647	3,855	3,749	4,094	3,777	6,643	2,250	2,075	3,881	3,821	3,725	3,826	3,879
Deferred	0	851	1,459	0	2,209	1,057	3,107	1,298	2,250	623	1,941	0	335	1,913	2,461
Marsico 21st Century Fund — total	2,266	2,455	2,172	2,315	2,223	2,455	2,244	3,975	1,390	1,287	2,321	2,271	2,222	2,271	2,319
Deferred	0	504	869	0	1,295	632	1,878	740	1,390	386	1,161		183	1,136	1,464
Marsico Focused Equities Fund — total	2,930	3,171	2,808	2,989	2,876	3,171	2,903	5,131	1,781	1,651	2,999	2,937	2,872	2,940	2,997
Deferred	0	653	1,123	0	1,680	817	2,419	967	1,781	495	1,499	0	242	1,470	1,895
Marsico Global Fund — total	590	639	567	602	579	639	585	1,024	335	304	606	591	578	591	603
Deferred	0	134	227	0	346	165	471	206	335	91	303	0	57	295	385
Marsico Growth Fund — total	3,959	4,285	3,792	4,042	3,879	4,205	3,907	6,937	2,444	2,234	4,046	3,963	3,879	3,954	4,046
Deferred	0	877	1,517	0	2,250	1,102	3,285	1,280	2,444	670	2,023	0	311	1,977	2,373
Marsico International Opportunities Fund — total	1,123	1,214	1,077	1,144	1,103	1,214	1,114	1,964	661	607	1,147	1,126	1,101	1,127	1,147
Deferred	0	253	431	0	651	314	914	382	661	182	574	0	100	563	728
Mid Cap Index Fund — total	3,622	3,884	3,474	3,656	3,563	3,884	3,583	6,319	2,125	1,962	3,671	3,627	3,543	3,627	3,671
Deferred	0	814	1,389	0	2,118	1,005	2,910	1,270	2,125	589	1,836	0	336	1,813	2,337
Mid Cap Value Fund — total	5,189	5,594	4,979	5,269	5,092	5,594	5,123	9,056	3,007	2,734	5,298	5,196	5,068	5,179	5,298
Deferred	0	1,170	1,992	0	3,026	1,446	4,163	1,816	3,007	820	2,649	0	480	2,590	3,371
Multi-Advisor International Equity Fund — total	2,076	2,242	1,989	2,114	2,043	2,242	2,062	3,647	1,283	1,195	2,120	2,084	2,038	2,090	2,120
Deferred	0	460	796	0	1,187	577	1,731	674	1,283	358	1,060	0	166	1,045	1,338
Overseas Value Fund — total	612	663	588	624	601	663	606	1,066	349	316	626	613	600	613	626
Deferred	0	139	235	0	359	172	489	213	349	95	313	0	59	306	399
Small Cap Index Fund — total	2,933	3,151	2,813	2,967	2,885	3,151	2,904	5,123	1,724	1,591	2,979	2,938	2,872	2,939	2,977
Deferred	0	659	1,125	0	1,712	815	2,366	1,023	1,724	477	1,490	0	269	1,470	1,894
Small Cap Value Fund II — total	2,472	2,667	2,371	2,513	2,428	2,667	2,448	4,330	1,455	1,336	2,526	2,477	2,421	2,477	2,524
Deferred	0	556	949	0	1,438	689	2,000	856	1,455	401	1,263	0	224	1,238	1,604
For Funds with fiscal period ending March 31
Short Term Bond Fund – total	4,204	4,398	3,908	4,190	3,944	4,398	4,066	7,079	2,106	1,816	4,259	4,119	3,978	4,108	4,122
Deferred	0	967	1,563	0	2,489	1,151	2,896	1,824	2,106	545	2,130	0	517	2,054	2,680
For Funds with fiscal period ending April 30
CA Intermediate Municipal Bond Fund — total	1,014	1,047	954	1,008	955	1,047	983	1,663	393	315	1,036	995	951	983	1,002
Deferred	0	252	382	0	664	280	579	518	393	94	517	0	186	492	676
GA Intermediate Municipal Bond Fund — total	759	786	714	757	715	786	737	1,247	298	240	774	744	713	737	751
Deferred	0	188	286	0	495	210	439	382	298	72	387	0	138	368	505
MD Intermediate Municipal Bond Fund — total	811	840	764	809	764	840	788	1,333	319	256	828	796	762	788	803
Deferred	0	201	305	0	529	225	469	410	319	77	414	0	147	394	541
NC Intermediate Municipal Bond Fund — total	914	947	861	911	861	947	887	1,502	298	289	933	897	859	887	905
Deferred	0	227	344	0	596	253	529	461	298	87	466	0	165	443	609
Recovery and Infrastructure Fund — total	1,523	1,583	1,434	1,524	1,434	1,854	1,478	2,519	628	511	1,553	1,494	1,435	1,478	1,508
Deferred	0	375	574	0	982	422	903	754	628	153	776	0	265	739	1,011

Statement of Additional Information – December 1, 2013	Page 144

	Aggregate Compensation from Fund
Fund	Blatz	Boudreau	Carlton	Carmichael	Flynn	Hawkins	Hilliard	Lewis	Maher(a)	Nagorniak(a)	Paglia	Richie	Santomero	Shaw	Taunton- Rigby
SC Intermediate Municipal Bond Fund — total	$844	$877	$795	$844	$796	$877	$822	$1,389	$332	$269	$864	$829	$796	$822	$836
Deferred	0	210	318	0	551	235	490	427	332	81	432	0	153	411	563
Short Term Municipal Bond Fund — total	3,512	3,651	3,306	3,512	3,307	3,651	3,404	5,803	1,431	1,161	3,587	3,445	3,304	3,404	3,482
Deferred	0	865	1,322	0	2,265	974	2,407	1,745	1,431	348	1,794	0	611	1,702	2,334
VA Intermediate Municipal Bond Fund — total	1,099	1,139	1,034	1,096	1,035	1,139	1,066	1,807	436	352	1,120	1,078	1,033	1,066	1,088
Deferred	0	272	414	0	714	304	640	552	436	105	531	0	197	533	731
For Funds with fiscal period ending May 31
Absolute Return Emerging Markets Macro Fund — total	775	803	730	773	731	803	754	1,270	261	202	791	761	730	754	767
Deferred	0	200	292	0	529	217	403	464	261	61	395	0	164	377	526
Absolute Return Enhanced Multi-Strategy Fund — total	756	785	712	756	713	785	735	1,239	259	202	772	742	712	735	749
Deferred	0	195	285	0	513	212	398	447	259	61	386	0	157	367	512
Absolute Return Multi-Strategy Fund — total	870	901	819	868	820	901	845	1,426	59	228	888	854	818	845	861
Deferred	0	224	328	0	592	243	453	518	59	69	444	0	183	422	590
AP — Diversified Equity Income Fund — total	1,499	1,547	1,411	1,491	1,413	1,547	1,456	2,460	493	379	1,528	1,471	1,408	1,456	1,480
Deferred	0	388	564	0	1,028	419	767	909	493	114	764	0	321	728	1,016
Commodity Strategy Fund — total	702	725	661	699	662	725	684	1,149	225	174	715	689	661	684	693
Deferred	0	183	264	0	485	197	354	432	225	52	358	0	154	342	477
Diversified Equity Income Fund — total	4,642	4,812	4,369	4,631	4,373	4,812	4,499	7,612	1,618	1,256	4,732	4,553	4,365	4,499	4,592
Deferred	0	1,188	1,748	0	3,133	1,298	2,468	2,709	1,618	377	2,366	0	947	2,249	3,134
Dividend Opportunity Fund — total	6,943	7,110	6,531	6,858	6,549	7,110	6,746	11,384	2,164	1,644	7,046	6,814	6,508	6,746	6,820
Deferred	0	1,808	2,613	0	4,830	1,933	3,410	4,353	2,164	493	3,523	0	1,555	3,373	4,714
Flexible Capital Income Fund — total	765	793	721	764	721	793	744	1,253	260	202	781	751	720	744	758
Deferred	0	197	288	0	521	214	399	456	260	61	390	0	161	372	519
High Yield Bond Fund — total	2,955	3,047	2,783	2,932	2,789	3,047	2,863	4,854	1,002	767	3,002	2,900	2,774	2,863	2,914
Deferred	0	757	1,113	0	2,009	823	1,546	1,749	1,002	230	1,501	0	614	1,431	1,994
Mid Cap Value Opportunity Fund — total	2,762	2,864	2,600	2,757	2,601	2,864	2,680	4,529	956	747	2,817	2,709	2,599	2,680	2,732
Deferred	0	709	1,040	0	1,870	773	1,459	1,624	956	224	1,408	0	569	1,340	1,867
Multi-Advisor Small Cap Value Fund — total	1,068	1,106	1,005	1,065	1,006	1,106	1,038	1,751	361	281	1,089	1,048	1,005	1,038	1,056
Deferred	0	276	402	0	728	299	554	639	361	84	544	0	226	519	724
Select Large-Cap Value Fund —total	1,276	1,322	1,201	1,274	1,202	1,322	1,239	2,093	437	340	1,302	1,252	1,202	1,239	1,262
Deferred	0	329	480	0	867	357	668	759	437	102	651	0	267	620	864
Select Smaller-Cap Value Fund — total	1,129	1,171	1,063	1,128	1,064	1,171	1,099	1,851	383	299	1,153	1,108	1,065	1,099	1,116
Deferred	0	292	425	0	769	316	589	674	383	90	576	0	238	543	765
Seligman Communications and Information Fund — total	5,296	5,507	4,985	5,296	4,987	5,507	5,129	8,684	1,914	1,488	5,405	5,194	4,986	5,129	5,247
Deferred	0	1,349	1,994	0	3,546	1,482	2,870	3,031	1,914	446	2,703	0	1,053	2,565	3,570
U.S. Government Mortgage Fund — total	3,800	3,884	3,578	3,741	3,590	3,884	3,697	6,213	1,123	851	3,859	3,732	3,555	3,697	3,731
Deferred	0	992	1,431	0	2,657	1,057	1,849	2,393	1,123	255	1,929	0	862	1,849	2,583
For Funds with fiscal period ending July 31
AMT-Free Tax-Exempt Bond Fund	1,516	1,545	1,442	1,501	1,471	1,545	1,489	2,450	291	153	1,559	1,501	1,429	1,489	1,514
Deferred	0	444	577	0	1,186	435	542	1,123	291	46	780	0	451	744	1,103
Floating Rate Fund	1,462	1,500	1,392	1,462	1,418	1,500	1,438	2,347	255	135	1,517	1,448	1,380	1,438	1,473
Deferred	0	439	557	0	1,166	425	479	1,125	255	40	758	0	457	719	1,083
Global Opportunities Fund	1,809	1,840	1,720	1,787	1,755	1,840	1,775	2,921	354	187	1,856	1,791	1,704	1,775	1,803
Deferred	0	527	688	0	1,411	517	653	1,332	354	56	928	0	534	888	1,312

Statement of Additional Information – December 1, 2013	Page 145

	Aggregate Compensation from Fund
Fund	Blatz	Boudreau	Carlton	Carmichael	Flynn	Hawkins	Hilliard	Lewis	Maher(a)	Nagorniak(a)	Paglia	Richie	Santomero	Shaw	Taunton- Rigby
Income Opportunities Fund	$4,495	$4,562	$4,273	$4,445	$4,354	$4,562	$4,416	$7,203	$791	$412	$4,621	$4,448	$4,231	$4,416	$4,480
Deferred	0	1,329	1,709	0	3,567	1,290	1,494	3,420	791	124	2,311	0	1,390	2,208	3,285
Inflation Protected Securities Fund	1,175	1,198	1,117	1,163	1,141	1,198	1,153	1,906	241	131	1,207	1,163	1,108	1,153	1,173
Deferred	0	341	447	0	910	336	439	853	241	39	603	0	340	577	851
Large Core Quantitative Fund	5,265	5,340	5,006	5,188	5,110	5,340	5,163	8,502	1,036	542	5,390	5,213	4,959	5,163	5,235
Deferred	0	1,528	2,002	0	4,106	1,502	1,906	3,864	1,036	163	2,695	0	1,551	2,582	3,807
Large Growth Quantitative Fund	1,382	1,406	1,314	1,364	1,341	1,406	1,356	2,235	276	146	1,417	1,368	1,301	1,356	1,377
Deferred	0	400	525	0	1,071	395	515	1,004	276	44	708	0	400	678	999
Large Value Quantitative Fund	1,017	1,043	967	1,015	986	1,043	999	1,637	192	102	1,052	1,007	960	999	1,022
Deferred	0	302	387	0	800	300	354	763	192	31	526	0	307	500	747
Limited Duration Credit Fund	2,098	2,134	1,995	2,073	2,036	2,134	2,060	3,385	400	211	2,154	2,078	1,976	2,060	2,091
Deferred	0	612	798	0	1,641	601	751	1,552	400	63	1,077	0	623	1,030	1,523
MN Tax-Exempt Fund	1,277	1,304	1,215	1,268	1,239	1,304	1,254	2,060	243	129	1,316	1,264	1,204	1,254	1,278
Deferred	0	375	486	0	1,001	367	452	950	243	39	658	0	382	627	932
Money Market Fund	3,192	3,241	3,036	2,448	3,099	3,241	3,131	5,165	631	335	3,270	3,161	3,006	3,131	3,177
Deferred	0	926	1,214	0	2,487	911	1,162	2,340	631	100	1,635	0	938	1,565	2,309
For Funds with fiscal period ending August 31
Marsico Flexible Capital Fund — total	776	869	745	845	750	869	766	1,346	687	766	793	776	783	775	824
Amount deferred	0	131	326	0	375	233	487	174	687	230	397	0	0	387	617
For Funds with fiscal period ending October 31
AR Currency and Income Fund — total	713	769	676	739	699	769	694	1,257	625	624	720	714	718	702	720
Amount deferred	0	126	285	0	350	200	551	144	625	187	360	0	0	351	489
Asia Pacific ex-Japan Fund — total	1,095	1,181	1,038	1,134	1,073	1,181	1,064	1,935	965	946	1,106	1,096	1,102	1,075	1,106
Amount deferred	0	195	436	0	537	306	853	223	965	284	553	0	0	538	748
Emerging Markets Bond Fund — total	1,179	1,280	1,119	1,228	1,153	1,280	1,149	2,108	1,052	1,013	1,201	1,179	1,187	1,162	1,201
Amount deferred	0	215	466	0	576	330	964	236	1,052	304	601	0	0	581	793
European Equity Fund — total	956	1,031	908	989	940	1,031	937	1,699	854	842	968	959	965	949	968
Amount deferred	0	172	379	0	470	266	776	192	854	253	484	0	0	474	645
Global Bond Fund — total	900	967	855	929	883	967	874	1,592	789	784	908	901	904	883	908
Amount deferred	0	159	359	0	442	251	693	183	789	235	454	0	0	441	617
Global Equity Fund — total	1,048	1,126	994	1,082	1,029	1,126	1,019	1,866	926	913	1,058	1,050	1,053	1,031	1,058
Amount deferred	0	186	417	0	514	292	824	213	926	274	529	0	0	515	713
Seligman Global Technology Fund — total	1,213	501	1,045	510	1,074	459	468	2,274	940	411	1,153	1,184	480	373	1,003
Amount deferred	0	31	143	0	489	93	0	398	940	84	396	0	0	139	311

(a)	Mr. Nagomiak ceased serving as a member of the Board effective September 2012. Mr. Maher ceased serving as a member of the Board effective October 2012.

Statement of Additional Information – December 1, 2013	Page 146

BROKERAGE ALLOCATION AND OTHER PRACTICES

General Brokerage Policy, Brokerage Transactions and Broker Selection

The Investment Manager (or the investment subadviser(s) who make the day-to-day investment decisions for a Fund, as applicable) is responsible for decisions to buy and sell securities for each Fund, for the selection of broker-dealers, for the execution of a Fund’s securities transactions and for the allocation of brokerage commissions in connection with such transactions, subject to policies established by the Board. The Investment Manager’s primary consideration in effecting a security transaction is to obtain the best net price and the most favorable execution of the order. Purchases and sales of securities on a securities exchange are effected through brokers who charge negotiated commissions for their services. Orders may be directed to any broker to the extent and in the manner permitted by applicable law.

In the over-the-counter market, securities generally are traded on a “net” basis with dealers acting as principals for their own accounts without stated commissions, although the price of a security usually includes a profit to the dealer. In underwritten offerings, securities are bought at a fixed price that includes an amount of compensation to the underwriter, generally referred to as the underwriter’s “concession” or “discount.” On occasion, certain money market instruments may be bought directly from an issuer, in which case no commissions or discounts are paid.

In placing orders for portfolio securities of the Funds, the Investment Manager gives primary consideration to obtaining the best net prices and most favorable execution. This means that the Investment Manager will seek to execute each transaction at a price and commission, if any, which provides the most favorable total cost or proceeds reasonably attainable in the circumstances. In seeking such execution, the Investment Manager will use its best judgment in evaluating the terms of a transaction, and will give consideration to various relevant factors, including, without limitation, the size and type of the transaction, the nature and character of the market for the security, the confidentiality, speed and certainty of effective execution required for the transaction, the general execution and operational capabilities of the broker-dealer, the reputation, reliability, experience and financial condition of the broker-dealer, the value and quality of the services rendered by the broker-dealer in this instance and other transactions and the reasonableness of the spread or commission, if any. Research services received from broker-dealers supplement the Investment Manager’s own research and may include the following types of information: statistical and background information on industry groups and individual companies; forecasts and interpretations with respect to U.S. and foreign economies, securities, markets, specific industry groups and individual companies; information on political developments; Fund management strategies; performance information on securities and information concerning prices of securities; and information supplied by specialized services to the Investment Manager and to the Board with respect to the performance, investment activities and fees and expenses of other mutual funds. Such information may be communicated electronically, orally or in written form. Research services also may include the arranging of meetings with management of companies and the provision of access to consultants who supply research information.

The outside research is useful to the Investment Manager since, in certain instances, the broker-dealers utilized by the Investment Manager may follow a different universe of securities issuers and other matters than those that the Investment Manager’s staff can follow. In addition, this research provides the Investment Manager with a different perspective on financial markets, even if the securities research obtained relates to issuers followed by the Investment Manager. Research services that are provided to the Investment Manager by broker-dealers are available for the benefit of all accounts managed or advised by the Investment Manager. In some cases, the research services are available only from the broker-dealer providing such services. In other cases, the research services may be obtainable from alternative sources. The Investment Manager is of the opinion that because the broker-dealer research supplements rather than replaces the Investment Manager’s own research, the receipt of such research does not tend to decrease the Investment Manager’s expenses, but tends to improve the quality of its investment advice. However, to the extent that the Investment Manager would have bought any such research services had such services not been provided by broker-dealers, the expenses of such services to the Investment Manager could be considered to have been reduced accordingly. Certain research services furnished by broker-dealers may be useful to the clients of the Investment Manager other than the Funds. Conversely, any research services received by the Investment Manager through the placement of transactions of other clients may be of value to the Investment Manager in fulfilling its obligations to the Funds. The Investment Manager is of the opinion that this material is beneficial in supplementing its research and analysis; and, therefore, it may benefit the Trusts by improving the quality of the Investment Manager’s investment advice. The advisory fees paid by the Trusts are not reduced because the Investment Manager receives such services.

Under Section 28(e) of the 1934 Act, the Investment Manager shall not be “deemed to have acted unlawfully or to have breached its fiduciary duty” solely because under certain circumstances it has caused the account to pay a higher commission than the lowest available. To obtain the benefit of Section 28(e), the Investment Manager must make a good faith

Statement of Additional Information – December 1, 2013	Page 147

determination that the commissions paid are “reasonable in relation to the value of the brokerage and research services provided by such member, broker, or dealer, viewed in terms of either that particular transaction or his overall responsibilities with respect to the accounts as to which he exercises investment discretion.” Accordingly, the price to a Fund in any transaction may be less favorable than that available from another broker-dealer if the difference is reasonably justified by other aspects of the portfolio execution services offered. Some broker-dealers may indicate that the provision of research services is dependent upon the generation of certain specified levels of commissions and underwriting concessions by the Investment Manager’s clients, including the Funds.

Commission rates are established pursuant to negotiations with broker-dealers based on the quality and quantity of execution services provided by broker-dealers in light of generally prevailing rates. On exchanges on which commissions are negotiated, the cost of transactions may vary among different broker-dealers. Transactions on foreign stock exchanges involve payment of brokerage commissions that generally are fixed. Transactions in both foreign and domestic over-the-counter markets generally are principal transactions with dealers, and the costs of such transactions involve dealer spreads rather than brokerage commissions. With respect to over-the-counter transactions, the Investment Manager, where possible, will deal directly with dealers who make a market in the securities involved, except in those circumstances in which better prices and execution are available elsewhere.

In certain instances, there may be securities that are suitable for a Fund as well as for one or more of the other clients of the Investment Manager. Investment decisions for the Funds and for the Investment Manager’s other clients are made with the goal of achieving their respective investment objectives. A particular security may be bought or sold for only one client even though it may be held by, or bought or sold for, other clients. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling that same security. Some simultaneous transactions are inevitable when a number of accounts receive investment advice from the same investment adviser, particularly when the same security is suitable for the investment objectives of more than one client. When two or more clients are engaged simultaneously in the purchase or sale of the same security, the securities are allocated among clients in a manner believed to be equitable to each. In some cases, this policy could have a detrimental effect on the price or volume of the security in a particular transaction that may affect the Funds.

The Funds may participate, if and when practicable, in bidding for the purchase of portfolio securities directly from an issuer in order to take advantage of the lower purchase price available to members of a bidding group. A Fund will engage in this practice, however, only when the Investment Manager, in its sole discretion, believes such practice to be otherwise in such Fund’s interests.

The Trusts will not execute portfolio transactions through, or buy or sell portfolio securities from or to, the Distributor, the Investment Manager, the Administrator or their affiliates acting as principal (including repurchase and reverse repurchase agreements), except to the extent permitted by applicable law, regulation or order. However, the Investment Manager is authorized to allocate buy and sell orders for portfolio securities to certain broker-dealers and financial institutions, including, in the case of agency transactions, broker-dealers and financial institutions that are affiliated with Ameriprise Financial. To the extent that a Fund executes any securities trades with an affiliate of Ameriprise Financial, such Fund does so in conformity with Rule 17e-1 under the 1940 Act and the procedures that such Fund has adopted pursuant to the rule. In this regard, for each transaction, the Board will determine that the transaction is effected in accordance with the Funds’ Rule 17e-1 procedures, which require: (i) the transaction resulted in prices for and execution of securities transactions at least as favorable to the particular Fund as those likely to be derived from a non-affiliated qualified broker-dealer; (ii) the affiliated broker-dealer charged the Fund commission rates consistent with those charged by the affiliated broker-dealer in similar transactions to clients comparable to the Fund and that are not affiliated with the broker-dealer in question; and (iii) the fees, commissions or other remuneration paid by the Fund did not exceed 2% of the sales price of the securities if the sale was effected in connection with a secondary distribution, or 1% of the purchase or sale price of such securities if effected in other than a secondary distribution.

Certain affiliates of Ameriprise Financial may have deposit, loan or commercial banking relationships with the corporate users of facilities financed by industrial development revenue bonds or private activity bonds bought by certain of the Columbia Funds. Ameriprise Financial or certain of its affiliates may serve as trustee, custodian, tender agent, guarantor, placement agent, underwriter, or in some other capacity, with respect to certain issues of securities. Under certain circumstances, a Fund may buy securities from a member of an underwriting syndicate in which an affiliate of Ameriprise Financial is a member. The Trusts has adopted procedures pursuant to Rule 10f-3 under the 1940 Act, and intends to comply with the requirements of Rule 10f-3, in connection with any purchases of securities that may be subject to Rule 10f-3.

Given the breadth of the Investment Manager’s investment management activities, investment decisions for the Funds are not always made independently from those for other funds, or other investment companies and accounts advised or managed by the Investment Manager. When a purchase or sale of the same security is made at substantially the same time on behalf of one or more of the Columbia Funds and another investment portfolio, investment company or account, the transaction will be averaged

Statement of Additional Information – December 1, 2013	Page 148

as to price and available investments allocated as to amount in a manner which the Investment Manager believes to be equitable to the Funds and such other funds, investment portfolio, investment company or account. In some instances, this investment procedure may adversely affect the price paid or received by a Fund or the size of the position obtained or sold by the Fund. To the extent permitted by law, the Investment Manager may aggregate the securities to be sold or bought for the Funds with those to be sold or bought for other funds, investment portfolios, investment companies, or accounts in executing transactions.

See Investment Management and Other Services – Other Roles and Relationships of Ameriprise Financial and its Affiliates – Certain Conflicts of Interest for more information about these and other conflicts of interest.

Brokerage Commissions

The following charts reflect the amounts of brokerage commissions paid by the Funds for the three most recently completed fiscal years. In certain instances, the Funds may pay brokerage commissions to broker-dealers that are affiliates of Ameriprise Financial. As indicated above, all such transactions involving the payment of brokerage commissions to affiliates are done in compliance with Rule 17e-1 under the 1940 Act.

Aggregate Brokerage Commissions Paid by the Funds

The following charts reflect the aggregate amount of brokerage commissions paid by the Funds for the three most recently completed fiscal years. Differences, year to year, in the amount of brokerage commissions paid by a Fund were primarily the result of increased market volatility as well as shareholder purchase and redemption activity in the Fund.

Total Brokerage Commissions

Total Brokerage Commissions
Fund	2013	2012		2011
For Funds with fiscal period ending January 31
Capital Allocation Aggressive Portfolio	$2,601	$62		$0
Capital Allocation Conservative Portfolio	3,434	35		0
Capital Allocation Moderate Aggressive Portfolio	7,398	0	(a)	0
Capital Allocation Moderate Conservative Portfolio	1,520	0	(a)	0
Capital Allocation Moderate Portfolio	12,772	152		0
Income Builder Fund	0	0		0
LifeGoal Growth Portfolio	0	0	(a)	0
Masters International Equity Portfolio	173	0	(a)	0
For Funds with fiscal period ending February 28/29
Convertible Securities Fund	67,317	68,442		165,457
Equity Value Fund(b)	428,626	197,812		317,997
International Value Fund(c)	781,245	701,889		451,675
Large Cap Core Fund	1,634,499	4,010,902		3,227,444
Large Cap Enhanced Core Fund	124,984	80,466		109,841
Large Cap Index Fund	42,941	51,814		48,278
Marsico 21st Century Fund	1,303,523	9,239,773		8,933,015
Marsico Focused Equities Fund	1,375,426	2,807,946		3,614,513
Marsico Global Fund	20,543	23,863		21,913
Marsico Growth Fund	3,082,928	2,787,085		3,460,709
Marsico International Opportunities Fund	841,381	1,858,519		3,247,287
Mid Cap Index Fund	92,408	85,741		75,934
Mid Cap Value Fund	3,282,641	4,535,398		4,921,092
Multi-Advisor International Equity Fund	3,415,590	0		3,260,492
Overseas Value Fund	46,885	96,027		11,380
Small Cap Index Fund	81,216	81,083		57,743
Small Cap Value Fund II	2,555,711	2,738,707		3,345,547
For Funds with fiscal period ending March 31
Short Term Bond Fund	49,235	22,101		58,926

Statement of Additional Information – December 1, 2013	Page 149

Total Brokerage Commissions
Fund	2013	2012		2011
For Funds with fiscal period ending April 30
CA Intermediate Municipal Bond Fund(d)	$0	$0		$4
GA Intermediate Municipal Bond Fund(d)	0	0		0
MD Intermediate Municipal Bond Fund(d)	0	0		0
NC Intermediate Municipal Bond Fund(d)	0	0		0
Recovery and Infrastructure Fund	560,938	532,746		329,036
SC Intermediate Municipal Bond Fund(d)	0	0		0
Short Term Municipal Bond Fund(d)	0	0		0
VA Intermediate Municipal Bond Fund(d)	0	0		0
For Funds with fiscal period ending May 31
Absolute Return Emerging Markets Macro Fund	0	0		0	(e)
Absolute Return Enhanced Multi-Strategy Fund	248,876	284,730		9,476	(f)
Absolute Return Multi-Strategy Fund	317,763	310,593		10,136	(f)
AP – Diversified Equity Income Fund	486,313	13,137	(g)	N/A
Commodity Strategy Fund	0	0	(h)	N/A
Diversified Equity Income Fund(i)	2,173,281	2,126,944		2,004,161
Dividend Opportunity Fund(j)	4,483,217	2,275,856		2,031,035
Flexible Capital Income Fund	0	30,081	(h)	N/A
High Yield Bond Fund	2,367	1,511		0
Mid Cap Value Opportunity Fund(k)	1,696,261	1,393,564		1,541,840
Multi-Advisor Small Cap Value Fund	455,357	581,919		553,603
Select Large-Cap Value Fund(l)	226,081	249,073		256,531
Select Smaller-Cap Value Fund(m)	131,763	148,704		284,794
Seligman Communications and Information Fund(n)	5,124,242	5,967,910		5,767,423
U.S. Government Mortgage Fund	142,442	70,649		17,660
For Funds with fiscal period ending July 31
AMT-Free Tax-Exempt Bond Fund(o)	0	0		132
Floating Rate Fund	0	1,000		0
Global Opportunities Fund(p)	10,312	615,788		426,809
Income Opportunities Fund	0	0		0
Inflation Protected Securities Fund	26,718	15,357		40,902
Large Core Quantitative Fund	1,232,331	89,797		756,280
Large Growth Quantitative Fund(q)	196,926	213,935		192,755
Large Value Quantitative Fund(r)	134,359	89,873		123,762
Limited Duration Credit Fund	70,962	41,979		28,296
Minnesota Tax-Exempt Fund(s)	0	0		824
Money Market Fund	0	0		0
	2012	2011		2010
For Funds with fiscal period ending August 31
Marsico Flexible Capital Fund	324,649	274,651	(t)	N/A
For Funds with fiscal period ending October 31
Currency and Income Fund	0	0		0
Asia Pacific ex-Japan Fund	622,494	964,616		677,863
Emerging Markets Bond Fund	207	0		0
European Equity Fund	747,555	601,158		189,148
Global Bond Fund	15,758	18,259		3,201
Global Equity Fund	499,796	673,331		556,835
Seligman Global Technology Fund	944,043	1,304,433		1,556,216

(a)	The Fund changed its fiscal year end in 2012 from March 31 to January 31. For the fiscal year ended 2012, the information shown is for the period from April 1, 2011 to January 31, 2012. For the fiscal year ended 2011, the information shown is from April 1, 2010 to March 31, 2011.

Statement of Additional Information – December 1, 2013	Page 150

(b)	The Fund changed its fiscal year end in 2012 from March 31 to February 28/29. For the fiscal year ended 2012, the information shown is for the period from April 1, 2011 to February 29, 2012. For fiscal years ended 2011 and 2010, the information shown is from April 1, 2010 to March 31, 2011 and April 1, 2009 to March 31, 2010, respectively.

(c)	Because the Fund’s brokerage commissions are paid at the Master Portfolio level for these time periods, amounts shown are for the Master Portfolio.

(d)	The Funds changed their fiscal year end in 2012 from March 31 to April 30. For the fiscal year ended 2012, the information shown is for the 13-month period from April 1, 2011 to April 30, 2012. For the fiscal year ended 2011, the information shown is from April 1, 2010 to March 31, 2011.

(e)	For the period from April 7, 2011 (commencement of operations) to May 31, 2011.

(f)	For the period from March 31, 2011 (commencement of operations) to May 31, 2011.

(g)	For the period from April 20, 2012 (commencement of operations) to May 31, 2012.

(h)	For the period from July 28, 2011 (commencement of operations) to May 31, 2012.

(i)	The Fund changed its fiscal year end in 2012 from September 30 to May 31. For the fiscal year ended 2012, the information shown is for the period from October 1, 2011 to May 31, 2012. For fiscal year ended 2011, the information shown is from October 1, 2010 to September 30, 2011. The brokerage commissions paid for the fiscal year from October 1, 2009 to September 30, 2010 were $2,243,590.

(j)	The Fund changed its fiscal year end in 2012 from June 30 to May 31. For the fiscal year ended 2012, the information shown is for the period from July 1, 2011 to May 31, 2012. For fiscal year ended 2011, the information shown is from July 1, 2010 to June 30, 2011. The brokerage commissions paid for the fiscal year from July 1, 2009 to June 30, 2010 were $402,958.

(k)	The Fund changed its fiscal year end in 2012 from September 30 to May 31. For the fiscal year ended 2012, the information shown is for the period from October 1, 2011 to May 31, 2012. For fiscal year ended 2011, the information shown is from October 1, 2010 to September 30, 2011. The brokerage commissions paid for the fiscal year from October 1, 2009 to September 30, 2010 were $2,620,808.

(l)	The Fund changed its fiscal year end in 2012 from December 31 to May 31. For the fiscal year ended 2012, the information shown is for the period from January 1, 2012 to May 31, 2012. For fiscal year ended 2011, the information shown is from January 1, 2011 to December 31, 2011. The brokerage commissions paid for the fiscal year from January 1, 2010 to December 31, 2010 were $180,393.

(m)	The Fund changed its fiscal year end in 2012 from December 31 to May 31. For the fiscal year ended 2012, the information shown is for the period from January 1, 2012 to May 31, 2012. For fiscal year ended 2011, the information shown is from January 1, 2011 to December 31, 2011. The brokerage commissions paid for the fiscal year from January 1, 2010 to December 31, 2010 were $163,708.

(n)	The Fund changed its fiscal year end in 2012 from December 31 to May 31. For the fiscal year ended 2012, the information shown is for the period from January 1, 2012 to May 31, 2012. For fiscal year ended 2011, the information shown is from January 1, 2011 to December 31, 2011. The brokerage commissions paid for the fiscal year from January 1, 2010 to December 31, 2010 were $9,167,229.

(o)	The Fund changed its fiscal year end in 2012 from November 30 to July 31. For the fiscal year ended 2012, the information shown is for the period from December 1, 2011 to July 31, 2012. For fiscal years ended 2011 and 2010, the information shown is from December 1, 2010 to November 30, 2011 and December 1, 2009 to November 30, 2010, respectively. The brokerage commissions paid for the fiscal year from December 1, 2008 to November 30, 2009 were $315.

(p)	The Fund changed its fiscal year end in 2012 from September 30 to July 31. For the fiscal year ended 2012, the information shown is for the period from October 1, 2011 to July 31, 2012. For fiscal years ended 2011 and 2010, the information shown is from October 1, 2010 to September 30, 2011 and October 1, 2009 to September 30, 2010, respectively. The brokerage commissions paid for the fiscal year from October 1, 2008 to September 30, 2009 were $1,248,108.

(q)	The Fund changed its fiscal year end in 2012 from September 30 to July 31. For the fiscal year ended 2012, the information shown is for the period from October 1, 2011 to July 31, 2012. For fiscal years ended 2011 and 2010, the information shown is from October 1, 2010 to September 30, 2011 and October 1, 2009 to September 30, 2010, respectively. The brokerage commissions paid for the fiscal year from October 1, 2008 to September 30, 2009 were $649,261.

(r)	The Fund changed its fiscal year end in 2012 from September 30 to July 31. For the fiscal year ended 2012, the information shown is for the period from October 1, 2011 to July 31, 2012. For fiscal years ended 2011 and 2010, the information shown is from October 1, 2010 to September 30, 2011 and October 1, 2009 to September 30, 2010, respectively. The brokerage commissions paid for the fiscal year from October 1, 2008 to September 30, 2009 were $378,324.

(s)	The Fund changed its fiscal year end in 2012 from August 31 to July 31. For the fiscal year ended 2012, the information shown is for the period from September 1, 2011 to July 31, 2012. For fiscal years ended 2011 and 2010, the information shown is from September 1, 2010 to August 31, 2011 and September 1, 2009 to August 31, 2010, respectively. The Fund did not pay brokerage commissions for the fiscal year from September 1, 2008 to August 31, 2009.

(t)	For the period from September 28, 2010 (when shares became publicly available) to August 31, 2011.

Brokerage Commissions Paid to Brokers Affiliated with the Investment Manager

Affiliates of the Investment Manager may engage in brokerage and other securities transactions on behalf of a Fund according to procedures adopted by the Board and to the extent consistent with applicable provisions of the federal securities laws. Subject to approval by the Board, the same conditions apply to transactions with broker-dealer affiliates of any subadviser. The Investment Manager will use an affiliate only if (i) the Investment Manager determines that the Fund will receive prices and executions at least as favorable as those offered by qualified independent brokers performing similar brokerage and other services for the Fund and (ii) the affiliate charges the Fund commission rates consistent with those the affiliate charges comparable unaffiliated customers in similar transactions and if such use is consistent with terms of the Investment Management Services Agreement.

Statement of Additional Information – December 1, 2013	Page 151

No brokerage commissions were paid for a Fund in the last three fiscal periods to brokers affiliated with the Funds’ Investment Manager or any subadvisers, unless otherwise shown in the following table. The table is organized by fiscal year end.

	Broker	Nature of Affiliation	Aggregate dollar amount of commissions paid to broker	Percent of aggregate brokerage commissions	Percent of aggregate dollar amount of transactions involving payment of commissions	Aggregate amount of commissions paid to broker	Aggregate amount of commissions paid to broker
Fund	2013					2012	2011
For funds with fiscal period ending May 31
Absolute Return Enhanced Multi-Strategy Fund	Merrill Lynch Pierce Fenner & Smith (MLPFS)	(1)	$137	34.4%	6.5%	$0	$0
Absolute Return Multi-Strategy Fund	MLPFS	(1)	$174	8.6%	6.8%	$0	$0
Select Large-Cap Value Fund	MLPFS	(1)	$0	N/A	N/A	$0	$1,200
Seligman Communications and Information Fund	MLPFS	(1)	$0	N/A	N/A	$0	$5,613

(1)	Prior to May 1, 2010, MLPF&S and other broker-dealers affiliated with BANA were affiliated broker-dealers of the series of CFST by virtue of being under common control with the Previous Adviser. The affiliation created by this relationship ended on May 1, 2010, when the investment advisory agreement with the Previous Adviser was terminated and the Fund entered into a new investment management services agreement with the Investment Manager. However, BANA, on behalf of its fiduciary accounts, continues to have investments in certain of the Columbia Funds. The amounts shown include any brokerage commissions paid to MLPF&S after May 1, 2010.

Directed Brokerage

The Funds or the Investment Manager, through an agreement or understanding with a broker-dealer, or otherwise through an internal allocation procedure, may direct, subject to applicable legal requirements, the Funds’ brokerage transactions to a broker-dealer because of the research services it provides the Funds or the Investment Manager.

During each Fund’s most recent applicable fiscal year (or period), the Funds directed certain brokerage transactions and paid related commissions in the amounts as follows:

Brokerage Directed for Research

	Brokerage directed for research*
	Amount of transactions		Amount of commissions imputed or paid
Fund
For Funds with fiscal period ending January 31
Capital Allocation Aggressive Portfolio	$0	(a)	$0	(a)
Capital Allocation Conservative Portfolio	0	(a)	0	(a)
Capital Allocation Moderate Aggressive Portfolio	0	(a)	0	(a)
Capital Allocation Moderate Conservative Portfolio	0	(a)	0	(a)
Capital Allocation Moderate Portfolio	0	(a)	0	(a)
Income Builder Fund	0	(a)	0	(a)
LifeGoal Growth Portfolio	0	(a)	0	(a)
Masters International Equity Portfolio	0	(a)	0	(a)

Statement of Additional Information – December 1, 2013	Page 152

	Brokerage directed for research*
	Amount of transactions	Amount of commissions imputed or paid
Fund
For Funds with fiscal period ending February 28/29
Convertible Securities Fund	$14,115,410	$8,063
Equity Value Fund(b)	184,367,374	159,598
International Value Fund	0	0
Large Cap Core Fund	1,145,630,164	717,688
Large Cap Enhanced Core Fund	13,905,058	10,086
Large Cap Index Fund	0	0
Marsico 21st Century Fund	1,141,156,706	294,376
Marsico Focused Equities Fund	1,752,467,589	327,428
Marsico Global Fund	14,500,890	8,493
Marsico Growth Fund	2,658,894,831	577,159
Marsico International Opportunities Fund	385,370,013	292,902
Mid Cap Index Fund	0	0
Mid Cap Value Fund	1,192,775,985	1,374,712
Multi-Advisor International Equity Fund	803,191,915	910,599
Overseas Value Fund	3,104,291	2,577
Small Cap Index Fund	447,846,831	721,893
Small Cap Value Fund II	0	0
For Funds with fiscal period ending March 31
Short Term Bond Fund	0	0
For Funds with fiscal period ending April 30
CA Intermediate Municipal Bond Fund	0	0
GA Intermediate Municipal Bond Fund	0	0
MD Intermediate Municipal Bond Fund	0	0
NC Intermediate Municipal Bond Fund	0	0
Recovery and Infrastructure Fund	161,894,305	105,257
SC Intermediate Municipal Bond Fund	0	0
Short Term Municipal Bond Fund	0	0
VA Intermediate Municipal Bond Fund	0	0
For Funds with fiscal period ending May 31
Absolute Return Emerging Markets Macro Fund	0	0
Absolute Return Enhanced Multi-Strategy Fund	1,272,407,083	765,923
Absolute Return Multi-Strategy Fund	1,291,242,820	775,892
AP – Diversified Equity Income Fund	185,026,356	154,997
Commodity Strategy Fund	0	0
Diversified Equity Income Fund	832,662,810	714,308
Dividend Opportunity Fund	1,331,212,349	1,197,462
Flexible Capital Income Fund	0	0
High Yield Bond Fund	0	0
Mid Cap Value Opportunity Fund	317,188,319	411,192
Multi-Advisor Small Cap Value Fund	121,724,914	174,365
Select Large-Cap Value Fund	39,057,432	37,564
Select Smaller-Cap Value Fund	1,504,100	1,650
Seligman Communications and Information Fund	678,203,764	954,003
U.S. Government Mortgage Fund	0	0

Statement of Additional Information – December 1, 2013	Page 153

	Brokerage directed for research*
	Amount of transactions	Amount of commissions imputed or paid
Fund
For Funds with fiscal period ending July 31
AMT-Free Tax-Exempt Bond Fund	$0	$0
Floating Rate Fund	0	0
Global Opportunities Fund	0	0
Income Opportunities Fund	0	0
Inflation Protected Securities Fund	0	0
Large Core Quantitative Fund	1,118,019,054	655,538
Large Growth Quantitative Fund	52,548,806	36,945
Large Value Quantitative Fund	8,331,694	10,076
Limited Duration Credit Fund	0	0
MN Tax-Exempt Fund	0	0
Money Market Fund	0	0
For Funds with fiscal period ending August 31
Marsico Flexible Capital Fund	208,053,575	110,610
For Funds with fiscal period ending October 31
Absolute Return Currency and Income Fund	0	0
Asia Pacific ex-Japan Fund	162,068,196	406,280
Emerging Markets Bond Fund	0	0
European Equity Fund	459,848,612	620,053
Global Bond Fund	0	0
Global Equity Fund	259,712,300	395,349
Seligman Global Technology Fund	202,185,823	198,840

*	Reported numbers include third party soft dollar commissions and portfolio manager directed commissions directed for research. The Investment Manager also receives proprietary research from brokers, but these amounts have not been included in the table.

(a)	The underlying funds may have directed transactions to firms in exchange for research services.

Securities of Regular Broker-Dealers

In certain cases, the Funds, as part of their principal investment strategies, or otherwise as a permissible investment, will invest in the common stock or debt obligations of the regular broker-dealers that the Investment Manager uses to transact brokerage for the Funds.

As of each Fund’s most recent applicable fiscal year (or period) end, the Funds owned securities of their “regular brokers or dealers” or their parents, as defined in Rule 10b-1 under the 1940 Act, as shown in the table below:

Investments in Securities of Regular Brokers or Dealers

Fund	Issuer	Value of securities owned at end of fiscal period
For Funds with fiscal period ending January 31
Capital Allocation Aggressive Portfolio	None	N/A
Capital Allocation Conservative Portfolio	None	N/A
Capital Allocation Moderate Aggressive Portfolio	None	N/A
Capital Allocation Moderate Conservative Portfolio	None	N/A
Capital Allocation Moderate Portfolio	None	N/A
Income Builder Fund	None	N/A

Statement of Additional Information – December 1, 2013	Page 154

Fund	Issuer	Value of securities owned at end of fiscal period
For Funds with fiscal period ending February 28/29
Convertible Securities Fund	The Goldman Sachs Group, Inc.	$4,250,418
Equity Value Fund	Citigroup, Inc.	12,011,856
	Goldman Sachs Group	17,273,169
	JPMorgan Chase & Co.	18,406,297
	Morgan Stanley	5,803,220
International Value Fund	None	N/A
Large Cap Core Fund	Citigroup, Inc.	15,163,719
	The Goldman Sachs Group, Inc.	10,287,014
	PNC Financial Services Group, Inc.	12,237,798
Large Cap Enhanced Core Fund	Citigroup, Inc.	4,478,199
	Franklin Resources, Inc.	2,358,875
	Goldman Sachs & Co..	3,504,384
	JPMorgan Chase (subsidiary)	5,845,940
Large Cap Index Fund	Ameriprise Financial, Inc.	2,548,301
	Citigroup, Inc.	22,204,480
	E*TRADE Financial Corp.	497,447
	Franklin Resources, Inc.	3,516,419
	The Goldman Sachs Group, Inc.	11,935,273
	JPMorgan Chase & Co.	33,549,874
	Legg Mason, Inc. (subsidiary)	602,718
	Morgan Stanley	5,622,414
	PNC Financial Services Group, Inc.	5,952,755
	The Charles Schwab Corp.	3,212,840
Marsico 21st Century Fund	Morgan Stanley	7,622,193
Marsico Focused Equities Fund	Citigroup Funding, Inc.	43,849,249
Marsico Global Fund	None	N/A
Marsico Growth Fund	Citigroup, Inc.	57,089,776
Marsico International Opportunities Fund	None	N/A
Mid Cap Index Fund	Affiliated Managers Group, Inc.	14,920,139
	Eaton Vance Corp.	8,664,624
	Primerica, Inc.	2,895,240
	Raymond James Financial, Inc. (subsidiary)	9,642,674
Mid Cap Value	TD Ameritrade Holding Corp.	43,582,326
	Raymond James Financial, Inc. (subsidiary)	45,864,473
Multi-Advisor International Equity Fund	None	N/A
Overseas Value Fund	None	N/A
Small Cap Index Fund	Investment Technology Group, Inc.	1,639,973
	Piper Jaffray Companies	2,238,333
	Stifel Financial Corp.	6,992,278
Small Cap Value Fund II	None	N/A

Statement of Additional Information – December 1, 2013	Page 155

Fund	Issuer	Value of securities owned at end of fiscal period
For Funds with fiscal period ending March 31
Short Term Bond Fund	Bear Stearns Commercial Mortgage Securities	$17,294,786
	Citigroup Commercial Mortgage Trust	4,933,689
	Citigroup Mortgage Loan Trust, Inc.	3,738,187
	Credit Suisse Mortgage Capital Certificates	2,939,850
	Credit Suisse First Boston Mortgage Securities Corp.	10,992,064
	Goldman Sachs Group	12,036,412
	JPMorgan Chase & Co.	10,809,276
	JPMorgan Chase Commercial Mortgage Securities	23,047,515
	LB-UBS Commercial Mortgage Trust	905,171
	Merrill Lynch Mortgage Trust	6,620,985
	Morgan Stanley	16,974,784
	Morgan Stanley Capital 1	11,112,800
For Funds with fiscal period ending April 30
CA Intermediate Municipal Bond Fund	None	N/A
GA Intermediate Municipal Bond Fund	None	N/A
MD Intermediate Municipal Bond Fund	None	N/A
NC Intermediate Municipal Bond Fund	None	N/A
Recovery and Infrastructure Fund	None	N/A
SC Intermediate Municipal Bond Fund	None	N/A
Short Term Municipal Bond Fund	None	N/A
VA Intermediate Municipal Bond Fund	None	N/A
For Funds with fiscal period ending May 31
Absolute Return Emerging Markets Macro Fund	None	N/A
Absolute Return Enhanced Multi-Strategy Fund	JPMorgan Chase & Co.	415,976
	Morgan Stanley	(102,072)
	PNC Financial Services Group, Inc.	142,922
Absolute Return Multi-Strategy Fund	Citigroup, Inc.	491,358
	Franklin Resources, Inc.	507,003
	The Goldman Sachs Group, Inc.	297,579
	JPMorgan Chase & Co.	1,140,876
	Morgan Stanley	159,518
	Morgan Stanley	(280,911)
	PNC Financial Services Group, Inc.	394,020
AP – Diversified Equity Income Fund	Citigroup, Inc.	20,493,730
	The Goldman Sachs Group, Inc.	14,532,417
	JPMorgan Chase & Co.	20,763,907
	Morgan Stanley	7,059,900
Commodity Strategy Fund	None	N/A
Diversified Equity Income Fund	Citigroup, Inc.	83,901,254
	The Goldman Sachs Group, Inc.	54,145,579
	JPMorgan Chase & Co.	85,063,230
	Morgan Stanley	29,351,745
Dividend Opportunity Fund	The Goldman Sachs Group, Inc.	161,015,543
	JPMorgan Chase & Co.	188,530,714
	Morgan Stanley	18,851,931

Statement of Additional Information – December 1, 2013	Page 156

Fund	Issuer	Value of securities owned at end of fiscal period
Flexible Capital Income Fund	JPMorgan Chase & Co.	$1,268,672
High Yield Bond Fund	E*TRADE Financial Corp.	5,529,300
	Nuveen Investments, Inc.	13,848,130
Mid Cap Value Opportunity Fund	None	N/A
Multi-Advisor Small Cap Value Fund	E*TRADE Financial Corp.	1,157,185
	Eaton Vance Corp.	892,465
	Stifel Financial Corp.	1,619,550
Select Large-Cap Value Fund	Citigroup, Inc.	23,915,400
	JPMorgan Chase & Co.	25,384,350
	Morgan Stanley	19,813,500
Select Smaller-Cap Value Fund	None	N/A
Seligman Communications and Information Fund	None	N/A
U.S. Government Mortgage Fund	Chase Mortgage Finance Corp.	1,121,303
	Citigroup Capital XIII	35,116,567
	Credit Suisse Mortgage Capital Certificates	86,326,239
	Credit Suisse Commercial Mortgage Trust	24,348,795
	Jefferieis & Co., Inc.	2,928,763
	JPMorgan Resecuritization Trust	960,627
	Merrill Lynch Mortgage Investors, Inc.	12,165
	Morgan Stanley Capital 1, Inc.	2,195,887
	Morgan Stanley Remeric Trust	14,423,622
For Funds with fiscal period ending July 31
AMT-Free Tax-Exempt Bond Fund	None	N/A
Floating Rate Fund	Nuveen Investments, Inc.	6,021,328
Global Opportunities Fund	Citigroup, Inc.	7,444,549
	Citigroup Mortgage Loan Trust, Inc.	175,095
	E*TRADE Financial Corp.	188,062
	JPMorgan Chase Commercial Mortgage Securities	66,561
	LB-UBS Commercial Mortgage Trust	42,608
	Morgan Stanley Resecuritization Trust	139,241
	Nuveen Investments, Inc.	43,538
	Piper Jaffray Companies	130,845
Income Opportunities Fund	E*TRADE Financial Corp.	7,932,625
Inflation Protected Securities Fund	The Goldman Sachs Group, Inc.	603,211
	JPMorgan Chase Commercial Mortgage Securities	1,121,214
	Morgan Stanley	799,122
	Morgan Stanley Capital I	1,127,285
	Morgan Stanley Remeric Trust	1,928,965
Large Core Quantitative Fund	Citigroup, Inc.	92,178,306
	The Goldman Sachs Group, Inc.	67,629,569
	JPMorgan Chase & Co.	110,635,196
Large Growth Quantitative Fund	None	N/A
Large Value Quantitative Fund	Citigroup, Inc.	11,554,224
	The Goldman Sachs Group, Inc.	8,431,142
	JPMorgan Chase & Co.	14,545,530

Statement of Additional Information – December 1, 2013	Page 157

Fund	Issuer	Value of securities owned at end of fiscal period
Limited Duration Credit Fund	None	N/A
Minnesota Tax-Exempt Fund	None	N/A
Money Market Fund	None	N/A
For Funds with fiscal period ending August 31
Marsico Flexible Capital Fund	None	N/A
For Funds with fiscal period ending October 31
Absolute Return Currency and Income Fund	None	N/A
Asia Pacific ex-Japan Fund	None	N/A
Emerging Markets Bond Fund	Morgan Stanley	$1,895,906
European Equity Fund	None	N/A
Global Bond Fund	Citigroup, Inc.	288,801
	Citigroup/Deutsche Bank Commercial Mortgage Trust	287,623
	CS First Boston Mortgage Securities Corp.	248,403
	JPMorgan Chase Commercial Mortgage Securities Corp.	655,377
	LB-UBS Commercial Mortgage Trust	1,255,247
	Morgan Stanley	573,456
	Morgan Stanley Capital 1	891,403
Global Equity Fund	JPMorgan Chase & Co.	6,595,860
Seligman Global Technology Fund	None	N/A

Statement of Additional Information – December 1, 2013	Page 158

OTHER PRACTICES

Performance Disclosure

Effective beginning with performance reporting for the December 31, 2011 year end, in presenting performance information for newer share classes, if any, of a Fund, the Fund typically includes, for periods prior to the offering of such share classes, the performance of the Fund’s oldest share class (except as otherwise disclosed), adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable, based on the expense ratios of those share classes for the Fund’s most recently completed fiscal year for which data was available at December 31, 2011 or, for Funds and classes first offered after January 1, 2011, the expected expense differential at the time the newer share class is first offered. Actual expense differentials across classes will vary over time. The performance of the Fund’s newer share classes would have been substantially similar to the performance of the Fund’s oldest share class because all share classes of a Fund are invested in the same portfolio of securities, and would have differed only to the extent that the classes do not have the same sales charges and/or expenses (although differences in expenses between share classes may change over time).

Prior to December 31, 2011, in presenting performance information for a newer share class of a Fund, series of CFST would typically include, for periods prior to the offering of such newer share class, the performance of an older share class, the class-related operating expense structure of which was most similar to that of the newer share class, and for periods prior to the initial offering of such older share class, would include the performance of successively older share classes with successively less similar expense structures. Such performance information was not restated to reflect any differences in expenses between share classes and if such differences had been reflected, the performance shown might have been lower. Because, prior to December 31, 2011, series of CFST used a different methodology for presenting performance information for a newer share class, such performance information published before December 31, 2011 may differ from corresponding performance information published after December 31, 2011.

Portfolio Turnover

A change in the securities held by a Fund is known as “portfolio turnover.” High portfolio turnover involves correspondingly greater expenses to the Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in adverse tax consequences to a Fund’s shareholders. The trading costs and tax effects associated with portfolio turnover may adversely affect a Fund’s performance. For each Fund’s portfolio turnover rate, see the Fees and Expenses of the Fund – Portfolio Turnover section in the prospectuses for that Fund.

In any particular year, market conditions may result in greater rates than are presently anticipated. The rate of a Fund’s turnover may vary significantly from time to time depending on the volatility of economic and market conditions.

See below for an explanation for any significant variation in a Fund’s portfolio turnover rates over the two most recently completed fiscal years, if applicable:

The variation in turnover rates for Absolute Return Emerging Markets Macro Fund, Absolute Return Enhanced Multi-Strategy Fund and Absolute Return Multi-Strategy Fund, over the two most recently completed fiscal periods is due to the fact that the fiscal year ended May 31, 2012 was the funds first complete fiscal year.

Disclosure of Portfolio Holdings Information

The Board and the Investment Manager believe that the investment ideas of the Investment Manager and any subadviser with respect to portfolio management of a Fund should benefit the Fund and its shareholders, and do not want to afford speculators an opportunity to profit by anticipating Fund trading strategies or by using Fund portfolio holdings information for stock picking. However, the Board also believes that knowledge of a Fund’s portfolio holdings can assist shareholders in monitoring their investments, making asset allocation decisions, and evaluating portfolio management techniques.

The Board has therefore adopted policies and procedures relating to disclosure of the Funds’ portfolio securities. These policies and procedures are intended to protect the confidentiality of Fund portfolio holdings information and generally prohibit the release of such information until such information is made available to the general public, unless such persons have been authorized to receive such information on a selective basis, as described below. It is the policy of the Fund not to provide or permit others to provide portfolio holdings on a selective basis, and the Investment Manager does not intend to selectively disclose portfolio holdings or expect that such holdings information will be selectively disclosed, except where

Statement of Additional Information – December 1, 2013	Page 159

necessary for the Fund’s operation or where there are other legitimate business purposes for doing so and, in any case, where conditions are met that are designed to protect the interests of the Funds and their shareholders.

Although the Investment Manager seeks to limit the selective disclosure of portfolio holdings information and such selective disclosure is monitored under the Fund’s compliance program for conformity with the policies and procedures, there can be no assurance that these policies will protect the Fund from the potential misuse of holdings information by individuals or firms in possession of that information. Under no circumstances may the Investment Manager, its affiliates or any employee thereof receive any consideration or compensation for disclosing such holdings information.

Public Disclosures

The Funds’ portfolio holdings are currently disclosed to the public through filings with the SEC and postings on the Funds’ website. The information is available on the Funds’ website as described below.

•	For equity, convertible, alternative and flexible funds (other than the equity funds identified below), a complete list of Fund portfolio holdings as of month-end is posted approximately, but no earlier than, 15 calendar days after such month-end.

•	For Funds that are subadvised by Marsico Capital, Columbia Small Cap Growth Fund I and Columbia Variable Portfolio – Small Company Growth Fund, a complete list of Fund portfolio holdings as of month-end is posted approximately, but no earlier than, 30 calendar days after such month-end.

•	For fixed-income Funds, a complete list of Fund portfolio holdings as of calendar quarter-end is posted approximately, but no earlier than, 30 calendar days after such quarter-end.

•	For money market Funds, a complete list of Fund portfolio holdings as of month-end is posted no later than five business days after such month-end. Such month-end holdings are continuously available on the website for at least six months, together with a link to an SEC webpage where a user of the website may obtain access to the Fund’s most recent 12 months of publicly available filings on Form N-MFP. Money market Fund portfolio holdings information posted on the website, at minimum, includes with respect to each holding, the name of the issuer, the category of investment (e.g., Treasury debt, government agency debt, asset backed commercial paper, structured investment vehicle note), the CUSIP number (if any), the principal amount, the maturity date (as determined under Rule 2a-7 for purposes of calculating weighted average maturity), the final maturity date (if different from the maturity date previously described), coupon or yield and the amortized cost value. The money market Funds will also disclose on the website the overall weighted average maturity and weighted average life maturity of a holding.

Portfolio holdings of Funds owned solely by affiliates of the Investment Manager are not disclosed on the website. A complete schedule of each Fund’s portfolio holdings is available semi-annually and annually in shareholder reports filed on Form N-CSR and, after the first and third fiscal quarters, in regulatory filings on Form N-Q. These shareholder reports and regulatory filings are filed with the SEC in accordance with federal securities laws. Shareholders may obtain each Columbia Fund’s Form N-CSR and N-Q filings on the SEC’s website at www.sec.gov. In addition, each Columbia Fund’s Form N-CSR and N-Q filings may be reviewed and copied at the SEC’s public reference room in Washington, D.C. You may call the SEC at 202.551.8090 for information about the SEC’s website or the operation of the public reference room.

In addition, the Investment Manager makes publicly available information regarding certain Fund’s largest five to fifteen holdings, as a percentage of the market value of the Funds’ portfolios as of a month-end. This holdings information is made publicly available through the website columbiamanagement.com, approximately 15 calendar days following the month-end. The scope of the information that is made available on the Funds’ websites pursuant to the Funds’ policies may change from time to time without prior notice.

Other Disclosures

The Funds’ policies and procedures provide that no disclosures of the Funds’ portfolio holdings may be made prior to the portfolio holdings information being made available to the general public unless (i) the Funds have a legitimate business purpose for making such disclosure, (ii) the Funds or their authorized agents authorize such non-public disclosure of information, and (iii) the party receiving the non-public information enters into an appropriate confidentiality agreement or is otherwise subject to a confidentiality obligation.

In determining the existence of a legitimate business purpose for making portfolio disclosures, the following factors, among others, are considered: (i) any prior disclosure must be consistent with the anti-fraud provisions of the federal securities laws and the fiduciary duties of the Investment Manager; (ii) any conflicts of interest between the interests of Fund shareholders, on the one hand, and those of the Investment Manager, the Funds’ Distributor or any affiliated person of a Fund, the

Investment Manager or Distributor on the other; and (iii) any prior disclosure to a third party, although subject to a confidentiality agreement, would not make conduct lawful that is otherwise unlawful.

Statement of Additional Information – December 1, 2013	Page 160

In addition, the Funds periodically disclose their portfolio information on a confidential basis to various service providers that require such information to assist the Funds with their day-to-day business affairs. These service providers include each Fund’s sub-adviser(s) (if any) and vendors or other entities each subadviser may also hire to perform services for the funds, affiliates of the Investment Manager, the Funds’ custodian, subcustodians, the Funds’ independent registered public accounting firm, legal counsel, operational system vendors, financial printers, proxy solicitor and proxy voting service provider, as well as ratings agencies that maintain ratings on certain Funds. These service providers are required to keep such information confidential, and are prohibited from trading based on the information or otherwise using the information except as necessary in providing services to the Funds. The Funds also may disclose portfolio holdings information to broker/dealers and certain other entities in connection with potential transactions and management of the Funds, provided that reasonable precautions, including limitations on the scope of the portfolio holdings information disclosed, are taken to avoid any potential misuse of the disclosed information.

The Funds also disclose portfolio holdings information as required by federal, state or international securities laws, and may disclose portfolio holdings information in response to requests by governmental authorities, or in connection with litigation or potential litigation, a restructuring of a holding, where such disclosure is necessary to participate or explore participation in a restructuring of the holding (e.g., as part of a bondholder group), or to the issuer of a holding, pursuant to a request of the issuer or any other party who is duly authorized by the issuer.

The Board has adopted policies to ensure that the Fund’s portfolio holdings information is only disclosed in accordance with these policies. Before any selective disclosure of portfolio holdings information is permitted, the person seeking to disclose such holdings information must submit a written request to the Portfolio Holdings Committee (“PHC”). The PHC is comprised of members from the Investment Manager’s legal department, compliance department, and the Funds’ President. The PHC is authorized by the Board to perform an initial review of requests for disclosure of holdings information to evaluate whether there is a legitimate business purpose for selective disclosure, whether selective disclosure is in the best interests of a Fund and its shareholders, to consider any potential conflicts of interest between the Fund, the Investment Manager, and its affiliates, and to safeguard against improper use of holdings information. Factors considered in this analysis are whether the recipient has agreed to or has a duty to keep the holdings information confidential and whether risks have been mitigated such that the recipient has agreed or has a duty to use the holdings information only as necessary to effectuate the purpose for which selective disclosure may be authorized, including a duty not to trade on such information. Before portfolio holdings may be selectively disclosed, requests approved by the PHC must also be authorized by the Funds’ President, Chief Compliance Officer or General Counsel/Chief Legal Officer or their respective designees. On at least an annual basis, the PHC reviews the approved recipients of selective disclosure and may require a resubmission of the request, in order to re-authorize certain ongoing arrangements. These procedures are intended to be reasonably designed to protect the confidentiality of Fund holdings information and to prohibit their release to individual investors, institutional investors, intermediaries that distribute the Fund’s shares, and other parties, until such holdings information is made public or unless such persons have been authorized to receive such holdings information on a selective basis, as set forth above.

Ongoing Portfolio Holdings Disclosure Arrangements:

The Funds currently have ongoing arrangements with certain approved recipients with respect to the disclosure of portfolio holdings information prior to such information being made public. Portfolio holdings information disclosed to such recipients is current as of the time of its disclosure, is disclosed to each recipient solely for purposes consistent with the services described below and has been authorized in accordance with the policy. No compensation or consideration is received in exchange for this information. In addition to the daily information provided to a Fund’s custodians, subcustodians, Administrator, Investment Manager and subadvisers, the following disclosure arrangements are in place:

Identity of Recipient	Conditions/restrictions on use of information	Frequency of Disclosure
Entities contracted by the Fund Family:
Barclays Capital	Used for analytics including risk and attribution assessment.	Daily
Bloomberg	Used for portfolio analytics and independent research.	Daily or Monthly
Capital Markets Services	Used for intraday post-trade information when equity exposures (either via futures or options trades) are modified beyond certain limits for Columbia Variable Portfolio – Managed Volatility Fund.	As Needed
Cenveo, Inc.	Used for printing of prospectuses, factsheets, annual and semi-annual reports.	As Needed
Citigroup	Used in resolving technical difficulties with an analytic software program.	Daily
Cogent Consulting LLC	Used to facilitate the evaluation of commission rates and to provide flexible commission reporting.	Daily
FactSet Research Systems, Inc.	Used for provision of quantitative analytics, charting and fundamental data.	Daily
Institutional Shareholder Services Inc. (“ISS”)	Used for proxy voting administration and research on proxy matters.	Daily
Investment Technology Group	Used to evaluate and assess trading activity, execution and practices.	Quarterly
Kynex	Used to provide portfolio attribution reports for the Columbia Convertible Securities Fund.	Daily

Statement of Additional Information – December 1, 2013	Page 161

Identity of Recipient	Conditions/restrictions on use of information	Frequency of Disclosure
Linedata Services, Inc.	Used to assist in resolving technical difficulties with LongView trade order management system software.	As Needed
Lipper / Thomson Reuters	Used to assure accuracy of Lipper Fact Sheets.	Monthly
Malaspina Communications	Used to facilitate writing management’s discussion of fund performance for shareholder reports and periodic marketing communications.	Quarterly
Merrill Corporation	Used to provide Edgar filing and typesetting services, as well as printing of prospectuses, factsheets, annual and semi-annual reports.	As Needed
MoneyMate	Used to report returns and analytics to client facing materials.	Monthly
Morningstar	Used for independent research and ranking of funds, and to fulfill role as investment consultant for fund of funds product.	Monthly or As Needed
R.R. Donnelley & Sons Company	Used to provide Edgar filing and typesetting services, and printing of prospectuses, factsheets, annual and semi-annual reports.	As Needed
Reflections	Used for printing of prospectuses, factsheets, annual and semi-annual reports.	As Needed
Threadneedle Investments	Used by portfolio managers and research analysts in supporting certain management strategies, and by shared support partners (legal, operations, compliance, risk, etc.) to provide Fund maintenance and development.	As Needed

Entities contracted by fund subadvisers:
Advent	Used by certain subadvisers for research management and portfolio accounting.	Daily or As Needed
Barra	Used by certain subadvisers for portfolio analysis.	Daily
Bloomberg	Used by certain subadvisers for portfolio analysis, analytical information and research reports.	Daily
Capital Markets Services	Used for intraday post-trade information when equity exposures (either via futures or options trades) are modified beyond certain limits for Columbia Variable Portfolio – Managed Volatility Funds.	As Needed
FactSet Research Systems, Inc.	Used by certain subadvisers for analytical and statistical information.	Daily
Investment Technology Group	Used by certain subadvisers for trade execution and compliance purposes.	Daily and As Needed
JPMorgan Chase Bank NA	Used by certain subadvisers for back office and shadow accounting functions.	Daily
RiskMetrics	Used by certain subadvisers for portfolio analysis.	Daily
Thomson Reuters	Used by certain subadvisers for portfolio analysis.	Daily
Wilshire Associates	Used by certain subadvisers for portfolio analysis.	Daily

Additional Shareholder Servicing Payments

The Funds, along with the Transfer Agent, the Distributor and the Investment Manager, may pay significant amounts to Selling Agents, including other Ameriprise Financial affiliates, for providing the types of services that would typically be provided directly by a mutual fund’s transfer agent. The level of payments made to Selling Agents may vary. A number of factors may be considered in determining payments to a Selling Agent, including, without limitation, the nature of the services provided to shareholders or retirement plan participants that invest in the Funds through retirement plans. These services may include sub-accounting, sub-transfer agency or similar recordkeeping services, shareholder or participant reporting, shareholder or participant transaction processing, and/or the provision of call center support (additional shareholder services). These payments for shareholder servicing support vary by Selling Agent but generally are not expected, with certain limited exceptions, to exceed 0.40% of the average aggregate value of each Fund’s shares on an annual basis.

The Board has authorized each Fund to pay up to 0.20% of the average aggregate value of each Fund’s shares. Such payments will be made by a Fund to the Transfer Agent who will in turn make payments to the Selling Agent for the provision of such additional shareholder services. The Funds’ Transfer Agent, Distributor or their affiliates will pay, from its or their own resources, amounts in excess of the amount paid by the Funds to Selling Agents in connection with the provision of these additional shareholder services and other services.

The Funds also may make additional payments to Selling Agents that charge networking fees for certain services provided in connection with the maintenance of shareholder accounts through the NSCC.

In addition, the Distributor and other Ameriprise Financial affiliates may make lump sum payments to selected Selling Agents receiving shareholder servicing payments in reimbursement of printing costs for literature for participants, account maintenance fees or fees for establishment of the Funds on the Selling Agent’s system or other similar services.

As of April 2013, the Distributor and/or other Ameriprise Financial affiliates had agreed to make shareholder servicing payments with respect to the Funds to the Selling Agents or their affiliates shown on the following page.

Statement of Additional Information – December 1, 2013	Page 162

Recipients of Shareholder Servicing Payments with Respect to the Funds from the Distributor and/or other Ameriprise Financial Affiliates

•	ADP Broker-Dealer, Inc.

•	American Century Investment Management, Inc.

•	American United Life Insurance Co.

•	Ameriprise Financial Services, Inc.*

•	Ascensus, Inc.

•	AXA Advisors

•	AXA Equitable Life Insurance

•	Bank of America, N.A.

•	Benefit Plan Administrators

•	Benefit Trust

•	Charles Schwab & Co., Inc.

•	Charles Schwab Trust Co.

•	Clearview Correspondent Services/BB&T Securities

•	Davenport & Company City National Bank

•	CPI Qualified Plan Consultants, Inc.

•	Daily Access Concepts, Inc.

•	Digital Retirement Solutions

•	Edward D. Jones & Co., LP

•	ExpertPlan

•	Fidelity Brokerage Services, Inc.

•	Fidelity Investments Institutional Operations Co.

•	Guardian Life and Annuity Company Inc.

•	Genworth Life and Annuity Insurance Company

•	GWFS Equities, Inc.

•	Hartford Life Insurance Company

•	Hartford Securities Distribution

•	HD Vest

•	Hewitt Associates LLC

•	ICMA Retirement Corporation

•	ING Life Insurance and Annuity Company

•	ING Institutional Plan Services, LLP

•	Janney Montgomery Scott, Inc.

•	JJB Hilliard Lyons

•	John Hancock Life Insurance Company (USA)

•	John Hancock Life Insurance Company of New York

•	JP Morgan Retirement Plan Services LLC

•	Lincoln National Life Insurance Company
•	Lincoln Retirement Services

•	LPL Financial Corporation

•	Marshall & Illsley Trust Company

•	Massachusetts Mutual Life Insurance Company

•	Mercer HR Services, LLC

•	Merrill Lynch, Pierce, Fenner & Smith Incorporated

•	Mid Atlantic Capital Corporation

•	Minnesota Life Insurance Co.

•	Morgan Stanley Smith Barney

•	Morgan Keegan & Company

•	MSCS Financial Services Division of Broadridge Business Process Outsourcing LLC

•	National Financial Services

•	Nationwide Investment Services

•	Newport Retirement Services, Inc.

•	New York State Deferred Compensation Plan

•	NYLife Distributors LLC

•	Oppenheimer

•	Plan Administrators, Inc.

•	PNC Bank

•	Principal Life Insurance Company of America

•	Prudential Insurance Company of America

•	Prudential Retirement Insurance & Annuity Company

•	Pershing LLC

•	Raymond James & Associates

•	RBC Capital Markets

•	Reliance Trust

•	Robert W. Baird & Co., Inc.

•	Standard Insurance Company

•	Stifel Nicolaus & Co.

•	TD Ameritrade Clearing, Inc.

•	TD Ameritrade Trust Company

•	The Retirement Plan Company

•	Teachers Insurance and Annuity Association of America

•	Transamerica Advisors Life Insurance Company

•	Transamerica Life Insurance Company

•	T. Rowe Price Group, Inc.

Statement of Additional Information – December 1, 2013	Page 163

•	UBS Financial Services, Inc.

•	Unified Trust Company, N.A.

•	Upromise Investments, Inc.

•	USAA Investment Management Co

•	Vanguard Group, Inc.

•	VALIC Retirement Services Company

•	Wells Fargo Advisors
•	Wells Fargo Bank, N.A.

•	Wells Fargo Funds Management, LLC

•	Wilmington Trust Company

•	Wilmington Trust Retirement & Institutional Services Company

•	Xerox HR Solutions

*	Ameriprise Financial affiliate

The Distributor and/or other Ameriprise Financial affiliates may enter into similar arrangements with other Selling Agents from time to time. Therefore, the preceding list is subject to change at any time without notice.

Additional Selling Agent Payments

Selling Agents may receive different commissions, sales charge reallowances and other payments with respect to sales of different classes of shares of the Funds. These other payments may include servicing payments to retirement plan administrators and other institutions at rates up to those described above under Brokerage Allocation and Other Practices – Additional Shareholder Servicing Payments.

The Distributor and other Ameriprise Financial affiliates may pay additional compensation to selected Selling Agents, including other Ameriprise Financial affiliates, under the categories described below. These categories are not mutually exclusive, and a single Selling Agent may receive payments under all categories. A Selling Agent also may receive payments described above in Brokerage Allocation and Other Practices – Additional Shareholder Servicing Payments. These payments may create an incentive for a Selling Agent or its representatives to recommend or offer shares of a Fund to its customers. The amount of payments made to Selling Agents may vary. In determining the amount of payments to be made, the Distributor and other Ameriprise Financial affiliates may consider a number of factors, including, without limitation, asset mix and length of relationship with the Selling Agent, the size of the customer/shareholder base of the Selling Agent, the manner in which customers of the Selling Agent make investments in the Funds, the nature and scope of marketing support or services provided by the Selling Agent (as described more fully below) and the costs incurred by the Selling Agent in connection with maintaining the infrastructure necessary or desirable to support investments in the Funds.

These additional payments by the Distributor and other Ameriprise Financial affiliates are made pursuant to agreements between the Distributor and other Ameriprise Financial affiliates and Selling Agents, and do not change the price paid by investors for the purchase of a share, the amount a Fund will receive as proceeds from such sales or the distribution fees and expenses paid by the Fund as shown under the heading Fees and Expenses of the Fund in the Fund’s prospectuses.

Marketing/Sales Support Payments

The Distributor, the Investment Manager and their affiliates may make payments, from their own resources, to certain Selling Agents, including other Ameriprise Financial affiliates, for marketing/sales support services relating to the Columbia Funds, including, but not limited to, business planning assistance, educating financial intermediary personnel about the Funds and shareholder financial planning needs, placement on the financial intermediary’s preferred or recommended fund list or otherwise identifying the Funds as being part of a complex to be accorded a higher degree of marketing support than complexes not making such payments, access to sales meetings, sales representatives and management representatives of the financial intermediary, client servicing and systems infrastructure support. These payments are generally based upon one or more of the following factors: average net assets of the Columbia Funds distributed by the Distributor attributable to that Selling Agent, gross sales of the Columbia Funds distributed by the Distributor attributable to that Selling Agent, reimbursement of ticket charges (fees that a Selling Agent firm charges its representatives for effecting transactions in Fund shares) or a negotiated lump sum payment.

While the financial arrangements may vary for each Selling Agent, the marketing support payments to each Selling Agent generally are expected to be between 0.05% and 0.50% on an annual basis for payments based on average net assets of the Columbia Funds attributable to the Selling Agent, and between 0.05% and 0.25% on an annual basis for firms receiving a payment based on gross sales of the Columbia Funds attributable to the Selling Agent. The Distributor and other Ameriprise Financial affiliates may make payments in materially larger amounts or on a basis materially different from those described above when dealing with certain Selling Agents. Such increased payments may enable the Selling Agents to offset credits that they may provide to their customers.

Statement of Additional Information – December 1, 2013	Page 164

As of April 2013, the Distributor, the Investment Manager or their affiliates had agreed to make marketing support payments with respect to the Funds to the Selling Agents or their affiliates shown below.

Recipients of Marketing Support Payments with Respect to the Funds from the Distributor and/or other Ameriprise Financial Affiliates

•	AIG Advisor Group

•	Ameriprise Financial Services, Inc.*

•	AXA Advisors, LLC

•	Citigroup Global Markets Inc./Citibank

•	Commonwealth Financial Network

•	Investacorp

•	J.J.B. Hilliard, W.L. Lyons, Inc.

•	J.P. Morgan Chase Clearing Corp.

•	Lincoln Financial Advisors Corp.

•	Linsco/Private Ledger Corp.

•	Merrill Lynch, Pierce, Fenner & Smith Incorporated
•	Morgan Stanley Smith Barney

•	Oppenheimer & Co., Inc.

•	Raymond James & Associates, Inc.

•	Raymond James Financial Services, Inc.

•	RBC Capital Markets

•	Securities America, Inc.

•	Triad Advisors

•	UBS Financial Services Inc.

•	U.S. Trust/Bank of America

•	Wells Fargo Advisors

•	Vanguard Marketing Corp

*	Ameriprise Financial affiliate

The Distributor, the Investment Manager and their affiliates may enter into similar arrangements with other Selling Agents from time to time. Therefore, the preceding list is subject to change at any time without notice.

Other Payments

From time to time, the Distributor, from its own resources, may provide additional compensation to certain Selling Agents that sell or arrange for the sale of shares of the Funds to the extent not prohibited by laws or the rules of any self-regulatory agency, such as the Financial Industry Regulatory Authority (FINRA). Such compensation provided by the Distributor may include financial assistance to Selling Agents that enable the Distributor to participate in and/or present at Selling Agent-sponsored conferences or seminars, sales or training programs for invited registered representatives and other Selling Agent employees, financial intermediary entertainment and other sponsored events, and travel expenses, including lodging incurred by registered representatives and other employees in connection with prospecting, retention and due diligence trips. The Distributor makes payments for entertainment events it deems appropriate, subject to the Distributor’s internal guidelines and applicable law. These payments may vary depending upon the nature of the event. Your Selling Agent may charge you fees or commissions in addition to those disclosed in this SAI. You should consult with your financial intermediary and review carefully any disclosure your Selling Agent provides regarding its services and compensation. Depending on the financial arrangement in place at any particular time, a Selling Agent and its financial consultants may have a financial incentive for recommending a particular fund or a particular share class over other funds or share classes. See Investment Management and Other Services – Other Roles and Relationships of Ameriprise Financial and its Affiliates – Certain Conflicts of Interest for more information.

Statement of Additional Information – December 1, 2013	Page 165

CAPITAL STOCK AND OTHER SECURITIES

Description of the Trusts’ Shares

The Trusts may issue an unlimited number of full and fractional shares of beneficial interest of each Fund, without par value, and to divide or combine the shares of any series into a greater or lesser number of shares of that Fund without thereby changing the proportionate beneficial interests in that Fund and to divide such shares into classes. Most of the Funds are authorized to issue multiple classes of shares. Such classes are designated as Class A, Class B, Class C, Class I, Class K, Class R, Class R4, Class R5, Class T, Class W, Class Y and Class Z. Each share of a class of a Fund represents an equal proportional interest in that Fund with each other share in the same class and is entitled to such distributions out of the income earned on the assets belonging to that Fund as are declared in the discretion of the Board. However, different share classes of a Fund pay different distribution amounts because each share class has different expenses. Each time a distribution is made, the net asset value per share of the share class is reduced by the amount of the distribution.

Subject to certain limited exceptions discussed in each Fund’s prospectuses and in this SAI, a Fund may no longer be accepting new investments from current shareholders or prospective investors in general or with respect to one or more classes of shares. The Funds, however, may at any time and without notice, accept new investments in general or with respect to one or more previously closed classes of shares.

Restrictions on Holding or Disposing of Shares

There are no restrictions on the right of shareholders to retain or dispose of the Funds’ shares, other than the possible future termination of the Funds or the relevant class. The Funds may be terminated by reorganization into another mutual fund or by liquidation and distribution of their assets. Unless terminated by reorganization or liquidation, the Funds and classes will continue indefinitely.

Shareholder Liability

CFST. CFST is organized under Delaware law, which provides that shareholders of a statutory trust are entitled to the same limitations of personal liability as shareholders of a corporation organized under Delaware law. Effectively, this means that a shareholder of the series of CFST will not be personally liable for payment of the Funds’ debts except by reason of his or her own conduct or acts. In addition, a shareholder could incur a financial loss on account of the Funds’ obligation only if the Funds had no remaining assets with which to meet such obligation. We believe that the possibility of such a situation arising is extremely remote.

CFSTII. CFSTII is organized as a business trust under Massachusetts law. Under Massachusetts law, shareholders of a Massachusetts business trust may, under certain circumstances, be held personally liable as partners for its obligation. However, the Declaration of Trust that establishes a trust, a copy of which, together with all amendments thereto (the “Declaration of Trust”), is on file with the office of the Secretary of the Commonwealth of Massachusetts, contains an express disclaimer of shareholder liability for acts or obligations of CFSTII, or of any series in the Trust. The Declaration of Trust provides that, if any shareholder (or former shareholder) of a series of CFSTII is charged or held to be personally liable for any obligation or liability of the Trust, or of any series of the Trust, solely by reason of being or having been a shareholder and not because of such shareholder’s acts or omissions or for some other reason, CFSTII (upon request of the shareholder) shall assume the defense against such charge and satisfy any judgment thereon, and the shareholder or former shareholder (or the heirs, executors, administrators or other legal representatives thereof, or in the case of a corporation or other entity, its corporate or other general successor) shall be entitled (but solely out of the assets of the Fund of which such shareholder or former shareholder is or was the holder of shares) to be held harmless from and indemnified against all loss and expense arising from such liability.

The Declaration of Trust also provides that CFSTII may maintain appropriate insurance (for example, fidelity bond and errors and omissions insurance) for the protection of the Trust, its shareholders, Trustees, officers, employees and agents covering possible tort and other liabilities. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance existed and the Trust itself was unable to meet its obligations.

The Declaration of Trust further provides that obligations of CFSTII are not binding upon the Trustees individually, but only upon the assets and property of the Trust, and that the Trustees will not be liable for any action or failure to act, errors of judgment, or mistakes of fact or law, but nothing in the Declaration of Trust or other agreement with a Trustee protects a Trustee against any liability to which he or she would otherwise be subject by reason of his or her willful bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office. By becoming a shareholder of the Fund, each shareholder shall be expressly held to have assented to and agreed to be bound by the provisions of the Declaration of Trust.

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Dividend Rights

The shareholders of a Fund are entitled to receive any dividends or other distributions declared for the Fund. No shares have priority or preference over any other shares of the Funds with respect to distributions. Distributions will be made from the assets of the Funds, and will be paid pro rata to all shareholders of each Fund (or class) according to the number of shares of each Fund (or class) held by shareholders on the record date. The amount of income dividends per share may vary between separate share classes of the Funds based upon differences in the way that expenses are allocated between share classes pursuant to a multiple class plan.

Voting Rights and Shareholder Meetings

Shareholders have the power to vote only as expressly granted under the 1940 Act or under Delaware statutory trust law (in the case of CFST) or Massachusetts business trust law (in the case of CFSTII). Each whole share (or fractional share) outstanding on the record date established in accordance with the Declaration of Trust shall be entitled to a number of votes on any matter on which it is entitled to vote equal to the net asset value of the share (or fractional share) in U.S. dollars determined at the close of business on the record date (for example, a share having a net asset value of $10.50 would be entitled to 10.5 votes).

Shareholders have no independent right to vote on any matter, including the creation, operation, dissolution or termination of the Trusts. Shareholders have the right to vote on other matters only as the Board authorizes. Currently, the 1940 Act requires that shareholders have the right to vote, under certain circumstances, to: (i) elect Trustees; (ii) approve investment advisory agreements; (iii) approve a change in subclassification of a Fund; (iv) approve any change in fundamental investment policies; (v) approve a distribution plan under Rule 12b-1 under the 1940 Act; and (vi) to terminate the independent accountant. With respect to matters that affect one class but not another, shareholders vote as a class; for example, the approval of a distribution plan applicable to that class. Subject to the foregoing, all shares of each Trust have equal voting rights and will be voted in the aggregate, and not by Fund, except where voting by Fund is required by law or where the matter involved only affects one Fund. For example, a change in a Fund’s fundamental investment policy affects only one Fund and would be voted upon only by shareholders of the Fund involved. Additionally, approval of an investment advisory agreement or investment subadvisory agreement, since it only affects one Fund, is a matter to be determined separately by each Fund. Approval by the shareholders of one Fund is effective as to that Fund whether or not sufficient votes are received from the shareholders of the other series to approve the proposal as to those Funds. Shareholders are entitled to one vote for each whole share held and a proportional fractional vote for each fractional vote held, on matters on which they are entitled to vote. Fund shareholders do not have cumulative voting rights. The Trusts are not required to hold, and have no present intention of holding, annual meetings of shareholders.

Liquidation Rights

In the event of the liquidation or dissolution of a Trust or the Funds, shareholders of the Funds are entitled to receive the assets attributable to the relevant class of shares of the Funds that are available for distribution and to a distribution of any general assets not attributable to a particular investment portfolio that are available for distribution in such manner and on such basis as the Board may determine.

Preemptive Rights

There are no preemptive rights associated with Fund shares.

Conversion Rights

Conversion features and exchange privileges are described in the Funds’ prospectuses and Appendix S to this SAI.

Redemptions

Each Fund’s dividend, distribution and redemption policies can be found in its prospectus. However, the Board may suspend the right of shareholders to sell shares when permitted or required to do so by law or compel sales of shares in certain cases.

Sinking Fund Provisions

The Trusts have no sinking fund provisions.

Calls or Assessment

All Fund shares are issued in uncertificated form only and when issued will be fully paid and non-assessable by each applicable Trust.

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PURCHASE, REDEMPTION AND PRICING OF SHARES

Purchase and Redemption

An investor may buy, sell and transfer shares in the Funds utilizing the methods, and subject to the restrictions, described in the Funds’ prospectuses. The following information and Appendix S to this SAI supplements information in the Funds’ prospectuses.

The Funds have authorized one or more broker-dealers to accept buy and sell orders on the Funds’ behalf. These broker-dealers are authorized to designate other intermediaries to accept buy and sell orders on the Funds’ behalf. The Funds will be deemed to have received a buy or sell order when an authorized broker-dealer, or, if applicable, a broker-dealer’s authorized designee, accepts the order. Customer orders will be priced at each Fund’s net asset value next computed after they are accepted by an authorized broker-dealer or the broker’s authorized designee.

Should a Fund stop selling shares, the Board may make a deduction from the value of the assets held by the Fund to cover the cost of future liquidations of the assets so as to distribute these costs fairly among all shareholders.

The Trusts also may make payment for sales in readily marketable securities or other property if it is appropriate to do so in light of the Trusts’ responsibilities under the 1940 Act.

Under the 1940 Act, the Funds may suspend the right of redemption or postpone the date of payment for shares during any period when (i) trading on the NYSE is restricted by applicable rules and regulations of the SEC; (ii) the NYSE is closed for other than customary weekend and holiday closings; (iii) the SEC has by order permitted such suspension; (iv) an emergency exists as determined by the SEC. (The Funds may also suspend or postpone the recordation of the transfer of their shares upon the occurrence of any of the foregoing conditions).

The Trusts have elected to be governed by Rule 18f-1 under the 1940 Act, as a result of which each Fund is obligated to redeem shares, subject to the exceptions listed above, with respect to any one shareholder during any 90-day period, solely in cash up to the lesser of $250,000 or 1% of the net asset value of each Fund at the beginning of the period. Although redemptions in excess of this limitation would normally be paid in cash, the Fund reserves the right to make these payments in whole or in part in securities or other assets in case of an emergency, or if the payment of a redemption in cash would be detrimental to the existing shareholders of the Fund as determined by the Board. In these circumstances, the securities distributed would be valued as set forth in this SAI. Should a Fund distribute securities, a shareholder may incur brokerage fees or other transaction costs in converting the securities to cash.

The timing and magnitude of cash inflows from investors buying Fund shares could prevent a Fund from always being fully invested. Conversely, the timing and magnitude of cash outflows to investors redeeming Fund shares could require large ready reserves of uninvested cash to meet shareholder redemptions. Either situation could adversely impact a Fund’s performance.

Potential Adverse Effects of Large Investors

Each Fund may from time to time sell to one or more investors, including other funds advised by the Investment Manager or third parties, a substantial amount of its shares, and may thereafter be required to satisfy redemption requests by such investors. Such sales and redemptions may be very substantial relative to the size of the Fund. While it is not possible to predict the overall effect of such sales and redemptions over time, such transactions may adversely affect the Fund’s performance to the extent that the Fund is required to invest cash received in connection with a sale or to sell portfolio securities to facilitate a redemption at, in either case, a time when the Fund otherwise would not invest or sell. Such transactions also may increase a Fund’s transaction costs, which would detract from Fund performance. If a Fund is forced to sell portfolio securities that have appreciated in value, such sales may accelerate the realization of taxable income.

Anti-Money Laundering Compliance

The Funds are required to comply with various anti-money laundering laws and regulations. Consequently, the Funds may request additional required information from you to verify your identity. Your application will be rejected if it does not contain your name, social security number, date of birth and permanent street address. If at any time the Funds believe a shareholder may be involved in suspicious activity or if certain account information matches information on government lists of suspicious persons, the Funds may choose not to establish a new account or may be required to “freeze” a shareholder’s account. The Funds also may be required to provide a governmental agency with information about transactions that have occurred in a shareholder’s account or to transfer monies received to establish a new account, transfer an existing account or transfer the proceeds of an existing account to a governmental agency. In some circumstances, the law may not permit the Funds to inform the shareholder that it has taken the actions described above.

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Pay-out Plans

You can use any of several pay-out plans to redeem your investment in regular installments. If you redeem shares, you may be subject to a contingent deferred sales charge as discussed in the prospectus. While the plans differ on how the pay-out is figured, they all are based on the redemption of your investment. Net investment income dividends and any capital gain distributions will automatically be reinvested, unless you elect to receive them in cash. If you redeem an IRA or a qualified retirement account, certain restrictions, federal tax penalties, and special federal income tax reporting requirements may apply. You should consult your tax advisor about this complex area of the tax law.

Applications for a systematic investment in a class of a Fund subject to a sales charge normally will not be accepted while a pay-out plan for any of those Funds is in effect. Occasional investments, however, may be accepted.

To start any of these plans, please consult your financial intermediary. Your authorization must be received at least five days before the date you want your payments to begin. Payments will be made on a monthly, bimonthly, quarterly, semiannual, or annual basis. Your choice is effective until you change or cancel it.

Offering Price

The share price of each Fund is based on each Fund’s net asset value per share, which is calculated separately for each class of shares as of the close of regular trading on the NYSE (which is usually 4:00 p.m. Eastern Time unless the NYSE closes earlier) on each day the Fund is open for business, unless the Board determines otherwise. The Funds do not value their shares on days that the NYSE is closed.

For Funds Other than Money Market Funds. The value of each Fund’s portfolio securities is determined in accordance with the Trusts’ valuation procedures, which are approved by the Board. Except as described below under “Fair Valuation of Portfolio Securities,” the Fund’s portfolio securities are typically valued using the following methodologies:

Equity Securities. Equity securities (including common stocks, preferred stocks, convertible securities, warrants and ETFs) listed on an exchange are valued at the closing price on their primary exchange (which, in the case of foreign securities, may be a foreign exchange) or, if a closing price is not readily available, at the mean of the closing bid and asked prices. Over-the-counter equity securities not listed on any national exchange but included in the NASDAQ National Market System are valued at the NASDAQ Official Closing Price or, if the official closing price is not readily available, at the mean between the closing bid and asked prices. Equity securities and ETFs that are not listed on any national exchange and are not included in the NASDAQ National Market System are valued at the primary exchange last sale price, or if the last sale price is not readily available, at the mean between the closing bid and asked prices. Shares of other open-end investment companies (other than ETFs) are valued at the latest net asset value reported by those companies.

Fixed Income Securities. Short-term debt securities purchased with remaining maturities of 60 days or less and long-term debt securities with remaining maturities of 60 days or less are valued at their amortized cost value. Amortized cost is an approximation of market value determined by systematically increasing the carrying value of a security if acquired at a discount, or reducing the carrying value if acquired at a premium, so that the carrying value is equal to maturity value on the maturity date. The value of short-term debt securities with remaining maturities in excess of 60 days is the market price, which may be obtained from a pricing service or, if a market price is not available from a pricing service, a bid quote from a broker or dealer. Short-term variable rate demand notes are typically valued at their par value. Other debt securities typically are valued using an evaluated bid provided by a pricing service. If pricing information is unavailable from a pricing service or the Investment Manager’s valuation committee believes such information is not reflective of market value, then a quote from a broker or dealer may be used. Newly issued debt securities may be valued at purchase price for up to two days following purchase.

Futures, Options and Other Derivatives. Futures and options on futures are valued based on the settle price at the close of regular trading on their principal exchange or, in the absence of transactions, they are valued at the mean of the closing bid and asked prices closest to the last reported sale price. Listed options are valued at the mean of the closing bid and asked prices. If market quotations are not readily available, futures and options are valued using quotations from brokers. Customized derivative products are valued at a price provided by a pricing service or, if such a price is unavailable, a broker quote or at a price derived from an internal valuation model.

Repurchase Agreements. Repurchase agreements are generally valued at a price equal to the amount of the cash invested in a repurchase agreement

Foreign Currencies. Foreign currencies and securities denominated in foreign currencies are valued in U.S. dollars utilizing spot exchange rates at the close of regular trading on the NYSE. Forward foreign currency contracts are valued in U.S. dollars utilizing the applicable forward currency exchange rate as of the close of regular trading on the NYSE.

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For Money Market Funds. In accordance with Rule 2a-7 under the 1940 Act, all of the securities in the portfolio of a money market Fund are valued at amortized cost. The amortized cost method of valuation is an approximation of market value determined by systematically increasing the carrying value of a security if acquired at a discount, or reducing the carrying value if acquired at a premium, so that the carrying value is equal to maturity value on the maturity date. Amortized cost does not take into consideration unrealized capital gains or losses.

The Board has established procedures designed to stabilize the Fund’s price per share for purposes of sales and redemptions at $1.00, to the extent that it is reasonably possible to do so. These procedures include review of the Fund’s securities by the Board, at intervals deemed appropriate by it, to determine whether the Fund’s net asset value per share computed by using available market quotations deviates from a share value of $1.00 as computed using the amortized cost method. Deviations are reported to the Board periodically and, if any such deviation exceeds 0.5%, the Board must determine what action, if any, needs to be taken. If the Board determines that a deviation exists that may result in a material dilution or other unfair results for shareholders or investors, the Board must cause the Fund to undertake such remedial action as it the Board deems appropriate to eliminate or reduce to the extent reasonably practicable such dilution or unfair results.

Such action may include withholding dividends, calculating net asset value per share for purposes of sales and redemptions using available market quotations, making redemptions in kind, and/or selling securities before maturity in order to realize capital gains or losses or to shorten average portfolio maturity.

While the amortized cost method provides certainty and consistency in portfolio valuation, it may result in valuations of securities that are either somewhat higher or lower than the prices at which the securities could be sold. This means that during times of declining interest rates the yield on the Fund’s shares may be higher than if valuations of securities were made based on actual market prices and estimates of market prices. Accordingly, if using the amortized cost method were to result in a lower portfolio value, a prospective investor in the Fund would be able to obtain a somewhat higher yield than the investor would receive if portfolio valuations were based on actual market values. Existing shareholders, on the other hand, would receive a somewhat lower yield than they would otherwise receive. The opposite would happen during a period of rising interest rates.

Fair Valuation of Portfolio Securities. Rather than using the methods described above, the Investment Manager’s valuation committee will, in accordance with valuation procedures approved by the Board, determine in good faith a security’s fair value in the event that (i) market quotations are not readily available, such as when trading is halted or securities are not actively traded; (ii) valuations obtained for a security are deemed, in the judgment of the valuation committee, not to be reflective of market value (prices deemed unreliable); or (iii) a significant event has been recognized in relation to a security or class of securities that is not reflected in quotations from other sources, such as when an event impacting a foreign security occurs after the closing of the security’s foreign exchange but before the closing of the NYSE. The fair value of a security is likely to be different from the quoted or published price and fair value determinations often require significant judgment.

In general, any relevant factors may be taken into account in determining fair value, including the following among others: the fundamental analytical data relating to the security; the value of other financial instruments, including derivative securities traded on other markets or among dealers; trading volumes on markets, exchanges or among dealers; values of baskets of securities on markets, exchanges or among dealers; changes in interest rates; observations from financial institutions; government actions or pronouncements; other news events; information as to any transactions or offers with respect to the security; price and extent of public trading in similar securities of the issuer or comparable companies; nature and expected duration of the event, if any, giving rise to the valuation issue; pricing history; the relative size of the position in the portfolio; internal models; and other relevant information.

With respect to securities traded on foreign markets, relevant factors may include, but not limited to the following: the value of foreign securities traded on other foreign markets; ADR and/or GDR trading; closed-end fund trading; foreign currency exchange activity and prices; and the trading of financial products that are tied to baskets of foreign securities, such as certain exchange-traded index funds. A systematic independent fair value pricing service assists in the fair valuation process for foreign securities in order to adjust for possible changes in value that may occur between the close of the foreign exchange and the time at which a Fund’s NAV is determined. Although the use of this service is intended to decrease opportunities for time zone arbitrage transactions, there can be no assurance that it will successfully decrease arbitrage opportunities.

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TAXATION

The following information supplements and should be read in conjunction with the section in the Funds’ prospectuses entitled Distributions and Taxes. The prospectuses generally describe the U.S. federal income tax treatment of distributions by the Funds. This section of the SAI provides additional information concerning U.S. federal income taxes. It is based on the Code, applicable Treasury Regulations, judicial authority, and administrative rulings and practice, all as in effect as of the date of this SAI and all of which are subject to change, including changes with retroactive effect. Except as specifically set forth below, the following discussion does not address any state, local or foreign tax matters.

A shareholder’s tax treatment may vary depending upon his or her particular situation. This discussion applies only to shareholders holding Fund shares as capital assets within the meaning of the Code. Except as otherwise noted, it may not apply to certain types of shareholders who may be subject to special rules, such as insurance companies, tax-exempt organizations, shareholders holding Fund shares through tax-advantaged accounts (such as 401(k) Plan Accounts or Individual Retirement Accounts), financial institutions, brokerdealers, entities that are not organized under the laws of the United States or a political subdivision thereof, persons who are neither citizens nor residents of the United States, shareholders holding Fund shares as part of a hedge, straddle, or conversion transaction, and shareholders who are subject to the U.S. federal alternative minimum tax.

The Trusts have not requested and will not request an advance ruling from the IRS as to the U.S. federal income tax matters described below. The IRS could adopt positions contrary to those discussed below and such positions could be sustained. In addition, the following discussion and the discussions in the prospectuses applicable to each shareholder address only some of the U.S. federal income tax considerations generally affecting investments in the Funds. Prospective shareholders are urged to consult with their own tax advisors and financial planners regarding the U.S. federal tax consequences of an investment in a Fund, the application of state, local, or foreign laws, and the effect of any possible changes in applicable tax laws on their investment in the Funds.

Qualification as a Regulated Investment Company

It is intended that each Fund qualify as a “regulated investment company” under Subchapter M of Subtitle A, Chapter 1 of the Code. Each Fund will be treated as a separate entity for U.S. federal income tax purposes. Thus, the provisions of the Code applicable to regulated investment companies generally will apply separately to each Fund, even though each Fund is a series of a Trust. Furthermore, each Fund will separately determine its income, gains, losses, and expenses for U.S. federal income tax purposes.

In order to qualify for the special tax treatment accorded regulated investment companies and their shareholders, each Fund must, among other things, derive at least 90% of its gross income each taxable year generally from (i) dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income attributable to its business of investing in such stock, securities or foreign currencies (including, but not limited to, gains from options, futures or forward contracts) and (ii) net income derived from an interest in a qualified publicly traded partnership, as defined below. In general, for purposes of this 90% gross income requirement, income derived from a partnership (other than a qualified publicly traded partnership) will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership which would be qualifying income if realized directly by the regulated investment company. However, 100% of the net income derived from an interest in a qualified publicly traded partnership (defined as a partnership (x) the interests in which are traded on an established securities market or readily tradable on a secondary market or the substantial equivalent thereof, and (y) that derives less than 90% of its gross income from the qualifying income described in clause (i) above) will be treated as qualifying income. In general, such entities will be treated as partnerships for federal income tax purposes because they meet the passive income requirement under Code section 7704(c)(2). Certain of a Fund’s investments in master limited partnerships (MLPs) and ETFs, if any, may qualify as interests in qualified publicly traded partnerships. In addition, although in general the passive loss rules do not apply to a regulated investment company, such rules do apply to a regulated investment company with respect to items attributable to an interest in a qualified publicly traded partnership.

Each Fund must also diversify its holdings so that, at the end of each quarter of the Fund’s taxable year: (i) at least 50% of the fair market value of its total assets consists of (A) cash and cash items (including receivables), U.S. government securities and securities of other regulated investment companies, and (B) other securities, limited in respect of any one issuer (other than those described in clause (A)) to the extent such securities do not exceed 5% of the value of the Fund’s total assets and are not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the Fund’s total assets consists of the securities of any one issuer (other than those described in clause (i)(A)), the securities (other than securities of other regulated investment companies) of two or more issuers the Fund controls and which are engaged in the same, similar, or related trades or businesses, or the securities of one or more qualified publicly traded

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partnerships. In addition, for purposes of meeting this diversification requirement, the term “outstanding voting securities of such issuer” includes the equity securities of a qualified publicly traded partnership and in the case of a Fund’s investments in loan participations, the Fund shall treat both the financial intermediary and the issuer of the underlying loan as an issuer. The qualifying income and diversification requirements described above may limit the extent to which a Fund can engage in certain derivative transactions, as well as the extent to which it can invest in MLPs.

In addition, each Fund generally must distribute to its shareholders at least 90% of its investment company taxable income for the taxable year, which generally includes its ordinary income and the excess of any net short-term capital gain over net long-term capital loss, and at least 90% of its net tax-exempt interest income (if any) for the taxable year.

If a Fund qualifies as a regulated investment company that is accorded special tax treatment, it generally will not be subject to U.S. federal income tax on any of the investment company taxable income and net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) it distributes to its shareholders. Each Fund generally intends to distribute at least annually substantially all of its investment company taxable income (computed without regard to the dividends-paid deduction) and its net capital gain. However, no assurance can be given that a Fund will not be subject to U.S. federal income taxation. Any investment company taxable income or net capital gain retained by a Fund will be subject to tax at regular corporate rates.

If a Fund retains any net capital gain, it will be subject to a tax at regular corporate rates on the amount retained, but may designate the retained amount as undistributed capital gains in a notice mailed within 60 days of the close of the Fund’s taxable year to its shareholders, who (i) will be required to include in income for U.S. federal income tax purposes, as long-term capital gain, their shares of such undistributed amount, and (ii) will be entitled to credit their proportionate shares of the tax paid by the Fund on such undistributed amount against their U.S. federal income tax liabilities, if any, and to claim refunds to the extent the credit exceeds such liabilities. For U.S. federal income tax purposes, the tax basis of shares owned by a shareholder of a Fund will be increased by an amount equal under current law to the difference between the amount of undistributed capital gains included in the shareholder’s gross income under clause (i) of the preceding sentence and the tax deemed paid by the shareholder under clause (ii) of the preceding sentence.

In determining its net capital gain, including in connection with determining the amount available to support a Capital Gain Dividend (as defined below), its taxable income, and its earnings and profits, a regulated investment company generally may elect to treat part or all of any post-October capital loss (defined as the greatest of net capital loss, net long-term capital loss, or net short-term capital loss, in each case attributable to the portion of the taxable year after October 31) or late-year ordinary loss (generally, (i) net ordinary loss from the sale, exchange or other taxable disposition of property, attributable to the portion of the taxable year after October 31, plus (ii) other net ordinary loss attributable to the portion of the taxable year after December 31) as if incurred in the succeeding taxable year.

In order to comply with the distribution requirements described above applicable to regulated investment companies, a Fund generally must make the distributions in the same taxable year that it realizes the income and gain, although in certain circumstances, a Fund may make the distributions in the following taxable year in respect of income and gains from the prior taxable year. Shareholders generally are taxed on any distributions from a Fund in the year they are actually distributed. If a Fund declares a distribution to shareholders of record in October, November or December of one calendar year and pays the distribution by January 31 of the following calendar year, however, the Fund and its shareholders will be treated as if the Fund paid the distribution by December 31 of the earlier year.

If the Fund were to fail to meet the income, diversification or distribution test described above, the Fund could in some cases cure such failure including by paying a fund-level tax or interest, making additional distributions, or disposing of certain assets. If the Fund were ineligible to or otherwise did not cure such failure for any year, or were otherwise to fail to qualify as a regulated investment company accorded special tax treatment under the Code, it would be taxed in the same manner as an ordinary corporation without any deduction for its distributions to shareholders. In this case, all distributions from the Fund’s current and accumulated earnings and profits (including any distributions of its net tax-exempt income and net long-term capital gains) to its shareholders would be taxable to shareholders as dividend income. In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying as a regulated investment company.

Excise Tax

If a Fund fails to distribute by December 31 of each calendar year at least the sum of 98% of its ordinary income for that year (excluding capital gains and losses) and 98.2% of its capital gain net income (adjusted for net ordinary losses) for the 1-year period ending on October 31 of that year (or November 30 or December 31 of that year if the Fund is permitted to elect and so elects), and any of its ordinary income and capital gain net income from previous years that were not distributed during such years, the Fund will be subject to a nondeductible 4% excise tax on the undistributed amounts. For these purposes,

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ordinary gains and losses from the sale, exchange, or other taxable disposition of property that would be properly taken into account after October 31 of a calendar year (or November 30 or December 31 if the Fund is permitted to elect and so elects) are generally treated as arising on January 1 of the following calendar year. For purposes of the excise tax, a Fund will be treated as having distributed any amount on which it has been subject to corporate income tax in the taxable year ending within the calendar year. Each Fund generally intends to actually distribute or be deemed to have distributed substantially all of its ordinary income and capital gain net income, if any, by the end of each calendar year and, thus, expects not to be subject to the excise tax. However, no assurance can be given that a Fund will not be subject to the excise tax. Moreover, each Fund reserves the right to pay an excise tax rather than make an additional distribution when circumstances warrant (for example, if the amount of excise tax to be paid is deemed de minimis by a Fund).

Capital Loss Carryforwards

Capital losses in excess of capital gains (“net capital losses”) are not permitted to be deducted against a Fund’s net investment income. Instead, potentially subject to certain limitations, a Fund is able to carry forward a net capital loss from any taxable year to offset its capital gains, if any, realized during a subsequent taxable year. If a Fund incurs or has incurred net capital losses in taxable years beginning after December 22, 2010 (“post-2010 losses”), those losses will be carried forward to one or more subsequent taxable years without expiration; any such carryforward losses will retain their character as short-term or long-term. If a Fund incurred net capital losses in a taxable year beginning on or before December 22, 2010 (“pre-2011 losses”), the Fund is permitted to carry such losses forward for eight taxable years; in the year to which they are carried forward, such losses are treated as short-term capital losses that first offset short-term capital gains, and then offset any long-term capital gains. The Fund must use any post 2010-losses, which will not expire, before it uses any pre-2011 losses. This increases the likelihood that pre-2011 losses will expire unused at the conclusion of the eight-year carryforward period. Capital gains that are offset by carried forward capital losses are not subject to fund-level U.S. federal income taxation, regardless of whether they are distributed to shareholders. Accordingly, the Funds do not expect to distribute any such capital gains. The Funds cannot carry back or carry forward any net operating losses.

Capital Loss Carryover

	Total Capital Loss Carryovers		Amount Expiring in
Fund		2014	2015	2016	2017	2018	2019	2020	2021	2022	Short-term*	Long-term*
For Funds with fiscal period ending January 31
Capital Allocation Aggressive Portfolio	$45,623,453	$0	$0	$0	$6,629,032	$28,221,611	$8,579,032	$0	$0	$0	$2,193,778	$0
Capital Allocation Conservative Portfolio	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0
Capital Allocation Moderate Aggressive Portfolio	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0
Capital Allocation Moderate Conservative Portfolio	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0
Capital Allocation Moderate Portfolio	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0
Income Builder Fund	$56,924,909	$0	$0	$0	$49,541,427	$6,670,083	$713,399	$0	$0	$0	$0	$0
LifeGoal Growth Portfolio	$83,072,939	$0	$0	$902,133	$32,644,275	$47,841,948	$1,684,583	$0	$0	$0	$0	$0
Masters International Equity Portfolio	$90,765,763	$0	$0	$0	$4,980,942	$25,984,153	$19,955,661	$0	$0	$0	$1,509,134	$38,335,873
For Funds with fiscal period ending February 28/29
Convertible Securities Fund	$46,078,769	$0	$0	$0	$6,555,090	$39,523,679	$0	$0	$0	$0	$0	$0
Equity Value Fund	$20,180,737	$0	$0	$0	$7,842,960	$12,337,777	$0	$0	$0	$0	$0	$0
International Value Fund	$425,500,027	$0	$0	$0	$0	$185,725,377	$68,376,538	$0	$0	$0	$0	$171,398,112
Large Cap Core Fund	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0
Large Cap Enhanced Core Fund	$106,916,233	$0	$0	$0	$0	$106,916,233	$0	$0	$0	$0	$0	$0
Large Cap Index Fund	$12,602,870	$0	$0	$0	$12,602,870	$0	$0	$0	$0	$0	$0	$0
Marsico 21st Century Fund	$1,889,764,507	$0	$0	$0	$362,781,815	$1,526,982,692	$0	$0	$0	$0	$0	$0
Marsico Focused Equities Fund	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0

Statement of Additional Information – December 1, 2013	Page 173

	Total Capital Loss Carryovers		Amount Expiring in
Fund		2014	2015	2016	2017	2018	2019	2020	2021	2022	Short-term*	Long-term*
Marsico Global Fund	$311,493	$0	$0	$0	$0	$311,493	$0	$0	$0	$0	$0	$0
Marsico Growth Fund	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0
Marsico International Opportunities Fund	$671,495,970	$0	$0	$0	$250,947,376	$420,548,594	$0	$0	$0	$0	$0	$0
Mid Cap Index Fund	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0
Mid Cap Value Fund	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0
Multi-Advisor International Equity Fund	$976,725,626	$0	$0	$0	$423,616,657	$553,108,969	$0	$0	$0	$0	$0	$0
Overseas Value Fund	$5,467,286	$0	$0	$0	$365,313	$2,028,503	$0	$0	$0	$0	$2,526,529	$546,941
Small Cap Index Fund	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0
Small Cap Value Fund II	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0
For Funds with fiscal period ending March 31
Short Term Bond Fund	$56,470,621	$20,644,757	$12,691,619	$4,489,585	$18,644,660	$0	$0	$0	$0	$0	$0	$0
For Funds with fiscal period ending April 30
CA Intermediate Municipal Bond Fund	$10,109	$0	$0	$0	$10,109	$0	$0	$0	$0	$0	$0	$0
GA Intermediate Municipal Bond Fund	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0
MD Intermediate Municipal Bond Fund	$2,595,533	$271,557	$0	$511	$2,323,465	$0	$0	$0	$0	$0	$0	$0
NC Intermediate Municipal Bond Fund	$2,649,648	$0	$0	$0	$2,649,648	$0	$0	$0	$0	$0	$0	$0
Recovery and Infrastructure Fund	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0
SC Intermediate Municipal Bond Fund	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0
Short Term Municipal Bond Fund	$6,507,649	$3,090,745	$1,181,270	$0	$0	$602,849	$0	$0	$0	$0	$0	$1,632,785
VA Intermediate Municipal Bond Fund	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0
For Funds with fiscal period ending May 31
Absolute Return Emerging Markets Macro Fund	$529,568	$0	$0	$0	$0	$0	$0	$0	$0	$0	$529,568	$0
Absolute Return Enhanced Multi-Strategy Fund	$659,404	$0	$0	$0	$0	$0	$0	$0	$0	$0	$659,404	$0
Absolute Return Multi-Strategy Fund	$7,479,686	$0	$0	$0	$0	$0	$0	$0	$0	$0	$3,348,950	$4,130,736
AP – Diversified Equity Income	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0
Commodity Strategy Fund	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0
Diversified Equity Income Fund	$406,853,709	$0	$0	$0	$0	$406,853,709	$0	$0	$0	$0	$0	$0
Dividend Opportunity Fund	$17,142,277	$0	$0	$0	$0	$17,142,277	$0	$0	$0	$0	$0	$0
Flexible Capital Income Fund	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0
High Yield Bond Fund	$203,886,710	$1,782,923	$378,711	$25,681,397	$120,911,432	$55,132,247	$0	$0	$0	$0	$0	$0
Mid Cap Value Opportunity Fund	$186,188,598	$0	$0	$0	$13,481,601	$172,706,997	$0	$0	$0	$0	$0	$0
Multi-Advisor Small Cap Value Fund	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0
Select Large-Cap Value Fund	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0
Select Smaller-Cap Value Fund	$66,509,863	$0	$0	$42,473,607	$24,036,256	$0	$0	$0	$0	$0	$0	$0
Seligman Communications and Information Fund	$67,098,861	$0	$0	$0	$0	$0	$0	$0	$0	$0	$27,509,925	$39,588,936

Statement of Additional Information – December 1, 2013	Page 174

	Total Capital Loss Carryovers		Amount Expiring in
Fund		2014	2015	2016	2017	2018	2019	2020	2021	2022	Short-term*	Long-term*
U.S. Government Mortgage Fund	$0	$0	$0	$0	$0	$0	$0	$0	$0		$0	$0
For Funds with fiscal period ending July 31
AMT-Free Tax-Exempt Bond Fund	$5,495,232	$0	$0	$0	$5,495,232	$0	$0	$0	$0	$0	$0	$0
Floating Rate Fund	$65,972,188	$0	$0	$1,479,959	$29,093,899	$35,398,330	$0	$0	$0	$0	$0	$0
Global Opportunities Fund	$272,116,093	$0	$0	$0	$0	$250,908,071	$21,208,022	$0	$0	$0	$0	$0
Income Opportunities Fund	$41,790,414	$0	$0	$0	$41,790,414	$0	$0	$0	$0	$0	$0	$0
Inflation Protected Securities Fund	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0
Large Core Quantitative Fund	$1,625,903,937	$0	$0	$0	$1,028,828,221	$581,756,731	$15,318,985	$0	$0	$0	$0	$0
Large Growth Quantitative Fund	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0
Large Value Quantitative Fund	$41,545,511	$0	$0	$0	$41,545,511	$0	$0	$0	$0	$0	$0	$0
Limited Duration Credit Fund	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0
MN Tax-Exempt Fund	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0
Money Market Fund	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0
For Funds with fiscal period ending August 31
Marsico Flexible Capital Fund	$0	$0	$0	$0	$0	$0	$0	$0	$0		$0	$0
For Funds with fiscal period ending October 31
Absolute Return Currency and Income Fund	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0
Asia Pacific ex-Japan Fund	$44,721,458	$0	$0	$0	$0	$0	$0	$0	$0	$0	$24,279,438	$20,442,020
Emerging Markets Bond Fund	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0
European Equity Fund	$26,922,729	$0	$0	$4,272,956	$18,724,480	$0	$0	$0	$0	$0	$3,925,293	$0
Global Bond Fund	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0
Global Equity Fund	$183,427,484	$0	$939,646	$39,197,208	$125,704,676	$1,645,663	$13,445,692	$0	$0	$0	$1,351,530	$1,143,069
Seligman Global Technology Fund	$14,381,441	$0	$0	$9,154,318	$5,227,123	$0	$0	$0	$0	$0	$0	$0

*	Not subject to expiration.

Equalization Accounting

Each Fund may use the so-called “equalization method” of accounting to allocate a portion of its “accumulated earnings and profits,” which generally equals a Fund’s undistributed net investment income and realized capital gains, with certain adjustments, to redemption proceeds. This method permits a Fund to achieve more balanced distributions for both continuing and redeeming shareholders. Although using this method generally will not affect a Fund’s total returns, it may reduce the amount of income and gains that the Fund would otherwise distribute to continuing shareholders by reducing the effect of redemptions of Fund shares on Fund distributions to shareholders. The IRS has not sanctioned the particular equalization method used by the Funds, and thus a Fund’s use of this method may be subject to IRS scrutiny.

Investment through Master Portfolios

Some Funds (currently International Value Fund) seek to continue to qualify as regulated investment companies by investing their assets through one or more Master Portfolios. (On December 16, 2013, the International Value Fund will become a stand-alone fund and cease being a Feeder Fund.) Each Master Portfolio will be treated as a non-publicly traded partnership for U.S. federal income tax purposes rather than as a regulated investment company or a corporation under the Code. Under the rules applicable to a non-publicly traded partnership, a proportionate share of any interest, dividends, gains and losses of a Master Portfolio will be deemed to have been realized by (i.e., “passed through” to) its investors, including the corresponding Fund, regardless of whether any amounts are actually distributed by the Master Portfolio. Each investor in a Master Portfolio will be treated as having realized such share, as determined in accordance with the governing instruments of the particular Master Portfolio, the Code and Treasury Regulations, in determining such investor’s U.S. federal income tax liability. Therefore, to the extent a Master Portfolio were to accrue but not distribute any income or gains, the corresponding Fund would be deemed to have realized its proportionate share of such income or gains without receipt of any corresponding

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distribution. However, each of the Master Portfolios will seek to minimize recognition by its investors (such as a corresponding Fund) of income and gains without a corresponding distribution. Furthermore, each Master Portfolio intends to manage its assets, income and distributions in such a way that an investor in a Master Portfolio will be able to continue to qualify as a regulated investment company by investing its assets through the Master Portfolio.

Taxation of Fund Investments

In general, realized gains or losses on the sale of securities held by a Fund will be treated as capital gains or losses, and long-term capital gains or losses if the Fund has held or is deemed to have held the securities for more than one year at the time of disposition.

If a Fund purchases a debt obligation with original issue discount (OID) (generally a debt obligation with an issue price less than its stated principal amount, such as a zero-coupon bond), the Fund may be required to annually include in its income a portion of the OID as ordinary income, even though the Fund will not receive cash payments for such discount until maturity or disposition of the obligation. Inflation-protected bonds generally can be expected to produce OID income as their principal amounts are adjusted upward for inflation. In general, gains recognized on the disposition of (or the receipt of any partial payment of principal on) a debt obligation (including a municipal obligation) purchased by a Fund at a market discount, generally at a price less than its principal amount, will be treated as ordinary income to the extent of the portion of market discount which accrued, but was not previously recognized pursuant to an available election, during the term that the Fund held the debt obligation. A Fund generally will be required to make distributions to shareholders representing the OID or market discount (if an election is made by the Fund to accrue market discount over the holding period of the applicable debt obligation) on debt securities that is currently includible in income, even though the cash representing such income may not have been received by the Fund. Cash to pay such distributions may be obtained from borrowing or from sales proceeds of securities held by a Fund which the Fund otherwise might have continued to hold; obtaining such cash might be disadvantageous for the Fund.

In addition, payment-in-kind securities similarly will give rise to income which is required to be distributed and is taxable even though a Fund receives no cash interest payment on the security during the year. A portion of the interest paid or accrued on certain high-yield discount obligations (such as high-yield corporate debt securities) may not (and interest paid on debt obligations owned by a Fund that are considered for tax purposes to be payable in the equity of the issuer or a related party will not) be deductible to the issuer, possibly affecting the cash flow of the issuer.

If a Fund invests in debt obligations that are in the lowest rating categories or are unrated, including debt obligations of issuers not currently paying interest or who are in default, special tax issues may exist for the Fund. Tax rules are not entirely clear about issues such as whether a Fund should recognize market discount on a debt obligation and, if so, the amount of market discount the Fund should recognize, when a Fund may cease to accrue interest, OID or market discount, when and to what extent deductions may be taken for bad debts or worthless securities and how payments received on obligations in default should be allocated between principal and income. These and other related issues will be addressed by a Fund when, as and if it invests in such securities, in order to seek to ensure that it distributes sufficient income to preserve its status as a regulated investment company and does not become subject to U.S. federal income or excise tax.

Very generally, where a Fund purchases a bond at a price that exceeds the redemption price at maturity – that is, at a premium – the premium is amortizable over the remaining term of the bond. In the case of a taxable bond, if a Fund makes an election applicable to all such bonds it purchases, which election is irrevocable without consent of the IRS, the Fund reduces the current taxable income from the bond by the amortized premium and reduces its tax basis in the bond by the amount of such offset; upon the disposition or maturity of such bonds acquired on or after January 4, 2013, a Fund is permitted to deduct any remaining premium allocable to a prior period. In the case of a tax-exempt bond, tax rules require a Fund to reduce its tax basis by the amount of amortized premium.

If an option granted by a Fund is sold, lapses or is otherwise terminated through a closing transaction, such as a repurchase by the Fund of the option from its holder, the Fund generally will realize a short-term capital gain or loss, depending on whether the premium income is greater or less than the amount paid by the Fund in the closing transaction. Some capital losses realized by a Fund in the sale, exchange, exercise or other disposition of an option may be deferred if they result from a position that is part of a “straddle,” discussed below. If securities are sold by a Fund pursuant to the exercise of a covered call option granted by it, the Fund generally will add the premium received to the sale price of the securities delivered in determining the amount of gain or loss on the sale. If securities are purchased by a Fund pursuant to the exercise of a put option written by it, the Fund generally will subtract the premium received from its cost basis in the securities purchased.

Some regulated futures contracts, foreign currency contracts, and non-equity, listed options that may be used by a Fund will be deemed “Section 1256 contracts.” A Fund will be required to “mark to market” any such contracts held at the end of the taxable year by treating them as if they had been sold on the last day of that year at market value. Sixty percent of any net gain or loss realized on all dispositions of Section 1256 contracts, including deemed dispositions under the “mark-to-market”

Statement of Additional Information – December 1, 2013	Page 176

rule, generally will be treated as long-term capital gain or loss, and the remaining 40% will be treated as short-term capital gain or loss, although certain foreign currency gains and losses from such contracts may be treated as entirely ordinary income or loss as described below. These provisions may require a Fund to recognize income or gains without a concurrent receipt of cash. Transactions that qualify as designated hedges are exempt from the mark-to-market rule and the “60%/40%” rule and may require the Fund to defer the recognition of losses on certain futures contracts, foreign currency contracts, and non-equity options.

Foreign exchange gains and losses realized by a Fund in connection with certain transactions involving foreign currency-denominated debt securities, certain options, futures contracts, forward contracts and similar instruments relating to foreign currencies, or payables or receivables denominated in a foreign currency are subject to Section 988 of the Code, which generally causes such gains and losses to be treated as ordinary income or loss and may affect the amount and timing of recognition of the Fund’s income. Under future Treasury Regulations, any such transactions that are not directly related to a Fund’s investments in stock or securities (or its options contracts or futures contracts with respect to stock or securities) may have to be limited in order to enable the Fund to satisfy the 90% qualifying income test described above. If the net foreign exchange loss exceeds a Fund’s net investment company taxable income (computed without regard to such loss) for a taxable year, the resulting ordinary loss for such year will not be available as a carryforward and thus cannot be deducted by the Fund or its shareholders in future years.

Offsetting positions held by a Fund involving certain derivative instruments, such as forward, futures and options contracts, may be considered, for U.S. federal income tax purposes, to constitute “straddles.” “Straddles” are defined to include “offsetting positions” in actively traded personal property. The tax treatment of “straddles” is governed by Section 1092 of the Code which, in certain circumstances, overrides or modifies the provisions of Section 1256. If a Fund is treated as entering into a “straddle” and at least one (but not all) of the Fund’s positions in derivative contracts comprising a part of such straddle is governed by Section 1256 of the Code, described above, then such straddle could be characterized as a “mixed straddle.” A Fund may make one or more elections with respect to “mixed straddles.” Depending upon which election is made, if any, the results with respect to a Fund may differ. Generally, to the extent the straddle rules apply to positions established by a Fund, losses realized by the Fund may be deferred to the extent of unrealized gain in any offsetting positions. Moreover, as a result of the straddle rules, short-term capital loss on straddle positions may be recharacterized as long-term capital loss, and long-term capital gain may be characterized as short-term capital gain. In addition, the existence of a straddle may affect the holding period of the offsetting positions. As a result, the straddle rules could cause distributions that would otherwise constitute “qualified dividend income” or qualify for the dividends-received deduction to fail to satisfy the applicable holding period requirements (as described below). Furthermore, the Fund may be required to capitalize, rather than deduct currently, any interest expense and carrying charges applicable to a position that is part of a straddle, including any interest on indebtedness incurred or continued to purchase or carry any positions that are part of a straddle. The application of the straddle rules to certain offsetting Fund positions can therefore affect the amount, timing, and character of distributions to shareholders, and may result in significant differences from the amount, timing and character of distributions that would have been made by the Fund if it had not entered into offsetting positions in respect of certain of its portfolio securities.

If a Fund enters into a “constructive sale” of any appreciated financial position in stock, a partnership interest, or certain debt instruments, the Fund will be treated as if it had sold and immediately repurchased the property and must recognize gain (but not loss) with respect to that position. A constructive sale of an appreciated financial position occurs when a Fund enters into certain offsetting transactions with respect to the same or substantially identical property, including, but not limited to: (i) a short sale; (ii) an offsetting notional principal contract; (iii) a futures or forward contract; or (iv) other transactions identified in future Treasury Regulations. The character of the gain from constructive sales will depend upon a Fund’s holding period in the appreciated financial position. Losses realized from a sale of a position that was previously the subject of a constructive sale will be recognized when the position is subsequently disposed of. The character of such losses will depend upon a Fund’s holding period in the position beginning with the date the constructive sale was deemed to have occurred and the application of various loss deferral provisions in the Code. Constructive sale treatment does not apply to certain closed transactions, including if such a transaction is closed on or before the 30th day after the close of the Fund’s taxable year and the Fund holds the appreciated financial position unhedged throughout the 60-day period beginning with the day such transaction was closed.

The amount of long-term capital gain a Fund may recognize from certain derivative transactions with respect to interests in certain pass-through entities is limited under the Code’s constructive ownership rules. The amount of long-term capital gain is limited to the amount of such gain the Fund would have had if the Fund directly invested in the pass-through entity during the term of the derivative contract. Any gain in excess of this amount is treated as ordinary income. An interest charge is imposed on the amount of gain that is treated as ordinary income.

If a Fund makes a distribution of income received by the Fund in lieu of dividends (a “substitute payment”) with respect to securities on loan pursuant to a securities lending transaction, such income will not constitute qualified dividend income to

Statement of Additional Information – December 1, 2013	Page 177

individual shareholders and will not be eligible for the dividends-received deduction for corporate shareholders. Similar consequences may apply to repurchase and other derivative transactions. Similarly, to the extent that a Fund makes distributions of income received by such Fund in lieu of tax-exempt interest with respect to securities on loan, such distributions will not constitute exempt-interest dividends (defined below) to shareholders.

In addition, a Fund’s transactions in securities and certain types of derivatives (e.g., options, futures contracts, forward contracts and swap agreements) may be subject to other special tax rules, such as the wash sale rules or the short-sale rules, the effect of which may be to accelerate income to the Fund, defer losses to the Fund, cause adjustments in the holding periods of the Fund’s securities, convert long-term capital gains into short-term capital gains, and/or convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to shareholders.

Certain of a Fund’s investments in derivative instruments and foreign currency-denominated instruments, as well as any of its foreign currency transactions and hedging activities, are likely to produce a difference between its book income and its taxable income. If a Fund’s book income exceeds the sum of its taxable income and net tax-exempt income (if any), the distribution (if any) of such excess generally will be treated as (i) a dividend to the extent of the Fund’s remaining earnings and profits (including earnings and profits arising from tax-exempt income), (ii) thereafter, as a return of capital to the extent of the recipient’s basis in its shares, and (iii) thereafter, as gain from the sale or exchange of a capital asset. If a Fund’s book income is less than the sum of its taxable income and net tax-exempt income (if any), the Fund could be required to make distributions exceeding book income to qualify as a regulated investment company that is accorded special tax treatment.

Rules governing the U.S. federal income tax aspects of derivatives, including swap agreements and certain commodity-linked investments, are in a developing stage and are not entirely clear in certain respects. Accordingly, while each Fund intends to account for such transactions in a manner it deems to be appropriate, an adverse determination or future guidance by the IRS with respect to these rules (which determination or guidance could be retroactive) may affect whether a Fund has made sufficient distributions, and otherwise satisfied the relevant requirements to maintain its qualification as a regulated investment company and avoid fund-level tax. Certain requirements that must be met under the Code in order for a Fund to qualify as a regulated investment company may limit the extent to which a Fund will be able to engage in certain derivatives transactions.

Certain of the Funds employ a multi-manager approach in which the Investment Manager and one or more investment subadvisers each provide day-to-day portfolio management for a portion (or “sleeve”) of the Fund’s assets. Due to this multi-manager approach, certain of these Funds’ investments may be more likely to be subject to one or more special tax rules (including, but not limited to, wash sale, constructive sale, short sale, and straddle rules) that may affect the timing, character and/or amount of a Fund’s distributions to shareholders.

Any investment by a Fund in equity securities of a REIT may result in the Fund’s receipt of cash in excess of the REIT’s earnings; if the Fund distributes these amounts, these distributions could constitute a return of capital to Fund shareholders for U.S. federal income tax purposes. Investments in equity securities of a REIT or another regulated investment company also may require a Fund to accrue and distribute income not yet received. To generate sufficient cash to make the requisite distributions, the Fund may be required to sell securities in its portfolio (including when it is not advantageous to do so) that it otherwise would have continued to hold. Dividends received by the Fund from a REIT generally will not constitute qualified dividend income and will not qualify for the dividends-received deduction.

A Fund may invest directly or indirectly in residual interests in REMICs or equity interests in taxable mortgage pools (TMPs). Under an IRS notice, and Treasury Regulations that have yet to be issued but may apply retroactively, a portion of a Fund’s income (including income allocated to the Fund from a REIT, a regulated investment company or other pass-through entity) that is attributable to a residual interest in a REMIC or an equity interest in a TMP (referred to in the Code as an “excess inclusion”) will be subject to U.S. federal income tax in all events. This notice also provides, and the regulations are expected to provide, that excess inclusion income of a regulated investment company, such as a Fund, will be allocated to shareholders of the regulated investment company in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related interest directly. As a result, the Fund may not be a suitable investment for certain tax-exempt shareholders, as noted under Tax-Exempt Shareholders below.

In general, excess inclusion income allocated to shareholders (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (ii) will constitute unrelated business taxable income (UBTI) to entities (including a qualified pension plan, an individual retirement account, a 401(k) plan, a Keogh plan or certain other tax-exempt entities) subject to tax on UBTI, thereby potentially requiring such an entity that is allocated excess inclusion income, and otherwise might not be required to file a tax return, to file a tax return and pay tax on such income, and (iii) in the case of a foreign shareholder, will not qualify for any reduction in U.S. federal withholding tax.

Some amounts received by a Fund from its investments in MLPs will likely be treated as returns of capital because of accelerated deductions available with respect to the activities of MLPs. On the disposition of an investment in such an MLP,

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the Fund will likely realize taxable income in excess of economic gain from that asset (or, in later periods, if a Fund does not dispose of the MLP, the Fund will likely realize taxable income in excess of cash flow received by the Fund from the MLP), and the Fund must take such income into account in determining whether the Fund has satisfied its regulated investment company distribution requirements. The Fund may have to borrow or liquidate securities to satisfy its distribution requirements and meet its redemption requests, even though investment considerations might otherwise make it undesirable for the Fund to borrow money or sell securities at the time. In addition, distributions attributable to gain from the sale of MLPs that are characterized as ordinary income under the Code’s recapture provisions will be taxable to Fund shareholders as ordinary income.

As noted above, certain of the ETFs and MLPs in which a Fund may invest qualify as qualified publicly traded partnerships. In such cases, the net income derived from such investments will constitute qualifying income for purposes of the 90% gross income requirement described earlier for qualification as a regulated investment company. If, however, such a vehicle were to fail to qualify as a qualified publicly traded partnership in a particular year, a portion of the gross income derived from it in such year could constitute non-qualifying income to a Fund for purposes of the 90% gross income requirement and thus could adversely affect the Fund’s ability to qualify as a regulated investment company for a particular year. In addition, as described above, the diversification requirement for regulated investment company qualification will limit a Fund’s investments in one or more vehicles that are qualified publicly traded partnerships to 25% of the Fund’s total assets as of the end of each quarter of the Fund’s taxable year.

“Passive foreign investment companies” (PFICs) are generally defined as foreign corporations where at least 75% of their gross income for their taxable year is income from passive sources (such as certain interest, dividends, rents and royalties, or capital gains) or at least 50% of their assets on average produce or are held for the production of such passive income. If a Fund acquires any equity interest in a PFIC, the Fund could be subject to U.S. federal income tax and interest charges on “excess distributions” received from the PFIC or on gain from the sale of such equity interest in the PFIC, even if all income or gain actually received by the Fund is timely distributed to its shareholders. Excess distributions and gain from the sale of interests in PFICs may be characterized as ordinary income even though, absent the application of PFIC rules, these amounts may otherwise have been classified as capital gain.

A Fund will not be permitted to pass through to its shareholders any credit or deduction for these special taxes and interest charges incurred with respect to a PFIC. Elections may be available that would ameliorate these adverse tax consequences, but such elections would require a Fund to include its share of the PFIC’s income and net capital gains annually, regardless of whether it receives any distribution from the PFIC (in the case of a “QEF election”), or to mark the gains (and to a limited extent losses) in its interests in the PFIC “to the market” as though the Fund had sold and repurchased such interests on the last day of the Fund’s taxable year, treating such gains and losses as ordinary income and loss (in the case of a “mark-to-market election”). The QEF and mark-to-market elections may require a Fund to recognize taxable income or gain without the concurrent receipt of cash and increase the amount required to be distributed by the Fund to avoid taxation. Making either of these elections therefore may require a Fund to liquidate other investments prematurely to meet the minimum distribution requirements described above, which also may accelerate the recognition of gain and adversely affect the Fund’s total return. Each Fund may attempt to limit and/or manage its holdings in PFICs to minimize tax liability and/or maximize returns from these investments but there can be no assurance that it will be able to do so. Moreover, because it is not always possible to identify a foreign corporation as a PFIC, a Fund may incur the tax and interest charges described above in some instances. Dividends paid by PFICs will not be eligible to be treated as qualified dividend income, as defined below.

A U.S. person, including a Fund, who owns (directly or indirectly) 10% or more of the total combined voting power of all classes of stock of a foreign corporation is a “U.S. Shareholder” for purposes of the controlled foreign corporation (“CFC”) provisions of the Code. Very generally, a CFC is a foreign corporation that is owned (directly, indirectly, or constructively) more than 50% (measured by voting power or value) by U.S. Shareholders. The wholly-owned subsidiaries of certain Fund(s) (for purposes of this paragraph, the “Fund”) are expected to be CFCs in which the Fund will be a U.S. Shareholder. As a U.S. Shareholder, the Fund is required to include in gross income for U.S. federal income tax purposes all of a CFC’s “subpart F income,” whether or not such income is actually distributed by the CFC. Subpart F income generally includes net gains from the disposition of stocks or securities, receipts with respect to securities loans, net gains from transactions (including futures, forward, and similar transactions) in commodities, and net payments received with respect to equity swaps and similar derivatives. Subpart F income is treated as ordinary income, regardless of the character of the CFC’s underlying income. Net losses incurred by a CFC during a tax year do not flow through to the Fund and thus will not be available to offset income or capital gain generated from the Fund’s other investments. In addition, net losses incurred by a CFC during a tax year generally cannot be carried forward by the CFC to offset gains realized by it in subsequent taxable years. To the extent the Fund recognizes subpart F income in excess of actual cash distributions from a CFC, the Fund may be required to sell assets (including when it is not advantageous to do so) to generate the cash necessary to distribute as dividends to its shareholders all of its income and gains and therefore to eliminate any tax liability at the Fund level. In addition to the investments

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described above, prospective shareholders should be aware that other investments made by a Fund may involve complex tax rules that may result in income or gain recognition by the Fund without corresponding current cash receipts. Although each Fund seeks to avoid significant noncash income, such noncash income could be recognized by a Fund, in which case the Fund may distribute cash derived from other sources in order to meet the minimum distribution requirements described above. In this regard, a Fund could be required at times to liquidate investments prematurely in order to satisfy its minimum distribution requirements, which may accelerate the recognition of gain and adversely affect the Fund’s total return.

Taxation of Distributions

Except for exempt-interest dividends (defined below) paid by a Fund, distributions paid out of a Fund’s current and accumulated earnings and profits, whether paid in cash or reinvested in the Fund, generally are deemed to be taxable distributions and must be reported by each shareholder who is required to file a U.S. federal income tax return. Dividends and distributions on a Fund’s shares are generally subject to U.S. federal income tax as described herein to the extent they do not exceed the Fund’s realized income and gains, even though such dividends and distributions may economically represent a return of a particular shareholder’s investment. Such distributions are likely to occur in respect of shares purchased at a time when the Fund’s net asset value reflects either unrealized gains, or realized but undistributed income or gains. Such realized income and gains may be required to be distributed even when the Fund’s net asset value also reflects unrealized losses. For U.S. federal income tax purposes, a Fund’s earnings and profits, described above, are determined at the end of the Fund’s taxable year. Distributions in excess of a Fund’s current and accumulated earnings and profits will first be treated as a return of capital up to the amount of a shareholder’s tax basis in his or her Fund shares and then as capital gain. A return of capital is not taxable, but it reduces a shareholder’s tax basis in his or her Fund shares, thus reducing any loss or increasing any gain on a subsequent taxable disposition by the shareholder of his or her shares. A Fund may make distributions in excess of its earnings and profits to a limited extent, from time to time.

For U.S. federal income tax purposes, distributions of investment income (except for exempt-interest dividends, defined below) are generally taxable as ordinary income, and distributions of gains from the sale of investments that a Fund owned (or is deemed to have owned) for one year or less will be taxable as ordinary income. Distributions properly reported by a Fund as capital gain dividends (Capital Gain Dividends) will be taxable to shareholders as long-term capital gain (to the extent such distributions do not exceed the Fund’s actual net long-term capital gain for the taxable year), regardless of how long a shareholder has held Fund shares, and do not qualify as dividends for purposes of the dividends-received deduction or as qualified dividend income (defined below). Each Fund will report Capital Gain Dividends, if any, in written statements furnished to its shareholders.

Some states will not tax distributions made to individual shareholders that are attributable to interest a Fund earns on direct obligations of the U.S. government if the Fund meets the state’s minimum investment or reporting requirements, if any. Investments in GNMA or FNMA securities, bankers’ acceptances, commercial paper, and repurchase agreements collateralized by U.S. government securities generally do not qualify for tax-free treatment. This exemption may not apply to corporate shareholders.

Sales and Exchanges of Fund Shares

If a shareholder sells or exchanges his or her Fund shares, he or she generally will realize a taxable capital gain or loss on the difference between the amount received for the shares (or deemed received in the case of an exchange) and his or her tax basis in the shares. This gain or loss will be long-term capital gain or loss if he or she has held (or is deemed to have held) such Fund shares for more than one year at the time of the sale or exchange, and short-term capital gain or loss otherwise.

If a shareholder incurs a sales charge in acquiring Fund shares and sells or exchanges those Fund shares within 90 days of having acquired such shares and if, as a result of having initially acquired those shares, he or she subsequently pays a reduced sales charge on a new purchase of shares of the Fund or a different regulated investment company, the sales charge previously incurred in acquiring the Fund’s shares generally shall not be taken into account (to the extent the previous sales charges do not exceed the reduction in sales charges on the new purchase) for the purpose of determining the amount of gain or loss on the disposition, but generally will be treated as having been incurred in the new purchase. This sales charge basis deferral rule shall apply only when a shareholder makes such new acquisition of Fund shares or shares of a different regulated investment company during the period beginning on the date the original Fund shares are disposed of and ending on January 31 of the calendar year following the calendar year the original Fund shares are disposed of. Also, if a shareholder realizes a loss on a disposition of Fund shares, the loss will be disallowed under “wash sale” rules to the extent that he or she purchases (including through the reinvestment of dividends) substantially identical shares within the 61-day period beginning 30 days before and ending 30 days after the disposition. Any disallowed loss generally will be reflected in an adjustment to the tax basis of the purchased shares.

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If a shareholder receives a Capital Gain Dividend or is deemed to receive a distribution of long-term capital gain with respect to any Fund share and such Fund share is held or treated as held for six months or less, then (unless otherwise disallowed) any loss on the sale or exchange of that Fund share will be treated as a long-term capital loss to the extent of the Capital Gain Dividend or deemed long-term capital gain distribution. If Fund shares are sold at a loss after being held for six months or less, the loss will generally be disallowed to the extent of any exempt-interest dividends (defined below) received on those shares. However, this loss disallowance does not apply with respect to redemptions of Fund shares with a holding period beginning after December 22, 2010 if such Fund declares substantially all of its net tax-exempt income as exempt-interest dividends on a daily basis, and pays such dividends on at least a monthly basis (as would typically be the case for tax-exempt money market funds).

Cost Basis Reporting

Historically, each Fund has been required to report to shareholders and the IRS only gross proceeds on sales, redemptions or exchanges of Fund shares. The Funds are subject to new reporting requirements for shares purchased, including shares purchased through dividend reinvestment, on or after January 1, 2012 and sold, redeemed or exchanged after that date. IRS regulations now generally require the Funds (or the shareholder’s Selling Agent, if Fund shares are held through a Selling Agent) to provide the shareholders and the IRS, upon the sale, redemption or exchange of Fund shares, with cost basis information about those shares as well as information about whether any gain or loss is short- or long-term and whether any loss is disallowed under the “wash sale” rules. This reporting is not required for Fund shares held in a retirement or other tax-advantaged account. With respect to Fund shares in accounts held directly with a Fund, each Fund will calculate and report cost basis using the Fund’s default method of average cost, unless the shareholder instructs the Fund to use a different calculation method. A Fund will not report cost basis for shares whose cost basis is uncertain or unknown to the Fund. Please visit the Funds’ website at www.columbiamanagement.com or contact the Funds at 800.345.6611 for more information regarding average cost basis reporting and other available methods for cost basis reporting and how to select or change a particular method or to choose specific shares to sell, redeem or exchange. If a shareholder retains Fund shares through a Selling Agent, he or she should contact their Selling Agent to learn about the Fund’s cost basis reporting default method and the reporting elections available to his or her account. The Funds do not recommend any particular method of determining cost basis. The shareholder should consult a tax advisor to determine which available cost basis method is best. When completing U.S. federal and state income tax returns, shareholders should carefully review the cost basis and other information provided and make any additional basis, holding period or other adjustments that may be required.

Foreign Taxes

Amounts realized by a Fund from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. If more than 50% of the value of a Fund’s total assets at the close of its taxable year consists of securities of foreign corporations, the Fund will be eligible to file an annual election with the IRS pursuant to which the Fund may pass through to its shareholders on a pro rata basis foreign income and similar taxes paid by the Fund with respect to foreign securities that the Fund has held for at least the minimum holding periods specified in the Code and such taxes may be claimed, subject to certain limitations, either as a tax credit or deduction by the shareholders. In some cases, a Fund may also be eligible to pass through to its shareholders the foreign taxes paid by underlying funds (as defined below) in which it invests that themselves elected to pass through such taxes to their shareholders, see Special Tax Considerations Pertaining to Funds of Funds below.

Certain Funds may qualify for and make the election; however, even if a Fund qualifies for the election for any year, it may determine not to make the election for such year. If a Fund does not so qualify or qualifies but does not so elect, then shareholders will not be entitled to claim a credit or deduction with respect to foreign taxes paid by or withheld from payments to the Fund. A Fund will notify its shareholders in written statements if it has elected for the foreign taxes paid by it to “pass through” for that year.

In general, if a Fund makes the election, the Fund itself will not be permitted to claim a credit or deduction for foreign taxes paid in that year, and the Fund’s dividends-paid deduction will be increased by the amount of foreign taxes paid that year. Fund shareholders generally shall include their proportionate share of the foreign taxes paid by the Fund in their gross income and treat that amount as paid by them for the purpose of the foreign tax credit or deduction, provided that any applicable holding period and other requirements have been met. If a shareholder claims a credit for foreign taxes paid, in general, the credit will be subject to certain limits. A deduction for foreign taxes paid may be claimed only by shareholders that itemize their deductions. Shareholders that are not subject to U.S. federal income tax, and those who invest in the Fund through tax-exempt accounts (including those who invest through IRAs or other tax-advantaged retirement plans), generally will receive no benefit from any tax credit or deduction passed through by the Fund.

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Special Tax Considerations Pertaining to Tax-Exempt Funds

If, at the close of each quarter of a regulated investment company’s taxable year, at least 50% of the value of its total assets consists of obligations the interest on which is exempt from U.S. federal income tax under Section 103(a) of the Code, then the regulated investment company may qualify to pay “exempt-interest dividends” and pass through to its shareholders the tax-exempt character of its income from such obligations. Certain of the Funds intend to so qualify and are designed to provide shareholders with a high level of income in the form of exempt-interest dividends, which are generally exempt from U.S. federal income tax (each such qualifying Fund, a “Tax-Exempt Fund”). In some cases, a Fund may also be eligible to pass through to its shareholders the tax-exempt character of any exempt-interest dividends it receives from underlying funds (as defined below) in which it invests, see Special Tax Considerations Pertaining to Funds of Funds below.

Distributions by a Tax-Exempt Fund, other than those attributable to interest on the Tax-Exempt Fund’s tax-exempt obligations and properly reported as exempt-interest dividends, will be taxable to shareholders as ordinary income or long-term capital gain or, in some cases, could constitute a return of capital to shareholders. See Taxation of Distributions above. Each Tax-Exempt Fund will notify its shareholders in written statements of the portion of the distributions for the taxable year that constitutes exempt-interest dividends. The percentage of a shareholder’s income reported as tax-exempt for any particular distribution may be substantially different from the percentage of the Tax-Exempt Fund’s income that was tax-exempt during the period covered by the distribution. The deductibility of interest paid or accrued on indebtedness incurred by a shareholder to purchase or carry shares of a Tax-Exempt Fund may be limited. The portion of such interest that is non-deductible generally equals the amount of such interest times the ratio of a Tax-Exempt Fund’s exempt-interest dividends received by the shareholder to all of the Tax-Exempt Fund’s dividends received by the shareholder (excluding Capital Gain Dividends and any capital gains required to be included in the shareholder’s long term capital gains in respect of capital gains retained by the Tax-Exempt Fund, as described earlier).

Although exempt-interest dividends are generally exempt from U.S. federal income tax, there may not be a similar exemption under the laws of a particular state or local taxing jurisdiction. Thus, exempt-interest dividends may be subject to state and local taxes; however, each state-specific Tax-Exempt Fund generally invests at least 80% of its net assets in municipal bonds that pay interest that is exempt not only from U.S. federal income tax, but also from the applicable state’s personal income tax (but not necessarily local taxes or taxes of other states).

You should consult your tax advisor to discuss the tax consequences of your investment in a Tax-Exempt Fund. Tax-exempt interest on certain “private activity bonds” has been designated as a “tax preference item” and must be added back to taxable income for purposes of calculating U.S. federal alternative minimum tax (“AMT”). To the extent that a Tax-Exempt Fund invests in certain private activity bonds, its shareholders will be required to report that portion of the Tax-Exempt Fund’s distributions attributable to income from the bonds as a tax preference item in determining their U.S. federal AMT, if any. Shareholders will be notified of the tax status of distributions made by a Tax-Exempt Fund. Persons who may be “substantial users” (or “related persons” of substantial users) of facilities financed by private activity bonds should consult their tax advisors before purchasing shares in a Tax-Exempt Fund. In addition, exempt-interest dividends paid by a Tax-Exempt Fund to a corporate shareholder are, with very limited exceptions, included in the shareholder’s “adjusted current earnings” as part of its U.S. federal AMT calculation. As of the date of this SAI, individuals are subject to the U.S. federal AMT at a maximum rate of 28% and corporations at a maximum rate of 20%. Shareholders with questions or concerns about the U.S. federal AMT should consult their own tax advisors.

Ordinarily, a Tax-Exempt Fund relies on an opinion from the issuer’s bond counsel that interest on the issuer’s obligation will be exempt from U.S. federal income taxation. However, no assurance can be given that the IRS will not successfully challenge such exemption, which could cause interest on the obligation to be taxable and could jeopardize a Tax-Exempt Fund’s ability to pay exempt-interest dividends. Similar challenges may occur as to state-specific exemptions. Also, from time to time legislation may be introduced or litigation may arise that would change the treatment of exempt-interest dividends. Such litigation or legislation may have the effect of raising the state or other taxes payable by shareholders on such dividends. Shareholders should consult their tax advisors for the current law on exempt-interest dividends.

A shareholder who receives Social Security or railroad retirement benefits should consult his or her tax advisor to determine what effect, if any, an investment in a Tax-Exempt Fund may have on the federal taxation of such benefits. Exempt-interest dividends are included in income for purposes of determining the amount of benefits that are taxable.

Special Tax Considerations Pertaining to Funds of Funds

Certain Funds (each such fund, a Fund of Funds) invest their assets primarily in shares of other mutual funds, ETFs or other companies that are regulated investment companies (collectively, underlying funds). Consequently, their income and gains will normally consist primarily of distributions from underlying funds and gains and losses on the disposition of shares of underlying funds. To the extent that an underlying fund realizes net losses on its investments for a given taxable year, a Fund of Funds will not be able to benefit from those losses until (i) the underlying fund realizes gains that it can reduce by those

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losses, or (ii) the Fund of Funds recognizes its share of those losses (so as to offset distributions of net income or capital gains from other underlying funds) when it disposes of shares of the underlying fund. Moreover, even when a Fund of Funds does make such a disposition, a portion of its loss may be recognized as a long-term capital loss, which will not be treated as favorably for U.S. federal income tax purposes as a short-term capital loss or an ordinary deduction. In particular, a Fund of Funds will not be able to offset any capital losses from its dispositions of underlying fund shares against its ordinary income (including distributions of any net short-term capital gains realized by an underlying fund).

In addition, in certain circumstances, the “wash sale” rules may apply to sales of underlying fund shares by a Fund of Funds. As discussed above, a wash sale occurs if shares of an underlying fund are sold by a Fund of Funds at a loss and the Fund of Funds acquires additional shares of that same underlying fund 30 days before or after the date of the sale. The wash sale rules could defer losses of a Fund of Funds on sales of underlying fund shares (to the extent such sales are wash sales) for extended (and, in certain cases, potentially indefinite) periods of time.

As a result of the foregoing rules, and certain other special rules, it is possible that the amounts of net investment income and net capital gain that a Fund of Funds will be required to distribute to shareholders will be greater than such amounts would have been had the Fund of Funds invested directly in the securities held by the underlying funds, rather than investing in shares of the underlying funds. For similar reasons, the character of distributions from a Fund of Funds (e.g., long-term capital gain, exempt interest, eligibility for dividends-received deduction) will not necessarily be the same as it would have been had the Fund of Funds invested directly in the securities held by the underlying funds.

Depending on the percentage ownership of a Fund of Funds in an underlying fund before and after a redemption of underlying fund shares, the redemption of shares by the Fund of Funds of such underlying fund may cause the Fund of Funds to be treated as receiving a dividend in the full amount of the redemption proceeds instead of receiving a capital gain or loss on the redemption of shares of the underlying fund. This could be the case where a Fund of Funds holds a significant interest in an underlying fund that is not “publicly offered” (as defined in the Code) and redeems only a small portion of such interest. Dividend treatment of a redemption by a Fund of Funds would affect the amount and character of income required to be distributed by both the Fund of Funds and the underlying fund for the year in which the redemption occurred. It is possible that such a dividend would qualify as “qualified dividend income”; otherwise, it would be taxable as ordinary income and could cause shareholders of a Fund of Funds to recognize higher amounts of ordinary income than if the shareholders had held shares of the underlying fund directly.

If a Fund of Funds receives dividends from an underlying fund, and the underlying fund reports such dividends as “qualified dividend income,” as discussed below, then the Fund of Funds is permitted, in turn, to report a portion of its distributions as “qualified dividend income,” provided the Fund of Funds meets the holding period and other requirements with respect to shares of the underlying fund. If a Fund of Funds receives dividends from an underlying fund, and the underlying fund reports such dividends as eligible for the dividends-received deduction, then the Fund of Funds is permitted, in turn, to report a portion of its distributions as eligible for the dividends-received deduction, provided the Fund of Funds meets the holding period and other requirements with respect to shares of the underlying fund.

If a Fund of Funds is a “qualified fund of funds” (a regulated investment company that invests at least 50% of its total assets in other regulated investment companies at the close of each quarter of its taxable year), it will be able to distribute exempt-interest dividends and thereby pass through to its shareholders the tax-exempt character of any interest received on tax-exempt obligations in which it directly invests or any exempt-interest dividends it receives from underlying funds in which it invests. For further considerations pertaining to exempt-interest dividends, see Special Tax Considerations Pertaining to Tax-Exempt Funds above.

Further, if a Fund of Funds is a qualified fund of funds, it will be able to elect to pass through to its shareholders any foreign income and other similar taxes paid by the Fund of Funds or paid by an underlying fund in which the Fund of Funds invests that itself elected to pass such taxes through to shareholders, so that shareholders of the Fund of Funds will be eligible to claim a tax credit or deduction for such taxes, subject to applicable limitations. However, even if a Fund of Funds qualifies to make the election for any year, it may determine not to do so. For further considerations pertaining to foreign taxes paid by a Fund, see Foreign Taxes above.

U.S. Federal Income Tax Rates

The maximum stated U.S. federal income tax rate applicable to individuals generally is 39.6% for ordinary income and 20% for net long-term capital gain (in each case, not including the 3.8% Medicare contribution tax described below).

In general, “qualified dividend income” is income attributable to dividends received by a Fund from certain domestic and foreign corporations, as long as certain holding period and other requirements are met by the Fund with respect to the dividend-paying corporation’s stock and by the shareholders with respect to the Fund’s shares. If 95% or more of a Fund’s gross income (excluding net long-term capital gain over net short-term capital loss) constitutes qualified dividend income, all

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of its distributions (other than Capital Gain Dividends) will be generally treated as qualified dividend income in the hands of individual shareholders, as long as they have owned their Fund shares for at least 61 days during the 121-day period beginning 60 days before the Fund’s ex-dividend date (or, in the case of certain preferred stock, 91 days during the 181-day period beginning 90 days before such date) and meet certain other requirements specified in the Code. In general, if less than 95% of a Fund’s gross income is attributable to qualified dividend income, then only the portion of the Fund’s distributions that is attributable to qualified dividend income and reported as such in a timely manner will be so treated in the hands of individual shareholders who meet the aforementioned holding period requirements. Qualified dividend income is taxable to individual shareholders at tax rates applicable to long-term capital gain. The rules regarding the qualification of Fund distributions as qualified dividend income are complex, including the holding period requirements. Individual Fund shareholders therefore are urged to consult their own tax advisors and financial planners. Fixed income funds typically do not distribute significant amounts of qualified dividend income.

The maximum stated corporate U.S. federal income tax rate applicable to ordinary income and net capital gain currently is 35%. Actual marginal tax rates may be higher for some shareholders, for example, through reductions in deductions. Naturally, the amount of tax payable by any taxpayer will be affected by a combination of tax laws covering, for example, deductions, credits, deferrals, exemptions, sources of income and other matters. U.S. federal income tax rates are set to increase in future years under various “sunset” provisions of U.S. federal income tax laws.

Section 1411 of the Code generally imposes a 3.8% Medicare contribution tax on certain high-income individuals, trusts and estates. For individuals, the 3.8% tax applies to the lesser of (1) the amount (if any) by which the taxpayer’s modified adjusted gross income exceeds certain threshold amounts or (2) the taxpayer’s “net investment income.” For this purpose, “net investment income” generally includes, among other things, (i) distributions paid by a Fund of net investment income and capital gains (other than exempt-interest dividends) as described above, and (ii) any net gain recognized on the sale, redemption, exchange or other taxable disposition of Fund shares. The details of the implementation of the tax and of the calculation of net investment income, among other issues, are currently unclear and remain subject to future guidance. Shareholders are advised to consult their tax advisors regarding the possible implications of this additional tax on their investment in a Fund.

Backup Withholding

Each Fund generally is required to withhold, and remit to the U.S. Treasury, subject to certain exemptions, an amount equal to 28% of all distributions and redemption proceeds (including proceeds from exchanges and redemptions in-kind) paid or credited to a Fund shareholder if (1) the shareholder fails to furnish the Fund with a correct “taxpayer identification number” (TIN) or has not certified to the Fund that withholding does not apply or (2) the IRS notifies the Fund that the shareholder’s TIN is incorrect or the shareholder is otherwise subject to backup withholding. These backup withholding rules may also apply to distributions that are properly reported as exempt-interest dividends (defined above). This backup withholding is not an additional tax imposed on the shareholder. The shareholder may apply amounts required to be withheld as a credit against his or her future U.S. federal income tax liability, provided that the required information is furnished to the IRS. If a shareholder fails to furnish a valid TIN upon request, the shareholder can also be subject to IRS penalties.

Tax-Deferred Plans

The shares of a Fund may be available for a variety of tax-deferred retirement and other tax-advantaged plans and accounts. Prospective investors should contact their tax advisors and financial planners regarding the tax consequences to them of holding Fund shares through such plans and/or accounts.

Corporate Shareholders

Subject to limitations and other rules, a corporate shareholder of a Fund may be eligible for the dividends-received deduction on Fund distributions attributable to dividends received by the Fund from domestic corporations, which, if received directly by the corporate shareholder, would qualify for such a deduction. For eligible corporate shareholders, the dividends-received deduction may be subject to certain reductions, and a distribution by a Fund attributable to dividends of a domestic corporation will be eligible for the deduction only if certain holding period and other requirements are met. For information regarding eligibility for the dividends-received deduction of dividend income derived by an underlying fund in which a Fund of Funds invests, see Special Tax Considerations Pertaining to Funds of Funds above. These requirements are complex; therefore, corporate shareholders of the Funds are urged to consult their own tax advisors and financial planners.

As discussed above, a portion of the interest paid or accrued on certain high-yield discount obligations that a Fund may own may not be deductible to the issuer. If a portion of the interest paid or accrued on these obligations is not deductible, that portion will be treated as a dividend. In such cases, if the issuer of the obligation is a domestic corporation, dividend payments by a Fund may be eligible for the dividends-received deduction to the extent of the dividend portion of such interest.

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Foreign Shareholders

For purposes of this discussion, “foreign shareholders” generally include: (i) nonresident alien individuals, (ii) foreign trusts (i.e., a trust other than a trust with respect to which a U.S. court is able to exercise primary supervision over administration of that trust and one or more U.S. persons have authority to control substantial decisions of that trust), (iii) foreign estates (i.e., the income of which is not subject to U.S. tax regardless of source), and (iv) foreign corporations.

Generally, unless an exception applies, dividend distributions made to foreign shareholders other than Capital Gain Dividends and exempt-interest dividends (defined above) will be subject to non-refundable U.S. federal income tax withholding at a 30% rate (or such lower rate as may be provided under an applicable income tax treaty) even if they are funded by income or gains (such as portfolio interest, short-term capital gains, or foreign-source dividend and interest income) that, if paid to a foreign person directly, would not be subject to withholding. However, generally, for taxable years beginning before January 1, 2014, distributions made to foreign shareholders and properly reported by a Fund as “interest-related dividends” are exempt from U.S. federal income tax withholding. The exemption for interest-related dividends does not apply to any distribution to a foreign shareholder (i) to the extent that the dividend is attributable to certain interest on an obligation if the foreign shareholder is the issuer or is a 10% shareholder of the issuer, (ii) that is within certain foreign countries that have inadequate information exchange with the United States, or (iii) to the extent the dividend is attributable to interest paid by a person that is a related person of the foreign shareholder and the foreign shareholder is a controlled foreign corporation. Interest-related dividends are generally attributable to the Fund’s net U.S.-source interest income of types similar to those not subject to U.S. federal income tax if earned directly by an individual foreign shareholder. In order for a distribution to qualify as an interest-related dividend, the Fund is required to report it as such in a written notice furnished to its shareholders. Notwithstanding the foregoing, if a distribution described above is “effectively connected” with a U.S. trade or business (or, if an income tax treaty applies, is attributable to a U.S. permanent establishment) of the recipient foreign shareholder, neither U.S. federal income tax withholding nor the exemption for interest-related dividends (if otherwise applicable) will apply. Instead, the distribution will be subject to the tax, reporting and withholding requirements generally applicable to U.S. persons, and an additional branch profits tax may apply if the recipient foreign shareholder is a foreign corporation.

In general, a foreign shareholder’s capital gains realized on the disposition of Fund shares and distributions properly reported as Capital Gain Dividends are not subject to U.S. federal income or withholding tax, unless: (i) such gains or distributions are effectively connected with a U.S. trade or business (or, if an income tax treaty applies, are attributable to a U.S. permanent establishment) of the foreign shareholder; (ii) in the case of an individual foreign shareholder, the shareholder is present in the U.S. for a period or periods aggregating 183 days or more during the year of the disposition of Fund shares or the receipt of Capital Gain Dividends and certain other conditions are met; or (iii) the Fund shares on which the foreign shareholder realized gain constitute U.S. real property interests (USRPIs, defined below) or, in certain cases, the distributions are attributable to gain from the sale or exchange of a USRPI, as discussed below. If the requirements of clause (i) are met, the tax, reporting and withholding requirements applicable to U.S. persons generally will apply to the foreign shareholder and an additional branch profits tax may apply if the foreign shareholder is a foreign corporation. If the requirements of clause (i) are not met, but the requirements of clause (ii) are met, such gains and distributions will be subject to U.S. federal income tax at a 30% rate (or such lower rate as may be provided under an applicable income tax treaty). Please see below for a discussion of the tax implications to foreign shareholders in the event that clause (iii) applies. With respect to taxable years of a Fund beginning before January 1, 2014, a distribution to a foreign shareholder attributable to the Fund’s net short-term capital gain in excess of its net long-term capital loss and reported as such by the Fund in a written statement, furnished to its shareholders (“short-term capital gain dividends”) is generally not subject to U.S. federal income or withholding tax unless clause (i), (ii) or (iii) above applies to such distributions.

It is currently unclear whether Congress will extend this exemption from withholding for interest-related and short-term capital gain dividends for distributions with respect to taxable years of a Fund beginning on or after January 1, 2014, or what the terms of such an extension would be. Even if permitted to do so, each Fund provides no assurance that it would report any distributions as interest-related dividends or short-term capital gain dividends.

In the case of shares held through an intermediary, even if a Fund reports a payment as exempt from U.S. federal withholding tax (e.g., as a short-term capital gain or interest-related dividend), no assurance can be made that the intermediary will respect such classification, and an intermediary may withhold in spite of such reporting by a Fund. Foreign shareholders should contact their intermediaries regarding the application of these rules to their accounts. Special rules apply to distributions to foreign shareholders from a Fund if it is either a “U.S. real property holding corporation” (USRPHC) or would be a USRPHC but for the operation of certain exceptions from USRPI treatment for interests in domestically controlled REITs ( or, prior to January 1, 2014, regulated investment companies) and not-greater-than-5% interests in publicly traded classes of stock in REITs or regulated investment companies. Additionally, special rules apply to the sale of shares in a Fund if it is a USRPHC.

Generally, a USRPHC is a domestic corporation that holds USRPIs — defined generally as any interest in U.S. real property or any equity interest in a USRPHC — the fair market value of which equals or exceeds 50% of the sum of the fair market

Statement of Additional Information – December 1, 2013	Page 185

values of the corporation’s USRPIs, interests in real property located outside the United States and other assets. If a Fund holds (directly or indirectly) significant interests in REITs, it may be a USRPHC.

If a Fund is a USRPHC or would be a USRPHC but for certain of the above-mentioned exceptions, under a special “look-through” rule, amounts that are attributable to (a) gains realized on the disposition of USRPIs by the Fund and (b) distributions received by the Fund from a lower-tier regulated investment company or REIT that the Fund is required to treat as USRPI gain in its hands generally will retain their character as such in the hands of the Fund’s foreign shareholders. On and after January 1, 2014, this special “look-through” rule will apply only to those distributions that, in turn, are attributable directly or indirectly to distributions received by the Fund from a lower-tier REIT, unless Congress enacts legislation providing otherwise. In the hands of a foreign shareholder that holds (or has held in the prior 12 months) more than a 5% interest in any class of the Fund, any such amounts treated as USRPI gains generally will be treated as gains “effectively connected” with the conduct of a “U.S. trade or business,” and subject to tax at graduated rates. Moreover, such shareholder generally will be required to file a U.S. income tax return for the year recognized, and the Fund must withhold 35% of the amount of such distribution. Otherwise, in the case of all other foreign shareholders (i.e., those whose interest in any class of the Fund did not exceed 5% at any time during the prior 12 months), such amounts generally will be treated as ordinary income (regardless of whether the Fund otherwise reported such distribution as a short-term capital gain dividend or Capital Gain Dividend), and the Fund must withhold 30% (or a lower applicable treaty rate) of the amount of the distribution paid to such shareholders. If a Fund is subject to the rules of this paragraph, its foreign shareholders may also be subject to “wash sale” rules to prevent the avoidance of the foregoing tax-filing and payment obligations through the sale and repurchase of Fund shares.

In addition, if a Fund is a USRPHC, it generally must withhold 10% of the amount realized in redemption by a greater-than-5% foreign shareholder, and that shareholder must file a U.S. income tax return for the year of the disposition of the USRPI and pay any additional tax due on the gain. Prior to January 1, 2014, such withholding generally is not required with respect to amounts paid in redemption of shares of a Fund if it is a domestically controlled USRPHC, or, in certain limited cases, if the Fund (whether or not domestically controlled) holds substantial investments in regulated investment companies that are domestically controlled USRPHCs. The exemption will expire for redemptions made on or after January 1, 2014, unless Congress enacts legislation providing otherwise. If no such legislation is enacted, beginning on January 1, 2014, such withholding is required without regard to whether the Fund or any regulated investment company in which it invests is domestically controlled.

In order to qualify for any exemptions from withholding described above or for lower withholding tax rates under income tax treaties, or to establish an exemption from backup withholding, a foreign shareholder must comply with applicable certification requirements relating to its foreign status (including, in general, furnishing an IRS Form W-8BEN or substitute form). Foreign shareholders should consult their tax advisors in this regard.

Special rules (including withholding and reporting requirements) apply to foreign partnerships and those holding Fund shares through foreign partnerships. In addition, additional considerations may apply to foreign trusts and foreign estates. Investors holding Fund shares through foreign entities should consult their tax advisors about their particular situation.

A beneficial holder of shares who is a foreign person may be subject to state and local tax and to the U.S. federal estate tax in addition to the U.S. federal income tax referred to above.

Tax-Exempt Shareholders

Under current law, a Fund serves to “block” (that is, prevent the attribution to shareholders of) UBTI from being realized by tax-exempt shareholders. Notwithstanding this “blocking” effect, a tax-exempt shareholder could realize UBTI by virtue of its investment in a Fund if shares in the Fund constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of Code Section 514(b).

It is possible that a tax-exempt shareholder will also recognize UBTI if a Fund recognizes excess inclusion income (as described above) derived from direct or indirect investments in residual interests in REMICs or equity interests in TMPs. Furthermore, any investment in residual interests of a CMO that has elected to be treated as a REMIC can create complex tax consequences, especially if the Fund has state or local governments or other tax-exempt organizations as shareholders.

In addition, special tax consequences apply to charitable remainder trusts (CRTs) that invest in regulated investment companies that invest directly or indirectly in residual interests in REMICs or equity interests in TMPs. Under legislation enacted in December 2006, a CRT, as defined in Section 664 of the Code, that realizes UBTI for a taxable year must pay an excise tax annually of an amount equal to such UBTI. Under IRS guidance issued in October 2006, a CRT will not recognize UBTI solely as a result of investing in a Fund to the extent that it recognizes excess inclusion income. Rather, if at any time during any taxable year a CRT (or one of certain other tax-exempt shareholders, such as the United States, a state or political subdivision, or an agency or instrumentality thereof, and certain energy cooperatives) is a record holder of a share in a Fund

Statement of Additional Information – December 1, 2013	Page 186

and the Fund recognizes excess inclusion income, then the Fund will be subject to a tax on that portion of its excess inclusion income for the taxable year that is allocable to such shareholders at the highest U.S. federal corporate income tax rate. The extent to which the IRS guidance remains applicable in light of the December 2006 legislation is unclear. To the extent permitted under the 1940 Act, each Fund may elect to specially allocate any such tax to the applicable CRT, or other shareholder, and thus reduce such shareholder’s distributions for the year by the amount of the tax that relates to such shareholder’s interest in the Fund. Each Fund has not yet determined whether such an election will be made. CRTs are urged to consult their tax advisors concerning the consequences of investing in a Fund.

Shareholder Reporting Obligations With Respect to Foreign Bank and Financial Accounts

Shareholders that are U.S. persons and own, directly or indirectly, more than 50% of a Fund could be required to report annually their “financial interest” in the Fund’s “foreign financial accounts,” if any, on Treasury Department Form TD F 90-22.1, Report of Foreign Bank and Financial Accounts (FBAR). Shareholders should consult a tax advisor, and persons investing in the Fund through an intermediary should contact their intermediary, regarding the applicability to them of this reporting requirement.

Other Reporting and Withholding Requirements

The Foreign Account Tax Compliance Act (“FATCA”) generally requires a Fund to obtain information sufficient to identify the status of each of its shareholders under FATCA, as described more fully below. If a shareholder fails to provide this information or otherwise fails to comply with FATCA, the Fund may be required to withhold under FATCA at a rate of 30% with respect to that shareholder on dividends (other than exempt-interest dividends), including Capital Gain Dividends and the proceeds of the sale, redemption or exchange of Fund shares. If a payment by a Fund is subject to FATCA withholding, the Fund is required to withhold even if such payment would otherwise be exempt from withholding under the rules applicable to foreign shareholders described above (e.g., Capital Gain Dividends and short-term capital gain and interest-related dividends) beginning as early as July 1, 2014.

Payments to a shareholder will generally not be subject to FATCA withholding, provided the shareholder provides a Fund with such certifications, waivers or other documentation or information as the Fund requires, including, to the extent required, with regard to such shareholder’s direct and indirect owners, to establish the shareholder’s FATCA status and otherwise to comply with these rules. In order to avoid withholding, a shareholder that is a “foreign financial institution” (“FFI”) must either (i) become a “participating FFI” by entering into a valid U.S. tax compliance agreement with the IRS, (ii) qualify for an exception from the requirement to enter into such an agreement, for example by becoming a “deemed-compliant FFI,” or (iii) be covered by an applicable intergovernmental agreement between the United States and a non-U.S. government to implement FATCA and improve international tax compliance. In any of these cases, the investing FFI generally will be required to provide its Fund with appropriate identifiers, certifications or documentation concerning its status.

A Fund may disclose the information that it receives from (or concerning) its shareholders to the IRS, non-U.S. taxing authorities or other parties as necessary to comply with FATCA related intergovernmental agreements or other applicable law or regulation.

Each prospective investor is urged to consult its tax adviser regarding the applicability of FATCA and any other reporting requirements with respect to the prospective investor’s own situation, including investments through an intermediary.

Tax Shelter Reporting Regulations

Under Treasury Regulations, if a shareholder recognizes a loss of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on IRS Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all regulated investment companies. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

Special Tax Considerations Pertaining to State Tax-Exempt Funds

The following summaries of certain tax considerations relating to the state tax-exempt funds set forth below are only intended as general overviews of these tax considerations. They are not intended as detailed explanations of any state’s income tax treatment of any state tax-exempt fund or its shareholders. You should consult your own tax advisor regarding the consequences of your investment in a state tax-exempt fund.

Statement of Additional Information – December 1, 2013	Page 187

California Intermediate Municipal Bond Fund. If, at the close of each quarter of its taxable year, at least 50% of the value of the total assets of a regulated investment company consists of obligations, which, when held by an individual, the interest therefrom is exempt from income taxation by California (California Exempt Securities), then the regulated investment company will be qualified to make distributions that are exempt from California state individual income tax (California exempt-interest distributions). For this purpose, California Exempt Securities generally are limited to California municipal securities and certain U.S. Government and U.S. Territory obligations. The California Intermediate Municipal Bond Fund intends to qualify under the above requirements so that it can pay California exempt-interest distributions.

Within sixty days after the close of its taxable year, the Fund will notify its shareholders of the portion of the distributions paid by the Fund that is exempt from California state individual income tax. The total amount of California exempt-interest distributions paid by the Fund with respect to any taxable year cannot exceed the excess of the amount of interest received by the Fund for such year on California Exempt Securities over any amounts that, if the Fund were treated as an individual, would be considered expenses related to tax exempt income or amortizable bond premium that would not be deductible under California state individual income or federal income tax law.

Interest on indebtedness incurred or continued by a shareholder in a taxable year to purchase or carry shares of the California Intermediate Municipal Bond Fund is not deductible for California state individual income tax purposes if the Fund distributes California exempt-interest distributions during the shareholder’s taxable year.

The portion of any of the Fund’s distributions constituting California exempt-interest distributions is excludable from income for California state individual income tax purposes only. Any distributions paid to shareholders subject to California state franchise tax or California state corporate income tax may be taxable for such purposes. Accordingly, potential investors in the Fund, including, in particular, corporate investors which may be subject to either California franchise tax or California corporate income tax, should consult their own tax advisors with respect to the application of such taxes to the receipt of the Fund’s distributions and as to their own California state tax situation, in general.

Georgia Intermediate Municipal Bond Fund. The portion of the Fund’s exempt-interest distributions paid to residents of Georgia attributable to interest received by the Georgia Funds on tax-exempt obligations of the State of Georgia or its political subdivision or authorities and other Fund distributions attributable to interest received from obligations issued by the U.S. Government or an authority, commission, instrumentality, possession, or territory thereof will be exempt from Georgia individual and corporate income taxes. There is no Georgia intangibles tax or other personal property tax applicable to the shares of the Georgia Funds owned by investors residing in Georgia. Distributions attributable to capital gains realized from the sale of Georgia municipal bonds and U.S. Government obligations will be subject to the State of Georgia short-term or long-term capital gains tax, which follow the federal income tax treatment. Interest received by a Georgia resident from non-Georgia municipal state bonds and distributions received from mutual funds that derive income from non-Georgia municipal or state bonds will be subject to Georgia income tax.

Maryland Intermediate Municipal Bond Fund. The portion of the Maryland Intermediate Municipal Bond Fund’s exempt-interest distributions attributable to interest received by the Fund on tax-exempt obligations of the state of Maryland or its political subdivisions or authorities, or obligations issued by the U.S. Government or an authority, commission, instrumentality, possession, or territory thereof and distributions attributable to gains from the disposition thereof will be exempt from Maryland individual and corporate income taxes; any other Fund distributions will be subject to Maryland income tax. Fund shareholders will be informed annually regarding the portion of the Maryland Intermediate Municipal Bond Fund’s distributions that constitutes income exempt from Maryland income taxes. Maryland presently includes in Maryland taxable income a portion of certain items of tax preference as defined in the Code. Interest paid on certain private activity bonds constitutes such a tax preference if the bonds are not tax-exempt obligations of the state of Maryland, a political subdivision or authority of the state of Maryland, or of any other entity authorized under Maryland law to issue obligations the interest on which is excluded from gross income under section 103 of the Internal Revenue Code. Accordingly, up to 50% of any distributions from the Maryland Intermediate Municipal Bond Fund attributable to interest on such private activity bonds may not be exempt from Maryland state and local individual income taxes. Shares of the Maryland Intermediate Municipal Bond Fund will not be subject to the Maryland personal property tax.

Minnesota Tax-Exempt Fund. The portion of the Minnesota Tax-Exempt Fund’s exempt-interest distributions attributable to interest received by the Fund on tax-exempt obligations of the State of Minnesota, its political or governmental subdivisions, municipalities, governmental agencies or instrumentalities will be exempt from Minnesota personal income tax for shareholders of the Fund who are individuals, estates or trusts so long as the portion of the exempt-interest distributions from Minnesota that are paid equals or exceeds 95% of all exempt-interest dividends paid by the Fund. In addition, distributions with respect to interest derived from obligations of any authority, commission, or instrumentality of the United States will not be subject to the Minnesota personal income tax for shareholders who are individuals, estates or trusts. Distributions of income not attributable to distributions described in the preceding sentence or capital gains may be subject to Minnesota personal income taxes. In addition, distributions to a corporation will generally be subject to the Minnesota income tax.

Statement of Additional Information – December 1, 2013	Page 188

North Carolina Intermediate Municipal Bond Fund. The portion of the North Carolina Intermediate Municipal Bond Fund’s exempt-interest distributions attributable to interest received by the Fund on tax-exempt obligations of the State of North Carolina or its political subdivisions, commissions, authorities, agencies or non-profit educational institutions organized or chartered under the laws of North Carolina, or obligations issued by the United States or its possessions will be exempt from North Carolina individual and corporate income taxes. Although capital gain distributions generally are subject to tax in North Carolina, individual shareholders of the North Carolina Intermediate Municipal Bond Fund may deduct the amount of capital gain distributions (if any) attributable to the sale of certain obligations issued before July 1, 1995 for purposes of determining their North Carolina taxable income.

South Carolina Intermediate Municipal Bond Fund. The portion of the South Carolina Intermediate Municipal Bond Fund’s exempt-interest distributions attributable to interest received by the Fund on tax-exempt obligations of the State of South Carolina, its political subdivisions or exempt interest upon obligations of the United States will be exempt from South Carolina individual and corporate income taxes. Distributions of capital gains or income not attributable to interest from tax-exempt obligations of the State of South Carolina, its political subdivisions or exempt interest on obligations of the United States may be subject to South Carolina income taxes.

Although distributions of capital gains and the gain recognized with respect to the sale or exchange of shares of the Fund may be subject to the South Carolina state income tax, individuals, estates and trusts are entitled to a deduction for South Carolina taxable income purposes equal to 44% of the net capital gain recognized in South Carolina during a taxable year. The definition of net capital gain for federal income tax purposes is utilized for purposes of this deduction. In the case of estates or trusts, the deduction is applicable only to income taxed to the estate or trust or individual beneficiaries and not income passed through to non-individual beneficiaries.

Virginia Intermediate Municipal Bond Fund. The portion of the Virginia Intermediate Municipal Bond Fund’s distributions attributable to interest on (i) obligations of Virginia or any political subdivisions or instrumentality of Virginia, and (ii) obligations of the United States and any authority, commission or instrumentality of the United States, that are, in each case, backed by the full faith and credit of the borrowing government, will be exempt from Virginia individual and corporate income tax. Furthermore, any of the Virginia Intermediate Municipal Bond Fund’s distributions that are attributable to realized gains from dispositions of the foregoing debt obligations may also be exempt from Virginia income tax.

Distributions

Net investment income dividends (other than qualified dividend income) received and distributions from the excess of net short-term capital gains over net long-term capital losses should be treated as ordinary income for federal income tax purposes. Corporate shareholders are generally entitled to a deduction equal to 70% of that portion of a fund’s dividend that is attributable to dividends the fund received from domestic (U.S.) securities. If there is debt-financed portfolio stock, that is, bank financing is used to purchase long securities, the 70% dividends received deduction would be reduced by the average amount of portfolio indebtedness divided by the average adjusted basis in the stock. This does not impact the qualified dividend income available to individual shareholders. For the most recent fiscal period, net investment income dividends qualified for the corporate deduction are shown in the following table.

Only certain QDI will be subject to the 15% and 0% (for lower-bracket taxpayers) tax rates for 2008-2012. QDI is dividends earned from domestic corporations and qualified foreign corporations. Qualified foreign corporations are corporations incorporated in a U.S. possession, corporations whose stock is readily tradable on an established U.S. securities market (ADRs), and certain other corporations eligible for relief under an income tax treaty with the U.S. that includes an exchange of information agreement. PFICs are excluded from this treatment. Holding periods for shares must also be met to be eligible for QDI treatment (more than 60 days for common stock and more than 90 days for certain preferred’s dividends).

Dividends declared in October, November or December, payable to shareholders of record on a specified date in such a month and paid in the following January will be treated as having been paid by a Fund and received by each shareholder in December. Under this rule, therefore, shareholders may be taxed in one year on dividends or distributions actually received in January of the following year.

Statement of Additional Information – December 1, 2013	Page 189

The QDI for individuals for the most recent fiscal period is shown in the table below. The table is organized by fiscal year end.

Corporate Deduction and Qualified Dividend Income

Fund	Percent of dividends qualifying for corporate deduction	Qualified dividend income for individuals
For Funds with fiscal period ending January 31
Capital Allocation Aggressive Portfolio	49.99%	79.41%
Capital Allocation Conservative Portfolio	10.79	14.38
Capital Allocation Moderate Aggressive Portfolio	35.01	46.37
Capital Allocation Moderate Conservative Portfolio	15.47	18.19
Capital Allocation Moderate Portfolio	20.18	30.45
Income Builder Fund	15.40	19.96
LifeGoal Growth Portfolio	71.84	90.32
Masters International Equity Portfolio	1.03	100
For Funds with fiscal period ending February 28/29
Convertible Securities Fund	19.90	22.18
Equity Value Fund	100.00	100.00
International Value Fund	0.00	76.21
Large Cap Core Fund	100.00	100.00
Large Cap Enhanced Core Fund	100.00	100.00
Large Cap Index Fund	100.00	100.00
Marsico 21st Century Fund	100.00	100.00
Marsico Focused Equities Fund	70.67	74.19
Marsico Global Fund	0.00	0.00
Marsico Growth Fund	100.00	100.00
Marsico International Opportunities Fund	0.00	0.00
Mid Cap Index Fund	81.04	80.91
Mid Cap Value Fund	100.00	100.00
Multi-Advisor International Equity Fund	1.64	63.57
Overseas Value Fund	0.08	100.00
Small Cap Index Fund	89.35	89.21
Small Cap Value Fund II	100.00	100.00
For Funds with fiscal period ending March 31
Short Term Bond Fund	0	0
For Funds with fiscal period ending April 30
CA Intermediate Municipal Bond Fund	0	0
GA Intermediate Municipal Bond Fund	0	0
MD Intermediate Municipal Bond Fund	0	0
NC Intermediate Municipal Bond Fund	0	0
Recovery and Infrastructure Fund	100.00	100.00
SC Intermediate Municipal Bond Fund	0	0
Short Term Municipal Bond Fund	0	0
VA Intermediate Municipal Bond Fund	0	0
For Funds with fiscal period ending May 31
AR Emerging Markets Macro Fund	0	0
AR Enhanced Multi-Strategy Fund	25.48	28.44
AR Multi-Strategy Fund	75.83	85.55
AP – Diversified Equity Income Fund	99.82	100.00

Statement of Additional Information – December 1, 2013	Page 190

Fund	Percent of dividends qualifying for corporate deduction	Qualified dividend income for individuals
Commodity Strategy Fund	0%	0%
Diversified Equity Income Fund	99.54	100.00
Dividend Opportunity Fund	78.56	98.00
Flexible Capital Income Fund	34.70	36.80
High Yield Bond Fund	0.00	0.00
Mid Cap Value Opportunity Fund	100.00	100.00
Multi-Advisor Small Cap Value Fund	100.00	100.00
Select Large-Cap Value Fund	100.00	100.00
Select Smaller-Cap Value Fund	0.00	0.00
Seligman Communications and Information Fund	13.83	14.17
U.S. Government Mortgage Fund	0.00	0.00
For Funds with fiscal period ending July 31
AMT-Free Tax-Exempt Bond	0.00	0.00
Floating Rate Fund	0.44	3.54
Global Opportunities Fund	43.91	66.03
Income Opportunities Fund	0.00	0.00
Inflation Protected Securities Fund	0.02	0.02
Large Core Quanitative Fund	100.00	100.00
Large Growth Quanitative Fund	71.17	74.12
Large Value Quanitative Fund	67.06	66.83
Limited Duration Credit Fund	0.00	0.00
MN Tax-Exempt Fund	0.00	0.00
Money Market Fund	0.00	0.00
For Funds with fiscal period ending August 31
Marsico Flexible Capital Fund	100.00	100.00
For Funds with fiscal period ending October 31
AR Currency and Income Fund	0	0
Asia Pacific ex-Japan Fund	0	63.12
Emerging Markets Bond Fund	0	0
European Equity Fund	0.16	96.35
Global Bond Fund	0	0
Global Equity Fund	85.88	100
Seligman Global Technology Fund	0	0

The Subsidiary

Commodity Strategy Fund (for purposes of this section, the “Fund”) intends to invest a portion of its assets in one or more of its wholly-owned subsidiaries (previously defined collectively as the “Subsidiary”), which will be classified as a corporation for U.S. federal tax purposes. Foreign corporations, such as the Subsidiary, will generally not be subject to U.S. federal income tax unless it is deemed to be engaged in a United States trade or business. The Subsidiary intends to conduct its activities in a manner that is expected to meet the requirements of a safe harbor under Section 864(b)(2) of the Code under which the Subsidiary may engage in trading in stocks or securities or certain commodities for its own account without being deemed to be engaged in a United States trade or business. However, if certain of the Subsidiary’s activities were deemed not to be of the type described in the safe harbor, the activities of the Subsidiary may constitute a United States trade or business.

Even if the Subsidiary is not engaged in a United States trade or business, it may be subject to a U.S. withholding tax at a rate of 30% on all or a portion of its United States source gross income that is not effectively connected with a United States trade or business.

The Subsidiary will be treated as a CFC. The Fund will be treated as a “U.S. Shareholder” of the Subsidiary. As a result, the Fund will be required to include in its gross income all of the Subsidiary’s “subpart F income”. It is expected that all of the Subsidiary’s income will be “subpart F income”. “Subpart F income” is generally treated as ordinary income. If a net loss is realized by the Subsidiary, such loss is not generally available to offset the income of the Fund. The recognition by the Fund of the Subsidiary’s “subpart F income” will increase the Fund’s tax basis in the Subsidiary. Distributions by the Subsidiary to the Fund will not be taxable to the extent of its previously undistributed “subpart F income”, and will reduce the Fund’s tax basis in the subsidiary.

Statement of Additional Information – December 1, 2013	Page 191

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

Management Ownership

As of June 30, 2013, the Trustees and Officers of the Trusts, as a group, beneficially owned less than 1% of each class of shares of each Fund, except as set forth in the table below:

Fund	Class	Percentage of Class Beneficially Owned
Absolute Return Emerging Markets Macro Fund	Class A	16.17%

Principal Shareholders and Control Persons

The tables below identify the names, address and ownership percentage of each person who owns of record or is known by the Trusts to own beneficially 5% or more of any class of a Fund’s outstanding shares (Principal Holders) or 25% or more of a Fund’s outstanding shares (Control Persons). A shareholder who beneficially owns more than 25% of a Fund’s shares is presumed to “control” the Fund, as that term is defined in the 1940 Act, and may have a significant impact on matters submitted to a shareholder vote. A shareholder who beneficially owns more than 50% of a Fund’s outstanding shares may be able to approve proposals, or prevent approval of proposals, without regard to votes by other Fund shareholders. Additional information about Control Persons is provided following the tables. The information provided for each Fund is as of a date no more than 30 days prior to the date of filing a post-effective amendment to the applicable Trust’s registration statement with respect to such Fund.

Funds with Fiscal Period Ending February 28/29:

Except as otherwise indicated, the information below is as of May 31, 2013.

Fund	Shareholder Name and Address	Share Class	Percentage of Class	Percentage of Fund (if greater than 25%)
Convertible Securities Fund	AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE S MINNEAPOLIS MN 55402-2405	Class A Class B Class C Class W	11.15% 29.58% 8.38% 99.99%	N/A
	COLUMBIA MANAGEMENT INVESTMENT ADVISERS, LLC ATTN T ARMBRUSTMACHER & V GEHLHAR 50807 AMERIPRISE FINANCIAL CTR MINNEAPOLIS MN 55474-0508	Class R4 Class R5	7.23% 100.00%	30.33%	(a)
	FIRST CLEARING LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	Class B Class C	15.20% 12.52%	N/A
	JPMCB NA CUST FOR COLUMBIA CAPITAL ALLOCATION MODERATE AGGRESSIVE PORTFOLIO 14201 N DALLAS PKWY FL 13 DALLAS TX 75254-2916	Class I	24.94%	N/A
	JPMCB NA CUST FOR COLUMBIA CAPITAL ALLOCATION MODERATE CONSERVATIVE PORTFOLIO 14201 N DALLAS PKWY FL 13 DALLAS TX 75254-2916	Class I	5.32%	N/A
	JPMCB NA CUST FOR COLUMBIA CAPITAL ALLOCATION MODERATE PORTFOLIO 14201 N DALLAS PKWY FL 13 DALLAS TX 75254-2916	Class I	22.11%	N/A

Statement of Additional Information – December 1, 2013	Page 192

Fund	Shareholder Name and Address	Share Class	Percentage of Class	Percentage of Fund (if greater than 25%)
	JPMCB NA CUST FOR COLUMBIA INCOME BUILDER FUND 14201 N DALLAS PKWY FL 13 DALLAS TX 75254-2916	Class I	17.02%	N/A
	JPMCB NA CUST FOR COLUMBIA LIFEGOAL GROWTH PORTFOLIO 14201 N DALLAS PKWY FL 13 DALLAS TX 75254-2916	Class I	27.11%	N/A
	JPMCB NA AS CUSTODIAN FOR THE SC 529 PLAN COLUMBIA MODERATE GROWTH 529 PORTFOLIO 14201 DALLAS PKWY FL 13 DALLAS TX 75254-2916	Class Z	5.59%	N/A
	MERRILL LYNCH, PIERCE, FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTENTION SERVICE TEAM 4800 DEER LAKE DRIVE EAST 3RD FLOOR JACKSONVILLE FL 32246-6484	Class A Class B Class C Class R Class Z	44.12% 39.44% 49.75% 77.41% 64.02%	32.59%
	MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA 2, 3RD FLOOR JERSEY CITY NJ 07311	Class C	5.61%	N/A
	NATIONAL FINANCIAL SERVICES LLC FEBO CUSTOMERS MUTUAL FUNDS 200 LIBERTY STREET 1WFC NEW YORK NY 10281-1003	Class A Class Z	8.33% 6.33%	N/A
	NATIONAL FINANCIAL SERVICES LLC FEBO CUSTOMERS MUTUAL FUNDS 499 WASHINGTON BLVD JERSEY CITY NJ 07310-2010	Class R4	92.77%	N/A
	PERSHING LLC 1 PERSHING PLAZA JERSEY CITY NJ 07399-0002	Class A	9.50%	N/A
	UBS WM USA OMNI ACCOUNT M/F ATTN: DEPARTMENT MANAGER 1000 HARBOR BLVD WEEHAWKEN NJ 07086-6761	Class C	7.49%	N/A
Equity Value Fund	AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE S MINNEAPOLIS MN 55402-2405	Class A Class B Class C Class W	19.67% 6.65% 5.96% 52.78%	N/A
	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	Class Z	11.56%	N/A
	COMMUNITY BANK NA AS CUST FBO SIMED 1165(E) RETIREMENT PLAN 6 RHOADS DR STE 7 UTICA NY 13502-6317	Class R	33.68%	N/A

Statement of Additional Information – December 1, 2013	Page 193

Fund	Shareholder Name and Address	Share Class	Percentage of Class	Percentage of Fund (if greater than 25%)
	DCGT AS TRUSTEE AND/OR CUST FBO PRINCIPAL FINANCIAL GROUP QUALIFIED FIA OMNIBUS ATTN NPIO TRADE DESK 711 HIGH ST DES MOINES IA 50392-0001	Class R	29.22%	N/A
	GREAT WEST TRUST CO TRUST FBO EMPLOYEE BENEFITS CLIENTS 8515 E ORCHARD RD # 2T2 GREENWOOD VLG CO 80111-5002	Class K	5.55%	N/A
	LPL FINANCIAL FBO CUSTOMER ACCOUNTS 9785 TOWNE CENTRE DR SAN DIEGO CA 92121-1968	Class C	5.00%	N/A
	MERRILL LYNCH, PIERCE, FENNER & SMITH INC	Class Y	99.86%	N/A
	FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTENTION SERVICE TEAM 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	Class Z	30.80%
	MG TRUST COMPANY CUST. FBO PEPOSE VISION INSTITUTE PC EMP 700 17TH STREET SUITE 300 DENVER CO 80202-3531	Class K	5.93%	N/A
	MID ATLANTIC TRUST CO FBO GEORGE ELLIOTT INC 401K PSP & TRUST 1251 WATERFRONT PL STE 525 PITTSBURGH PA 15222-4228	Class R	5.98%	N/A
	MLP FENNER & SMITH INC	Class A	6.37%	N/A
	FBO SOLE BENEFIT OF ITS CUSTOMERS	Class B	5.22%
	4800 DEER LAKE DR EAST JACKSONVILLE FL 32246-6484	Class C	15.53%
	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DRIVE EAST 3RD FL JACKSONVILLE FL 32246-6484	Class R	6.37%	N/A
	NATIONAL FINANCIAL SERVICES LLC	Class C	5.61%	N/A
	FEBO CUSTOMERS	Class R5	99.30%
	MUTUAL FUNDS 200 LIBERTY STREET 1WFC NEW YORK NY 10281-1003	Class Z	9.01%
	PERSHING LLC 1 PERSHING PLAZA JERSEY CITY NJ 07399-0002	Class R4	59.24%	N/A
	COLUMBIA MANAGEMENT INVESTMENT ADVISERS, LLC	Class I Class R4	100.00% 38.14%	N/A
	ATTN TIM ARMBRUSTMACHER 50807 AMERIPRISE FINANCIAL CTR MINNEAPOLIS MN 55474-0508	Class W	47.22%
	SCOTT E SILVEY FBO GENERAL POWER & CONTROL 401K PSP & TRUST 5252 GATEWAY DR GEISMAR LA 70734-3409	Class R	6.54%	N/A

Statement of Additional Information – December 1, 2013	Page 194

Fund	Shareholder Name and Address	Share Class	Percentage of Class	Percentage of Fund (if greater than 25%)
	WELLS FARGO BANK FBO 1525 W W T HARRIS BLVD CHARLOTTE NC 28262-8522	Class K	83.71%	N/A
International Value Fund	AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE S MINNEAPOLIS MN 55402-2405	Class B	24.53%	N/A
	CDS ADMINISTRATIVE SERVICES LLC TTECONWAY DEUTH & SCHMIESING PLLP 401KC/O FASCORE LLC 8515 E ORCHARD RD # 2T2 GREENWOOD VLG CO 80111-5002	Class R	19.46%	N/A
	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR BENEFIT OF CUSTOMERS ATTN MUTUAL FUNDS 101 MONTGOMERY STREET SAN FRANCISCO CA 94104-4151	Class A Class R5 Class Z	6.62% 89.00% 11.96%	N/A
	COLUMBIA MANAGEMENT INVESTMENT ADVISERS, LLC ATTN T ARMBRUSTMACHER & V GEHLHAR 50807 AMERIPRISE FINANCIAL CTR MINNEAPOLIS MN 55474-0508	Class I Class R4	100% 14.31%	N/A
	EDWARD D JONES & CO	Class B	14.25%	28.48%
	FOR THE BENEFIT OF CUSTOMERS 12555 MANCHESTER RD SAINT LOUIS MO 63131-3729	Class Z	40.59%
	FIDELITY INVESTMENTS INST L OPS CO FIIOC AS AGENT FOR CERTAIN EMPLOYEE BENEFIT PLANS 100 MAGELLAN WAY # KW1C COVINGTON KY 41015-1999	Class Z	5.72%	N/A
	FIIOC FBO STEFFEN BOOKBINDERS INC RETIREMENT SAVINGS PLAN 100 MAGELLAN WAY (KW1C) COVINGTON KY 41015-1987	Class R	51.44%	N/A
	FIRST CLEARING LLC	Class B	21.19%	N/A
	SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	Class C	8.35%
	MERRILL LYNCH, PIERCE, FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTENTION SERVICE TEAM 4800 DEER LAKE DRIVE EAST 3RD FLOOR JACKSONVILLE FL 32246-6484	Class A Class B Class C Class Z	23.84% 11.93% 30.91% 13.87%	N/A
	MG TRUST COMPANY CUST. FBO BLANKET PROPERTIES LLC EMPLOYEES SA717 17TH ST STE 1300 DENVER CO 80202-3304	Class R	21.68%	N/A
	MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA 2, 3RD FLOOR JERSEY CITY NJ 07311	Class C	9.54%	N/A

Statement of Additional Information – December 1, 2013	Page 195

Fund	Shareholder Name and Address	Share Class	Percentage of Class	Percentage of Fund (if greater than 25%)
	NATIONAL FINANCIAL SERVICES LLC FEBO CUSTOMERS MUTUAL FUNDS 200 LIBERTY STREET 1WFC NEW YORK NY 10281-1003	Class A Class Z	7.17% 8.36%	N/A
	PERSHING LLC 1 PERSHING PLAZA JERSEY CITY NJ 07399-0002	Class B Class R4	10.75% 85.69%	N/A
	RAYMOND JAMES FBO OMNIBUS FOR MUTUAL FUNDS ATTN: COURTNEY WALLER 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	Class A Class C	7.70% 15.72%	N/A
	RELIANCE TRUST COMPANY FBO STAPLE COTTON PO BOX 48529 ATLANTA GA 30362-1529	Class R5	10.96%	N/A
	UBS WM USA	Class A	5.20%	N/A
	OMNI ACCOUNT M/F ATTN: DEPARTMENT MANAGER 1000 HARBOR BLVD WEEHAWKEN NJ 07086-6761	Class C	7.84%
Large Cap Core Fund	AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE S MINNEAPOLIS MN 55402-2405	Class B Class C	26.61% 18.88%	N/A
	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR BENEFIT OF CUSTOMERS ATTN MUTUAL FUNDS 101 MONTGOMERY STREET SAN FRANCISCO CA 94104-4151	Class Z	9.00%	N/A
	COLUMBIA MANAGEMENT INVESTMENT ADVISERS, LLC ATTN T ARMBRUSTMACHER & V GEHLHAR 50807 AMERIPRISE FINANCIAL CTR MINNEAPOLIS MN 55474-0508	Class R5 Class W	100.00% 100.00%	N/A
	FIRST CLEARING LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	Class B	11.52%	N/A
	JPMCB NA CUST FOR COLUMBIA CAPITAL ALLOCATION AGGRESSIVE PORTFOLIO 14201 N DALLAS PKWY FL 13 DALLAS TX 75254-2916	Class I	18.08%	N/A
	JPMCB NA CUST FOR COLUMBIA CAPITAL ALLOCATION MODERATE AGGRESSIVE PORTFOLIO 14201 N DALLAS PKWY FL 13 DALLAS TX 75254-2916	Class I	26.53%	N/A
	JPMCB NA CUST FOR COLUMBIA CAPITAL ALLOCATION MODERATE CONSERVATIVE PORTFOLIO 14201 N DALLAS PKWY FL 13 DALLAS TX 75254-2916	Class I	5.90%	N/A

Statement of Additional Information – December 1, 2013	Page 196

Fund	Shareholder Name and Address	Share Class	Percentage of Class	Percentage of Fund (if greater than 25%)
	JPMCB NA CUST FOR COLUMBIA CAPITAL ALLOCATION MODERATE PORTFOLIO 14201 N DALLAS PKWY FL 13 DALLAS TX 75254-2916	Class I	18.94%	N/A
	JPMCB NA CUST FOR COLUMBIA LIFEGOAL GROWTH PORTFOLIO 14201 N DALLAS PKWY FL 13 DALLAS TX 75254-2916	Class I	29.18%	N/A
	MERRILL LYNCH PIERCE FENNER & SMITH FOR THE SOLE BENEFIT OF IT CUSTOMER 4800 DEER LAKE DR E JACKSONVILLE FL 32246-6484	Class A Class B Class C Class Z	75.91% 44.14% 25.01% 69.39%	54.51%
	MORGAN STANLEY & CO HARBORSIDE FINANCIAL CENTER PLAZA II, 3RD FLOOR JERSEY CITY NJ 07311	Class C	25.46%	N/A
	UBS WM USA OMNI ACCOUNT M/F ATTN: DEPARTMENT MANAGER 1000 HARBOR BLVD WEEHAWKEN NJ 07086-6761	Class C	5.52%	N/A
Large Cap Enhanced Core Fund	AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE S MINNEAPOLIS MN 55402-2405	Class A	10.34%	N/A
	COLUMBIA THERMOSTAT FUND 227 W MONROE ST STE 3000 CHICAGO IL 60606-5018	Class I	99.98%	N/A
	JOANNE HALE WENDY HALE FBO MCCREA-HALE INSURANCE AGENCY 401 K PLAN 805 S WHEATLEY ST, STE 600 RIDGELAND MS 39157-5005	Class R	10.93%	N/A
	MERRILL LYNCH, PIERCE, FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTENTION SERVICE TEAM 4800 DEER LAKE DRIVE EAST 3RD FLOOR JACKSONVILLE FL 32246-6484	Class A Class R Class Y Class Z	34.06% 14.19% 99.91% 90.14%	76.18%
	MID ATLANTIC TRUST COMPANY FBO LOESCHE AMERICA INC 401 K PROFIT SHARING PLAN & TRUST 1251 WATERFRONT PL STE 525 PITTSBURGH PA 15222-4228	Class R	5.39%	N/A
	NATIONAL FINANCIAL SERVICES LLC FEBO CUSTOMERS MUTUAL FUNDS 200 LIBERTY STREET 1WFC NEW YORK NY 10281-1003	Class A Class R	24.85% 6.09%	N/A
	ROBERT E. BEACH, MARTHA BEACH FBO ROBERT E. BEACH ARCHITECTS, LLC 401(K) PLAN 805 S. WHEATLEY STREET, SUITE 600 RIDGELAND MS 39157-5005	Class R	8.14%	N/A

Statement of Additional Information – December 1, 2013	Page 197

Fund	Shareholder Name and Address	Share Class	Percentage of Class	Percentage of Fund (if greater than 25%)
	STATE STREET BANK CUST FBO ADP ACCESS 1 LINCOLN ST BOSTON MA 02111-2901	Class R	39.76%	N/A
Large Cap Index Fund	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	Class B	31.19%	N/A
	COLUMBIA MANAGEMENT INVESTMENT ADVISERS, LLC ATTN TIM ARMBRUSTMACHER 50807 AMERIPRISE FINANCIAL CTR MINNEAPOLIS MN 55474-0508	Class I	100.00%	N/A
	EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS 12555 MANCHESTER RD SAINT LOUIS MO 63131-3729	Class B	6.79%	N/A
	FIDELITY INVESTMENTS INST L OPS CO FIIOC AS AGENT FOR CERTAIN EMPLOYEE BENEFIT PLANS 100 MAGELLAN WAY # KW1C COVINGTON KY 41015-1999	Class Z	6.25%	N/A
	FIRST CLEARING LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	Class B	7.51%	N/A
	GREAT WEST TRUST CO FBO EMPLOYEE BENEFITS CLIENTS 401(K) PLAN 8515 E ORCHARD RD # 2T2 GREENWOOD VLG CO 80111-5002	Class A	8.91%	N/A
	GREAT-WEST TRUST COMPANY LLC TRUSTEE FEMPLOYEE BENEFITS CLIENTS 401K 8515 E ORCHARD RD # 2T2 GREENWOOD VLG CO 80111-5002	Class R5	7.40%	N/A
	GREAT-WEST TRUST COMPANY LLC TRUSTEE FNATIONAL ACCOUNTS HEALTH 8515 E ORCHARD RD # 2T2 GREENWOOD VLG CO 80111-5002	Class R5	42.73%	N/A
	MERRILL LYNCH, PIERCE, FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTENTION SERVICE TEAM 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	Class B Class Z	5.17% 23.20%	N/A
	NATIONAL FINANCIAL SERVICES LLC FEBO CUSTOMERS MUTUAL FUNDS 200 LIBERTY STREET 1WFC NEW YORK NY 10281-1003	Class A Class B	5.06% 15.11%	N/A

Statement of Additional Information – December 1, 2013	Page 198

Fund	Shareholder Name and Address	Share Class	Percentage of Class	Percentage of Fund (if greater than 25%)
	RELIANCE TRUST CO FBO RETIREMENT PLANS SERVICED BY METLIF 8515 E ORCHARD RD # 2T2 GREENWOOD VLG CO 80111-5002	Class A	5.86%	N/A
	STATE STREET BK & TR ROTH IRA MATTHEW A MCDONALD 572 S 1200 E MAPLETON UT 84664-4720	Class B	6.06%	N/A
	VRSCO FBO AIGFSB CUSTODIAN TRUSTEE FBO BAPTIST HEALTH SYSTEM 403B 2929 ALLEN PKWY STE A6-20 HOUSTON TX 77019-7117	Class A	5.49%	N/A
	WELLS FARGO BANK NA FBO CITY OF GLENDALE DEFERRED COMP C/O FASCORE LLC 8515 E ORCHARD RD # 2T2 GREENWOOD VLG CO 80111-5002	Class R5	47.72%	N/A
Marsico 21st Century Fund	AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE S MINNEAPOLIS MN 55402-2405	Class A Class B	28.55% 16.27%	N/A
	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR BENEFIT OF CUSTOMERS ATTN MUTUAL FUNDS 101 MONTGOMERY STREET SAN FRANCISCO CA 94104-4151	Class Z	6.56%	N/A
	FIRST CLEARING LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	Class C Class B Class Z	9.22% 17.12% 13.07%	N/A
	HARTFORD LIFE INS. CO. SEPARATE ACCOUNT ATTN UIT OPERATIONS PO BOX 2999 HARTFORD CT 06104-2999	Class R	20.47%	N/A
	HARTFORD SECURITIES DISTRIBUTION COMPANY INC ATTN UIT OPERATIONS/PRG PO BOX 2999 HARTFORD CT 06104-2999	Class R	22.39%	N/A
	LPL FINANCIAL 9785 TOWNE CENTRE DR SAN DIEGO CA 92121-1968	Class C Class Z	8.05% 17.34%	N/A
	MERRILL LYNCH, PIERCE, FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTENTION SERVICE TEAM 4800 DEER LAKE DRIVE EAST 3RD FLOOR JACKSONVILLE FL 32246-6484	Class A Class B Class C Class R Class Z	11.23% 21.13% 25.12% 5.36% 20.03%	N/A
	MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA 2, 3RD FLOOR JERSEY CITY NJ 07311	Class B Class C Class Z	10.09% 18.27% 12.29%	N/A

Statement of Additional Information – December 1, 2013	Page 199

Fund	Shareholder Name and Address	Share Class	Percentage of Class	Percentage of Fund (if greater than 25%)
	NATIONAL FINANCIAL SERVICES LLC FEBO CUSTOMERS MUTUAL FUNDS 200 LIBERTY STREET 1WFC NEW YORK NY 10281-1003	Class A Class B Class C Class R4 Class Z	10.13% 6.77% 5.27% 14.95% 8.08%	N/A
	PERSHING LLC 1 PERSHING PLAZA JERSEY CITY NJ 07399-0002	Class A Class B Class C Class R4	5.49% 11.15% 5.58% 83.44%	N/A
	UBS WM USA OMNI ACCOUNT M/F ATTN: DEPARTMENT MANAGER 1000 HARBOR BLVD WEEHAWKEN NJ 07086-6761	Class A Class C	13.51% 8.41%	N/A
Marsico Focused Equities Fund(b)	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR BENEFIT OF CUSTOMERS ATTN MUTUAL FUNDS 101 MONTGOMERY STREET SAN FRANCISCO CA 94104-4151	Class Z	22.63%	N/A
	COLUMBIA MANAGEMENT INVESTMENT ADVISERS, LLC ATTN T ARMBRUSTMACHER & V GEHLHAR 50807 AMERIPRISE FINANCIAL CTR MINNEAPOLIS MN 55474-0508	Class I	100.00%	N/A
	FIIOC FBO AIRTRAN AIRWAYS INC 100 MAGELLAN WAY (KW1C) COVINGTON KY 41015-1987	Class Z	9.67%	N/A
	FIRST CLEARING LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	Class Z Class B Class C	8.31% 9.36% 5.46%	N/A
	LPL FINANCIAL 9785 TOWNE CENTRE DR SAN DIEGO CA 92121-1968	Class A	6.67%	N/A
	MERRILL LYNCH, PIERCE, FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTENTION SERVICE TEAM 4800 DEER LAKE DRIVE EAST 3RD FLOOR JACKSONVILLE FL 32246-6484	Class A Class B Class C Class Z	29.80% 53.32% 52.97% 25.51%	34.21%
	MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA 2, 3RD FLOOR JERSEY CITY NJ 07311	Class C Class Z	11.75% 6.57%	N/A
	NATIONAL FINANCIAL SERVICES LLC FEBO CUSTOMERS MUTUAL FUNDS 200 LIBERTY STREET 1WFC NEW YORK NY 10281-1003	Class A Class Z Class R4	6.50% 6.06% 99.48%	N/A
	RAYMOND JAMES FBO OMNIBUS FOR MUTUAL FUNDS ATTN: COURTNEY WALLER 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	Class A Class C	10.53% 10.82%	N/A

Statement of Additional Information – December 1, 2013	Page 200

Fund	Shareholder Name and Address	Share Class	Percentage of Class	Percentage of Fund (if greater than 25%)
	UBS WM USA OMNI ACCOUNT M/F ATTN: DEPARTMENT MANAGER 1000 HARBOR BLVD WEEHAWKEN NJ 07086-6761	Class A Class C	5.46% 5.90%	N/A
Marsico Global Fund	AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE S MINNEAPOLIS MN 55402-2405	Class A Class C	42.69% 17.63%	27.69%
	COLUMBIA MANAGEMENT INVESTMENT ADVISERS, LLC ATTN TIM ARMBRUSTMACHER 50807 AMERIPRISE FINANCIAL CTR MINNEAPOLIS MN 55474-0508	Class A Class C Class R Class Z	10.12% 49.24% 78.98% 29.83%	N/A
	COYLE MASCHERI SHUE TTEE FBO CHAPMAN COYLE CHAPMAN & ASSOC AIA 4 C/O FASCORE LLC 8515 E ORCHARD RD # 2T2 GREENWOOD VLG CO 80111-5002	Class R	18.12%	N/A
	FIRST CLEARING LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	Class C	6.06%	N/A
	MERRILL LYNCH, PIERCE, FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTENTION SERVICE TEAM 4800 DEER LAKE DRIVE EAST 3RD FLOOR JACKSONVILLE FL 32246-6484	Class A Class C Class Z	7.31% 7.45% 19.00%	N/A
	NATIONAL FINANCIAL SERVICES LLC FEBO CUSTOMERS MUTUAL FUNDS 200 LIBERTY STREET 1WFC NEW YORK NY 10281-1003	Class A Class Z	29.42% 32.50%	N/A
	RAYMOND JAMES FBO OMNIBUS FOR MUTUAL FUNDS ATTN: COURTNEY WALLER 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	Class Z	12.99%	N/A
	MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA 2, 3RD FLOOR JERSEY CITY NJ 07311	Class A	21.31%	N/A
Marsico Growth Fund	AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE S MINNEAPOLIS MN 55402-2405	Class A Class B	14.37% 6.19%	N/A
	CHARLES SCHWAB & CO INC SPECIAL CUSTODY A/C FBO CUSTOMERS ATTN MUTUAL FUND DEPT 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	Class R5 Class Z	99.45% 7.06%	N/A
	COLUMBIA MANAGEMENT INVESTMENT ADVISERS, LLC ATTN TIM ARMBRUSTMACHER 50807 AMERIPRISE FINANCIAL CTR MINNEAPOLIS MN 55474-0508	Class I Class W	100.00% 100.00%	N/A

Statement of Additional Information – December 1, 2013	Page 201

Fund	Shareholder Name and Address	Share Class	Percentage of Class	Percentage of Fund (if greater than 25%)
	FIRST CLEARING LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	Class B	5.42%	N/A
	HARTFORD LIFE INS. CO. SEPARATE ACCOUNT ATTN UIT OPERATIONS PO BOX 2999 HARTFORD CT 06104-2999	Class R	47.97%	N/A
	HARTFORD SECURITIES DISTRIBUTION COMPANY INC ATTN UIT OPERATIONS/PRG PO BOX 2999 HARTFORD CT 06104-2999	Class R	11.18%	N/A
	LPL FINANCIAL 9785 TOWNE CENTRE DR SAN DIEGO CA 92121-1968	Class B Class C Class Z	5.13% 10.02% 37.36%	N/A
	MERRILL LYNCH PIERCE FENNER & SMITH FOR THE SOLE BENEFIT OF IT CUSTOMER 4800 DEER LAKE DR E JACKSONVILLE FL 32246-6484	Class A	16.43%	N/A
		Class B	46.21%
		Class C	48.81%
		Class R	8.26%
		Class Z	22.76%
	MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA 2, 3RD FLOOR JERSEY CITY NJ 07311	Class B Class C Class Z	11.45% 14.65% 8.16%	N/A
	PERSHING LLC 1 PERSHING PLAZA JERSEY CITY NJ 07399-0002	Class B Class R4	8.18% 99.88%	N/A
	STIFEL NICOLAUS & CO INC EXCLUSIVE BENEFIT OF CUSTOMERS 501 N BROADWAY SAINT LOUIS MO 63102-2188	Class Z	9.13%	N/A
	UBS WM USA OMNI ACCOUNT M/F ATTN: DEPARTMENT MANAGER 1000 HARBOR BLVD WEEHAWKEN NJ 07086-6761	Class A Class C	13.38% 5.34%	N/A
Marsico International Opportunities Fund	AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE S MINNEAPOLIS MN 55402-2405	Class A Class B Class C	13.82% 16.87% 6.99%	N/A
	CAPITAL BANK & TRUST COMPANY TRUSTEE ANDRE PROST INC 401K PSP & TRUST 8515 E ORCHARD RD # 2T2 GREENWOOD VLG CO 80111-5002	Class R	15.41%	N/A
	CAPTITAL BANK & TRUST COMPANY TRUSTEE HMT MARKETING INC 401K 8515 E ORCHARD RD # 2T2 GREENWOOD VLG CO 80111-5002	Class R	6.45%	N/A
	COLUMBIA MANAGEMENT INVESTMENT ADVISERS, LLC ATTN T ARMBRUSTMACHER & V GEHLHAR 50807 AMERIPRISE FINANCIAL CENTER MINNEAPOLIS MN 55474-0508	Class I	100.00%	N/A

Statement of Additional Information – December 1, 2013	Page 202

Fund	Shareholder Name and Address	Share Class	Percentage of Class	Percentage of Fund (if greater than 25%)
	COUNSEL TRUST DBA MATC FBO FEIRICH/MAGER/GREEN/RYAN 401K PSP & TRUST 1251 WATERFRONT PL STE 525 PITTSBURGH PA 15222-4228	Class R	6.99%	N/A
	FIRST CLEARING LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	Class B Class C	14.22% 9.93%	N/A
	FRONTIER TRUST CO FBO MCFARLAND & SON FUNERAL SERVICES CO PO BOX 10758 FARGO ND 58106-0758	Class R	6.62%	N/A
	HARTFORD LIFE INS. CO. SEPARATE ACCOUNT ATTN UIT OPERATIONS PO BOX 2999 HARTFORD CT 06104-2999	Class R	12.01%	N/A
	HARTFORD SECURITIES DISTRIBUTION COMPANY INC ATTN UIT OPERATIONS/PRG PO BOX 2999 HARTFORD CT 06104-2999	Class R	23.17%	N/A
	JP MORGAN CHASE AS TRUSTEE FBO CITIZENS PENSION PLAN MASTER TRUST U/A DTD 06/01/1998 ATTN WILLAM B CANNA 3 METROTECH CENTER FL #6 BROOKLYN NY 11201-8401	Class Z	21.05%	N/A
	MERRILL LYNCH, PIERCE, FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTENTION SERVICE TEAM 4800 DEER LAKE DRIVE EAST 3RD FLOOR JACKSONVILLE FL 32246-6484	Class A Class B Class C Class Z	11.03% 28.86% 21.80% 64.78%	45.63%
	MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA 2, 3RD FLOOR JERSEY CITY NJ 07311	Class B Class C	6.55% 13.63%	N/A
	NATIONAL FINANCIAL SERVICES LLC FEBO CUSTOMERS MUTUAL FUNDS 200 LIBERTY STREET 1WFC NEW YORK NY 10281-1003	Class A Class C	6.50% 19.86%	N/A
	PERSHING LLC 1 PERSHING PLAZA JERSEY CITY NJ 07399-0002	Class B Class C	6.59% 5.65%	N/A
		Class R4	98.05%
Mid Cap Index Fund	CHARLES SCHWAB & CO INC SPECIAL CUSTODY FBO CUSTOMERS ATTN MUTUAL FUND DEPT 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	Class R5 Class Z	61.66% 10.74%	N/A

Statement of Additional Information – December 1, 2013	Page 203

Fund	Shareholder Name and Address	Share Class	Percentage of Class	Percentage of Fund (if greater than 25%)
	COLUMBIA MANAGEMENT INVESTMENT ADVISERS, LLC ATTN T ARMBRUSTMACHER & V GEHLHAR 50807 AMERIPRISE FINANCIAL CENTER MINNEAPOLIS MN 55474-0508	Class I	100.00%	N/A
	FIFTH THIRD BANK TRUSTEE FBO VARIOUS FASCORE LLC RECORDKEPT 8515 E ORCHARD RD # 2T2 GREENWOOD VLG CO 80111-5002	Class A	5.41%	N/A
	MERRILL LYNCH, PIERCE, FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTENTION SERVICE TEAM 4800 DEER LAKE DRIVE EAST 3RD FLOOR JACKSONVILLE FL 32246-6484	Class A Class Z	5.01% 34.92%	26.85%
	NATIONAL FINANCIAL SERVICES LLC FEBO CUSTOMERS MUTUAL FUNDS 200 LIBERTY STREET 1WFC NEW YORK NY 10281-1003	Class A Class R5 Class Z	6.40% 11.84% 6.62%	N/A
	NEW YORK LIFE TRUST COMPANY 690 CANTON ST STE 100 WESTWOOD MA 02090-2344	Class A	5.17%	N/A
	PERSHING LLC 1 PERSHING PLAZA JERSEY CITY NJ 07399-0002	Class R5	5.10%	N/A
	STANDARD INSURANCE COMPANY 1100 SW 6TH AVE ATTN: SEP ACCT P11D PORTLAND OR 97204-1093	Class R5	5.58%	N/A
	TAYNIK & CO C/O INVESTORS BANK & TRUST CO 200 CLARENDON ST FL 17 BOSTON MA 02116-5097	Class A	10.27%	N/A
Mid Cap Value Fund	AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE S MINNEAPOLIS MN 55402-2405	Class A	5.18%	N/A
		Class B	9.58%
		Class W	99.99%
	CHARLES SCHWAB & CO INC CUST A/C FOR THE EXCLUSIVE BENEFIT ATTENTION MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	Class K Class R5 Class Z	16.29% 60.14% 6.86%	N/A
	CITY NATIONAL BANK FBO C&D ZODIAC 401K SAVING PLAN 555 S FLOWER ST FL 10 LOS ANGELES CA 90071-2300	Class Y	30.89%	N/A
	CITY NATIONAL BANK FBO CNC PSP POOLED ACCOUNT 555 S FLOWER ST FL 10 LOS ANGELES CA 90071-2300	Class Y	64.39%	N/A
	COLUMBIA MANAGEMENT INVESTMENT ADVISERS, LLC ATTN T ARMBRUSTMACHER & V GEHLHAR 50807 AMERIPRISE FINANCIAL CTR MINNEAPOLIS MN 55474-0508	Class K	83.71%	N/A

Statement of Additional Information – December 1, 2013	Page 204

Fund	Shareholder Name and Address	Share Class	Percentage of Class	Percentage of Fund (if greater than 25%)
	DCGT AS TRUSTEE AND/OR CUST FBO PRINCIPAL FINANCIAL GROUP QUALIFIED PRIN ADVTG OMNIBUS ATTN NPIO TRADE DESK 711 HIGH ST DES MOINES IA 50392-0001	Class R	5.16%	N/A
	EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS 12555 MANCHESTER RD SAINT LOUIS MO 63131-3729	Class Z	41.26%	N/A
	FIRST CLEARING LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	Class B Class C	15.99% 12.77%	N/A
	GREAT WEST LIFE & ANNUITY C/O FASCORE LLC 8515 E ORCHARD RD # 2T2 GREENWOOD VLG CO 80111-5002	Class R	5.54%	N/A
	HARTFORD LIFE INS. CO. SEPARATE ACCOUNT ATTN UIT OPERATIONS PO BOX 2999 HARTFORD CT 06104-2999	Class R	24.01%	N/A
	HARTFORD SECURITIES DISTRIBUTION COMPANY INC ATTN UIT OPERATIONS/PRG PO BOX 2999 HARTFORD CT 06104-2999	Class R	12.48%	N/A
	ING LIFE INSURANCE & ANNUITY CO ING FUND OPERATIONS 1 ORANGE WAY WINDSOR CT 06095-4773	Class A	5.97%	N/A
	JPMCB NA CUST FOR COLUMBIA CAPITAL ALLOCATION AGGRESSIVE PORTFOLIO 14201 N DALLAS PKWY FL 13 DALLAS TX 75254-2916	Class I	10.89%	N/A
	JPMCB NA CUST FOR COLUMBIA CAPITAL ALLOCATION MODERATE AGGRESSIVE PORTFOLIO 14201 N DALLAS PKWY FL 13 DALLAS TX 75254-2916	Class I	53.60%	N/A
	JPMCB NA CUST FOR COLUMBIA CAPITAL ALLOCATION MODERATE PORTFOLIO 14201 N DALLAS PKWY FL 13 DALLAS TX 75254-2916	Class I	17.95%	N/A
	JPMCB NA CUST FOR COLUMBIA CAPITAL ALLOCATION MODERATE CONSERVATIVE PORTFOLIO 14201 N DALLAS PKWY FL 13 DALLAS TX 75254-2916	Class I	12.17%	N/A
	LPL FINANCIAL FBO CUSTOMER ACCOUNTS 9785 TOWNE CENTRE DR SAN DIEGO CA 92121-1968	Class C	6.99%	N/A

Statement of Additional Information – December 1, 2013	Page 205

Fund	Shareholder Name and Address	Share Class	Percentage of Class	Percentage of Fund (if greater than 25%)
	MERRILL LYNCH, PIERCE, FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTENTION SERVICE TEAM 4800 DEER LAKE DRIVE EAST 3RD FLOOR JACKSONVILLE FL 32246-6484	Class A Class B Class C Class Z	6.38% 11.48% 21.37% 17.52%	N/A
	MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA 2, 3RD FLOOR JERSEY CITY NJ 07311	Class B Class C	10.26% 12.63%	N/A
	NATIONAL FINANCIAL SERVICES LLC FEBO CUSTOMERS MUTUAL FUNDS 200 LIBERTY STREET 1WFC NEW YORK NY 10281-1003	Class A Class B Class C Class R5	11.70% 7.43% 6.56% 38.93%	N/A
	PERSHING LLC 1 PERSHING PLAZA JERSEY CITY NJ 07399-0002	Class A Class B Class C	5.09% 11.47% 6.03%	N/A
	RAYMOND JAMES FBO OMNIBUS FOR MUTUAL FUNDS ATTN: COURTNEY WALLER 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	Class C	6.21%	N/A
	RBC CAPITAL MARKETS, LLC MUTUAL FUND OMNIBUS PROCESSING OMNIBUS ATTN MUTUAL FUND OPS MANAGER 510 MARQUETTE AVE S MINNEAPOLIS MN 55402-1110	Class C	6.12%	N/A
	UBS WM USA OMNI ACCOUNT M/F ATTN: DEPARTMENT MANAGER 1000 HARBOR BLVD WEEHAWKEN NJ 07086-6761	Class C	5.43%	N/A
	VANTAGETRUST - NAV 777 N CAPITOL ST NE WASHINGTON DC 20002-4239	Class R4	53.66%	N/A
	VANTAGETRUST - UNITIZED 777 N CAPITOL ST NE WASHINGTON DC 20002-4239	Class R4	45.93%	N/A
Multi-Advisor International Equity Fund	AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE S MINNEAPOLIS MN 55402-2405	Class A Class B Class C Class W	9.79% 14.88% 5.98% 100.00%	34.00%
	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	Class K	73.67%	N/A
	COLUMBIA MANAGEMENT INVESTMENT ADVISER, LLC ATTN T ARMBRUSTMACHER & V GEHLHAR 50807 AMERIPRISE FINANCIAL CENTER MINNEAPOLIS MN 55474-0508	Class K Class R4 Class R5	6.92% 100.00% 95.96%	N/A
	FIRST CLEARING LLC 2801 MARKET ST SAINT LOUIS MO 63103-2523	Class C Class K	10.25% 16.24%	N/A

Statement of Additional Information – December 1, 2013	Page 206

Fund	Shareholder Name and Address	Share Class	Percentage of Class	Percentage of Fund (if greater than 25%)
	FRONTIER TRUST CO FBO RHEUMATOLOGY CONSULTANTS WNY PC 40 PO BOX 10758 FARGO ND 58106-0758	Class R	7.57%	N/A
	FRONTIER TRUST COMPANY FBO B & L CORPORATION 401(K) PLAN PO BOX 10758 FARGO ND 58106-0758	Class R	7.26%	N/A
	FRONTIER TRUST COMPANY FBO C. ANTHONY PHILLIPS ACCOUNTANCY 401 PO BOX 10758 FARGO ND 58106-0758	Class R	7.42%	N/A
	FRONTIER TRUST COMPANY FBO EFK MOEN 401(K) PLAN PO BOX 10758 FARGO ND 58106-0758	Class R	16.97%	N/A
	FRONTIER TRUST COMPANY FBO FINANCIAL NETWORK AUDIT, LLC 401(K) PO BOX 10758 FARGO ND 58106-0758	Class R	7.56%	N/A
	FRONTIER TRUST COMPANY FBO HOSPICE ADVANTAGE 401 K PLAN PO BOX 10758 FARGO ND 58106-0758	Class R	16.54%	N/A
	FRONTIER TRUST COMPANY FBO NORDAAS AMERICAN HOMES OF MN LAKE , PO BOX 10758 FARGO ND 58106-0758	Class R	7.80%	N/A
	FRONTIER TRUST COMPANY FBO RGS 401(K) PLAN PO BOX 10758 FARGO ND 58106-0758	Class R	7.85%	N/A
	JPMCB NA CUST FOR COLUMBIA INCOME BUILDER FUND 14201 N DALLAS PKWY FL 13 DALLAS TX 75254-2916	Class I	99.94%	N/A
	MERRILL LYNCH PIERCE FENNER & SMITH FOR THE SOLE BENEFIT OF IT CUSTOMER 4800 DEER LAKE DR E JACKSONVILLE FL 32246-6484	Class Z	74.22%	N/A
	MLP FENNER & SMITH INC FBO SOLE BENEFIT OF ITS CUSTOMERS 4800 DEER LAKE DR EAST JACKSONVILLE FL 32246-6484	Class A Class C	5.75% 12.30%	N/A
	STATE STREET BANK AND TRUST CO CUST FBO NUSCO NON UNION MEDICAL TRUST 56 PROSPECT ST HARTFORD CT 06103-2818	Class Y	99.98%	N/A
Overseas Value Fund	AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE S MINNEAPOLIS MN 55402-2405	Class A Class B Class C	21.77% 23.62% 22.81%	N/A

Statement of Additional Information – December 1, 2013	Page 207

Fund	Shareholder Name and Address	Share Class	Percentage of Class	Percentage of Fund (if greater than 25%)
	CHARLES SCHWAB & CO INC CUST A/C FOR THE EXCLUSIVE BENEFIT ATTENTION MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	Class K	44.88%	N/A
	COLUMBIA MANAGEMENT INVESTMENT ADVISERS, LLC ATTN T ARMBRUSTMACHER & V GEHLHAR 50807 AMERIPRISE FINANCIAL CTR MINNEAPOLIS MN 55474-0508	Class W Class Z	100.00% 97.75%	N/A
	FIRST CLEARING LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	Class K	51.21%	N/A
	JPMCB NA CUST FOR COLUMBIA CAPITAL ALLOCATION MODERATE AGGRESSIVE PORTFOLIO 14201 N DALLAS PKWY FL 13 DALLAS TX 75254-2916	Class I	92.65%	N/A
	JPMCB NA CUST FOR COLUMBIA VP-ASSET ALLOCATION FUND 14201 N DALLAS PKWAY FL 13 DALLAS TX 75254-2916	Class I	7.31%	N/A
Small Cap Index Fund	AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE S MINNEAPOLIS MN 55402-2405	Class A Class B	7.16% 9.97%	N/A
	CHARLES SCHWAB & CO INC SPECIAL CUSTODY A/C FBO CUSTOMERS ATTN MUTUAL FUND DEPT 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	Class R5 Class Z	18.72% 7.45%	N/A
	COLUMBIA MANAGEMENT INVESTMENT ADVISERS, LLC ATTN TIM ARMBRUSTMACHER 50807 AMERIPRISE FINANCIAL CENTER MINNEAPOLIS MN 55474-0508	Class I	100.00%	N/A
	FIDELITY INVESTMENTS INST L OPS CO FIIOC AS AGENT FOR CERTAIN EMPLOYEE BENEFIT PLANS 100 MAGELLAN WAY # KW1C COVINGTON KY 41015-1999	Class Z	5.50%	N/A
	FIIOC FBO PROJECT ASSOCIATES 100 MAGELLAN WAY # KW1C COVINGTON KY 41015-1987	Class R5	7.58%	N/A
	MERRILL LYNCH PIERCE FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS 4800 DEER LAKE DR E JACKSONVILLE FL 32246-6484	Class Z	36.95%	N/A
	PERSHING LLC 1 PERSHING PLAZA JERSEY CITY NJ 07399-0002	Class R5	27.17%	N/A

Statement of Additional Information – December 1, 2013	Page 208

Fund	Shareholder Name and Address	Share Class	Percentage of Class	Percentage of Fund (if greater than 25%)
	WELLS FARGO BANK FBO 1525 W W T HARRIS BLVD CHARLOTTE NC 28262-8522	Class K	82.71%	N/A
Small Cap Value Fund II	AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE S MINNEAPOLIS MN 55402-2405	Class A Class B	6.89% 19.90%	N/A
	CHARLES SCHWAB & CO INC SPECIAL CUSTODY FBO CUSTOMERS ATTN MUTUAL FUND DEPT 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	Class R5	29.38%	N/A
	DCGT AS TRUSTEE AND/OR CUST FBO PRINCIPAL FINANCIAL GROUP QUALIFIED PRIN ADVTG OMNIBUS ATTN NPIO TRADE DESK 711 HIGH ST DES MOINES IA 50392-0001	Class R	7.49%	N/A
	DCGT AS TRUSTEE AND/OR CUST FBO PRINCIPAL FINANCIAL GROUP QUALIFIED FIA OMNIBUS ATTN NPIO TRADE DESK 711 HIGH ST DES MOINES IA 50392-0001	Class R	6.81%	N/A
	EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS 12555 MANCHESTER RD SAINT LOUIS MO 63131-3729	Class Z	15.00%	N/A
	FIDELITY INVESTMENTS INST L OPS CO FIIOC AS AGENT FOR CERTAIN EMPLOYEE BENEFIT PLANS 100 MAGELLAN WAY # KW1C COVINGTON KY 41015-1999	Class Z	8.85%	N/A
	FIRST CLEARING LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	Class B Class C	26.46% 11.68%	N/A
	HARTFORD LIFE INS. CO. SEPARATE ACCOUNT ATTN UIT OPERATIONS PO BOX 2999 HARTFORD CT 06104-2999	Class R	25.03%	N/A
	HARTFORD SECURITIES DISTRIBUTION COMPANY INC ATTN UIT OPERATIONS/PRG PO BOX 2999 HARTFORD CT 06104-2999	Class R	15.49%	N/A
	JPMCB NA CUST FOR COLUMBIA CAPITAL ALLOCATION MODERATE AGGRESSIVE PORTFOLIO 14201 N DALLAS PKWY FL 13 DALLAS TX 75254-2916	Class I	92.01%	N/A
	JPMCB NA CUST FOR COLUMBIA VP-ASSET ALLOCATION FUND 14201 N DALLAS PKWAY FL 13 DALLAS TX 75254-2916	Class I	7.97%	N/A

Statement of Additional Information – December 1, 2013	Page 209

Fund	Shareholder Name and Address	Share Class	Percentage of Class	Percentage of Fund (if greater than 25%)
	MERRILL LYNCH, PIERCE, FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTENTION SERVICE TEAM 4800 DEER LAKE DRIVE EAST 3RD FLOOR JACKSONVILLE FL 32246-6484	Class A Class B Class C Class Z	7.40% 11.45% 21.86% 17.13%	N/A
	NATIONAL FINANCIAL SERVICES LLC FEBO CUSTOMERS MUTUAL FUNDS 200 LIBERTY STREET 1WFC NEW YORK NY 10281-1003	Class A Class B Class C Class R4 Class R5 Class Y Class Z	6.49% 13.35% 7.34% 5.40% 69.82% 87.75% 19.53%	N/A
	PERSHING LLC 1 PERSHING PLAZA JERSEY CITY NJ 07399-0002	Class B Class C Class R4	7.15% 6.29% 94.32%	N/A
	RAYMOND JAMES FBO OMNIBUS FOR MUTUAL FUNDS ATTN: COURTNEY WALLER 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	Class C	19.31%	N/A
	RBC CAPITAL MARKETS, LLC MUTUAL FUND OMNIBUS PROCESSING OMNIBUS ATTN MUTUAL FUND OPS MANAGER 510 MARQUETTE AVE S MINNEAPOLIS MN 55402-1110	Class C	7.00%	N/A
	SUPPLEMENTAL INCOME TRUST FUND PO BOX 8338 BOSTON MA 02266-8338	Class A	15.25%	N/A
	VANGUARD FDUCIARY TRUST CO PO BOX 2600 VM 613 ATTN: OUTSIDE FUNDS VALLEY FORGE PA 19482-2600	Class Y	12.22%	N/A

Funds with Fiscal Period Ending March 31:

Except as otherwise indicated, the information below is as of June 30, 2013:

Fund	Shareholder Name and Address	Share Class	Percentage of Class	Percentage of Fund (if greater than 25%)
Short Term Bond Fund	AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE S MINNEAPOLIS MN 55402-2405	Class W Class A Class B Class C	99.93% 23.41% 12.93% 9.28%	N/A
	CHARLES SCHWAB & CO INC SPECIAL CUSTODY FBO CUSTOMERS ATTN MUTUAL FUND DEPT 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	Class R5	99.64%	N/A
	COLUMBIA THERMOSTAT FUND C/O PAULA RYAN 227 W MONROE ST STE 3000 CHICAGO IL 60606-5018	Class I	100.00%	N/A

Statement of Additional Information – December 1, 2013	Page 210

Fund	Shareholder Name and Address	Share Class	Percentage of Class	Percentage of Fund (if greater than 25%)
	CLISE PROPERTIES INC 1700 7TH AVE STE 1800 SEATTLE WA 98101-1312	Class Y	32.70%	N/A
	FIRST CLEARING LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	Class C	10.18%	N/A
	FRONTIER TRUST COMPANY FBO ANDREINI BROS INC EMPLOYEES PS PLAN PO BOX 10758 FARGO ND 58106-0758	Class R	9.32%	N/A
	FRONTIER TRUST COMPANY FBO NORTH ALABAMA INSURANCE, INC. ALAR PO BOX 10758 FARGO ND 58106-0758	Class R	5.99%	N/A
	FRONTIER TRUST COMPANY FBO S B I 401 K PLAN PO BOX 10758 FARGO ND 58106-0758	Class R	8.15%	N/A
	MERRILL LYNCH, PIERCE, FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTENTION SERVICE TEAM 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	Class A Class B Class C Class Z Class R Class Y	9.33% 13.68% 31.03% 77.05% 62.93% 67.27%	50.68%
	NATIONAL FINANCIAL SERVICES LLC FEBO CUSTOMERS MUTUAL FUNDS 200 LIBERTY STREET 1WFC NEW YORK NY 10281-1003	Class R4	98.19%	N/A
	RAYMOND JAMES FBO OMNIBUS FOR MUTUAL FUNDS ATTN: COURTNEY WALLER 880 CARILLON PKWY	Class C	7.73%	N/A
	UBS WM USA OMNI ACCOUNT M/F ATTN: DEPARTMENT MANAGER 1000 HARBOR BLVD	Class C	5.28%	N/A
	WELLS FARGO BANK FBO 1525 W W T HARRIS BLVD CHARLOTTE NC 28262-8522	Class K	98.30%	N/A

Funds with Fiscal Period Ending April 30:

Except as otherwise indicated, the information below is as of July 31, 2013:

Fund	Shareholder Name and Address	Share Class	Percentage of Class	Percentage of Fund (if greater than 25%)
CA Intermediate Municipal Bond Fund	AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE S MINNEAPOLIS MN 55402-2405	Class A Class B Class C	45.49% 27.64% 7.35%	N/A

Statement of Additional Information – December 1, 2013	Page 211

Fund	Shareholder Name and Address	Share Class	Percentage of Class	Percentage of Fund (if greater than 25%)
	COLUMBIA MANAGEMENT INVESTMENT ADVISER, LLC ATTN T ARMBRUSTMACHER & V GEHLHAR 50807 AMERIPRISE FINANCIAL CTR MINNEAPOLIS MN 55474-0508	Class B Class R5 Class R4	9.68% 100.00% 100.00%	N/A
	FIRST CLEARING LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	Class A Class C	7.24% 20.94%	N/A
	MERRILL LYNCH, PIERCE, FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTENTION SERVICE TEAM 4800 DEER LAKE DRIVE EAST 3RD FLOOR JACKSONVILLE FL 32246-6484	Class A Class B Class C Class Z	22.89% 62.68% 52.00% 84.83%	78.24%
	UBS WM USA OMNI ACCOUNT M/F ATTN: DEPARTMENT MANAGER 1000 HARBOR BLVD WEEHAWKEN NJ 07086-6761	Class A Class C	8.57% 13.01%	N/A
GA Intermediate Municipal Bond Fund	AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE S MINNEAPOLIS MN 55402-2405	Class C Class A	7.99% 11.17%	N/A
	COLUMBIA MANAGEMENT INVESTMENT ADVISERS, LLC ATTN T ARMBRUSTMACHER & V GEHLHAR 50807 AMERIPRISE FINANCIAL CTR MINNEAPOLIS MN 55474-0508	Class R4	100.00%	N/A
	EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS 12555 MANCHESTER RD SAINT LOUIS MO 63131-3729	Class B	11.63%	N/A
	FIRST CLEARING LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	Class A Class B Class C	14.13% 39.17% 29.34%	N/A
	LPL FINANCIAL FBO CUSTOMER ACCOUNTS 9785 TOWNE CENTRE DR SAN DIEGO CA 92121-1968	Class A Class C	16.63% 5.86%	N/A
	MERRILL LYNCH, PIERCE, FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTENTION SERVICE TEAM 4800 DEER LAKE DRIVE EAST 3RD FLOOR JACKSONVILLE FL 32246-6484	Class A Class B Class C Class Z	24.69% 49.20% 23.03% 93.41%	77.83%
	MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA 2, 3RD FLOOR JERSEY CITY NJ 07311	Class A	8.56%	N/A
	NATIONAL FINANCIAL SERVICES LLC FEBO CUSTOMERS MUTUAL FUNDS 200 LIBERTY STREET 1WFC NEW YORK NY 10281-1003	Class A Class C	6.59% 8.23%	N/A

Statement of Additional Information – December 1, 2013	Page 212

Fund	Shareholder Name and Address	Share Class	Percentage of Class	Percentage of Fund (if greater than 25%)
	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002	Class C	7.32%	N/A
	RAYMOND JAMES FBO OMNIBUS FOR MUTUAL FUNDS ATTN: COURTNEY WALLER 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	Class C	5.14%	N/A
	STIFEL NICOLAUS & CO INC EXCLUSIVE BENEFIT OF CUSTOMERS 501 N BROADWAY SAINT LOUIS MO 63102-2188	Class C	5.61%	N/A
	UBS WM USA OMNI ACCOUNT M/F ATTN: DEPARTMENT MANAGER 1000 HARBOR BLVD WEEHAWKEN NJ 07086-6761	Class C	6.91%	N/A
MD Intermediate Municipal Bond Fund	AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE S MINNEAPOLIS MN 55402-2405	Class B	21.28%	N/A
	COLUMBIA MGMT INVESTMENT ADVSR LLC ATTN T ARMBRUSTMACHER & V GEHLHAR 50807 AMERIPRISE FINANCIAL CTR MINNEAPOLIS MN 55474-0508	Class R4	100.00%	N/A
	FIRST CLEARING LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	Class A Class B	10.17% 23.24%	N/A
	LPL FINANCIAL FBO CUSTOMER ACCOUNTS 9785 TOWNE CENTRE DR SAN DIEGO CA 92121-1968	Class C	5.37%	N/A
	MERRILL LYNCH, PIERCE, FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTENTION SERVICE TEAM 4800 DEER LAKE DRIVE EAST 3RD FLOOR JACKSONVILLE FL 32246-6484	Class A Class B Class C Class Z	68.18% 29.36% 7.85% 93.45%	86.58%
	MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA 2, 3RD FLOOR JERSEY CITY NJ 07311	Class B Class C	26.12% 10.65%	N/A
	NATIONAL FINANCIAL SERVICES LLC FEBO CUSTOMERS MUTUAL FUNDS 200 LIBERTY STREET 1WFC NEW YORK NY 10281-1003	Class C	39.77%	N/A
	RBC CAPITAL MARKETS, LLC MUTUAL FUND OMNIBUS PROCESSING OMNIBUS ATTN MUTUAL FUND OPS MANAGER 510 MARQUETTE AVE S MINNEAPOLIS MN 55402-1110	Class C	5.91%	N/A

Statement of Additional Information – December 1, 2013	Page 213

Fund	Shareholder Name and Address	Share Class	Percentage of Class	Percentage of Fund (if greater than 25%)
	UBS WM USA OMNI ACCOUNT M/F ATTN: DEPARTMENT MANAGER 1000 HARBOR BLVD WEEHAWKEN NJ 07086-6761	Class C	8.30%	N/A
NC Intermediate Municipal Bond Fund	AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE S MINNEAPOLIS MN 55402-2405	Class A	8.95%	N/A
	EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS 12555 MANCHESTER RD SAINT LOUIS MO 63131-3729	Class A	5.73%	N/A
	FIRST CLEARING LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	Class A Class B Class C Class Z	15.29% 63.29% 23.08% 6.61%	N/A
	MERRILL LYNCH, PIERCE, FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTENTION SERVICE TEAM 4800 DEER LAKE DRIVE EAST 3RD FLOOR JACKSONVILLE FL 32246-6484	Class A Class B Class C Class Z	21.95% 13.40% 15.55% 86.69%	72.94%
	NATIONAL FINANCIAL SERVICES LLC FEBO CUSTOMERS MUTUAL FUNDS 200 LIBERTY STREET 1WFC NEW YORK NY 10281-1003	Class A Class B Class C Class R4	7.76% 23.30% 23.19% 75.58%	N/A
	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002	Class A Class R4	10.79% 23.13%	N/A
	RAYMOND JAMES FBO OMNIBUS FOR MUTUAL FUNDS ATTN: COURTNEY WALLER 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	Class A Class C	5.69% 5.44%	N/A
	UBS WM USA OMNI ACCOUNT M/F ATTN: DEPARTMENT MANAGER 1000 HARBOR BLVD WEEHAWKEN NJ 07086-6761	Class C Class A	7.95% 13.92%	N/A
Recovery and Infrastructure Fund	AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE S MINNEAPOLIS MN 55402-2405	Class A Class B Class C	92.81% 92.07% 74.40%	46.23%
	BRIGID M KANE FBO EDDIE KANE STEEL PRODUCTS INC 401 K PROFIT SHARING PLAN & TRUST PO BOX 133 SPRING LAKE NJ 07762-0133	Class R	6.16%	N/A
	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTENTION MUTUAL FUND 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	Class R5 Class R Class K	33.02% 12.71% 91.62%	N/A

Statement of Additional Information – December 1, 2013	Page 214

Fund	Shareholder Name and Address	Share Class	Percentage of Class	Percentage of Fund (if greater than 25%)
	COLUMBIA MANAGEMENT INVESTMENT ADVISER, LLC ATTN T ARMBRUSTMACHER & V GEHLHAR 50807 AMERIPRISE FINANCIAL CTR MINNEAPOLIS MN 55474-0508	Class K Class I Class R Class R4 Class R5	8.38% 100.00% 6.25% 13.88% 36.72%	N/A
	FIRST CLEARING LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	Class C	7.45%	N/A
	FRONTIER TRUST COMPANY FBO BRIAN P. SOMMER 401(K) PROFIT SHARI PO BOX 10758 FARGO ND 58106-0758	Class R	29.61%	N/A
	LPL FINANCIAL FBO CUSTOMER ACCOUNTS 9785 TOWNE CENTRE DR SAN DIEGO CA 92121-1968	Class C Class Z	7.57% 97.13%	48.01%
	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DRIVE EAST 3RD FL JACKSONVILLE FL 32246-6484	Class R	35.81%	N/A
	NATIONAL FINANCIAL SERVICES LLC FEBO CUSTOMERS MUTUAL FUNDS 200 LIBERTY STREET 1WFC NEW YORK NY 10281-1003	Class R4	86.12%	N/A
	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002	Class R5	30.25%	N/A
SC Intermediate Municipal Bond Fund	AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE S MINNEAPOLIS MN 55402-2405	Class A Class C	17.04% 5.49%	N/A
	COLUMBIA MANAGEMENT INVESTMENT ADVISERS, LLC ATTN T ARMBRUSTMACHER & V GEHLHAR 50807 AMERIPRISE FINANCIAL CTR MINNEAPOLIS MN 55474-0508	Class R4	100.00%	N/A
	EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS 12555 MANCHESTER RD SAINT LOUIS MO 63131-3729	Class A Class B Class C	11.43% 35.54% 6.43%	N/A
	FIRST CLEARING LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	Class B Class C	16.03% 12.41%	N/A
	MERRILL LYNCH, PIERCE, FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTENTION SERVICE TEAM 4800 DEER LAKE DRIVE EAST 3RD FLOOR JACKSONVILLE FL 32246-6484	Class A Class B Class C Class Z	22.93% 12.05% 36.64% 86.04%	70.47%

Statement of Additional Information – December 1, 2013	Page 215

Fund	Shareholder Name and Address	Share Class	Percentage of Class	Percentage of Fund (if greater than 25%)
	MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA 2, 3RD FLOOR JERSEY CITY NJ 07311	Class C Class A	15.42% 5.63%	N/A
	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002	Class A	9.96%	N/A
	RAYMOND JAMES FBO OMNIBUS FOR MUTUAL FUNDS ATTN: COURTNEY WALLER 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	Class A Class B Class C	7.56% 36.37% 13.08%	N/A
Short Term Municipal Bond Fund	AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE S MINNEAPOLIS MN 55402-2405	Class A Class C	21.49% 7.22%	N/A
	CHARLES SCHWAB & CO INC SPECIAL CUSTODY FBO CUSTOMERS ATTN MUTUAL FUND DEPT 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	Class R5	12.26%	N/A
	FIRST CLEARING LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	Class C	11.53%	N/A
	JAMES WATSON JR DDS & HRILEY M WATSON JTTEN 354 DORWIN DRIVE NORFOLK VA 23502-5708	Class B	11.09%	N/A
	LPL FINANCIAL FBO CUSTOMER ACCOUNTS 9785 TOWNE CENTRE DR SAN DIEGO CA 92121-1968	Class C	5.22%	N/A
	MERRILL LYNCH, PIERCE, FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTENTION SERVICE TEAM 4800 DEER LAKE DRIVE EAST 3RD FLOOR JACKSONVILLE FL 32246-6484	Class A Class B Class C Class Z	36.77% 84.19% 45.60% 90.90%	80.80%
	MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA 2, 3RD FLOOR JERSEY CITY NJ 07311	Class A Class C	6.07% 5.02%	N/A
	NATIONAL FINANCIAL SERVICES LLC FEBO CUSTOMERS MUTUAL FUNDS 200 LIBERTY STREET 1WFC NEW YORK NY 10281-1003	Class A Class R4	9.81% 99.75%	N/A
	TD AMERITRADE INC FOR THE EXCLUSIVE BENEFIT OF OUR CLIENTS PO BOX 2226 OMAHA NE 68103-2226	Class R5	87.72%	N/A

Statement of Additional Information – December 1, 2013	Page 216

Fund	Shareholder Name and Address	Share Class	Percentage of Class	Percentage of Fund (if greater than 25%)
	UBS WM USA OMNI ACCOUNT M/F ATTN: DEPARTMENT MANAGER 1000 HARBOR BLVD WEEHAWKEN NJ 07086-6761	Class A Class C	9.02% 8.73%	N/A
VA Intermediate Municipal Bond Fund	AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE S MINNEAPOLIS MN 55402-2405	Class A Class C	16.63% 8.73%	N/A
	COLUMBIA MANAGEMENT INVESTMENT ADVISERS, LLC ATTN T ARMBRUSTMACHER & V GEHLHAR 50807 AMERIPRISE FINANCIAL CTR MINNEAPOLIS MN 55474-0508	Class R4	100.00%	N/A
	FIRST CLEARING LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	Class A Class B Class C	9.67% 49.62% 21.06%	N/A
	LPL FINANCIAL FBO CUSTOMER ACCOUNTS 9785 TOWNE CENTRE DR SAN DIEGO CA 92121-1968	Class B	46.83%	N/A
	MERRILL LYNCH, PIERCE, FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTENTION SERVICE TEAM 4800 DEER LAKE DRIVE EAST 3RD FLOOR JACKSONVILLE FL 32246-6484	Class A Class C Class Z	51.35% 29.31% 92.58%	84.93%
	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002	Class C	16.69%	N/A

Funds with Fiscal Period Ending May 31:

Except as otherwise indicated, the information below is as of August 31, 2013:

Fund	Shareholder Name and Address	Share Class	Percentage of Class	Percentage of Fund (if greater than 25%)
Absolute Return Emerging Markets Macro Fund	AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE S MINNEAPOLIS MN 55402-2405	Class A Class C Class W	96.51% 83.01% 99.99%	33.80%
	COLUMBIA MANAGEMENT INVESTMENT ADVISOR, LLC ATTN T ARMBRUSTMACHER & V GEHLHAR 50807 AMERIPRISE FINANCIAL CTR MINNEAPOLIS MN 55474-0508	Class B Class C Class R Class R5 Class Z	100.00% 16.99% 100.00% 100.00% 23.89%	66.17%	(a)
	JPMCB NA CUST FOR COLUMBIA CAPITAL ALLOCATION AGGRESSIVE PORTFOLIO 14201 N DALLAS PKWY FL 13 DALLAS TX 75254-2916	Class I	15.36%	N/A
	JPMCB NA CUST FOR COLUMBIA CAPITAL ALLOCATION CONSERVATIVE PORTFOLIO 14201 N DALLAS PKWY FL 13 DALLAS TX 75254-2916	Class I	6.65%	N/A

Statement of Additional Information – December 1, 2013	Page 217

Fund	Shareholder Name and Address	Share Class	Percentage of Class	Percentage of Fund (if greater than 25%)
	JPMCB NA CUST FOR COLUMBIA CAPITAL ALLOCATION MODERATE AGGRESSIVE PORTFOLIO 14201 N DALLAS PKWY FL 13 DALLAS TX 75254-2916	Class I	29.20%	N/A
	JPMCB NA CUST FOR COLUMBIA CAPITAL ALLOCATION MODERATE CONSERVATIVE PORTFOLIO 14201 N DALLAS PKWY FL 13 DALLAS TX 75254-2916	Class I	13.90%	N/A
	JPMCB NA CUST FOR COLUMBIA CAPITAL ALLOCATION MODERATE PORTFOLIO 14201 N DALLAS PKWY FL 13 DALLAS TX 75254-2916	Class I	34.89%	N/A
	LOUIS POTTERS CUST LEO P POTTERS UNDER-NY UGMA 2 SOUSA DR SANDS PT NY 11050-1217	Class Z	21.89%	N/A
	STATE STREET BK & TR ROTH IRA ANGELICA M AHUMADA 1180 BARNES MILL RD MARIETTA GA 30062-3420	Class Z	35.93%	N/A
	STATE STREET BK & TR IRA ANUJ K SINGH 5 OLD GRANGE RD HOPEWELL JCT NY 12533-5803	Class Z	18.30%	N/A
Absolute Return Enhanced Multi-Strategy Fund	AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE S MINNEAPOLIS MN 55402-2405	Class A Class B Class C Class W	93.20% 48.03% 71.13% 99.99%	45.86%
	BANK OF AMERICA FBO IM COLIN MOORE ATTN MFO 8527061 PO BOX 843869 DALLAS TX 75284-3869	Class Z	16.86%	N/A
	COLUMBIA MANAGEMENT INVESTMENT ADVISERS, LLC ATTN T ARMBRUSTMACHER & V GEHLHAR 50807 AMERIPRISE FINANCIAL CTR MINNEAPOLIS MN 55474-0508	Class R Class R5	23.71% 100.00%	48.85%	(a)
	DONNA C KNIGHT & JEFFREY L KNIGHT TTEES DONNA C KNIGHT LIVING TRUST 15 SYLVAN LN WESTON MA 02493-1027	Class Z	9.02%	N/A
	JPMCB NA CUST FOR COLUMBIA CAPITAL ALLOCATION CONSERVATIVE PORTFOLIO 14201 N DALLAS PKWY FL 13 DALLAS TX 75254-2916	Class I	9.47%	N/A
	JPMCB NA CUST FOR COLUMBIA CAPITAL ALLOCATION MODERATE AGGRESSIVE PORTFOLIO 14201 N DALLAS PKWY FL 13 DALLAS TX 75254-2916	Class I	14.02%	N/A

Statement of Additional Information – December 1, 2013	Page 218

Fund	Shareholder Name and Address	Share Class	Percentage of Class	Percentage of Fund (if greater than 25%)
	JPMCB NA CUST FOR COLUMBIA CAPITAL ALLOCATION MODERATE CONSERVATIVE PORTFOLIO 14201 N DALLAS PKWY FL 13 DALLAS TX 75254-2916	Class I	18.45%	N/A
	JPMCB NA CUST FOR COLUMBIA CAPITAL ALLOCATION MODERATE PORTFOLIO 14201 N DALLAS PKWY FL 13 DALLAS TX 75254-2916	Class I	17.48%	N/A
	JPMCB NA CUST FOR COLUMBIA GLOBAL OPPORTUNITIES FUND 14201 N DALLAS PKWY FL 13 DALLAS TX 75254-2916	Class I	40.58%	N/A
	LPL FINANCIAL FBO CUSTOMER ACCOUNTS 9785 TOWNE CENTRE DR SAN DIEGO CA 92121-1968	Class C Class Z	5.44% 27.53%	N/A
	NATIONAL FINANCIAL SERVICES LLC FEBO CUSTOMERS MUTUAL FUNDS 200 LIBERTY STREET 1WFC NEW YORK NY 10281-1003	Class Z	22.18%	N/A
	PAI TRUST COMPANY, INC GREG L. ADAMS, D.M.D., M.S., P.S. 4 1300 ENTERPRISE DR DE PERE WI 54115-4934	Class R	76.29%	N/A
	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002	Class B Class Z	41.63% 5.50%	N/A
	RAYMOND JAMES FBO OMNIBUS FOR MUTUAL FUNDS ATTN: COURTNEY WALLER 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	Class C	14.97%	N/A
	STATE STREET BK & TR IRA DIANE K SPARKS 710 25TH ST SW SPENCER IA 51301-5509	Class B	8.32%	N/A
Absolute Return Multi-Strategy Fund	AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE S MINNEAPOLIS MN 55402-2405	Class A Class B Class C Class W	92.47% 75.77% 81.43% 99.99%	31.13%
	BANK OF AMERICA FBO IM COLIN MOORE ATTN MFO 8527061 PO BOX 843869 DALLAS TX 75284-3869	Class Z	19.83%	N/A
	BB&T SECURITIES ROTH IRA C/F JANELLE JOHNSON MURPHY 1825 GILSON ST FALLS CHURCH VA 22043-1109	Class B	7.62%	N/A
	COLUMBIA MANAGMENT INVESTMENT ADVISERS, LLC ATTN T ARMBRUSTMACHER & V GEHLHAR 50807 AMERIPRISE FINANCIAL CTR MINNEAPOLIS MN 55474-0508	Class R Class R5	100.00% 100.00%	63.81%	(a)

Statement of Additional Information – December 1, 2013	Page 219

Fund	Shareholder Name and Address	Share Class	Percentage of Class	Percentage of Fund (if greater than 25%)
	JPMCB NA CUST FOR COLUMBIA CAPITAL ALLOCATION CONSERVATIVE PORTFOLIO 14201 N DALLAS PKWY FL 13 DALLAS TX 75254-2916	Class I	12.12%	N/A
	JPMCB NA CUST FOR COLUMBIA CAPITAL ALLOCATION MODERATE AGGRESSIVE PORTFOLIO 14201 N DALLAS PKWY FL 13 DALLAS TX 75254-2916	Class I	24.63%	N/A
	JPMCB NA CUST FOR COLUMBIA CAPITAL ALLOCATION MODERATE CONSERVATIVE PORTFOLIO 14201 N DALLAS PKWY FL 13 DALLAS TX 75254-2916	Class I	12.60%	N/A
	JPMCB NA CUST FOR COLUMBIA CAPITAL ALLOCATION MODERATE PORTFOLIO 14201 N DALLAS PKWY FL 13 DALLAS TX 75254-2916	Class I	14.91%	N/A
	JPMCB NA CUST FOR COLUMBIA INCOME BUILDER FUND 14201 N DALLAS PKWY FL 13 DALLAS TX 75254-2916	Class I	33.51%	N/A
	LPL FINANCIAL FBO CUSTOMER ACCOUNTS 9785 TOWNE CENTRE DR SAN DIEGO CA 92121-1968	Class C Class Z	6.70% 76.91%	N/A
	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002	Class B	14.13%	N/A
AP-Diversified Equity Income Fund	AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE S MINNEAPOLIS MN 55402-2405	Class A	100.00%	100%
Diversified Equity Income Fund	AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE S MINNEAPOLIS MN 55402-2405	Class A Class B Class C	23.91% 26.14% 32.03%	N/A
	AMERIPRISE TRUST COMPANY AS TR OF THE VENTUREDYNE LTD SAL DEF INVEST PL 990 AMERIPRISE FINANCIAL CTR MINNEAPOLIS MN 55474-0009	Class R5	12.75%	N/A
	DCGT AS TTEE AND/OR CUST FBO PRINCIPAL FINANCIAL GROUP QUALIFIED FIA OMNIBUS ATTN NPIO TRADE DESK 711 HIGH ST DES MOINES IA 50392-0001	Class K	6.13%	N/A
	FIRST CLEARING LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	Class C Class Z	6.08% 9.58%	N/A
	GREAT-WEST LIFE & ANN INS CO 8515 E ORCHARD RD 2T2 GREENWOOD VLG CO 80111-5002	Class R4	8.08%	N/A

Statement of Additional Information – December 1, 2013	Page 220

Fund	Shareholder Name and Address	Share Class	Percentage of Class	Percentage of Fund (if greater than 25%)
	GREAT WEST TRUST CO FBO RETIREMENT PLANS 8515 E ORCHARD RD 2T2 GREENWOOD VLG CO 80111-5002	Class R5	5.99%	N/A
	GREAT WEST TRUST CO TRST FBO EMPLOYEE BENEFITS CLIENTS 8515 E ORCHARD RD # 2T2 GREENWOOD VLG CO 80111-5002	Class R4	17.09%	N/A
	HARTFORD LIFE INSURANCE COMPANY ATTN UIT OPERATIONS PO BOX 2999 HARTFORD CT 06104-2999	Class R Class R4	44.06% 8.70%	N/A
	HARTFORD SECURITIES DIST CO INC ATTN UIT OPERATIONS PO BOX 2999 HARTFORD CT 06104-2999	Class R	14.69%	N/A
	ING LIFE INSURANCE AND ANNUITY CO ONE ORANGE WAY WINDSOR CT 06095-4773	Class K Class R Class R4	18.36% 16.44% 8.69%	N/A
	ING LIFE INSURANCE & ANNUITY CO ING FUND OPERATIONS 1 ORANGE WAY WINDSOR CT 06095-4773	Class Y	99.98%	N/A
	JPMCB NA CUST FOR COLUMBIA CAPITAL ALLOCATION AGGRESSIVE PORTFOLIO 14201 N DALLAS PKWY FL 13 DALLAS TX 75254-2916	Class I	37.06%	N/A
	JPMCB NA CUST FOR COLUMBIA CAPITAL ALLOCATION MODERATE AGGRESSIVE PORTFOLIO 14201 N DALLAS PKWY FL 13 DALLAS TX 75254-2916	Class I	62.92%	N/A
	MERCER TRUST COMPANY FBO JOHNSON OUTDOORS INC RETIREMENT AND SAVINGS PLAN ATTN: DC PLAN ADMIN-MS N-1-G 1 INVESTORS WAY NORWOOD MA 02062-1599	Class R5	14.42%	N/A
	MERRILL LYNCH, PIERCE, FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTENTION SERVICE TEAM 4800 DEER LAKE DRIVE EAST 3RD FLOOR JACKSONVILLE FL 32246-6484	Class Z	5.90%	N/A
	MID ATLANTIC TRUST COMPANY FBO BELL STATE BANK & TRUST MASTER ACCOUNT 1251 WATERFRONT PL STE 525 PITTSBURGH PA 15222-4228	Class Z	33.33%	N/A
	MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA 2, 3RD FLOOR JERSEY CITY NJ 07311	Class Z	12.32%	N/A

Statement of Additional Information – December 1, 2013	Page 221

Fund	Shareholder Name and Address	Share Class	Percentage of Class	Percentage of Fund (if greater than 25%)
	RIVERSOURCE INVESTMENTS LLC ATTN TIM ARMBRUSTMACHER 50807 AMERIPRISE FINANCIAL CTR MINNEAPOLIS MN 55474-0508	Class W	100.00%	N/A
	TAYNIK & CO C/O STATE STREET BANK & TRUST 1200 CROWN COLONY DR FL 6 QUINCY MA 02169-0938	Class R4 Class R5	14.01% 11.76%	N/A
	WELLS FARGO BANK FBO 1525 W W T HARRIS BLVD CHARLOTTE NC 28262-8522	Class K Class R Class R4 Class R5	40.37% 10.81% 31.02% 46.33%	N/A
	WILMINGTON TRUST RISC TTEE FBO WALLER LANSDEN DORTCH DAVIS 401K PO BOX 52129 PHOENIX AZ 85072-2129	Class Z	19.13%	N/A
Dividend Opportunity Fund	AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE S MINNEAPOLIS MN 55402-2405	Class A Class B Class C Class W	42.35% 27.40% 24.63% 99.98%	29.99%
	CHARLES SCHWAB & CO INC CUST A/C FOR THE EXCLUSIVE BENEFIT ATTENTIONL MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	Class K Class R5 Class Z	5.85% 24.27% 20.89%	N/A
	DCGT AS TTEE AND/OR CUST FBO PRINCIPAL FINANCIAL GROUP QUALIFIED FIA OMNIBUS ATTN NPIO TRADE DESK 711 HIGH ST DES MOINES IA 50392-0001	Class R	14.36%	N/A
	FIIOC FBO MOLAM SAVINGS AND RETIREMENT PLAN 100 MAGELLAN WAY # KW1C COVINGTON KY 41015-1987	Class R4	11.30%	N/A
	FIRST CLEARING LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	Class C Class Z	6.39% 6.92%	N/A
	GREAT-WEST TRUST COMPANY LLC TTEE FNATIONAL ACCOUNTS HEALTH 8515 E ORCHARD RD GREENWOOD VLG CO 80111-5002	Class R4	8.45%	N/A
	JPMCB NA CUST FOR COLUMBIA CAPITAL ALLOCATION MODERATE AGGRESSIVE PORTFOLIO 14201 N DALLAS PKWY FL 13 DALLAS TX 75254-2916	Class I	15.01%	N/A
	JPMCB NA CUST FOR COLUMBIA CAPITAL ALLOCATION MODERATE CONSERVATIVE PORTFOLIO 14201 N DALLAS PKWY FL 13 DALLAS TX 75254-2916	Class I	5.19%	N/A

Statement of Additional Information – December 1, 2013	Page 222

Fund	Shareholder Name and Address	Share Class	Percentage of Class	Percentage of Fund (if greater than 25%)
	JPMCB NA CUST FOR COLUMBIA CAPITAL ALLOCATION MODERATE PORTFOLIO 14201 N DALLAS PKWY FL 13 DALLAS TX 75254-2916	Class I	10.57%	N/A
	JPMCB NA CUST FOR COLUMBIA INCOME BUILDER FUND 14201 N DALLAS PKWY FL 13 DALLAS TX 75254-2916	Class I	37.73%	N/A
	JPMCB NA CUST FOR COLUMBIA LIFEGOAL GROWTH PORTFOLIO 14201 N DALLAS PKWY FL 13 DALLAS TX 75254-2916	Class I	25.90%	N/A
	LPL FINANCIAL 9785 TOWNE CENTRE DR SAN DIEGO CA 92121-1968	Class Z	5.26%	N/A
	MARIL & CO FBO 5A C/O M&I TRUST CO, NA 11270 W. PARK PLACE SUITE 400 MILWAUKEE WI 53224-3638	Class Z	6.52%	N/A
	MERRILL LYNCH, PIERCE, FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTENTION SERVICE TEAM 4800 DEER LAKE DRIVE EAST 3RD FLOOR JACKSONVILLE FL 32246-6484	Class Z	5.29%	N/A
	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DRIVE EAST 3RD FL JACKSONVILLE FL 32246-6484	Class R	14.30%	N/A
	MLP FENNER & SMITH INC FBO SOLE BENEFIT OF ITS CUSTOMERS 4800 DEER LAKE DR EAST JACKSONVILLE FL 32246-6484	Class C	10.89%	N/A
	MID-ATLANTIC TRUST COMPANY CUST FBO HEARTLAND FINANCIAL RETIREMENT PLAN 1251 WATERFRONT PL STE 525 PITTSBURGH PA 15222-4228	Class Y	34.40%	N/A
	MINNESOTA LIFE INS COMPANY ATTN KENNETH MONTAGUE A6-4105 400 ROBERT STREET NORTH ST PAUL MN 55101-2099	Class R5	16.51%	N/A
	MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA 2, 3RD FLOOR JERSEY CITY NJ 07311	Class C	6.26%	N/A
	NATIONAL FINANCIAL SERVICES LLC FEBO CUSTOMERS MUTUAL FUNDS 200 LIBERTY STREET 1WFC NEW YORK NY 10281-1003	Class A Class R5 Class Y Class Z	11.16% 31.24% 40.34% 10.31%	N/A

Statement of Additional Information – December 1, 2013	Page 223

Fund	Shareholder Name and Address	Share Class	Percentage of Class	Percentage of Fund (if greater than 25%)
	NATIONAL FINANCIAL SERVICES LLC FEBO CUSTOMERS MUTUAL FUNDS 499 WASHINGTON BLVD JERSEY CITY NJ 07310-2010	Class R4	38.59%	N/A
	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002	Class R4	25.98%	N/A
	RAYMOND JAMES FBO OMNIBUS FOR MUTUAL FUNDS ATTN: COURTNEY WALLER 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	Class C Class Z	17.86% 6.12%	N/A
	SEI PRIVATE TRUST COMPANY C/O BOSTON PRIVATE ID 1 FREEDOM VALLEY DR OAKS PA 19456-9989	Class R5	13.37%	N/A
	TD AMERITRADE INC FOR THE EXCLUSIVE BENEFIT OF OUR CLIENTS PO BOX 2226 OMAHA NE 68103-2226	Class R5	5.68%	N/A
	UBS WM USA OMNI ACCOUNT M/F ATTN: DEPARTMENT MANAGER 1000 HARBOR BLVD WEEHAWKEN NJ 07086-6761	Class C	5.44%	N/A
	VRSCO FBO AIGFSB CUST TTEE FBO HAMILTON HEALTHCARE 401A ROTH IRA ATTN CHRIS BAUMAN 2727-A ALLEN PARKWAY, 4-D1 HOUSTON TX 77019-2107	Class K	8.18%	N/A
	VRSCO FBO AIGFSB CUST TTEE FBO HAMILTON HEALTHCARE 403B ROTH IRA 2929 ALLEN PKWY STE A6-20 HOUSTON TX 77019-7117	Class K	58.62%	N/A
	VRSCO FBO AIGFSB CUSTODIAN TRUSTEE FBO MASON GENERAL HOSPITAL 2929 ALLEN PKWY STE A6-20 HOUSTON TX 77019-7117	Class K	9.61%	N/A
	VRSCO FBO AIGFSB CUSTODIAN TRUSTEE FBO MASON GENERAL HOSPITAL 401A 2929 ALLEN PKWY STE A6-20 HOUSTON TX 77019-7117	Class K	5.90%	N/A
	WELLS FARGO BANK FBO VARIOUS RETIREMENT PLANS 1525 WEST WT HARRIS BLVD CHARLOTTE NC 28288-1076	Class R	5.43%	N/A

Statement of Additional Information – December 1, 2013	Page 224

Fund	Shareholder Name and Address	Share Class	Percentage of Class	Percentage of Fund (if greater than 25%)
Flexible Capital Income Fund	AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE S MINNEAPOLIS MN 55402-2405	Class A Class C Class W	62.13% 69.83% 99.89%	N/A
	CHARLES SCHWAB & CO INC ATTN MUTUAL FUND DEPT 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	Class A	9.30%	N/A
	COLUMBIA MANAGEMENT INVESTMENT ADIVSERS, LLC ATTN TIM ARMBRUSTMACHER 50807 AMERIPRISE FINANCIAL CTR MINNEAPOLIS MN 55474-0508	Class R	100.00%	56.39%	(a)
	DAVID L KING 52 HYSLOP RD BROOKLINE MA 02445-5725	Class Z	28.30%	N/A
	JPMCB NA CUST FOR COLUMBIA CAPITAL ALLOCATION CONSERVATIVE PORTFOLIO 14201 N DALLAS PKWY FL 13 DALLAS TX 75254-2916	Class I	8.32%	N/A
	JPMCB NA CUST FOR COLUMBIA CAPITAL ALLOCATION MODERATE AGGRESSIVE PORTFOLIO 14201 N DALLAS PKWY FL 13 DALLAS TX 75254-2916	Class I	7.60%	N/A
	JPMCB NA CUST FOR COLUMBIA CAPITAL ALLOCATION MODERATE CONSERVATIVE PORTFOLIO 14201 N DALLAS PKWY FL 13 DALLAS TX 75254-2916	Class I	14.86%	N/A
	JPMCB NA CUST FOR COLUMBIA CAPITAL ALLOCATION MODERATE PORTFOLIO 14201 N DALLAS PKWY FL 13 DALLAS TX 75254-2916	Class I	10.05%	N/A
	JPMCB NA CUST FOR COLUMBIA LIFEGOAL GROWTH PORTFOLIO 14201 N DALLAS PKWY FL 13 DALLAS TX 75254-2916	Class I	55.41%	N/A
	LPL FINANCIAL FBO CUSTOMER ACCOUNTS 9785 TOWNE CENTRE DR SAN DIEGO CA 92121-1968	Class A Class C Class Z	21.79% 13.88% 7.53%	N/A
	NATIONAL FINANCIAL SERVICES LLC FEBO CUSTOMERS MUTUAL FUNDS 499 WASHINGTON BLVD JERSEY CITY NJ 07310-2010	Class R4	96.71%	N/A
	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002	Class C Class R5	7.28% 5.85%	N/A
	RAYMOND JAMES FBO OMNIBUS FOR MUTUAL FUNDS ATTN: COURTNEY WALLER 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	Class Z	53.59%	N/A

Statement of Additional Information – December 1, 2013	Page 225

Fund	Shareholder Name and Address	Share Class	Percentage of Class	Percentage of Fund (if greater than 25%)
	TD AMERITRADE INC FOR THE EXCLUSIVE BENEFIT OF OUR CLIENTS PO BOX 2226 OMAHA NE 68103-2226	Class R5	93.58%	N/A
High Yield Bond Fund	AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE S MINNEAPOLIS MN 55402-2405	Class A Class B Class C Class W	22.70% 29.04% 22.44% 99.99%	N/A
	CHARLES SCHWAB & CO INC CUST A/C FOR THE EXCLUSIVE BENEFIT ATTENTION MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	Class R5	40.16%	N/A
	FIRST CLEARING LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	Class C	10.01%	N/A
	FRONTIER TRUST COMPANY FBO CENTRAL COAST BRAIN AND SPINE ASSOC PO BOX 10758 FARGO ND 58106-0758	Class Y	24.67%	N/A
	FRONTIER TRUST COMPANY FBO DGA 401 K PROFIT SHARING PLAN PO BOX 10758 FARGO ND 58106-0758	Class Y	14.97%	N/A
	FRONTIER TRUST COMPANY FBO INCOTEC INTEGRATED COATING & SEED PO BOX 10758 FARGO ND 58106-0758	Class Y	5.71%	N/A
	FRONTIER TRUST COMPANY FBO MONTEREY PACIFIC INC RETIREMENT PO BOX 10758 FARGO ND 58106-0758	Class Y	6.57%	N/A
	FRONTIER TRUST COMPANY FBO TOMBLESON INCORPORATED PROFIT SHARI PO BOX 10758 FARGO ND 58106-0758	Class Y	5.47%	N/A
	ING LIFE INSURANCE & ANNUITY CO ING FUND OPERATIONS 1 ORANGE WAY WINDSOR CT 06095-4773	Class Y	21.87%	N/A
	ING LIFE INSURANCE AND ANNUITY CO ONE ORANGE WAY WINDSOR CT 06095-4773	Class K Class R Class R4	83.13% 59.24% 72.64%	N/A
	ING NATIONAL TRUST ONE ORANGE WAY WINDSOR CT 06095-4773	Class R5	8.96%	N/A
	JPMCB NA CUST FOR COLUMBIA CAPITAL ALLOCATION AGGRESSIVE PORTFOLIO 14201 N DALLAS PKWY FL 13 DALLAS TX 75254-2916	Class I	5.34%	N/A

Statement of Additional Information – December 1, 2013	Page 226

Fund	Shareholder Name and Address	Share Class	Percentage of Class	Percentage of Fund (if greater than 25%)
	JPMCB NA CUST FOR COLUMBIA CAPITAL ALLOCATION MODERATE AGGRESSIVE PORTFOLIO 14201 N DALLAS PKWY FL 13 DALLAS TX 75254-2916	Class I	13.63%	N/A
	JPMCB NA CUST FOR COLUMBIA INCOME BUILDER FUND 14201 N DALLAS PKWY FL 13 DALLAS TX 75254-2916	Class I	81.02%	N/A
	LPL FINANCIAL 9785 TOWNE CENTRE DR SAN DIEGO CA 92121-1968	Class Z	5.41%	N/A
	MASSACHUSETTS MUTUAL LIFE INS CO 1295 STATE STREET C105 SPRINGFIELD MA 01111-0002	Class K	12.16%	N/A
	MLP FENNER & SMITH INC FBO SOLE BENEFIT OF ITS CUSTOMERS 4800 DEER LAKE DR EAST JACKSONVILLE FL 32246-6484	Class C	11.10%	N/A
	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DRIVE EAST 3RD FL JACKSONVILLE FL 32246-6484	Class R	27.40%	N/A
	MERRILL LYNCH, PIERCE, FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTENTION SERVICE TEAM 4800 DEER LAKE DRIVE EAST 3RD FLOOR JACKSONVILLE FL 32246-6484	Class Z	49.25%	N/A
	NATIONAL FINANCIAL SERVICES LLC FEBO CUSTOMERS MUTUAL FUNDS 200 LIBERTY STREET 1WFC NEW YORK NY 10281-1003	Class R5 Class Z	48.03% 11.41%	N/A
	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002	Class R4	10.92%	N/A
	TAYNIK & CO C/O STATE STREET BANK & TRUST 1200 CROWN COLONY DR FL 6 QUINCY MA 02169-0938	Class R4	10.51%	N/A
Mid Cap Value Opportunity Fund	AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE S MINNEAPOLIS MN 55402-2405	Class A Class B Class C	33.46% 30.58% 31.13%	N/A
	COLUMBIA MANAGEMENT INVESTMENT ADVISERS, LLC ATTN T ARMBRUSTMACHER & V GEHLHAR 50807 AMERIPRISE FINANCIAL CTR MINNEAPOLIS MN 55474-0508	Class W Class Y	100.00% 100.00%	N/A N/A
	DGTC AS CUST FBO VARIOUS QUALIFIED RETIREMENT PL ATTN NPIO TRADE DESK 711 HIGH STREET DES MOINES IA 50392-0001	Class K	5.41%	N/A

Statement of Additional Information – December 1, 2013	Page 227

Fund	Shareholder Name and Address	Share Class	Percentage of Class	Percentage of Fund (if greater than 25%)
	FIRST CLEARING LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	Class C Class Z	12.26% 74.44%	N/A
	HARTFORD LIFE INSURANCE COMPANY ATTN UIT OPERATIONS PO BOX 2999 HARTFORD CT 06104-2999	Class R Class R4	60.43% 17.28%	N/A
	ING LIFE INSURANCE AND ANNUITY CO ONE ORANGE WAY B3N WINDSOR CT 06095-4773	Class K Class R Class R5	21.22% 9.96% 11.69%	N/A
	ING NATIONAL TRUST ONE ORANGE WAY B3N WINDSOR CT 06095-4773	Class K	9.33%	N/A
	JOHN HANCOCK LIFE INS CO USA RPS-TRADING OPS ET-4 601 CONGRESS ST BOSTON MA 02210-2804	Class R5	33.60%	N/A
	JPMCB NA CUST FOR COLUMBIA CAPITAL ALLOCATION AGGRESSIVE PORTFOLIO 14201 N DALLAS PKWY FL 13 DALLAS TX 75254-2916	Class I	22.12%	N/A
	JPMCB NA CUST FOR COLUMBIA CAPITAL ALLOCATION MODERATE AGGRESSIVE PORTFOLIO 14201 N DALLAS PKWY FL 13 DALLAS TX 75254-2916	Class I	39.87%	N/A
	JPMCB NA CUST FOR COLUMBIA CAPITAL ALLOCATION MODERATE PORTFOLIO 14201 N DALLAS PKWY FL 13 DALLAS TX 75254-2916	Class I	38.00%	N/A
	MASSACHUSETTS MUTUAL LIFE INS CO 1295 STATE STREET C105 SPRINGFIELD MA 01111-0002	Class R	6.91%	N/A
	MLP FENNER & SMITH INC FBO SOLE BENEFIT OF ITS CUSTOMERS 4800 DEER LAKE DR EAST JACKSONVILLE FL 32246-6484	Class R5	7.02%	N/A
	NATIONAL FINANCIAL SERVICES LLC FEBO CUSTOMERS MUTUAL FUNDS 200 LIBERTY STREET 1WFC NEW YORK NY 10281-1003	Class K Class R5	22.70% 22.92%	N/A
	NEW YORK LIFE TRUST COMPANY 690 CANTON ST STE 100 WESTWOOD MA 02090-2344	Class Z	5.48%	N/A
	STATE STREET CORPORATION FBO ADP ACCESS 1 LINCOLN ST BOSTON MA 02111-2901	Class R4	20.48%	N/A
	TAYNIK & CO C/O STATE STREET BANK & TRUST 1200 CROWN COLONY DR FL 6 QUINCY MA 02169-0938	Class R4	7.24%	N/A

Statement of Additional Information – December 1, 2013	Page 228

Fund	Shareholder Name and Address	Share Class	Percentage of Class	Percentage of Fund (if greater than 25%)
	WELLS FARGO BANK FBO 1525 W W T HARRIS BLVD CHARLOTTE NC 28262-8522	Class K	20.08%	N/A
	WELLS FARGO BANK NA TRUSTEE FBO STATE OF ALABAMA DCP 457 8515 E ORCHARD RD 2T2 GREENWOOD VILLAGE CO 80111-5002	Class R4	21.87%	N/A
Select Large-Cap Value Fund	AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE S MINNEAPOLIS MN 55402-2405	Class A Class B Class W	10.91% 11.60% 97.28%	N/A
	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR THE BENEFIT OF CUSTOMERS (ONE SOURCE) ATTN MUTUAL FUNDS 101 MONTGOMERY STREET SAN FRANCISCO CA 94104-4151	Class A Class K	6.07% 72.87%	N/A
	COLUMBIA MANAGEMENT INVESTMENT ADVISERS, LLC ATTN TIM ARMBRUSTMACHER 50807 AMERIPRISE FINANCIAL CTR MINNEAPOLIS MN 55474-0508	Class K	27.13%	N/A
	COUNSEL TRUST DBA MATC FBO ALLIANCE DEFENSE FUND INC 401 K PROFIT SHARING PLAN & TRUST 1251 WATERFRONT PL STE 525 PITTSBURGH PA 15222-4228	Class R	8.71%	N/A
	FIRST CLEARING LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	Class B Class C Class Z	8.93% 10.45% 11.50%	N/A
	JPMCB NA CUST FOR COLUMBIA CAPITAL ALLOCATION AGGRESSIVE PORTFOLIO 14201 N DALLAS PKWY FL 13 DALLAS TX 75254-2916	Class I	16.86%	N/A
	JPMCB NA CUST FOR COLUMBIA CAPITAL ALLOCATION MODERATE AGGRESSIVE PORTFOLIO 14201 N DALLAS PKWY FL 13 DALLAS TX 75254-2916	Class I	55.57%	N/A
	JPMCB NA CUST FOR COLUMBIA CAPITAL ALLOCATION MODERATE PORTFOLIO 14201 N DALLAS PKWY FL 13 DALLAS TX 75254-2916	Class I	26.85%	N/A
	MERRILL LYNCH, PIERCE, FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTENTION SERVICE TEAM 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	Class Z	34.58%	N/A
	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DRIVE EAST 3RD FL JACKSONVILLE FL 32246-6484	Class A Class B Class C Class R	10.70% 29.84% 40.76% 71.13%	N/A

Statement of Additional Information – December 1, 2013	Page 229

Fund	Shareholder Name and Address	Share Class	Percentage of Class	Percentage of Fund (if greater than 25%)
	MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA 2, 3RD FLOOR JERSEY CITY NJ 07311	Class A Class B Class C Class Z	36.15% 7.87% 9.97% 46.42%	N/A
	NATIONAL FINANCIAL SERVICES LLC FEBO CUSTOMERS MUTUAL FUNDS 200 LIBERTY STREET 1WFC NEW YORK NY 10281-1003	Class R4 Class R5	51.92% 20.69%	N/A
	NEW YORK LIFE TRUST COMPANY ATTN WILLIAM G PERRET 169 LACKAWANNA AVE PARSIPPANY NJ 07054-1007	Class A	6.83%	N/A
	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002	Class R4 Class R5	48.00% 74.04%	N/A
	UBS WM USA OMNI ACCOUNT M/F ATTN: DEPARTMENT MANAGER 1000 HARBOR BLVD WEEHAWKEN NJ 07086-6761	Class A Class C	6.15% 5.45%	N/A
Select Smaller-Cap Value Fund	AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE S MINNEAPOLIS MN 55402-2405	Class A Class B	11.84% 9.17%	N/A
	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	Class R5	74.57%	N/A
	DCGT AS TTEE AND/OR CUST FBO PRINCIPAL FINANCIAL GROUP QUALIFIED FIA OMNIBUS ATTN NPIO TRADE DESK 711 HIGH STREET DES MOINES IA 50392-0001	Class R	5.69%	N/A
	FIRST CLEARING LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	Class C Class Z	7.36% 10.06%	N/A
	JPMCB NA CUST FOR COLUMBIA CAPITAL ALLOCATION AGGRESSIVE PORTFOLIO 14201 N DALLAS PKWY FL 13 DALLAS TX 75254-2916	Class I	18.94%	N/A
	JPMCB NA CUST FOR COLUMBIA CAPITAL ALLOCATION MODERATE AGGRESSIVE PORTFOLIO 14201 N DALLAS PKWY FL 13 DALLAS TX 75254-2916	Class I	13.43%	N/A
	JPMCB NA CUST FOR COLUMBIA CAPITAL ALLOCATION MODERATE PORTFOLIO 14201 N DALLAS PKWY FL 13 DALLAS TX 75254-2916	Class I	67.52%	N/A

Statement of Additional Information – December 1, 2013	Page 230

Fund	Shareholder Name and Address	Share Class	Percentage of Class	Percentage of Fund (if greater than 25%)
	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DRIVE EAST 3RD FL JACKSONVILLE FL 32246-6484	Class C Class R Class R5	22.55% 60.12% 19.57%	N/A
	MERRILL LYNCH, PIERCE, FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTENTION SERVICE TEAM 4800 DEER LAKE DRIVE EAST 3RD FLOOR JACKSONVILLE FL 32246-6484	Class Z	16.75%	N/A
	MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA 2, 3RD FLOOR JERSEY CITY NJ 07311	Class Z	14.56%	N/A
	NATIONAL FINANCIAL SERVICES LLC FEBO CUSTOMERS MUTUAL FUNDS 200 LIBERTY STREET 1WFC NEW YORK NY 10281-1003	Class C Class R4	5.21% 99.69%	N/A
	RAYMOND JAMES FBO OMNIBUS FOR MUTUAL FUNDS ATTN: COURTNEY WALLER 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	Class C Class Z	7.89% 5.51%	N/A
	RBC CAPITAL MARKETS, LLC MUTUAL FUND OMNIBUS PROCESSING OMNIBUS ATTN MUTUAL FUND OPS MANAGER 510 MARQUETTE AVE S MINNEAPOLIS MN 55402-1110	Class B Class Z	8.45% 13.43%	N/A
	T ROWE PRICE TRUST CO TTEE FBO RETIREMENT PLAN CLIENTS PO BOX 17215 BALTIMORE MD 21297-1215	Class Z	33.47%	N/A
	WELLS FARGO BANK FBO 1525 W W T HARRIS BLVD CHARLOTTE NC 28262-8522	Class K	97.61%	N/A
Seligman Communications and Information Fund	AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE S MINNEAPOLIS MN 55402-2405	Class A Class B	7.25% 7.72%	N/A
	AUL AMERICAN GROUP RETIREMENT ANNUITY ATTN SEPARATE ACCOUNTS PO BOX 368 INDIANAPOLIS IN 46206-0368	Class R4	81.25%	N/A
	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	Class K Class R5	7.88% 14.44%	N/A
	COLUMBIA MANAGEMENT INVESTMENT ADVISERS, LLC ATTN TIM ARMBRUSTMACHER 50807 AMERIPRISE FINANCIAL CTR MINNEAPOLIS MN 55474-0508	Class I	100.00%	N/A

Statement of Additional Information – December 1, 2013	Page 231

Fund	Shareholder Name and Address	Share Class	Percentage of Class	Percentage of Fund (if greater than 25%)
	FIRST CLEARING LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	Class A Class B Class C Class Z	7.76% 11.28% 11.62% 23.94%	N/A
	FRONTIER TRUST CO FBO HEATH CONSULTANTS INC PS & RETIRE PO BOX 10758 FARGO ND 58106-0758	Class K	72.78%	N/A
	FRONTIER TRUST CO FBO RED RIVER EMPLOYEES FCU 401K PLAN PO BOX 10758 FARGO ND 58106-0758	Class K	12.34%	N/A
	HARTFORD LIFE INSURANCE COMPANY ATTN UIT OPERATIONS PO BOX 2999 HARTFORD CT 06104-2999	Class R	22.13%	N/A
	MERRILL LYNCH, PIERCE, FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTENTION SERVICE TEAM 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	Class Z	35.07%	N/A
	MLPF&S	Class A	9.25%	N/A
	FOR THE SOLE BENEFIT OF ITS CUSTOMERS	Class B	22.33%
	ATTN FUND ADMINISTRATION	Class C	17.92%
	4800 DEER LAKE DRIVE EAST 3RD FL	Class R	17.10%
	JACKSONVILLE FL 32246-6484	Class R5	31.59%
	MG TRUST COMPANY CUST. FBO OPK BIOTECH, 401(K) RETIREMENT PLAN 717 17TH ST STE 1300 DENVER CO 80202-3304	Class K	5.74%	N/A
	MORGAN STANLEY SMITH BARNEY	Class A	7.11%	N/A
	HARBORSIDE FINANCIAL CENTER	Class B	11.82%
	PLAZA 2, 3RD FLOOR	Class C	11.95%
	JERSEY CITY NJ 07311	Class Z	16.86%
	NATIONAL FINANCIAL SERVICES LLC	Class A	6.79%	N/A
	FEBO CUSTOMERS	Class C	6.48%
	MUTUAL FUNDS 200 LIBERTY STREET 1WFC NEW YORK NY 10281-1003	Class R5	29.98%
	PERSHING LLC	Class A	5.95%	N/A
	1 PERSHING PLZ	Class B	7.51%
	JERSEY CITY NJ 07399-0002	Class C	5.48%
		Class R4	15.34%
	RAYMOND JAMES	Class B	6.29%	N/A
	FBO OMNIBUS FOR MUTUAL FUNDS ATTN: COURTNEY WALLER 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	Class C	7.78%
	STATE STREET CORPORATION FBO ADP ACCESS 1 LINCOLN ST BOSTON MA 02111-2901	Class R	32.02%	N/A

Statement of Additional Information – December 1, 2013	Page 232

Fund	Shareholder Name and Address	Share Class	Percentage of Class	Percentage of Fund (if greater than 25%)
	UBS WM USA	Class A	5.42%	N/A
	OMNI ACCOUNT M/F ATTN: DEPARTMENT MANAGER 1000 HARBOR BLVD WEEHAWKEN NJ 07086-6761	Class C	8.25%
U.S. Government Mortgage Fund	AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE S MINNEAPOLIS MN 55402-2405	Class A Class B Class C Class W	13.11% 20.77% 15.64% 99.96%	N/A
	CHARLES SCHWAB & CO INC	Class K	67.76%	N/A
	SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	Class R5	32.66%
	COLUMBIA MGMT INVESTMENT ADVSR LLC ATTN T ARMBRUSTMACHER & V GEHLHAR 50807 AMERIPRISE FINANCIAL CTR MINNEAPOLIS MN 55474-0508	N/A	N/A	32.69%	(a)
	COMERICA BANK FBO REXEL EMPLOYEES PENSION PLAN INC P O BOX 75000 DETROIT MI 48375	Class R5	19.18%	N/A
	COUNSEL TRUST DBA MATC FBO HARVARD MANAGEMENT SOLUTIONS 401(K) PROFIT SHARING PLAN & TRUST 1251 WATERFRONT PL STE 525 PITTSBURGH PA 15222-4228	Class K	18.56%	N/A
	FIRST CLEARING LLC	Class A	5.26%	N/A
	SPECIAL CUSTODY ACCT	Class C	10.76%
	FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	Class K	10.68%
	JPMCB NA CUST FOR COLUMBIA CAPITAL ALLOCATION CONSERVATIVE PORTFOLIO 14201 N DALLAS PKWY FL 13 DALLAS TX 75254-2916	Class I	10.25%	N/A
	JPMCB NA CUST FOR COLUMBIA CAPITAL ALLOCATION MODERATE AGGRESSIVE PORTFOLIO 14201 N DALLAS PKWY FL 13 DALLAS TX 75254-2916	Class I	23.31%	N/A
	JPMCB NA CUST FOR COLUMBIA CAPITAL ALLOCATION MODERATE CONSERVATIVE PORTFOLIO 14201 N DALLAS PKWY FL 13 DALLAS TX 75254-2916	Class I	17.71%	N/A
	JPMCB NA CUST FOR COLUMBIA CAPITAL ALLOCATION MODERATE PORTFOLIO 14201 N DALLAS PKWY FL 13 DALLAS TX 75254-2916	Class I	19.36%	N/A
	JPMCB NA CUST FOR COLUMBIA INCOME BUILDER FUND 14201 N DALLAS PKWY FL 13 DALLAS TX 75254-2916	Class I	25.45%	N/A

Statement of Additional Information – December 1, 2013	Page 233

Fund	Shareholder Name and Address	Share Class	Percentage of Class	Percentage of Fund (if greater than 25%)
	JPMCB NA AS CUST FOR THE SC529 PLAN COLUMBIA MODERATE 529 PORTFOLIO 14201 N DALLAS PARKWAY FL 13 DALLAS TX 75254-2916	Class Z	5.46%	N/A
	LPL FINANCIAL	Class C	10.78%	N/A
	FBO CUSTOMER ACCOUNTS 9785 TOWNE CENTRE DR SAN DIEGO CA 92121-1968	Class Z	14.01%
	MERRILL LYNCH PIERCE FENNER & SMITH	Class A	6.02%	N/A
	FOR THE SOLE BENEFIT OF ITS CUSTOMERS	Class B	21.68%
	ATTN FUND ADMINISTRATION	Class C	17.58%
	4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	Class Z	61.25%
	MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA 2, 3RD FLOOR JERSEY CITY NJ 07311	Class C	10.51%	N/A
	NATIONAL FINANCIAL SERVICES LLC	Class A	5.22%	N/A
	FEBO CUSTOMERS	Class R4	87.20%
	MUTUAL FUNDS 200 LIBERTY STREET 1WFC NEW YORK NY 10281-1003	Class R5	28.04%
	PERSHING LLC	Class A	5.49%	N/A
	1 PERSHING PLZ	Class R4	9.90%
	JERSEY CITY NJ 07399-0002	Class R5	19.44%
	RAYMOND JAMES FBO OMNIBUS FOR MUTUAL FUNDS ATTN: COURTNEY WALLER 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	Class C	5.78%	N/A

Funds with Fiscal Period Ending July 31:

Except as otherwise indicated, the information below is as of October 31, 2013:

Fund	Name and Address	Share Class	Percentage of Class	Percentage of Fund (if greater than 25%)
AMT-Free Tax-Exempt Bond Fund	AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE S	Class A Class B	9.54% 17.60%	N/A
	MINNEAPOLIS MN 55402-2405	Class C	28.36%
		Class Z	5.37%
	COLUMBIA MANAGEMENT INVESTMENT ADVISERS, LLC ATTN T ARMBRUSTMACHER & V GEHLHAR 50807 AMERIPRISE FINANCIAL CTR MINNEAPOLIS MN 55474-0508	Class R4	5.10%	N/A
	FIRST CLEARING LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	Class C	5.75%	N/A
	MERRILL LYNCH, PIERCE, FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTENTION SERVICE TEAM 4800 DEER LAKE DRIVE EAST 3RD FLOOR JACKSONVILLE FL 32246-6484	Class Z	18.97%	N/A

Statement of Additional Information – December 1, 2013	Page 234

Fund	Name and Address	Share Class	Percentage of Class	Percentage of Fund (if greater than 25%)
	MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA 2, 3RD FLOOR JERSEY CITY NJ 07311	Class Z	52.21%	N/A
	NATIONAL FINANCIAL SERVICES LLC FEBO CUSTOMERS MUTUAL FUNDS 200 LIBERTY STREET 1WFC NEW YORK NY 10281-1003	Class R4	94.90%	N/A
	RAYMOND JAMES FBO OMNIBUS FOR MUTUAL FUNDS ATTN: COURTNEY WALLER 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	Class Z	6.21%	N/A
	RBC CAPITAL MARKETS, LLC MUTUAL FUND OMNIBUS PROCESSING OMNIBUS ATTN MUTUAL FUND OPS MANAGER 510 MARQUETTE AVE S MINNEAPOLIS MN 55402-1110	Class Z	5.80%	N/A
	UBS WM USA OMNI ACCOUNT M/F ATTN: DEPARTMENT MANAGER 1000 HARBOR BLVD WEEHAWKEN NJ 07086-6761	Class C	5.88%	N/A
Floating Rate Fund	AMERICAN ENTERPRISE INVESTMENT SVC	Class A	47.56%	33.72%
	707 2ND AVE S	Class B	34.58%
	MINNEAPOLIS MN 55402-2405	Class C	28.89%
	CHARLES SCHWAB & CO INC CUST A/C FOR THE EXCLUSIVE BENEFIT ATTENTION MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	Class K	29.59%	N/A
	COLUMBIA MANAGEMENT INVESTMENT	Class K	11.69%	N/A
	ADVISERS, LLC	Class W	100.00%
	ATTN TIM ARMBRUSTMACHER 50807 AMERIPRISE FINANCIAL CTR MINNEAPOLIS MN 55474-0508	Class R4	85.11%
	COREPOINTE INSURANCE COMPANY 401 S OLD WOODWARD AVE BIRMINGHAM MI 48009-6612	Class Z	14.56%	N/A
	FIRST CLEARING LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	Class Z	11.10%	N/A
	FRONTIER TRUST CO FBO A E GROUP INC 401K PLAN PO BOX 10758 FARGO ND 58106-0758	Class R	10.31%	N/A
	JPMCB NA CUST FOR COLUMBIA GLOBAL OPPORTUNITIES FUND 14201 N DALLAS PKWY FL 13 DALLAS TX 75254-2916	Class I	11.21%	N/A

Statement of Additional Information – December 1, 2013	Page 235

Fund	Name and Address	Share Class	Percentage of Class	Percentage of Fund (if greater than 25%)
	JPMCB NA CUST FOR COLUMBIA INCOME BUILDER FUND 14201 N DALLAS PKWY FL 13 DALLAS TX 75254-2916	Class I	88.78%	N/A
	LPL FINANCIAL	Class C	6.09%	N/A
	FBO CUSTOMER ACCOUNTS 9785 TOWNE CENTRE DR SAN DIEGO CA 92121-1968	Class Z	8.20%
	MERRILL LYNCH, PIERCE, FENNER & SMITH INC	Class C Class R	11.07% 69.17%	N/A
	FOR THE SOLE BENEFIT OF ITS CUSTOMERS	Class Z	20.04%
	ATTENTION SERVICE TEAM 4800 DEER LAKE DRIVE EAST 3RD FLOOR JACKSONVILLE FL 32246-6484
	MITRA & CO	Class R5	36.12%	N/A
	FBO NG C/O M&I TRUST CO NA ATTN MF 11270 W PARK PL, STE 400 MILWAUKEE WI 53224-3638	Class Z	5.28%
	MORGAN STANLEY SMITH BARNEY	Class C	10.07%	N/A
	HARBORSIDE FINANCIAL CENTER PLAZA 2, 3RD FLOOR JERSEY CITY NJ 07311	Class Z	24.48%
	NATIONAL FINANCIAL SERVICES LLC	Class K	58.71%	N/A
	FEBO CUSTOMERS	Class R4	7.47%
	MUTUAL FUNDS 200 LIBERTY STREET 1WFC NEW YORK NY 10281-1003	Class R5	49.96%
	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002	Class R4	7.38%	N/A
	SHAPIRO BUCHMAN PROVINE BROTHERS TTBUCHMAN PROVINE BROS AND SMITH LLP C/O FASCORE LLC 8515 E ORCHARD RD # 2T2 GREENWOOD VLG CO 80111-5002	Class R	5.60%	N/A
	TD AMERITRADE TRUST COMPANY PO BOX 17748 DENVER CO 80217-0748	Class R5	5.23%	N/A
	WILLIAM D CHILTON & JON PICKARD TTEPICKARD CHILTON ARCHITECTS 401K C/O FASCORE LLC 8515 E ORCHARD RD # 2T2 GREENWOOD VLG CO 80111-5002	Class R	5.84%	N/A
Global Opportunities Fund	AMERICAN ENTERPRISE INVESTMENT SVC	Class A	16.86%	N/A
	707 2ND AVE S	Class B	34.42%
	MINNEAPOLIS MN 55402-2405	Class C	41.78%
	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	Class K	86.74%	N/A

Statement of Additional Information – December 1, 2013	Page 236

Fund	Name and Address	Share Class	Percentage of Class	Percentage of Fund (if greater than 25%)
	COLUMBIA MANAGEMENT INVESTMENT	Class R	100.00%
	ADVISERS, LLC	Class R4	100.00%	N/A
	ATTN T ARMBRUSTMACHER & V GEHLHAR 50807 AMERIPRISE FINANCIAL CTR MINNEAPOLIS MN 55474-0508	Class R5	100.00%
	DONNA C KNIGHT & JEFFREY L KNIGHT TTEES DONNA C KNIGHT LIVING TRUST 15 SYLVAN LN WESTON MA 02493-1027	Class Z	55.77%	N/A
	FIRST CLEARING LLC	Class K	13.26%	N/A
	SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	Class Z	9.44%
	MERRILL LYNCH, PIERCE, FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTENTION SERVICE TEAM 4800 DEER LAKE DRIVE EAST 3RD FLOOR JACKSONVILLE FL 32246-6484	Class Z	19.20%	N/A
Income Opportunities Fund	AMERICAN ENTERPRISE INVESTMENT SVC	Class A	71.07%	35.12%
	707 2ND AVE S	Class B	25.63%
	MINNEAPOLIS MN 55402-2405	Class C	34.43%
		Class W	99.97%
	CHARLES SCHWAB & CO INC	Class R5	49.92%	N/A
	SPECIAL CUSTODY FBO CUSTOMERS ATTN MUTUAL FUND DEPT 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	Class K	10.34%
	COLUMBIA THERMOSTAT FUND C/O PAULA RYAN 227 W MONROE ST STE 3000 CHICAGO IL 60606-5018	Class I	54.13%	N/A
	FIIOC FBO FATE THERAPEUTICS INC 401(K) PLAN 100 MAGELLAN WAY (KW1C) COVINGTON KY 41015-1987	Class R	5.91%	N/A
	FIIOC FBO HAGELIN & COMPANY INC 401K PLAN 100 MAGELLAN WAY (KW1C) COVINGTON KY 41015-1987	Class R	22.06%	N/A
	FIIOC FBO PAREX USA INC 401(K) PLAN 100 MAGELLAN WAY COVINGTON KY 41015-1987	Class R	11.23%	N/A
	FIIOC FBO TOM BELL GROUP 401(K) RETIREMENT PLAN 100 MAGELLAN WAY (KW1C) COVINGTON KY 41015-1987	Class R	8.65%	N/A
	FIRST CLEARING LLC	Class B	7.38%	N/A
	SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	Class C	9.82%

Statement of Additional Information – December 1, 2013	Page 237

Fund	Name and Address	Share Class	Percentage of Class	Percentage of Fund (if greater than 25%)
	FRONTIER TRUST COMPANY FBO SHEEDY DRAYAGE CO 401K PSP PLAN 2 PO BOX 10758 FARGO ND 58106-0758	Class R	10.55%	N/A
	GREAT WEST TRUST CO TRST FBO EMPLOYEE BENEFITS CLIENTS 8515 E ORCHARD RD # 2T2 GREENWOOD VLG CO 80111-5002	Class K	89.25%	N/A
	JPMCB NA CUST FOR COLUMBIA CAPITAL ALLOCATION MODERATE AGGRESSIVE PORTFOLIO 14201 N DALLAS PKWY FL 13 DALLAS TX 75254-2916	Class I	20.04%	N/A
	JPMCB NA CUST FOR COLUMBIA CAPITAL ALLOCATION MODERATE CONSERVATIVE PORTFOLIO 14201 N DALLAS PKWY FL 13 DALLAS TX 75254-2916	Class I	5.03%	N/A
	JPMCB NA CUST FOR COLUMBIA CAPITAL ALLOCATION MODERATE PORTFOLIO 14201 N DALLAS PKWY FL 13 DALLAS TX 75254-2916	Class I	16.02%	N/A
	LPL FINANCIAL FBO CUSTOMER ACCOUNTS 9785 TOWNE CENTRE DR SAN DIEGO CA 92121-1968	Class C	5.14%	N/A
	MLP FENNER & SMITH INC	Class B	16.41%	N/A
	FBO SOLE BENEFIT OF ITS CUSTOMERS 4800 DEER LAKE DR EAST JACKSONVILLE FL 32246-6484	Class C	10.05%
	MERRILL LYNCH, PIERCE, FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTENTION SERVICE TEAM 4800 DEER LAKE DRIVE EAST 3RD FLOOR JACKSONVILLE FL 32246-6484	Class Y Class Z	99.20% 67.65%	N/A
	NATIONAL FINANCIAL SERVICES LLC FEBO CUSTOMERS MUTUAL FUNDS 200 LIBERTY STREET 1WFC NEW YORK NY 10281-1003	Class C	6.65%	N/A
	NATIONAL FINANCIAL SERVICES LLC FEBO CUSTOMERS MUTUAL FUNDS 499 WASHINGTON BLVD JERSEY CITY NJ 07310-2010	Class R4	13.51%	N/A
	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002	Class R4	84.50%	N/A
	SMC CONSULTING ENGINEERS P C TTEE SMC CONSULTING ENGINEERS P C 401 K C/O FASCORE LLC 8515 E ORCHARD RD # 2T2 GREENWOOD VLG CO 80111-5002	Class R	25.15%	N/A

Statement of Additional Information – December 1, 2013	Page 238

Fund	Name and Address	Share Class	Percentage of Class	Percentage of Fund (if greater than 25%)
	TD AMERITRADE INC FOR THE EXCLUSIVE BENEFIT OF OUR CLIENTS PO BOX 2226 OMAHA NE 68103-2226	Class R5	47.99%	N/A
Inflation Protected Securities Fund	AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE S MINNEAPOLIS MN 55402-2405	Class A Class B Class C	32.91% 26.69% 22.47%	30.36%
		Class W	99.99%
	COLUMBIA MGMT INVESTMENT ADVSR LLC ATTN T ARMBRUSTMACHER & V GEHLHAR 50807 AMERIPRISE FINANCIAL CTR MINNEAPOLIS MN 55474-0508	Class R5	100.00%	34.91%
	ELIZABETH A KELM & MICHAEL J KELM JTWROS 2883 LORD BYRON PL EUGENE OR 97408-4636	Class Z	9.68%	N/A
	FIRST CLEARING LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	Class Z	15.08%	N/A
	JPMCB NA CUST FOR COLUMBIA CAPITAL ALLOCATION CONSERVATIVE PORTFOLIO 14201 N DALLAS PKWY FL 13 DALLAS TX 75254-2916	Class I	15.10%	N/A
	JPMCB NA CUST FOR COLUMBIA CAPITAL ALLOCATION MODERATE AGGRESSIVE PORTFOLIO 14201 N DALLAS PKWY FL 13 DALLAS TX 75254-2916	Class I	36.77%	N/A
	JPMCB NA CUST FOR COLUMBIA CAPITAL ALLOCATION MODERATE CONSERVATIVE PORTFOLIO 14201 N DALLAS PKWY FL 13 DALLAS TX 75254-2916	Class I	16.01%	N/A
	JPMCB NA CUST FOR COLUMBIA CAPITAL ALLOCATION MODERATE PORTFOLIO 14201 N DALLAS PKWY FL 13 DALLAS TX 75254-2916	Class I	14.24%	N/A
	JPMCB NA CUST FOR COLUMBIA INCOME BUILDER FUND 14201 N DALLAS PKWY FL 13 DALLAS TX 75254-2916	Class I	17.87%	N/A
	LPL FINANCIAL 9785 TOWNE CENTRE DR SAN DIEGO CA 92121-1968	Class Z	13.30%	N/A
	MERRILL LYNCH, PIERCE, FENNER & SMITH INC	Class C Class R	26.46% 76.55%	N/A
	FOR THE SOLE BENEFIT OF ITS CUSTOMERS	Class Z	9.36%
	ATTENTION SERVICE TEAM 4800 DEER LAKE DRIVE EAST 3RD FLOOR JACKSONVILLE FL 32246-6484

Statement of Additional Information – December 1, 2013	Page 239

Fund	Name and Address	Share Class	Percentage of Class	Percentage of Fund (if greater than 25%)
	MG TRUST COMPANY CUST FBO DIAMOND CARPETS INC EMPLOYEES SAV 717 17TH ST STE 1300 DENVER CO 80202-3304	Class K	6.62%	N/A
	MG TRUST COMPANY CUST FBO WASHINGTON VALLEY CONTRUCTION 717 17TH ST STE 1300 DENVER CO 80202-3304	Class K	26.06%	N/A
	MG TRUST COMPANY TRUSTEE FBO LAW OFFICES OF ROSEMARIE ARNOLD 401K PLAN 717 17TH ST STE 1300 DENVER CO 80202-3304	Class K	54.50%	N/A
	MG TRUST COMPANY TRUSTEE FBO MAZZEO AGENCY INC 401K PLAN 717 17TH ST STE 1300 DENVER CO 80202-3304	Class K	7.85%	N/A
	MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA 2, 3RD FLOOR JERSEY CITY NJ 07311	Class C	10.52%	N/A
	STATE STREET BK & TR IRA CAROL A WEILL PAUL ZETTAS POA 1423 CAMINO MANADERO SANTA BARBARA CA 93111-1049	Class Z	6.34%	N/A
	STATE STREET BK & TR IRA PATRICIA L PIRO-BOSLEY 14665 SW 133RD AVE TIGARD OR 97224-1658	Class Z	6.11%	N/A
	STATE STREET BK & TR IRA R M NIPPELL MD DECEASED JANET A NIPPELL BENEFICIARY 1052 E HOWARD ST PASADENA CA 91104-2420	Class Z	12.93%	N/A
Large Core Quantitative Fund	AMERICAN ENTERPRISE INVESTMENT SVC	Class C	12.39%	N/A
	707 2ND AVE S	Class W	100.00%
	MINNEAPOLIS MN 55402-2405
	COLUMBIA MGMT INVESTMENT ADVSR LLC ATTN T ARMBRUSTMACHER & V GEHLHAR 50807 AMERIPRISE FINANCIAL CTR MINNEAPOLIS MN 55474-0508	Class R4	100.00%	N/A
	FIRST CLEARING LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	Class Z	33.83%	N/A
	FRONTIER TRUST COMPANY FBO EFK MOEN 401(K) PLAN PO BOX 10758 FARGO ND 58106-0758	Class R	9.68%	N/A

Statement of Additional Information – December 1, 2013	Page 240

Fund	Name and Address	Share Class	Percentage of Class	Percentage of Fund (if greater than 25%)
	FRONTIER TRUST COMPANY FBO FINANCIAL NETWORK AUDIT, LLC 401(K) PO BOX 10758 FARGO ND 58106-0758	Class R	7.91%	N/A
	FRONTIER TRUST COMPANY FBO HOSPICE ADVANTAGE 401(K) PLAN PO BOX 10758 FARGO ND 58106-0758	Class R	11.09%	N/A
	JPMCB NA CUST FOR COLUMBIA CAPITAL ALLOCATION AGGRESSIVE PORTFOLIO 14201 N DALLAS PKWY FL 13 DALLAS TX 75254-2916	Class I	10.94%	N/A
	JPMCB NA CUST FOR COLUMBIA CAPITAL ALLOCATION MODERATE AGGRESSIVE PORTFOLIO 14201 N DALLAS PKWY FL 13 DALLAS TX 75254-2916	Class I	47.24%	N/A
	JPMCB NA CUST FOR COLUMBIA CAPITAL ALLOCATION MODERATE CONSERVATIVE PORTFOLIO 14201 N DALLAS PKWY FL 13 DALLAS TX 75254-2916	Class I	6.95%	N/A
	JPMCB NA CUST FOR COLUMBIA CAPITAL ALLOCATION MODERATE PORTFOLIO 14201 N DALLAS PKWY FL 13 DALLAS TX 75254-2916	Class I	23.55%	N/A
	JPMCB NA CUST FOR COLUMBIA LIFEGOAL GROWTH PORTFOLIO 14201 N DALLAS PKWY FL 13 DALLAS TX 75254-2916	Class I	5.40%	N/A
	MLP FENNER & SMITH INC FBO SOLE BENEFIT OF ITS CUSTOMERS 4800 DEER LAKE DR EAST JACKSONVILLE FL 32246-6484	Class C	5.67%	N/A
	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DRIVE EAST 3RD FL JACKSONVILLE FL 32246-6484	Class R	41.16%	N/A
	MERRILL LYNCH, PIERCE, FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTENTION SERVICE TEAM 4800 DEER LAKE DRIVE EAST 3RD FLOOR JACKSONVILLE FL 32246-6484	Class Z	31.88%	N/A
	MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA 2, 3RD FLOOR JERSEY CITY NJ 07311	Class Z	20.29%	N/A
	WELLS FARGO BANK FBO CRENLO RETIREMENT 401 K NC 1151 1525 WEST WT HARRIS BLVD CHARLOTTE NC 28288-1076	Class K	16.43%	N/A

Statement of Additional Information – December 1, 2013	Page 241

Fund	Name and Address	Share Class	Percentage of Class	Percentage of Fund (if greater than 25%)
	WELLS FARGO BANK	Class K	77.28%	N/A
	FBO 1525 W W T HARRIS BLVD CHARLOTTE NC 28262-8522	Class R5	99.74%	N/A
Large Growth Quantitative	AMERICAN ENTERPRISE INVESTMENT SVC 707	Class A	82.89%	51.26%
Fund	2ND AVE S	Class B	9.97%
	MINNEAPOLIS MN 55402-2405	Class C	15.32%
		Class W	99.99%
	COLUMBIA MGMT INVESTMENT ADVSR LLC	Class K	100.00%	37.63%
	ATTN T ARMBRUSTMACHER & V GEHLHAR	Class R	6.63%
	50807 AMERIPRISE FINANCIAL CTR MINNEAPOLIS MN 55474-0508	Class R5	100.00%
	FRONTIER TRUST COMPANY FBO DENNIS F MEYER INC 401K PO BOX 10758 FARGO ND 58106-0758	Class R	83.57%	N/A
	FRONTIER TRUST COMPANY FBO FLINCH & BRUNS FUNERAL HOME INC 40 PO BOX 10758 FARGO ND 58106-0758	Class R	9.80%	N/A
	JPMCB NA CUST FOR COLUMBIA CAPITAL ALLOCATION AGGRESSIVE PORTFOLIO 14201 N DALLAS PKWY FL 13 DALLAS TX 75254-2916	Class I	9.58%	N/A
	JPMCB NA CUST FOR COLUMBIA CAPITAL ALLOCATION MODERATE AGGRESSIVE PORTFOLIO 14201 N DALLAS PKWY FL 13 DALLAS TX 75254-2916	Class I	29.32%	N/A
	JPMCB NA CUST FOR COLUMBIA CAPITAL ALLOCATION MODERATE CONSERVATIVE PORTFOLIO 14201 N DALLAS PKWY FL 13 DALLAS TX 75254-2916	Class I	11.78%	N/A
	JPMCB NA CUST FOR COLUMBIA CAPITAL ALLOCATION MODERATE PORTFOLIO 14201 N DALLAS PKWY FL 13 DALLAS TX 75254-2916	Class I	26.12%	N/A
	JPMCB NA CUST FOR COLUMBIA LIFEGOAL GROWTH PORTFOLIO 14201 N DALLAS PKWY FL 13 DALLAS TX 75254-2916	Class I	17.75%	N/A
	MLP FENNER & SMITH INC FBO SOLE BENEFIT OF ITS CUSTOMERS 4800 DEER LAKE DR EAST JACKSONVILLE FL 32246-6484	Class C	33.99%	N/A
	MERRILL LYNCH, PIERCE, FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTENTION SERVICE TEAM 4800 DEER LAKE DRIVE EAST 3RD FLOOR JACKSONVILLE FL 32246-6484	Class Z	11.95%	N/A

Statement of Additional Information – December 1, 2013	Page 242

Fund	Name and Address	Share Class	Percentage of Class	Percentage of Fund (if greater than 25%)
	MG TRUST COMPANY AS AGENT FOR CHESAPEAKE TRUST COMPANY FBO GWN 717 17TH ST STE 1300 DENVER CO 80202-3304	Class Z	5.58%	N/A
	MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA 2, 3RD FLOOR JERSEY CITY NJ 07311	Class Z	37.12%	N/A
	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002	Class Z	5.18%	N/A
	STATE STREET BK & TR IRA LAURIE A PETERSON 8205 SW CANYON LN PORTLAND OR 97225-3985	Class Z	5.50%	N/A
	STATE STREET BK & TR ROTH IRA DONALD LEE MAYER 1352 SPRING RD NW WASHINGTON DC 20010-1360	Class Z	5.23%	N/A
	UMB BANK NA CUST CUST FBO PLANMEMBER 6187 CARPINTERIA AVE CARPINTERIA CA 93013-2805	Class Z	10.52%	N/A
Large Value Quantitative Fund	AMERICAN ENTERPRISE INVESTMENT SVC	Class A	23.06%	51.94%
	707 2ND AVE S	Class B	21.62%
	MINNEAPOLIS MN 55402-2405	Class C	14.21%
		Class W	99.99%
	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTENTION MUTUAL FUND 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	Class B	7.48%	N/A
	COLUMBIA MANAGEMENT INVESTMENT	Class K	100.00%	N/A
	ADVISERS, LLC ATTN TIM ARMBRUSTMACHER 50807 AMERIPRISE FINANCIAL CTR MINNEAPOLIS MN 55474-0508	Class R	100.00%
	FIRST CLEARING LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	Class B	10.68%	N/A
	JPMCB NA CUST FOR COLUMBIA CAPITAL ALLOCATION MODERATE AGGRESSIVE PORTFOLIO 14201 N DALLAS PKWY FL 13 DALLAS TX 75254-2916	Class I	89.95%	N/A
	JPMCB NA CUST FOR COLUMBIA VP-ASSET ALLOCATION FUND 14201 N DALLAS PKWAY FL 13 DALLAS TX 75254-2916	Class I	10.03%	N/A

Statement of Additional Information – December 1, 2013	Page 243

Fund	Name and Address	Share Class	Percentage of Class	Percentage of Fund (if greater than 25%)
	LPL FINANCIAL FBO CUSTOMER ACCOUNTS 9785 TOWNE CENTRE DR SAN DIEGO CA 92121-1968	Class C	5.10%	N/A
	MLPF&S	Class A	6.68%	N/A
	FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DRIVE EAST 3RD FL JACKSONVILLE FL 32246-6484	Class C	23.76%
	MERRILL LYNCH, PIERCE, FENNER & SMITH INC	Class B Class T	11.73% 14.39%	N/A
	FOR THE SOLE BENEFIT OF ITS CUSTOMERS	Class Z	82.12%
	ATTENTION SERVICE TEAM 4800 DEER LAKE DRIVE EAST 3RD FLOOR JACKSONVILLE FL 32246-6484
	NATIONAL FINANCIAL SERVICES LLC FEBO CUSTOMERS MUTUAL FUNDS 200 LIBERTY STREET 1WFC NEW YORK NY 10281-1003	Class B	6.75%	N/A
	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002	Class A	7.17%	N/A
	UBS WM USA OMNI ACCOUNT M/F ATTN: DEPARTMENT MANAGER 1000 HARBOR BLVD WEEHAWKEN NJ 07086-6761	Class C	6.43%	N/A
Limited Duration Credit Fund	AMERICAN ENTERPRISE INVESTMENT SVC	Class C	41.29%	42.37%
	707 2ND AVE S	Class A	57.59%
	MINNEAPOLIS MN 55402-2405	Class B	29.46%
		Class W	99.99%
	BAND & CO C/O US BANK NA 1555 N RIVERCENTER DR STE 302 MILWAUKEE WI 53212-3958	Class Z	9.11%	N/A
	CHARLES SCHWAB & CO INC	Class K	97.67%	N/A
	CUST A/C FOR THE EXCLUSIVE BENEFIT ATTENTION MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	Class R5	97.70%
	COLUMBIA MGMT INVESTMENT ADVSR LLC ATTN T ARMBRUSTMACHER & V GEHLHAR 50807 AMERIPRISE FINANCIAL CTR MINNEAPOLIS MN 55474-0508	Class Y	100.00%	N/A
	FIRST CLEARING LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	Class C	7.83%	N/A
	JPMCB NA CUST FOR COLUMBIA CAPITAL ALLOCATION CONSERVATIVE PORTFOLIO 14201 N DALLAS PKWY FL 13 DALLAS TX 75254-2916	Class I	19.67%	N/A

Statement of Additional Information – December 1, 2013	Page 244

Fund	Name and Address	Share Class	Percentage of Class	Percentage of Fund (if greater than 25%)
	JPMCB NA CUST FOR COLUMBIA CAPITAL ALLOCATION MODERATE CONSERVATIVE PORTFOLIO 14201 N DALLAS PKWY FL 13 DALLAS TX 75254-2916	Class I	29.58%	N/A
	JPMCB NA CUST FOR COLUMBIA CAPITAL ALLOCATION MODERATE PORTFOLIO 14201 N DALLAS PKWY FL 13 DALLAS TX 75254-2916	Class I	21.94%	N/A
	JPMCB NA CUST FOR COLUMBIA INCOME BUILDER FUND 14201 N DALLAS PKWY FL 13 DALLAS TX 75254-2916	Class I	27.07%	N/A
	MLP FENNER & SMITH INC FBO SOLE BENEFIT OF ITS CUSTOMERS 4800 DEER LAKE DR EAST JACKSONVILLE FL 32246-6484	Class C	7.70%	N/A
	MERRILL LYNCH, PIERCE, FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTENTION SERVICE TEAM 4800 DEER LAKE DRIVE EAST 3RD FLOOR JACKSONVILLE FL 32246-6484	Class Z	44.51%	N/A
	MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA 2, 3RD FLOOR JERSEY CITY NJ 07311	Class Z	9.87%	N/A
	NATIONAL FINANCIAL SERVICES LLC	Class R4	95.52%	N/A
	FEBO CUSTOMERS MUTUAL FUNDS 200 LIBERTY STREET 1WFC NEW YORK NY 10281-1003	Class Z	7.11%
MN Tax-Exempt Fund	AMERICAN ENTERPRISE INVESTMENT SVC	Class A	17.19%	N/A
	707 2ND AVE S	Class Z	23.17%
	MINNEAPOLIS MN 55402-2405	Class B	34.65%
		Class C	40.72%
	FIRST CLEARING LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	Class Z	20.68%	N/A
	MERRILL LYNCH, PIERCE, FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTENTION SERVICE TEAM 4800 DEER LAKE DRIVE EAST 3RD FLOOR JACKSONVILLE FL 32246-6484	Class Z	34.07%	N/A
	NATIONAL FINANCIAL SERVICES LLC FEBO CUSTOMERS MUTUAL FUNDS 200 LIBERTY STREET 1WFC NEW YORK NY 10281-1003	Class R4	96.76%	N/A
	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002	Class Z	7.22%	N/A

Statement of Additional Information – December 1, 2013	Page 245

Fund	Name and Address	Share Class	Percentage of Class	Percentage of Fund (if greater than 25%)
	TD AMERITRADE INC FEBO OUR CLIENTS PO BOX 2226 OMAHA NE 68103-2226	Class Z	5.84%	N/A
Money Market Fund	AMERICAN ENTERPRISE INVESTMENT SVC	Class B	6.03%	N/A
	707 2ND AVE S	Class C	6.17%
	MINNEAPOLIS MN 55402-2405	Class W	94.85%
	BANK OF AMERICA NA FBO CGSC CAPITAL, INC MFO PO BOX 843869 DALLAS TX 75284-3869	Class Z	19.34%	N/A
	COLUMBIA MANAGEMENT INVESTMENT MANAGERS, LLC ATTN TIM ARMBRUSTMACHER 50807 AMERIPRISE FINANCIAL CTR MINNEAPOLIS MN 55474-0508	Class W	5.15%	N/A
	COUNSEL TRUST DBA MATC FBO AIM METALS & ALLOYS USA INC 401K PSP & TRUST 1251 WATERFRONT PL STE 525 PITTSBURGH PA 15222-4228	Class R	5.33%	N/A
	FIRST CLEARING LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	Class C	6.41%	N/A
	FRONTIER TRUST COMPANY FBO ED FAGAN, INC. 401(K) PLAN PO BOX 10758 FARGO ND 58106-0758	Class R	5.70%	N/A
	FRONTIER TRUST COMPANY FBO FREMMING PARSON & PECCHENINO 401 K PO BOX 10758 FARGO ND 58106-0758	Class R	9.68%	N/A
	FRONTIER TRUST COMPANY FBO GLENWOOD ELECTRIC 401K PO BOX 10758 FARGO ND 58106-0758	Class R	5.03%	N/A
	FRONTIER TRUST COMPANY FBO GREATMATS.COM CORPORATION PO BOX 10758 FARGO ND 58106-0758	Class R5	27.00%	N/A
	FRONTIER TRUST COMPANY FBO HOSPICE ADVANTAGE 401(K) PLAN PO BOX 10758 FARGO ND 58106-0758	Class R	7.28%	N/A
	FRONTIER TRUST COMPANY FBO MYTHICS, INC. 401(K) PS PLAN AND TR PO BOX 10758 FARGO ND 58106-0758	Class R5	58.24%	N/A
	JPMCB NA AS CUSTODIAN FOR THE SC529PLAN COLUMBIA LEGACY CAPITAL PRESERVATION 529 PORTFOLIO 14201 DALLAS PKWY FL 13 DALLAS TX 75254-2916	Class Z	18.42%	N/A

Statement of Additional Information – December 1, 2013	Page 246

Fund	Name and Address	Share Class	Percentage of Class	Percentage of Fund (if greater than 25%)
	JPMCB NA CUST FOR COLUMBIA INCOME BUILDER FUND 14201 N DALLAS PKWY FL 13 DALLAS TX 75254-2916	Class I	98.49%	N/A
	MLPF&S 4800 DEER LAKE DRIVE EAST, 3RD FL. JACKSONVILLE FL 32246-6484	Class B	5.34%	N/A
	MG TRUST COMPANY CUST FBO BTECH INC 401 K PROFIT SHARING PLA 717 17TH ST STE 1300 DENVER CO 80202-3304	Class R	9.91%	N/A
	WELLS FARGO BANK FBO 1525 W W T HARRIS BLVD CHARLOTTE NC 28262-8522	Class Z	17.15%	N/A

The information provided below is as of a date within 30 days prior to the effective date of the last registration statement filing of the applicable Fund.

		Fund Shares

Fund	Shareholder name, city and state	Share Class	Percentage	Percent of Fund (if greater than 25%)
Funds with fiscal period ending January 31
Capital Allocation Aggressive Portfolio	American Enterprise Investment Svc FBO	Class A	27.80%	28.34%
	707 2nd Ave S	Class B	24.08%
	Minneapolis MN 55402-2405	Class C	39.50%
	Charles Schwab & Co Inc Special Custody Acct FBO Customers Attn Mutual Funds 101 Montgomery St San Francisco CA 94104-4151	Class K	64.88%	—
	Great West Trust Co Trst FBO Employee Benefits Clients 8515 E Orchard Rd # 2T2 Greenwood Vlg CO 80111-5002	Class K	26.21%	—
	RiverSource Investments LLC Attn Tim Armbrustmacher 50807 Ameriprise Financial Ctr Minneapolis MN 55474-0508	Class K	8.91%	—
	Frontier Trust Company FBO Boberg Engineering & Contracting PO Box 10758 Fargo ND 58106-0758	Class R	59.63%	—
	Frontier Trust Company FBO Maguire/Maguire Inc 401 K PS PLA PO Box 10758 Fargo ND 58106-0758	Class R	38.53%	—
	American Enterprise Investment Svc FBO 707 2nd Ave S Minneapolis MN 55402-2405	Class Z	6.05%	—
	Mary Ann Merling Cust Coretta L Merling Uniform Transfer To Minors Act-OH 312 N Lincoln St Wilmington OH 45177-1714	Class Z	5.36%	—

Statement of Additional Information – December 1, 2013	Page 247

		Fund Shares

Fund	Shareholder name, city and state	Share Class	Percentage	Percent of Fund (if greater than 25%)
	Mary Ann Merling Cust Harrison D Merling Uniform Transfer To Minors Act-OH 312 N Lincoln St Wilmington OH 45177-1714	Class Z	22.03%	—
	Merrill Lynch, Pierce, Fenner & Smith Inc For the sole benefit of its customers Attention Service Team 4800 Deer Lake Drive East 3rd Floor Jacksonville FL 32246-6484	Class Z	10.49%	—
	Morgan Stanley Smith Barney Harborside Financial Center Plaza 2, 3rd Floor Jersey City NJ 07311	Class Z	11.80%	—
	TD Ameritrade Inc FEBO Our Clients Po Box 2226 Omaha NE 68103-2226	Class Z	11.55%	—
Capital Allocation Conservative Portfolio	American Enterprise Investment Svc FBO	Class A	22.64%	26.12%
	707 2nd Ave S	Class B	33.00%
	Minneapolis MN 55402-2405	Class C	45.03%
	First Clearing LLC Special Custody Acct for the exclusive benefit of customer 2801 Market St Saint Louis MO 63103-2523	Class C	5.68%	—
	Deborah Aleyne Lapeyre Barbara Tommie USDIN FBO Mulberry Technologies Inc 401 K 17 W Jefferson St Ste 207 Rockville MD 20850-4227	Class K	88.02%	—
	RiverSource Investments LLC Attn Tim Armbrustmacher 50807 Ameriprise Financial Ctr Minneapolis MN 55474-0508	Class K	10.84%	—
	Frontier Trust Company FBO Maguire/Maguire Inc 401 K PS PLA PO Box 10758 Fargo ND 58106-0758	Class R	91.53%	—
	RiverSource Investments LLC Attn T Armbrustmacher & V Gehlhar Ameriprise Financial Ctr Minneapolis MN 55474-0508	Class R	5.50%	—
	LPL Financial 9785 Towne Centre Dr San Diego CA 92121-1968	Class Z	6.91%	—
	Merrill Lynch, Pierce, Fenner & Smith Inc For the sole benefit of its customers Attention Service Team 4800 Deer Lake Drive East 3rd Floor Jacksonville FL 32246-6484	Class Z	22.98%	—
	MG Trust Co Cust FBO Bank of America N A 700 17th St Ste 300 Denver CO 80202-3531	Class Z	10.89%	—

Statement of Additional Information – December 1, 2013	Page 248

		Fund Shares

Fund	Shareholder name, city and state	Share Class	Percentage	Percent of Fund (if greater than 25%)
	Morgan Stanley Smith Barney Harborside Financial Center Plaza 2, 3rd Floor Jersey City NJ 07311	Class Z	15.45%	—
	National Financial Services LLC FEBO Customers Mutual Funds 200 Liberty Street 1WFC New York NY 10281-1003	Class Z	11.19%	—
	Pershing LLC 1 Pershing Plaza Jersey City NJ 07399-0002	Class Z	9.56%	—
	State Street Corporation FBO ADP Access 1 Lincoln St Boston MA 02111-2901	Class Z	5.50%	—
Capital Allocation Moderate Portfolio	American Enterprise Investment Svc FBO	Class A	21.49%	—
	707 2nd Ave S	Class B	29.38%
	Minneapolis MN 55402-2405	Class C	47.51%
	Charles Schwab & Co Inc Special Custody Acct FBO Customers Attn Mutual Funds 101 Montgomery St San Francisco CA 94104-4151	Class K	51.40%	—
	Deborah Aleyne Lapeyre Barbara Tommie USDIN FBO Mulberry Technologies Inc 401 K Profit Sharing Plan & Trust 17 W Jefferson St Ste 207 Rockville MD 20850-4227	Class K	40.77%	—
	Frontier Trust Company FBO Maguire/Maguire Inc 401 K PS PLA PO Box 10758 Fargo ND 58106-0758	Class R	53.39%	—
	MG Trust Company Cust FBO Design Works International Inc 700 17th St Ste 300 Denver CO 80202-3531	Class R	43.41%	—
	Merrill Lynch, Pierce, Fenner & Smith Inc For the sole benefit of its customers Attention Service Team 4800 Deer Lake Drive East 3rd Floor Jacksonville FL 32246-6484	Class Z	7.83%	—
	MG Trust Company Cust FBO Huppins HI-FI Photo & Video Inc 700 17th St Ste 300 Denver CO 80202-3531	Class Z	9.54%	—
	Morgan Stanley Smith Barney Harborside Financial Center Plaza 2, 3rd Floor Jersey City NJ 07311	Class Z	42.62%	—
	State Street Bk & Tr IRA Richard F Cach 17665 NW Elk Run Dr Portland OR 97229-2158	Class Z	8.22%	—

Statement of Additional Information – December 1, 2013	Page 249

		Fund Shares

Fund	Shareholder name, city and state	Share Class	Percentage	Percentage of Fund (if greater than 25%)
Capital Allocation Moderate Aggressive Portfolio	American Enterprise Investment Svc FBO	Class A	18.97%	—
	707 2nd Ave S	Class B	20.05%
	Minneapolis MN 55402-2405	Class C	28.39%
	Merrill Lynch, Pierce, Fenner & Smith Inc	Class A	14.97%	—
	For the sole benefit of its customers	Class B	23.66%
	Attention Service Team	Class C	22.45%
	4800 Deer Lake Drive East 3rd Floor	Class T	22.47%
	Jacksonville FL 32246-6484	Class Z	41.75%
	Charles Schwab & Co Inc Cust A/C For the exclusive benefit Attention Mutual Funds 101 Montgomery St San Francisco CA 94104-4151	Class K	83.15%	—
	Columbia Mgmt Investment Advsr LLC Attn T Armbrustmacher & V Gehlhar 50807 Ameriprise Financial Ctr Minneapolis MN 55474-0508	Class K	15.49%	—
	Charles Schwab Bank Cust Woodridge Clinic SC PS & 401K Plan 2423 E Lincoln Dr Phoenix AZ 85016-1215	Class R	8.98%	—
	Donald Blasland FBO PW Laboratories Inc 401K PSP 805 S Wheatley St Ste 600 Ridgeland MS 39157-5005	Class R	10.00%	—
	Frontier Trust Co FBO Brown & Jones Reporting 401K Plan PO Box 10758 Fargo ND 58106-0758	Class R	13.16%	—
	Great-West Trust Company LLC TTEE F Employee Benefits Clients 401K 8515 E Orchard Rd 2T2 Greenwood Village CO 80111-5002	Class R	5.15%	—
	MG Trust Company Cust. FBO CGR Products Inc. Employees’ Profit 717 17th St Ste 1300 Denver CO 80202-3304	Class R	6.76%	—
	MG Trust Company Cust. FBO Clinica Campesina Family Health Ser 717 17th St Ste 1300 Denver CO 80202-3304	Class R	5.48%	—
	MG Trust Company Cust. FBO Lincoln Provision, Inc. Employees’ 717 17th St Ste 1300 Denver CO 80202-3304	Class R	8.25%	—
	Columbia Mgmt Investment Advsr LLC Attn T Armbrustmacher & V Gehlhar 50807 Ameriprise Financial Ctr Minneapolis MN 55474-0508	Class R4 Class R5	100.00% 100.00%	—
	Charles Schwab & Co Inc Special Custody Account For benefit of customers Attn Mutual Funds 101 Montgomery Street San Francisco CA 94104-4151	Class Z	5.09%	—
	National Financial Services LLC FEBO Customers Mutual Funds 200 Liberty Street 1WFC New York NY 10281-1003	Class Z	7.63%	—

Statement of Additional Information – December 1, 2013	Page 250

		Fund Shares

Fund	Shareholder name, city and state	Share Class	Percentage	Percentage of Fund (if greater than 25%)
Capital Allocation Moderate Conservative Portfolio	American Enterprise Investment Svc FBO	Class A	20.99%	—
	707 2nd Ave S	Class B	29.98%
	Minneapolis MN 55402-2405	Class C	42.73%
	Merrill Lynch, Pierce, Fenner & Smith Inc	Class A	7.63%	—
	For the sole benefit of its customers	Class B	11.94%
	Attention Service Team	Class C	11.10%
	4800 Deer Lake Drive East 3rd Floor	Class R	17.62%
	Jacksonville FL 32246-6484	Class Z	55.40%
	Columbia Mgmt Investment Advsr LLC Attn T Armbrustmacher & V Gehlhar 50807 Ameriprise Financial Ctr Minneapolis MN 55474-0508	Class K	95.64%	—
	Frontier Trust Co FBO Bench International Search Inc 40 PO Box 10758 Fargo ND 58106-0758	Class R	12.19%	—
	Frontier Trust Company FBO McCallin Diversified Industries PO Box 10758 Fargo ND 58106-0758	Class R	8.18%	—
	MG Trust Company Cust. FBO Chernin Entertainment, LLC Employee 717 17th St Ste 1300 Denver CO 80202-3304	Class R	9.82%	—
	MG Trust Company Cust. FBO The Second City Inc 717 17th St Ste 1300 Denver CO 80202-3304	Class R	5.59%	—
	PAI Trust Company, Inc Michael J. Manole, DDS 401(K) P/S P 1300 Enterprise Dr De Pere WI 54115-4934	Class R	5.11%	—
	Columbia Mgmt Investment Advsr LLC	Class R4	100.00%	—
	Attn T Armbrustmacher & V Gehlhar 50807 Ameriprise Financial Ctr Minneapolis MN 55474-0508	Class R5	100.00%
	LPL Financial 9785 Towne Centre Dr San Diego CA 92121-1968	Class Z	9.35%	—

Statement of Additional Information – December 1, 2013	Page 251

		Fund Shares

Fund	Shareholder name, city and state	Share Class	Percentage	Percentage of Fund (if greater than 25%)
Income Builder Fund	American Enterprise Investment Svc FBO	Class A	42.93%	44.06%
	707 2nd Ave S	Class B	50.56%
	Minneapolis MN 55402-2405	Class C	56.68%
	Charles Schwab & Co Inc Special Custody Acct FBO Customers Attn Mutual Funds 101 Montgomery St San Francisco CA 94104-4151	Class K	51.75%	—
	RiverSource Investments LLC Attn Tim Armbrustmacher 50807 Ameriprise Financial Ctr Minneapolis MN 55474-0508	Class K	48.25%	—
	Frontier Trust Company FBO PO Box 10758 Fargo ND 58106-0758	Class R	83.35%	—
	Frontier Trust Company FBO Platinum Bank 401 K Plan PO Box 10758 Fargo ND 58106-0758	Class R	5.39%	—
	Frontier Trust Company FBO Southern Eye Associates Ltd 401K PO Box 10758 Fargo ND 58106-0758	Class R	9.95%	—
	National Financial Services LLC FEBO Customers Mutual Funds 499 Washington Blvd Jersey City NJ 07310-2010	Class R4	97.24%	—
	Pershing LLC 1 Pershing Plaza Jersey City NJ 07399-0002	Class R5	54.45%	—
	Great-West Trust Company LLC TTEE F Employee Benefits Clients 401K 8515 E Orchard Rd # 2T2 Greenwood Vlg CO 80111-5002	Class R5	42.08%	—
	First Clearing LLC Special Custody Acct For the exclusive benefit of customer 2801 Market St Saint Louis MO 63103-2523	Class Z	12.63%	—
	LPL Financial 9785 Towne Centre Dr San Diego CA 92121-1968	Class Z	7.15%	—
	Merrill Lynch, Pierce, Fenner & Smith Inc For the sole benefit of its customers Attention Service Team 4800 Deer Lake Drive East 3rd Floor Jacksonville FL 32246-6484	Class Z	17.00%	—
	Morgan Stanley Smith Barney Harborside Financial Center Plaza 2, 3rd Floor Jersey City NJ 07311	Class Z	23.35%	—
	National Financial Services LLC FEBO Customers Mutual Funds 200 Liberty Street 1WFC New York NY 10281-1003	Class Z	5.84%	—
	Raymond James FBO Omnibus For Mutual Funds Attn: Courtney Waller 880 Carillon Pkwy St Petersburg FL 33716-1100	Class Z	15.96%	—

Statement of Additional Information – December 1, 2013	Page 252

		Fund Shares

Fund	Shareholder name, city and state	Share Class	Percentage	Percentage of Fund (if greater than 25%)
Lifegoal Growth Portfolio	American Enterprise Investment Svc FBO	Class A	14.81%	—
	707 2nd Ave S	Class B	10.71%
	Minneapolis MN 55402-2405	Class C	12.75%
	Charles Schwab & Co Inc Special Custody Acct FBO Customers Attn Mutual Funds 101 Montgomery St San Francisco CA 94104-4151	Class K	89.80%	—
	Columbia Mgmt Investment Advsr LLC	Class K	10.20%	—
	Attn T Armbrustmacher & V Gehlhar	Class R4	100.00%
	50807 Ameriprise Financial Ctr Minneapolis MN 55474-0508	Class R5	100.00%
	First Clearing LLC	Class C	6.41%	—
	Special Custody Acct For the exclusive benefit of customer 2801 Market St Saint Louis MO 63103-2523	Class Z	6.72%
	Frontier Trust Co FBO Brown & Jones Reporting 401K Plan PO Box 10758 Fargo ND 58106-0758	Class R	13.24%	—
	Frontier Trust Co FBO Riverfront Steel 401K Plan 01307 PO Box 10758 Fargo ND 58106-0758	Class R	9.05%	—
	Great-West Trust Company LLC TTEE F Employee Benefits Clients 401K 8515 E Orchard Rd 2T2 Greenwood Village CO 80111-5002	Class R	11.59%	—
	Merrill Lynch, Pierce, Fenner & Smith Inc	Class A	21.24%	26.13%
	For the sole benefit of its customers	Class B	30.47%
	Attention Service Team	Class C	28.36%
	4800 Deer Lake Drive East 3rd Floor	Class R	10.61%
	Jacksonville FL 32246-6484	Class Z	74.10%
	MG Trust Co Cust FBO Albert Frei & Sons Inc 401K Plan 700 17th St Ste 300 Denver CO 80202-3531	Class R	5.96%	—
	MG Trust Company Cust. FBO Clinica Campesina Family Health Ser 717 17th St Ste 1300 Denver CO 80202-3304	Class R	12.44%	—
	MG Trust Company Cust. FBO Lorton Stone, LLC Retirement Plan & 717 17th St Ste 1300 Denver CO 80202-3304	Class R	6.68%	—
	MG Trust Company Cust. FBO The Second City Inc 717 17th St Ste 1300 Denver CO 80202-3304	Class R	6.53%	—
	Wilmington Trust Risc As Agent FBO LCM Architects LLC Ret Plan PO Box 52129 Phoenix AZ 85072-2129	Class R	9.11%	—

Statement of Additional Information – December 1, 2013	Page 253

		Fund Shares

Fund	Shareholder name, city and state	Share Class	Percentage	Percentage of Fund (if greater than 25%)
Masters International Equity Portfolio	American Enterprise Investment Svc FBO	Class A	61.54%	27.33%
	707 2nd Ave S	Class B	17.51%
	Minneapolis MN 55402-2405	Class C	21.87%
	Counsel Trust DBA MATC FBO Prost Data Inc 401K PSP & Trust 1251 Waterfront Pl Ste 525 Pittsburgh PA 15222-4228	Class R	11.63%	—
	First Clearing LLC	Class B	12.67%	—
	Special Custody Acct For the exclusive benefit of customer 2801 Market St Saint Louis MO 63103-2523	Class C	8.80%
	Merrill Lynch Pierce Fenner & Smith	Class A	14.72%	49.77%
	For the sole benefit of it customer	Class B	41.53%
	4800 Deer Lake Dr E	Class C	22.74%
	Jacksonville FL 32246-6484	Class R	14.85%
		Class Z	84.81%
	MG Trust Co Cust FBO Bhava Communications Inc 401K 700 17th St Ste 300 Denver CO 80202-3531	Class R	66.71%	—
	Morgan Stanley Smith Barney Harborside Financial Center Plaza 2, 3rd Floor Jersey City NJ 07311	Class C	13.15%	—
	Pershing LLC	Class B	6.09%	—
	1 Pershing Plaza	Class C	7.92%
	Jersey City NJ 07399-0002	Class Z	5.10%
Funds with fiscal period ending August 31
Marsico Flexible Capital Fund	Columbia Management	Class I	100.00%	—
		Class R5	100.00%
	American Enterprise Investment SVC	Class A	81.12%
		Class C	46.91%	—
	UBS WM USA, Weehawken, NJ	Class C	11.68%	—
	Raymond James	Class C	11.45%	—
	Stifel Nicolaus & Co. Inc., St. Louis, MO	Class C	8.23%	—
	Enviroservices & Training Center TTE, Greenwood Vlg, CO	Class R	60.20%	—
	Frontier Trust Company FBO, Fargo, ND	Class R	38.52%	—
	Charles Schwab	Class Z	67.93%	—
	LPL Financial, San Diego, CA	Class Z	22.25%	—

Statement of Additional Information – December 1, 2013	Page 254

		Fund Shares

Fund	Shareholder name, city and state	Share Class	Percentage	Percentage of Fund (if greater than 25%)
Funds with fiscal period ending October 31
AR Currency and Income Fund	Columbia Capital Allocation Moderate Aggressive Portfolio	Class I	41.65%	46.52%	(a)
	Columbia Capital Allocation Moderate Conservative Portfolio	Class I	6.29%	—
	Columbia Income Builder Fund	Class I	46.61%	—
	American Enterprise Investment SVC	Class A	49.70%	26.57%
		Class B	25.15%
		Class C	32.48%
		Class W	99.96%
	American Enterprise Investment SVCS	Class B	14.83%	—
	MLP Fenner & Smith	Class C	21.04%	—
	Merrill Lynch, Pierce, Fenner & Smith	Class Z	51.11%	—
	Morgan Stanley Smith Barney	Class C	10.84%	—
		Class Z	15.24%
	First Clearing	Class C	7.94%	—
	National Financial Services LLC, New York, NY	Class C	5.56%	—
		Class Z	24.04%
Asia Pacific ex-Japan Fund	Columbia Management	Class I	100.00%	—
		Class Z	26.06%
	American Enterprise Investment SVC	Class A	25.94%	—
	LPL Financial	Class A	64.05%	—
	Christopher A. & Wendy E. Thompson, San Jose, CA	Class C	18.89%	—
	Alan J. & Marilyn K. Pinnick, Indianapolis, IN	Class C	17.71%	—
	State Street Bank & Trust, IRA Kevin J. Puzio, Indianapolis, IN	Class C	15.01%	—
	Robert J. & Gale R. Hummel, Noblesville, IN	Class C	13.37%	—
	State Street Bank & Trust, Roth IRA Harold T. Sasaki, San Carlos, CA	Class C	8.74%	—
	State Street Bank & Trust, Diana Thanh Thuly Tran, Union City, CA	Class C	7.87%	—
	State Street Bank & Trust, Rika Inada, Sunnyvale, CA	Class C	5.34%	—
	Westmeyer Dental Inc. TTEE FBO 401K, Greenwood Vlg, CO	Class R	36.45%	—
	MG Trust Company FBO Superior Construction Co. Inc., Denver, CO	Class R	31.65%	—
	Capital Bank & Trust Co. FBO Everett Gaskins Hancock LLP 401K, Greenwood Vlg, CO	Class R	16.94%	—
	Frontier Trust Company FBO Bone Dry Roofing 401K Plan, Fargo, ND	Class R	5.93%	—
	Stifel Nicolaus & Co. Inc., St. Louis, MO	Class Z	32.93%	—
	State Street Bank & Trust, IRA Patricia M. Daly, Church Falls, VA	Class Z	19.67%	—
	Leyland A. Noble, Danbury, CT	Class Z	11.96%	—
	Nalini S. Naik, Cherry Hill, NJ	Class Z	7.70%	—

Statement of Additional Information – December 1, 2013	Page 255

		Fund Shares

Fund	Shareholder name, city and state	Share Class	Percentage	Percent of Fund (if greater than 25%)
Emerging Markets	Columbia Management	Class K	16.93%	—
Bond Fund		Class Y	100.00%
	Columbia Income Builder Fund	Class I	28.34%	—
	Columbia Capital Allocation Moderate Portfolio	Class I	18.72%	—
	Columbia Portfolio Builder Moderate Conservative Fund	Class I	18.20%	—
	Columbia Capital Allocation Moderate Aggressive Portfolio	Class I	12.62%	—
	Columbia Capital Allocation Conservative Portfolio	Class I	10.58%	—
	Columbia Portfolio Builder Moderate Agressive Fund	Class I	7.01%	—
	American Enterprise Investment SVC	Class A	39.73%	25.02%
		Class B	28.79%
		Class C	9.89%
		Class W	99.98%
	Pershing LLC	Class A	11.92%	—
		Class C	5.75%
		Class Z	5.87%
	UBS WM USA	Class A	6.65%	—
		Class C	7.37%
	MLP Fenner & Smith	Class C	17.68%	—
	Merrill Lynch, Pierce, Fenner & Smith	Class R	75.12%	—
		Class Z	9.70%
	First Clearing LLC	Class C	13.63%	—
		Class K	10.46%
		Class Z	7.92%
	Raymond James	Class C	7.56%	—
		Class Z	5.10%
	Morgan Stanley Smith Barney	Class C	17.26%	—
		Class Z	8.25%
	Charles Schwab	Class K	56.86%	—
		Class R5	97.53%
	MG Trust Company FBO Synergy Seven Inc., Denver, CO	Class K	15.75%	—
	Safety National Casualty Corp., St. Louis, MO	Class Z	19.01%	—
	National Financial Services LLC, New York, NY	Class Z	12.02%	—
	LPL Financial	Class Z	5.98%	—

Statement of Additional Information – December 1, 2013	Page 256

		Fund Shares

Fund	Shareholder name, city and state	Share Class	Percentage	Percent of Fund (if greater than 25%)
European Equity Fund	Columbia Management	Class K	23.17%	62.52%	(a)
		Class W	100.00%
	Columbia Capital Allocation Moderate Portfolio	Class I	29.46%	—
	Columbia Portfolio Builder Moderate Aggressive Fund	Class I	27.72%	—
	Columbia Capital Allocation Aggressive Portfolio	Class I	18.46%	—
	Columbia Masters Intenational Equity Portfolio	Class I	11.82%	—
	Columbia Portfolio Builder Moderate Conservative Fund	Class I	7.71%	—
	JPMCB NA Cust for SC 529 Plan Columbia Growth 529 Portfolio, Dallas, TX	Class Z	25.77%	—
	JPMCB NA Cust for SC 529 Plan Columbia Aggressive Growth 529 Portfolio, Dallas, TX	Class Z	24.31%	—
	JPMCB NA Cust for SC 529 Plan Columbia Moderate Growth 529 Portfolio, Dallas, TX	Class Z	23.98%	—
	JPMCB NA Cust for SC 529 Plan Columbia Moderate 529 Portfolio, Dallas, TX	Class Z	18.63%	—
	American Enterprise Investment SVC	Class A	21.19%	—
		Class B	21.19%
		Class C	18.21%
	Charles Schwab	Class A	5.09%	—
		Class K	12.49%
	MLP Fenner & Smith	Class C	36.19%	—
	MG Trust Company Cust. FBO Urologic Surgery, P.C. 401K, Denver, CO	Class R4	64.34%	—
Global Bond Fund	Columbia Management	Class I	100.00%	—
		Class R	99.98%
		Class Y	100.00%
	American Enterprise Investment SVC	Class A	25.09%	34.28%
		Class B	28.89%
		Class C	28.12%
		Class W	99.98%
	Charles Schwab	Class K	27.44%	—
	First Clearing LLC	Class C	5.95%	—
		Class K	29.50%
		Class Z	12.32%
	Micheal Gallina FBO Manns Jewelers Inc. 401K	Class K	18.48%	—
	Leslie Betts FBO Pharmacy Administrative Solutions, Tampa, FL	Class K	16.68%	—
	Pershing LLC	Class Z	52.99%	—
	National Financial Services LLC, New York, NY	Class Z	13.55%	—
	Morgan Stanley Smith Barney	Class Z	10.61%	—

Statement of Additional Information – December 1, 2013	Page 257

		Fund Shares

Fund	Shareholder name, city and state	Share Class	Percentage	Percent of Fund (if greater than 25%)
Global Equity Fund	Columbia Management	Class I	100.00%	—
		Class R5	100.00%
		Class W	100.00%
	American Enterprise Investment SVC	Class A	12.86%	—
		Class B	19.19%
		Class C	9.01%
	MLP Fenner & Smith	Class C	17.25%	—
		Class R	33.00%
	Merrill Lynch, Pierce, Fenner & Smith	Class Z	28.46%	—
	First Clearing LLC	Class C	8.92%	—
		Class Z	6.79%
	UBS WM USA	Class C	6.18%	—
	Morgan Stanley Smith Barney	Class C	5.48%	—
		Class Z	12.31%
	Wells Fargo Bank FBO	Class K	98.86%	—
	Frontier Trust Company FBO C. Anthony Phillps Accountantcy 401K	Class R	24.27%	—
	MG Trust Company Cust. FBO Applied Reliability Engineering, Denver, CO	Class R	17.59%	—
	Frontier Trust Company FBO Cache Commodities Inc. 401K	Class R	15.79%	—
	Frontier Trust Company FBO Financial Network Audit, LLC	Class R	6.23%	—
	Frontier Trust Company FBO Associates in Diagnostic Radiology	Class Z	26.03%	—
	Pershing LLC	Class Z	5.45%	—
Seligman Global	Columbia Management	Class I	100.00%	—
Technology Fund		Class R4	100.00%
		Class R5	14.73%
	American Enterprise Investment SVC	Class A	12.62%	—
		Class B	9.56%
	MLP Fenner & Smith	Class A	7.30%	—
		Class C	18.78%
		Class R	14.88%
	Merrill Lynch, Pierce, Fenner & Smith	Class Z	59.89%	—
	First Clearing LLC	Class C	7.77%
		Class Z	7.82%
	UBS WM USA	Class C	7.32%	—
	Raymond James, St. Petersburg, FL	Class C	6.93%	—
	Pershing LLC	Class C	6.39%	—
	Morgan Stanley Smith Barney	Class C	9.30%	—
		Class Z	21.45%
	TD Ameritrade Trust Company, Denver, CO	Class R	5.13%	—
	Charles Schwab	Class K	74.37%	—
	Frontier Trust Company FBO Chalet Dental Care 401K, Fargo, ND	Class K	15.68%	—
	Hartford Life Insurance Co., Hartford, CT	Class R	50.44%	—
	Patterson & Co. FBO Stearns Enterprises, Inc., Charlotte, NC	Class R5	54.24%	—
	Patterson & Co. FBO ISSI Retirement Plan, Charlotte, NC	Class R5	31.03%	—

(a)	Combination of all share classes of Columbia Management initial capital and affiliated funds-of-funds’ investments.
(b)	Shareholder information provided as of October 31, 2013.

Statement of Additional Information – December 1, 2013	Page 258

American Enterprise Investment Services Inc., a Minnesota corporation, is a subsidiary of Ameriprise Financial, Inc.

Bank of America, N.A., a national banking association organized under the laws of the United States, and Merrill Lynch, Pierce, Fenner & Smith Incorporated, a Delaware corporation, are subsidiaries of Bank of America Corporation.

Charles Schwab & Co., Inc., a California corporation, is a subsidiary of The Charles Schwab Corporation.

The Investment Manager, a Minnesota limited liability company, is a subsidiary of Ameriprise Financial, Inc. Other Columbia Funds managed by the Investment Manager may hold more than 25% of a Fund.

Statement of Additional Information – December 1, 2013	Page 259

INFORMATION REGARDING PENDING AND SETTLED LEGAL PROCEEDINGS

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)) entered into settlement agreements with the SEC and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at http://www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the Funds’ Board of Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

Additionally, for Columbia Floating Rate Fund:

Columbia Floating Rate Fund (the “Fund”) is one of several defendants to a bankruptcy proceeding captioned Official Committee of Unsecured Creditors of TOUSA, Inc., et al. v. Citicorp North America, Inc., et al. (the “Lawsuit”), (In re TOUSA, Inc., et al.), pending in the U.S. Bankruptcy Court, Southern District of Florida (the “Bankruptcy Court”). The Fund and several other defendants (together the “Senior Transeastern Defendants”) were lenders to parties involved in a joint venture with TOUSA, Inc. (“TOUSA”) on a $450 million Credit Agreement dated as of August 1, 2005 (the “Credit Agreement”). In 2006, the administrative agent under the Credit Agreement brought claims against TOUSA alleging that certain events of default had occurred under the Credit Agreement thus triggering the guaranties (the “Transeastern Litigation”). On July 31, 2007, TOUSA and the Senior Transeastern Defendants reached a settlement in the Transeastern Litigation pursuant to which the Fund (as well as the other Senior Transeastern Defendants) released its claims and was paid $1,052,271. To fund the settlement, TOUSA entered into a $500 million credit facility with new lenders secured by liens on the assets of certain of TOUSA’s subsidiaries. On January 29, 2008, TOUSA and certain of its subsidiaries filed voluntary petitions for relief under Chapter 11 of the Bankruptcy Code. In August 2008, the Committee of Unsecured Creditors of TOUSA (“Committee”) filed the Lawsuit, seeking as to the Fund and the other Senior Transeastern Defendants a return of the money the Senior Transeastern Defendants received as part of the Transeastern Litigation settlement. The Lawsuit went to trial in July 2009, and the Bankruptcy Court ordered the Fund and the other Senior Transeastern Defendants to disgorge the money they received in settlement of the Transeastern Litigation. The Senior Transeastern Defendants, including the Fund, appealed the Bankruptcy Court’s decision to the District Court for the Southern District of Florida (the “District Court”). To stay execution of the judgment against the Fund pending appeal, the Fund deposited $1,327,620 with the Bankruptcy Court clerk of court. On February 11, 2011, the District Court entered an opinion and order quashing the Bankruptcy Court’s decision as it relates to the liability of the Senior Transeastern Defendants and ordering that “[t]he Bankruptcy Court’s imposition of remedies as to the [Senior Transeastern Defendants] is null and void.” On March 8, 2011, the Committee appealed the District Court’s order to the Eleventh Circuit Court of Appeals. The Court heard oral argument on March 21, 2012, and on May 15, 2012 issued an order reversing the decision of the District Court. A petition for rehearing by the entire panel of the Eleventh Circuit Court of Appeals was filed and denied. The District Court will now review and decide several remaining appeal issues. Briefing is complete on the remaining appellate issues. The appeal is currently stayed, and no date for oral argument has yet been set.

Statement of Additional Information – December 1, 2013	Page 260

Appendix A

DESCRIPTION OF RATINGS

The ratings of S&P, Moody’s and Fitch represent their opinions as to quality. These ratings are not absolute standards of quality and are not recommendations to purchase, sell or hold a security. Issuers and issues are subject to risks that are not evaluated by the rating agencies.

S&P’s Debt Ratings

Long-Term Issue Credit Ratings

An obligation rated ‘AAA’ has the highest rating assigned by S&P. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

An obligation rated ‘AA’ differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong. An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

An obligation rated ‘CCC’ is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

An obligation rated ‘CC’ is currently highly vulnerable to nonpayment.

A ‘C’ rating is assigned to obligations that are currently highly vulnerable to nonpayment, obligations that have payment arrearages allowed by the terms of the documents, or obligations of an issuer that is the subject of a bankruptcy petition or similar action which have not experienced a payment default. Among others, the ‘C’ rating may be assigned to subordinated debt, preferred stock or other obligations on which cash payments have been suspended in accordance with the instrument’s terms or when preferred stock is the subject of a distressed exchange offer, whereby some or all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.

An obligation rated ‘D’ is in payment default. The ‘D’ rating category is used when payments on an obligation are not made on the date due, unless S&P believes that such payments will be made within five business days, irrespective of any grace period. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of similar action if payments on an obligation are jeopardized. An obligation’s rating is lowered to ‘D’ upon completion of a distressed exchange offer, whereby some or all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.

Short-Term Issue Credit Ratings

Short-term ratings are generally assigned to those obligations considered short-term in the relevant market. In the U.S., for example, that means obligations with an original maturity of no more than 365 days – including commercial paper.

Statement of Additional Information – December 1, 2013	A-1

A short-term obligation rated ‘A-1’ is rated in the highest category by S&P. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

A short-term obligation rated ‘A-2’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

A short-term obligation rated ‘A-3’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

A short-term obligation rated ‘B’ is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitments.

A short-term obligation rated ‘C’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

A short-term obligation rated ‘D’ is in payment default. The ‘D’ rating category is used when payments on an obligation are not made on the date due, unless S&P believes that such payments will be made within any stated grace period. However, any stated grace period longer than five business days will be treated as five business days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Municipal Short-Term Note Ratings

SP-1 Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

SP-2 Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3 Speculative capacity to pay principal and interest.

Moody’s Long-Term Debt Ratings

Global Long-Term Rating Scale

Aaa – Obligations rated Aaa are judged to be of the highest quality, subject to the lowest level of credit risk.

Aa – Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A – Obligations rated A are judged to be upper-medium grade and are subject to low credit risk.

Baa – Obligations rated Baa are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.

Ba – Obligations rated Ba are judged to be speculative and are subject to substantial credit risk.

B – Obligations rated B are considered speculative and are subject to high credit risk.

Caa – Obligations rated Caa are judged to be speculative of poor standing and are subject to very high credit risk.

Ca – Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C – Obligations rated C are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.

Global Short-Term Rating Scale

Issuers (or supporting institutions) rated Prime-1 (P-1) have a superior ability to repay short-term debt obligations.

Issuers (or supporting institutions) rated Prime-2 (P-2) have a strong ability to repay short-term debt obligations.

Issuers (or supporting institutions) rated Prime-3 (P-3) have an acceptable ability to repay short-term obligations.

Issuers (or supporting institutions) rated Not Prime (NP) do not fall within any of the Prime rating categories.

Statement of Additional Information – December 1, 2013	A-2

US Municipal Short-Term Debt and Demand Obligation Ratings

While the global short-term ‘prime’ rating scale is applied to U.S. municipal tax-exempt commercial paper, these programs are typically backed by external letters of credit or liquidity facilities and their short-term prime ratings usually map to the long-term rating of the enhancing bank or financial institution and not to the municipality’s rating. Other short-term municipal obligations, which generally have different funding sources for repayment, are rated using two additional short-term rating scales (i.e., the MIG and VMIG scales discussed below).

The Municipal Investment Grade (MIG) scale is used to rate US municipal bond anticipation notes of up to three years maturity. Municipal notes rated on the MIG scale may be secured by either pledged revenues or proceeds of a take-out financing received prior to note maturity. MIG ratings expire at the maturity of the obligation, and the issuer’s long-term rating is only one consideration in assigning the MIG rating. MIG ratings are divided into three levels—MIG 1 through MIG 3—while speculative grade short-term obligations are designated SG.

The MIG 1 designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

The MIG 2 designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

The MIG 3 designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

The SG designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

In the case of variable rate demand obligations (VRDOs), a two-component rating is assigned: a long or short-term debt rating and a demand obligation rating. The first element represents Moody’s evaluation of risk associated with scheduled principal and interest payments. The second element represents Moody’s evaluation of risk associated with the ability to receive purchase price upon demand (“demand feature”). The second element uses a rating from a variation of the MIG scale called the Variable Municipal Investment Grade (VMIG) scale. The rating transitions on the VMIG scale, as shown in the diagram below, differ from those on the Prime scale to reflect the risk that external liquidity support generally will terminate if the issuer’s long-term rating drops below investment grade.

The VMIG 1 designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

The VMIG 2 designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

The VMIG 3 designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

The SG designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.

Fitch’s Ratings

Corporate Finance Obligations – Long-Term Rating Scales

AAA: Highest credit quality.

‘AAA’ ratings denote the lowest expectation of credit risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA: Very high credit quality.

‘AA’ ratings denote expectations of very low credit risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A: High credit quality.

‘A’ ratings denote expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

Statement of Additional Information – December 1, 2013	A-3

BBB: Good credit quality.

‘BBB’ ratings indicate that expectations of credit risk are currently low. The capacity for payment of financial commitments is considered adequate but adverse business or economic conditions are more likely to impair this capacity.

BB: Speculative.

‘BB’ ratings indicate an elevated vulnerability to credit risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial alternatives may be available to allow financial commitments to be met.

B: Highly speculative.

‘B’ ratings indicate that material credit risk is present.

CCC: Substantial credit risk.

‘CCC’ ratings indicate that substantial credit risk is present.

CC: Very high levels of credit risk.

‘CC’ ratings indicate very high levels of credit risk.

C: Exceptionally high levels of credit risk.

‘C’ indicates exceptionally high levels of credit risk.

Defaulted obligations typically are not assigned ‘RD’ or ‘D’ ratings, but are instead rated in the ‘B’ to ‘C’ rating categories, depending upon their recovery prospects and other relevant characteristics.

Short-Term Ratings Assigned to Issuers or Obligations in Corporate, Public and Structured Finance

F1: Highest short-term credit quality.

Indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

F2: Good short-term credit quality.

Good intrinsic capacity for timely payment of financial commitments.

F3: Fair short-term credit quality.

The intrinsic capacity for timely payment of financial commitments is adequate.

B: Speculative short-term credit quality.

Minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.

C: High short-term default risk.

Default is a real possibility.

RD: Restricted default.

Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Typically applicable to entity ratings only.

D: Default.

Indicates a broad-based default event for an entity, or the default of a short-term obligation.

Statement of Additional Information – December 1, 2013	A-4

Appendix B

DESCRIPTION OF STATE RISK FACTORS

State Tax-Exempt Funds

The state tax-exempt Funds invest primarily in municipal securities issued by a single state and political sub-divisions of that state. Each state tax-exempt Fund will be particularly affected by political and economic conditions and developments in the state in which it invests. This exposure to factors affecting the state’s tax-exempt investments will be significantly greater than that of more geographically diversified funds, and may result in greater losses and volatility. Because of the relatively small number of issuers of tax-exempt securities in a given state, a Fund may invest a higher percentage of assets in a single issuer and, therefore, be more exposed to the risk of loss than a fund that invests more broadly. At times, a Fund and other accounts managed by the Investment Manager may own all or most of the debt of a particular issuer. This concentration of ownership may make it more difficult to sell, or to determine the fair value of, these investments. In addition, a Fund may focus on a segment of the tax-exempt debt market, such as revenue bonds for health care facilities, housing or airports. These investments may cause the value of a Fund’s shares to change more than the values of shares of funds that invest more diversely. The yields on the securities in which the Funds invest generally are dependent on a variety of factors, including, among others, the financial condition of the issuer or other obligor, the revenue source from which the debt service is payable, general economic and monetary conditions, conditions in the relevant market, the size of a particular issue, the maturity of the obligation, and the rating of the issue. In addition to the foregoing factors, geographically concentrated securities will be particularly sensitive to local conditions, including political and economic changes, adverse conditions to an industry significant to the area, and other further developments within a particular locality. Because many tax-exempt bonds may be revenue or general obligations of local governments or authorities, ratings on tax-exempt bonds may be different from the ratings given to the general obligation bonds of a particular state.

Certain events may adversely affect investments within a particular sector in a state. Examples include litigation, legislation or court decisions, concerns about pending or contemplated litigation, legislation or court decisions, or lower demand for the services or products provided by a sector. Investing mostly in state-specific, tax-exempt investments makes the Funds more vulnerable to the relevant state’s economy and to factors affecting tax-exempt issuers in the state than would be true for more geographically diversified funds. These risks include, among others:

•	the inability or perceived inability of a government authority to collect sufficient tax or other revenues to meet its payment obligations;

•	natural disasters and ecological or environmental concerns;

•	the introduction of constitutional or statutory limits on a tax-exempt issuer’s ability to raise revenues or increase taxes;

•	the inability of an issuer to pay interest on or to repay principal or securities in which the funds invest during recessionary periods; and

•	economic or demographic factors that may cause a decrease in tax or other revenues for a government authority or for private operators of publicly financed facilities.

STATE SPECIFIC INFORMATION

The following discussion regarding certain economic, financial and legal matters pertaining to the states, U.S. territories and possessions referenced below, and their political subdivisions is drawn from the documents indicated below and does not purport to be a complete description or a complete listing of all relevant factors. More information about state specific risks may be available from other official state resources. The information has not been updated nor will it be updated during the year. The Funds have not independently verified any of the information contained in such documents and are not expressing any opinion regarding the completeness or materiality of such information. The information is subject to change at any time. Any such change may adversely affect the financial condition of the applicable state, U.S. territory or possession.

Estimates and projections, if any, contained in the following summaries should not be construed as statements of fact; such estimates and projections are based on assumptions that may be affected by numerous factors and there can be no assurance that such estimates and projections will be realized or achieved. Discussions regarding the financial condition of a particular state or U.S. territory or possession may not be relevant to Municipal Obligations issued by political subdivisions of that state or U.S. territory or possession. Moreover, the general economic conditions discussed may or may not affect issuers of the obligations of these states, U.S. territories or possessions.

Statement of Additional Information – December 1, 2013	B-1

California

The following information has been obtained from the Official Statement, dated April 11, 2013, for the $2,629,995,000 State of California General Obligation Bonds.

Current Economic Condition.

General. The State of California (“California”) has the largest economy among the 50 states. Major components of California’s diverse economy include high technology, trade, entertainment, agriculture, manufacturing, government, tourism, construction and services.

During the recent recession, California experienced the most significant economic downturn since the Great Depression of the 1930s. Statistics coming from the California economy are painting a picture of a gradual and broadening recovery. Continued growth in the high-technology sector, international trade, and tourism are being supplemented by better residential construction and real estate conditions. Fiscally strapped local governments remain a drag on the recovery.

Personal income increased for the thirteenth consecutive quarter in the fourth quarter of 2012. Taxable sales increased eleven consecutive quarters before slipping slightly in the second quarter of 2012. However, taxable sales during the first three quarters of 2012 were up 7.9 percent over the same period in 2011.

Led by computer and electronic products, vehicles, and agricultural products, made-in-California exports grew by 11 percent in 2011 and 19 percent in 2010. Made-in-California export growth slowed to 1.6 percent in 2012 based on slower growth in most leading commodity categories and a reduction in computer and electronic products exports.

As in the rest of the nation, consumer spending in California rebounded in 2011 with growing vehicle sales playing a significant role. Taxable retail sales grew 8.5 percent in 2011 and 7.9 percent in during the first three quarters of 2012. New motor vehicle registrations in 2012 were up over 25 percent from 2011. The California economy is expected to continue making progress.

The prospect of additional economic turmoil in Europe and continuing uncertainty about the effects of federal fiscal policy actions are the most significant known risks at this point. Economic growth in Europe has slowed, which is adversely affecting U.S. exports. California’s exposure to this risk, though, is less than the nation’s as a whole. Pacific Rim economies, Japan and China in particular, are more important to the California economy than are European economies. Another risk is the impact of a number of federal fiscal policy developments, although Congress has passed a number of measures that may limit the downside risk.

Employment. California’s unemployment rate reached a high of 12.4% in late 2010. The rate improved thereafter, falling to 9.8% in December 2012. In comparison, the national unemployment rate was 7.8% in December 2012.

Real Estate and Building Activity. Existing home sales stabilized around the half-million unit rate (seasonally-adjusted and annualized) in 2012. The median sales price rose 11.8% percent from 2011 bringing the median price of these homes to over $350,000 in December 2012 (but still significantly below the state median price of $526,000 in 2005). California issued 57,500 residential building permits in 2012, 22% more than were issued in 2011, but still only a fraction of the 210,000 permits issued in 2005. The number of California homes going into foreclosure dropped in the third quarter of 2012 to the lowest level since the first quarter of 2007. In the third quarter, notices of default declined to 49,026 from their peak of 135,431 in first quarter of 2009, but this was still much higher than historic norms.

State Budget.

California’s fiscal year begins on July 1 of each year and ends on June 30 of the following year. California receives revenues from taxes, fees and other sources, the most significant of which are the personal income tax, sales and use tax and corporation tax (which collectively constitute over 90% of total General Fund revenues and transfers). California expends money on a variety of programs and services. Significant elements of California’s expenditures include education (both kindergarten through twelfth grade and higher education), health and human services and correctional programs.

As a result of the recession, California tax revenues declined precipitously, resulting in large budget gaps and occasional cash shortfalls in the period from 2008 through 2011. In 2011, California faced $20 billion in expected annual gaps between its revenues and spending for the ensuing several years. With the significant spending cuts enacted over the past two years and new temporary revenues provided by the passage of Proposition 30, the fiscal year 2013-14 Governor’s Budget projects that California will end fiscal year 2012-13 with a positive reserve. Further, California’s budget is projected to remain balanced for the foreseeable future. In addition, continued moderate growth in California’s economy is expected to produce an improvement in General Fund revenue through the end of fiscal year 2013-14.

Statement of Additional Information – December 1, 2013	B-2

The Budget Act for fiscal year 2012-13, adopted by the California Legislature on June 27, 2012 (the “2012 Budget Act”), closed a projected budget gap of $15.7 billion over the two fiscal years 2011-12 and 2012-13, and projected a $948 million reserve by June 30, 2013, by enacting a total of $16.6 billion in solutions. The Governor’s Proposed Budget for fiscal year 2013-14, released on January 10, 2013 (the “2013-14 Governor’s Budget”), projects that California will end fiscal year 2012-13 with a positive reserve of $167 million. The 2013-14 Governor’s Budget proposes a multiyear plan that is balanced, including $98.5 billion in revenues, $97.7 billion in expenditures and a $1 billion reserve by the end of fiscal year 2013-14.

Despite the significant budgetary improvements of the past two years, there remain a number of major risks and pressures that threaten California’s financial condition, including the overhang of billions of dollars of obligations which were deferred to balance budgets during the economic downturn. There can be no assurances that California will not face fiscal stress and cash pressures again, or that other impacts of the current economic situation will not materially adversely affect California’s financial condition.

State and Local Government Considerations. The primary units of local government in California are the 58 counties, which range in population from approximately 1,200 in Alpine County to approximately 9.9 million in Los Angeles County. Counties are responsible for the provision of many basic services, including indigent health care, welfare, jails and public safety in unincorporated areas. There are also approximately 482 incorporated cities in California and thousands of special districts formed for education, utilities and other services.

Proposition 13, which added Article XIIIA to the California Constitution, was approved by California voters in 1978. Proposition 13 reduced and limited the future growth of property taxes and limited the ability of local governments to impose “special taxes” (those devoted to a specific purpose) without two-thirds voter approval. Although Proposition 13 limited property tax growth rates, it also has had a smoothing effect on property tax revenues, ensuring greater stability in annual revenues than existed before Proposition 13 passed.

Proposition 218, another constitutional amendment enacted by voter initiative in 1996, further limited the ability of local governments to raise taxes, fees and other exactions. The limitations imposed by Proposition 218 include requiring a majority vote approval for general local tax increases, prohibiting fees for services in excess of the cost of providing such services, and providing that no fee may be charged for fire, police or any other service widely available to the public.

Over the years, a number of constitutional amendments have been enacted, often through voter initiatives, which have made it more difficult for California to raise taxes, restricted the use of General Fund or special fund revenues or otherwise limited the California Legislature and the Governor’s discretion in enacting budgets.

Bond Ratings.

Three major credit rating agencies, Moody’s Investors Service, Inc. (“Moody’s”), Standard and Poor’s Ratings Services (“S&P”) and Fitch Ratings (“Fitch”), assign ratings to California long-term general obligation bonds. California’s general obligation bonds were rated A1 by Moody’s, A by S&P and A- by Fitch. It is not possible to determine whether, or the extent to which, Moody’s, S&P or Fitch will change such ratings in the future. Ratings assigned to individual Municipal Obligations vary.

Georgia

Unless otherwise noted, the following information has been obtained from disclosure contained in (1) the Comprehensive Annual Financial Report for the fiscal year ended June 30, 2012, or (2) the official statement, dated June 27, 2013, for the $684,955,000 State of Georgia General Obligation Bonds, 2013D, 2013E (Federally Taxable) and 2013F (Federally Taxable Qualified School Construction Bonds) (the “2013 G.O. Bonds”).

Current Economic Condition.

General. The economy of the State of Georgia (“Georgia”) continued to feel the effects of the Great Recession in fiscal year 2012. The Great Recession, so-called due to the fact that it was the most severe economic downturn since the Great Depression, began in December 2007 and ended in June 2009. Many factors, some of which are discussed below, suggest that Georgia’s economy is recovering from the Great Recession.

Fiscal conditions improved for Georgia during fiscal year 2012 as net revenue collections were $17.3 billion or 4.3% greater than fiscal year 2011, while tax revenues grew by 4.4%. This was the second consecutive year of positive revenue performance following three consecutive years of declines. Net Revenue Collections deposited with the Office of the State Treasurer during fiscal year 2012 were $7.5 million more than the initial revenue estimate. Of the major tax sources, personal income tax collections were the largest component of overall tax growth at 6.3%. Motor fuel taxes also posted strong growth at 9.3%.

Population and Employment. Georgia is the ninth largest state with an estimated population of 9.8 million people.

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Employment in Georgia is growing at a moderate pace. Georgia’s unemployment rate has declined from 9.1% to 8.2% from April 2012 to April 2013. The improvement in the unemployment rate is due to a combination of a lower number of unemployed and a higher number of employed outweighing an increase in the labor force.

As of April 2013, total non-farm employment increased by 68,100 jobs or 1.7% over April 2012 on a three month moving average basis, with growth being strongest in the information sector, the professional and business services sector, and the leisure and hospitality sector. Growth also has returned in the construction and finance sectors, the two sectors hit hardest by the recession. Year over year employment is falling in the government and other services sectors.

Real Estate and Building Activity. Georgia’s residential building permits fell about 90% from peak to trough and have remained near that trough for about three years. Permits issued have begun to show sustained growth on a year over year basis. Home prices have also shown improvement. Atlanta area prices have risen on a month over month basis in each of the last four months. Atlanta’s price growth has exceeded that of the composite index for 20 metro areas in each month over that period. However, on a year over year basis, Atlanta metro prices are still down 6.1% as of August. In contrast, the 20 metro area composite price index is up 2.0% as of August. Georgia’s housing recovery is continuing but fragile which can be seen in still high mortgage delinquency and foreclosures rates. However, it appears private equity firms have begun to buy up Atlanta area properties as investment vehicles thereby providing a boost to prices and new construction.

State Budget.

The Georgia Constitution requires the state to adopt a balanced budget. The Georgia Constitution assigns responsibility for revenue estimates to the Governor, provides that no money may be drawn from the State Treasury except for appropriations made by law, and requires that the General Assembly annually appropriate state and federal funds necessary to operate all of the various departments and agencies of state government. It further provides that the general appropriations bill embrace only appropriations that were fixed by previous laws; the ordinary expenses of the executive, legislative, judicial departments of state government; payment of the public debt and the interest thereon; and support of the public institutions and educational interest of the state.

The amended fiscal year 2013 budget requires growth of 4.1% in total General Fund revenues over actual fiscal year 2012 General Fund collections. Tax revenue growth of 4.0% is required over fiscal year 2012 tax collections. Estimated growth of 3.8% in Department of Revenue collected taxes is included in the amended budget. Fiscal year 2013 revenue growth currently is tracking ahead of the rate required to meet the amended budget. The amended fiscal year 2013 budget addressed the projected funding shortfall in Georgia’s Medicaid and PeachCare programs by providing $237 million in additional funding and by implementing strategies to find efficiencies in Medicaid.

The fiscal year 2014 budget anticipates General Fund revenue growth of 4.6% over the amended fiscal year 2013 General Fund revenue estimate and overall tax revenue growth of 4.8% over the amended fiscal year 2013 budget revenue estimate. The economic scenario used to develop the amended fiscal year 2013 and fiscal year 2014 revenue estimates assumed that federal policy makers would take action to reduce the impacts of the fiscal cliff, scheduled increases in tax rates and sequestration of federal spending. In addition, the scenario anticipated that the economy would accelerate towards the end of fiscal year 2013 and on into fiscal year 2014. Since that scenario was built, federal policy makers did not totally resolve the fiscal cliff issues and a variety of tax increases have become effective and federal spending cuts are now in force. The direct impact of sequestration on federal spending and indirect impacts on broader economic activity are expected to reduce, but not end economic growth in the U.S. To date, the combined impacts of these policies appear to have been more modest than initially anticipated as economic growth has continued and economic indicators still are consistent with a moderate rate of expansion. Ultimately, sequestration may have a more significant impact on the national and Georgia economies than experienced to date. Georgia could see lower growth in individual income tax revenues and sales tax revenues as a result of any furloughs or job losses amongst federal, state, local, or private employees paid largely through federal dollars. Continued uncertainty with respect to sequestration and other fiscal issues at the federal level and economic and fiscal issues abroad could adversely impact economic growth.

An estimated 3% reduction to the budget from state agencies was incorporated in building the fiscal year 2014 budget. Medicaid, PeachCare and K-12 were among the few programs that received additional funding. $212.2 million was provided for increased Medicaid and PeachCare expenses. The Hospital Provider Fee was extended through fiscal year 2017 to maintain hospital reimbursement rates and to continue support for the general Medicaid Program. Fiscal year 2014 costs associated with the Affordable Care Act (“ACA”) are not included in the current budget. The state currently is projecting fiscal year 2014 expenses associated with the ACA to be $64 million for Medicaid/PeachCare, and $79 million for SHBP which are expected to be covered by premium increases for plan participants and employer contributions. K-12 funding was increased $146.6 million for enrollment growth and teacher training and experience, and equalization grant funding to supplement educational funding for low wealth school systems. Full funding to meet the annual required contribution (“ARC”) also is included. Economic investments were expanded with authorized bond project funding to continue harbor deepening and for water supply projects.

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Budget instructions for the amended fiscal year 2014 and the fiscal year 2015 budgets are expected to be issued in July 2013. At that time, initial planning estimates for the amended fiscal year 2014 budget and the fiscal year 2015 budget will be developed for the Governor’s consideration. Those estimates will incorporate a revised outlook based on then current federal economic policy and the most recent economic data. In addition, these estimates will factor in actual fiscal year 2013 revenue collections as a new baseline for estimating future growth. Finally, these estimates will factor in the impact of legislative changes on future revenue collections.

Changes in Georgia’s Tax Code. During its 2013 session, the General Assembly passed several bills that will alter Georgia’s tax code and that were signed into law by the Governor. These bills primarily affect the tax code in two areas. First, provisions of the recently implemented title ad valorem tax were modified to better align the tax with the business needs of the automobile sales and leasing industry. Second, Georgia’s tax code was modified to reflect selected recent changes to the IRS tax code. These modifications are designed to bring Georgia’s tax code into a significant level of consistency with the IRS code. In addition, several changes were made to existing tax credits and sales tax exemptions. In total, these legislative actions are expected to reduce revenues by $108.0 million in fiscal year 2014 and by $72.3 million in fiscal year 2015.

Bond Ratings.

Three major credit rating agencies, Moody’s Investors Service, Inc. (“Moody’s”), Standard and Poor’s Ratings Services (“S&P”) and Fitch Ratings (“Fitch”), assign ratings to Georgia’s long-term general obligation bonds. For the 2013 G.O. Bonds, Moody’s provided a rating of “Aaa,” S&P provided a rating of “AAA,” and Fitch provided a rating of “AAA,” respectively. It is not possible to determine whether, or the extent to which, Moody’s, S&P, or Fitch will change such ratings in the future. In addition, ratings assigned to individual Municipal Obligations may vary.

Maryland

Unless otherwise noted, the following information has been obtained from disclosures contained in the official statement, dated August 6, 2013, for the $475,000,000 State of Maryland’s General Obligation Bonds, State and Local Facilities Loan of 2013, Second Series (the “2013 G.O. Bonds”).

Current Economic Condition.

General. The economy of the State of Maryland (“Maryland”) is on the mend from the recent recession; however, uncertainty remains, particularly with regard to potential federal budget cutbacks. Federal spending in Maryland is equivalent to approximately one-third of Maryland’s economy and direct federal employment accounts for 5.7% of jobs in the state. In addition, many of Maryland’s business and professional services firms largely service the federal government; such cutbacks would have a negative impact on their employment activity as well.

The Board of Revenue Estimates has assumed in several of its recent revenue forecast documents, that sequestration, the common name for the ten-year $1.2 trillion reduction in federal spending that was initially negotiated during the nation’s 2011 increase of the debt ceiling, would impact general fund revenues. Sequestration took effect on March 1, 2013 and its full impact on Maryland remains uncertain. The Board of Revenue Estimates’ most recent estimate in March 2013 assumed that full sequestration would be averted and replaced with other federal budget cuts relative to a no-sequester baseline. Those assumed cuts would disproportionately impact Maryland, triggering 12,600 job losses and the reduction of $2.8 billion of personal income for Maryland residents in the aggregate; however, to be clear, the impact would be far less than the estimated 65,000 job losses that would result from full sequester. Additionally, the Board of Revenue Estimates’ economic forecast includes the effect of those cuts phasing in, beginning in the tail-end of fiscal year 2013 and completing in fiscal year 2015. The impact of the Board of Revenue Estimates’ assumed federal budget cuts subtracts $194.5 million from the current general fund estimate over fiscal years 2013 and 2014. The long term impacts of sequestration on Maryland’s revenues remain uncertain. The Board of Revenue Estimates will be monitoring any developments related to the federal budget and its impact on the Maryland economy as part of its preparation for the upcoming September 2013 revenue forecast.

Population and Employment. Maryland has a population of approximately 5.9 million people. Maryland’s labor force totaled just over 3.1 million individuals in 2012, including agricultural and nonagricultural employment, the unemployed, the self-employed and residents who commute to jobs in other states. The government, retail trade, and services sectors (notably professional and business, and educational and health) are the leading areas of employment in Maryland. In contrast to the nation as a whole, considerably more people in Maryland are employed in the federal government and service sectors and fewer in manufacturing. In 2012, the average unemployment rate in Maryland was 6.8%, as compared to an average national rate of 8.1% for the same period.

Real Estate and Building Activity. The value of all residential unit permits issued in 2012 increased by 9.3%. In addition, the total number of residential building permits increased by 12.9%. Recent trends signal that the real estate market realized its trough in 2011 and is now shifting towards a growth sector. Overall, the active inventory of homes for sale declined 25.1% to

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26,703 in 2012, which is about 46% less than the peak levels of 2008. According to monthly data from the Maryland Association of Realtors, unit sales through April have increased 9.1% in 2013, with the median price of houses sold up 4.4%. However, risk remains in the outlook as the percentage of loans beginning the foreclosure process in 2012 has increased above 2010 and 2011 levels, though this was somewhat expected as Maryland employs a judicial foreclosure process, and there may be an inventory of other homes that have been held from the market in anticipation of higher prices.

State Budget.

On April 5, 2013, the General Assembly enacted the fiscal year 2014 Budget (the “2014 Budget”). The 2014 Budget results in an estimated general fund balance on a budgetary basis at June 30, 2014 of $293.9 million. The Department of Budget and Management forecasts that the size of the existing structural budget gap will be reduced due to expenditure reductions and revenue adjustments included in the 2013 Act and in the 2014 Budget, which together reduce Maryland’s structural budget imbalance in fiscal year 2014 to an estimated $171.8 million from an estimated $1.1 billion. The revenue adjustments include ongoing transfers between funds, the largest of which is a recurring fund transfer from Program Open Space to the General Fund. The Department of Budget and Management estimates future shortfalls in the General Fund of $270 million and $195 million in fiscal years 2015 and 2016. Beginning in fiscal year 2017 and continuing into fiscal year 2018, the Department of Budget and Management estimates that Maryland’s budget will be structurally balanced with ongoing revenues exceeding ongoing spending. The Governor must submit and the Legislature must enact a balanced budget.

The 2014 Budget includes $15,675.1 million in spending for, among other things: (1) funds to Maryland’s retirement and pension systems consistent with the corridor funding methodology prescribed by statute; (2) $6,323.4 million in aid to local governments from general funds; (3) $3,906.9 million to support public health services in the Department of Health and Mental Hygiene, including $2,334.8 million for the Medicaid Program; (4) $39.9 million for capital projects; and (5) $55.3 million for the State Reserve Fund.

The 2014 Budget also includes deficiency appropriations of $115.3 million for fiscal year 2013, the largest of which include: (1) $50.4 million for the Department of Human Resources to offset federal funds for Local Child Welfare services that will not be attained; (2) $19.3 million to the Department of Human Resources to supplant Temporary Assistance for Needy Families block grant funds in the Temporary Cash Assistance program; (3) $17.3 million for the State Department of Education to perform school assessments; and (4) $10.0 million for the Dedicated Purpose Account to provide funds to support critical programs impacted by federal sequestration. In addition to the deficiencies enumerated above, the 2014 Budget includes a $77.6 million downward adjustment to the fiscal year 2013 Budget for the Department of Health and Mental Hygiene to reflect lower than estimated Medicaid enrollment for that year.

As part of the fiscal year 2014 Budget plan, the General Assembly enacted the Budget Reconciliation and Financing Act of 2013 (the “2013 Act”), legislation that authorizes various funding changes resulting in increased general fund revenues and decreased general fund appropriations. The largest adjustment is the redirection of $410.7 million in transfer tax revenues to the General Fund from fiscal years 2014 through 2018, including $89.2 million in fiscal year 2014. In addition, the 2013 Act repeals the requirement that Maryland repay $350 million to the Local Income Tax Reserve Account, including a $50 million repayment in fiscal year 2014, and defers a $50 million repayment to land preservation programs from fiscal year 2014 until at least fiscal year 2016. The 2013 Act also contains a provision that, in conjunction with the 2014 Budget, permits $87.1 million of general funds originally earmarked to be reinvested in the Teachers’, Employees’, State Police, and Law Enforcement Officers’ Pension Systems to be used to mitigate the impact of federal sequestration. Finally, a number of other smaller adjustments to spending and revenues are implemented by the 2013 Act.

State Debt.

Maryland had $10,675.7 million of net State tax-supported debt outstanding as of March 31, 2013. General obligation bonds accounted for $8,005.8 million of that amount. In fiscal year 2012, debt service on general obligation bonds was paid primarily from State property tax receipts. Department of Transportation bonds outstanding account for another $1,664.5 million of State tax-supported debt as of March 31, 2013; the debt service on those bonds is payable from taxes and fees related to motor vehicles and motor vehicle fuel, a portion of the corporate income tax and a portion of the sales and use tax on short-term vehicle rentals. Debt obligations issued by the Maryland Stadium Authority in the form of lease-backed revenue bonds and equipment lease financing account for $201.1 million of State tax-supported debt outstanding as of March 31, 2013. Rental payments under the leases are subject to annual appropriation by the General Assembly.

Maryland has also financed construction and acquisition of various other facilities and equipment through lease-type financing, subject to annual appropriation by the General Assembly, in the amount of $289.3 million as of March 31, 2013.

There was $479.0 million of Grant Anticipation Revenue Vehicle (“GARVEE”) Bonds outstanding as of March 31, 2013. Debt service is paid from a portion of Maryland’s federal highway aid. The Maryland Department of Environment had Bay Restoration Revenue Bonds outstanding in the amount of $36.0 million as of March 31, 2013.

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Maryland had $1,281.1 million of authorized but unissued debt as of March 31, 2013.

Local Considerations.

Maryland received more federal jobs than any other state in the country as a result of the 2005 Base Realignment and Closure (“BRAC”) process. As part of BRAC, the commands of the Army Team C4ISR, Defense Information Systems Agency, Defense Media Activity, Army Research, Development, and Engineering, and Walter Reed hospital have been moved to Maryland. It was estimated that 45,232 jobs with an average wage of $70,388 would be created in or moved to Maryland as part of the process – of that, more than 15,000 would be direct, more than 22,000 would be would be indirect, and more than 7,000 would be induced. Presumably many of these jobs are currently in place; because the direct federal job realignment had a statutory end date of September 15, 2011; many of the related indirect jobs are likely in place as well. Although much of the activity has already occurred, a substantial amount of economic upside remains as a portion of the individuals in these positions may be telecommuting at this time and will likely move to Maryland at a later date or their positions will be filled with Maryland residents as employees turn over. Also, separately but related, the U.S. Cyber Command, established at Fort Meade, Maryland in May 2010 and activated in October 2010, is expected to add 1,000 jobs annually for the next several years.

Bond Ratings.

Three major credit rating agencies, Moody’s Investors Service, Inc. (“Moody’s”), Standard and Poor’s Ratings Services (“S&P”) and Fitch Ratings (“Fitch”), assign ratings to Maryland’s long-term general obligation bonds. For the 2013 G.O. Bonds, Moody’s provided a rating of “Aaa,” S&P provided a rating of “AAA,” and Fitch provided a rating of “AAA,” respectively. It is not possible to determine whether, or the extent to which, Moody’s, S&P, or Fitch will change such ratings in the future. In addition, ratings assigned to individual Municipal Obligations may vary.

Minnesota

Unless otherwise noted, the following information is based on disclosure contained in (1) the Comprehensive Annual Financial Report for the fiscal year ended June 30, 2012 or (2) the official statement, dated August 6, 2013, for the $478,350,000 State of Minnesota General Obligation State Bonds, Series 2013A, Series 2013B, and Taxable Series 2013C (the “2013 G.O. Bonds”).

Current Economic Condition.

General. According to the February 2013 Forecast published by the Minnesota Management and Budget Department, Minnesota’s economy is improving modestly. Upcoming revisions to payroll employment estimates are expected to show employers have added more than 37,000 net new jobs in the past year. Wage and salary income was up an estimated 5.0 percent in 2012 relative to a year earlier, and the state’s jobless rate has dropped by almost a half of a percentage point over the past twelve months. Leading indicators, such as temporary help employment, average hours worked, job vacancies, and the number of unemployed all strengthened during the year. First time claims for jobless benefits have fallen to levels not observed since early 2008, just before the peak of the financial crisis. And, the employment recovery remains broad based with healthcare, trade, professional and business services, and manufacturing all gaining over the past year. Government cutbacks remain a drag on employment, but even the long-suffering construction sector is beginning to grow, as pent-up demand for housing is reviving and construction firms are beginning to hire again. Still, while Minnesota’s economic conditions have improved, the state has a long way to go to recover the losses from the Great Recession.

Population and Employment. The population in Minnesota is estimated at 308.7 million people, representing approximately 1.72% of the U.S. population. Minnesota’s unemployment rate dropped from 6.5% in 2011 to 5.7% in 2012, compared to a national unemployment rate of 9.0% and 8.1%, respectively, for the same periods. According to Minnesota’s Comprehensive Annual Financial Report for fiscal year 2012, the State’s goods producing sectors added 10,600 jobs in fiscal year 2012, which was up 2.7% from fiscal year 2011 levels. Construction employment was up 3,900 jobs (4.4%), and manufacturing employment was more than 6,600 jobs (2.2%) above the level observed in June 2011. Construction and manufacturing employment, however, continue to be well below the levels observed before the onset of the Great Recession. Despite the slow growth in the goods producing sector, payroll employment levels in Minnesota are closer to their pre-recession levels compared to national levels. By the end of fiscal year 2012, total payroll employment in Minnesota was reported to have recovered 51% of the jobs lost in the Great Recession, while nationally only 49% of the jobs lost have been recovered.

State Budget.

General. Minnesota’s biennial budget appropriation process relies on revenue and expenditure forecasting as the basis for establishing aggregate revenue and expenditure levels. In the following disclosure, the biennium that began on July 1, 2011, and ended on June 30, 2013, is referred to as the “Previous Biennium,” and the biennium that began on July 1, 2013, and will end on June 30, 2015, is referred to as the “Current Biennium.” The biennium that will begin on July 1, 2015, and will end on June 30, 2017, is referred to as the “Next Biennium.”

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February 2013 Forecast Regarding Previous Biennium. According to the February 2013 Forecast, an economic forecast prepared by the Minnesota Management and Budget Department, General Fund revenues were expected to be $35.161 billion, up $217 million (0.6 percent) from November 2012’s estimates. General Fund spending was expected to be $35.159 billion, $63 million below previous projections. These changes, coupled with a $15 million reduction in the projected Stadium Reserve, yielded a forecast balance of $295 million. As was the case in November 2012, the forecast balance was automatically allocated to reversing outstanding school aid payment shifts.

2013 Legislative Session – Previous Biennium. The State Legislature adjourned on May 20, 2013, after enacting budget bills for the Next Biennium. None of the appropriations and provisions enacted by the State Legislature and signed into law by the Governor impact the revenue and expenditure estimates for the Previous Biennium. Unchanged from the February 2013 Forecast, projected revenue for the Previous Biennium is forecast to be $35.161 billion; spending is estimated at $35.442 billion. The biennium will end with $1.006 billion in General Fund reserves and an estimated $1 million in the Stadium Reserve Account.

Preliminary FY 2013 Revenues – July Economic Update. Minnesota Management and Budget released the July Economic Update in July 2013. Net General Fund receipts for fiscal year 2013 are now estimated to total $17.927 billion, $463 million (2.7%) more than February 2013’s forecast. State revenues for the final quarter of fiscal year 2013 were $318 million more than forecast. Both individual and corporate income tax receipts exceeded forecast in fiscal year 2013, while sales tax receipts fell below projections. Other tax and non-tax revenues were also above forecast. About 70% of the fiscal year 2013 forecast variance was from individual income tax. General Fund revenues in fiscal year 2013 are now estimated to be 9.2% greater than in fiscal year 2012. The next official forecast is expected to be released in early December 2013.

February 2013 Forecast-Current Biennium. The November 2012 forecast provided the first official forecast for the Current Biennium, as well as revenue and expenditure planning estimates for the Next Biennium. In November 2012, a shortfall of just under $1.1 billion was projected for the Current Biennium. Revisions in the February 2013 forecast reduced the projected budget shortfall to $627 million. General Fund revenues for the Current Biennium were forecasted to be $36.116 billion, $955 million (2.7 percent) higher than estimates for the Previous Biennium. Projected current law spending was expected to be $36.744 billion, $1.302 billion (3.7 percent) higher than the Previous Biennium.

2013 Legislative Session – Current Biennium. During the 2013 legislative session, the Legislature enacted a number of revenue and expenditure measures in the General Fund for the Current Biennium. The 2013 legislative session ended on the constitutional deadline of May 20, 2013 with a balanced budget for the Current Biennium. The enacted budget resolved the $627 million projected budget deficit, increased net General Fund revenues by $2.306 billion and appropriated $1.606 billion for state and local programs. After accounting for all the revenue, expenditure and reserve changes enacted in the Current Biennium, the General Fund balance at the end of the biennium is estimated to be $46 million.

During June 2013, torrential rain fall resulted in 18 Minnesota counties having major infrastructure damage to roads and bridges including highways on the state, county, and municipal systems. Minnesota estimated damage to public infrastructure at $17.8 million, with roads and bridges making up half of the total. A federal disaster declaration issued by President Obama for the 18 counties allows federal assistance for eligible projects, with the state and local governments contributing one-fourth of the total cost.

Long-Term Debt.

Minnesota’s total long-term liabilities increased by $292 million (3.3%) during the current fiscal. The increase was primarily a result of the State issuing tobacco settlement revenue bonds for the Tobacco Securitization Authority (blended component unit). This increase was offset by a decrease in loans in the Unemployment Insurance Fund (enterprise fund) due to the payoff of cash advances to the U.S. Treasury for unemployment benefits.

Bond Ratings.

Three major credit rating agencies, Moody’s Investors Service, Inc. (“Moody’s”), Standard and Poor’s Ratings Services (“S&P”) and Fitch Ratings (“Fitch”), assign ratings to Minnesota’s long-term general obligation bonds. For the 2013 G.O. Bonds, Moody’s provided a rating of “Aa1,” S&P provided a rating of “AA+,” and Fitch provided a rating of “AA+,” respectively. It is not possible to determine whether, or the extent to which, Moody’s, S&P, or Fitch will change such ratings in the future. In addition, ratings assigned to individual Municipal Obligations may vary.

North Carolina

Unless otherwise noted, the following information has been obtained from disclosure contained in (1) the Comprehensive Annual Financial Report for the fiscal year ended June 30, 2012 (the “2012 CAFR”), or (2) the official statement dated March 12, 3013, for the $299,785,000, State of North Carolina General Obligation Refunding Boards, Series 2013E (the “2013 Official Statement”).

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Current Economic Condition.

General. During fiscal year 2011-12, the economy continued along the path of a steady, yet slow-moving, recovery from the Great Recession. Economic conditions in the State of North Carolina (“North Carolina”), as well as the nation, reflect a modestly improving economy. The slow-paced recovery has not been sufficient to improve economic conditions to levels experienced prior to the recession. During the fiscal year, growth in overall economic activity in North Carolina improved, but remained below average. Despite the modest improvement in economic activity, employment struggled to gain solid-footing. North Carolina’s economy did add 59,600 jobs. This still left total employment in North Carolina with 115,000 fewer jobs than the peak prior to the recession.

During the fiscal year, the North Carolina’s improvement in the overall economy led to a 3.4 percent increase in wage and salary income. Growth in total wage and salary income increased by 4.3 percent the first quarter of the fiscal year, but slowed to 2.9 percent growth in the last quarter ending June 2012. Both employment and income are anticipated to continue improving for the rest of 2012, although at a slower than normal pace. Stronger growth in these two key components is not expected until at least the second half of 2013.

Projections for North Carolina’s key economic indicators reflect how the recovery in North Carolina is expected to unfold. Gross State Product, a broad measure of the North Carolina’s economic activity is expected to return to the long-run average rate of growth in fiscal year 2012-13. Total personal income growth moderated in fiscal year 2011-12, but is expected to show marked improvement over the next two fiscal years. For the fiscal year, income rose 3.2 percent, but the increase lags behind the strong growth of six to seven percent experienced in the years prior to the onset of the recession. Wage and salary income, a component of total personal income, grew at a modest 3.4 percent for the fiscal year. The rise in wage and salary income was consistent with the increase in total employment. Going forward, improved growth in total income is projected. This growth will result from a continually improving employment situation, which includes increased wages, as well as, an increase in the number of hours worked. A return to long-term growth levels in wage and salary income is forecast for 2013.

The housing recession and the subsequent adjustments in the real estate market have taken a very long time to unwind. The housing recession that began in 2006, appeared to be ending at the start of 2010. Existing home sales in North Carolina saw double-digit growth the first-half of that year. The second half of the year erased those gains and in FY 2010-11 sales were off by 17.4 percent. Housing data began to show steady improvements in 2011, and a relatively strong rebound in housing is expected over the next two years. Nonetheless, for 2012, sales of existing homes are projected to remain twenty-five percent below what they were in 2006.

The slow, steady economic recovery that persisted throughout fiscal year 2011-12, has North Carolina’s economy on more solid footing. Ongoing weakness in the global economy has been a drag on the pace of the economic recovery, both for the nation and North Carolina, and continues to pose a risk for economic growth. A return to a full expansionary economy fueling stronger employment gains is not projected until 2014, nearly five years after the recession technically ended. Until then, the housing market should maintain its gradual improvement, and steady growth in household income and consumer spending are anticipated.

Population and Employment. North Carolina’s estimated population is 9.78 million, ranking 10th in the nation. The major industry sectors in North Carolina are services, agriculture, trade, manufacturing, exports, and tourism, but the military presence and housing starts are also important factors.

For North Carolina, as with the nation, the economy has picked up pace, but not enough to eliminate the employment losses from the economic downturn. Economic indicators for the fiscal year, point to growing improvements across North Carolina. North Carolina’s economy continued to add private sector jobs. These employment gains were offset as state and local governments continued to reduce employment as their revenues remained well below pre-recession peaks. Despite adding 59,600 jobs during the fiscal year, there were still nearly 115,000 fewer people employed in North Carolina than at the start of the recession. Some private sector industries experienced modest growth, but employment in sectors tied to the housing market such as construction and home furnishings showed little improvement. Along with the gains in employment, total salary income continued to improve growing 3.4 percent.

As with the nation, the recovery only gained a moderate degree of momentum during fiscal year 2011-12. This meant fewer jobs were being created and the unemployment rate at the end of the fiscal year was elevated at 9.4 percent. That compares to the 9.9 percent at the start of the fiscal year. As North Carolina’s economy continues along a path of gradual improvement, employment prospects are expected to improve, but a robust employment climate is not projected until 2013. Even with improving employment conditions, growth will be slow and the unemployment rate will remain elevated in the 9 percent range. By the end of calendar year 2012, most industry sectors are expected to experience growth over the previous year with net employment growth of 1.6 percent. The construction industry is one of the few key industries expected to have employment losses in 2012. For 2013, modest improvement in all industries is expected, increasing non-agricultural employment by 2.1 percent. This level of growth will slowly bring down the unemployment rate. The rate is projected to average 9.4 percent in fiscal year 2012-13, and 8.8 percent in fiscal year 2013-14.

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North Carolina’s manufacturing sector is vulnerable to economic downturns and job losses in this industry sector reached double-digit losses in the last recession. During this fiscal year, the manufacturing sector added only 1,700 jobs (0.4 percent growth) and employs 96,000 fewer people than at the start of the recession. Another hard hit industry was the financial sector. The financial market upheaval had a detrimental impact on this sector’s employment, but it began to rebound the first half of 2010 and in 2012, growth is expected to reach 3.6 percent.

State Budget.

The total State budget is supported from four primary sources of funds: (1) General Fund tax and non-tax revenue; (2) Highway Fund and Highway Trust Fund tax and non-tax revenue; (3) federal funds and (4) other receipts, generally referred to as departmental receipts. Federal funds comprise approximately 35% of the total State budget for fiscal year 2012-13. The largest share of federal funds is designated to support programs of the Department of Health and Human Services. The other major recipients of federal funds are public schools, universities, community colleges and transportation, including highway construction and safety. Departmental receipts are revenues that are received directly by a department but have not been designated as tax or non-tax revenue by the General Assembly. Departmental receipts consist of tuition at the universities and community colleges, patient receipts at the hospitals and institutions, sales of goods and services, grants, and various other receipts. These receipts represent approximately 19.5% of the total State budget.

The General Fund balance declined 13.58% to $1.022 billion at June 30, 2012. The decrease is due to the expiration of temporary taxes and significant growth in Medicaid expenditures. At the end of the current fiscal year, unassigned fund balance of the General Fund was negative $62.303 million. Individual income tax and corporate income tax revenues increased by 4.38% and 4.85% respectively, while sales and use tax revenues decreased by 10.07%. All individual income tax payment types (i.e., final payments by individuals, withholdings by employers, and estimated payments by individuals) increased during the current fiscal year. This trend shows that the economy is slowly turning in a positive direction. The largest tax change for fiscal year 2011-12 was the expiration of the temporary tax package passed as part of the 2009-2011 biennium budget. This package included a 1% increase in the state sales tax (expired on July 1, 2011), a 2% or 3% income tax surcharge on highest income households (expired for taxable years on or after January 1, 2011), and a 3% surcharge on corporate income taxes (expired for taxable years or after January 1, 2011). Allowing the package to expire decreased annual North Carolina’s revenue by an estimated $1.3 billion.

The General Assembly enacted Session Law 2011-15 (Senate Bill 109), which required the Governor to cut spending for fiscal year 2010-11 and to increase General Fund availability for fiscal year 2011-12 by $538 million. Special exceptions were made for high need programs including prisons, Medicaid, and public schools. This legislation was in response to an anticipated budget shortfall for fiscal year 2011-12 of approximately $2.6 billion. The General Assembly enacted a $19.7 billion appropriation budget for fiscal year 2011-12, closing the $2.6 billion budget gap through spending reductions (64%) and adjustments to availability (36%). Spending reductions totaled $2.1 billion. The largest reductions occurred in the functional areas of education ($1.2 billion) and health and human services ($531 million). Adjustments increased availability by $354 million. Major adjustments to availability included transfers from the Highway Fund for State Highway Patrol ($197 million), increases in judicial fees ($62 million), and suspension of the corporate earmark for public school construction ($72 million).

During the current and previous fiscal years, the General Fund recognized federal recovery funds provided under the American Recovery and Reinvestment Act of 2009 (ARRA) of $421.815 million and $1.791 billion, respectively. ARRA includes two key funding streams for states, the State Fiscal Stabilization Fund (SFSF) and increased federal participation in Medicaid (FMAP). The SFSF is a onetime federal appropriation intended to help stabilize state and local government budgets in order to minimize layoffs and disruptions in education and other essential public services. The FMAP is a temporary increase to states in the federal share of Medicaid costs. Each state’s increase in FMAP is based on the increase in unemployment percentages for each quarter. The federal recovery funds were used to avoid deeper reductions in spending. The ARRA funding streams for the SFSF and FMAP ended in fiscal year 2010-11.

One of the major budget drivers for the General Fund is the Medicaid Program. On the budget basis, expenditures for Medicaid increased 22.76% in fiscal year 2011-12 to $3.03 billion. The significant increase is due to the reduced federal participation in Medicaid (see previous page) and a Medicaid budget shortfall. The fiscal year 2011-12 certified budget fell short by $375 million of the amount needed to provide Medicaid services for the entire fiscal year. This increase is explained by unbudgeted liabilities (i.e., over-collection of federal funding in fiscal year 2008-09), unachievable budget reductions, and an increase in Medicaid enrollment. The Medicaid Program was directed by Session Law 2011-145 to achieve savings through various optional service changes. However, due to the length of time necessary for application to and approval by the Centers for Medicare and Medicaid Services (CMS), budget reductions were not achieved. In addition, Medicaid enrollment increased by 4.6% during the current fiscal year. The percentage of Medicaid participants grew from 15.2% of the North Carolina population in the prior fiscal year to an estimated 15.8% of North Carolina’s population in the current fiscal year. To

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assist with the Medicaid shortfall, the N.C. General Assembly enacted legislation that transferred funds to the Medicaid Program from sources such as the Repairs and Renovations Reserve and agency reversions.

During the current fiscal year, specific actions to mitigate the growing population and expenditures in Medicaid included 1) a two percent annual rate reduction, 2) changes in payment policies to offset cost and inflationary increases in rate methodologies, 3) implementation of new provider assessment programs, 4) application for a new CMS initiative to enhance Federal Medical Assistance Percentage, 5) modification of pharmacy policies and payments to reduce costs and increase generic prescribing, 6) modification of clinical coverage policies for selected services, and 7) other program changes. All policies and changes were implemented in a manner to ensure continued access to quality services for the Medicaid enrollees.

Bond Ratings.

Three major credit rating agencies, Moody’s Investors Service, Inc. (“Moody’s”), Standard and Poor’s Ratings Services (“S&P”) and Fitch Ratings (“Fitch”), assign ratings to North Carolina’s long-term general obligation bonds. North Carolina’s general obligation bond credit ratings are as follows: a rating of “Aaa” from Moody’s, a rating of “AAA” from S&P and a rating of “AAA” from Fitch, respectively. In November 2011, all three rating agencies affirmed the triple-A credit rating for North Carolina. It is not possible to determine whether, or the extent to which, Moody’s, S&P, or Fitch will change such ratings in the future. In addition, ratings assigned to individual Municipal Obligations may vary.

South Carolina

Unless otherwise noted, the following information has been obtained from disclosure contained in the Comprehensive Annual Financial Report for the fiscal year ended June 30, 2012.

Current Economic Condition.

General. South Carolina has a diverse economic base, including manufacturing, trade, healthcare, services, and leisure/hospitality. Although the June 2012 building permit activity was higher than June 2010 and 2009, the month-to-month decline drove the South Carolina Leading Index, SCLI, down 0.13 points to 100.52 in June. June also saw an 11.0% increase in initial claims for Unemployment Insurance compared to the previous month, which also pushed the SCLI lower. Positive indicators for June include an increase in the average manufacturing workweek, up 0.5% to 41.8 hours, and improvements in the stock market. Because the SCLI is still above the 100 mark, June marks seven consecutive months of positive economic outlook for the state’s economy. Meanwhile, the Conference Board’s national Leading Economic Index declined 0.3% and is below the 100 mark at 95.6.

The number of homes sold in the state was up nearly 12.0% in June compared to one year ago. Likewise, the median sales price of South Carolina homes was up nearly 2.0% from this time last year.

The median South Carolina home sales price in June was $158,000, 1.9% higher than this time last year. The year-over-year comparison of the number of homes sold is also up, with 11.6% more homes sold in June 2012 compared to June 2011. Foreclosure activity was up through June with 29.3% more foreclosure filings compared to a year ago.

Population and Employment. South Carolina’s population estimate at July 1, 2011 was over 4.67 million. South Carolina’s rate of growth in population was 14th fastest in the United States.

South Carolina’s seasonally adjusted unemployment rate decreased to 9.4% in June 2012, well below the June 2011 rate of 10.5%. Nationally, the unemployment rate for June 2012 was 8.2%.

The weekly average number of initial claimants for Unemployment Insurance (UI) in South Carolina rose nearly 11.0% in June 2012, the third consecutive month of increased activity. June’s initial UI claimant activity was approximately 9.0% lower than UI claimant activity one year ago. In the last year, total non-farm employment saw an overall increase of 22,800 jobs. The strong Manufacturing sector grew 7,400 from June 2011 to June 2012, and Professional and Business Services also reported a large gain over the year (+7,200), with the Employment Services subsector adding 6,700 of that increase. In addition, large over-the-year gains were posted in Trade, Transportation, and Utilities (+5,800) and Education and Health Services (+3,400), mostly in Healthcare and Social Assistance. In the last year, both Construction and Financial Activities employment has dropped 1,200.

State Budget.

South Carolina’s annual Appropriations Act includes legally adopted budgets for the Budgetary General Fund and for Total Funds. The initial budget appears in the annual Appropriations Act. After the budget year begins, the State Budget and Control Board, comprised of five key executive and legislative officials, may order spending cuts if revenue collections fail to reach predicted levels. Departments and agencies may request transfers of appropriations among programs if the transfer request does not exceed 20% of the program budget. The Budget and Control Board has the authority to approve additional transfers of appropriations between personal service and other operating expense accounts.

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Lawmakers approved a $6.700 billion state government budget for fiscal year 2012-2013. The budget provides small business tax relief by initiating a gradual reduction of the tax rate for income derived from pass-through trade and business arrangements, such as sole proprietorships, partnerships, and “S” corporations. The first of three $20 million installments is included in order to reduce this income tax rate from 5% to 3% over the course of three years. Also, $77 million is devoted towards paying off the unemployment insurance loan that the state had to obtain from the federal government when South Carolina’s jobless benefit fund became insolvent. This State Unemployment Tax Authority (SUTA) debt funding is provided to reduce the unemployment insurance taxes that all the state’s businesses pay for their employees, amounting to an average savings of 12.3% or $51.11 for each worker. The Harbor Deepening Reserve Fund is created within the State Ports Authority and $300 million is provided to cover the full cost of deepening the Charleston Harbor so that South Carolina can remain competitive in maritime shipping with a port capable of accommodating the larger vessels that will pass through the newly-expanded Panama Canal.

An additional $30 million is included for the state’s counties and municipalities through the Local Government Fund. An additional $152 million in Education Finance Act funding is included for K-12 education, allowing for an increase in the Base Student Cost to $2,012 per student. An additional $48 million is included in the Education Improvement Act salary supplement to guarantee a 2% state-funded pay raise for all teachers. Full funding is provided for the LIFE, HOPE, and Palmetto Fellows higher education scholarship programs. Over $19 million is devoted to worker training through the Ready SC Program at the state’s technical colleges. An additional $15 million is provided for the Deal Closing Fund that the Department of Commerce uses to recruit new business to the state. The budget legislation also provides that this economic development fund is to receive $10 million from South Carolina’s share of the multi-state mortgage settlement reached with the nation’s major lending institutions.

The budget provides for the full funding of the General Reserve Fund and the Capital Reserve Fund, the financial reserve accounts that the state draws upon to cope with budget shortfalls. $549 million goes to the state’s residential property tax relief fund. Funding is provided for additional Circuit Court and Family Court judges to cope with increased caseloads.

Full funding is provided for the Medicaid program’s Maintenance of Effort which allows the program to continue to offer services at the current level. Full funding is provided for Medicaid express lane eligibility for children to allow the state’s health insurance program for low-income residents to accommodate the inclusion of around 70,000 children who already qualify for participation in the program, but had not yet been enrolled. The Department of Health and Environmental Control is provided $1 million for the AIDS Drug Assistance Program, $1 million for child immunizations, $1.8 million for community health centers, an additional $800,000 for local health departments, and $500,000 for the Rural Physician Program. Funding is increased by $8 million for the destination-specific tourism advertising program at the Department of Parks, Recreation, and Tourism. The Department of Agriculture received $2 million for the marketing and branding of South Carolina produce.

The original revenue estimate adopted by the Board of Economic Advisors for South Carolina’s budgetary general fund for the fiscal year ending June 30, 2012, was $6,020.1 million, and the Appropriation Act estimate as enacted by the General Assembly was $5,453.5 million. On November 10, 2011, the Board of Economic Advisors revised its estimate of budgetary general fund revenue to $6,293.8 million, an increase of $273.7 million, and a 4.5% increase to its original fiscal year 2011-12 estimate.

Through February 29, 2012, total general fund revenue collections year to date were under the fiscal year 2011-12 revised revenue plan estimate year to date by $71.8 million or 1.8%, but exceeded prior year collections for the same period by $75.3 million or 2.0%. Both the General Reserve Fund and the Capital Reserve Fund are fully funded at $183.4 million and $104.8 million, respectively.

Bond Ratings.

Three major credit rating agencies, Moody’s Investors Service, Inc. (“Moody’s”), Standard and Poor’s Ratings Services (“S&P”) and Fitch Ratings (“Fitch”), assign ratings to South Carolina’s long-term general obligation bonds. Fitch rated these bonds as “AAA” and Moody’s rated them as “Aaa” during the fiscal year ended June 30, 2012, the highest rating that these services assign. South Carolina’s bond rating from Standard & Poor’s was “AA+” during the same period. It is not possible to determine whether, or the extent to which, Moody’s, S&P, or Fitch will change such ratings in the future. In addition, ratings assigned to individual Municipal Obligations may vary.

Commonwealth of Virginia

Unless otherwise noted, the following information has been obtained from disclosure contained in the official statement dated March 6, 2013 (the “2013 Official Statement”), for the $18,470,000 Commonwealth of Virginia General Obligation Bonds, Series 2013A, and the $217,760,000 Commonwealth of Virginia General Obligation Refunding Bonds, Series 2013B, (together, the “2013 G.O. Bonds”).

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Current Economic Condition.

General. In fiscal year 2012, the nation continued its slow recovery from what is considered the worst financial and economic downturn since the “Great Depression” of the 1930s. Economic data show that the upward trend continues to be better in the Commonwealth of Virginia (“Virginia”) than at the national level. During the fiscal year, Virginia’s nonfarm employment growth rate improved slightly for the second year in a row, increasing by 1.6 percent as compared to 1.5 percent at the national level. Virginia’s personal income in current dollars also continued to increase, but only by 4.1 percent during the fiscal year. Total taxable sales in Virginia experienced an increase of 4.7 percent over fiscal year 2011. Economic indicators show that the housing market in Virginia and at the national level experienced increases of 10.6 percent and 19.7 percent, respectively, during fiscal year 2012. Following a small decline in 2011, fiscal year 2012 saw housing prices experience a very slight increase of 0.4 percent in Virginia. However, this is better than the national level, which also improved, but which was still a negative 0.6 percent. Overall, Virginia has continued to perform better than the nation in many areas of growth. This continuing positive trend is a good sign of the economic recovery.

The primary government’s assets for Virginia exceeded its liabilities at June 30, 2012, by $19.7 billion. Net assets of governmental activities increased by $1.4 billion and net assets of business-type activities increased by $234.8 million. At the end of the fiscal year, Virginia’s governmental funds reported a combined ending fund balance of $4.4 billion, an increase of $1.0 billion in comparison with the prior fiscal year. Of this total fund balance, $251.0 million represents nonspendable fund balance, $1.6 billion represents restricted fund balance, $3.4 billion represents committed fund balance, and $11.8 million represents assigned fund balance. These amounts are offset by a negative $820.9 million unassigned fund balance. In addition, Virginia’s total debt rose during the fiscal year to $36.1 billion, an increase of $2.4 billion, or 7.1%. During the fiscal year, Virginia issued new debt in the amount of $1.8 billion for the primary government and $5.5 billion for the component units.

Population and Employment. As of December 2012, up to 3.6 million residents of Virginia were in the civilian labor force, which includes agricultural and nonagricultural employment, the unemployed, the self-employed, and residents who commute to jobs in other states. Virginia is one of 22 states with a Right-to-Work Law and has a record of good labor-management relations. Virginia’s favorable business climate is reflected in the relatively small number of strikes and other work stoppages it experiences.

In calendar year 2012, the unemployment rate in Virginia was 5.9%, down from 6.4% in calendar year 2011 according to the Bureau of Labor Statistics. As of the third quarter 2012, Virginia had modest job growth in eight of the 10 metropolitan statistical areas reported on by the Virginia Employment Commission. Those areas include Blacksburg-Christiansburg, Charlottesville, Danville, Harrisonburg, Lynchburg, Northern Virginia, Richmond, and Virginia Beach-Norfolk-Newport News. The Roanoke area lost 100 jobs of nonfarm employment. The Winchester metropolitan area experienced the largest job loss, down 900 jobs or 1.7% of nonfarm employment.

State Budget.

The Governor of Virginia (the “Governor”) is the chief planning and budget officer of Virginia. The Secretary of Finance and the Department of Planning and Budget assist the Governor in the preparation of executive budget documents. The Governor’s Secretaries advise the Governor and the Department of Planning and Budget on the relative priority of the budget requests from their respective agencies. The Governor is required by statute to present a bill detailing his budget for the next biennium (the “Budget Bill”) and a narrative summary of the bill to the General Assembly by December 20th in the year immediately prior to each even-year session. The Budget Bill is introduced in both the House of Delegates and the Senate. It is referred to the House Appropriations and Senate Finance Committees, which hold joint meetings to hear from citizens, from other General Assembly members and from agency representatives. The Budget Bill is then approved by each Committee in an open session and reported to the respective floors for consideration, debate, amendment and passage. After the bill has passed both houses, differences between the House and Senate versions are reconciled by a conference committee from both houses.

On December 19, 2011, the Governor presented the Budget Bill for the 2012-2014 biennium that begins July 1, 2012 (House Bill/Senate Bill 30) (the “2012 Budget Bill”). The 2012 Budget Bill focused on the core functions of government, and was developed with five main objectives:

•	Promote job creation, economic development, and entrepreneurship;

•	Reform, reallocate, and reinvest in programs that make government more efficient, effective, and accountable;

•	Fund the key budget areas of education and transportation;

•	Address problem areas of pension funding, transportation maintenance, and higher education funding; and

•	Build up cash reserves and liquidity to provide flexibility to address future adverse economic events.

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The proposed 2012 Budget Bill was considered by the 2012 Session of the Virginia General Assembly, which convened on January 11, 2012. The General Assembly adjourned on March 10, 2012 without adopting a biennial budget and immediately convened in a special session to consider the reintroduced 2012 Budget Bill, HB 1301.

On April 18, 2012, the General Assembly approved HB 1301 and sent it to the Governor for signature. On May 4, 2012, the Governor offered 88 amendments to HB 1301, the most significant of which addressed two overarching themes: job creation and K-12 education. Other amendments were technical in nature.

The General Assembly reconvened on May 14, 2012 and rejected 24 of the Governor’s proposed amendments. On June 11, 2012, the Governor vetoed one item, and ruled a second item unconstitutional, and signed HB 1301 into law.

The 2012-14 Appropriation Act, also known as Chapter 3 of the 2012 Acts of Assembly Special Session I, became effective July 1, 2012. It prioritizes spending on the core functions of government; reduces the unfunded liabilities in the Virginia Retirement System with a $2.21 billion in total employer contributions (this does not include law enforcement, or the judiciary); provides $33.7 million in new funding for economic development and private sector job creation; $30 million in fiscal year 2013 in new mental health funding; and directs $880.9 million in new funding to K-12 and furnishes higher education systems. The 2012-14 Appropriation Act also provides additional deposits into the Revenue Stabilization Fund of $132.7 million in 2013 and $166.4 million as a preliminary appropriation for 2014.

On December 17, 2012, the Governor presented his proposed amendments to Chapter 3 of the 2012 Acts of Assembly, Special Session I, affecting the remainder of the 2012-2014 biennium. In these amendments, the Governor addressed increased liquidity to guard against future economic uncertainty and the potential impact of federal spending reductions; increased support for instructional spending in public education; continued investments in higher education; improvements in funding availability for transportation; and improvements in support to localities.

Although the revised revenue forecast went up by a modest $98.7 million over the biennium, the Governor called for spending reductions through a combination of targeted savings, reduction plans, and other appropriation reductions. In the process of developing budget amendments, the Governor asked agencies to submit reduction plans equating to four percent of their general fund budgets. Included in the Governor’s amended budget was a total of $58.8 million in savings from these plans. In addition to this, targeted reductions in Medicaid and Direct Aid to Public Education totaled $33.9 million. Various other technical, caseload, and formulaic changes yielded a total of $431.6 million in general fund appropriation reductions. These included a $202.5 million adjustment to the Health Care Fund, $51.2 million in Direct Aid to Public Education to adjust for available lottery funds, and a reduction of $41.6 million to reflect anticipated caseload and program expenditures changes in Comprehensive Services for At Risk Youth and Families.

In light of recent ambiguity centered around the federal budget and to guard against future economic uncertainty, the Governor’s amendments included a supplemental payment into the Revenue Stabilization Fund of $50 million. This deposit will be in addition to the $244.6 million mandatory deposit for 2014. In addition, the introduced budget earmarked a portion of the proceeds from the potential sale of the Brunswick Correctional Center for deposit into the Federal Action Contingency Trust (FACT) Fund.

In the area of public education, the introduced budget amendments included $58.8 million for a two percent pay increase for all instructional personnel funded through the Standards of Quality model. Other public education funding included items such as $4.9 million to fully fund Standard of Quality standards for blind and visually impaired students and $15 million for strategic compensation grants.

The Governor’s amendments for higher education increased tuition assistance grants and provided an additional $30 million of new investments. This new funding included over $4.2 million to cover interest earnings and credit card rebates for higher education institutions; $5.7 million for workforce development initiatives; $4.9 million for enrollment growth; $7.8 million in incentive funding to support degree completion; $3.9 million for base operating costs; $1.9 million for financial aid; $1.0 million for research and other initiatives; and $600,000 to maintain support of college room, board, books and supplies stipends through the Virginia Military Survivors and Dependents program.

The introduced budget redirected a portion of general fund sales tax revenue for use in transportation. This will result in an additional $48.1 million in available funding. For localities, the Governor’s amendments included the restoration of $45 million in aid-to-locality reductions; $2.1 million to fund salary increases for Assistant Commonwealth’s Attorneys; $7.5 million in additional Base Realignment and Closure Assistance support; a $16.9 million increase in the Water Quality Improvement Fund; and $200 million in bond authorizations for Water Quality Projects.

Other notable funding in the introduced budget bill included $64.4 million for the state employee health insurance fund; $14.1 million for inmate medical care; and $14.3 million to open in 2014 the River North prison in Grayson County.

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State Debt.

Virginia is prohibited from issuing general obligation bonds for operating purposes. At the end of the current fiscal year, Virginia had total debt outstanding of $36.1 billion, including total tax-supported debt of $14.2 billion and total debt not supported by taxes of $21.9 billion. Bonds backed by the full faith and credit of the government and tax-supported total $1.8 billion. Debt is considered tax-supported if Virginia tax revenues are used or pledged for debt service payments. An additional $801.4 million is considered moral obligation debt which is not tax-supported. Virginia has no direct or indirect pledge of tax revenues to fund reserve deficiencies. However, in some cases, Virginia has made a moral obligation pledge to consider funding deficiencies in debt service reserves that may occur. The remainder of Virginia’s debt represents bonds secured solely by specified revenue sources (i.e., revenue bonds).

During fiscal year 2012, Virginia issued $7.3 billion of new debt for various projects. $1.8 billion of the new debt was for the primary government and $5.5 billion for the component units.

Bond Ratings.

Three major credit rating agencies, Moody’s Investors Service, Inc. (“Moody’s”), Standard and Poor’s Ratings Services (“S&P”) and Fitch Ratings (“Fitch”), assign ratings to Virginia’s long-term general obligation bonds. For the 2013 G.O. Bonds, Moody’s provided a rating of “Aaa,” S&P provided a rating of “AAA,” and Fitch provided a rating of “AAA,” respectively. It is not possible to determine whether, or the extent to which, Moody’s, S&P, or Fitch will change such ratings in the future. In addition, ratings assigned to individual Municipal Obligations may vary.

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Appendix C

Proxy Voting Policy

Proxy Voting Guidelines

Effective January 1, 2012

Set forth on the following pages are guidelines adopted and used by the Funds listed on the cover page of the Statement of Additional Information to which these Guidelines are appended. These Funds are governed by the same Board of Trustees (the “Board”, “We”, “Us” or “Our”) and guide the Board in voting proxies on behalf of the Funds (the “Guidelines”). The Guidelines are organized by issue and present certain factors that may be considered in making proxy voting determinations. The Board may, in exercising its fiduciary discretion, determine to vote any proxy in a manner contrary to these Guidelines.

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Directors, Boards, Committees

Elect Directors

In a routine election of directors, the Board generally votes FOR the slate nominated by the nominating committee of independent directors, who are in the best position to know what qualifications are needed for each director to contribute to an effective board. The Board generally will WITHHOLD support from a nominee who fails to meet one or more of the following criteria:

Independence – A nominee who is deemed an affiliate of the company by virtue of a material business, familial or other relationship with the company but is otherwise not an employee.

Attendance – A nominee who failed to attend at least 75% of the board’s meetings.

Over Boarding – A nominee who serves on more than four other public company boards or an employee director nominee who serves on more than two other public company boards.

Committee Membership – A nominee who has been assigned to the audit, compensation, nominating, or governance committee if that nominee is not independent of management, or if the nominee does not meet the specific independence and experience requirements for audit committees or the independence requirements for compensation committees.

Audit Committee Chair – A nominee who serves as audit committee chair where the committee failed to put forth shareholder proposals for ratification of auditors.

Board Independence – A nominee of a company whose board as proposed to be constituted would have more than one-third of its members from management.

Interlocking Directorship – A nominee who is an executive officer of another company on whose board one of the company’s executive officers sits.

Poor Governance – A nominee involved with options backdating, financial restatements or material weakness in controls, approving egregious compensation, or who has consistently disregarded the interests of shareholders.

The Board will vote on a CASE-BY-CASE basis on any director nominee who meets the aforementioned criteria but whose candidacy has otherwise been identified by the third party research provider as needing further consideration for any reason not identified above.

In the case of contested elections, the Board will vote on a CASE-BY-CASE basis, taking into consideration the above criteria and other factors such as the background of the proxy contest, the performance of the company, current board and management, and qualifications of nominees on both slates.

Shareholder Nominations for Director

The Board will vote on a CASE-BY-CASE basis for shareholder-nominated candidates for director, taking into account various factors including, but not limited to: company performance, the circumstances compelling the nomination by the shareholder, composition of the incumbent board, and the criteria listed above the Board uses to evaluate nominees.

Shareholder Nominations for Director – Special Criteria

The Board generally votes in accordance with recommendations made by its third party research provider, which are typically based on the view that board nominating committees are responsible for establishing and implementing policies regarding the composition of the board and are therefore in the best position to make determinations with respect to special nominating criteria.

Director Independence and Committees

The Board generally will vote FOR proposals that require all members of a board’s key committees (audit, compensation, nominating or governance) be independent from management.

Independent Board Chair / Lead Director

The Board generally will vote FOR proposals supporting an independent board chair or lead director and FOR the separation of the board chair and CEO roles, as independent board leaders foster the effectiveness of the independent directors and ensure appropriate oversight of management.

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Removal of Directors

The Board generally will vote FOR proposals that amend governing documents to grant or restore shareholder ability to remove directors with cause, and AGAINST proposals that provide directors may be removed only by supermajority vote. The Board will vote on a CASE-BY-CASE basis on proposals calling for removal of specific directors.

Board Vacancies

The Board generally votes in accordance with recommendations made by its third party research provider in the case of vacancies filled by continuing directors, taking into account factors including whether the proposal is in connection with a proxy contest or takeover situation.

Cumulative Voting

In the absence of proxy access rights or majority voting, the Board generally will vote FOR the restoration or provision for cumulative voting and AGAINST its elimination.

Majority Voting

The Board generally will vote FOR amendments to governing documents that provide that nominees standing for election to the board must receive a majority of votes cast in order to be elected to the board.

Number of Directors

The Board generally will vote FOR amendments to governing documents that provide directors the authority to adjust the size of the board to adapt to needs that may arise.

Term Limits

The Board generally will vote AGAINST proposals seeking to establish a limit on director terms or mandatory retirement.

General Corporate Governance

Right to Call a Special Meeting

The Board generally votes in accordance with recommendations made by its third party research provider, which typically recommends votes FOR adoption, considering factors such as proposed ownership threshold, company size, and shareholder ownership, but will not support proposals allowing for investors with less than 10% ownership to call a special meeting.

Eliminate or Restrict Right to Call Special Meeting

The Board will generally vote AGAINST proposals to eliminate the right of shareholders to call special meetings.

Lead Independent Director Right to Call Special Meeting

The Board will generally vote FOR governance document amendments or other proposals which give the lead independent director the authority to call special meetings of the independent directors at any time.

Adjourn Meeting

The Board will vote on a CASE-BY-CASE basis on adjournment proposals and generally in the same direction as the primary proposal (i.e., if supporting the primary proposal, favor adjournment; if not supporting the primary proposal, oppose adjournment).

Other Business

The Board generally will vote AGAINST proposals seeking to give management the authority to conduct or vote on other business at shareholder meetings on the grounds that shareholders not present at the meeting would be unfairly excluded from such deliberations.

Eliminate or Restrict Action by Written Consent

The Board will generally vote AGAINST proposals to eliminate the right of shareholders to act by written consent since it may be appropriate to take such action in some instances.

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Vote Unmarked Proxies

The Board generally will vote FOR proposals prohibiting voting of unmarked proxies in favor of management.

Proxy Contest Advance Notice

The Board generally will vote AGAINST proposals to amend governing documents that require advance notice for shareholder proposals or director nominees beyond notice that allows for sufficient time for company response, SEC review, and analysis by other shareholders.

Minimum Stock Ownership

The Board will vote on a CASE-BY-CASE basis on proposals regarding minimum stock ownership levels.

Director and Officer Indemnification

The Board will generally vote FOR the provision of a maximum dollar amount that can be obtained through the course of legal action from a director or officer who acts in good faith and does not benefit from a transaction.

Confidential Voting

The Board generally will vote FOR actions that ensure all proxies, ballots, and voting tabulations which identify shareholders be kept confidential, except where disclosure is mandated by law. The Board supports the proposal to minimize pressure on shareholders, particularly employee shareholders.

Miscellaneous Governing Document Amendments

The Board generally will vote FOR bylaw or charter changes that are of a housekeeping nature (e.g., updates or corrections).

Change Company Name

The Board will generally vote FOR routine business matters such as changing the company’s name.

Approve Minutes

The Board will generally vote FOR routine procedural matters such as approving the minutes of a prior meeting.

Change Date/Time/Location of Annual Meeting

The Board will vote in accordance with the recommendation of the third-party research provider on proposals to change the date, time or location of the company’s annual meeting of shareholders.

Approve Annual, Financial and Statutory Reports

The Board generally will vote FOR proposals to approve the annual reports and accounts, financial and statutory reports, provided companies required to comply with U.S. securities laws have included the certifications required by the Sarbanes Oxley Act of 2002.

Compensation

Approve or Amend Omnibus Equity Compensation Plan

The Board generally votes in accordance with recommendations made by its third party research provider, which typically recommends votes FOR adoption or amendments to omnibus (general) equity compensation plans for employees or non-employee directors if they are reasonable and consistent with industry and country standards, and AGAINST compensation plans that substantially dilute ownership interest in a company, provide participants with excessive awards, or have objectionable structural features.

Approve or Amend Stock Option Plan

The Board generally votes in accordance with recommendations made by its third party research provider, which are typically based on factors including cost, size, and pattern of grants in comparison to peer groups, history of repricing, and grants to senior executives and non-employee directors.

Statement of Additional Information – December 1, 2013	C-4

Approve or Amend Employee Stock Purchase Plan

The Board generally votes in accordance with recommendations made by its third party research provider, which are typically based on factors including the plan’s cost to shareholders, whether those costs are in line with the company’s peer’s plans, and whether the plan requires shareholder approval within five years.

Approve or Amend Performance-Based 162(m) Compensation Plan

The Board generally votes in accordance with recommendations made by its third party research provider, which are typically based on factors that consider the goal of the plan and in particular the linkage between potential payments to senior executives and the attainment of preset performance-based metrics.

Approve or Amend Restricted Stock Plan

The Board generally votes in accordance with recommendations made by its third party research provider, which considers such factors as the balance of all equity grants and awards, the term and other restrictions in place for restricted stock.

Stock Option Repricing or Exchanges

The Board generally votes in accordance with recommendations made by its third party research provider on matters relating to the repricing of stock options, which are typically based on factors such as whether the amending terms lead to a reduction in shareholder rights, allow the plan to be amended without shareholder approval, or change the terms to the detriment of employee incentives such as excluding a certain class or group of employees. The Board generally will vote FOR proposals to put stock option repricings to a shareholder vote.

Performance-Based Stock Options

The Board will vote on a CASE-BY-CASE basis regarding proposals urging that stock options be performance-based rather than tied to the vagaries of the stock market.

Ban Future Stock Option Grants

The Board generally will vote AGAINST proposals seeking to ban or eliminate stock options in equity compensation plans as such an action would preclude the company from offering a balanced compensation program.

Require Stock Retention Period

The Board generally will vote FOR proposals requiring senior executives to hold stock obtained by way of a stock option plan for a minimum of three years.

Require Approval of Extraordinary Benefits

The Board generally will vote FOR proposals specifying that companies disclose any extraordinary benefits paid or payable to current or retired senior executives and generally will vote AGAINST proposals requiring shareholder approval of any such extraordinary benefits.

Pay for Performance

The Board will vote on a CASE-BY-CASE basis regarding proposals seeking to align executive compensation with shareholders’ interests.

Say on Pay

The Board generally votes in accordance with recommendations made by its third party research provider, taking into consideration the company’s pay for performance results and certain elements of the Compensation Discussion and Analysis disclosure.

Executive Severance Agreements

The Board generally votes in accordance with recommendations made by its third party research provider on these proposals regarding approval of specific executive severance arrangements in the event of change in control of a company or due to other circumstances.

Statement of Additional Information – December 1, 2013	C-5

Approve or Amend Deferred Compensation Plans for Directors

The Board generally will vote FOR approval or amendments to deferred compensation plans for non-employee directors, so that they may defer compensation earned until retirement.

Set Director Compensation

The Board generally will vote AGAINST proposals that seek to limit director compensation or mandate that compensation be paid solely in shares of stock.

Director Retirement Plans

The Board will generally vote AGAINST the adoption or amendment of director retirement plans on the basis that directors should be appropriately compensated while serving and should not view service on a board as a long-term continuing relationship with a company.

Business Entity and Capitalization

Common or Preferred Stock – Increase in Authorized Shares or Classes

The Board will vote on a CASE-BY-CASE basis regarding proposals to increase authorized shares of common stock or to add a class of common stock, taking into consideration the company’s capital goals that may include stock splits, stock dividends, or financing for acquisitions or general operations. With respect to proposals seeking to increase authorized shares of preferred stock, to add a class of preferred stock, to authorize the directors to set the terms of the preferred stock or to amend the number of votes per share of preferred stock, the Board will vote on a CASE-BY-CASE basis on the grounds that such actions may be connected to a shareholder rights’ plan that the Board also will consider on a CASE-BY-CASE basis.

Common or Preferred Stock – Decrease in Authorized Shares or Classes

The Board generally will vote FOR proposals seeking to decrease authorized shares of common or preferred stock or the elimination of a class of common or preferred stock.

Common Stock – Change in Par Value

The Board generally will vote FOR proposals to change the par value of the common stock, provided that the changes do not cause a diminution in shareholder rights.

Authorize Share Repurchase Program

The Board generally will vote FOR proposals to institute or renew open market share repurchase plans in which all shareholders may participate on equal terms.

Stock Splits

The Board generally will vote FOR stock split proposals on the grounds that they intended to encourage stock ownership of a company.

Private Placements, Conversion of Securities, Issuance of Warrants or Convertible Debentures

The Board will generally vote FOR the issuance of shares for private placements, the conversion of securities from one class to another, and the issuance of warrants or convertible debentures on the grounds that such issuances may be necessary and beneficial for the financial health of the company and may be a low cost source of equity capital. The Board will generally vote AGAINST any such issuance or related action if the proposal would in any way result in new equity holders having superior voting rights, would result in warrants or debentures, when exercised, holding in excess of 20 percent of the currently outstanding voting rights, or if the proposal would in any way diminish the rights of existing shareholders.

Issuance of Equity or Equity-Linked Securities without Subscription Rights (Preemptive Rights)

The Board generally will vote FOR proposals that seek shareholder approval of the issuance of equity, convertible bonds or other equity-linked debt instruments, or to issue shares to satisfy the exercise of such securities that are free of subscription (preemptive) rights on the grounds that companies must retain the ability to issue such securities for purposes of raising capital. The Board generally will vote AGAINST any proposal where dilution exceeds 20 percent of the company’s outstanding capital.

Statement of Additional Information – December 1, 2013	C-6

Recapitalization

The Board generally will vote FOR recapitalization plans that combine two or more classes of stock into one class, or that authorize the company to issue new common or preferred stock for such plans. The Board generally will vote AGAINST recapitalization plans that would result in the diminution of rights for existing shareholders.

Merger Agreement

The Board will vote on a CASE-BY-CASE basis on proposals seeking approval of a merger or merger agreement and all proposals related to such primary proposals, taking into consideration the particular facts and circumstances of the proposed merger and its potential benefits to existing shareholders.

Going Private

The Board will vote on a CASE-BY-CASE basis on proposals that allow listed companies to de-list and terminate registration of their common stock, taking into consideration the cash-out value to shareholders, and weighing the value in continuing as a publicly traded entity.

Reincorporation

The Board will vote on a CASE-BY-CASE basis on reincorporation proposals, taking into consideration whether financial benefits (e.g., reduced fees or taxes) likely to accrue to the company as a result of a reincorporation or other change of domicile outweigh any accompanying material diminution of shareholder rights. The Board will generally vote AGAINST the proposal unless the long-term business reasons for doing so are valid. The Board will generally vote FOR proposals to consider reincorporating in the United States if a company left the country for the purpose of avoiding taxes.

Bundled Proposals

The Board generally votes in accordance with recommendations made by its third party research provider on “bundled” or otherwise conditioned proposals, which are determined depending on the overall economic effects to shareholders.

Defense Mechanisms

Shareholder Rights’ Plan (Poison Pill)

The Board will vote on a CASE-BY-CASE basis regarding management proposals seeking ratification of a shareholder rights’ plan, including a net operating loss (NOL) shareholder rights’ plan, or stockholder proposals seeking modification or elimination of any existing shareholder rights’ plan.

Supermajority Voting

The Board generally will vote FOR the elimination or material diminution of provisions in company governing documents that require the affirmative vote of a supermajority of shareholders for approval of certain actions, and generally will vote AGAINST the adoption of any supermajority voting clause.

Control Share Acquisition Provisions

The Board generally will vote FOR proposals to opt out of control share acquisition statutes and will generally vote AGAINST proposals seeking approval of control share acquisition provisions in company governing documents on the grounds that such provisions may harm long-term share value by effectively entrenching management. The ability to buy shares should not be constrained by requirements to secure approval of the purchase from other shareholders.

Anti-Greenmail

The Board generally will vote FOR proposals to adopt anti-greenmail governing document amendments or to otherwise restrict a company’s ability to make greenmail payments.

Classification of Board of Directors

The Board generally will vote FOR proposals to declassify a board and AGAINST proposals to classify a board, absent special circumstances that would indicate that shareholder interests are better served by voting to the contrary.

Statement of Additional Information – December 1, 2013	C-7

Auditors

Ratify or Appoint Auditors

The Board generally votes in accordance with recommendations made by its third party research provider, which typically recommends votes FOR ratification or appointment except in situations where there are questions about the relative qualification of the auditors, conflicts of interest, auditor involvement in significant financial restatements, option backdating, material weaknesses in controls, or situations where independence has been compromised.

Prohibit or Limit Auditor’s Non-Audit Services

The Board generally votes in accordance with recommendations made by its third party research provider, which typically recommends votes AGAINST these proposals since it may be necessary or appropriate for auditors to provide a service related to the business of a company and that service will not compromise the auditors’ independence. In addition, Sarbanes-Oxley legislation spells out the types of services that need pre-approval or would compromise independence.

Indemnification of External Auditor

The Board will generally vote AGAINST proposals to indemnify external auditors on the grounds that indemnification agreements may limit pursuit of legitimate legal recourse against the audit firm.

Indemnification of Internal Auditor

The Board will generally vote FOR the indemnification of internal auditors, unless the costs associated with the approval are not disclosed.

Social and Environmental

Disclose Social Agenda

The Board generally will ABSTAIN from voting on proposals that seek disclosure, often in the form of a report, on items such as military contracts or sales, environmental or conservation initiatives, business relationships with foreign countries, or animal welfare for the following reasons: a) our clients are likely to have different views of what is a socially responsible policy, b) whether social responsibility issues other than those mandated by law should be the subject of corporate policy, or c) because the impact of such disclosure on share value can rarely be anticipated with any degree of confidence.

Socially Responsible Investing

The Board generally will ABSTAIN from voting on proposals that seek to have a company take a position on social or environmental issues, for the reasons cited under ‘Disclose Social Agenda’ above.

Prohibit or Disclose Contributions and Lobbying Expenses

The Board generally votes in accordance with recommendations made by its third party research provider, which typically considers the proposal in the context of the company’s current disclosures, Federal and state laws, and whether the proposal is in shareholders’ best interests.

Disclose Prior Government Service

The Board generally will ABSTAIN from voting on proposals seeking the company to furnish a list of high-ranking employees who served in any governmental capacity over the last five years.

Change in Operations or Products Manufactured or Sold

The Board generally will ABSTAIN from voting on proposals seeking to change the way a company operates (e.g., protect human rights, sexual orientation, stop selling tobacco products, move manufacturing operations to another country, etc.).

Executive Compensation Report

The Board generally will vote AGAINST proposals seeking companies to issue a report on linkages between executive compensation and financial, environmental and social performance on the grounds that executive compensation is a business matter for the company’s board to consider.

Statement of Additional Information – December 1, 2013	C-8

Pay Equity

The Board will generally vote AGAINST proposals seeking a cap on the total pay and other compensation of its executive officers to no more than a specified multiple of the pay of the average employee of the company.

Foreign Issues

Foreign Issues- Directors, Boards, Committees

Approve Discharge of Management (Supervisory) Board

The Board generally votes in accordance with recommendations made by its third party research provider, which typically recommends votes FOR approval of the board, based on factors including whether there is an unresolved investigation or whether the board has participated in wrongdoing. This is a standard request in Germany and discharge is generally granted unless a shareholder states a specific reason for withholding discharge and intends to take legal action.

Announce Vacancies on Management (Supervisory) Board

The Board generally will vote FOR proposals requesting shareholder approval to announce vacancies on the board, as is required under Dutch law.

Approve Director Fees

The Board generally votes in accordance with recommendations made by its third party research provider on proposals seeking approval of director fees.

Foreign Issues- General Corporate Governance

Digitalization of Certificates

The Board generally will vote FOR proposals seeking shareholder approval to amend a company’s articles of incorporation to eliminate references to share certificates and beneficial owners, and to make other related changes to bring the articles in line with recent regulatory changes for Japanese companies.

Authorize Filing of Required Documents and Other Formalities

The Board generally will vote FOR proposals requesting shareholders authorize the holder of a copy of the minutes of the general assembly to accomplish any formalities required by law, as is required in France.

Propose Publications Media

The Board generally will vote FOR proposals requesting shareholders approve the designation of a newspaper as the medium to publish the company’s meeting notice, as is common in Chile and other countries.

Clarify Articles of Association or Incorporation

The Board generally will vote FOR proposals seeking shareholder approval of routine housekeeping of the company’s articles, including clarifying items and deleting obsolete items.

Update Articles of Association or Incorporation with Proxy Results

The Board generally will vote FOR proposals requesting shareholders approve changes to the company’s articles of association or incorporation to reflect the results of a proxy vote by shareholders, which is a routine proposal in certain country’s proxies.

Conform Articles of Association or Incorporation to Law or Stock Exchange

The Board generally will vote FOR proposals requesting shareholder approval to amend the articles of association or incorporation to conform to new requirements in local or national law or rules established by a stock exchange on which its stock is listed.

Statement of Additional Information – December 1, 2013	C-9

Authorize Board to Ratify and Execute Approved Resolutions

The Board generally will vote FOR proposals requesting shareholder approval to authorize the board to ratify and execute any resolutions approved at the meeting.

Prepare and Approve List of Shareholders

The Board generally votes FOR proposals requesting shareholder approval for the preparation and approval of the list of shareholders entitled to vote at the meeting, which is a routine formality in European countries.

Authorize Company to Engage in Transactions with Related Parties

The Board generally will vote FOR proposals requesting shareholder approval for the company, its subsidiaries, and target associated companies to enter into certain transactions with persons who are considered “interested parties” as defined in Chapter 9A of the Listing Manual of the Stock Exchange of Singapore (SES), as the SES related-party transaction rules are fairly comprehensive and provide shareholders with substantial protection against insider trading abuses.

Amend Articles to Lower Quorum Requirement for Special Business

The Board generally will vote on a CASE-BY-CASE basis on proposals seeking to amend the articles to lower the quorum requirement to one-third for special business resolutions at a shareholder meeting, which is common when certain material transactions such as mergers or acquisitions are to be considered by shareholders.

Change Date/Location of Annual Meeting

The Board will vote in accordance with the recommendation of the third-party research provider on proposals to change the date, time or location of the company’s annual meeting of shareholders.

Elect Chairman of the Meeting

The Board generally will vote FOR proposals requesting shareholder approval to elect the chairman of the meeting, which is a routine meeting formality in certain European countries.

Authorize New Product Lines

The Board generally will vote FOR proposals requesting shareholder approval to amend the company’s articles to allow the company to expand into new lines of business.

Approve Financial Statements, Directors’ Reports and Auditors’ Reports

The Board generally will vote FOR proposals that request shareholder approval of the financial statements, directors’ reports, and auditors’ reports.

Foreign Issues- Compensation

Approve Retirement Bonuses for Directors/Statutory Auditors

The Board generally will ABSTAIN from voting on proposals requesting shareholder approval for the payment of retirement bonuses to retiring directors and/or statutory auditors, which is a standard request in Japan, because information to justify the proposal is typically insufficient.

Approve Payment to Deceased Director’s/Statutory Auditor’s Family

The Board generally will ABSTAIN from voting on proposals requesting shareholder approval for the payment of a retirement bonus to the family of a deceased director or statutory auditor, which is a standard request in Japan, because information to justify the proposal is typically insufficient.

Foreign Issues- Business Entity, Capitalization

Set or Approve the Dividend

The Board generally will vote FOR proposals requesting shareholders approve the dividend rate set by management.

Statement of Additional Information – December 1, 2013	C-10

Approve Allocation of Income and Dividends

The Board generally will vote FOR proposals requesting shareholders approve a board’s allocation of income for the current fiscal year, as well as the dividend rate.

Approve Scrip (Stock) Dividend Alternative

The Board generally will vote FOR proposals requesting shareholders authorize dividend payments in the form of either cash or shares at the discretion of each shareholder, provided the options are financially equal. The Board generally will vote AGAINST proposals that do not allow for a cash option unless management demonstrates that the cash option is harmful to shareholder value.

Authorize Issuance of Equity or Equity-Linked Securities

The Board generally will vote FOR proposals requesting shareholder approval to permit the board to authorize the company to issue convertible bonds or other equity-linked debt instruments or to issue shares to satisfy the exercise of such securities.

Authorize Issuance of Bonds

The Board generally will vote FOR proposals requesting shareholder approval granting the authority to the board to issue bonds or subordinated bonds.

Authorize Capitalization of Reserves for Bonus Issue or Increase in Par Value

The Board generally will vote FOR proposals requesting shareholder approval to increase authorized stock by capitalizing various reserves or retained earnings, which allows shareholders to receive either new shares or a boost in the par value of their shares at no cost.

Increase Issued Capital for Rights Issue

The Board generally will vote FOR proposals requesting shareholder approval to increase to issued capital in order to offer a rights issue to current registered shareholders, which provides shareholders the option of purchasing additional shares of the company’s stock, often at a discount to market value, and the company will use the proceeds from the issue to provide additional financing.

Board Authority to Repurchase Shares

The Board generally will vote FOR proposals requesting that a board be given the authority to repurchase shares of the company on the open market, with such authority continuing until the next annual meeting.

Authorize Reissuance of Repurchased Shares

The Board generally will vote FOR proposals requesting shareholder approval to reissue shares of the company’s stock that had been repurchased by the company at an earlier date.

Approve Payment of Corporate Income Tax

The Board generally will vote FOR proposals seeking approval for the use by a company of its reserves in order to pay corporate taxes, which is common practice in Europe.

Cancel Pre-Approved Capital Issuance Authority

The Board generally will vote FOR proposals requesting shareholders cancel a previously approved authority to issue capital, which may be necessary in Denmark as companies there do not have authorized but unissued capital that they may issue as needed like their counterparts in other countries.

Allotment of Unissued Shares

The Board generally will vote FOR proposals requesting that shareholders give the board the authority to allot or issue unissued shares.

Statement of Additional Information – December 1, 2013	C-11

Authority to Allot Shares for Cash

The Board generally will vote FOR proposals requesting that shareholders give the board the ability to allot a set number of authorized but unissued shares for the purpose of employee share schemes and to allot equity securities for cash to persons other than existing shareholders up to a limited aggregate nominal amount (a percentage of the issued share capital of the company).

Foreign Issues- Defense Mechanisms

Authorize Board to Use All Outstanding Capital

The Board will vote on a CASE-BY-CASE basis on proposals requesting shareholders authorize the board, for one year, to use all outstanding capital authorizations in the event that a hostile public tender or exchange offer is made for the company, which is a common anti-takeover measure in France similar to the way U.S. companies use preferred stock.

Foreign Issues- Auditors

Approve Special Auditors’ Report

The Board generally will vote FOR proposals that present shareholders of French companies, as required by French law, with a special auditor’s report that confirms the presence or absence of any outstanding related party transactions. At a minimum, such transactions (with directors or similar parties) must be previously authorized by the board. This part of the French commercial code provides shareholders with a mechanism to ensure an annual review of any outstanding related party transactions.

Appoint Statutory Auditor

The Board generally will vote FOR proposals requesting shareholder approval to appoint the internal statutory auditor, designated as independent internal auditor as required by the revised Japanese Commercial Code.

Foreign Issues- Social and Environmental

Authorize Company to Make EU Political Organization Donations

The Board generally will ABSTAIN from voting on proposals that seek authorization for the company to make EU political organization donations and to incur EU political expenditures.

Statement of Additional Information – December 1, 2013	C-12

Appendix D

Class A – Calculation of the Sales Charge

Sales charges are determined as shown in the following table. The table is organized by investment category. You can find your fund’s investment category in Table 1.

			Sales charge(a) as a percentage of:
Fund category	Total market value		Public offering price(b)	Net amount invested
Equity, Flexible, Fund-of-funds – equity, Columbia Absolute Return Emerging Markets Macro and Columbia Absolute Return Enhanced Multi-Strategy	$0 – $49,999		5.75%	6.10%
	$50,000 – $99,999		4.50%	4.71%
	$100,000 – $249,999		3.50%	3.63%
	$250,000 – $499,999		2.50%	2.56%
	$500,000 – $999,999		2.00%	2.04%
	$1,000,000 or more	(c),(d)	0.00%	0.00%
	$0 – $49,999		4.75%	4.99%
	$50,000 – $99,999		4.25%	4.44%
Fund-of-funds – fixed income, State tax-exempt fixed income, Taxable fixed income, Tax-exempt fixed income	$100,000 – $249,999		3.50%	3.63%
	$250,000 – $499,999		2.50%	2.56%
	$500,000 – $999,999		2.00%	2.04%
	$1,000,000 or more	(c),(d)	0.00%	0.00%
For Columbia Absolute Return Currency and Income, Columbia Absolute Return Multi-Strategy, Columbia Floating Rate, Columbia Inflation Protected Securities, Columbia Limited Duration Credit	$0 – $99,999		3.00%	3.09%
	$100,000 – $249,999		2.50%	2.56%
	$250,000 – $499,999		2.00%	2.04%
	$500,000 – $999,999		1.50%	1.52%
	$1,000,000 or more	(c),(d)	0.00%	0.00%

(a)	Because the offering price is calculated to two decimal places, the dollar amount of the sales charge as a percentage of the offering price and your net amount invested for any particular purchase of fund shares may be higher or lower depending on whether downward or upward rounding was required during the calculation process.

(b)	Purchase price includes the sales charge.

(c)	Although there is no sales charge for purchases with a total market value of $1 million or more, and therefore no re-allowance, the distributor may pay a selling and/or servicing agent the following out of its own resources: 1.00% on purchases from $1 million up to but not including $3 million; 0.50% on purchases of $3 million up to but not including $50 million; and 0.25% on amounts of $50 million or more. The distributor may be reimbursed if a CDSC is deducted when the shares are redeemed.

(d)	For eligible employee benefit plans, selling and/or servicing agents are eligible to receive from the distributor the following sales commissions on purchases that are coded as commission eligible trades: 1.00% on all purchases up to but not including $3 million, including those in amounts of less than $1 million; up to 0.50% on all purchases of $3 million up to but not including $50 million; and up to 0.25% on all purchases of $50 million or more.

For additional information about choosing a share class, see Appendix S.

Statement of Additional Information – December 1, 2013	D-1

Appendix E

Legacy Columbia Funds

Legacy Columbia funds are funds that were branded Columbia or Columbia Acorn prior to Sept. 27, 2010.

Columbia Acorn® Fund

Columbia Acorn Emerging Markets Fund

Columbia Acorn International

Columbia Acorn International Select

Columbia Acorn Select

Columbia Acorn USA

Columbia Balanced Fund

Columbia Bond Fund

Columbia California Intermediate Municipal Bond Fund

Columbia California Tax-Exempt Fund

Columbia Capital Allocation Moderate Aggressive Portfolio (formerly known as Columbia LifeGoal® Balanced Growth Portfolio)

Columbia Capital Allocation Moderate Conservative Portfolio (formerly known as Columbia LifeGoal® Income and Growth Portfolio)

Columbia Connecticut Intermediate Municipal Bond Fund

Columbia Contrarian Core Fund

Columbia Convertible Securities Fund

Columbia Corporate Income Fund (formerly known as Columbia Income Fund)

Columbia Dividend Income Fund

Columbia Emerging Markets Fund

Columbia Energy and Natural Resources Fund

Columbia Georgia Intermediate Municipal Bond Fund

Columbia Global Dividend Opportunity Fund (formerly known as Columbia Strategic Investor Fund)

Columbia Greater China Fund

Columbia High Yield Municipal Fund

Columbia Intermediate Bond Fund

Columbia Intermediate Municipal Bond Fund

Columbia International Bond Fund

Columbia International Value Fund

Columbia Large Cap Core Fund

Columbia Large Cap Enhanced Core Fund

Columbia Large Cap Growth Fund

Columbia Large Cap Index Fund

Columbia LifeGoal® Growth Portfolio

Columbia Marsico 21st Century Fund

Columbia Marsico Focused Equities Fund

Columbia Marsico Global Fund

Columbia Marsico Growth Fund

Columbia Marsico International Opportunities Fund

Columbia Maryland Intermediate Municipal Bond Fund

Columbia Massachusetts Intermediate Municipal Bond Fund

Columbia Masters International Equity Portfolio

Columbia Mid Cap Growth Fund

Columbia Mid Cap Index Fund

Columbia Mid Cap Value Fund

Columbia Multi-Advisor International Equity Fund

Columbia New York Intermediate Municipal Bond Fund

Columbia New York Tax-Exempt Fund

Columbia North Carolina Intermediate Municipal Bond Fund

Columbia Oregon Intermediate Municipal Bond Fund

Columbia Overseas Value Fund

Columbia Pacific/Asia Fund

Columbia Real Estate Equity Fund

Columbia Select Large Cap Growth Fund

Columbia Short Term Bond Fund

Columbia Short Term Municipal Bond Fund

Columbia Small Cap Core Fund

Columbia Small Cap Growth Fund I

Columbia Small Cap Index Fund

Columbia Small Cap Value Fund I

Columbia Small Cap Value Fund II

Columbia South Carolina Intermediate Municipal Bond Fund

Columbia Strategic Income Fund

Columbia Tax-Exempt Fund

Columbia Technology Fund

Columbia Thermostat FundSM

Columbia U.S. Treasury Index Fund

Columbia Value and Restructuring Fund

Columbia Virginia Intermediate Municipal Bond Fund

Statement of Additional Information – December 1, 2013	E-1

 Appendix F

Legacy RiverSource Funds

Legacy RiverSource funds include RiverSource, Seligman and Threadneedle funds, funds renamed effective Sept. 27, 2010 to bear the Columbia brand, and certain other funds. Prior fund names are noted in parenthesis.

Columbia Absolute Return Currency and Income Fund (formerly known as RiverSource Absolute Return Currency and Income Fund)

Columbia AMT-Free Tax-Exempt Bond Fund (formerly known as RiverSource Tax-Exempt Bond Fund)

Columbia Asia Pacific ex-Japan Fund (formerly known as Threadneedle Asia Pacific Fund)

Columbia Capital Allocation Aggressive Portfolio (formerly known as Columbia Portfolio Builder Aggressive Fund and as RiverSource Portfolio Builder Aggressive Fund)

Columbia Capital Allocation Conservative Portfolio (formerly known as Columbia Portfolio Builder Conservative Fund and as RiverSource Portfolio Builder Conservative Fund)

Columbia Capital Allocation Moderate Portfolio (formerly known as Columbia Portfolio Builder Moderate Fund and as RiverSource Portfolio Builder Moderate Fund)

Columbia Diversified Equity Income Fund (formerly known as RiverSource Diversified Equity Income Fund)

Columbia Dividend Opportunity Fund (formerly known as RiverSource Dividend Opportunity Fund)

Columbia Emerging Markets Bond Fund (formerly known as RiverSource Emerging Markets Bond Fund)

Columbia Equity Value Fund (formerly known as RiverSource Equity Value Fund)

Columbia European Equity Fund (formerly known as Threadneedle European Equity Fund)

Columbia Floating Rate Fund (formerly known as RiverSource Floating Rate Fund)

Columbia Global Bond Fund (formerly known as RiverSource Global Bond Fund)

Columbia Global Equity Fund (formerly known as Threadneedle Global Equity Fund)

Columbia Global Opportunities Fund (formerly known as Columbia Strategic Allocation Fund and as RiverSource Strategic Allocation Fund)

Columbia High Yield Bond Fund (formerly known as RiverSource High Yield Bond Fund)

Columbia Income Builder Fund (formerly known as RiverSource Income Builder Basic Income Fund)

Columbia Income Opportunities Fund (formerly known as RiverSource Income Opportunities Fund)

Columbia Inflation Protected Securities Fund (formerly known as RiverSource Inflation Protected Securities Fund)

Columbia Large Core Quantitative Fund (formerly known as RiverSource Disciplined Equity Fund)

Columbia Large Growth Quantitative Fund (formerly known as RiverSource Disciplined Large Cap Growth Fund)

Columbia Large Value Quantitative Fund (formerly known as RiverSource Disciplined Large Cap Value Fund)

Columbia Limited Duration Credit Fund (formerly known as RiverSource Limited Duration Bond Fund)

Columbia Marsico Flexible Capital Fund

Columbia Mid Cap Value Opportunity Fund (formerly known as RiverSource Mid Cap Value Fund)

Columbia Minnesota Tax-Exempt Fund (formerly known as RiverSource Minnesota Tax-Exempt Fund)

Columbia Money Market Fund (formerly known as RiverSource Cash Management Fund)

Columbia Multi-Advisor Small Cap Value Fund (formerly known as RiverSource Partners Small Cap Value Fund)

Columbia Recovery and Infrastructure Fund (formerly known as RiverSource Recovery and Infrastructure Fund)

Columbia Select Large-Cap Value Fund (formerly known as Seligman Large-Cap Value Fund)

Columbia Select Smaller-Cap Value Fund (formerly known as Seligman Smaller-Cap Value Fund)

Columbia Seligman Communications and Information Fund (formerly known as Seligman Communications and Information Fund, Inc.)

Columbia Seligman Global Technology Fund (formerly known as Seligman Global Technology Fund)

Columbia Short-Term Cash Fund (formerly known as RiverSource Short-Term Cash Fund)

Columbia U.S. Government Mortgage Fund (formerly known as RiverSource U.S. Government Mortgage Fund)

Statement of Additional Information – December 1, 2013	F-1

Appendix S

MORE INFORMATION ABOUT CHOOSING A SHARE CLASS

Changes to Share Class Names

Effective October 25, 2012, Class R4 shares were renamed Class K shares. Effective October 31, 2012, Class R3 shares were renamed Class R4 shares. Prior to September 3, 2010, Class R shares of Legacy RiverSource Funds were known as Class R2 shares.

Front-End Sales Charge Reductions – Accounts Eligible for Aggregation

The following accounts are eligible for account value aggregation for purposes of the right of accumulation and letters of intent as described in the prospectuses offering share classes subject to a front-end sales charge:

•	Individual or joint accounts;

•	Roth and traditional Individual Retirement Accounts (IRAs), Simplified Employee Pension accounts (SEPs), Savings Investment Match Plans for Employees of Small Employers accounts (SIMPLEs) and Tax Sheltered Custodial Accounts (TSCAs);

•	Uniform Gifts to Minors Act (UGMA)/Uniform Transfers to Minors (UTMA) accounts for which you, your spouse, or your domestic partner is parent or guardian of the minor child;

•	Revocable trust accounts for which you or an immediate family member, individually, is the beneficial owner/grantor;

•	Accounts held in the name of your, your spouse’s, or your domestic partner’s sole proprietorship or single owner limited liability company or S corporation;

•	Qualified retirement plan assets, provided that you are the sole owner of the business sponsoring the plan, are the sole participant (other than a spouse) in the plan, and have no intention of adding participants to the plan; and

•	Investments in wrap accounts;

provided that each of the accounts identified above is invested in Class A, Class B, Class C, Class E, Class F, Class T, Class W and/or Class Z shares of the Funds.

The following accounts are not eligible for account value aggregation:

•	Accounts of pension and retirement plans with multiple participants, such as 401(k) plans (which are combined to reduce the sales charge for the entire pension or retirement plan and therefore are not used to reduce the sales charge for your individual accounts);

•	Accounts invested in Class I, Class K, Class R, Class R4, Class R5 and/or Class Y shares of the Funds;

•	Investments in 529 plans, donor advised funds, variable annuities, variable life insurance products, or managed separate accounts;

•	Charitable and irrevocable trust accounts;

•	Accounts holding shares of money market Funds that used the Columbia brand before May 1, 2010; and

•	Direct purchases of Columbia Money Market Fund shares. (Shares of Columbia Money Market Fund acquired by exchange from other Funds may be combined for letter of intent purposes.)

Sales Charge Waivers

Front-End Sales Charge Waivers

The following categories of investors may buy Class A, Class E and Class T shares of the funds at net asset value, without payment of any front-end sales charge that would otherwise apply:

•	Current or retired fund Board members, officers or employees of the funds or Columbia Management or its affiliates[1];

•	Current or retired Ameriprise Financial Services, Inc. financial advisors and employees of such financial advisors[1];

•	Registered representatives and other employees of affiliated or unaffiliated selling agents (and their immediate family members and related trusts or other entities owned by the foregoing) having a selling agreement with the Distributor[1];

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•	Registered broker-dealer firms that have entered into a dealer agreement with the Distributor may buy Class A shares without paying a front-end sales charge for their investment account only;

•	Portfolio managers employed by subadvisers of the funds[1];

•	Partners and employees of outside legal counsel to the funds or the funds’ directors or trustees who regularly provide advice and services to the funds, or to their directors or trustees;

•	Direct rollovers (i.e., rollovers of fund shares and not reinvestments of redemption proceeds) from qualified employee benefit plans, provided that the rollover involves a transfer to Class A shares in the same fund;

•	Employees of Bank of America, its affiliates and subsidiaries;

•	Employees or partners of Columbia Wanger Asset Management, LLC and Marsico Capital Management, LLC (or their successors);

•	(For Class T shares only) Shareholders who (i) bought Galaxy fund Retail A shares at net asset value and received Class T shares in exchange for those shares during the Galaxy/Liberty fund reorganization; and (ii) continue to maintain the account in which the Retail A shares were originally bought; and Boston 1784 fund shareholders on the date that those funds were reorganized into Galaxy funds;

•	Separate accounts established and maintained by an insurance company which are exempt from registration under Section 3(c)(11);

•	At the fund’s discretion, front-end sales charges may be waived for shares issued in plans of reorganization, such as mergers, asset acquisitions and exchange offers, to which the fund is a party; and

•	In the Distributor’s discretion, on (i) purchases (including exchanges) of Class A shares in accounts of selling agents that have entered into agreements with the Distributor to offer fund shares to self-directed investment brokerage accounts that may or may not charge a transaction fee to customers and (ii) exchanges of Class Z shares of a fund for Class A shares of the fund.

The following categories of investors may buy Class A shares of Legacy RiverSource Funds at net asset value, without payment of any front-end sales charge that would otherwise apply:

•	Participants of “eligible employee benefit plans” including 403(b) plans for which Ameriprise Financial Services, Inc. (Ameriprise Financial Services) serves as broker-dealer, and the school district or group received a written proposal from Ameriprise Financial Services between November 1, 2007 and December 31, 2008 (each a Qualifying 403(b) Plan). In order for participants in one of these 403(b) plans to receive this waiver, at least one participant account of the 403(b) plan must have been funded at Ameriprise Financial Services prior to December 31, 2009. This waiver may be discontinued for any Qualifying 403(b) Plan, in the sole discretion of the Distributor, after December 31, 2009.

Purchases of Class A, Class E and Class T shares may be made at net asset value if they are made as follows:

•	With dividend or capital gain distributions from a fund or from the same class of another fund;

•	Through or under a wrap fee product or other investment product sponsored by a selling agent that charges an account management fee or other managed agency/asset allocation accounts or programs involving fee-based compensation arrangements that have or that clear trades through a selling agent that has a selling agreement with the Distributor;

•	Through state sponsored college savings plans established under Section 529 of the Internal Revenue Code;

•	Through banks, trust companies and thrift institutions, acting as fiduciaries; and

•	Through “employee benefit plans” created under section 401(a), 401(k), 457 and 403(b), and qualified deferred compensation plans, that have a plan level or omnibus account maintained with the fund or the Transfer Agent and transacts directly with the fund or the Transfer Agent through a third party administrator or third party recordkeeper; and

[1]	Including their spouses or domestic partners, children or step-children, parents, step-parents or legal guardians, and their spouse’s or domestic partner’s parents, step-parents, or legal guardians.

Investors can also buy Class A shares without paying a sales charge if the purchase is made from the proceeds of a sale from any Columbia Fund Class A, B, C or T shares of another fund in the Columbia Funds Complex (other than Columbia Money Market Fund) within 90 days, up to the amount of the sales proceeds. In addition, shareholders of the money market fund series of BofA Funds Series Trust, which were formerly referred to as the Columbia Money Market Funds (the Former Columbia Money Market Funds), can also buy Class A shares of the Columbia Funds without paying a sales charge if the

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purchase is made from the proceeds of a sale of shares from a Former Columbia Money Market Fund within 90 days, up to the amount of the sales proceeds, provided that the proceeds are from the sale of shares of a Former Columbia Money Market Fund purchased on or before April 30, 2010. To be eligible for these reinstatement privileges the purchase must be made into an account for the same owner, but does not need to be into the same fund from which the shares were sold. The Transfer Agent, Distributor or their agents must receive a written reinstatement request within 90 days after the shares are sold and the purchase of Class A shares through this reinstatement privilege will be made at the NAV of such shares next calculated after the request is received in good order.

Restrictions may apply to certain accounts and certain transactions. The funds may change or cancel these terms at any time. Any change or cancellation applies only to future purchases. Unless you provide your financial advisor with information in writing about all of the factors that may count toward a waiver of the sales charge, there can be no assurance that you will receive all of the waivers for which you may be eligible. You should request that your financial advisor provide this information to the funds when placing your purchase order. For more information about the sales charge reductions and waivers described here, as well as additional categories of eligible investors, please see the applicable prospectus.

Contingent Deferred Sales Charge Waivers (Class A, Class B, Class C and Class T Shares)

For purposes of calculating a CDSC, the start of the holding period is generally the first day of the month in which your purchase was made. However, for purposes of calculating the CDSC on Class B shares of Legacy RiverSource Funds purchased on or before the close of business on September 3, 2010, the start of the holding period is the date your purchase was made.

Shareholders won’t pay a CDSC on redemption of Class A, Class C and Class T shares:

•	In the event of the shareholder’s death;

•	For which no sales commission or transaction fee was paid to an authorized selling agent at the time of purchase;

•	Purchased through reinvestment of dividend and capital gain distributions;

•	In an account that has been closed because it falls below the minimum account balance;

•	That result from required minimum distributions taken from retirement accounts upon the shareholder’s attainment of age 70 1⁄2;

•	That result from returns of excess contributions made to retirement plans or individual retirement accounts, so long as the selling agent returns the applicable portion of any commission paid by the Distributor;

•	Of Class A shares of a fund initially purchased by an employee benefit plan;

•	Other than Class A shares of a fund initially purchased by an employee benefit plan that are not connected with a plan level termination;

•	In connection with the fund’s Small Account Policy (as described in the applicable prospectus); and

•	At a fund’s discretion, issued in connection with plans of reorganization, including but not limited to mergers, asset acquisitions and exchange offers, to which the fund is a party.

Shareholders won’t pay a CDSC on redemption of Class B or Class F shares:

•	In the event of the shareholder’s death; and

•	That result from required minimum distributions taken from retirement accounts upon the shareholder’s attainment of age 70 1⁄2.

Shareholders won’t pay a CDSC on the following categories of redemptions of Class B or Class F shares purchased prior to September 7, 2010:

•	Shares redeemed by health savings accounts sponsored by third party platforms, including those sponsored by Bank of America affiliates.*

•	Shares redeemed for medical payments that exceed 7.5% of income.*

•	Shares redeemed to pay for insurance by an individual who has separated from employment and who has received unemployment compensation under a federal or state program for at least twelve weeks.*

•	Redemptions of shares pursuant to a Systematic Withdrawal Plan (SWP) established with the Transfer Agent, to the extent that the sales do not exceed, on an annual basis, 12% of the account’s value as long as distributions are reinvested. Otherwise, a CDSC will be charged on SWP sales until this requirement is met.

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•	For shares purchased prior to September 7, 2010, CDSCs may be waived on sales after the sole shareholder on an individual account or a joint tenant on a joint tenant account becomes disabled (as defined by Section 72(m)(7) of the Code). To be eligible for such a waiver: (i) the disability must arise after the account is opened and (ii) a letter from a physician must be signed under penalty of perjury stating the nature of the disability. If the account is transferred to a new registration and then shares are sold, the applicable CDSC will be charged.*

•	Shares redeemed in connection with loans from qualified retirement plans to shareholders.*

•	CDSCs may be waived on shares (except for Class B shares) sold by certain group retirement plans held in omnibus accounts. However, CDSCs may not be waived for Class C shares if the waiver would occur as a result of a plan-level termination.

Below are additional categories of CDSC waivers for Class B and Class F shares of Legacy Columbia Funds purchased prior to September 7, 2010:

•	Shares redeemed in connection with distributions from qualified retirement plans, government (Section 457) plans, individual retirement accounts or custodial accounts under Section 403(b)(7) of the Code following normal retirement or the attainment of 59½.**
*	Fund investors and Selling Agents must inform the Fund or the Transfer Agent in writing that the Fund investor qualifies for the particular sales charge waiver and provide proof thereof.

**	For direct trades on non-prototype retirement accounts where the date of birth of the Fund shareholder is not maintained, the shareholder or Selling Agent must inform the Fund or the Transfer Agent in writing that the Fund investor qualifies for the particular sales charge waiver and provide proof thereof.

Shareholders won’t pay a CDSC on the following categories of redemptions of Class B shares of Legacy RiverSource Funds:

•	Redemptions of Class B shares of Legacy RiverSource Funds held in investment-only accounts (i.e., accounts for which Ameriprise Trust Company does not act as the custodian) at Ameriprise Financial Services on behalf of a trust for an employee benefit plan.

•	Redemptions of Class B shares of Legacy RiverSource Funds held in individual retirement accounts or certain qualified plans, on or prior to June 12, 2009, such as Keogh plans, tax-sheltered custodial accounts or corporate pension plans where Ameriprise Trust Company is acting as custodian, provided that the shareholder is (i) at least 59½ years old and taking a retirement distribution (if the sale is part of a transfer to an individual retirement account or qualified plan, or a custodian-to-custodian transfer, the CDSC will not be waived* or (ii) selling under an approved substantially equal periodic payment arrangement.

•	Class B shares of Legacy RiverSource Funds held in individual retirement accounts and certain qualified plans where an Ameriprise Financial affiliate acts as selling agent that were purchased prior to September 7, 2010 and sold under an approved substantially equal periodic payment arrangement (applies to retirement accounts when a shareholder sets up an arrangement with the IRS). The Distributor, in its discretion, may grant a waiver to accounts held directly with the Transfer Agent or held at other selling agents under similar circumstances.**
*	You must notify the Fund or the Transfer Agent prior to redeeming shares of the applicability of the CDSC waiver, but final decision of the applicability of the CDSC waiver is contingent on approval of the Fund or the Transfer Agent.

**	Fund investors and selling and/or servicing agents must inform the Fund or the Transfer Agent in writing that the Fund investor qualifies for the particular sales charge waiver and provide proof thereof.

Restrictions may apply to certain accounts and certain transactions. The Distributor may, in its sole discretion, authorize the waiver of the CDSC for additional classes of investors. The fund may change or cancel these terms at any time. Any change or cancellation applies only to future purchases. For more information about the sales charge reductions and waivers described here, as well as additional categories of eligible redemptions, please see the prospectuses.

Minimum Initial Investment in Class Z Shares

Class Z shares are available only to certain eligible investors, which are subject to different minimum initial investment requirements described in the prospectuses, as supplemented. In addition to the categories of Class Z investors described in the prospectuses, as supplemented, the minimum initial investment in Class Z shares is as follows:

There is no minimum initial investment in Class Z shares for any health savings account sponsored by a third party platform, including those sponsored by affiliates of Bank of America.

The minimum initial investment in Class Z shares for the following eligible investors is $1,000:

•

Any persons employed as of April 30, 2010 by the Legacy Columbia Funds’ former investment manager, distributor or transfer agent and immediate family members of any of the foregoing who share the same address and any

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employee of the Investment Manager, Distributor or Transfer Agent and immediate family members of any of the foregoing who share the same address and are eligible to make new and subsequent purchases in Class Z shares through an individual retirement account. If you maintain your account with a financial intermediary, you must contact that financial intermediary each time you seek to purchase shares to notify them that you qualify for Class Z shares.

The minimum initial investment in Class Z shares for the following categories of eligible investors is $2,000:

•	Any client of Bank of America or one of its subsidiaries buying shares through an asset management company, trust, fiduciary, retirement plan administration or similar arrangement with Bank of America or the subsidiary.

•	Any employee (or family member of an employee) of Bank of America or one of its subsidiaries.

•	Any investor buying shares through a Columbia Management state tuition plan organized under Section 529 of the Internal Revenue Code.

•	Any trustee or director (or family member of a trustee or director) of a fund distributed by the Distributor.

•	Any persons employed as of April 30, 2010 by the Legacy Columbia Funds’ former investment manager, distributor or transfer agent and immediate family members of any of the foregoing who share the same address and any employee of the Investment Manager, Distributor or Transfer Agent and immediate family members of any of the foregoing who share the same address and are eligible to make new and subsequent purchases in Class Z shares through a non-retirement account. If you maintain your account with a financial intermediary, you must contact that financial intermediary each time you seek to purchase shares to notify them that you qualify for Class Z shares.

As described in the prospectuses offering Class Z shares, any shareholder (as well as any family member of a shareholder or person listed on an account registration for any account of the shareholder) of another fund distributed by the Distributor who holds Class Z shares is eligible to purchase Class Z shares subject to a minimum initial investment of $2,000. If the account in which the shareholder holds Class Z shares is not eligible to purchase additional Class Z shares, the shareholder may purchase Class Z shares in an account maintained directly with the Transfer Agent, subject to the $2,000 minimum for such direct account.

Class B Shares – Conversion to Class A Shares

Class B shares purchased in a Legacy Columbia Fund at any time and Legacy RiverSource Fund (including former Seligman Fund) on or after June 13, 2009 automatically convert to Class A shares after you’ve owned the shares for eight years, except for Class B shares of Columbia Short Term Municipal Bond Fund, which do not convert to Class A shares. Class B shares originally purchased in a Legacy RiverSource Fund (other than a former Seligman Fund) on or prior to June 12, 2009 will convert to Class A shares after eight and one half years of ownership. Class B shares originally purchased in a former Seligman Fund on or prior to June 12, 2009 will convert to Class A shares in the month prior to the ninth year of ownership. The conversion feature allows you to benefit from the lower operating costs of Class A shares, which can help increase your total returns from an investment in the fund.

The following rules apply to the conversion of Class B shares to Class A shares:

•	Class B shares are converted on or about the 15th day of the month that they become eligible for conversion. For purposes of determining the month when your Class B shares are eligible for conversion, the start of the holding period is the first day of the month in which your purchase was made.

•	Any shares you received from reinvested distributions on these shares generally will convert to Class A shares at the same time.

•	You’ll receive the same dollar value of Class A shares as the Class B shares that were converted. Class B shares that you received from an exchange of Class B shares of another fund will convert based on the day you bought the original shares.

•	No sales charge or other charges apply, and conversions are free from U.S. federal income tax.

Class A Shares of Active Portfolio Funds

The Active Portfolio Funds offer only Class A shares that are available only to certain eligible investors through certain wrap fee programs sponsored and/or managed by Ameriprise Financial or its affiliates. Class A shares of Active Portfolio Funds are not subject to any front-end sales charge or contingent deferred sales charge.

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Additional Information About Class R Eligibility

Class R shares are available only to eligible health savings accounts sponsored by third party platforms, including those sponsored by Ameriprise Financial affiliates, eligible retirement plans and, at the discretion of the distributor, other types of retirement accounts held through platforms maintained by selling agents approved by the distributor. Eligible retirement plans include any retirement plan other than individual 403(b) plans. Class R shares are generally not available for investment through retail nonretirement accounts, traditional and Roth IRAs, Coverdell Education Savings Accounts, SEPs, SAR-SEPs, Simple IRAs or 529 tuition programs. Contact the transfer agent or your retirement plan or health savings account administrator for more information about investing in Class R shares.

Additional Information About Class R4 Eligibility

Class R4 shares are available only to (i) omnibus retirement plans, (ii) trust companies or similar institutions, (iii) broker-dealers, banks, trust companies and similar institutions that clear Fund share transactions for their client or customer investment advisory or similar accounts through designated selling agents and their mutual fund trading platforms that have been granted specific written authorization from the transfer agent with respect to Class R4 eligibility apart from selling, servicing or similar agreements, (iv) 501(c)(3) charitable organizations, (v) 529 plans and (vi) health savings accounts.

Additional Information About Class Z Closing

Omnibus retirement plans that opened and, subject to certain exceptions, funded a Class Z account with a Fund as of the close of business on March 28, 2013, and continuously hold Class Z shares in such account after March 28, 2013, may generally continue to make additional purchases of Class Z shares, open new Class Z accounts and add new participants. The distributor may, in its sole discretion, delay the funding requirement described above to allow an omnibus retirement plan that opened a Class Z account (the initial Class Z account) with a Fund as of the close of business on March 28, 2013 to make additional purchases of Class Z shares, open new Class Z accounts and add new participants after March 28, 2013 so long as the initial Class Z account is funded by July 2, 2013.

New Minimum Initial Investment Amount for Class R5

A minimum initial investment of $100,000 applies to purchases of Class R5 shares of a Fund for accounts of any registered investment adviser that clears Fund share transactions for their client or customer accounts through designated selling agents and their mutual fund trading platforms that have been granted specific written authorization from the transfer agent with respect to Class R5 eligibility apart from selling, servicing or similar agreements. There is no minimum initial investment in Class R5 shares for omnibus retirement plans.

Additional Eligible Investors

The Distributor, in its sole discretion, may accept investments in any share class of a Fund from investors other than those listed above and the Fund’s prospectus(es).

Additional Information About Minimum Initial Investments

The Distributor, in its sole discretion, may also waive minimum initial investment requirements, including without limitation the requirement for omnibus retirement plans with plan assets of less than $10 million to invest $500,000 or more in Class Y shares of a Fund. Minimum investment and related requirements may be modified at any time, with or without prior notice.

Additional Information about Systematic Withdrawal Plans

Systematic Withdrawal Plans allow you to schedule regular redemptions from your account any day of the month on a monthly, quarterly or semi-annual basis. Currently, Systematic Withdrawal Plans are generally available for Class A, B, C, R4, R5, T, W, Y and Z share accounts. Contact the Transfer Agent or your financial advisor to set up the plan.

To set up the plan, your account balance must meet the class minimum initial investment amount. All dividend and capital gain distributions must be reinvested to set up the plan. A Systematic Withdrawal Plan cannot be set up on an account that already has a Systematic Investment Plan established. If you set up the plan after you’ve opened your account, we may require your signature to be Medallion Signature Guaranteed.

You can choose to receive your withdrawals via check or direct deposit into your bank account. The Fund will deduct any applicable CDSC from the withdrawals before sending the balance to you. You can cancel the plan by giving the Fund 30 days notice in writing or by calling the Transfer Agent at 800.422.3737. It’s important to remember that if you withdraw more than your investment in the Fund is earning, you’ll eventually withdraw your entire investment.

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Fund Reorganizations

Class A shares may be issued without any initial sales charge in connection with the acquisition of cash and securities owned by other investment companies. Any CDSC will be waived in connection with the redemption of shares of the fund if the fund is combined with another fund or in connection with a similar reorganization transaction.

Rejection of Purchases

Each fund and the distributor of the funds reserve the right to reject any offer to purchase shares, in their sole discretion.

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